UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

 Rydex Series Funds

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex Series Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2016

Rydex Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

RSECF-ANN-2-0316x0317	guggenheiminvestments.com

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
BANKING FUND	11
BASIC MATERIALS FUND	19
BIOTECHNOLOGY FUND	27
CONSUMER PRODUCTS FUND	35
ELECTRONICS FUND	44
ENERGY FUND	52
ENERGY SERVICES FUND	61
FINANCIAL SERVICES FUND	68
HEALTH CARE FUND	78
INTERNET FUND	87
LEISURE FUND	95
PRECIOUS METALS FUND	104
REAL ESTATE FUND	111
RETAILING FUND	120
TECHNOLOGY FUND	128
TELECOMMUNICATIONS FUND	137
TRANSPORTATION FUND	145
UTILITIES FUND	153
NOTES TO FINANCIAL STATEMENTS	161
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	173
OTHER INFORMATION	174
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	176
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	179

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our sector funds (the “Funds”) for the annual period ended March 31, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2016

Financial markets were buffeted by a variety of events over the past year, including volatility in the oil market, weak growth and a devaluation in China, ongoing stimulus from global central banks, and a delayed September rate hike by the U.S. Federal Reserve (the “Fed”)—and then capped by a 25 basis point increase in the U.S. federal funds target rate in December. While the direct impact of the move was fairly insignificant, the decision to begin normalization of interest rates after seven years of unprecedented liquidity provision was not. Indeed, in 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concern about plunging commodity prices, and slowing economic growth in China and other emerging market economies.

As 2016 began, forecasts for U.S. and global economic growth were downgraded, and recession fears surged along with market volatility. Estimates for first quarter gross domestic product (“GDP”) in the U.S. were marked down, even though first quarter GDP has undershot full-year growth rates in six out of the last seven years. Risk assets rallied in the last half of the first quarter, led by a dovish pivot in the Fed’s communication that spurred a rally in crude oil and a reversal of dollar strength. The weaker dollar, along with optimism about a production freeze agreed to by a group of major oil producing countries, helped oil to rebound. After falling in the early weeks of the year to a cycle low of $26 per barrel on February 11, 2016, the front-month West Texas Intermediate (“WTI”) oil futures contract rallied as high as $40 per barrel before closing the quarter at $38 per barrel.

The outlook for economic growth outside the U.S. softened in the first quarter. A further deterioration in the euro zone inflation outlook prompted the European Central Bank (“ECB”) to announce an increase in the size of its monthly asset purchases and reduce its deposit rate to -40 basis points. European government bonds rallied following the announcement, with the 10-year German bund ending the first quarter with a yield of just 16 basis points.

Ongoing stimulus efforts in Asia also appeared likely to contribute to low U.S. rates. Chinese industrial production growth continued to slow in early 2016, prompting the People’s Bank of China (“PBOC”) to stimulate credit growth by allowing banks to hold fewer reserves against deposits. And after years of struggling with stagnant growth and low inflation, the Bank of Japan (“BOJ”) surprised markets by cutting its key interest rate to -10 basis points in January. The negative rates pushed a considerable amount of Japanese savings into foreign markets.

In an environment where global rates are moving lower and markets are already starved for yield, foreign investors began looking to the U.S. Guggenheim expects that U.S. Treasury yields will fall further as the gravitational pull of global yields gets stronger, and does not discount the possibility of 10-year U.S. Treasury yields declining to closer to 1 percent before the end of the year.

A stronger dollar has weighed on the U.S. economy, but consumer spending has been resilient. The labor market is now operating near full employment, and tight labor market conditions are beginning to spur faster wage growth. We believe the U.S. economy is fundamentally sound, and find little evidence to support the conclusion that the economy will fall into a recession in 2016.

Despite the relative health of the U.S. economy, markets are concerned that sluggish global growth will hold back the U.S. expansion, that inflation will remain below the Fed’s target for longer, and that tighter conditions in credit markets have raised recession risks. Our view is that the Fed remains focused on fulfilling its dual mandate objectives of maximum employment and price stability, and thus is biased toward normalizing policy. We expect further declines in the unemployment rate as job gains outstrip growth in the labor force. Meanwhile, core and headline inflation should move closer to the Fed’s target by year end, reflecting our forecasts for a tighter labor market and a modest rise in oil prices. Normally, this would result in at least two Fed rate hikes on the table for 2016, but the U.S. Fed is becoming more sensitive to global financial conditions and the extent of global money flows that occur as monetary policy in the U.S. diverges from Europe, Japan and China. As a result, we have reduced our expectations for a June rate hike, although it would normally be an easy call. We continue to believe a December rate hike is a near certainty. A solid macroeconomic backdrop and a rebalancing oil market should support an improving credit picture in the second half of 2016.

For the 12 months ended March 31, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.78%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.27%. The return of the MSCI Emerging Markets Index* was -12.03%.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	March 31, 2016

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 1.96% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.69%. The return of the Bank of America Merrill (“BofA”) Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free-float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary Index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media, and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples Index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco and producers of nondurable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy Index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products, coal, and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials Index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care Index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care-related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals, biotechnology, and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials Index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office, and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail, and transportation infrastructure.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2016

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology Index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management, and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment, and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials Index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, and metals, minerals, and mining companies, including producers of steel.

S&P 500® Telecommunication Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services Index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth, and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities Index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2015 and ending March 31, 2016.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for up to the past five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.36%	(5.68%)	$ 1,000.00	$ 943.20	$ 6.61
A-Class	1.61%	(5.79%)	1,000.00	942.10	7.82
C-Class	2.36%	(6.16%)	1,000.00	938.40	11.44
H-Class	1.61%	(5.77%)	1,000.00	942.30	7.82
Basic Materials Fund
Investor Class	1.36%	16.52%	1,000.00	1,165.20	7.36
A-Class	1.61%	16.36%	1,000.00	1,163.60	8.71
C-Class	2.36%	15.94%	1,000.00	1,159.40	12.74
H-Class	1.60%	16.39%	1,000.00	1,163.90	8.66
Biotechnology Fund
Investor Class	1.34%	(14.70%)	1,000.00	853.00	6.21
A-Class	1.59%	(14.81%)	1,000.00	851.90	7.36
C-Class	2.34%	(15.13%)	1,000.00	848.70	10.81
H-Class	1.59%	(14.80%)	1,000.00	852.00	7.36
Consumer Products Fund
Investor Class	1.35%	11.98%	1,000.00	1,119.80	7.15
A-Class	1.60%	11.84%	1,000.00	1,118.40	8.47
C-Class	2.36%	11.42%	1,000.00	1,114.20	12.47
H-Class	1.60%	11.82%	1,000.00	1,118.20	8.47
Electronics Fund
Investor Class	1.36%	13.91%	1,000.00	1,139.10	7.27
A-Class	1.61%	13.78%	1,000.00	1,137.80	8.60
C-Class	2.36%	13.33%	1,000.00	1,133.30	12.59
H-Class	1.62%	13.76%	1,000.00	1,137.60	8.66
Energy Fund
Investor Class	1.36%	(3.01%)	1,000.00	969.90	6.70
A-Class	1.61%	(3.13%)	1,000.00	968.70	7.92
C-Class	2.36%	(3.46%)	1,000.00	965.40	11.60
H-Class	1.61%	(3.16%)	1,000.00	968.40	7.92
Energy Services Fund
Investor Class	1.36%	(2.37%)	1,000.00	976.30	6.72
A-Class	1.61%	(2.47%)	1,000.00	975.30	7.95
C-Class	2.36%	(2.82%)	1,000.00	971.80	11.63
H-Class	1.61%	(2.47%)	1,000.00	975.30	7.95
Financial Services Fund
Investor Class	1.36%	1.41%	1,000.00	1,014.10	6.85
A-Class	1.61%	1.29%	1,000.00	1,012.90	8.10
C-Class	2.36%	0.92%	1,000.00	1,009.20	11.85
H-Class	1.61%	1.28%	1,000.00	1,012.80	8.10
Health Care Fund
Investor Class	1.37%	(3.88%)	1,000.00	961.20	6.72
A-Class	1.61%	(3.98%)	1,000.00	960.20	7.89
C-Class	2.37%	(4.34%)	1,000.00	956.60	11.59
H-Class	1.62%	(3.95%)	1,000.00	960.50	7.94

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.36%	5.70%	$ 1,000.00	$ 1,057.00	$ 6.99
A-Class	1.61%	5.57%	1,000.00	1,055.70	8.27
C-Class	2.36%	5.17%	1,000.00	1,051.70	12.11
H-Class	1.61%	5.54%	1,000.00	1,055.40	8.27
Leisure Fund
Investor Class	1.36%	7.47%	1,000.00	1,074.70	7.05
A-Class	1.61%	7.32%	1,000.00	1,073.20	8.34
C-Class	2.36%	6.93%	1,000.00	1,069.30	12.21
H-Class	1.61%	7.35%	1,000.00	1,073.50	8.35
Precious Metals Fund
Investor Class	1.26%	49.50%	1,000.00	1,495.00	7.86
A-Class	1.51%	49.28%	1,000.00	1,492.80	9.41
C-Class	2.26%	48.75%	1,000.00	1,487.50	14.05
H-Class	1.51%	49.17%	1,000.00	1,491.70	9.41
Real Estate Fund
A-Class	1.59%	10.63%	1,000.00	1,106.30	8.37
C-Class	2.34%	10.19%	1,000.00	1,101.90	12.30
H-Class	1.58%	10.62%	1,000.00	1,106.20	8.32
Retailing Fund
Investor Class	1.36%	3.81%	1,000.00	1,038.10	6.93
A-Class	1.61%	3.67%	1,000.00	1,036.70	8.20
C-Class	2.36%	3.29%	1,000.00	1,032.90	11.99
H-Class	1.61%	3.68%	1,000.00	1,036.80	8.20
Technology Fund
Investor Class	1.36%	7.25%	1,000.00	1,072.50	7.05
A-Class	1.61%	7.10%	1,000.00	1,071.00	8.34
C-Class	2.36%	6.70%	1,000.00	1,067.00	12.20
H-Class	1.61%	7.11%	1,000.00	1,071.10	8.34
Telecommunications Fund
Investor Class	1.37%	8.01%	1,000.00	1,080.10	7.12
A-Class	1.61%	7.85%	1,000.00	1,078.50	8.37
C-Class	2.37%	7.41%	1,000.00	1,074.10	12.29
H-Class	1.62%	7.83%	1,000.00	1,078.30	8.42
Transportation Fund
Investor Class	1.36%	3.22%	1,000.00	1,032.20	6.91
A-Class	1.61%	3.08%	1,000.00	1,030.80	8.17
C-Class	2.36%	2.69%	1,000.00	1,026.90	11.96
H-Class	1.61%	3.12%	1,000.00	1,031.20	8.18
Utilities Fund
Investor Class	1.37%	16.97%	1,000.00	1,169.70	7.43
A-Class	1.61%	16.81%	1,000.00	1,168.10	8.73
C-Class	2.36%	16.41%	1,000.00	1,164.10	12.77
H-Class	1.61%	16.88%	1,000.00	1,168.80	8.73

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.36%	5.00%	$ 1,000.00	$ 1,018.20	$ 6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
Basic Materials Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.20	6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.60%	5.00%	1,000.00	1,017.00	8.07
Biotechnology Fund
Investor Class	1.34%	5.00%	1,000.00	1,018.30	6.76
A-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78
H-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
Consumer Products Fund
Investor Class	1.35%	5.00%	1,000.00	1,018.25	6.81
A-Class	1.60%	5.00%	1,000.00	1,017.00	8.07
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.60%	5.00%	1,000.00	1,017.00	8.07
Electronics Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.20	6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
Energy Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.20	6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
Energy Services Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.20	6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
Financial Services Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.20	6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
Health Care Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.15	6.91
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.37%	5.00%	1,000.00	1,013.15	11.93
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.36%	5.00%	$ 1,000.00	$ 1,018.20	$ 6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
Leisure Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.20	6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
Precious Metals Fund
Investor Class	1.26%	5.00%	1,000.00	1,018.70	6.36
A-Class	1.51%	5.00%	1,000.00	1,017.45	7.62
C-Class	2.26%	5.00%	1,000.00	1,013.70	11.38
H-Class	1.51%	5.00%	1,000.00	1,017.45	7.62
Real Estate Fund
A-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78
H-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
Retailing Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.20	6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
Technology Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.20	6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
Telecommunications Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.15	6.91
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.37%	5.00%	1,000.00	1,013.15	11.93
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
Transportation Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.20	6.86
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
Utilities Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.15	6.91
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.61%	5.00%	1,000.00	1,016.95	8.12

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2015 to March 31, 2016.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the one-year period ended March 31, 2016, Banking Fund Investor Class returned -10.10%, compared with the S&P 500 Financials Index, which returned -4.55%. The broader S&P 500 Index returned 1.78%.

The industry that contributed the most to the performance was commercial banks, followed by thrifts & mortgage finance. The banks industry, the Fund’s largest allocation, was the leading detractor from return, followed by the capital markets industry.

Among the best-performing holdings in the Fund for the period were First Republic Bank, Bancolombia S.A. ADR, and preferred shares of Banco Bradesco S.A. ADR. The worst-performing holdings for the period were Citigroup, Inc., Deutsche Bank AG, and Credit Suisse AG ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class*	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Bank of America Corp.	3.7%
JPMorgan Chase & Co.	3.7%
Citigroup, Inc.	3.5%
Wells Fargo & Co.	3.5%
U.S. Bancorp	3.1%
PNC Financial Services Group, Inc.	2.4%
Bank of New York Mellon Corp.	2.3%
Capital One Financial Corp.	2.2%
BB&T Corp.	1.8%
State Street Corp.	1.8%
Top Ten Total	28.0%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-10.10%	2.97%	-5.22%
A-Class Shares	-10.31%	2.71%	-5.48%
A-Class Shares with sales charge†	-14.57%	1.72%	-5.94%
C-Class Shares	-10.99%	1.94%	-6.12%
C-Class Shares with CDSC‡	-11.88%	1.94%	-6.12%
H-Class Shares**	-10.34%	2.52%	-5.67%
S&P 500 Financials Index	-4.55%	8.66%	-1.48%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
BANKING FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Banks - 94.7%
Bank of America Corp.	34,184	$462,168
JPMorgan Chase & Co.	7,801	461,975
Citigroup, Inc.	10,692	446,391
Wells Fargo & Co.	9,214	445,589
U.S. Bancorp	9,514	386,173
PNC Financial Services Group, Inc.	3,540	299,378
Bank of New York Mellon Corp.	7,811	287,679
Capital One Financial Corp.	4,004	277,517
BB&T Corp.	6,968	231,826
State Street Corp.	3,840	224,717
SunTrust Banks, Inc.	5,420	195,554
M&T Bank Corp.	1,742	193,361
Northern Trust Corp.	2,723	177,458
Fifth Third Bancorp	9,945	165,982
ICICI Bank Ltd. ADR	21,735	155,623
Citizens Financial Group, Inc.	7,247	151,825
First Republic Bank	2,193	146,141
Regions Financial Corp.	18,233	143,129
KeyCorp	12,635	139,490
HDFC Bank Ltd. ADR	2,262	139,407
Royal Bank of Canada	2,380	136,993
Toronto-Dominion Bank	3,160	136,291
HSBC Holdings plc ADR	4,310	134,127
Credicorp Ltd.	1,009	132,189
Itau Unibanco Holding S.A. ADR	15,388	132,183
Bank of Nova Scotia	2,699	131,873
Banco Bradesco S.A. ADR	17,669	131,634
Bank of Montreal	2,143	130,059
Huntington Bancshares, Inc.	13,362	127,473
Popular, Inc.	4,418	126,399
Grupo Financiero Santander Mexico SAB de CV ADR	13,801	124,623
Bancolombia S.A. ADR	3,620	123,732
Canadian Imperial Bank of Commerce	1,647	123,047
Signature Bank*	901	122,644
UBS Group AG	7,631	122,249
Credit Suisse Group AG ADR*	8,611	121,673
Banco Santander Chile ADR	6,215	120,260
ING Groep N.V. ADR	9,945	118,644
Barclays plc ADR	13,711	118,189
Deutsche Bank AG	6,887	116,666
Sumitomo Mitsui Financial Group, Inc. ADR	19,401	116,600
Comerica, Inc.	3,057	115,769
Banco Santander S.A. ADR	26,065	113,643
Banco Bilbao Vizcaya Argentaria S.A. ADR	17,171	111,955
SVB Financial Group*	1,079	110,111
CIT Group, Inc.	3,374	104,695
Zions Bancorporation	4,144	100,326
East West Bancorp, Inc.	3,060	99,389
PacWest Bancorp	2,671	99,228
Commerce Bancshares, Inc.	2,149	96,597
Western Alliance Bancorporation*	2,678	89,392
Bank of the Ozarks, Inc.	2,102	88,221
Synovus Financial Corp.	3,044	88,002
BankUnited, Inc.	2,511	86,479
Umpqua Holdings Corp.	5,414	85,866
FirstMerit Corp.	4,075	85,779
BOK Financial Corp.	1,523	83,186
Webster Financial Corp.	2,303	82,678
Cullen/Frost Bankers, Inc.	1,494	82,334
Prosperity Bancshares, Inc.	1,762	81,739
PrivateBancorp, Inc. — Class A	2,110	81,446
First Horizon National Corp.	6,203	81,259
First Citizens BancShares, Inc. — Class A	319	80,091
Home BancShares, Inc.	1,936	79,279
Bank of Hawaii Corp.	1,153	78,727
FNB Corp.	5,806	75,536
Associated Banc-Corp.	4,150	74,451
United Bankshares, Inc.	1,979	72,629
Valley National Bancorp	7,502	71,569
UMB Financial Corp.	1,384	71,456
MB Financial, Inc.	2,164	70,222
Fulton Financial Corp.	5,218	69,817
Cathay General Bancorp	2,448	69,352
Wintrust Financial Corp.	1,544	68,461
TCF Financial Corp.	5,412	66,351
Pinnacle Financial Partners, Inc.	1,344	65,937
BancorpSouth, Inc.	3,084	65,720
IBERIABANK Corp.	1,280	65,626
First Financial Bankshares, Inc.	2,163	63,982
CVB Financial Corp.	3,657	63,815
Glacier Bancorp, Inc.	2,498	63,499
Hilltop Holdings, Inc.*	3,274	61,813
Columbia Banking System, Inc.	2,004	59,960
Hancock Holding Co.	2,606	59,834
Texas Capital Bancshares, Inc.*	1,551	59,527
Community Bank System, Inc.	1,531	58,500
Trustmark Corp.	2,499	57,552
South State Corp.	891	57,229
Great Western Bancorp, Inc.	2,055	56,040
First Midwest Bancorp, Inc.	3,026	54,529
Old National Bancorp	4,473	54,526
National Penn Bancshares, Inc.	5,064	53,881
Talmer Bancorp, Inc. — Class A	2,810	50,833
Westamerica Bancorporation	1,032	50,269
BBCN Bancorp, Inc.	3,290	49,975
Boston Private Financial Holdings, Inc.	3,952	45,250
LegacyTexas Financial Group, Inc.	2,200	43,230
Total Banks		11,956,493

Savings & Loans - 3.8%
New York Community Bancorp, Inc.	8,170	129,903
People’s United Financial, Inc.	6,408	102,079
Investors Bancorp, Inc.	8,054	93,749
First Niagara Financial Group, Inc.	8,784	85,029

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
BANKING FUND

	Shares	Value

Sterling Bancorp	4,210	$67,065
Total Savings & Loans		477,825

Insurance - 0.9%
Voya Financial, Inc.	3,735	111,191

Real Estate - 0.3%
HFF, Inc. — Class A	1,650	45,425

Total Common Stocks
(Cost $8,870,910)		12,590,934

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.7%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$94,691	94,691
Total Repurchase Agreement
(Cost $94,691)		94,691

Total Investments - 100.4%
(Cost $8,965,601)		$12,685,625
Other Assets & Liabilities, net - (0.4)%		(55,704)
Total Net Assets - 100.0%		$12,629,921

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$12,590,934	$—	$—	$12,590,934
Repurchase Agreement	—	94,691	—	94,691
Total	$12,590,934	$94,691	$—	$12,685,625

For the year ended March 31, 2016, there were no transfers between levels.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $8,870,910)	$12,590,934
Repurchase agreements, at value (cost $94,691)	94,691
Total investments (cost $8,965,601)	12,685,625
Receivables:
Dividends	28,606
Foreign taxes reclaim	3,511
Fund shares sold	200
Total assets	12,717,942

Liabilities:
Payable for:
Fund shares redeemed	66,439
Management fees	10,705
Distribution and service fees	3,207
Transfer agent and administrative fees	3,148
Portfolio accounting fees	1,260
Miscellaneous	3,262
Total liabilities	88,021
Commitments and contingent liabilities (Note 10)	—
Net assets	$12,629,921

Net assets consist of:
Paid in capital	$36,844,128
Undistributed net investment income	269,048
Accumulated net realized loss on investments	(28,203,279)
Net unrealized appreciation on investments	3,720,024
Net assets	$12,629,921

Investor Class:
Net assets	$7,205,601
Capital shares outstanding	128,377
Net asset value per share	$56.13

A-Class:
Net assets	$876,353
Capital shares outstanding	17,000
Net asset value per share	$51.55
Maximum offering price per share (Net asset value divided by 95.25%)	$54.12

C-Class:
Net assets	$3,188,154
Capital shares outstanding	67,515
Net asset value per share	$47.22

H-Class:
Net assets	$1,359,813
Capital shares outstanding	27,078
Net asset value per share	$50.22

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $12,374)	$754,244
Income from securities lending, net	1,726
Interest	93
Total investment income	756,063

Expenses:
Management fees	271,370
Transfer agent and administrative fees	79,815
Distribution and service fees:
A-Class	6,285
C-Class	36,747
H-Class**	16,961
Portfolio accounting fees	31,926
Custodian fees	3,782
Trustees’ fees*	2,093
Line of credit fees	101
Miscellaneous	37,935
Total expenses	487,015
Net investment income	269,048

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,164,939)
Net realized loss	(3,164,939)
Net change in unrealized appreciation (depreciation) on:
Investments	(31,048)
Net change in unrealized appreciation (depreciation)	(31,048)
Net realized and unrealized loss	(3,195,987)
Net decrease in net assets resulting from operations	$(2,926,939)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$269,048	$84,494
Net realized loss on investments	(3,164,939)	(1,094,981)
Net change in unrealized appreciation (depreciation) on investments	(31,048)	(1,758,526)
Net decrease in net assets resulting from operations	(2,926,939)	(2,769,013)

Distributions to shareholders from:
Net investment income
Investor Class	(51,827)	(62,935)
A-Class	(8,948)	(9,050)
C-Class	(21,332)	(30,239)
H-Class*	(2,387)	(2,498)
Total distributions to shareholders	(84,494)	(104,722)

Capital share transactions:
Proceeds from sale of shares
Investor Class	87,235,741	83,258,043
A-Class	10,514,018	8,604,560
C-Class	17,189,341	17,385,423
H-Class*	112,516,867	50,602,118
Distributions reinvested
Investor Class	49,679	61,028
A-Class	8,716	6,880
C-Class	21,120	27,648
H-Class*	2,376	2,476
Cost of shares redeemed
Investor Class	(123,610,616)	(48,577,787)
A-Class	(9,638,810)	(15,238,033)
C-Class	(16,568,748)	(18,472,784)
H-Class*	(111,099,432)	(50,158,024)
Net increase (decrease) from capital share transactions	(33,379,748)	27,501,548
Net increase (decrease) in net assets	(36,391,181)	24,627,813

Net assets:
Beginning of year	49,021,102	24,393,289
End of year	$12,629,921	$49,021,102
Undistributed net investment income at end of year	$269,048	$84,494

Capital share activity:
Shares sold
Investor Class	1,376,130	1,317,679
A-Class	175,337	147,860
C-Class	320,598	323,866
H-Class*	2,045,614	911,673
Shares issued from reinvestment of distributions
Investor Class	788	954
A-Class	150	117
C-Class	396	507
H-Class*	42	43
Shares redeemed
Investor Class	(1,949,956)	(793,962)
A-Class	(176,727)	(271,097)
C-Class	(312,183)	(344,416)
H-Class*	(2,033,623)	(906,078)
Net increase (decrease) in shares	(553,434)	387,146

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$62.71	$63.60	$52.58	$46.75	$49.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.51	.54	.54	.44
Net gain (loss) on investments (realized and unrealized)	(6.97)	(.98)	11.09	5.44	(3.39)
Total from investment operations	(6.29)	(.47)	11.63	5.98	(2.95)
Less distributions from:
Net investment income	(.29)	(.42)	(.61)	(.15)	(.05)
Total distributions	(.29)	(.42)	(.61)	(.15)	(.05)
Net asset value, end of period	$56.13	$62.71	$63.60	$52.58	$46.75

Total Return[b]	(10.10%)	(0.73%)	22.17%	12.84%	(5.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,206	$43,989	$11,241	$8,915	$29,061
Ratios to average net assets:
Net investment income (loss)	1.07%	0.82%	0.92%	1.16%	1.02%
Total expenses	1.34%	1.34%	1.37%	1.35%	1.34%
Portfolio turnover rate	514%	583%	481%	382%	544%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$57.76	$58.75	$48.74	$43.45	$46.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.26	.39	.36	.30
Net gain (loss) on investments (realized and unrealized)	(6.32)	(.83)	10.23	5.08	(3.18)
Total from investment operations	(5.92)	(.57)	10.62	5.44	(2.88)
Less distributions from:
Net investment income	(.29)	(.42)	(.61)	(.15)	(.05)
Total distributions	(.29)	(.42)	(.61)	(.15)	(.05)
Net asset value, end of period	$51.55	$57.76	$58.75	$48.74	$43.45

Total Return[b]	(10.31%)	(0.98%)	21.84%	12.60%	(6.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$876	$1,054	$8,305	$2,103	$3,088
Ratios to average net assets:
Net investment income (loss)	0.69%	0.45%	0.71%	0.88%	0.73%
Total expenses	1.59%	1.60%	1.62%	1.59%	1.61%
Portfolio turnover rate	514%	583%	481%	382%	544%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$53.34	$54.69	$45.74	$41.09	$44.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.14)	(.05)	.01	(.01)
Net gain (loss) on investments (realized and unrealized)	(5.86)	(.79)	9.61	4.79	(3.05)
Total from investment operations	(5.83)	(.93)	9.56	4.80	(3.06)
Less distributions from:
Net investment income	(.29)	(.42)	(.61)	(.15)	(.05)
Total distributions	(.29)	(.42)	(.61)	(.15)	(.05)
Net asset value, end of period	$47.22	$53.34	$54.69	$45.74	$41.09

Total Return[b]	(10.99%)	(1.71%)	20.95%	11.74%	(6.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,188	$3,131	$4,307	$4,036	$3,841
Ratios to average net assets:
Net investment income (loss)	0.05%	(0.26%)	(0.10%)	0.02%	(0.03%)
Total expenses	2.35%	2.35%	2.37%	2.35%	2.35%
Portfolio turnover rate	514%	583%	481%	382%	544%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$56.30	$57.40	$47.71	$42.63	$45.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	(.01)	.23	.17	.12
Net gain (loss) on investments (realized and unrealized)	(6.12)	(.67)	10.07	5.06	(3.07)
Total from investment operations	(5.79)	(.68)	10.30	5.23	(2.95)
Less distributions from:
Net investment income	(.29)	(.42)	(.61)	(.15)	(.05)
Total distributions	(.29)	(.42)	(.61)	(.15)	(.05)
Net asset value, end of period	$50.22	$56.30	$57.40	$47.71	$42.63

Total Return[b]	(10.34%)	(1.19%)	21.64%	12.32%	(6.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,360	$847	$540	$4,235	$1,105
Ratios to average net assets:
Net investment income (loss)	0.57%	(0.02%)	0.44%	0.38%	0.30%
Total expenses	1.68%	1.85%	1.87%	1.86%	1.83%
Portfolio turnover rate	514%	583%	481%	382%	544%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the one-year period ended March 31, 2016, Basic Materials Fund Investor Class returned -8.07%, compared with -6.00% for the S&P 500 Materials Index. The broader S&P 500 Index returned 1.78%.

The Fund is composed largely of two industries—chemicals, and metals & mining. The industry that contributed the most to the performance of the Fund was metals & mining, followed by the construction materials industry. Chemicals was the largest detractor from return, followed by the containers & packaging industry.

The top-performing holdings were Barrick Gold Corp, AngloGold Ashanti Ltd. ADR, and Newmont Mining Corp. The worst-performing holdings included WestRock Co., Freeport-McMoRan, Inc., and CF Industries Holdings, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class*	April 14, 1998

Ten Largest Holdings (% of Total Net Assets)
Dow Chemical Co.	3.1%
EI du Pont de Nemours & Co.	3.1%
Monsanto Co.	2.5%
LyondellBasell Industries N.V. — Class A	2.5%
Ecolab, Inc.	2.4%
Praxair, Inc.	2.4%
Air Products & Chemicals, Inc.	2.3%
PPG Industries, Inc.	2.3%
Sherwin-Williams Co.	2.1%
International Paper Co.	1.7%
Top Ten Total	24.4%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

THE RYDEX FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-8.07%	-3.60%	3.26%
A-Class Shares	-8.29%	-3.84%	3.01%
A-Class Shares with sales charge†	-12.65%	-4.77%	2.51%
C-Class Shares	-8.98%	-4.55%	2.23%
C-Class Shares with CDSC‡	-9.87%	-4.55%	2.23%
H-Class Shares**	-8.36%	-4.05%	2.76%
S&P 500 Materials Index	-6.00%	4.82%	5.85%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

20 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Chemicals - 49.6%
Dow Chemical Co.	24,634	$1,252,885
EI du Pont de Nemours & Co.	19,378	1,227,015
Monsanto Co.	11,406	1,000,762
LyondellBasell Industries N.V. — Class A	11,496	983,828
Ecolab, Inc.	8,721	972,567
Praxair, Inc.	8,372	958,176
Air Products & Chemicals, Inc.	6,468	931,715
PPG Industries, Inc.	8,190	913,103
Sherwin-Williams Co.	2,916	830,098
Valspar Corp.	5,116	547,514
Airgas, Inc.	3,836	543,331
Eastman Chemical Co.	7,388	533,635
Celanese Corp. — Class A	7,782	509,721
International Flavors & Fragrances, Inc.	4,461	507,528
Mosaic Co.	17,963	485,001
Ashland, Inc.	4,072	447,757
Albemarle Corp.	6,999	447,446
Axalta Coating Systems Ltd.*	15,320	447,344
RPM International, Inc.	9,131	432,170
CF Industries Holdings, Inc.	13,510	423,403
Potash Corporation of Saskatchewan, Inc.	23,800	405,076
Westlake Chemical Corp.	8,470	392,161
Agrium, Inc.	4,433	391,390
FMC Corp.	9,381	378,711
WR Grace & Co.*	5,296	376,969
NewMarket Corp.	826	327,311
Cabot Corp.	5,965	288,288
Huntsman Corp.	21,648	287,918
Syngenta AG ADR	3,430	284,073
Olin Corp.	16,318	283,444
Sensient Technologies Corp.	4,400	279,224
PolyOne Corp.	8,862	268,076
Methanex Corp.	8,310	266,917
HB Fuller Co.	5,843	248,035
Minerals Technologies, Inc.	4,105	233,369
Platform Specialty Products Corp.*	25,840	222,224
Chemtura Corp.*	8,280	218,592
Axiall Corp.	9,520	207,917
Total Chemicals		19,754,694

Mining - 19.5%
Newmont Mining Corp.	23,008	611,553
Barrick Gold Corp.	44,018	597,764
Alcoa, Inc.	59,089	566,072
Freeport-McMoRan, Inc.	52,860	546,572
Goldcorp, Inc.	29,851	484,482
Rio Tinto plc ADR	15,485	437,761
BHP Billiton Ltd. ADR	14,155	366,614
Agnico Eagle Mines Ltd.	10,113	365,686
AngloGold Ashanti Ltd. ADR*	26,019	356,200
Randgold Resources Ltd. ADR	3,704	336,360
Franco-Nevada Corp.	5,464	335,380
Silver Wheaton Corp.	20,128	333,722
Southern Copper Corp.	11,460	317,557
Cia de Minas Buenaventura S.A.A. ADR*	42,202	310,607
Royal Gold, Inc.	5,883	301,739
Pan American Silver Corp.	24,372	264,924
Eldorado Gold Corp.	80,300	253,748
Compass Minerals International, Inc.	3,558	252,120
Teck Resources Ltd. — Class B	31,639	240,773
Kaiser Aluminum Corp.	2,340	197,824
Stillwater Mining Co.*	17,263	183,851
Century Aluminum Co.*	16,402	115,634
Total Mining		7,776,943

Packaging & Containers - 11.4%
Ball Corp.	7,364	524,980
Sealed Air Corp.	10,793	518,171
WestRock Co.	13,159	513,595
Crown Holdings, Inc.*	8,854	439,070
Packaging Corporation of America	6,700	404,680
Sonoco Products Co.	7,550	366,704
Bemis Company, Inc.	6,972	361,010
Berry Plastics Group, Inc.*	9,466	342,196
Graphic Packaging Holding Co.	25,989	333,959
Silgan Holdings, Inc.	5,600	297,752
Owens-Illinois, Inc.*	15,840	252,806
KapStone Paper and Packaging Corp.	13,901	192,529
Total Packaging & Containers		4,547,452

Iron & Steel - 7.3%
Nucor Corp.	13,721	649,004
Steel Dynamics, Inc.	17,292	389,243
Vale S.A. ADR	89,942	378,656
Reliance Steel & Aluminum Co.	5,318	367,952
ArcelorMittal	58,114	266,162
United States Steel Corp.	15,862	254,585
Commercial Metals Co.	13,636	231,403
Carpenter Technology Corp.	5,975	204,524
Allegheny Technologies, Inc.	10,278	167,531
Total Iron & Steel		2,909,060

Building Materials - 6.3%
Vulcan Materials Co.	6,014	634,898
Martin Marietta Materials, Inc.	3,409	543,770
Cemex SAB de CV ADR*	50,987	371,185
Eagle Materials, Inc.	4,461	312,761
Louisiana-Pacific Corp.*	16,003	273,971
GCP Applied Technologies, Inc.*	10,208	203,548
Boise Cascade Co.*	7,650	158,508
Total Building Materials		2,498,641

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
BASIC MATERIALS FUND

	Shares	Value

Forest Products & Paper - 2.4%
International Paper Co.	16,513	$677,693
Domtar Corp.	6,753	273,497
Total Forest Products & Paper		951,190

Household Products & Housewares - 1.1%
Avery Dennison Corp.	6,033	435,040

Miscellaneous Manufacturing - 0.9%
AptarGroup, Inc.	4,804	376,682

Housewares - 0.9%
Scotts Miracle-Gro Co. — Class A	4,890	355,845

Total Common Stocks
(Cost $29,747,559)		39,605,547

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.7%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$271,891	271,891
Total Repurchase Agreement
(Cost $271,891)		271,891

Total Investments - 100.1%
(Cost $30,019,450)		$39,877,438
Other Assets & Liabilities, net - (0.1)%		(31,122)
Total Net Assets - 100.0%		$39,846,316

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$39,605,547	$—	$—	$39,605,547
Repurchase Agreement	—	271,891	—	271,891
Total	$39,605,547	$271,891	$—	$39,877,438

For the year ended March 31, 2016, there were no transfers between levels.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $29,747,559)	$39,605,547
Repurchase agreements, at value (cost $271,891)	271,891
Total investments (cost $30,019,450)	39,877,438
Cash	6,496
Receivables:
Fund shares sold	1,637,528
Dividends	59,817
Total assets	41,581,279

Liabilities:
Payable for:
Securities purchased	1,621,637
Fund shares redeemed	72,583
Management fees	22,887
Transfer agent and administrative fees	6,731
Distribution and service fees	3,047
Portfolio accounting fees	2,693
Miscellaneous	5,385
Total liabilities	1,734,963
Commitments and contingent liabilities (Note 10)	—
Net assets	$39,846,316

Net assets consist of:
Paid in capital	$56,945,867
Undistributed net investment income	61,626
Accumulated net realized loss on investments	(27,019,165)
Net unrealized appreciation on investments	9,857,988
Net assets	$39,846,316

Investor Class:
Net assets	$30,653,130
Capital shares outstanding	678,489
Net asset value per share	$45.18

A-Class:
Net assets	$4,151,949
Capital shares outstanding	97,353
Net asset value per share	$42.65
Maximum offering price per share (Net asset value divided by 95.25%)	$44.78

C-Class:
Net assets	$2,429,674
Capital shares outstanding	63,075
Net asset value per share	$38.52

H-Class:
Net assets	$2,611,563
Capital shares outstanding	63,127
Net asset value per share	$41.37

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $12,574)	$577,069
Income from securities lending, net	11,127
Interest	141
Total investment income	588,337

Expenses:
Management fees	264,956
Transfer agent and administrative fees	77,928
Distribution and service fees:
A-Class	12,257
C-Class	24,655
H-Class**	14,199
Portfolio accounting fees	31,171
Custodian fees	3,685
Tax expense	3,280
Trustees’ fees*	2,310
Line of credit fees	121
Miscellaneous	36,140
Total expenses	470,702
Net investment income	117,635

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	884,104
Net realized gain	884,104
Net change in unrealized appreciation (depreciation) on:
Investments	(5,935,320)
Net change in unrealized appreciation (depreciation)	(5,935,320)
Net realized and unrealized loss	(5,051,216)
Net decrease in net assets resulting from operations	$(4,933,581)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$117,635	$201,682
Net realized gain on investments	884,104	451,596
Net change in unrealized appreciation (depreciation) on investments	(5,935,320)	(3,176,749)
Net decrease in net assets resulting from operations	(4,933,581)	(2,523,471)

Distributions to shareholders from:
Net investment income
Investor Class	(195,078)	(126,318)
A-Class	(71,772)	(52,521)
C-Class	(53,293)	(38,108)
H-Class*	(28,410)	(15,206)
Total distributions to shareholders	(348,553)	(232,153)

Capital share transactions:
Proceeds from sale of shares
Investor Class	80,427,494	174,133,848
A-Class	14,088,359	17,363,620
C-Class	6,344,599	21,170,418
H-Class*	83,252,748	93,725,732
Distributions reinvested
Investor Class	192,206	122,696
A-Class	67,673	48,718
C-Class	51,084	33,909
H-Class*	28,316	14,751
Cost of shares redeemed
Investor Class	(95,728,062)	(159,713,668)
A-Class	(15,228,557)	(24,254,035)
C-Class	(6,757,601)	(22,896,209)
H-Class*	(79,518,030)	(93,948,162)
Net increase (decrease) from capital share transactions	(12,779,771)	5,801,618
Net increase (decrease) in net assets	(18,061,905)	3,045,994

Net assets:
Beginning of year	57,908,221	54,862,227
End of year	$39,846,316	$57,908,221
Undistributed net investment income at end of year	$61,626	$213,276

Capital share activity:
Shares sold
Investor Class	1,809,760	3,328,992
A-Class	314,160	343,124
C-Class	159,907	460,459
H-Class*	1,979,353	1,959,976
Shares issued from reinvestment of distributions
Investor Class	4,625	2,376
A-Class	1,725	995
C-Class	1,437	757
H-Class*	744	310
Shares redeemed
Investor Class	(2,062,804)	(3,045,699)
A-Class	(348,813)	(481,155)
C-Class	(170,516)	(501,150)
H-Class*	(1,961,860)	(1,970,445)
Net increase (decrease) in shares	(272,282)	98,540

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$50.18	$52.53	$49.94	$49.80	$56.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.29	.32	.46	.09
Net gain (loss) on investments (realized and unrealized)	(4.39)	(2.26)	2.58	(.15)	(6.65)
Total from investment operations	(4.13)	(1.97)	2.90	.31	(6.56)
Less distributions from:
Net investment income	(.87)	(.38)	(.31)	(.17)	—
Total distributions	(.87)	(.38)	(.31)	(.17)	—
Net asset value, end of period	$45.18	$50.18	$52.53	$49.94	$49.80

Total Return[b]	(8.07%)	(3.77%)	5.84%	0.65%	(11.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,653	$46,509	$33,687	$36,012	$36,847
Ratios to average net assets:
Net investment income (loss)	0.55%	0.56%	0.66%	0.95%	0.17%
Total expenses	1.35%	1.34%	1.38%	1.36%	1.36%
Portfolio turnover rate	471%	358%	349%	251%	217%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$47.54	$49.93	$47.60	$47.58	$53.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.13	.22	.32	(.01)
Net gain (loss) on investments (realized and unrealized)	(4.12)	(2.14)	2.42	(.13)	(6.40)
Total from investment operations	(4.02)	(2.01)	2.64	.19	(6.41)
Less distributions from:
Net investment income	(.87)	(.38)	(.31)	(.17)	—
Total distributions	(.87)	(.38)	(.31)	(.17)	—
Net asset value, end of period	$42.65	$47.54	$49.93	$47.60	$47.58

Total Return[b]	(8.29%)	(4.05%)	5.58%	0.41%	(11.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,152	$6,194	$13,347	$11,104	$9,410
Ratios to average net assets:
Net investment income (loss)	0.24%	0.27%	0.47%	0.69%	(0.03%)
Total expenses	1.60%	1.60%	1.63%	1.61%	1.61%
Portfolio turnover rate	471%	358%	349%	251%	217%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$43.36	$45.91	$44.12	$44.45	$50.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.23)	(.15)	(.03)	(.33)
Net gain (loss) on investments (realized and unrealized)	(3.80)	(1.94)	2.25	(.13)	(6.02)
Total from investment operations	(3.97)	(2.17)	2.10	(.16)	(6.35)
Less distributions from:
Net investment income	(.87)	(.38)	(.31)	(.17)	—
Total distributions	(.87)	(.38)	(.31)	(.17)	—
Net asset value, end of period	$38.52	$43.36	$45.91	$44.12	$44.45

Total Return[b]	(8.98%)	(4.76%)	4.80%	(0.35%)	(12.50%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,430	$3,133	$5,150	$6,666	$8,317
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.49%)	(0.34%)	(0.07%)	(0.73%)
Total expenses	2.35%	2.35%	2.38%	2.36%	2.36%
Portfolio turnover rate	471%	358%	349%	251%	217%

H-Class[e]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$46.19	$48.64	$46.50	$46.61	$53.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	— [c]	.08	.19	.08
Net gain (loss) on investments (realized and unrealized)	(4.04)	(2.07)	2.37	(.13)	(6.47)
Total from investment operations	(3.95)	(2.07)	2.45	.06	(6.39)
Less distributions from:
Net investment income	(.87)	(.38)	(.31)	(.17)	—
Total distributions	(.87)	(.38)	(.31)	(.17)	—
Net asset value, end of period	$41.37	$46.19	$48.64	$46.50	$46.61

Total Return[b]	(8.36%)	(4.30%)	5.31%	0.16%	(12.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,612	$2,073	$2,678	$3,616	$5,287
Ratios to average net assets:
Net investment income (loss)	0.24%	0.00%[d]	0.18%	0.43%	0.17%
Total expenses	1.64%	1.85%	1.88%	1.86%	1.86%
Portfolio turnover rate	471%	358%	349%	251%	217%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net investment income (loss) is less than $0.01 per share.
[d]	Less than 0.01%.
[e]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the one-year period ended March 31, 2016, Biotechnology Fund Investor Class returned -25.98%, compared with the S&P 500 Health Care Index, which returned -5.18%. The broader S&P 500 Index returned 1.78%.

The Fund is composed of three industries, all of which detracted from return for the period. The biotechnology industry, the Fund’s largest allocation, was the largest detractor from return, followed by the pharmaceuticals industry and then the life sciences tools & services industry.

The best-performing holdings in the Fund were Synageva, BioPharma Corp., Dyax Corp., and Amgen, Inc. The worst-performing holdings in the Fund included Endo International plc, Biogen, Inc., and BioMarin Pharmaceutical, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class*	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Gilead Sciences, Inc.	6.0%
Amgen, Inc.	5.8%
AbbVie, Inc.	5.2%
Celgene Corp.	4.8%
Biogen, Inc.	4.2%
Regeneron Pharmaceuticals, Inc.	3.3%
Alexion Pharmaceuticals, Inc.	3.2%
Baxalta, Inc.	2.9%
Illumina, Inc.	2.7%
Mylan N.V.	2.6%
Top Ten Total	40.7%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-25.98%	19.84%	11.88%
A-Class Shares	-26.17%	19.53%	11.60%
A-Class Shares with sales charge†	-29.68%	18.37%	11.06%
C-Class Shares	-26.72%	18.63%	10.78%
C-Class Shares with CDSC‡	-27.44%	18.63%	10.78%
H-Class Shares**	-26.22%	19.29%	11.35%
S&P 500 Health Care Index	-5.18%	17.64%	9.92%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Biotechnology - 62.7%
Gilead Sciences, Inc.	238,802	$21,936,352
Amgen, Inc.	139,199	20,870,106
Celgene Corp.*	175,105	17,526,259
Biogen, Inc.*	58,481	15,223,774
Regeneron Pharmaceuticals, Inc.*	33,094	11,928,401
Alexion Pharmaceuticals, Inc.*	83,771	11,662,599
Illumina, Inc.*	61,523	9,973,494
Vertex Pharmaceuticals, Inc.*	110,170	8,757,413
Incyte Corp.*	107,499	7,790,453
BioMarin Pharmaceutical, Inc.*	91,644	7,558,797
Medivation, Inc.*	134,960	6,205,461
Alnylam Pharmaceuticals, Inc.*	77,133	4,841,638
Ionis Pharmaceuticals, Inc.*	109,787	4,446,374
Seattle Genetics, Inc.*	123,394	4,329,895
United Therapeutics Corp.*	38,486	4,288,495
Bio-Rad Laboratories, Inc. — Class A*	29,169	3,987,986
Charles River Laboratories International, Inc.*	50,065	3,801,936
Juno Therapeutics, Inc.*	99,300	3,782,337
Prothena Corporation plc*	91,800	3,778,488
Intrexon Corp.*	108,000	3,660,120
Intercept Pharmaceuticals, Inc.*	27,535	3,537,421
Merrimack Pharmaceuticals, Inc.*	389,300	3,258,441
Myriad Genetics, Inc.*	83,480	3,124,656
Ligand Pharmaceuticals, Inc. — Class B*	28,557	3,058,169
Kite Pharma, Inc.*	64,200	2,947,422
Medicines Co.*	92,672	2,944,189
Alder Biopharmaceuticals, Inc.*	102,300	2,505,327
Novavax, Inc.*	458,085	2,363,719
Halozyme Therapeutics, Inc.*	248,655	2,354,763
Acorda Therapeutics, Inc.*	85,622	2,264,702
Achillion Pharmaceuticals, Inc.*	272,000	2,099,840
ARIAD Pharmaceuticals, Inc.*	325,189	2,077,958
Sage Therapeutics, Inc.*	64,200	2,058,252
AMAG Pharmaceuticals, Inc.*	83,100	1,944,540
ZIOPHARM Oncology, Inc.*	261,862	1,943,016
Repligen Corp.*	71,544	1,918,810
ImmunoGen, Inc.*	210,900	1,796,868
Puma Biotechnology, Inc.*	59,816	1,756,796
Exact Sciences Corp.*	241,555	1,628,081
Momenta Pharmaceuticals, Inc.*	174,600	1,613,304
PDL BioPharma, Inc.	449,770	1,497,734
NewLink Genetics Corp.*	79,523	1,447,319
PTC Therapeutics, Inc.*	154,900	997,556
Total Biotechnology		227,489,261

Pharmaceuticals - 33.6%
AbbVie, Inc.	330,700	18,889,584
Baxalta, Inc.	257,500	10,403,000
Mylan N.V.*	203,610	9,437,323
Shire plc ADR	45,000	7,735,500
Quintiles Transnational Holdings, Inc.*	83,664	5,446,526
Alkermes plc*	136,478	4,666,183
Jazz Pharmaceuticals plc*	35,600	4,647,580
OPKO Health, Inc.*	409,740	4,257,199
ACADIA Pharmaceuticals, Inc.*	147,128	4,113,699
Neurocrine Biosciences, Inc.*	98,175	3,882,822
Akorn, Inc.*	149,400	3,515,382
Horizon Pharma plc*	204,800	3,393,536
PRA Health Sciences, Inc.*	74,860	3,201,014
Anacor Pharmaceuticals, Inc.*	55,900	2,987,855
Impax Laboratories, Inc.*	92,084	2,948,530
Pacira Pharmaceuticals, Inc.*	55,600	2,945,688
Nektar Therapeutics*	203,030	2,791,663
Agios Pharmaceuticals, Inc.*	64,604	2,622,922
Ironwood Pharmaceuticals, Inc. — Class A*	232,196	2,540,224
TESARO, Inc.*	57,303	2,523,051
Ophthotech Corp.*	58,000	2,451,660
Radius Health, Inc.*	70,600	2,219,664
Amicus Therapeutics, Inc.*	257,600	2,176,720
Insys Therapeutics, Inc.*	128,035	2,047,280
Heron Therapeutics, Inc.*	96,300	1,828,737
Depomed, Inc.*	131,100	1,826,223
Portola Pharmaceuticals, Inc.*	88,370	1,802,748
Clovis Oncology, Inc.*	89,797	1,724,102
Relypsa, Inc.*	109,500	1,483,725
Eagle Pharmaceuticals, Inc.*	33,900	1,372,950
Total Pharmaceuticals		121,883,090

Healthcare-Products - 2.8%
Bio-Techne Corp.	38,897	3,676,544
QIAGEN N.V.*	141,600	3,163,344
Cepheid*	94,348	3,147,449
Total Healthcare-Products		9,987,337

Commercial Services - 0.8%
Incorporated Research Holdings, Inc. — Class A*	71,300	2,938,273

Total Common Stocks
(Cost $233,909,229)		362,297,961

RIGHTS††† - 0.0%
Chelsea Therapeutics International
Expires 12/31/17*	231,107	—
Dyax Corp.
Expires 01/25/17*	167,165	—
Clinical Data, Inc.
Expires 12/31/20*	24,000	—
Total Rights
(Cost $17,304)		—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
BIOTECHNOLOGY FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,1 - 0.3%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$972,186	$972,186
Total Repurchase Agreement
(Cost $972,186)		972,186

Total Investments - 100.2%
(Cost $234,898,719)		$363,270,147
Other Assets & Liabilities, net - (0.2)%		(591,597)
Total Net Assets - 100.0%		$362,678,550

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$362,297,961	$—	$—	$362,297,961
Repurchase Agreement	—	972,186	—	972,186
Rights	—	—	—	—
Total	$362,297,961	$972,186	$—	$363,270,147

For the year ended March 31, 2016, there were no transfers between levels.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $233,926,533)	$362,297,961
Repurchase agreements, at value (cost $972,186)	972,186
Total investments (cost $234,898,719)	363,270,147
Receivables:
Fund shares sold	758,710
Dividends	28,987
Interest	6
Total assets	364,057,850

Liabilities:
Payable for:
Fund shares redeemed	878,240
Management fees	265,004
Transfer agent and administrative fees	77,942
Distribution and service fees	38,528
Portfolio accounting fees	28,677
Miscellaneous	90,909
Total liabilities	1,379,300
Commitments and contingent liabilities (Note 10)	—
Net assets	$362,678,550

Net assets consist of:
Paid in capital	$258,549,310
Accumulated net investment loss	(1,026,432)
Accumulated net realized loss on investments	(23,215,756)
Net unrealized appreciation on investments	128,371,428
Net assets	$362,678,550

Investor Class:
Net assets	$260,475,736
Capital shares outstanding	3,813,667
Net asset value per share	$68.30

A-Class:
Net assets	$48,671,621
Capital shares outstanding	764,139
Net asset value per share	$63.69
Maximum offering price per share (Net asset value divided by 95.25%)	$66.87

C-Class:
Net assets	$26,185,018
Capital shares outstanding	449,348
Net asset value per share	$58.27

H-Class:
Net assets	$27,346,175
Capital shares outstanding	441,087
Net asset value per share	$62.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends	$2,326,191
Income from securities lending, net	850,339
Interest	2,157
Total investment income	3,178,687

Expenses:
Management fees	5,566,841
Transfer agent and administrative fees	1,637,302
Distribution and service fees:
A-Class	211,750
C-Class	398,336
H-Class**	198,769
Portfolio accounting fees	504,699
Custodian fees	75,927
Trustees’ fees*	46,408
Line of credit fees	7,055
Miscellaneous	802,430
Total expenses	9,449,517
Net investment loss	(6,270,830)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,692,022
Net realized gain	7,692,022
Net change in unrealized appreciation (depreciation) on:
Investments	(184,506,116)
Net change in unrealized appreciation (depreciation)	(184,506,116)
Net realized and unrealized loss	(176,814,094)
Net decrease in net assets resulting from operations	$(183,084,924)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(6,270,830)	$(2,286,391)
Net realized gain on investments	7,692,022	37,059,172
Net change in unrealized appreciation (depreciation) on investments	(184,506,116)	131,104,324
Net increase (decrease) in net assets resulting from operations	(183,084,924)	165,877,105

Distributions to shareholders from:
Net realized gains
Investor Class	(6,254,804)	(14,483,457)
A-Class	(1,249,744)	(2,447,445)
C-Class	(670,534)	(1,355,470)
H-Class*	(945,732)	(2,030,607)
Total distributions to shareholders	(9,120,814)	(20,316,979)

Capital share transactions:
Proceeds from sale of shares
Investor Class	417,939,980	565,896,488
A-Class	49,892,327	66,728,700
C-Class	25,666,356	34,835,985
H-Class*	179,430,634	173,383,484
Distributions reinvested
Investor Class	6,001,463	13,882,734
A-Class	1,177,072	2,278,723
C-Class	654,350	1,312,852
H-Class*	945,257	2,002,511
Cost of shares redeemed
Investor Class	(524,242,886)	(501,097,404)
A-Class	(66,310,633)	(48,804,711)
C-Class	(29,104,862)	(30,485,330)
H-Class*	(199,112,976)	(163,288,238)
Net increase (decrease) from capital share transactions	(137,063,918)	116,645,794
Net increase (decrease) in net assets	(329,269,656)	262,205,920

Net assets:
Beginning of year	691,948,206	429,742,286
End of year	$362,678,550	$691,948,206
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(1,026,432)	$1

Capital share activity:
Shares sold
Investor Class	4,464,545	7,040,074
A-Class	581,344	882,961
C-Class	323,436	511,004
H-Class*	2,176,992	2,393,490
Shares issued from reinvestment of distributions
Investor Class	69,159	174,846
A-Class	14,537	30,636
C-Class	8,806	19,095
H-Class*	11,990	27,605
Shares redeemed
Investor Class	(6,039,629)	(6,471,507)
A-Class	(850,368)	(691,018)
C-Class	(395,078)	(470,009)
H-Class*	(2,488,023)	(2,283,995)
Net increase (decrease) in shares	(2,122,289)	1,163,182

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$93.63	$68.47	$48.97	$36.90	$29.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.75)	(.27)	(.51)	(.40)	(.34)
Net gain (loss) on investments (realized and unrealized)	(23.30)	28.59	20.01	12.47	8.08
Total from investment operations	(24.05)	28.32	19.50	12.07	7.74
Less distributions from:
Net realized gains	(1.28)	(3.16)	—	—	—
Total distributions	(1.28)	(3.16)	—	—	—
Net asset value, end of period	$68.30	$93.63	$68.47	$48.97	$36.90

Total Return[b]	(25.98%)	42.19%	39.82%	32.71%	26.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$260,476	$498,068	$313,324	$171,844	$89,027
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(0.34%)	(0.82%)	(0.98%)	(1.09%)
Total expenses	1.32%	1.33%	1.36%	1.35%	1.36%
Portfolio turnover rate	83%	107%	119%	197%	333%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$87.63	$64.41	$46.18	$34.88	$27.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.91)	(.44)	(.62)	(.48)	(.37)
Net gain (loss) on investments (realized and unrealized)	(21.75)	26.82	18.85	11.78	7.61
Total from investment operations	(22.66)	26.38	18.23	11.30	7.24
Less distributions from:
Net realized gains	(1.28)	(3.16)	—	—	—
Total distributions	(1.28)	(3.16)	—	—	—
Net asset value, end of period	$63.69	$87.63	$64.41	$46.18	$34.88

Total Return[b]	(26.17%)	41.83%	39.48%	32.40%	26.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,672	$89,260	$51,270	$26,391	$4,741
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(0.59%)	(1.07%)	(1.21%)	(1.30%)
Total expenses	1.57%	1.58%	1.61%	1.61%	1.61%
Portfolio turnover rate	83%	107%	119%	197%	333%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$80.88	$60.10	$43.41	$33.04	$26.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.40)	(.92)	(.99)	(.73)	(.58)
Net gain (loss) on investments (realized and unrealized)	(19.93)	24.86	17.68	11.10	7.24
Total from investment operations	(21.33)	23.94	16.69	10.37	6.66
Less distributions from:
Net realized gains	(1.28)	(3.16)	—	—	—
Total distributions	(1.28)	(3.16)	—	—	—
Net asset value, end of period	$58.27	$80.88	$60.10	$43.41	$33.04

Total Return[b]	(26.72%)	40.75%	38.45%	31.39%	25.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,185	$41,424	$27,170	$13,677	$6,969
Ratios to average net assets:
Net investment income (loss)	(1.84%)	(1.34%)	(1.82%)	(1.96%)	(2.06%)
Total expenses	2.33%	2.33%	2.36%	2.36%	2.36%
Portfolio turnover rate	83%	107%	119%	197%	333%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$85.38	$62.98	$45.27	$34.27	$27.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(.61)	(.74)	(.56)	(.48)
Net gain (loss) on investments (realized and unrealized)	(21.14)	26.17	18.45	11.56	7.53
Total from investment operations	(22.10)	25.56	17.71	11.00	7.05
Less distributions from:
Net realized gains	(1.28)	(3.16)	—	—	—
Total distributions	(1.28)	(3.16)	—	—	—
Net asset value, end of period	$62.00	$85.38	$62.98	$45.27	$34.27

Total Return[b]	(26.22%)	41.49%	39.12%	32.10%	25.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,346	$63,196	$37,978	$22,486	$8,313
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(0.84%)	(1.32%)	(1.46%)	(1.65%)
Total expenses	1.65%	1.83%	1.86%	1.86%	1.87%
Portfolio turnover rate	83%	107%	119%	197%	333%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the one-year period ended March 31, 2016, Consumer Products Fund Investor Class returned 9.65%, compared with 11.43% for the S&P 500 Consumer Staples Index. The broader S&P 500 Index returned 1.78%.

The industry that contributed the most to return was tobacco, followed by food products. The leading detractors from return were the food & staples retailing industry, followed by the personal products industry.

Fund performance for the period got the biggest boost from Philip Morris International, Inc., Reynolds American, Inc., and Tyson Foods, Inc. — Class A. The Fund’s leading detractors during the period were Whole Foods Market, Inc., SUPERVALU, Inc., and Archer-Daniels-Midland Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class*	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.3%
Coca-Cola Co.	5.1%
PepsiCo, Inc.	4.4%
Philip Morris International, Inc.	4.3%
Altria Group, Inc.	4.0%
Kraft Heinz Co.	3.5%
Reynolds American, Inc.	3.0%
Mondelez International, Inc. — Class A	2.8%
Colgate-Palmolive Co.	2.8%
Kimberly-Clark Corp.	2.5%
Top Ten Total	37.7%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	9.65%	14.15%	10.73%
A-Class Shares	9.38%	13.87%	10.46%
A-Class Shares with sales charge†	4.18%	12.77%	9.92%
C-Class Shares	8.57%	13.01%	9.64%
C-Class Shares with CDSC‡	7.57%	13.01%	9.64%
H-Class Shares**	9.29%	13.62%	10.20%
S&P 500 Consumer Staples Index	11.43%	15.18%	11.47%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.2%

Food - 38.3%
Kraft Heinz Co.	187,090	$14,697,791
Mondelez International, Inc. — Class A	297,564	11,938,267
General Mills, Inc.	147,367	9,335,698
Kroger Co.	240,394	9,195,070
Sysco Corp.	165,715	7,743,862
Kellogg Co.	101,056	7,735,837
Tyson Foods, Inc. — Class A	114,695	7,645,569
Hormel Foods Corp.	164,747	7,123,660
ConAgra Foods, Inc.	150,432	6,712,276
Hershey Co.	72,592	6,684,997
Campbell Soup Co.	103,417	6,596,970
JM Smucker Co.	45,331	5,885,777
McCormick & Company, Inc.	54,150	5,386,842
Whole Foods Market, Inc.	149,999	4,666,469
Ingredion, Inc.	38,530	4,114,619
WhiteWave Foods Co. — Class A*	98,546	4,004,909
Pilgrim’s Pride Corp.*	147,300	3,741,420
Blue Buffalo Pet Products, Inc.*	135,300	3,471,798
Pinnacle Foods, Inc.	75,900	3,391,212
TreeHouse Foods, Inc.*	38,401	3,331,287
Post Holdings, Inc.*	46,400	3,190,928
Sprouts Farmers Market, Inc.*	107,325	3,116,718
Hain Celestial Group, Inc.*	74,360	3,042,068
Flowers Foods, Inc.	156,792	2,894,380
Lancaster Colony Corp.	23,752	2,626,259
Cal-Maine Foods, Inc.	44,850	2,328,164
Darling Ingredients, Inc.*	168,744	2,222,358
B&G Foods, Inc.	63,565	2,212,698
Sanderson Farms, Inc.	23,038	2,077,567
Dean Foods Co.	101,903	1,764,960
Fresh Market, Inc.*	57,220	1,632,487
Total Food		160,512,917

Beverages - 23.1%
Coca-Cola Co.	459,056	21,295,607
PepsiCo, Inc.	178,205	18,262,448
Constellation Brands, Inc. — Class A	54,799	8,279,581
Monster Beverage Corp.*	57,079	7,613,197
Molson Coors Brewing Co. — Class B	70,816	6,811,083
Brown-Forman Corp. — Class B	68,459	6,741,158
Dr Pepper Snapple Group, Inc.	67,433	6,029,859
Anheuser-Busch InBev S.A. ADR	46,590	5,807,909
Coca-Cola Enterprises, Inc.	101,094	5,129,510
Ambev S.A. ADR	743,282	3,850,201
Fomento Economico Mexicano SAB de CV ADR	37,783	3,638,881
Diageo plc ADR	33,560	3,620,117
Total Beverages		97,079,551

Agriculture - 14.6%
Philip Morris International, Inc.	185,623	18,211,472
Altria Group, Inc.	265,167	16,615,364
Reynolds American, Inc.	252,605	12,708,558
Archer-Daniels-Midland Co.	183,203	6,652,101
British American Tobacco plc ADR	25,900	3,027,969
Vector Group Ltd.	110,419	2,521,970
Universal Corp.	29,864	1,696,574
Total Agriculture		61,434,008

Cosmetics & Personal Care - 13.0%
Procter & Gamble Co.	269,050	22,145,506
Colgate-Palmolive Co.	168,199	11,883,259
Estee Lauder Companies, Inc. — Class A	93,956	8,860,990
Coty, Inc. — Class A	166,602	4,636,534
Unilever N.V. — Class Y	87,251	3,898,375
Edgewell Personal Care Co.	40,135	3,232,072
Total Cosmetics & Personal Care		54,656,736

Household Products & Housewares - 6.0%
Kimberly-Clark Corp.	76,909	10,345,030
Clorox Co.	47,667	6,008,902
Church & Dwight Company, Inc.	56,266	5,186,600
Spectrum Brands Holdings, Inc.	34,700	3,792,016
Total Household Products & Housewares		25,332,548

Pharmaceuticals - 2.3%
Mead Johnson Nutrition Co. — Class A	72,379	6,150,043
Herbalife Ltd.*	56,314	3,466,690
Total Pharmaceuticals		9,616,733

Retail - 1.3%
Casey’s General Stores, Inc.	28,423	3,220,894
Nu Skin Enterprises, Inc. — Class A	58,130	2,223,473
Total Retail		5,444,367

Electrical Components & Equipment - 0.6%
Energizer Holdings, Inc.	58,935	2,387,457

Total Common Stocks
(Cost $309,182,883)		416,464,317

RIGHTS††† - 0.0%
PDC
Expires 01/17/17*	93,765	—
Casa Ley
Expires 01/17/19*	93,765	—
Total Rights
(Cost $23,055)		—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
CONSUMER PRODUCTS FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,1 - 0.4%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$1,690,390	$1,690,390
Total Repurchase Agreement
(Cost $1,690,390)		1,690,390

Total Investments - 99.6%
(Cost $310,896,328)		$418,154,707
Other Assets & Liabilities, net - 0.4%		1,484,212
Total Net Assets - 100.0%		$419,638,919

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$416,464,317	$—	$—	$416,464,317
Repurchase Agreement	—	1,690,390	—	1,690,390
Rights	—	—	—	—
Total	$416,464,317	$1,690,390	$—	$418,154,707

For the year ended March 31, 2016, there were no transfers between levels.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $309,205,938)	$416,464,317
Repurchase agreements, at value (cost $1,690,390)	1,690,390
Total investments (cost $310,896,328)	418,154,707
Receivables:
Fund shares sold	2,670,993
Dividends	1,054,802
Foreign taxes reclaim	30,324
Interest	10
Total assets	421,910,836

Liabilities:
Payable for:
Fund shares redeemed	1,757,398
Management fees	283,448
Transfer agent and administrative fees	83,367
Distribution and service fees	43,757
Portfolio accounting fees	30,304
Miscellaneous	73,643
Total liabilities	2,271,917
Commitments and contingent liabilities (Note 10)	—
Net assets	$419,638,919

Net assets consist of:
Paid in capital	$328,623,955
Undistributed net investment income	2,859,776
Accumulated net realized loss on investments	(19,103,191)
Net unrealized appreciation on investments	107,258,379
Net assets	$419,638,919

Investor Class:
Net assets	$276,577,675
Capital shares outstanding	4,401,377
Net asset value per share	$62.84

A-Class:
Net assets	$53,560,371
Capital shares outstanding	916,655
Net asset value per share	$58.43
Maximum offering price per share (Net asset value divided by 95.25%)	$61.34

C-Class:
Net assets	$23,798,664
Capital shares outstanding	457,327
Net asset value per share	$52.04

H-Class:
Net assets	$65,702,209
Capital shares outstanding	1,162,797
Net asset value per share	$56.50

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $19,621)	$7,464,012
Income from securities lending, net	61,812
Interest	1,874
Total investment income	7,527,698

Expenses:
Management fees	2,690,660
Transfer agent and administrative fees	791,369
Distribution and service fees:
A-Class	95,675
C-Class	186,977
H-Class**	160,650
Portfolio accounting fees	300,026
Custodian fees	36,928
Tax expense	22,118
Trustees’ fees*	20,407
Line of credit fees	623
Miscellaneous	384,607
Total expenses	4,690,040
Net investment income	2,837,658

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	973,509
Net realized gain	973,509
Net change in unrealized appreciation (depreciation) on:
Investments	24,512,809
Net change in unrealized appreciation (depreciation)	24,512,809
Net realized and unrealized gain	25,486,318
Net increase in net assets resulting from operations	$28,323,976

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,837,658	$2,817,618
Net realized gain on investments	973,509	2,102,672
Net change in unrealized appreciation (depreciation) on investments	24,512,809	28,060,008
Net increase in net assets resulting from operations	28,323,976	32,980,298

Distributions to shareholders from:
Net investment income
Investor Class	(1,910,579)	(990,101)
A-Class	(334,945)	(146,232)
C-Class	(184,219)	(80,799)
H-Class*	(391,960)	(228,315)
Net realized gains
Investor Class	(2,901,894)	(1,759,312)
A-Class	(508,733)	(259,839)
C-Class	(279,802)	(143,573)
H-Class*	(595,331)	(405,693)
Total distributions to shareholders	(7,107,463)	(4,013,864)

Capital share transactions:
Proceeds from sale of shares
Investor Class	350,581,088	261,191,921
A-Class	60,872,986	31,333,989
C-Class	20,783,158	23,898,739
H-Class*	167,016,501	186,583,796
Distributions reinvested
Investor Class	4,699,482	2,302,863
A-Class	687,164	319,969
C-Class	448,009	218,591
H-Class*	985,550	632,540
Cost of shares redeemed
Investor Class	(316,067,877)	(162,176,613)
A-Class	(43,169,090)	(27,757,505)
C-Class	(16,365,257)	(22,094,028)
H-Class*	(155,233,554)	(169,292,713)
Net increase from capital share transactions	75,238,160	125,161,549
Net increase in net assets	96,454,673	154,127,983

Net assets:
Beginning of year	323,184,246	169,056,263
End of year	$419,638,919	$323,184,246
Undistributed net investment income at end of year	$2,859,776	$2,821,703

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2016	Year Ended March 31, 2015
Capital share activity:
Shares sold
Investor Class	5,896,971	4,679,252
A-Class	1,101,512	596,417
C-Class	420,631	506,456
H-Class*	3,121,495	3,693,937
Shares issued from reinvestment of distributions
Investor Class	81,887	40,408
A-Class	12,863	6,008
C-Class	9,390	4,561
H-Class*	19,078	12,254
Shares redeemed
Investor Class	(5,385,440)	(2,874,581)
A-Class	(797,084)	(526,497)
C-Class	(332,936)	(469,691)
H-Class*	(2,917,566)	(3,339,602)
Net increase in shares	1,230,801	2,328,922

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$58.55	$52.08	$47.79	$40.19	$36.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.71	.46	.57	.49
Net gain (loss) on investments (realized and unrealized)	4.92	6.44	5.81	7.14	4.82
Total from investment operations	5.53	7.15	6.27	7.71	5.31
Less distributions from:
Net investment income	(.49)	(.24)	(.46)	(.11)	(.57)
Net realized gains	(.75)	(.44)	(1.52)	—	(.92)
Total distributions	(1.24)	(.68)	(1.98)	(.11)	(1.49)
Net asset value, end of period	$62.84	$58.55	$52.08	$47.79	$40.19

Total Return[b]	9.65%	13.77%	13.24%	19.26%	15.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$276,578	$222,954	$102,231	$181,945	$155,432
Ratios to average net assets:
Net investment income (loss)	1.03%	1.27%	0.91%	1.38%	1.29%
Total expenses	1.34%	1.34%	1.37%	1.35%	1.35%
Portfolio turnover rate	104%	87%	112%	230%	402%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$54.66	$48.79	$45.00	$37.93	$34.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.45	.48	.33	.44	.40
Net gain (loss) on investments (realized and unrealized)	4.56	6.07	5.44	6.74	4.53
Total from investment operations	5.01	6.55	5.77	7.18	4.93
Less distributions from:
Net investment income	(.49)	(.24)	(.46)	(.11)	(.57)
Net realized gains	(.75)	(.44)	(1.52)	—	(.92)
Total distributions	(1.24)	(.68)	(1.98)	(.11)	(1.49)
Net asset value, end of period	$58.43	$54.66	$48.79	$45.00	$37.93

Total Return[b]	9.38%	13.47%	12.95%	18.98%	14.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,560	$32,762	$25,538	$21,604	$21,021
Ratios to average net assets:
Net investment income (loss)	0.82%	0.92%	0.70%	1.12%	1.11%
Total expenses	1.60%	1.60%	1.62%	1.60%	1.60%
Portfolio turnover rate	104%	87%	112%	230%	402%

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$49.18	$44.29	$41.32	$35.11	$32.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.09	(.01)	.13	.12
Net gain (loss) on investments (realized and unrealized)	4.07	5.48	4.96	6.19	4.20
Total from investment operations	4.10	5.57	4.95	6.32	4.32
Less distributions from:
Net investment income	(.49)	(.24)	(.46)	(.11)	(.57)
Net realized gains	(.75)	(.44)	(1.52)	—	(.92)
Total distributions	(1.24)	(.68)	(1.98)	(.11)	(1.49)
Net asset value, end of period	$52.04	$49.18	$44.29	$41.32	$35.11

Total Return[b]	8.57%	12.62%	12.11%	18.06%	13.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,799	$17,717	$14,125	$11,699	$9,712
Ratios to average net assets:
Net investment income (loss)	0.05%	0.20%	(0.02%)	0.37%	0.36%
Total expenses	2.35%	2.35%	2.37%	2.35%	2.35%
Portfolio turnover rate	104%	87%	112%	230%	402%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$52.94	$47.39	$43.87	$37.08	$33.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.37	.24	.35	.24
Net gain (loss) on investments (realized and unrealized)	4.41	5.86	5.26	6.55	4.49
Total from investment operations	4.80	6.23	5.50	6.90	4.73
Less distributions from:
Net investment income	(.49)	(.24)	(.46)	(.11)	(.57)
Net realized gains	(.75)	(.44)	(1.52)	—	(.92)
Total distributions	(1.24)	(.68)	(1.98)	(.11)	(1.49)
Net asset value, end of period	$56.50	$52.94	$47.39	$43.87	$37.08

Total Return[b]	9.29%	13.19%	12.66%	18.66%	14.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,702	$49,751	$27,162	$10,148	$16,975
Ratios to average net assets:
Net investment income (loss)	0.72%	0.74%	0.51%	0.93%	0.68%
Total expenses	1.66%	1.85%	1.87%	1.85%	1.84%
Portfolio turnover rate	104%	87%	112%	230%	402%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the one-year period ended March 31, 2016, Electronics Fund Investor Class returned -2.61%, compared with 8.06% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 1.78%.

Almost all the holdings in the Fund are in the semiconductors industry and the semiconductor equipment industry. Both detracted from the Fund’s performance for the period.

For the period, Fund performance got the biggest boost from NVIDIA Corp., KLA-Tencor Corp., and Intel Corp. Holdings detracting from Fund performance for the period were Micron Technology, Inc., SunEdison, Inc., and NXP Semiconductors N.V.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class*	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.7%
QUALCOMM, Inc.	6.1%
Broadcom Ltd.	5.5%
Texas Instruments, Inc.	5.3%
Applied Materials, Inc.	3.5%
NVIDIA Corp.	3.2%
NXP Semiconductor N.V.	3.0%
Analog Devices, Inc.	3.0%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2.9%
Skyworks Solutions, Inc.	2.7%
Top Ten Total	43.9%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-2.61%	6.09%	1.88%
A-Class Shares	-2.84%	5.82%	1.61%
A-Class Shares with sales charge†	-7.46%	4.80%	1.12%
C-Class Shares	-3.58%	4.99%	0.88%
C-Class Shares with CDSC‡	-4.54%	4.99%	0.88%
H-Class Shares**	-2.88%	5.59%	1.39%
S&P 500 Information Technology Index	8.06%	13.76%	9.23%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	March 31, 2016
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Semiconductors - 93.3%
Intel Corp.	59,055	$1,910,428
QUALCOMM, Inc.	26,400	1,350,095
Broadcom Ltd.	7,839	1,211,126
Texas Instruments, Inc.	20,418	1,172,401
Applied Materials, Inc.	36,124	765,107
NVIDIA Corp.	19,564	697,065
NXP Semiconductor N.V.*	8,017	649,938
Analog Devices, Inc.	10,978	649,787
Taiwan Semiconductor Manufacturing Company Ltd. ADR	24,003	628,879
Skyworks Solutions, Inc.	7,635	594,767
Lam Research Corp.	6,729	555,815
Xilinx, Inc.	11,228	532,544
KLA-Tencor Corp.	7,080	515,495
Linear Technology Corp.	11,202	499,161
Micron Technology, Inc.*	47,668	499,084
Maxim Integrated Products, Inc.	13,569	499,068
Microchip Technology, Inc.	9,843	474,433
Qorvo, Inc.*	8,045	405,548
Teradyne, Inc.	14,904	321,777
Microsemi Corp.*	8,262	316,517
ON Semiconductor Corp.*	32,269	309,460
ARM Holdings plc ADR	6,733	294,165
Marvell Technology Group Ltd.	28,512	293,959
Cavium, Inc.*	4,701	287,513
ASML Holding N.V. — Class G	2,862	287,316
Atmel Corp.	35,274	286,425
Synaptics, Inc.*	3,235	257,959
Mellanox Technologies Ltd.*	4,729	256,927
Cree, Inc.*	8,775	255,353
Integrated Device Technology, Inc.*	12,490	255,296
Cypress Semiconductor Corp.	29,144	252,387
Monolithic Power Systems, Inc.	3,893	247,751
M/A-COM Technology Solutions Holdings, Inc.*	5,331	233,444
Cirrus Logic, Inc.*	6,404	233,170
Fairchild Semiconductor International, Inc. — Class A*	11,470	229,400
Himax Technologies, Inc. ADR	20,145	226,430
MKS Instruments, Inc.	5,822	219,198
Silicon Laboratories, Inc.*	4,696	211,132
Intersil Corp. — Class A	14,805	197,943
Ambarella, Inc.*	4,295	191,987
Rambus, Inc.*	13,733	188,829
Tessera Technologies, Inc.	6,008	186,248
Inphi Corp.*	5,530	184,370
Semtech Corp.*	8,219	180,736
Power Integrations, Inc.	3,639	180,713
MaxLinear, Inc. — Class A*	8,760	162,060
Veeco Instruments, Inc.*	6,906	134,529
Total Semiconductors		20,493,735

Energy-Alternate Sources - 5.5%
First Solar, Inc.*	5,579	381,994
Canadian Solar, Inc.*	11,814	227,774
SolarEdge Technologies, Inc.*	8,220	206,651
Trina Solar Ltd. ADR*	19,846	197,269
JinkoSolar Holding Company Ltd. ADR*	8,869	185,451
Total Energy-Alternate Sources		1,199,139

Electrical Components & Equipment - 1.1%
SunPower Corp. — Class A*	11,006	245,874

Total Common Stocks
(Cost $16,772,134)		21,938,748

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.6%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$128,157	128,157
Total Repurchase Agreement
(Cost $128,157)		128,157

Total Investments - 100.5%
(Cost $16,900,291)		$22,066,905
Other Assets & Liabilities, net - (0.5)%		(111,665)
Total Net Assets - 100.0%		$21,955,240

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
ELECTRONICS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$21,938,748	$—	$—	$21,938,748
Repurchase Agreement	—	128,157	—	128,157
Total	$21,938,748	$128,157	$—	$22,066,905

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $16,772,134)	$21,938,748
Repurchase agreements, at value (cost $128,157)	128,157
Total investments (cost $16,900,291)	22,066,905
Cash	4,140
Receivables:
Fund shares sold	9,860
Dividends	8,739
Total assets	22,089,644

Liabilities:
Payable for:
Fund shares redeemed	100,504
Management fees	17,983
Transfer agent and administrative fees	5,289
Distribution and service fees	3,445
Portfolio accounting fees	2,116
Miscellaneous	5,067
Total liabilities	134,404
Commitments and contingent liabilities (Note 10)	—
Net assets	$21,955,240

Net assets consist of:
Paid in capital	$32,692,376
Undistributed net investment income	—
Accumulated net realized loss on investments	(15,903,750)
Net unrealized appreciation on investments	5,166,614
Net assets	$21,955,240

Investor Class:
Net assets	$8,216,949
Capital shares outstanding	101,153
Net asset value per share	$81.23

A-Class:
Net assets	$1,762,302
Capital shares outstanding	23,113
Net asset value per share	$76.25
Maximum offering price per share (Net asset value divided by 95.25%)	$80.05

C-Class:
Net assets	$719,446
Capital shares outstanding	10,275
Net asset value per share	$70.02

H-Class:
Net assets	$11,256,543
Capital shares outstanding	151,458
Net asset value per share	$74.32

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $10,534)	$336,222
Income from securities lending, net	7,255
Interest	87
Total investment income	343,564

Expenses:
Management fees	215,311
Transfer agent and administrative fees	63,327
Distribution and service fees:
A-Class	3,693
C-Class	11,847
H-Class**	36,758
Portfolio accounting fees	25,330
Custodian fees	2,946
Trustees’ fees*	1,735
Line of credit fees	97
Miscellaneous	30,992
Total expenses	392,036
Net investment income	(48,472)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(613,224)
Net realized loss	(613,224)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,220,822)
Net change in unrealized appreciation (depreciation)	(2,220,822)
Net realized and unrealized loss	(2,834,046)
Net decrease in net assets resulting from operations	$(2,882,518)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$(48,472)	$54,827
Net realized loss on investments	(613,224)	(4,156,771)
Net change in unrealized appreciation (depreciation) on investments	(2,220,822)	4,425,744
Net increase (decrease) in net assets resulting from operations	(2,882,518)	323,800

Distributions to shareholders from:
Net investment income
Investor Class	(18,251)	—
A-Class	(3,858)	—
C-Class	(1,389)	—
H-Class*	(18,915)	—
Total distributions to shareholders	(42,413)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	83,406,696	149,252,908
A-Class	14,991,695	15,359,168
C-Class	13,427,149	18,220,155
H-Class*	136,348,968	34,345,705
Distributions reinvested
Investor Class	16,547	—
A-Class	925	—
C-Class	1,387	—
H-Class*	18,915	—
Cost of shares redeemed
Investor Class	(91,725,809)	(140,624,704)
A-Class	(14,864,321)	(18,830,964)
C-Class	(13,783,514)	(18,183,162)
H-Class*	(130,346,155)	(32,080,298)
Net increase (decrease) from capital share transactions	(2,507,517)	7,458,808
Net increase (decrease) in net assets	(5,432,448)	7,782,608

Net assets:
Beginning of year	27,387,688	19,605,080
End of year	$21,955,240	$27,387,688
Undistributed net investment income at end of year	$—	$42,413

Capital share activity:
Shares sold
Investor Class	1,040,573	1,964,674
A-Class	198,666	217,511
C-Class	195,375	277,943
H-Class*	1,832,769	497,436
Shares issued from reinvestment of distributions
Investor Class	213	—
A-Class	13	—
C-Class	21	—
H-Class*	266	—
Shares redeemed
Investor Class	(1,156,806)	(1,885,797)
A-Class	(196,930)	(277,054)
C-Class	(202,714)	(277,335)
H-Class*	(1,763,553)	(471,009)
Net increase (decrease) in shares	(52,107)	46,369

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$83.54	$69.82	$52.11	$55.09	$60.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.29	(.04)	.22	(.12)
Net gain (loss) on investments (realized and unrealized)	(2.20)	13.43	17.79	(3.20)	(5.36)
Total from investment operations	(2.18)	13.72	17.75	(2.98)	(5.48)
Less distributions from:
Net investment income	(.13)	—	(.04)	—	—
Total distributions	(.13)	—	(.04)	—	—
Net asset value, end of period	$81.23	$83.54	$69.82	$52.11	$55.09

Total Return[b]	(2.61%)	19.65%	34.07%	(5.41%)	(9.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,217	$18,144	$9,655	$2,942	$5,453
Ratios to average net assets:
Net investment income (loss)	0.02%	0.38%	(0.07%)	0.45%	(0.22%)
Total expenses	1.34%	1.35%	1.37%	1.35%	1.35%
Portfolio turnover rate	769%	562%	1,436%	1,640%	1,329%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$78.62	$65.87	$49.29	$52.23	$57.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.17)	(.33)	.24	(.19)
Net gain (loss) on investments (realized and unrealized)	(2.04)	12.92	16.95	(3.18)	(5.17)
Total from investment operations	(2.24)	12.75	16.62	(2.94)	(5.36)
Less distributions from:
Net investment income	(.13)	—	(.04)	—	—
Total distributions	(.13)	—	(.04)	—	—
Net asset value, end of period	$76.25	$78.62	$65.87	$49.29	$52.23

Total Return[b]	(2.84%)	19.36%	33.72%	(5.63%)	(9.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,762	$1,680	$5,329	$299	$659
Ratios to average net assets:
Net investment income (loss)	(0.26%)	(0.24%)	(0.59%)	0.51%	(0.36%)
Total expenses	1.60%	1.61%	1.62%	1.60%	1.62%
Portfolio turnover rate	769%	562%	1,436%	1,640%	1,329%

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$72.76	$61.40	$46.32	$49.50	$55.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(.35)	(.54)	(.18)	(.70)
Net gain (loss) on investments (realized and unrealized)	(1.98)	11.71	15.66	(3.00)	(4.83)
Total from investment operations	(2.61)	11.36	15.12	(3.18)	(5.53)
Less distributions from:
Net investment income	(.13)	—	(.04)	—	—
Total distributions	(.13)	—	(.04)	—	—
Net asset value, end of period	$70.02	$72.76	$61.40	$46.32	$49.50

Total Return[b]	(3.58%)	18.50%	32.65%	(6.44%)	(10.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$719	$1,280	$1,043	$667	$263
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(0.55%)	(1.03%)	(0.41%)	(1.42%)
Total expenses	2.35%	2.35%	2.37%	2.35%	2.36%
Portfolio turnover rate	769%	562%	1,436%	1,640%	1,329%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$76.66	$64.40	$48.33	$51.40	$56.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	.06	(.17)	(.12)	(.34)
Net gain (loss) on investments (realized and unrealized)	(1.91)	12.20	16.28	(2.95)	(5.03)
Total from investment operations	(2.21)	12.26	16.11	(3.07)	(5.37)
Less distributions from:
Net investment income	(.13)	—	(.04)	—	—
Total distributions	(.13)	—	(.04)	—	—
Net asset value, end of period	$74.32	$76.66	$64.40	$48.33	$51.40

Total Return[b]	(2.88%)	19.04%	33.34%	(5.97%)	(9.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,257	$6,285	$3,577	$1,288	$1,271
Ratios to average net assets:
Net investment income (loss)	(0.40%)	0.09%	(0.29%)	(0.26%)	(0.67%)
Total expenses	1.74%	1.85%	1.87%	1.85%	1.86%
Portfolio turnover rate	769%	562%	1,436%	1,640%	1,329%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the one-year period ended March 31, 2016, Energy Fund Investor Class returned -27.30%, compared with -15.54% for the S&P 500 Energy Index. The broader S&P 500 Index returned 1.78%.

The integrated oil & gas industry was the only contributor to return. The coal & consumable fuels industry detracted least. The oil & gas exploration & production industry was the largest detractor from return, followed by the oil & gas storage & transportation industry.

Exxon Mobil Corp., Chevron Corp., and Cameron International Corp. were among the most significant positive contributors to Fund performance for the period. Holdings detracting the most from performance were Williams Companies, Inc., Anadarko Petroleum Corp., and Kinder Morgan, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class*	May 5, 1998

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.7%
Chevron Corp.	4.7%
Schlumberger Ltd.	3.4%
Occidental Petroleum Corp.	2.5%
Phillips 66	2.4%
ConocoPhillips	2.4%
EOG Resources, Inc.	2.2%
Kinder Morgan, Inc.	2.2%
Valero Energy Corp.	2.0%
Halliburton Co.	1.9%
Top Ten Total	30.4%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-27.30%	-9.61%	-1.27%
A-Class Shares	-27.46%	-9.83%	-1.51%
A-Class Shares with sales charge†	-30.89%	-10.70%	-1.99%
C-Class Shares	-28.01%	-10.51%	-2.25%
C-Class Shares with CDSC‡	-28.71%	-10.51%	-2.25%
H-Class Shares**	-27.53%	-10.02%	-1.74%
S&P 500 Energy Index	-15.54%	-2.36%	3.55%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	March 31, 2016
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Oil & Gas – 71.1%
Exxon Mobil Corp.	28,253	$2,361,585
Chevron Corp.	17,615	1,680,470
Occidental Petroleum Corp.	13,102	896,569
Phillips 66	9,795	848,149
ConocoPhillips	20,901	841,683
EOG Resources, Inc.	10,659	773,630
Valero Energy Corp.	11,030	707,464
Pioneer Natural Resources Co.	4,224	594,486
Anadarko Petroleum Corp.	12,723	592,510
Marathon Petroleum Corp.	15,038	559,113
Apache Corp.	10,810	527,636
Hess Corp.	9,579	504,334
Devon Energy Corp.	16,615	455,916
Concho Resources, Inc.*	4,433	447,910
Noble Energy, Inc.	14,117	443,415
Equities Corp.	6,257	420,846
Cabot Oil & Gas Corp. — Class A	18,100	411,051
Continental Resources, Inc.*	13,359	405,579
Tesoro Corp.	4,702	404,419
Marathon Oil Corp.	34,565	385,054
Cimarex Energy Co.	3,920	381,298
BP plc ADR	11,803	356,215
Royal Dutch Shell plc — Class A ADR	7,120	344,964
Cheniere Energy, Inc.*	10,002	338,368
Antero Resources Corp.*	13,452	334,551
HollyFrontier Corp.	8,947	316,008
Canadian Natural Resources Ltd.	11,646	314,442
Newfield Exploration Co.*	9,437	313,780
Helmerich & Payne, Inc.	5,221	306,577
Suncor Energy, Inc.	11,011	306,216
Diamondback Energy, Inc.*	3,962	305,787
Range Resources Corp.	8,851	286,595
Petroleo Brasileiro S.A. ADR*	47,808	279,199
Murphy Oil Corp.	10,335	260,339
Ensco plc — Class A	24,536	254,438
Transocean Ltd.	27,486	251,222
Parsley Energy, Inc. — Class A*	10,996	248,510
Encana Corp.	39,254	239,057
Energen Corp.	6,432	235,347
PBF Energy, Inc. — Class A	7,078	234,990
Noble Corporation plc	22,493	232,803
Gulfport Energy Corp.*	8,018	227,230
QEP Resources, Inc.	15,844	223,559
PDC Energy, Inc.*	3,697	219,787
Statoil ASA ADR	13,800	214,728
Southwestern Energy Co.*	26,545	214,218
RSP Permian, Inc.*	7,319	212,544
Western Refining, Inc.	7,156	208,168
Diamond Offshore Drilling, Inc.	9,293	201,937
Patterson-UTI Energy, Inc.	11,352	200,022
CNOOC Ltd. ADR	1,680	196,661
Nabors Industries Ltd.	21,239	195,399
YPF S.A. ADR	10,808	193,247
Cenovus Energy, Inc.	14,710	191,230
Chesapeake Energy Corp.	44,598	183,744
WPX Energy, Inc.*	25,653	179,314
Rice Energy, Inc.*	12,831	179,121
Rowan Companies plc — Class A	10,969	176,601
Memorial Resource Development Corp.*	16,990	172,958
Carrizo Oil & Gas, Inc.*	5,204	160,908
Matador Resources Co.*	8,454	160,288
Laredo Petroleum, Inc.*	19,034	150,940
Whiting Petroleum Corp.*	18,011	143,728
SM Energy Co.	7,247	135,809
Oasis Petroleum, Inc.*	17,552	127,779
Cobalt International Energy, Inc.*	43,022	127,775
Delek US Holdings, Inc.	8,131	123,916
Atwood Oceanics, Inc.	10,026	91,938
Ultra Petroleum Corp.*	23,445	11,676
Total Oil & Gas		25,227,750

Oil & Gas Services - 15.4%
Schlumberger Ltd.	16,469	1,214,590
Halliburton Co.	19,303	689,503
Baker Hughes, Inc.	12,046	527,976
Cameron International Corp.*	6,772	454,063
National Oilwell Varco, Inc.	13,303	413,723
FMC Technologies, Inc.*	11,442	313,053
Weatherford International plc*	36,416	283,316
Targa Resources Corp.	8,980	268,143
Core Laboratories N.V.	2,209	248,314
RPC, Inc.	16,090	228,156
Oceaneering International, Inc.	6,540	217,390
Dril-Quip, Inc.*	3,210	194,398
Superior Energy Services, Inc.	12,742	170,615
Oil States International, Inc.*	4,906	154,637
Bristow Group, Inc.	5,110	96,681
Total Oil & Gas Services		5,474,558

Pipelines - 9.3%
Kinder Morgan, Inc.	43,190	771,374
Spectra Energy Corp.	18,478	565,428
Columbia Pipeline Group, Inc.	16,529	414,878
Williams Companies, Inc.	25,104	403,421
ONEOK, Inc.	10,227	305,378
Plains GP Holdings, LP — Class A	31,075	270,042
Enbridge, Inc.	6,017	234,121
TransCanada Corp.	5,908	232,243
SemGroup Corp. — Class A	4,956	111,014
Total Pipelines		3,307,899

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
ENERGY FUND

	Shares	Value

Transportation - 1.0%
Golar LNG Ltd.	9,819	$176,448
Teekay Corp.	18,720	162,115
Total Transportation		338,563

Mining - 0.9%
Cameco Corp.	14,322	183,895
US Silica Holdings, Inc.	5,896	133,957
Total Mining		317,852

Retail - 0.7%
World Fuel Services Corp.	4,873	236,730

Metal Fabricate & Hardware - 0.6%
Tenaris S.A. ADR	9,045	223,954

Coal - 0.6%
CONSOL Energy, Inc.	17,509	197,677

Energy-Alternate Sources - 0.2%
Green Plains, Inc.	4,900	78,204

Total Common Stocks
(Cost $23,142,194)		35,403,187

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.2%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$84,494	84,494
Total Repurchase Agreement
(Cost $84,494)		84,494

Total Investments - 100.0%
(Cost $23,226,688)		$35,487,681
Other Assets & Liabilities, net - 0.0%		(4,033)
Total Net Assets - 100.0%		$35,483,648

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$35,403,187	$—	$—	$35,403,187
Repurchase Agreement	—	84,494	—	84,494
Total	$35,403,187	$84,494	$—	$35,487,681

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $23,142,194)	$35,403,187
Repurchase agreements, at value (cost $84,494)	84,494
Total investments (cost $23,226,688)	35,487,681
Cash	2,281
Receivables:
Fund shares sold	126,013
Dividends	20,587
Securities sold	1,242
Total assets	35,637,804

Liabilities:
Payable for:
Fund shares redeemed	108,604
Management fees	23,526
Transfer agent and administrative fees	6,920
Distribution and service fees	5,067
Portfolio accounting fees	2,768
Miscellaneous	7,271
Total liabilities	154,156
Commitments and contingent liabilities (Note 10)	—
Net assets	$35,483,648

Net assets consist of:
Paid in capital	$48,354,055
Undistributed net investment income	476,798
Accumulated net realized loss on investments	(25,608,198)
Net unrealized appreciation on investments	12,260,993
Net assets	$35,483,648

Investor Class:
Net assets	$22,216,397
Capital shares outstanding	1,334,172
Net asset value per share	$16.65

A-Class:
Net assets	$6,273,841
Capital shares outstanding	400,449
Net asset value per share	$15.67
Maximum offering price per share (Net asset value divided by 95.25%)	$16.45

C-Class:
Net assets	$4,198,192
Capital shares outstanding	296,979
Net asset value per share	$14.14

H-Class:
Net assets	$2,795,218
Capital shares outstanding	183,601
Net asset value per share	$15.22

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $10,324)	$1,096,822
Income from securities lending, net	48,130
Interest	149
Total investment income	1,145,101

Expenses:
Management fees	370,264
Transfer agent and administrative fees	108,901
Distribution and service fees:
A-Class	12,532
C-Class	54,081
H-Class**	16,088
Portfolio accounting fees	43,560
Custodian fees	5,047
Trustees’ fees*	2,923
Tax expense	1,112
Line of credit fees	132
Miscellaneous	53,663
Total expenses	668,303
Net investment income	476,798

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(15,081,328)
Net realized loss	(15,081,328)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,158,406)
Net change in unrealized appreciation (depreciation)	(4,158,406)
Net realized and unrealized loss	19,239,734
Net decrease in net assets resulting from operations	$(18,762,936)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$476,798	$333,207
Net realized loss on investments	(15,081,328)	(139,801)
Net change in unrealized appreciation (depreciation) on investments	(4,158,406)	(9,779,125)
Net decrease in net assets resulting from operations	(18,762,936)	(9,585,719)

Distributions to shareholders from:
Net investment income
Investor Class	(242,198)	(122,605)
A-Class	(32,840)	(21,643)
C-Class	(41,958)	(37,292)
H-Class*	(17,380)	(19,193)
Net realized gains
Investor Class	(267,745)	—
A-Class	(36,304)	—
C-Class	(46,384)	—
H-Class*	(19,214)	—
Total distributions to shareholders	(704,023)	(200,733)

Capital share transactions:
Proceeds from sale of shares
Investor Class	150,597,823	261,136,749
A-Class	36,665,768	24,712,863
C-Class	10,483,191	24,858,323
H-Class*	121,269,635	75,602,721
Distributions reinvested
Investor Class	504,502	119,147
A-Class	63,735	16,607
C-Class	86,557	35,962
H-Class*	36,578	18,825
Cost of shares redeemed
Investor Class	(144,378,187)	(263,698,107)
A-Class	(32,806,713)	(25,606,281)
C-Class	(11,203,791)	(24,487,521)
H-Class*	(122,368,423)	(72,212,828)
Net increase from capital share transactions	8,950,675	496,460
Net decrease in net assets	(10,516,284)	(9,289,992)

Net assets:
Beginning of year	45,999,932	55,289,924
End of year	$35,483,648	$45,999,932
Undistributed net investment income at end of year	$476,798	$334,376

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2016	Year Ended March 31, 2015
Capital share activity:
Shares sold
Investor Class	7,239,918	8,974,883
A-Class	1,944,398	986,870
C-Class	605,861	1,026,731
H-Class*	7,088,847	2,974,818
Shares issued from reinvestment of distributions
Investor Class	26,749	4,447
A-Class	3,591	657
C-Class	5,390	1,548
H-Class*	2,120	764
Shares redeemed
Investor Class	(7,142,385)	(8,966,417)
A-Class	(1,760,415)	(1,010,592)
C-Class	(652,252)	(1,014,166)
H-Class*	(7,209,725)	(2,847,072)
Net increase in shares	152,097	132,471

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$23.24	$29.70	$26.12	$24.58	$28.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.21	.15	.12	.07
Net gain (loss) on investments (realized and unrealized)	(6.59)	(6.56)	3.43	1.89	(4.19)
Total from investment operations	(6.31)	(6.35)	3.58	2.01	(4.12)
Less distributions from:
Net investment income	(.13)	(.11)	—	(.07)	—
Net realized gains	(.15)	—	—	—	—
Return of capital	—	—	—	(.40)	—
Total distributions	(.28)	(.11)	—	(.47)	—
Net asset value, end of period	$16.65	$23.24	$29.70	$26.12	$24.58

Total Return[b]	(27.30%)	(21.42%)	13.71%	8.50%	(14.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,216	$28,123	$35,546	$49,160	$40,947
Ratios to average net assets:
Net investment income (loss)	1.38%	0.72%	0.55%	0.52%	0.27%
Total expenses	1.35%	1.35%	1.37%	1.35%	1.36%
Portfolio turnover rate	595%	463%	231%	248%	288%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$21.94	$28.07	$24.76	$23.38	$27.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.12	.08	.08	(.01)
Net gain (loss) on investments (realized and unrealized)	(6.18)	(6.14)	3.23	1.77	(4.01)
Total from investment operations	(5.99)	(6.02)	3.31	1.85	(4.02)
Less distributions from:
Net investment income	(.13)	(.11)	—	(.07)	—
Net realized gains	(.15)	—	—	—	—
Return of capital	—	—	—	(.40)	—
Total distributions	(.28)	(.11)	—	(.47)	—
Net asset value, end of period	$15.67	$21.94	$28.07	$24.76	$23.38

Total Return[b]	(27.46%)	(21.49%)	13.37%	8.20%	(14.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,274	$4,671	$6,624	$5,586	$5,622
Ratios to average net assets:
Net investment income (loss)	1.02%	0.43%	0.30%	0.38%	(0.05%)
Total expenses	1.60%	1.60%	1.62%	1.60%	1.61%
Portfolio turnover rate	595%	463%	231%	248%	288%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$19.98	$25.80	$22.93	$21.85	$25.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.05)	(.12)	(.09)	(.19)
Net gain (loss) on investments (realized and unrealized)	(5.58)	(5.66)	2.99	1.64	(3.74)
Total from investment operations	(5.56)	(5.71)	2.87	1.55	(3.93)
Less distributions from:
Net investment income	(.13)	(.11)	—	(.07)	—
Net realized gains	(.15)	—	—	—	—
Return of capital	—	—	—	(.40)	—
Total distributions	(.28)	(.11)	—	(.47)	—
Net asset value, end of period	$14.14	$19.98	$25.80	$22.93	$21.85

Total Return[b]	(28.01%)	(22.18%)	12.52%	7.40%	(15.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,198	$6,754	$8,357	$9,693	$13,153
Ratios to average net assets:
Net investment income (loss)	0.15%	(0.20%)	(0.52%)	(0.45%)	(0.84%)
Total expenses	2.35%	2.35%	2.37%	2.35%	2.36%
Portfolio turnover rate	595%	463%	231%	248%	288%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$21.34	$27.40	$24.23	$22.95	$26.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.07	(.02)	.01	(.08)
Net gain (loss) on investments (realized and unrealized)	(5.94)	(6.02)	3.19	1.74	(3.90)
Total from investment operations	(5.84)	(5.95)	3.17	1.75	(3.98)
Less distributions from:
Net investment income	(.13)	(.11)	—	(.07)	—
Net realized gains	(.15)	—	—	—	—
Return of capital	—	—	—	(.40)	—
Total distributions	(.28)	(.11)	—	(.47)	—
Net asset value, end of period	$15.22	$21.34	$27.40	$24.23	$22.95

Total Return[b]	(27.53%)	(21.76%)	13.08%	7.92%	(14.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,795	$6,452	$4,764	$5,272	$11,080
Ratios to average net assets:
Net investment income (loss)	0.55%	0.27%	(0.09%)	0.06%	(0.33%)
Total expenses	1.70%	1.85%	1.87%	1.85%	1.86%
Portfolio turnover rate	595%	463%	231%	248%	288%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the one-year period ended March 31, 2016, Energy Services Fund Investor Class returned -27.05%, compared with the S&P 500 Energy Index, which returned -15.54%. The broader S&P 500 Index returned 1.78%.

The Fund is composed of two industries and both detracted from return for the period. The oil & gas equipment & services industry detracted the most from return, followed by the oil & gas drilling industry.

Cameron International Corp., RPC, Inc., and Patterson-UTI Energy, Inc. were the Fund’s best-performing holdings for the period. The Fund’s worst-performing holdings included Baker Hughes, Inc., Ensco plc — Class A, and Seadrill Ltd.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class*	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	14.9%
Halliburton Co.	8.5%
Baker Hughes, Inc.	6.5%
Cameron International Corp.	5.6%
National Oilwell Varco, Inc.	5.1%
FMC Technologies, Inc.	3.8%
Helmerich & Payne, Inc.	3.8%
Weatherford International plc	2.8%
RPC, Inc.	2.8%
Oceaneering International, Inc.	2.7%
Top Ten Total	56.5%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-27.05%	-14.45%	-4.40%
A-Class Shares	-27.22%	-14.66%	-4.64%
A-Class Shares with sales charge†	-30.67%	-15.49%	-5.10%
C-Class Shares	-27.76%	-15.30%	-5.35%
C-Class Shares with CDSC‡	-28.48%	-15.30%	-5.35%
H-Class Shares**	-27.31%	-14.87%	-4.87%
S&P 500 Energy Index	-15.54%	-2.36%	3.55%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Oil & Gas Services - 69.2%
Schlumberger Ltd.	33,599	$2,477,925
Halliburton Co.	39,380	1,406,654
Baker Hughes, Inc.	24,566	1,076,728
Cameron International Corp.*	13,854	928,911
National Oilwell Varco, Inc.	27,130	843,743
FMC Technologies, Inc.*	23,350	638,856
Weatherford International plc*	60,567	471,211
RPC, Inc.	32,836	465,614
Oceaneering International, Inc.	13,383	444,851
Dril-Quip, Inc.*	6,419	388,735
Core Laboratories N.V.	3,370	378,822
Superior Energy Services, Inc.	26,000	348,140
Oil States International, Inc.*	10,031	316,177
Forum Energy Technologies, Inc.*	20,781	274,309
SEACOR Holdings, Inc.*	4,562	248,401
McDermott International, Inc.*	57,229	234,067
Frank’s International N.V.	13,161	216,893
Bristow Group, Inc.	10,722	202,860
CARBO Ceramics, Inc.	9,069	128,780
Total Oil & Gas Services		11,491,677

Oil & Gas - 25.3%
Helmerich & Payne, Inc.	10,675	626,836
Transocean Ltd.	48,403	442,403
Ensco plc — Class A	40,761	422,692
Nabors Industries Ltd.	45,016	414,147
Diamond Offshore Drilling, Inc.	18,955	411,892
Patterson-UTI Energy, Inc.	23,155	407,991
Noble Corporation plc	36,627	379,089
Rowan Companies plc — Class A	22,384	360,382
Seadrill Ltd.*	62,092	204,904
Atwood Oceanics, Inc.	20,459	187,609
Precision Drilling Corp.	43,708	183,574
Unit Corp.*	17,619	155,223
Total Oil & Gas		4,196,742

Metal Fabricate & Hardware - 2.0%
Tenaris S.A. ADR	13,286	328,962

Transportation - 1.8%
Hornbeck Offshore Services, Inc.*	15,177	150,707
Tidewater, Inc.	21,037	143,683
Total Transportation		294,390

Mining - 1.6%
U.S. Silica Holdings, Inc.	12,055	273,890

Total Common Stocks
(Cost $9,173,452)		16,585,661

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.8%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$142,541	142,541
Total Repurchase Agreement
(Cost $142,541)		142,541

Total Investments - 100.7%
(Cost $9,315,993)		$16,728,202
Other Assets & Liabilities, net - (0.7)%		(114,577)
Total Net Assets - 100.0%		$16,613,625

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$16,585,661	$—	$—	$16,585,661
Repurchase Agreement	—	142,541	—	142,541
Total	$16,585,661	$142,541	$—	$16,728,202

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $9,173,452)	$16,585,661
Repurchase agreements, at value (cost $142,541)	142,541
Total investments (cost $9,315,993)	16,728,202
Cash	2,622
Receivables:
Securities sold	1,337,054
Fund shares sold	67,295
Dividends	16,435
Total assets	18,151,608

Liabilities:
Payable for:
Fund shares redeemed	1,514,987
Management fees	11,521
Transfer agent and administrative fees	3,388
Distribution and service fees	3,132
Portfolio accounting fees	1,355
Miscellaneous	3,600
Total liabilities	1,537,983
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,613,625

Net assets consist of:
Paid in capital	$47,797,857
Undistributed net investment income	125,275
Accumulated net realized loss on investments	(38,721,716)
Net unrealized appreciation on investments	7,412,209
Net assets	$16,613,625

Investor Class:
Net assets	$9,520,520
Capital shares outstanding	335,116
Net asset value per share	$28.41

A-Class:
Net assets	$2,849,256
Capital shares outstanding	106,088
Net asset value per share	$26.86
Maximum offering price per share (Net asset value divided by 95.25%)	$28.20

C-Class:
Net assets	$2,543,699
Capital shares outstanding	104,010
Net asset value per share	$24.46

H-Class:
Net assets	$1,700,150
Capital shares outstanding	65,221
Net asset value per share	$26.07

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $3,657)	$406,775
Income from securities lending, net	63,989
Interest	78
Total investment income	470,842

Expenses:
Management fees	187,201
Transfer agent and administrative fees	55,059
Distribution and service fees:
A-Class	7,042
C-Class	31,982
H-Class**	11,003
Portfolio accounting fees	22,024
Registration fees	17,315
Custodian fees	2,553
Trustees’ fees*	1,702
Line of credit fees	297
Miscellaneous	9,389
Total expenses	345,567
Net investment income	125,275

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,376,432)
Net realized loss	(4,376,432)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,821,798)
Net change in unrealized appreciation (depreciation)	(3,821,798)
Net realized and unrealized loss	(8,198,230)
Net decrease in net assets resulting from operations	$(8,072,955)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$125,275	$237,075
Net realized loss on investments	(4,376,432)	(5,210,662)
Net change in unrealized appreciation (depreciation) on investments	(3,821,798)	(14,210,065)
Net decrease in net assets resulting from operations	(8,072,955)	(19,183,652)

Distributions to shareholders from:
Net investment income
Investor Class	(130,036)	—
A-Class	(22,719)	—
C-Class	(36,447)	—
H-Class*	(42,281)	—
Total distributions to shareholders	(231,483)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	88,241,476	155,300,672
A-Class	22,986,249	18,229,626
C-Class	7,557,655	22,985,448
H-Class*	206,028,733	138,874,968
Distributions reinvested
Investor Class	126,359	—
A-Class	22,184	—
C-Class	36,117	—
H-Class*	42,273	—
Cost of shares redeemed
Investor Class	(90,245,009)	(160,581,256)
A-Class	(22,683,979)	(20,303,746)
C-Class	(7,871,938)	(24,839,035)
H-Class*	(204,714,157)	(139,441,804)
Net decrease from capital share transactions	(474,037)	(9,775,127)
Net decrease in net assets	(8,778,475)	(28,958,779)

Net assets:
Beginning of year	25,392,100	54,350,879
End of year	$16,613,625	$25,392,100
Undistributed net investment income at end of year	$125,275	$231,483

Capital share activity:
Shares sold
Investor Class	2,540,657	2,859,922
A-Class	622,276	419,738
C-Class	251,887	503,113
H-Class*	6,776,423	2,915,122
Shares issued from reinvestment of distributions
Investor Class	3,947	—
A-Class	733	—
C-Class	1,305	—
H-Class*	1,438	—
Shares redeemed
Investor Class	(2,619,654)	(2,982,262)
A-Class	(611,902)	(452,109)
C-Class	(262,624)	(546,543)
H-Class*	(6,762,627)	(2,950,353)
Net increase (decrease) in shares	(58,141)	(233,372)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$39.36	$62.43	$54.43	$50.87	$62.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.48	.02	(.05)	(.14)
Net gain (loss) on investments (realized and unrealized)	(10.90)	(23.55)	7.98	3.61	(11.65)
Total from investment operations	(10.61)	(23.07)	8.00	3.56	(11.79)
Less distributions from:
Net investment income	(.34)	—	—	—	—
Total distributions	(.34)	—	—	—	—
Net asset value, end of period	$28.41	$39.36	$62.43	$54.43	$50.87

Total Return[b]	(27.05%)	(36.95%)	14.70%	7.00%	(18.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,521	$16,144	$33,244	$26,097	$34,353
Ratios to average net assets:
Net investment income (loss)	0.83%	0.86%	0.03%	(0.10%)	(0.25%)
Total expenses	1.35%	1.36%	1.37%	1.35%	1.36%
Portfolio turnover rate	1,241%	494%	350%	275%	162%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$37.32	$59.34	$51.86	$48.59	$60.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.25	(.13)	(.17)	(.25)
Net gain (loss) on investments (realized and unrealized)	(10.36)	(22.27)	7.61	3.44	(11.17)
Total from investment operations	(10.12)	(22.02)	7.48	3.27	(11.42)
Less distributions from:
Net investment income	(.34)	—	—	—	—
Total distributions	(.34)	—	—	—	—
Net asset value, end of period	$26.86	$37.32	$59.34	$51.86	$48.59

Total Return[b]	(27.22%)	(37.11%)	14.42%	6.73%	(19.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,849	$3,545	$7,557	$5,535	$7,115
Ratios to average net assets:
Net investment income (loss)	0.73%	0.47%	(0.23%)	(0.37%)	(0.47%)
Total expenses	1.59%	1.60%	1.62%	1.60%	1.61%
Portfolio turnover rate	1,241%	494%	350%	275%	162%

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$34.28	$54.92	$48.37	$45.66	$56.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.12)	(.50)	(.49)	(.54)
Net gain (loss) on investments (realized and unrealized)	(9.43)	(20.52)	7.05	3.20	(10.61)
Total from investment operations	(9.48)	(20.64)	6.55	2.71	(11.15)
Less distributions from:
Net investment income	(.34)	—	—	—	—
Total distributions	(.34)	—	—	—	—
Net asset value, end of period	$24.46	$34.28	$54.92	$48.37	$45.66

Total Return[b]	(27.76%)	(37.58%)	13.54%	5.94%	(19.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,544	$3,889	$8,616	$8,654	$10,144
Ratios to average net assets:
Net investment income (loss)	(0.16%)	(0.24%)	(0.97%)	(1.11%)	(1.13%)
Total expenses	2.35%	2.36%	2.37%	2.35%	2.36%
Portfolio turnover rate	1,241%	494%	350%	275%	162%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$36.29	$57.89	$50.72	$47.64	$58.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.07	(.27)	(.25)	(.34)
Net gain (loss) on investments (realized and unrealized)	(9.93)	(21.67)	7.44	3.33	(10.99)
Total from investment operations	(9.88)	(21.60)	7.17	3.08	(11.33)
Less distributions from:
Net investment income	(.34)	—	—	—	—
Total distributions	(.34)	—	—	—	—
Net asset value, end of period	$26.07	$36.29	$57.89	$50.72	$47.64

Total Return[b]	(27.31%)	(37.33%)	14.14%	6.47%	(19.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,700	$1,814	$4,933	$9,685	$8,025
Ratios to average net assets:
Net investment income (loss)	0.15%	0.13%	(0.50%)	(0.54%)	(0.66%)
Total expenses	1.67%	1.86%	1.87%	1.85%	1.86%
Portfolio turnover rate	1,241%	494%	350%	275%	162%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the financial services sector (“Financial Services Companies”).

For the one-year period ended March 31, 2016, Financial Services Fund Investor Class returned -5.95%, while the S&P 500 Financials Index returned -4.55% over the same period. The broader S&P 500 Index returned 1.78%.

The real estate investment trusts (“REITs”) industry was the largest contributor to return, followed by the insurance industry. The capital markets industry was the largest detractor from return, followed by the banks industry.

Public Storage, Digital Realty Trust, Inc., and Simon Property Group, Inc. were the best-performing holdings in the Fund for the period. The worst-performing holdings for the period were Citigroup, Inc., Morgan Stanley, and American Express Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class*	April 6, 1998

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.3%
JPMorgan Chase & Co.	1.8%
Wells Fargo & Co.	1.8%
Bank of America Corp.	1.5%
Citigroup, Inc.	1.3%
Goldman Sachs Group, Inc.	1.1%
Simon Property Group, Inc.	1.1%
U.S. Bancorp	1.0%
BlackRock, Inc. — Class A	1.0%
American International Group, Inc.	1.0%
Top Ten Total	13.9%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

68 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-5.95%	6.33%	-1.02%
A-Class Shares	-6.17%	6.07%	-1.26%
A-Class Shares with sales charge†	-10.63%	5.04%	-1.74%
C-Class Shares	-6.89%	5.29%	-1.98%
C-Class Shares with CDSC‡	-7.81%	5.29%	-1.98%
H-Class Shares**	-6.25%	5.85%	-1.51%
S&P 500 Financials Index	-4.55%	8.66%	-1.48%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	March 31, 2016
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

REITs - 30.5%
Simon Property Group, Inc.	1,058	$219,736
Public Storage	693	191,150
American Tower Corp. — Class A	1,743	178,430
Crown Castle International Corp.	1,710	147,914
Equity Residential	1,906	143,008
AvalonBay Communities, Inc.	734	139,607
Welltower, Inc.	1,971	136,668
Equinix, Inc.	405	133,938
Ventas, Inc.	2,006	126,297
General Growth Properties, Inc.	4,186	124,450
Weyerhaeuser Co.	3,986	123,486
Prologis, Inc.	2,734	120,788
Boston Properties, Inc.	943	119,836
Vornado Realty Trust	1,220	115,205
Realty Income Corp.	1,731	108,205
Essex Property Trust, Inc.	461	107,809
Digital Realty Trust, Inc.	1,109	98,135
HCP, Inc.	2,922	95,199
Host Hotels & Resorts, Inc.	5,690	95,024
Extra Space Storage, Inc.	998	93,273
Macerich Co.	1,173	92,949
Federal Realty Investment Trust	573	89,417
UDR, Inc.	2,267	87,348
SL Green Realty Corp.	870	84,286
Kimco Realty Corp.	2,926	84,210
Annaly Capital Management, Inc.	7,651	78,499
Mid-America Apartment Communities, Inc.	734	75,022
VEREIT, Inc.	8,373	74,269
Camden Property Trust	881	74,083
Iron Mountain, Inc.	2,162	73,313
Regency Centers Corp.	968	72,455
Alexandria Real Estate Equities, Inc.	775	70,440
Omega Healthcare Investors, Inc.	1,989	70,212
Apartment Investment & Management Co. — Class A	1,678	70,174
Brixmor Property Group, Inc.	2,710	69,430
DDR Corp.	3,886	69,132
Duke Realty Corp.	3,058	68,927
WP Carey, Inc.	1,098	68,340
National Retail Properties, Inc.	1,477	68,237
American Campus Communities, Inc.	1,427	67,197
CubeSmart	1,993	66,367
American Capital Agency Corp. REIT	3,560	66,323
Equity LifeStyle Properties, Inc.	910	66,184
Lamar Advertising Co. — Class A	1,071	65,867
Kilroy Realty Corp.	1,028	63,602
Liberty Property Trust	1,801	60,261
Spirit Realty Capital, Inc.	5,326	59,918
Forest City Realty Trust, Inc. — Class A	2,838	59,853
Sovran Self Storage, Inc.	490	57,796
Highwoods Properties, Inc.	1,203	57,515
Weingarten Realty Investors	1,532	57,481
Douglas Emmett, Inc.	1,907	57,420
Starwood Property Trust, Inc.	2,945	55,749
Hospitality Properties Trust	2,092	55,564
Taubman Centers, Inc.	780	55,559
Senior Housing Properties Trust	3,067	54,869
EPR Properties	822	54,762
Equity One, Inc.	1,850	53,021
Healthcare Trust of America, Inc. — Class A	1,790	52,662
Corrections Corporation of America	1,596	51,152
STORE Capital Corp.	1,960	50,725
Equity Commonwealth*	1,780	50,232
Tanger Factory Outlet Centers, Inc.	1,365	49,672
DCT Industrial Trust, Inc.	1,256	49,574
Healthcare Realty Trust, Inc.	1,550	47,880
Rayonier, Inc.	1,919	47,361
Sunstone Hotel Investors, Inc.	3,362	47,068
Medical Properties Trust, Inc.	3,612	46,884
RLJ Lodging Trust	1,971	45,096
Two Harbors Investment Corp.	5,602	44,480
LaSalle Hotel Properties	1,753	44,368
New Residential Investment Corp. REIT	3,731	43,392
Education Realty Trust, Inc.	1,040	43,264
Brandywine Realty Trust	2,999	42,076
Corporate Office Properties Trust	1,601	42,010
NorthStar Realty Finance Corp.	3,172	41,617
Pebblebrook Hotel Trust	1,361	39,564
DiamondRock Hospitality Co.	3,841	38,871
Mack-Cali Realty Corp.	1,621	38,094
WP GLIMCHER, Inc.	3,723	35,331
Total REITs		6,185,582

Banks - 28.3%
JPMorgan Chase & Co.	6,264	370,954
Wells Fargo & Co.	7,419	358,783
Bank of America Corp.	22,602	305,579
Citigroup, Inc.	6,523	272,335
Goldman Sachs Group, Inc.	1,478	232,016
U.S. Bancorp	5,160	209,444
PNC Financial Services Group, Inc.	2,112	178,612
Morgan Stanley	6,804	170,168
Capital One Financial Corp.	2,391	165,720
Bank of New York Mellon Corp.	4,231	155,827
State Street Corp.	2,284	133,660
BB&T Corp.	3,779	125,727
M&T Bank Corp.	1,041	115,550
Northern Trust Corp.	1,622	105,706
SunTrust Banks, Inc.	2,929	105,678
HDFC Bank Ltd. ADR	1,618	99,718
Royal Bank of Canada	1,728	99,464
Toronto-Dominion Bank	2,286	98,595
ICICI Bank Ltd. ADR	13,489	96,581
Bank of Nova Scotia	1,947	95,130
Credicorp Ltd.	720	94,327

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
FINANCIAL SERVICES FUND

	Shares	Value

Bank of Montreal	1,539	$93,402
Fifth Third Bancorp	5,391	89,976
Citizens Financial Group, Inc.	4,250	89,038
Banco Bradesco S.A. ADR	11,944	88,983
HSBC Holdings plc ADR	2,849	88,661
First Republic Bank	1,309	87,232
Deutsche Bank AG	4,862	82,362
Itau Unibanco Holding S.A. ADR	9,504	81,639
Popular, Inc.	2,850	81,539
Regions Financial Corp.	10,235	80,345
Barclays plc ADR	9,214	79,425
KeyCorp	7,092	78,296
Banco Santander S.A. ADR	17,384	75,794
Signature Bank*	540	73,505
Huntington Bancshares, Inc.	7,503	71,579
Comerica, Inc.	1,832	69,378
SVB Financial Group*	633	64,598
CIT Group, Inc.	2,021	62,712
Zions Bancorporation	2,478	59,992
East West Bancorp, Inc.	1,830	59,438
PacWest Bancorp	1,555	57,768
Western Alliance Bancorporation*	1,560	52,073
Bank of the Ozarks, Inc.	1,228	51,539
Synovus Financial Corp.	1,773	51,257
Umpqua Holdings Corp.	3,150	49,959
FirstMerit Corp.	2,370	49,888
Webster Financial Corp.	1,340	48,106
Cullen/Frost Bankers, Inc.	870	47,946
First Horizon National Corp.	3,636	47,632
PrivateBancorp, Inc. — Class A	1,230	47,478
Prosperity Bancshares, Inc.	1,020	47,318
Texas Capital Bancshares, Inc.*	900	34,542
Total Banks		5,732,974

Insurance - 21.4%
Berkshire Hathaway, Inc. — Class B*	3,263	462,954
American International Group, Inc.	3,649	197,227
MetLife, Inc.	3,921	172,289
Travelers Companies, Inc.	1,378	160,826
Chubb Ltd.	1,344	160,138
Marsh & McLennan Companies, Inc.	2,546	154,772
Prudential Financial, Inc.	2,134	154,117
Aflac, Inc.	2,203	139,097
Allstate Corp.	2,049	138,041
Aon plc	1,213	126,698
Hartford Financial Services Group, Inc.	2,511	115,707
Progressive Corp.	3,193	112,202
Willis Towers Watson plc	914	108,455
Everest Re Group Ltd.	525	103,651
RenaissanceRe Holdings Ltd.	840	100,657
XL Group plc — Class A	2,707	99,618
Markel Corp.*	110	98,073
Loews Corp.	2,533	96,913
Arch Capital Group Ltd.*	1,340	95,274
Axis Capital Holdings Ltd.	1,710	94,837
Endurance Specialty Holdings Ltd.	1,400	91,476
Principal Financial Group, Inc.	2,295	90,538
Manulife Financial Corp.	6,350	89,726
Cincinnati Financial Corp.	1,366	89,282
Assured Guaranty Ltd.	3,410	86,273
Lincoln National Corp.	2,090	81,928
Arthur J Gallagher & Co.	1,732	77,039
Alleghany Corp.*	150	74,430
WR Berkley Corp.	1,291	72,554
Unum Group	2,346	72,538
Torchmark Corp.	1,268	68,675
American Financial Group, Inc.	959	67,485
Reinsurance Group of America, Inc. — Class A	699	67,279
Voya Financial, Inc.	2,230	66,387
Assurant, Inc.	789	60,871
Old Republic International Corp.	3,190	58,313
AmTrust Financial Services, Inc.	2,220	57,454
First American Financial Corp.	1,438	54,802
MGIC Investment Corp.*	5,495	42,147
Radian Group, Inc.	3,310	41,044
Genworth Financial, Inc. — Class A*	10,075	27,505
Total Insurance		4,329,292

Diversified Financial Services - 13.3%
BlackRock, Inc. — Class A	600	204,342
American Express Co.	3,143	192,980
CME Group, Inc. — Class A	1,627	156,274
Charles Schwab Corp.	5,466	153,157
Intercontinental Exchange, Inc.	617	145,081
Discover Financial Services	2,497	127,147
Synchrony Financial*	4,260	122,091
Franklin Resources, Inc.	3,008	117,462
T. Rowe Price Group, Inc.	1,573	115,553
Ameriprise Financial, Inc.	1,150	108,112
TD Ameritrade Holding Corp.	3,269	103,072
Nasdaq, Inc.	1,384	91,870
Invesco Ltd.	2,838	87,325
Ally Financial, Inc.*	4,310	80,683
Affiliated Managers Group, Inc.*	483	78,439
E*TRADE Financial Corp.*	2,912	71,315
Raymond James Financial, Inc.	1,492	71,034
CBOE Holdings, Inc.	977	63,827
MarketAxess Holdings, Inc.	470	58,670
Santander Consumer USA Holdings, Inc.*	5,497	57,663
Eaton Vance Corp.	1,608	53,900
Navient Corp.	4,497	53,829
OneMain Holdings, Inc.*	1,850	50,746
Legg Mason, Inc.	1,450	50,286
LendingClub Corp.*	5,792	48,074
Janus Capital Group, Inc.	2,902	42,456
SLM Corp.*	6,563	41,741
LPL Financial Holdings, Inc.	1,550	38,440
NorthStar Asset Management Group, Inc.	3,360	38,136

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
FINANCIAL SERVICES FUND

	Shares	Value

Waddell & Reed Financial, Inc. — Class A	1,466	$34,510
WisdomTree Investments, Inc.	2,816	32,187
Total Diversified Financial Services		2,690,402

Commercial Services - 1.7%
McGraw Hill Financial, Inc.	1,500	148,470
Moody’s Corp.	1,209	116,741
SEI Investments Co.	1,746	75,165
Total Commercial Services		340,376

Real Estate - 1.5%
Brookfield Asset Management, Inc. — Class A	2,659	92,507
CBRE Group, Inc. — Class A*	2,685	77,381
Realogy Holdings Corp.*	1,790	64,637
Jones Lang LaSalle, Inc.	524	61,476
Total Real Estate		296,001

Savings & Loans - 1.4%
New York Community Bancorp, Inc.	4,831	76,812
People’s United Financial, Inc.	3,755	59,817
Investors Bancorp, Inc.	4,720	54,941
First Niagara Financial Group, Inc.	5,145	49,804
BofI Holding, Inc.*	1,560	33,290
Total Savings & Loans		274,664

Investment Companies - 0.5%
Ares Capital Corp.	3,958	58,737
American Capital Ltd.*	3,000	45,720
Total Investment Companies		104,457

Software - 0.4%
MSCI, Inc. — Class A	999	74,006

Media - 0.3%
FactSet Research Systems, Inc.	450	68,189

Holding Companies-Diversified - 0.3%
Leucadia National Corp.	3,923	63,435

Total Common Stocks
(Cost $13,697,118)		20,159,378

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.3%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$54,189	54,189
Total Repurchase Agreement
(Cost $54,189)		54,189

Total Investments - 99.9%
(Cost $13,751,307)		$20,213,567
Other Assets & Liabilities, net - 0.1%		27,391
Total Net Assets - 100.0%		$20,240,958

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$20,159,378	$—	$—	$20,159,378
Repurchase Agreement	—	54,189	—	54,189
Total	$20,159,378	$54,189	$—	$20,213,567

For the year ended March 31, 2016, there were no transfers between levels.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $13,697,118)	$20,159,378
Repurchase agreements, at value (cost $54,189)	54,189
Total investments (cost $13,751,307)	20,213,567
Cash	1,638
Receivables:
Fund shares sold	44,892
Dividends	44,441
Total assets	20,304,538

Liabilities:
Payable for:
Fund shares redeemed	36,034
Management fees	14,564
Transfer agent and administrative fees	4,284
Distribution and service fees	1,984
Portfolio accounting fees	1,713
Miscellaneous	5,001
Total liabilities	63,580
Commitments and contingent liabilities (Note 10)	—
Net assets	$20,240,958

Net assets consist of:
Paid in capital	$24,638,146
Undistributed net investment income	570,253
Accumulated net realized loss on investments	(11,429,701)
Net unrealized appreciation on investments	6,462,260
Net assets	$20,240,958

Investor Class:
Net assets	$15,109,596
Capital shares outstanding	140,153
Net asset value per share	$107.81

A-Class:
Net assets	$1,039,080
Capital shares outstanding	10,187
Net asset value per share	$102.00
Maximum offering price per share (Net asset value divided by 95.25%)	$107.09

C-Class:
Net assets	$1,064,582
Capital shares outstanding	11,510
Net asset value per share	$92.49

H-Class:
Net assets	$3,027,700
Capital shares outstanding	30,564
Net asset value per share	$99.06

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $8,087)	$1,261,404
Income from securities lending, net	382
Interest	130
Total investment income	1,261,916

Expenses:
Management fees	406,657
Transfer agent and administrative fees	119,605
Distribution and service fees:
A-Class	10,164
C-Class	15,231
H-Class**	24,131
Portfolio accounting fees	47,842
Custodian fees	5,620
Trustees’ fees*	3,636
Line of credit fees	458
Miscellaneous	58,304
Total expenses	691,648
Net investment income	570,268

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,440,895)
Net realized loss	(6,440,895)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,679,547)
Net change in unrealized appreciation (depreciation)	(2,679,547)
Net realized and unrealized loss	(9,120,442)
Net decrease in net assets resulting from operations	$(8,550,174)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$570,268	$277,758
Net realized loss on investments	(6,440,895)	(151,239)
Net change in unrealized appreciation (depreciation) on investments	(2,679,547)	2,347,454
Net increase (decrease) in net assets resulting from operations	(8,550,174)	2,473,973

Distributions to shareholders from:
Net investment income
Investor Class	(197,056)	(124,825)
A-Class	(34,956)	(5,719)
C-Class	(9,406)	(3,673)
H-Class*	(36,355)	(15,302)
Net realized gains
Investor Class	(100,426)	—
A-Class	(17,815)	—
C-Class	(4,794)	—
H-Class*	(18,528)	—
Total distributions to shareholders	(419,336)	(149,519)

Capital share transactions:
Proceeds from sale of shares
Investor Class	81,929,333	142,998,248
A-Class	19,166,428	16,301,408
C-Class	15,134,609	22,259,319
H-Class*	39,630,649	21,042,008
Distributions reinvested
Investor Class	230,452	50,229
A-Class	52,090	4,742
C-Class	14,200	3,317
H-Class*	54,808	15,281
Cost of shares redeemed
Investor Class	(111,107,892)	(112,502,368)
A-Class	(19,489,521)	(21,300,899)
C-Class	(15,116,335)	(22,171,252)
H-Class*	(39,652,502)	(21,680,719)
Net increase (decrease) from capital share transactions	(29,153,681)	25,019,314
Net increase (decrease) in net assets	(38,123,191)	27,343,768

Net assets:
Beginning of year	58,364,149	31,020,381
End of year	$20,240,958	$58,364,149
Undistributed net investment income at end of year	$570,253	$277,758

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2016	Year Ended March 31, 2015
Capital share activity:
Shares sold
Investor Class	724,539	1,279,802
A-Class	178,217	151,873
C-Class	154,197	231,403
H-Class*	379,316	203,091
Shares issued from reinvestment of distributions
Investor Class	2,070	443
A-Class	494	44
C-Class	148	34
H-Class*	535	146
Shares redeemed
Investor Class	(1,018,209)	(1,015,205)
A-Class	(193,456)	(203,251)
C-Class	(155,347)	(230,221)
H-Class*	(391,299)	(207,816)
Net increase (decrease) in shares	(318,795)	210,343

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$115.57	$106.10	$90.67	$78.47	$81.18
Income (loss) from investment operations:
Net investment income (loss)[a]	1.53	.92	.78	.76	.61
Net gain (loss) on investments (realized and unrealized)	(8.38)	8.81	15.21	11.99	(3.29)
Total from investment operations	(6.85)	9.73	15.99	12.75	(2.68)
Less distributions from:
Net investment income	(.60)	(.26)	(.56)	(.55)	(.03)
Net realized gains	(.31)	—	—	—	—
Total distributions	(.91)	(.26)	(.56)	(.55)	(.03)
Net asset value, end of period	$107.81	$115.57	$106.10	$90.67	$78.47

Total Return[b]	(5.95%)	9.17%	17.67%	16.37%	(3.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,110	$49,897	$17,688	$17,007	$19,973
Ratios to average net assets:
Net investment income (loss)	1.36%	0.82%	0.81%	0.95%	0.86%
Total expenses	1.34%	1.34%	1.37%	1.36%	1.34%
Portfolio turnover rate	268%	326%	414%	590%	970%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$109.65	$100.94	$86.48	$75.07	$77.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.92	.43	.58	.51	.45
Net gain (loss) on investments (realized and unrealized)	(7.66)	8.54	14.44	11.45	(3.22)
Total from investment operations	(6.74)	8.97	15.02	11.96	(2.77)
Less distributions from:
Net investment income	(.60)	(.26)	(.56)	(.55)	(.03)
Net realized gains	(.31)	—	—	—	—
Total distributions	(.91)	(.26)	(.56)	(.55)	(.03)
Net asset value, end of period	$102.00	$109.65	$100.94	$86.48	$75.07

Total Return[b]	(6.17%)	8.89%	17.41%	16.06%	(3.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,039	$2,734	$7,698	$1,826	$632
Ratios to average net assets:
Net investment income (loss)	0.87%	0.41%	0.62%	0.66%	0.64%
Total expenses	1.60%	1.59%	1.62%	1.61%	1.61%
Portfolio turnover rate	268%	326%	414%	590%	970%

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$100.28	$93.02	$80.30	$70.26	$73.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	(.22)	(.16)	.03	(.12)
Net gain (loss) on investments (realized and unrealized)	(7.09)	7.74	13.44	10.56	(3.01)
Total from investment operations	(6.88)	7.52	13.28	10.59	(3.13)
Less distributions from:
Net investment income	(.60)	(.26)	(.56)	(.55)	(.03)
Net realized gains	(.31)	—	—	—	—
Total distributions	(.91)	(.26)	(.56)	(.55)	(.03)
Net asset value, end of period	$92.49	$100.28	$93.02	$80.30	$70.26

Total Return[b]	(6.89%)	8.08%	16.58%	15.21%	(4.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,065	$1,255	$1,051	$1,440	$817
Ratios to average net assets:
Net investment income (loss)	0.22%	(0.23%)	(0.18%)	0.04%	(0.18%)
Total expenses	2.35%	2.35%	2.37%	2.36%	2.36%
Portfolio turnover rate	268%	326%	414%	590%	970%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$106.60	$98.37	$84.51	$73.53	$76.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.85	.29	.24	.22	.26
Net gain (loss) on investments (realized and unrealized)	(7.48)	8.20	14.18	11.31	(3.17)
Total from investment operations	(6.63)	8.49	14.42	11.53	(2.91)
Less distributions from:
Net investment income	(.60)	(.26)	(.56)	(.55)	(.03)
Net realized gains	(.31)	—	—	—	—
Total distributions	(.91)	(.26)	(.56)	(.55)	(.03)
Net asset value, end of period	$99.06	$106.60	$98.37	$84.51	$73.53

Total Return[b]	(6.25%)	8.63%	17.10%	15.80%	(3.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,028	$4,479	$4,583	$7,103	$4,243
Ratios to average net assets:
Net investment income (loss)	0.83%	0.28%	0.26%	0.29%	0.37%
Total expenses	1.65%	1.85%	1.87%	1.85%	1.85%
Portfolio turnover rate	268%	326%	414%	590%	970%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the one-year period ended March 31, 2016, Health Care Fund Investor Class returned -14.82%, compared with a return of -5.18% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 1.78%.

The health care equipment & supplies industry was the largest contributor to return, followed by the life sciences tools & services industry. The biggest detractor from Fund performance was biotechnology, followed by pharmaceuticals.

The Fund’s top-performing holdings were Johnson & Johnson, Synageva BioPharma Corp., and Baxalta, Inc. The worst-performing holdings in the Fund included Valeant Pharmaceuticals International, Inc., Endo International plc, and Innoviva, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class*	May 11, 1998

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.2%
Pfizer, Inc.	2.5%
Merck & Company, Inc.	2.3%
Gilead Sciences, Inc.	2.1%
UnitedHealth Group, Inc.	2.1%
Amgen, Inc.	2.0%
Bristol-Myers Squibb Co.	2.0%
Allergan plc	1.9%
AbbVie, Inc.	1.8%
Eli Lilly & Co.	1.7%
Top Ten Total	21.6%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-14.82%	13.86%	8.48%
A-Class Shares	-15.04%	13.58%	8.23%
A-Class Shares with sales charge†	-19.08%	12.49%	7.70%
C-Class Shares	-15.67%	12.73%	7.43%
C-Class Shares with CDSC‡	-16.45%	12.73%	7.43%
H-Class Shares**	-15.08%	13.37%	7.99%
S&P 500 Health Care Index	-5.18%	17.64%	9.92%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	March 31, 2016
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Pharmaceuticals - 37.3%
Johnson & Johnson	19,356	$2,094,318
Pfizer, Inc.	55,117	1,633,667
Merck & Company, Inc.	28,060	1,484,654
Bristol-Myers Squibb Co.	20,076	1,282,455
Allergan plc*	4,619	1,238,031
AbbVie, Inc.	20,539	1,173,188
Eli Lilly & Co.	15,375	1,107,154
Express Scripts Holding Co.*	12,066	828,814
McKesson Corp.	4,687	737,031
Baxalta, Inc.	15,907	642,643
Cardinal Health, Inc.	7,742	634,457
Teva Pharmaceutical Industries Ltd. ADR	11,767	629,652
Zoetis, Inc.	13,560	601,115
Mylan N.V.*	12,842	595,227
Shire plc ADR	3,422	588,242
Perrigo Company plc	4,504	576,197
Endo International plc*	19,698	554,499
AmerisourceBergen Corp. — Class A	5,820	503,721
Alkermes plc*	13,292	454,453
Jazz Pharmaceuticals plc*	3,350	437,343
GlaxoSmithKline plc ADR	10,617	430,519
AstraZeneca plc ADR	14,796	416,655
Novartis AG ADR	5,721	414,429
Novo Nordisk A/S ADR	6,770	366,866
Valeant Pharmaceuticals International, Inc.*	13,614	358,048
Mallinckrodt plc*	5,774	353,831
Quintiles Transnational Holdings, Inc.*	5,079	330,643
DexCom, Inc.*	4,450	302,199
VCA, Inc.*	4,645	267,970
OPKO Health, Inc.*	25,390	263,802
ACADIA Pharmaceuticals, Inc.*	9,115	254,855
Neurocrine Biosciences, Inc.*	6,050	239,278
Akorn, Inc.*	9,825	231,182
Catalent, Inc.*	8,460	225,628
Horizon Pharma plc*	13,310	220,547
Prestige Brands Holdings, Inc.*	3,800	202,882
Owens & Minor, Inc.	4,760	192,399
Pacira Pharmaceuticals, Inc.*	3,620	191,788
Impax Laboratories, Inc.*	5,760	184,435
Radius Health, Inc.*	4,350	136,764
Amicus Therapeutics, Inc.*	15,970	134,947
Insys Therapeutics, Inc.*	7,950	127,121
Depomed, Inc.*	8,390	116,873
Sarepta Therapeutics, Inc.*	5,810	113,411
Clovis Oncology, Inc.*	5,495	105,504
Relypsa, Inc.*	6,660	90,243
Total Pharmaceuticals		24,069,680

Healthcare-Products - 22.2%
Abbott Laboratories	22,775	952,677
Medtronic plc	12,147	911,025
Thermo Fisher Scientific, Inc.	6,369	901,787
Stryker Corp.	7,270	779,999
Becton Dickinson and Co.	4,509	684,556
Boston Scientific Corp.*	32,807	617,100
Baxter International, Inc.	14,167	581,980
Intuitive Surgical, Inc.*	968	581,816
Zimmer Biomet Holdings, Inc.	5,231	557,782
Edwards Lifesciences Corp.*	6,118	539,669
St. Jude Medical, Inc.	8,758	481,690
CR Bard, Inc.	2,328	471,816
DENTSPLY SIRONA, Inc.	7,504	462,472
Henry Schein, Inc.*	2,640	455,743
STERIS plc	5,940	422,037
Hologic, Inc.*	10,970	378,465
ResMed, Inc.	6,142	355,130
LivaNova plc*	6,281	339,048
Cooper Companies, Inc.	2,170	334,115
IDEXX Laboratories, Inc.*	4,264	333,957
Varian Medical Systems, Inc.*	4,167	333,443
Teleflex, Inc.	2,070	325,011
Align Technology, Inc.*	4,204	305,588
West Pharmaceutical Services, Inc.	4,050	280,746
Bruker Corp.	9,400	263,200
Patterson Companies, Inc.	5,567	259,033
ABIOMED, Inc.*	2,720	257,883
Alere, Inc.*	5,010	253,556
Bio-Techne Corp.	2,400	226,848
Hill-Rom Holdings, Inc.	4,480	225,344
Cepheid*	5,857	195,390
NuVasive, Inc.*	4,000	194,600
HeartWare International, Inc.*	2,840	89,233
Total Healthcare-Products		14,352,739

Biotechnology - 19.1%
Gilead Sciences, Inc.	14,837	1,362,926
Amgen, Inc.	8,580	1,286,398
Celgene Corp.*	10,792	1,080,171
Biogen, Inc.*	3,598	936,631
Regeneron Pharmaceuticals, Inc.*	2,024	729,531
Alexion Pharmaceuticals, Inc.*	5,194	723,109
Illumina, Inc.*	3,804	616,666
Vertex Pharmaceuticals, Inc.*	6,855	544,904
Incyte Corp.*	6,667	483,157
BioMarin Pharmaceutical, Inc.*	5,702	470,301
Medivation, Inc.*	8,416	386,968
Alnylam Pharmaceuticals, Inc.*	4,655	292,194
Ionis Pharmaceuticals, Inc.*	6,831	276,656
Seattle Genetics, Inc.*	7,643	268,193
United Therapeutics Corp.*	2,386	265,872
Charles River Laboratories International, Inc.*	3,105	235,794
Juno Therapeutics, Inc.*	6,170	235,015
Intrexon Corp.*	6,730	228,080
Intercept Pharmaceuticals, Inc.*	1,700	218,399
Myriad Genetics, Inc.*	5,180	193,887

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
HEALTH CARE FUND

	Shares	Value

Ligand Pharmaceuticals, Inc. — Class B*	1,720	$184,195
Medicines Co.*	5,740	182,360
Kite Pharma, Inc.*	3,970	182,263
Novavax, Inc.*	28,400	146,544
Acorda Therapeutics, Inc.*	5,210	137,805
Achillion Pharmaceuticals, Inc.*	16,850	130,082
ARIAD Pharmaceuticals, Inc.*	20,115	128,535
ZIOPHARM Oncology, Inc.*	16,260	120,649
AMAG Pharmaceuticals, Inc.*	5,030	117,702
Puma Biotechnology, Inc.*	3,646	107,083
Exact Sciences Corp.*	14,940	100,696
Total Biotechnology		12,372,766

Healthcare-Services - 15.9%
UnitedHealth Group, Inc.	10,495	1,352,805
Aetna, Inc.	6,759	759,373
Anthem, Inc.	5,234	727,474
Cigna Corp.	5,180	710,903
HCA Holdings, Inc.*	8,264	645,006
Humana, Inc.	3,382	618,737
Centene Corp.*	8,408	517,659
DaVita HealthCare Partners, Inc.*	6,421	471,173
Universal Health Services, Inc. — Class B	3,416	426,044
Laboratory Corporation of America Holdings*	3,542	414,874
Quest Diagnostics, Inc.	5,484	391,832
ICON plc*	4,950	371,745
MEDNAX, Inc.*	4,716	304,748
Acadia Healthcare Company, Inc.*	5,100	281,061
Amsurg Corp. — Class A*	3,350	249,910
WellCare Health Plans, Inc.*	2,650	245,788
Envision Healthcare Holdings, Inc.*	11,450	233,580
HealthSouth Corp.	6,090	229,167
Molina Healthcare, Inc.*	3,526	227,392
LifePoint Health, Inc.*	3,021	209,204
Tenet Healthcare Corp.*	7,080	204,824
Brookdale Senior Living, Inc. — Class A*	12,761	202,645
Community Health Systems, Inc.*	10,275	190,190
Chemed Corp.	1,340	181,503
Kindred Healthcare, Inc.	10,281	126,970
Total Healthcare-Services		10,294,607

Software - 2.4%
Cerner Corp.*	9,616	509,264
IMS Health Holdings, Inc.*	13,400	355,770
athenahealth, Inc.*	2,110	292,826
Allscripts Healthcare Solutions, Inc.*	15,030	198,546
Medidata Solutions, Inc.*	4,740	183,485
Total Software		1,539,891

Electronics - 2.3%
Agilent Technologies, Inc.	10,793	430,101
Waters Corp.*	3,027	399,322
Mettler-Toledo International, Inc.*	1,070	368,893
PerkinElmer, Inc.	5,762	284,989
Total Electronics		1,483,305

Commercial Services - 0.7%
PAREXEL International Corp.*	3,650	228,965
Team Health Holdings, Inc.*	4,828	201,859
Total Commercial Services		430,824

Total Common Stocks
(Cost $41,979,750)		64,543,812

RIGHTS††† - 0.0%
Dyax Corp.
Expires 01/25/17*	5,700	—
Total Rights
(Cost $ —)		—

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.2%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$142,686	142,686
Total Repurchase Agreement
(Cost $142,686)		142,686

Total Investments - 100.1%
(Cost $42,122,436)		$64,686,498
Other Assets & Liabilities, net - (0.1)%		(86,418)
Total Net Assets - 100.0%		$64,600,080

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
HEALTH CARE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$64,543,812	$—	$—	$64,543,812
Repurchase Agreement	—	142,686	—	142,686
Rights	—	—	—	—
Total	$64,543,812	$142,686	$—	$64,686,498

For the year ended March 31, 2016, there were no transfers between levels.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $41,979,750)	$64,543,812
Repurchase agreements, at value (cost $142,686)	142,686
Total investments (cost $42,122,436)	64,686,498
Receivables:
Dividends	71,636
Fund shares sold	19,250
Total assets	64,777,384

Liabilities:
Payable for:
Fund shares redeemed	84,040
Management fees	49,024
Transfer agent and administrative fees	14,419
Distribution and service fees	9,703
Portfolio accounting fees	5,767
Miscellaneous	14,351
Total liabilities	177,304
Commitments and contingent liabilities (Note 10)	—
Net assets	$64,600,080

Net assets consist of:
Paid in capital	$43,497,961
Accumulated net investment loss	(54,612)
Accumulated net realized gain on investments	(1,407,331)
Net unrealized appreciation on investments	22,564,062
Net assets	$64,600,080

Investor Class:
Net assets	$44,662,662
Capital shares outstanding	1,558,662
Net asset value per share	$28.65

A-Class:
Net assets	$6,409,787
Capital shares outstanding	240,249
Net asset value per share	$26.68
Maximum offering price per share (Net asset value divided by 95.25%)	$28.01

C-Class:
Net assets	$8,283,543
Capital shares outstanding	343,285
Net asset value per share	$24.13

H-Class:
Net assets	$5,244,088
Capital shares outstanding	202,378
Net asset value per share	$25.91

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends	$1,617,931
Income from securities lending, net	527,124
Interest	458
Total investment income	2,145,513

Expenses:
Management fees	1,488,583
Transfer agent and administrative fees	437,817
Distribution and service fees:
A-Class	49,642
C-Class	114,137
H-Class**	160,615
Portfolio accounting fees	171,550
Custodian fees	20,330
Trustees’ fees*	13,581
Line of credit fees	2,200
Miscellaneous	205,811
Total expenses	2,664,266
Net investment loss	(518,753)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	28,773,483
Net realized gain	28,773,483
Net change in unrealized appreciation (depreciation) on:
Investments	(55,109,991)
Net change in unrealized appreciation (depreciation)	(55,109,991)
Net realized and unrealized loss	(26,336,508)
Net decrease in net assets resulting from operations	$(26,855,261)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(518,753)	$(733,012)
Net realized gain on investments	28,773,483	8,068,372
Net change in unrealized appreciation (depreciation) on investments	(55,109,991)	40,282,429
Net increase (decrease) in net assets resulting from operations	(26,855,261)	47,617,789

Distributions to shareholders from:
Net realized gains
Investor Class	(2,551,979)	(1,752,480)
A-Class	(751,373)	(250,757)
C-Class	(771,085)	(125,703)
H-Class*	(2,499,031)	(465,325)
Total distributions to shareholders	(6,573,468)	(2,594,265)

Capital share transactions:
Proceeds from sale of shares
Investor Class	288,312,509	349,067,609
A-Class	51,799,265	42,834,467
C-Class	20,161,059	27,276,806
H-Class*	245,917,636	141,454,376
Distributions reinvested
Investor Class	2,527,332	1,343,589
A-Class	734,523	203,075
C-Class	758,819	120,158
H-Class*	2,496,935	464,580
Cost of shares redeemed
Investor Class	(402,516,466)	(302,007,365)
A-Class	(68,969,564)	(26,627,112)
C-Class	(21,424,094)	(25,514,379)
H-Class*	(287,555,879)	(139,767,422)
Net increase (decrease) from capital share transactions	(167,757,925)	68,848,382
Net increase (decrease) in net assets	(201,186,654)	113,871,906

Net assets:
Beginning of year	265,786,734	151,914,828
End of year	$64,600,080	$265,786,734
Accumulated net investment loss at end of year	$(54,612)	$—

Capital share activity:
Shares sold
Investor Class	8,380,890	11,255,406
A-Class	1,575,077	1,476,215
C-Class	680,967	1,010,754
H-Class*	7,391,856	4,878,949
Shares issued from reinvestment of distributions
Investor Class	81,233	41,909
A-Class	25,356	6,749
C-Class	28,863	4,361
H-Class*	88,733	15,845
Shares redeemed
Investor Class	(11,798,319)	(9,940,130)
A-Class	(2,214,540)	(931,513)
C-Class	(741,300)	(943,291)
H-Class*	(8,810,947)	(4,871,552)
Net increase (decrease) in shares	(5,312,131)	2,003,702

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$35.83	$27.76	$22.35	$18.83	$17.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.07)	(.03)	.09	.01
Net gain (loss) on investments (realized and unrealized)	(5.11)	8.50	7.00	3.48	1.68
Total from investment operations	(5.15)	8.43	6.97	3.57	1.69
Less distributions from:
Net investment income	—	—	(.03)	(.05)	—
Net realized gains	(2.03)	(.36)	(1.53)	—	—
Total distributions	(2.03)	(.36)	(1.56)	(.05)	—
Net asset value, end of period	$28.65	$35.83	$27.76	$22.35	$18.83

Total Return[b]	(14.82%)	30.51%	31.70%	18.98%	9.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,663	$175,397	$98,209	$104,525	$39,036
Ratios to average net assets:
Net investment income (loss)	(0.11%)	(0.23%)	(0.12%)	0.45%	0.08%
Total expenses	1.34%	1.34%	1.37%	1.35%	1.36%
Portfolio turnover rate	249%	176%	277%	266%	582%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$33.60	$26.11	$21.15	$17.87	$16.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.14)	(.09)	.04	(.02)
Net gain (loss) on investments (realized and unrealized)	(4.76)	7.99	6.61	3.29	1.59
Total from investment operations	(4.89)	7.85	6.52	3.33	1.57
Less distributions from:
Net investment income	—	—	(.03)	(.05)	—
Net realized gains	(2.03)	(.36)	(1.53)	—	—
Total distributions	(2.03)	(.36)	(1.56)	(.05)	—
Net asset value, end of period	$26.68	$33.60	$26.11	$21.15	$17.87

Total Return[b]	(15.04%)	30.21%	31.36%	18.65%	9.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,410	$28,704	$7,909	$3,660	$2,964
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.47%)	(0.37%)	0.20%	(0.13%)
Total expenses	1.59%	1.59%	1.62%	1.60%	1.60%
Portfolio turnover rate	249%	176%	277%	266%	582%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$30.82	$24.16	$19.81	$16.86	$15.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.33)	(.26)	(.09)	(.14)
Net gain (loss) on investments (realized and unrealized)	(4.33)	7.35	6.17	3.09	1.50
Total from investment operations	(4.66)	7.02	5.91	3.00	1.36
Less distributions from:
Net investment income	—	—	(.03)	(.05)	—
Net realized gains	(2.03)	(.36)	(1.53)	—	—
Total distributions	(2.03)	(.36)	(1.56)	(.05)	—
Net asset value, end of period	$24.13	$30.82	$24.16	$19.81	$16.86

Total Return[b]	(15.67%)	29.21%	30.38%	17.81%	8.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,284	$11,551	$7,318	$4,589	$3,468
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(1.24%)	(1.14%)	(0.53%)	(0.91%)
Total expenses	2.35%	2.34%	2.37%	2.35%	2.36%
Portfolio turnover rate	249%	176%	277%	266%	582%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$32.71	$25.49	$20.73	$17.55	$16.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.21)	(.15)	(.06)	(.07)
Net gain (loss) on investments (realized and unrealized)	(4.63)	7.79	6.47	3.29	1.58
Total from investment operations	(4.77)	7.58	6.32	3.23	1.51
Less distributions from:
Net investment income	—	—	(.03)	(.05)	—
Net realized gains	(2.03)	(.36)	(1.53)	—	—
Total distributions	(2.03)	(.36)	(1.56)	(.05)	—
Net asset value, end of period	$25.91	$32.71	$25.49	$20.73	$17.55

Total Return[b]	(15.08%)	29.89%	31.03%	18.43%	9.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,244	$50,135	$38,480	$3,605	$4,275
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.73%)	(0.62%)	(0.31%)	(0.44%)
Total expenses	1.71%	1.85%	1.87%	1.86%	1.85%
Portfolio turnover rate	249%	176%	277%	266%	582%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet companies”).

For the one-year period ended March 31, 2016, Internet Fund Investor Class returned 0.46%, compared with 8.06% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 1.78%.

The internet & catalog retail industry was the largest contributor to return, followed by the real estate investment trusts (REIT) industry. The largest detractor from return was the capital markets industry, followed by the consumer finance industry.

Alphabet, Inc. — Class A, Amazon.com, Inc., and Facebook, Inc. — Class A added the most to Fund performance for the period. Twitter, Inc., LinkedIn Corp. — Class A, and LendingClub Corp. detracted most from Fund performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class*	April 6, 2000

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class A	6.3%
Facebook, Inc. — Class A	5.1%
Amazon.com, Inc.	4.9%
Cisco Systems, Inc.	3.3%
QUALCOMM, Inc.	2.4%
Alibaba Group Holding Ltd. ADR	2.2%
Time Warner, Inc.	2.1%
Priceline Group, Inc.	2.1%
salesforce.com, Inc.	2.0%
Broadcom Ltd.	2.0%
Top Ten Total	32.4%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	0.46%	9.60%	7.73%
A-Class Shares	0.20%	9.32%	7.46%
A-Class Shares with sales charge†	-4.57%	8.26%	6.94%
C-Class Shares	-0.54%	8.51%	6.66%
C-Class Shares with CDSC‡	-1.53%	8.51%	6.66%
H-Class Shares**	0.11%	9.07%	7.20%
S&P 500 Information Technology Index	8.06%	13.76%	9.23%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

88 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Internet - 51.9%
Alphabet, Inc. — Class A*	2,989	$2,280,309
Facebook, Inc. — Class A*	16,095	1,836,439
Amazon.com, Inc.*	2,972	1,764,297
Alibaba Group Holding Ltd. ADR*	10,220	807,687
Priceline Group, Inc.*	578	745,019
Baidu, Inc. ADR*	3,511	670,181
Netflix, Inc.*	6,537	668,278
Yahoo!, Inc.*	16,478	606,555
eBay, Inc.*	22,335	532,913
JD.com, Inc. ADR*	15,739	417,084
LinkedIn Corp. — Class A*	3,586	410,060
Expedia, Inc.	3,780	407,560
Ctrip.com International Ltd. ADR*	8,926	395,065
Symantec Corp.	18,791	345,379
Vipshop Holdings Ltd. ADR*	26,229	337,830
Twitter, Inc.*	20,085	332,407
TripAdvisor, Inc.*	4,803	319,400
VeriSign, Inc.*	3,487	308,739
Qihoo 360 Technology Company Ltd. ADR*	3,839	290,036
MercadoLibre, Inc.	2,405	283,429
F5 Networks, Inc.*	2,598	274,998
YY, Inc. ADR*	4,448	273,952
58.com, Inc. ADR*	4,910	273,242
Yandex N.V. — Class A*	17,701	271,179
SouFun Holdings Ltd. ADR*	45,192	270,700
Youku Tudou, Inc. ADR*	9,618	264,399
Autohome, Inc. ADR*	9,352	261,295
SINA Corp.*	5,366	254,187
Liberty Ventures*	6,195	242,348
Sohu.com, Inc.*	4,891	242,300
Bitauto Holdings Ltd. ADR*	9,217	228,489
Zillow Group, Inc. — Class A*	8,713	222,617
Zillow Group, Inc. — Class C*	9,035	214,401
IAC/InterActiveCorp	4,147	195,241
Wayfair, Inc. — Class A*	4,244	183,426
WebMD Health Corp. — Class A*	2,556	160,082
GrubHub, Inc.*	5,964	149,875
Groupon, Inc. — Class A*	37,028	147,742
Cogent Communications Holdings, Inc.	3,485	136,020
Pandora Media, Inc.*	14,536	130,097
comScore, Inc.*	4,308	129,412
Shutterfly, Inc.*	2,747	127,378
Stamps.com, Inc.*	1,168	124,135
Yelp, Inc. — Class A*	5,889	117,073
Shutterstock, Inc.*	3,108	114,157
Total Internet		18,767,412

Telecommunications - 14.3%
Cisco Systems, Inc.	42,131	1,199,470
Palo Alto Networks, Inc.*	2,407	392,678
Motorola Solutions, Inc.	4,892	370,324
Juniper Networks, Inc.	11,994	305,967
Nokia Oyj ADR	48,460	286,399
Telefonaktiebolaget LM Ericsson ADR	27,016	270,970
CommScope Holding Company, Inc.*	8,240	230,061
Arista Networks, Inc.*	3,364	212,268
ARRIS International plc*	9,219	211,299
ViaSat, Inc.*	2,546	187,080
Ubiquiti Networks, Inc.*	4,911	163,389
Ciena Corp.*	8,530	162,240
Infinera Corp.*	9,211	147,929
InterDigital, Inc.	2,541	141,407
Finisar Corp.*	7,574	138,150
Viavi Solutions, Inc.*	18,555	127,287
Polycom, Inc.*	10,755	119,918
Plantronics, Inc.	2,976	116,629
NETGEAR, Inc.*	2,834	114,409
LogMeIn, Inc.*	2,129	107,429
Ruckus Wireless, Inc.*	9,410	92,312
Gogo, Inc.*	8,123	89,434
Total Telecommunications		5,187,049

Software - 11.5%
salesforce.com, Inc.*	9,671	714,010
Intuit, Inc.	5,077	528,059
Red Hat, Inc.*	5,044	375,828
Check Point Software Technologies Ltd.*	4,111	359,589
Citrix Systems, Inc.*	4,500	353,610
NetEase, Inc. ADR	2,323	333,536
Akamai Technologies, Inc.*	5,586	310,414
NetSuite, Inc.*	3,538	242,318
Veeva Systems, Inc. — Class A*	7,300	182,792
j2 Global, Inc.	2,820	173,656
Rackspace Hosting, Inc.*	7,911	170,798
Allscripts Healthcare Solutions, Inc.*	12,436	164,280
Cornerstone OnDemand, Inc.*	4,070	133,374
Demandware, Inc.*	3,071	120,076
Total Software		4,162,340

Diversified Financial Services - 4.5%
Charles Schwab Corp.	21,986	616,047
TD Ameritrade Holding Corp.	13,212	416,574
E*TRADE Financial Corp.*	10,700	262,043
LendingClub Corp.*	21,455	178,077
BGC Partners, Inc. — Class A	17,241	156,031
Total Diversified Financial Services		1,628,772

Semiconductors - 4.4%
QUALCOMM, Inc.	17,173	878,227
Broadcom Ltd.	4,584	708,228
Total Semiconductors		1,586,455

Commercial Services - 3.9%
PayPal Holdings, Inc.*	17,614	679,901
Cimpress N.V.*	3,025	274,337

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
INTERNET FUND

	Shares	Value

CoStar Group, Inc.*	1,242	$233,707
Live Nation Entertainment, Inc.*	9,525	212,503
Total Commercial Services		1,400,448

Media - 2.1%
Time Warner, Inc.	10,526	763,661

Computers - 1.7%
BlackBerry Ltd.*	33,239	268,904
Brocade Communications Systems, Inc.	19,552	206,860
NetScout Systems, Inc.*	6,599	151,579
Total Computers		627,343

Retail - 1.7%
Liberty Interactive Corporation QVC Group — Class A*	14,056	354,914
Jumei International Holding Ltd. ADR*	39,151	254,873
Total Retail		609,787

REITs - 1.3%
Equinix, Inc.	1,412	466,963

Leisure Time - 1.1%
Qunar Cayman Islands Ltd. ADR*	6,893	273,652
Liberty TripAdvisor Holdings, Inc. — Class A*	5,900	130,744
Total Leisure Time		404,396

Aerospace & Defense - 0.9%
Harris Corp.	3,984	310,194

Total Common Stocks
(Cost $27,104,429)		35,914,820

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.3%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$105,190	105,190
Total Repurchase Agreement
(Cost $105,190)		105,190

Total Investments - 99.6%
(Cost $27,209,619)		$36,020,010
Other Assets & Liabilities, net - 0.4%		147,696
Total Net Assets - 100.0%		$36,167,706

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$35,914,820	$—	$—	$35,914,820
Repurchase Agreement	—	105,190	—	105,190
Total	$35,914,820	$105,190	$—	$36,020,010

For the year ended March 31, 2016, there were no transfers between levels.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $27,104,429)	$35,914,820
Repurchase agreements, at value (cost $105,190)	105,190
Total investments (cost $27,209,619)	36,020,010
Cash	144
Receivables:
Fund shares sold	1,785,211
Dividends	3,650
Foreign taxes reclaim	1,819
Total assets	37,810,834

Liabilities:
Payable for:
Securities purchased	1,555,499
Fund shares redeemed	40,359
Management fees	24,558
Transfer agent and administrative fees	7,223
Distribution and service fees	4,057
Portfolio accounting fees	2,889
Miscellaneous	8,543
Total liabilities	1,643,128
Commitments and contingent liabilities (Note 10)	—
Net assets	$36,167,706

Net assets consist of:
Paid in capital	$37,985,680
Accumulated net investment loss	(52,391)
Accumulated net realized loss on investments	(10,575,974)
Net unrealized appreciation on investments	8,810,391
Net assets	$36,167,706

Investor Class:
Net assets	$24,435,175
Capital shares outstanding	313,619
Net asset value per share	$77.91

A-Class:
Net assets	$1,802,822
Capital shares outstanding	24,514
Net asset value per share	$73.54
Maximum offering price per share (Net asset value divided by 95.25%)	$77.21

C-Class:
Net assets	$2,797,728
Capital shares outstanding	42,078
Net asset value per share	$66.49

H-Class:
Net assets	$7,131,981
Capital shares outstanding	99,883
Net asset value per share	$71.40

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $2,316)	$293,626
Income from securities lending, net	6,671
Interest	198
Total investment income	300,495

Expenses:
Management fees	328,626
Transfer agent and administrative fees	96,654
Distribution and service fees:
A-Class	10,725
C-Class	28,144
H-Class**	33,821
Portfolio accounting fees	38,661
Custodian fees	4,505
Trustees’ fees*	2,397
Line of credit fees	57
Miscellaneous	49,498
Total expenses	593,088
Net investment loss	(292,593)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,402,113)
Net realized loss	(8,402,113)
Net change in unrealized appreciation (depreciation) on:
Investments	2,939,491
Net change in unrealized appreciation (depreciation)	2,939,491
Net realized and unrealized loss	(5,462,622)
Net decrease in net assets resulting from operations	$(5,755,215)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(292,593)	$(182,551)
Net realized gain (loss) on investments	(8,402,113)	3,805,670
Net change in unrealized appreciation (depreciation) on investments	2,939,491	(3,557,558)
Net increase (decrease) in net assets resulting from operations	(5,755,215)	65,561

Distributions to shareholders from:
Net realized gains
Investor Class	(131,247)	(212,285)
A-Class	(27,718)	(66,053)
C-Class	(14,060)	(76,244)
H-Class*	(57,824)	(44,657)
Total distributions to shareholders	(230,849)	(399,239)

Capital share transactions:
Proceeds from sale of shares
Investor Class	97,142,398	43,138,842
A-Class	19,084,067	4,055,990
C-Class	7,825,210	11,747,458
H-Class*	181,150,735	94,544,871
Distributions reinvested
Investor Class	130,284	205,625
A-Class	27,197	53,517
C-Class	13,853	74,878
H-Class*	57,824	44,428
Cost of shares redeemed
Investor Class	(78,468,395)	(61,299,428)
A-Class	(19,052,730)	(14,360,288)
C-Class	(7,377,638)	(14,064,904)
H-Class*	(172,995,235)	(105,054,927)
Net increase (decrease) from capital share transactions	27,537,570	(40,913,938)
Net increase (decrease) in net assets	21,551,506	(41,247,616)

Net assets:
Beginning of year	14,616,200	55,863,816
End of year	$36,167,706	$14,616,200
Accumulated net investment loss at end of year	$(52,391)	$—

Capital share activity:
Shares sold
Investor Class	1,219,475	568,304
A-Class	253,474	55,579
C-Class	114,412	177,866
H-Class*	2,463,941	1,359,702
Shares issued from reinvestment of distributions
Investor Class	1,607	2,672
A-Class	355	734
C-Class	199	1,124
H-Class*	777	626
Shares redeemed
Investor Class	(1,014,411)	(821,508)
A-Class	(256,742)	(205,087)
C-Class	(108,804)	(213,643)
H-Class*	(2,390,380)	(1,504,575)
Net increase (decrease) in shares	283,903	(578,206)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$77.87	$75.05	$55.46	$51.90	$52.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.49)	(.62)	(.44)	(.51)
Net gain (loss) on investments (realized and unrealized)	.78	5.27	20.53	5.26	.13
Total from investment operations	.37	4.78	19.91	4.82	(.38)
Less distributions from:
Net realized gains	(.33)	(1.96)	(.32)	(1.26)	—
Total distributions	(.33)	(1.96)	(.32)	(1.26)	—
Net asset value, end of period	$77.91	$77.87	$75.05	$55.46	$51.90

Total Return[b]	0.46%	6.40%	35.93%	9.65%	(0.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,435	$8,328	$26,828	$6,109	$6,206
Ratios to average net assets:
Net investment income (loss)	(0.52%)	(0.64%)	(0.87%)	(0.87%)	(1.05%)
Total expenses	1.35%	1.35%	1.37%	1.35%	1.36%
Portfolio turnover rate	520%	495%	472%	442%	380%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$73.71	$71.32	$52.85	$49.63	$50.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.69)	(.61)	(.79)	(.52)	(.64)
Net gain (loss) on investments (realized and unrealized)	.85	4.96	19.58	5.00	.14
Total from investment operations	.16	4.35	18.79	4.48	(.50)
Less distributions from:
Net realized gains	(.33)	(1.96)	(.32)	(1.26)	—
Total distributions	(.33)	(1.96)	(.32)	(1.26)	—
Net asset value, end of period	$73.54	$73.71	$71.32	$52.85	$49.63

Total Return[b]	0.20%	6.12%	35.58%	9.41%	(1.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,803	$2,022	$12,566	$1,192	$828
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(0.86%)	(1.12%)	(1.08%)	(1.39%)
Total expenses	1.60%	1.61%	1.62%	1.60%	1.61%
Portfolio turnover rate	520%	495%	472%	442%	380%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$67.17	$65.64	$49.03	$46.50	$47.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.03)	(1.11)	(1.16)	(.85)	(.94)
Net gain (loss) on investments (realized and unrealized)	.68	4.60	18.09	4.64	.14
Total from investment operations	(.35)	3.49	16.93	3.79	(.80)
Less distributions from:
Net realized gains	(.33)	(1.96)	(.32)	(1.26)	—
Total distributions	(.33)	(1.96)	(.32)	(1.26)	—
Net asset value, end of period	$66.49	$67.17	$65.64	$49.03	$46.50

Total Return[b]	(0.54%)	5.34%	34.56%	8.55%	(1.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,798	$2,436	$4,655	$1,111	$643
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(1.68%)	(1.85%)	(1.91%)	(2.17%)
Total expenses	2.35%	2.35%	2.37%	2.35%	2.36%
Portfolio turnover rate	520%	495%	472%	442%	380%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$71.64	$69.58	$51.70	$48.71	$49.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.72)	(.78)	(1.07)	(.64)	(.71)
Net gain (loss) on investments (realized and unrealized)	.81	4.80	19.27	4.89	.11
Total from investment operations	.09	4.02	18.20	4.25	(.60)
Less distributions from:
Net realized gains	(.33)	(1.96)	(.32)	(1.26)	—
Total distributions	(.33)	(1.96)	(.32)	(1.26)	—
Net asset value, end of period	$71.40	$71.64	$69.58	$51.70	$48.71

Total Return[b]	0.11%	5.80%	35.23%	9.13%	(1.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,132	$1,830	$11,814	$552	$719
Ratios to average net assets:
Net investment income (loss)	(0.97%)	(1.12%)	(1.53%)	(1.36%)	(1.58%)
Total expenses	1.67%	1.85%	1.87%	1.85%	1.86%
Portfolio turnover rate	520%	495%	472%	442%	380%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies in leisure and entertainment businesses (“leisure companies”).

For the one-year period ended March 31, 2016, Leisure Fund Investor Class returned 1.72%, compared with 6.75% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 1.78%.

The tobacco industry was the largest contributor to return, followed by the software industry. The media industry was the largest detractor from return, followed by the automobiles segment.

Among the holdings that contributed the most to the Fund’s performance for the period were Philip Morris International, Inc., Reynolds American, Inc., and McDonald’s Corp. The Fund’s weakest holdings for the period were DISH Network Corp. — Class A, Viacom, Inc. — Class B, and Twenty-First Century Fox, Inc. — Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class*	June 3, 1998

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.7%
Philip Morris International, Inc.	3.6%
Comcast Corp. — Class A	3.6%
Altria Group, Inc.	3.3%
McDonald’s Corp.	3.2%
Starbucks Corp.	2.8%
Reynolds American, Inc.	2.5%
Carnival Corp.	2.5%
Time Warner Cable, Inc.	2.2%
Time Warner, Inc.	2.2%
Top Ten Total	29.6%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

THE RYDEX FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	1.72%	13.63%	6.90%
A-Class Shares	1.45%	13.33%	6.63%
A-Class Shares with sales charge†	-3.38%	12.24%	6.11%
C-Class Shares	0.69%	12.51%	5.83%
C-Class Shares with CDSC‡	-0.31%	12.51%	5.83%
H-Class Shares**	1.41%	13.12%	6.40%
S&P 500 Consumer Discretionary Index	6.75%	17.13%	10.73%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

96 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Media - 32.5%
Walt Disney Co.	14,209	$1,411,096
Comcast Corp. — Class A	22,175	1,354,449
Time Warner Cable, Inc.	4,148	848,764
Time Warner, Inc.	11,584	840,419
Twenty-First Century Fox, Inc. — Class A	29,049	809,886
Thomson Reuters Corp.	15,148	613,191
CBS Corp. — Class B	10,225	563,295
Charter Communications, Inc. — Class A*	2,580	522,269
DISH Network Corp. — Class A*	10,776	498,498
Discovery Communications, Inc. — Class A*	15,863	454,158
Viacom, Inc. — Class B	10,642	439,302
Liberty Media Corp. — Class A*	10,210	394,412
Liberty Global plc*	10,039	377,065
Cablevision Systems Corp. — Class A	10,230	337,590
Scripps Networks Interactive, Inc. — Class A	5,024	329,072
News Corp. — Class A	23,543	300,644
Grupo Televisa SAB ADR	9,030	247,964
TEGNA, Inc.	10,539	247,245
AMC Networks, Inc. — Class A*	3,760	244,174
Tribune Media Co. — Class A	5,430	208,241
Sinclair Broadcast Group, Inc. — Class A	5,980	183,885
Starz — Class A*	6,597	173,699
Meredith Corp.	3,370	160,075
Media General, Inc.*	9,600	156,576
Gannett Company, Inc.	9,667	146,358
Time, Inc.	9,005	139,037
Nexstar Broadcasting Group, Inc. — Class A	2,820	124,842
MSG Networks, Inc. — Class A*	7,090	122,586
Total Media		12,248,792

Retail - 18.6%
McDonald’s Corp.	9,629	1,210,172
Starbucks Corp.	17,548	1,047,615
Yum! Brands, Inc.	7,971	652,425
Chipotle Mexican Grill, Inc. — Class A*	889	418,692
Darden Restaurants, Inc.	4,909	325,467
Domino’s Pizza, Inc.	2,094	276,115
Restaurant Brands International, Inc.	6,691	259,812
Dunkin’ Brands Group, Inc.	5,070	239,152
Panera Bread Co. — Class A*	1,158	237,193
Cracker Barrel Old Country Store, Inc.	1,330	203,051
Vista Outdoor, Inc.*	3,858	200,269
Texas Roadhouse, Inc. — Class A	4,564	198,899
Wendy’s Co.	17,913	195,073
Brinker International, Inc.	3,944	181,227
Cheesecake Factory, Inc.	3,380	179,444
Buffalo Wild Wings, Inc.*	1,197	177,300
Jack in the Box, Inc.	2,640	168,617
Papa John’s International, Inc.	2,940	159,319
Bloomin’ Brands, Inc.	9,204	155,271
Sonic Corp.	4,380	154,001
DineEquity, Inc.	1,510	141,079
Shake Shack, Inc. — Class A*	3,680	137,338
Red Robin Gourmet Burgers, Inc.*	1,570	101,218
Total Retail		7,018,749

Lodging - 10.8%
Las Vegas Sands Corp.	13,277	686,155
Hilton Worldwide Holdings, Inc.	24,050	541,605
Marriott International, Inc. — Class A	6,543	465,731
Starwood Hotels & Resorts Worldwide, Inc.	5,326	444,348
MGM Resorts International*	18,230	390,851
Wynn Resorts Ltd.	3,721	347,653
Wyndham Worldwide Corp.	4,201	321,082
Hyatt Hotels Corp. — Class A*	6,030	298,425
Melco Crown Entertainment Ltd. ADR	15,553	256,780
Boyd Gaming Corp.*	8,360	172,718
La Quinta Holdings, Inc.*	11,380	142,250
Total Lodging		4,067,598

Agriculture - 9.9%
Philip Morris International, Inc.	13,823	1,356,174
Altria Group, Inc.	19,741	1,236,970
Reynolds American, Inc.	18,818	946,734
Vector Group Ltd.	8,170	186,603
Total Agriculture		3,726,481

Beverages - 7.3%
Constellation Brands, Inc. — Class A	4,146	626,420
Molson Coors Brewing Co. — Class B	5,345	514,082
Brown-Forman Corp. — Class B	5,164	508,499
Anheuser-Busch InBev S.A. ADR	3,113	388,067
Ambev S.A. ADR	57,898	299,912
Diageo plc ADR	2,420	261,045
Boston Beer Company, Inc. — Class A*	860	159,160
Total Beverages		2,757,185

Leisure Time - 7.1%
Carnival Corp.	17,870	943,000
Royal Caribbean Cruises Ltd.	5,892	484,028
Norwegian Cruise Line Holdings Ltd.*	7,170	396,429
Harley-Davidson, Inc.	6,731	345,502
Polaris Industries, Inc.	2,840	279,683
Brunswick Corp.	4,875	233,903
Total Leisure Time		2,682,545

Entertainment - 5.6%
Six Flags Entertainment Corp.	4,650	258,029
Vail Resorts, Inc.	1,830	244,671
Cinemark Holdings, Inc.	6,296	225,586
Madison Square Garden Co. — Class A*	1,313	218,431
Regal Entertainment Group — Class A	9,580	202,521
Lions Gate Entertainment Corp.	8,977	196,147
Pinnacle Entertainment, Inc.*	4,856	170,446
DreamWorks Animation SKG, Inc. — Class A*	6,325	157,809

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
LEISURE FUND

	Shares	Value

SeaWorld Entertainment, Inc.	7,270	$153,106
Marriott Vacations Worldwide Corp.	2,150	145,125
Penn National Gaming, Inc.*	8,040	134,188
Total Entertainment		2,106,059

Software - 3.4%
Activision Blizzard, Inc.	16,761	567,192
Electronic Arts, Inc.*	7,747	512,154
Take-Two Interactive Software, Inc.*	5,471	206,093
Total Software		1,285,439

Toys, Games & Hobbies – 1.9%
Mattel, Inc.	11,279	379,200
Hasbro, Inc.	4,512	361,411
Total Toys, Games & Hobbies		740,611

Commercial Services - 1.5%
Aramark	9,604	318,085
Live Nation Entertainment, Inc.*	10,472	233,630
Total Commercial Services		551,715

Electronics - 0.6%
IMAX Corp.*	7,320	227,579

Miscellaneous Manufacturing - 0.3%
Smith & Wesson Holding Corp.*	4,800	127,776

Total Common Stocks
(Cost $29,936,486)		37,540,529

	Face Amount

REPURCHASE AGREEMENT††,1 - 1.0%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$394,578	394,578
Total Repurchase Agreement
(Cost $394,578)		394,578

Total Investments - 100.5%
(Cost $30,331,064)		$37,935,107
Other Assets & Liabilities, net - (0.5)%		(206,718)
Total Net Assets - 100.0%		$37,728,389

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$37,540,529	$—	$—	$37,540,529
Repurchase Agreement	—	394,578	—	394,578
Total	$37,540,529	$394,578	$—	$37,935,107

For the year ended March 31, 2016, there were no transfers between levels.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $29,936,486)	$37,540,529
Repurchase agreements, at value (cost $394,578)	394,578
Total investments (cost $30,331,064)	37,935,107
Receivables:
Dividends	65,989
Fund shares sold	38,815
Foreign taxes reclaim	3,881
Total assets	38,043,792

Liabilities:
Payable for:
Securities purchased	240,449
Management fees	25,791
Fund shares redeemed	25,120
Transfer agent and administrative fees	7,586
Distribution and service fees	5,570
Portfolio accounting fees	3,034
Miscellaneous	7,853
Total liabilities	315,403
Commitments and contingent liabilities (Note 10)	—
Net assets	$37,728,389

Net assets consist of:
Paid in capital	$35,330,883
Undistributed net investment income	131,755
Accumulated net realized loss on investments	(5,338,292)
Net unrealized appreciation on investments	7,604,043
Net assets	$37,728,389

Investor Class:
Net assets	$15,173,316
Capital shares outstanding	247,272
Net asset value per share	$61.36

A-Class:
Net assets	$7,989,907
Capital shares outstanding	139,502
Net asset value per share	$57.27
Maximum offering price per share (Net asset value divided by 95.25%)	$60.13

C-Class:
Net assets	$1,352,837
Capital shares outstanding	25,694
Net asset value per share	$52.65

H-Class:
Net assets	$13,212,329
Capital shares outstanding	236,573
Net asset value per share	$55.85

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $9,193)	$759,307
Income from securities lending, net	27,976
Interest	160
Total investment income	787,443

Expenses:
Management fees	374,990
Transfer agent and administrative fees	110,291
Distribution and service fees:
A-Class	25,357
C-Class	15,371
H-Class**	22,897
Portfolio accounting fees	44,116
Custodian fees	5,187
Trustees’ fees*	3,046
Line of credit fees	157
Miscellaneous	54,276
Total expenses	655,688
Net investment income	131,755

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,323,030)
Net realized loss	(3,323,030)
Net change in unrealized appreciation (depreciation) on:
Investments	84,303
Net change in unrealized appreciation (depreciation)	84,303
Net realized and unrealized loss	(3,238,727)
Net decrease in net assets resulting from operations	$(3,106,972)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$131,755	$285,529
Net realized gain (loss) on investments	(3,323,030)	5,468,270
Net change in unrealized appreciation (depreciation) on investments	84,303	(1,903,716)
Net increase (decrease) in net assets resulting from operations	(3,106,972)	3,850,083

Distributions to shareholders from:
Net investment income
Investor Class	(136,576)	(86,741)
A-Class	(73,115)	(3,222)
C-Class	(10,686)	(2,262)
H-Class*	(65,152)	(2,421)
Net realized gains
Investor Class	(46,005)	(819,251)
A-Class	(24,629)	(30,437)
C-Class	(3,600)	(21,361)
H-Class*	(21,946)	(22,866)
Total distributions to shareholders	(381,709)	(988,561)

Capital share transactions:
Proceeds from sale of shares
Investor Class	71,375,657	66,551,897
A-Class	23,772,534	16,562,062
C-Class	946,866	3,107,048
H-Class*	98,127,231	92,571,748
Distributions reinvested
Investor Class	178,912	233,102
A-Class	83,611	32,921
C-Class	13,503	22,369
H-Class*	87,017	25,054
Cost of shares redeemed
Investor Class	(102,869,164)	(44,791,384)
A-Class	(26,178,067)	(7,989,563)
C-Class	(1,158,823)	(3,077,948)
H-Class*	(91,022,759)	(88,739,965)
Net increase (decrease) from capital share transactions	(26,643,482)	34,507,341
Net increase (decrease) in net assets	(30,132,163)	37,368,863

Net assets:
Beginning of year	67,860,552	30,491,689
End of year	$37,728,389	$67,860,552
Undistributed net investment income at end of year	$131,755	$285,529

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2016	Year Ended March 31, 2015
Capital share activity:
Shares sold
Investor Class	1,162,945	1,133,061
A-Class	421,600	301,170
C-Class	18,122	61,845
H-Class*	1,771,250	1,731,706
Shares issued from reinvestment of distributions
Investor Class	2,989	4,036
A-Class	1,495	608
C-Class	262	445
H-Class*	1,596	474
Shares redeemed
Investor Class	(1,716,917)	(771,348)
A-Class	(471,745)	(147,523)
C-Class	(22,844)	(61,892)
H-Class*	(1,663,736)	(1,665,419)
Net increase (decrease) in shares	(494,983)	587,163

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$60.75	$55.81	$44.93	$36.94	$33.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.52	.20	.36	.17
Net gain (loss) on investments (realized and unrealized)	.82	5.64	10.95	7.66	3.27
Total from investment operations	1.04	6.16	11.15	8.02	3.44
Less distributions from:
Net investment income	(.32)	(.12)	(.27)	(.03)	—
Net realized gains	(.11)	(1.10)	—	—	—
Total distributions	(.43)	(1.22)	(.27)	(.03)	—
Net asset value, end of period	$61.36	$60.75	$55.81	$44.93	$36.94

Total Return[b]	1.72%	11.15%	24.83%	21.74%	10.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,173	$48,494	$24,139	$22,005	$12,687
Ratios to average net assets:
Net investment income (loss)	0.35%	0.89%	0.39%	0.92%	0.49%
Total expenses	1.34%	1.34%	1.37%	1.35%	1.35%
Portfolio turnover rate	339%	343%	265%	517%	797%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$56.88	$52.46	$42.35	$34.91	$31.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.38	.04	.29	.07
Net gain (loss) on investments (realized and unrealized)	.74	5.26	10.34	7.18	3.09
Total from investment operations	.82	5.64	10.38	7.47	3.16
Less distributions from:
Net investment income	(.32)	(.12)	(.27)	(.03)	—
Net realized gains	(.11)	(1.10)	—	—	—
Total distributions	(.43)	(1.22)	(.27)	(.03)	—
Net asset value, end of period	$57.27	$56.88	$52.46	$42.35	$34.91

Total Return[b]	1.45%	10.86%	24.53%	21.42%	9.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,990	$10,703	$1,778	$1,409	$448
Ratios to average net assets:
Net investment income (loss)	0.15%	0.69%	0.09%	0.80%	0.23%
Total expenses	1.60%	1.58%	1.62%	1.60%	1.60%
Portfolio turnover rate	339%	343%	265%	517%	797%

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$52.72	$49.07	$39.92	$33.16	$30.36
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.19)	(.27)	.01	(.15)
Net gain (loss) on investments (realized and unrealized)	.64	5.06	9.69	6.78	2.95
Total from investment operations	.36	4.87	9.42	6.79	2.80
Less distributions from:
Net investment income	(.32)	(.12)	(.27)	(.03)	—
Net realized gains	(.11)	(1.10)	—	—	—
Total distributions	(.43)	(1.22)	(.27)	(.03)	—
Net asset value, end of period	$52.65	$52.72	$49.07	$39.92	$33.16

Total Return[b]	0.69%	10.04%	23.61%	20.54%	9.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,353	$1,590	$1,460	$928	$1,345
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.37%)	(0.59%)	0.03%	(0.50%)
Total expenses	2.35%	2.35%	2.37%	2.35%	2.35%
Portfolio turnover rate	339%	343%	265%	517%	797%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$55.50	$51.31	$41.54	$34.33	$31.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.30	(.11)	.29	(.01)
Net gain (loss) on investments (realized and unrealized)	.51	5.11	10.15	6.95	3.05
Total from investment operations	.78	5.41	10.04	7.24	3.04
Less distributions from:
Net investment income	(.32)	(.12)	(.27)	(.03)	—
Net realized gains	(.11)	(1.10)	—	—	—
Total distributions	(.43)	(1.22)	(.27)	(.03)	—
Net asset value, end of period	$55.85	$55.50	$51.31	$41.54	$34.33

Total Return[b]	1.41%	10.66%	24.18%	21.12%	9.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,212	$7,074	$3,115	$1,241	$1,379
Ratios to average net assets:
Net investment income (loss)	0.49%	0.55%	(0.23%)	0.80%	(0.03%)
Total expenses	1.64%	1.83%	1.87%	1.85%	1.86%
Portfolio turnover rate	339%	343%	265%	517%	797%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“precious metals companies”).

For the one-year period ended March 31, 2016, Precious Metals Fund Investor Class returned 9.67%, compared with -6.00% for the S&P 500 Materials Index. The broader S&P 500 Index returned 1.78%.

The gold mining industry was the main contributor to return, followed by the silver mining segment. The diversified metals & mining industry detracted the most from return, followed by the precious metals & minerals segment.

The leading contributors to return were Sibanye Gold Ltd. ADR, Barrick Gold Corp., and Newmont Mining Corp. The leading detractors were Goldcorp. Inc., Freeport-McMoRan, Inc., and Royal Gold, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class*	August 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Barrick Gold Corp.	6.6%
Newmont Mining Corp.	6.4%
Goldcorp, Inc.	6.2%
Franco-Nevada Corp.	5.4%
Randgold Resources Ltd. ADR	5.0%
Agnico Eagle Mines Ltd.	4.7%
Silver Wheaton Corp.	4.3%
AngloGold Ashanti Ltd. ADR	4.2%
Market Vectors Junior Gold Miners ETF	4.2%
Kinross Gold Corp.	3.7%
Top Ten Total	50.7%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

104 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	9.67%	-19.36%	-5.90%
A-Class Shares	9.38%	-19.57%	-6.14%
A-Class Shares with sales charge†	4.19%	-20.35%	-6.60%
C-Class Shares	8.66%	-20.15%	-6.84%
C-Class Shares with CDSC‡	7.66%	-20.15%	-6.84%
H-Class Shares**	9.17%	-19.74%	-6.36%
S&P 500 Materials Index	-6.00%	4.82%	5.85%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS	March 31, 2016
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.1%

Mining - 95.1%
Barrick Gold Corp.	304,168	$4,130,602
Newmont Mining Corp.	150,289	3,994,683
Goldcorp, Inc.	239,257	3,883,141
Franco-Nevada Corp.	55,165	3,386,028
Randgold Resources Ltd. ADR	34,166	3,102,614
Agnico Eagle Mines Ltd.	81,239	2,937,602
Silver Wheaton Corp.	162,886	2,700,650
AngloGold Ashanti Ltd. ADR*	193,089	2,643,388
Kinross Gold Corp.*	672,524	2,286,582
Sibanye Gold Ltd. ADR	133,365	2,023,147
Royal Gold, Inc.	38,269	1,962,817
Freeport-McMoRan, Inc.	186,861	1,932,143
Gold Fields Ltd. ADR	487,687	1,921,487
Yamana Gold, Inc.	598,085	1,818,178
Cia de Minas Buenaventura S.A.A. ADR*	214,412	1,578,072
Eldorado Gold Corp.	495,993	1,567,338
Tahoe Resources, Inc.	151,533	1,519,876
New Gold, Inc.*	383,669	1,431,085
Pan American Silver Corp.	130,715	1,420,872
Novagold Resources, Inc.*	264,851	1,334,849
Harmony Gold Mining Company Ltd. ADR*	354,300	1,289,652
Alamos Gold, Inc. — Class A	235,225	1,244,340
Stillwater Mining Co.*	112,817	1,201,501
Hecla Mining Co.	388,644	1,080,430
Pretium Resources, Inc.*	197,927	1,058,909
First Majestic Silver Corp.*	162,713	1,054,380
IAMGOLD Corp.*	457,164	1,010,332
Coeur Mining, Inc.*	173,175	973,244
Seabridge Gold, Inc.*	76,099	834,045
Sandstorm Gold Ltd.*	224,045	737,108
Silver Standard Resources, Inc.*	127,564	707,980
Primero Mining Corp.*	314,667	569,547
AuRico Metals, Inc.*	5	3
Total Mining		59,336,625

Total Common Stocks
(Cost $37,184,517)		59,336,625

EXCHANGE-TRADED FUNDS - 4.2%
Market Vectors Junior Gold Miners ETF	94,203	2,623,554
Total Exchange-Traded Funds
(Cost $2,012,186)		2,623,554

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.6%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$396,314	396,314
Total Repurchase Agreement
(Cost $396,314)		396,314

Total Investments - 99.9%
(Cost $39,593,017)		$62,356,493
Other Assets & Liabilities, net - 0.1%		56,216
Total Net Assets - 100.0%		$62,412,709

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$59,336,625	$—	$—	$59,336,625
Exchange-Traded Funds	2,623,554	—	—	2,623,554
Repurchase Agreement	—	396,314	—	396,314
Total	$61,960,179	$396,314	$—	$62,356,493

For the year ended March 31, 2016, there were no transfers between levels.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $39,196,703)	$61,960,179
Repurchase agreements, at value (cost $396,314)	396,314
Total investments (cost $39,593,017)	62,356,493
Cash	11,895
Receivables:
Securities sold	985,156
Fund shares sold	745,614
Dividends	69,657
Total assets	64,168,815

Liabilities:
Payable for:
Fund shares redeemed	1,682,596
Management fees	37,156
Transfer agent and administrative fees	12,385
Distribution and service fees	6,819
Portfolio accounting fees	4,954
Miscellaneous	12,196
Total liabilities	1,756,106
Commitments and contingent liabilities (Note 10)	—
Net assets	$62,412,709

Net assets consist of:
Paid in capital	$101,525,555
Undistributed net investment income	75,723
Accumulated net realized loss on investments	(61,952,045)
Net unrealized appreciation on investments	22,763,476
Net assets	$62,412,709

Investor Class:
Net assets	$49,321,041
Capital shares outstanding	1,801,959
Net asset value per share	$27.37

A-Class:
Net assets	$3,710,963
Capital shares outstanding	140,630
Net asset value per share	$26.39
Maximum offering price per share (Net asset value divided by 95.25%)	$27.71

C-Class:
Net assets	$6,825,140
Capital shares outstanding	291,904
Net asset value per share	$23.38

H-Class:
Net assets	$2,555,565
Capital shares outstanding	99,656
Net asset value per share	$25.64

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $38,588)	$363,210
Income from securities lending, net	10,026
Interest	229
Total investment income	373,465

Expenses:
Management fees	296,433
Transfer agent and administrative fees	98,811
Distribution and service fees:
A-Class	6,982
C-Class	47,546
H-Class**	10,941
Portfolio accounting fees	39,524
Custodian fees	4,603
Trustees’ fees*	2,704
Line of credit fees	144
Miscellaneous	49,810
Total expenses	557,498
Net investment loss	(184,033)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,581,988)
Net realized loss	(7,581,988)
Net change in unrealized appreciation (depreciation) on:
Investments	12,729,730
Net change in unrealized appreciation (depreciation)	12,729,730
Net realized and unrealized gain	5,147,742
Net increase in net assets resulting from operations	$4,963,709

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(184,033)	$(100,247)
Net realized loss on investments	(7,581,988)	(4,218,185)
Net change in unrealized appreciation (depreciation) on investments	12,729,730	(12,927,536)
Net increase (decrease) in net assets resulting from operations	4,963,709	(17,245,968)

Distributions to shareholders from:
Net investment income
Investor Class	(126,920)	(942,983)
A-Class	(12,863)	(81,766)
C-Class	(26,376)	(226,581)
H-Class*	(17,754)	(77,995)
Total distributions to shareholders	(183,913)	(1,329,325)

Capital share transactions:
Proceeds from sale of shares
Investor Class	253,246,357	228,681,951
A-Class	32,975,820	34,559,485
C-Class	11,345,908	19,812,912
H-Class*	219,344,787	81,461,920
Distributions reinvested
Investor Class	121,222	884,145
A-Class	9,017	67,165
C-Class	26,086	219,239
H-Class*	17,751	77,943
Cost of shares redeemed
Investor Class	(238,675,293)	(228,926,568)
A-Class	(34,545,272)	(33,136,533)
C-Class	(10,512,858)	(20,795,740)
H-Class*	(225,166,382)	(76,224,107)
Net increase from capital share transactions	8,187,143	6,681,812
Net increase (decrease) in net assets	12,966,939	(11,893,481)

Net assets:
Beginning of year	49,445,770	61,339,251
End of year	$62,412,709	$49,445,770
Undistributed net investment income/(Accumulated net investment loss) at end of year	$75,723	$(249,582)

Capital share activity:
Shares sold
Investor Class	11,832,927	7,016,300
A-Class	1,496,099	1,168,449
C-Class	599,391	697,217
H-Class*	10,896,192	2,837,152
Shares issued from reinvestment of distributions
Investor Class	6,994	30,498
A-Class	540	2,392
C-Class	1,755	8,684
H-Class*	1,092	2,851
Shares redeemed
Investor Class	(11,253,817)	(7,028,380)
A-Class	(1,558,936)	(1,118,576)
C-Class	(567,160)	(743,130)
H-Class*	(11,153,001)	(2,602,821)
Net increase in shares	302,076	270,636

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$25.11	$35.78	$51.65	$65.73	$86.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	.01	.36	.34	(.02)
Net gain (loss) on investments (realized and unrealized)	2.44	(9.88)	(16.06)	(12.12)	(20.70)
Total from investment operations	2.37	(9.87)	(15.70)	(11.78)	(20.72)
Less distributions from:
Net investment income	(.11)	(.80)	(.17)	(.10)	(.29)
Net realized gains	—	—	—	(2.20)	—
Total distributions	(.11)	(.80)	(.17)	(2.30)	(.29)
Net asset value, end of period	$27.37	$25.11	$35.78	$51.65	$65.73

Total Return[b]	9.67%	(27.88%)	(30.37%)	(18.60%)	(23.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,321	$30,528	$42,846	$71,386	$79,637
Ratios to average net assets:
Net investment income (loss)	(0.31%)	0.04%	0.96%	0.55%	(0.03%)
Total expenses[c]	1.25%	1.25%	1.27%	1.25%	1.26%
Portfolio turnover rate	797%	371%	348%	206%	235%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$24.28	$34.75	$50.28	$64.21	$84.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.10)	.16	.21	(.22)
Net gain (loss) on investments (realized and unrealized)	2.34	(9.57)	(15.52)	(11.84)	(20.25)
Total from investment operations	2.22	(9.67)	(15.36)	(11.63)	(20.47)
Less distributions from:
Net investment income	(.11)	(.80)	(.17)	(.10)	(.29)
Net realized gains	—	—	—	(2.20)	—
Total distributions	(.11)	(.80)	(.17)	(2.30)	(.29)
Net asset value, end of period	$26.39	$24.28	$34.75	$50.28	$64.21

Total Return[b]	9.38%	(28.13%)	(30.52%)	(18.80%)	(24.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,711	$4,928	$5,235	$5,988	$6,412
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.29%)	0.45%	0.35%	(0.30%)
Total expenses[c]	1.50%	1.50%	1.52%	1.50%	1.51%
Portfolio turnover rate	797%	371%	348%	206%	235%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$21.67	$31.34	$45.72	$59.02	$78.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	(.29)	(.07)	(.23)	(.72)
Net gain (loss) on investments (realized and unrealized)	2.08	(8.58)	(14.14)	(10.77)	(18.67)
Total from investment operations	1.82	(8.87)	(14.21)	(11.00)	(19.39)
Less distributions from:
Net investment income	(.11)	(.80)	(.17)	(.10)	(.29)
Net realized gains	—	—	—	(2.20)	—
Total distributions	(.11)	(.80)	(.17)	(2.30)	(.29)
Net asset value, end of period	$23.38	$21.67	$31.34	$45.72	$59.02

Total Return[b]	8.66%	(28.64%)	(31.05%)	(19.39%)	(24.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,825	$5,590	$9,250	$18,608	$26,533
Ratios to average net assets:
Net investment income (loss)	(1.34%)	(0.99%)	(0.22%)	(0.42%)	(1.04%)
Total expenses[c]	2.25%	2.25%	2.27%	2.25%	2.26%
Portfolio turnover rate	797%	371%	348%	206%	235%

H-Class[d]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$23.64	$33.92	$49.20	$63.02	$83.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.14)	.12	(.02)	(.44)
Net gain (loss) on investments (realized and unrealized)	2.22	(9.34)	(15.23)	(11.50)	(19.84)
Total from investment operations	2.11	(9.48)	(15.11)	(11.52)	(20.28)
Less distributions from:
Net investment income	(.11)	(.80)	(.17)	(.10)	(.29)
Net realized gains	—	—	—	(2.20)	—
Total distributions	(.11)	(.80)	(.17)	(2.30)	(.29)
Net asset value, end of period	$25.64	$23.64	$33.92	$49.20	$63.02

Total Return[b]	9.17%	(28.24%)	(30.71%)	(18.99%)	(24.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,556	$8,400	$4,009	$3,148	$9,610
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.45%)	0.34%	(0.04%)	(0.59%)
Total expenses[c]	1.59%	1.75%	1.77%	1.75%	1.76%
Portfolio turnover rate	797%	371%	348%	206%	235%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “real estate companies”).

For the one-year period ended March 31, 2016, Real Estate Fund H-Class returned -1.49%, compared to a return of 4.05% for the MSCI U.S. REIT Index. The broader S&P 500 Index returned 1.78%.

Specialized REITs contributed the most to the performance of the Fund, followed by residential REITs. Hotel & resorts REITs detracted the most from performance, followed by mortgage REITs.

The strongest performing holdings included Public Storage, Altisource Portfolio Solutions S.A., and Digital Realty Trust, Inc. The main detractors were NorthStar Realty Finance Corp., HCP, Inc., and CBRE Group, Inc. — Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	2.3%
Public Storage	2.0%
American Tower Corp. — Class A	1.9%
Crown Castle International Corp.	1.6%
Equity Residential	1.5%
General Growth Properties, Inc.	1.4%
Welltower, Inc.	1.4%
Weyerhaeuser Co.	1.4%
AvalonBay Communities, Inc.	1.4%
Equinix, Inc.	1.4%
Top Ten Total	16.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 111

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-1.46%	7.25%	2.29%
A-Class Shares with sales charge†	-6.14%	6.21%	1.79%
C--Class Shares	-2.25%	6.42%	1.49%
C-Class Shares with CDSC‡	-3.21%	6.42%	1.49%
H-Class Shares	-1.49%	7.22%	2.26%
MSCI U.S. REIT Index	4.05%	11.85%	6.49%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

112 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

REITs - 92.9%
REITs-Diversified - 20.8%
American Tower Corp. — Class A	8,393	$859,190
Crown Castle International Corp.	8,195	708,867
Weyerhaeuser Co.	21,140	654,917
Equinix, Inc.	1,954	646,207
Vornado Realty Trust	5,718	539,951
Digital Realty Trust, Inc.	5,210	461,033
Duke Realty Corp.	16,202	365,193
WP Carey, Inc.	5,290	329,250
Lamar Advertising Co. — Class A	5,153	316,910
Forest City Realty Trust, Inc. — Class A	13,965	294,522
Liberty Property Trust	8,645	289,262
EPR Properties	3,988	265,681
Corrections Corporation of America	7,876	252,426
Retail Properties of America, Inc. — Class A	15,861	251,397
STORE Capital Corp.	9,647	249,664
Communications Sales & Leasing, Inc.	10,935	243,304
Rayonier, Inc.	9,458	233,423
Outfront Media, Inc.	10,742	226,656
PS Business Parks, Inc.	2,183	219,413
DuPont Fabros Technology, Inc.	5,282	214,079
New Residential Investment Corp. REIT	18,287	212,678
GEO Group, Inc.	5,937	205,836
NorthStar Realty Finance Corp.	15,647	205,289
CoreSite Realty Corp.	2,839	198,758
Cousins Properties, Inc.	18,777	194,905
Washington Real Estate Investment Trust	6,296	183,906
Lexington Realty Trust	21,238	182,647
American Assets Trust, Inc.	4,381	174,890
STAG Industrial, Inc.	7,780	158,401
Potlatch Corp.	4,710	148,365
Total REITs-Diversified		9,487,020

REITs-Office Property - 11.4%
Boston Properties, Inc.	4,440	564,235
SL Green Realty Corp.	4,112	398,371
VEREIT, Inc.	42,856	380,133
Alexandria Real Estate Equities, Inc.	3,661	332,748
Kilroy Realty Corp.	4,944	305,885
Highwoods Properties, Inc.	5,812	277,872
Douglas Emmett, Inc.	9,162	275,868
Equity Commonwealth*	8,764	247,320
Gramercy Property Trust	28,922	244,391
Paramount Group, Inc.	14,796	235,996
Piedmont Office Realty Trust, Inc. — Class A	11,098	225,400
Columbia Property Trust, Inc.	9,822	215,986
Brandywine Realty Trust	14,800	207,644
Hudson Pacific Properties, Inc.	7,149	206,749
Corporate Office Properties Trust	7,872	206,561
Empire State Realty Trust, Inc. — Class A	10,998	192,795
Mack-Cali Realty Corp.	8,018	188,423
Parkway Properties, Inc.	11,138	174,421
New York REIT, Inc.	16,639	168,054
Government Properties Income Trust	8,400	149,940
Total REITs-Office Property		5,198,792

REITs-Apartments - 10.3%
Equity Residential	9,144	686,074
AvalonBay Communities, Inc.	3,436	653,527
Essex Property Trust, Inc.	2,249	525,951
UDR, Inc.	10,913	420,478
Mid-America Apartment Communities, Inc.	3,461	353,749
Camden Property Trust	4,161	349,898
Apartment Investment & Management Co. — Class A	8,075	337,697
American Campus Communities, Inc.	6,855	322,802
American Homes 4 Rent — Class A	16,359	260,108
Post Properties, Inc.	3,809	227,550
Education Realty Trust, Inc.	5,017	208,707
Colony Starwood Homes	8,257	204,361
Monogram Residential Trust, Inc.	16,826	165,904
Total REITs-Apartments		4,716,806

REITs-Health Care - 9.0%
Welltower, Inc.	9,447	655,055
Ventas, Inc.	9,628	606,179
HCP, Inc.	15,526	505,837
Omega Healthcare Investors, Inc.	9,544	336,903
Senior Housing Properties Trust	15,150	271,034
Healthcare Trust of America, Inc. — Class A	8,805	259,043
Healthcare Realty Trust, Inc.	7,641	236,030
Medical Properties Trust, Inc.	17,710	229,876
National Health Investors, Inc.	3,086	205,281
Care Capital Properties, Inc.	7,643	205,138
Physicians Realty Trust	10,072	187,138
LTC Properties, Inc.	3,716	168,112
Sabra Health Care REIT, Inc.	7,369	148,043
New Senior Investment Group, Inc.	11,610	119,583
Total REITs-Health Care		4,133,252

REITs-Shopping Centers - 7.5%
Kimco Realty Corp.	15,509	446,348
Federal Realty Investment Trust	2,775	433,039
Brixmor Property Group, Inc.	14,361	367,929
Regency Centers Corp.	4,536	339,520
DDR Corp.	19,061	339,095
Weingarten Realty Investors	7,544	283,051
Equity One, Inc.	9,139	261,924
Urban Edge Properties	8,122	209,872
Acadia Realty Trust	5,730	201,295
Kite Realty Group Trust	7,142	197,905
Retail Opportunity Investments Corp.	9,372	188,565
Ramco-Gershenson Properties Trust	8,790	158,484
Total REITs-Shopping Centers		3,427,027

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
REAL ESTATE FUND

	Shares	Value

REITs-Mortgage - 7.0%
Annaly Capital Management, Inc.	39,171	$401,893
American Capital Agency Corp. REIT	17,401	324,181
Starwood Property Trust, Inc.	14,511	274,693
Two Harbors Investment Corp.	27,431	217,802
Blackstone Mortgage Trust, Inc. — Class A	7,762	208,487
MFA Financial, Inc.	30,407	208,288
Chimera Investment Corp.	15,137	205,712
Colony Capital, Inc. — Class A	10,671	178,953
Invesco Mortgage Capital, Inc. REIT	12,402	151,056
Hatteras Financial Corp. REIT	10,469	149,707
CYS Investments, Inc.	17,775	144,689
Apollo Commercial Real Estate Finance, Inc.	8,310	135,453
Redwood Trust, Inc.	10,351	135,391
PennyMac Mortgage Investment Trust	9,462	129,062
Capstead Mortgage Corp.	12,847	127,057
ARMOUR Residential REIT, Inc.	5,350	115,186
iStar, Inc.*	11,212	108,308
Total REITs-Mortgage		3,215,918

REITs-Regional Malls - 6.9%
Simon Property Group, Inc.	5,003	1,039,073
General Growth Properties, Inc.	22,142	658,282
Macerich Co.	5,518	437,246
Taubman Centers, Inc.	3,763	268,038
Tanger Factory Outlet Centers, Inc.	6,716	244,395
CBL & Associates Properties, Inc.	14,994	178,429
WP GLIMCHER, Inc.	18,196	172,680
Pennsylvania Real Estate Investment Trust	7,327	160,095
Total REITs-Regional Malls		3,158,238

REITs-Hotels - 6.8%
Host Hotels & Resorts, Inc.	27,843	464,977
Hospitality Properties Trust	10,041	266,689
Apple Hospitality REIT, Inc.	12,268	243,029
Sunstone Hotel Investors, Inc.	16,480	230,720
RLJ Lodging Trust	9,731	222,645
LaSalle Hotel Properties	8,651	218,957
Ryman Hospitality Properties, Inc.	3,981	204,942
Pebblebrook Hotel Trust	6,709	195,031
DiamondRock Hospitality Co.	18,832	190,580
Xenia Hotels & Resorts, Inc.	11,156	174,257
Chesapeake Lodging Trust	6,265	165,772
FelCor Lodging Trust, Inc.	17,325	140,679
Summit Hotel Properties, Inc.	11,321	135,512
Hersha Hospitality Trust	5,789	123,537
Ashford Hospitality Trust, Inc.	16,891	107,765
Total REITs-Hotels		3,085,092

REITs-Storage - 5.0%
Public Storage	3,239	893,413
Extra Space Storage, Inc.	4,707	439,916
Iron Mountain, Inc.	10,405	352,834
CubeSmart	9,586	319,214
Sovran Self Storage, Inc.	2,428	286,383
Total REITs-Storage		2,291,760

REITs-Warehouse/Industries - 4.0%
Prologis, Inc.	14,488	640,080
CyrusOne, Inc.	5,370	245,141
DCT Industrial Trust, Inc.	6,047	238,675
First Industrial Realty Trust, Inc.	9,163	208,367
EastGroup Properties, Inc.	2,989	180,446
QTS Realty Trust, Inc. — Class A	3,801	180,091
Rexford Industrial Realty, Inc.	7,178	130,352
Total REITs-Warehouse/Industries		1,823,152

REITs-Single Tenant - 2.9%
Realty Income Corp.	8,312	519,583
National Retail Properties, Inc.	7,261	335,458
Spirit Realty Capital, Inc.	26,103	293,659
Select Income REIT	8,195	188,895
Total REITs-Single Tenant		1,337,595

REITs-Manufactured Homes - 1.3%
Equity LifeStyle Properties, Inc.	4,392	319,430
Sun Communities, Inc.	3,672	262,952
Total REITs-Manufactured Homes		582,382

Total REITs		42,457,034

Real Estate - 5.4%
Real Estate Management/Services - 3.5%
CBRE Group, Inc. — Class A*	14,248	410,627
Realogy Holdings Corp.*	8,587	310,077
Jones Lang LaSalle, Inc.	2,603	305,384
Altisource Residential Corp.	18,668	224,016
Kennedy-Wilson Holdings, Inc.	9,518	208,444
Four Corners Property Trust, Inc.	7,614	136,671
Total Real Estate Management/Services		1,595,219

Real Estate Operations/Development - 1.9%
Brookfield Asset Management, Inc. — Class A	8,190	284,930
Howard Hughes Corp.*	2,482	262,819
Alexander & Baldwin, Inc.	4,589	168,325
St. Joe Co.*	8,623	147,884
Total Real Estate Operations/Development		863,958

Total Real Estate		2,459,177

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
REAL ESTATE FUND

	Shares	Value

Diversified Financial Services - 0.6%
Investment Management/Advisory Services - 0.6%
Altisource Portfolio Solutions S.A.*	10,457	$252,537

Entertainment - 0.6%
Casino Services - 0.6%
Gaming and Leisure Properties, Inc.	8,143	251,782

Total Common Stocks
(Cost $38,897,340)		45,420,530

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.1%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$48,322	48,322
Total Repurchase Agreement
(Cost $48,322)		48,322

Total Investments - 99.6%
(Cost $38,945,662)		$45,468,852
Other Assets & Liabilities, net - 0.4%		205,363
Total Net Assets - 100.0%		$45,674,215

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$45,420,530	$—	$—	$45,420,530
Repurchase Agreement	—	48,322	—	48,322
Total	$45,420,530	$48,322	$—	$45,468,852

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $38,897,340)	$45,420,530
Repurchase agreements, at value (cost $48,322)	48,322
Total investments (cost $38,945,662)	45,468,852
Cash	273
Receivables:
Fund shares sold	1,180,326
Dividends	231,131
Total assets	46,880,582

Liabilities:
Payable for:
Securities purchased	839,515
Fund shares redeemed	314,647
Management fees	27,619
Distribution and service fees	9,280
Transfer agent and administrative fees	8,123
Portfolio accounting fees	3,249
Miscellaneous	3,934
Total liabilities	1,206,367
Commitments and contingent liabilities (Note 10)	—
Net assets	$45,674,215

Net assets consist of:
Paid in capital	$57,222,703
Undistributed net investment income	396,278
Accumulated net realized loss on investments	(18,467,956)
Net unrealized appreciation on investments	6,523,190
Net assets	$45,674,215

A-Class:
Net assets	$9,223,201
Capital shares outstanding	247,216
Net asset value per share	$37.31
Maximum offering price per share (Net asset value divided by 95.25%)	$39.17

C-Class:
Net assets	$1,947,087
Capital shares outstanding	58,019
Net asset value per share	$33.56

H-Class:
Net assets	$34,503,927
Capital shares outstanding	927,185
Net asset value per share	$37.21

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $490)	$907,649
Income from securities lending, net	7,004
Interest	85
Total investment income	914,738

Expenses:
Management fees	221,491
Transfer agent and administrative fees	65,144
Distribution and service fees:
A-Class	13,436
C-Class	22,443
H-Class	46,097
Portfolio accounting fees	26,057
Tax expense	9,095
Custodian fees	3,016
Trustees’ fees*	1,992
Line of credit fees	382
Miscellaneous	29,576
Total expenses	438,729
Net investment income	476,009

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(225,778)
Net realized loss	(225,778)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,899,319)
Net change in unrealized appreciation (depreciation)	(1,899,319)
Net realized and unrealized loss	(2,125,097)
Net decrease in net assets resulting from operations	$(1,649,088)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$476,009	$544,927
Net realized loss on investments	(225,778)	(1,017,396)
Net change in unrealized appreciation (depreciation) on investments	(1,899,319)	4,374,041
Net increase (decrease) in net assets resulting from operations	(1,649,088)	3,901,572

Distributions to shareholders from:
Net investment income
A-Class	(72,600)	(70,427)
C-Class	(24,943)	(29,231)
H-Class	(335,675)	(291,502)
Total distributions to shareholders	(433,218)	(391,160)

Capital share transactions:
Proceeds from sale of shares
A-Class	37,206,021	33,310,377
C-Class	18,768,804	30,598,523
H-Class	281,436,754	323,711,905
Distributions reinvested
A-Class	66,044	55,690
C-Class	24,184	28,740
H-Class	335,273	288,471
Cost of shares redeemed
A-Class	(34,288,463)	(32,058,111)
C-Class	(19,545,538)	(30,472,287)
H-Class	(283,137,988)	(308,456,378)
Net increase from capital share transactions	865,091	17,006,930
Net increase (decrease) in net assets	(1,217,215)	20,517,342

Net assets:
Beginning of year	46,891,430	26,374,088
End of year	$45,674,215	$46,891,430
Undistributed net investment income at end of year	$396,278	$344,392

Capital share activity:
Shares sold
A-Class	1,043,014	907,893
C-Class	581,211	928,450
H-Class	7,922,736	8,887,538
Shares issued from reinvestment of distributions
A-Class	1,903	1,534
C-Class	772	870
H-Class	9,684	7,964
Shares redeemed
A-Class	(962,786)	(867,549)
C-Class	(608,356)	(926,436)
H-Class	(7,988,853)	(8,503,320)
Net increase (decrease) in shares	(675)	436,944

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$38.34	$33.47	$34.43	$30.27	$29.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.42	.65	.58	.45
Net gain (loss) on investments (realized and unrealized)	(1.24)	4.77	(.14)	4.18	1.07
Total from investment operations	(.59)	5.19	.51	4.76	1.52
Less distributions from:
Net investment income	(.44)	(.32)	(1.47)	(.60)	(.31)
Total distributions	(.44)	(.32)	(1.47)	(.60)	(.31)
Net asset value, end of period	$37.31	$38.34	$33.47	$34.43	$30.27

Total Return[b]	(1.46%)	15.58%	1.86%	16.03%	5.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,223	$6,329	$4,124	$12,495	$2,364
Ratios to average net assets:
Net investment income (loss)	1.82%	1.13%	1.92%	1.82%	1.59%
Total expenses	1.62%	1.60%	1.65%	1.61%	1.61%
Portfolio turnover rate	880%	599%	788%	699%	974%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$34.81	$30.64	$31.89	$28.29	$27.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.23	.29	.27	.22
Net gain (loss) on investments (realized and unrealized)	(1.03)	4.26	(.07)	3.93	.97
Total from investment operations	(.81)	4.49	.22	4.20	1.19
Less distributions from:
Net investment income	(.44)	(.32)	(1.47)	(.60)	(.31)
Total distributions	(.44)	(.32)	(1.47)	(.60)	(.31)
Net asset value, end of period	$33.56	$34.81	$30.64	$31.89	$28.29

Total Return[b]	(2.25%)	14.73%	1.09%	15.12%	4.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,947	$2,937	$2,497	$2,910	$1,798
Ratios to average net assets:
Net investment income (loss)	0.69%	0.70%	0.93%	0.92%	0.83%
Total expenses	2.36%	2.35%	2.38%	2.35%	2.36%
Portfolio turnover rate	880%	599%	788%	699%	974%

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$38.25	$33.40	$34.38	$30.23	$29.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.48	.52	.46	.42
Net gain (loss) on investments (realized and unrealized)	(1.31)	4.69	(.03)	4.29	1.10
Total from investment operations	(.60)	5.17	.49	4.75	1.52
Less distributions from:
Net investment income	(.44)	(.32)	(1.47)	(.60)	(.31)
Total distributions	(.44)	(.32)	(1.47)	(.60)	(.31)
Net asset value, end of period	$37.21	$38.25	$33.40	$34.38	$30.23

Total Return[b]	(1.49%)	15.55%	1.84%	15.95%	5.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,504	$37,625	$19,753	$10,273	$13,511
Ratios to average net assets:
Net investment income (loss)	1.97%	1.32%	1.52%	1.45%	1.48%
Total expenses	1.62%	1.60%	1.64%	1.60%	1.61%
Portfolio turnover rate	880%	599%	788%	699%	974%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail-order operations, and other companies involved in selling products to consumers (“retailing companies”).

For the one-year period ended March 31, 2016, Retailing Fund Investor Class returned -4.01%, compared with 6.75% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 1.78%.

The internet & catalog retail industry contributed the most to Fund performance, followed by the distributors segment. The specialty retail industry was the leading detractor from return, followed by the multiline retail industry.

Fund performance for the period benefited the most from Amazon.com, Inc., Netflix, Inc., and Ctrip.com International Ltd. ADR. Vipshop Holdings Ltd. ADR, Jumei International Holding Ltd. ADR, and Sears Holdings Corp. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class*	April 21, 1998

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	5.9%
Wal-Mart Stores, Inc.	4.8%
Home Depot, Inc.	4.2%
CVS Health Corp.	3.5%
Walgreens Boots Alliance, Inc.	3.0%
Costco Wholesale Corp.	2.7%
Lowe’s Companies, Inc.	2.7%
Priceline Group, Inc.	2.6%
TJX Companies, Inc.	2.3%
Target Corp.	2.2%
Top Ten Total	33.9%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

120 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-4.01%	13.01%	7.22%
A-Class Shares	-4.24%	12.72%	7.01%
A-Class Shares with sales charge†	-8.79%	11.62%	6.49%
C-Class Shares	-4.94%	11.89%	6.18%
C-Class Shares with CDSC‡	-5.89%	11.89%	6.18%
H-Class Shares**	-4.31%	12.54%	6.77%
S&P 500 Consumer Discretionary Index	6.75%	17.13%	10.73%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS	March 31, 2016
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Retail - 75.1%
Wal-Mart Stores, Inc.	15,869	$1,086,868
Home Depot, Inc.	7,085	945,352
CVS Health Corp.	7,548	782,954
Walgreens Boots Alliance, Inc.	8,136	685,377
Costco Wholesale Corp.	3,877	610,938
Lowe’s Companies, Inc.	7,997	605,773
TJX Companies, Inc.	6,692	524,318
Target Corp.	6,104	502,237
O’Reilly Automotive, Inc.*	1,463	400,364
AutoZone, Inc.*	480	382,411
L Brands, Inc.	4,187	367,659
Dollar General Corp.	4,281	366,454
Ross Stores, Inc.	6,000	347,400
Dollar Tree, Inc.*	3,926	323,738
Ulta Salon Cosmetics & Fragrance, Inc.*	1,405	272,205
Tractor Supply Co.	2,982	269,752
Macy’s, Inc.	6,058	267,097
Advance Auto Parts, Inc.	1,646	263,920
Liberty Interactive Corporation QVC Group — Class A*	10,123	255,606
The Gap, Inc.	8,363	245,872
Signet Jewelers Ltd.	1,952	242,106
Tiffany & Co.	3,255	238,852
Best Buy Company, Inc.	7,205	233,730
CarMax, Inc.*	4,557	232,863
Nordstrom, Inc.	3,895	222,833
Foot Locker, Inc.	3,437	221,687
Rite Aid Corp.*	26,207	213,587
Kohl’s Corp.	4,515	210,444
Bed Bath & Beyond, Inc.*	4,168	206,899
Staples, Inc.	18,247	201,264
Chico’s FAS, Inc.	14,927	198,081
Dick’s Sporting Goods, Inc.	3,727	174,237
Williams-Sonoma, Inc.	3,122	170,898
Michaels Companies, Inc.*	6,000	167,820
AutoNation, Inc.*	3,474	162,166
Sally Beauty Holdings, Inc.*	4,796	155,295
Burlington Stores, Inc.*	2,737	153,929
Office Depot, Inc.*	20,819	147,815
Urban Outfitters, Inc.*	4,289	141,923
Cabela’s, Inc.*	2,884	140,422
Jumei International Holding Ltd. ADR*	21,180	137,882
Penske Automotive Group, Inc.	3,580	135,682
Dillard’s, Inc. — Class A	1,559	132,375
GameStop Corp. — Class A	4,148	131,616
J.C. Penney Company, Inc.*	11,641	128,749
CST Brands, Inc.	3,353	128,386
HSN, Inc.	2,387	124,864
American Eagle Outfitters, Inc.	7,470	124,525
PriceSmart, Inc.	1,427	120,696
GNC Holdings, Inc. — Class A	3,741	118,777
Five Below, Inc.*	2,800	115,752
DSW, Inc. — Class A	4,130	114,153
Big Lots, Inc.	2,518	114,040
Lithia Motors, Inc. — Class A	1,290	112,656
Restoration Hardware Holdings, Inc.*	2,630	110,197
Abercrombie & Fitch Co. — Class A	3,466	109,318
Ascena Retail Group, Inc.*	9,766	108,012
Guess?, Inc.	5,353	100,476
Children’s Place, Inc.	1,181	98,578
Express, Inc.*	4,490	96,131
Buckle, Inc.	2,826	95,717
Mattress Firm Holding Corp.*	2,250	95,378
Genesco, Inc.*	1,307	94,431
Asbury Automotive Group, Inc.*	1,560	93,350
Sears Holdings Corp.*	6,096	93,330
Caleres, Inc.	3,210	90,811
Group 1 Automotive, Inc.	1,517	89,033
Finish Line, Inc. — Class A	3,586	75,665
Tailored Brands, Inc.	4,001	71,618
Barnes & Noble, Inc.	5,575	68,907
Hibbett Sports, Inc.*	1,890	67,851
Vitamin Shoppe, Inc.*	2,141	66,285
Outerwall, Inc.	1,560	57,704
Pier 1 Imports, Inc.	8,059	56,494
Lumber Liquidators Holdings, Inc.*	3,710	48,675
Conn’s, Inc.*	3,300	41,118
Total Retail		16,912,378

Internet – 18.0%
Amazon.com, Inc.*	2,242	1,330,941
Priceline Group, Inc.*	457	589,055
Netflix, Inc.*	4,697	480,174
Expedia, Inc.	2,855	307,826
JD.com, Inc. ADR*	10,677	282,941
Ctrip.com International Ltd. ADR*	5,820	257,593
TripAdvisor, Inc.*	3,636	241,794
Vipshop Holdings Ltd. ADR*	16,208	208,759
Wayfair, Inc. — Class A*	3,210	138,736
Groupon, Inc. — Class A*	26,680	106,453
Shutterfly, Inc.*	2,081	96,496
Total Internet		4,040,768

Distribution & Wholesale - 3.4%
Genuine Parts Co.	2,913	289,436
LKQ Corp.*	7,153	228,395
Pool Corp.	1,680	147,403
Core-Mark Holding Company, Inc.	1,230	100,319
Total Distribution & Wholesale		765,553

Commercial Services - 1.2%
Monro Muffler Brake, Inc.	1,610	115,067
Aaron’s, Inc.	3,951	99,169

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
RETAILING FUND

	Shares	Value

Rent-A-Center, Inc.	4,109	$65,128
Total Commercial Services		279,364

Leisure Time - 1.1%
Qunar Cayman Islands Ltd. ADR*	3,740	148,478
Liberty TripAdvisor Holdings, Inc. — Class A*	4,243	94,025
Total Leisure Time		242,503

Oil & Gas - 0.5%
Murphy USA, Inc.*	1,931	118,660

Home Furnishings - 0.3%
Select Comfort Corp.*	3,762	72,945

Total Common Stocks
(Cost $14,057,990)		22,432,171

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.1%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$27,844	27,844
Total Repurchase Agreement
(Cost $27,844)		27,844

Total Investments - 99.7%
(Cost $14,085,834)		$22,460,015
Other Assets & Liabilities, net - 0.3%		56,960
Total Net Assets - 100.0%		$22,516,975

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$22,432,171	$—	$—	$22,432,171
Repurchase Agreement	—	27,844	—	27,844
Total	$22,432,171	$27,844	$—	$22,460,015

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $14,057,990)	$22,432,171
Repurchase agreements, at value (cost $27,844)	27,844
Total investments (cost $14,085,834)	22,460,015
Receivables:
Fund shares sold	100,107
Dividends	27,423
Total assets	22,587,545

Liabilities:
Payable for:
Fund shares redeemed	38,671
Management fees	16,072
Transfer agent and administrative fees	4,727
Distribution and service fees	4,097
Portfolio accounting fees	1,891
Miscellaneous	5,112
Total liabilities	70,570
Commitments and contingent liabilities (Note 10)	—
Net assets	$22,516,975

Net assets consist of:
Paid in capital	$21,943,746
Undistributed net investment income	—
Accumulated net realized loss on investments	(7,800,952)
Net unrealized appreciation on investments	8,374,181
Net assets	$22,516,975

Investor Class:
Net assets	$10,265,227
Capital shares outstanding	380,484
Net asset value per share	$26.98

A-Class:
Net assets	$6,312,770
Capital shares outstanding	245,722
Net asset value per share	$25.69
Maximum offering price per share (Net asset value divided by 95.25%)	$26.97

C-Class:
Net assets	$2,532,022
Capital shares outstanding	108,991
Net asset value per share	$23.23

H-Class:
Net assets	$3,406,956
Capital shares outstanding	135,903
Net asset value per share	$25.07

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $1,425)	$594,251
Income from securities lending, net	20,835
Interest	160
Total investment income	615,246

Expenses:
Management fees	419,737
Transfer agent and administrative fees	123,451
Distribution and service fees:
A-Class	18,482
C-Class	32,549
H-Class**	39,362
Portfolio accounting fees	49,380
Custodian fees	5,709
Trustees’ fees*	3,479
Line of credit fees	313
Miscellaneous	59,254
Total expenses	751,716
Net investment loss	(136,470)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,114,146)
Net realized loss	(1,114,146)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,279,916)
Net change in unrealized appreciation (depreciation)	(4,279,916)
Net realized and unrealized loss	(5,394,062)
Net decrease in net assets resulting from operations	$(5,530,532)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(136,470)	$68,392
Net realized gain (loss) on investments	(1,114,146)	1,805,839
Net change in unrealized appreciation (depreciation) on investments	(4,279,916)	5,758,303
Net increase (decrease) in net assets resulting from operations	(5,530,532)	7,632,534

Distributions to shareholders from:
Net investment income
Investor Class	(14,287)	—
A-Class	(4,835)	—
C-Class	(3,881)	—
H-Class*	(9,230)	—
Total distributions to shareholders	(32,233)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	58,531,964	60,134,467
A-Class	26,869,075	35,188,984
C-Class	21,109,377	23,269,330
H-Class*	75,174,384	46,492,511
Distributions reinvested
Investor Class	14,238	—
A-Class	4,654	—
C-Class	2,509	—
H-Class*	9,207	—
Cost of shares redeemed
Investor Class	(91,432,944)	(83,827,188)
A-Class	(39,196,534)	(19,080,379)
C-Class	(21,796,959)	(22,833,190)
H-Class*	(79,319,706)	(44,004,920)
Net decrease from capital share transactions	(50,030,735)	(4,660,385)
Net increase (decrease) in net assets	(55,593,500)	2,972,149

Net assets:
Beginning of year	78,110,475	75,138,326
End of year	$22,516,975	$78,110,475
Undistributed net investment income at end of year	$—	$32,233

Capital share activity:
Shares sold
Investor Class	2,149,723	2,329,184
A-Class	1,066,330	1,439,831
C-Class	896,154	1,069,690
H-Class*	2,910,370	1,959,097
Shares issued from reinvestment of distributions
Investor Class	555	—
A-Class	190	—
C-Class	113	—
H-Class*	386	—
Shares redeemed
Investor Class	(3,415,362)	(3,453,617)
A-Class	(1,547,153)	(804,635)
C-Class	(928,517)	(1,049,685)
H-Class*	(3,113,107)	(1,865,868)
Net decrease in shares	(1,980,318)	(376,003)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$28.13	$23.54	$19.62	$17.45	$14.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.11	— [b]	.09	.01
Net gain (loss) on investments (realized and unrealized)	(1.10)	4.48	3.92	2.08	2.79
Total from investment operations	(1.13)	4.59	3.92	2.17	2.80
Less distributions from:
Net investment income	(.02)	—	—	—	(.01)
Total distributions	(.02)	—	—	—	(.01)
Net asset value, end of period	$26.98	$28.13	$23.54	$19.62	$17.45

Total Return[c]	(4.01%)	19.50%	19.98%	12.44%	19.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,265	$46,283	$65,195	$14,671	$34,802
Ratios to average net assets:
Net investment income (loss)	(0.10%)	0.42%	0.01%	0.51%	0.04%
Total expenses	1.34%	1.33%	1.37%	1.35%	1.34%
Portfolio turnover rate	238%	395%	671%	472%	822%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$26.85	$22.48	$18.79	$16.77	$14.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	.06	(.09)	.03	(.03)
Net gain (loss) on investments (realized and unrealized)	(1.05)	4.31	3.78	1.99	2.67
Total from investment operations	(1.14)	4.37	3.69	2.02	2.64
Less distributions from:
Net investment income	(.02)	—	—	—	(.01)
Total distributions	(.02)	—	—	—	(.01)
Net asset value, end of period	$25.69	$26.85	$22.48	$18.79	$16.77

Total Return[c]	(4.24%)	19.44%	19.64%	12.05%	18.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,313	$19,502	$2,049	$1,500	$5,697
Ratios to average net assets:
Net investment income (loss)	(0.36%)	0.25%	(0.42%)	0.20%	(0.18%)
Total expenses	1.60%	1.58%	1.62%	1.59%	1.58%
Portfolio turnover rate	238%	395%	671%	472%	822%

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$24.46	$20.64	$17.40	$15.62	$13.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.19)	(.23)	(.06)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.97)	4.01	3.47	1.84	2.49
Total from investment operations	(1.21)	3.82	3.24	1.78	2.36
Less distributions from:
Net investment income	(.02)	—	—	—	(.01)
Total distributions	(.02)	—	—	—	(.01)
Net asset value, end of period	$23.23	$24.46	$20.64	$17.40	$15.62

Total Return[c]	(4.94%)	18.51%	18.62%	11.40%	17.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,532	$3,455	$2,503	$1,831	$2,603
Ratios to average net assets:
Net investment income (loss)	(1.04%)	(0.88%)	(1.16%)	(0.39%)	(0.96%)
Total expenses	2.35%	2.34%	2.37%	2.35%	2.35%
Portfolio turnover rate	238%	395%	671%	472%	822%

H-Class[d]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$26.22	$22.00	$18.45	$16.45	$13.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	.01	(.14)	(.01)	(.09)
Net gain (loss) on investments (realized and unrealized)	(1.02)	4.21	3.69	2.01	2.64
Total from investment operations	(1.13)	4.22	3.55	2.00	2.55
Less distributions from:
Net investment income	(.02)	—	—	—	(.01)
Total distributions	(.02)	—	—	—	(.01)
Net asset value, end of period	$25.07	$26.22	$22.00	$18.45	$16.45

Total Return[c]	(4.31%)	19.18%	19.24%	12.16%	18.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,407	$8,871	$5,391	$2,454	$3,979
Ratios to average net assets:
Net investment income (loss)	(0.44%)	0.05%	(0.64%)	(0.05%)	(0.66%)
Total expenses	1.71%	1.83%	1.87%	1.85%	1.84%
Portfolio turnover rate	238%	395%	671%	472%	822%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, and PC hardware and peripherals companies (“technology companies”).

For the one-year period ended March 31, 2016, Technology Fund Investor Class returned -1.14%, compared with 8.06% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 1.78%.

The internet software & services industry was the largest contributor to return, followed by the IT services industry. The technology hardware storage & peripheral industry detracted the most from return, followed by the semiconductors & semiconductor equipment industry.

Top contributing holdings were Microsoft Corp., Alphabet, Inc. — Class A, and Facebook, Inc. — Class A. Twitter, Inc., Micron Technology, Inc., and LinkedIn Corp. — Class A were the holdings detracting the most from performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class*	April 29, 1998

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.5%
Alphabet, Inc. — Class A	3.1%
Microsoft Corp.	3.0%
Facebook, Inc. — Class A	2.6%
Visa, Inc. — Class A	2.0%
Oracle Corp.	1.8%
Intel Corp.	1.8%
Cisco Systems, Inc.	1.7%
International Business Machines Corp.	1.7%
MasterCard, Inc. — Class A	1.4%
Top Ten Total	22.6%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

128 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-1.14%	7.68%	5.03%
A-Class Shares	-1.40%	7.38%	4.72%
A-Class Shares with sales charge†	-6.09%	6.34%	4.21%
C-Class Shares	-2.11%	6.59%	3.99%
C-Class Shares with CDSC‡	-3.09%	6.59%	3.99%
H-Class Shares**	-1.45%	7.18%	4.52%
S&P 500 Information Technology Index	8.06%	13.76%	9.23%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS	March 31, 2016
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Software – 22.8%
Microsoft Corp.	18,527	$1,023,246
Oracle Corp.	15,455	632,264
salesforce.com, Inc.*	4,564	336,960
Adobe Systems, Inc.*	3,508	329,050
Paychex, Inc.	5,108	275,883
Activision Blizzard, Inc.	7,369	249,366
Intuit, Inc.	2,346	244,007
Electronic Arts, Inc.*	3,481	230,129
Fiserv, Inc.*	2,186	224,240
VMware, Inc. — Class A*	4,246	222,108
Fidelity National Information Services, Inc.	3,414	216,140
Workday, Inc. — Class A*	2,610	200,552
Check Point Software Technologies Ltd.*	2,290	200,306
Autodesk, Inc.*	3,127	182,336
NetEase, Inc. ADR	1,260	180,911
Red Hat, Inc.*	2,327	173,385
First Data Corp. — Class A*	13,235	171,261
CA, Inc.	5,502	169,407
Citrix Systems, Inc.*	2,081	163,525
CyberArk Software Ltd.*	3,835	163,486
SAP SE ADR	2,018	162,288
ServiceNow, Inc.*	2,580	157,844
Akamai Technologies, Inc.*	2,765	153,651
ANSYS, Inc.*	1,500	134,190
CDK Global, Inc.	2,874	133,785
Broadridge Financial Solutions, Inc.	2,100	124,551
Jack Henry & Associates, Inc.	1,470	124,318
SS&C Technologies Holdings, Inc.	1,940	123,035
Nuance Communications, Inc.*	6,240	116,626
NetSuite, Inc.*	1,670	114,378
Rackspace Hosting, Inc.*	4,993	107,799
Ultimate Software Group, Inc.*	552	106,812
PTC, Inc.*	2,933	97,258
Tyler Technologies, Inc.*	750	96,458
Tableau Software, Inc. — Class A*	1,970	90,364
Take-Two Interactive Software, Inc.*	2,310	87,018
j2 Global, Inc.	1,340	82,517
Aspen Technology, Inc.*	2,210	79,847
Proofpoint, Inc.*	1,330	71,527
CommVault Systems, Inc.*	1,600	69,072
Qlik Technologies, Inc.*	2,350	67,962
Total Software		7,889,862

Internet - 17.7%
Alphabet, Inc. — Class A*	1,421	1,084,081
Facebook, Inc. — Class A*	7,860	896,825
Alibaba Group Holding Ltd. ADR*	4,790	378,554
Baidu, Inc. ADR*	1,686	321,824
Yahoo!, Inc.*	8,050	296,321
eBay, Inc.*	10,914	260,408
LinkedIn Corp. — Class A*	1,705	194,966
Expedia, Inc.	1,770	190,840
YY, Inc. ADR*	2,741	168,818
Symantec Corp.	9,118	167,588
58.com, Inc. ADR*	2,970	165,281
SouFun Holdings Ltd. ADR*	27,428	164,294
MercadoLibre, Inc.	1,393	164,165
Qihoo 360 Technology Company Ltd. ADR*	2,150	162,433
Twitter, Inc.*	9,810	162,356
Yandex N.V. — Class A*	10,560	161,779
SINA Corp.*	3,172	150,258
VeriSign, Inc.*	1,663	147,242
F5 Networks, Inc.*	1,238	131,042
CDW Corp.	3,080	127,820
Splunk, Inc.*	2,580	126,239
IAC/InterActiveCorp	1,970	92,748
FireEye, Inc.*	4,510	81,135
WebMD Health Corp. — Class A*	1,220	76,409
GrubHub, Inc.*	2,960	74,385
Pandora Media, Inc.*	7,104	63,581
Yelp, Inc. — Class A*	2,910	57,851
Stamps.com, Inc.*	530	56,328
Total Internet		6,125,571

Computers - 17.7%
Apple, Inc.	11,197	1,220,361
International Business Machines Corp.	3,818	578,236
EMC Corp.	13,285	354,044
Accenture plc — Class A	2,637	304,310
Cognizant Technology Solutions Corp. — Class A*	4,846	303,844
Hewlett Packard Enterprise Co.	15,385	272,776
HP, Inc.	18,625	229,460
SanDisk Corp.	2,557	194,537
Infosys Ltd. ADR	10,065	191,436
Western Digital Corp.	3,390	160,144
BlackBerry Ltd.*	19,620	158,726
Seagate Technology plc	4,393	151,339
Amdocs Ltd.	2,330	140,779
CSRA, Inc.	5,160	138,804
Synopsys, Inc.*	2,790	135,147
NetApp, Inc.	4,910	133,994
Cadence Design Systems, Inc.*	5,434	128,134
Computer Sciences Corp.	3,266	112,318
Fortinet, Inc.*	3,587	109,870
NCR Corp.*	3,400	101,762
Brocade Communications Systems, Inc.	9,560	101,145
Manhattan Associates, Inc.*	1,700	96,679
EPAM Systems, Inc.*	1,270	94,831
MAXIMUS, Inc.	1,740	91,594
Leidos Holdings, Inc.	1,820	91,582
Teradata Corp.*	3,305	86,723
VeriFone Systems, Inc.*	3,050	86,132
DST Systems, Inc.	760	85,705
3D Systems Corp.*	5,411	83,708

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
TECHNOLOGY FUND

	Shares	Value

NetScout Systems, Inc.*	3,140	$72,126
Stratasys Ltd.*	2,130	55,210
Lexmark International, Inc. — Class A	1,220	40,785
Total Computers		6,106,241

Semiconductors - 17.3%
Intel Corp.	18,815	608,664
QUALCOMM, Inc.	8,412	430,191
Texas Instruments, Inc.	6,506	373,574
Broadcom Ltd.	2,226	343,917
NXP Semiconductor N.V.*	3,047	247,020
Applied Materials, Inc.	11,507	243,718
Taiwan Semiconductor Manufacturing Company Ltd. ADR	9,127	239,127
NVIDIA Corp.	6,235	222,153
ARM Holdings plc ADR	5,040	220,198
Analog Devices, Inc.	3,450	204,206
Skyworks Solutions, Inc.	2,353	183,299
Lam Research Corp.	2,064	170,486
Marvell Technology Group Ltd.	16,425	169,342
ASML Holding N.V. — Class G	1,668	167,451
Xilinx, Inc.	3,525	167,191
Micron Technology, Inc.*	15,189	159,029
KLA-Tencor Corp.	2,178	158,580
Maxim Integrated Products, Inc.	4,271	157,087
Linear Technology Corp.	3,516	156,673
Microchip Technology, Inc.	3,231	155,734
Qorvo, Inc.*	2,627	132,427
IPG Photonics Corp.*	1,120	107,610
Microsemi Corp.*	2,701	103,475
Teradyne, Inc.	4,688	101,214
ON Semiconductor Corp.*	10,279	98,576
Atmel Corp.	11,237	91,244
Cavium, Inc.*	1,480	90,517
Synaptics, Inc.*	1,092	87,076
Cree, Inc.*	2,865	83,372
Cypress Semiconductor Corp.*	9,280	80,365
Integrated Device Technology, Inc.*	3,927	80,268
Cirrus Logic, Inc.*	1,967	71,618
Ambarella, Inc.*	1,350	60,345
Total Semiconductors		5,965,747

Commercial Services - 6.2%
PayPal Holdings, Inc.*	8,544	329,798
Automatic Data Processing, Inc.	3,403	305,283
FleetCor Technologies, Inc.*	1,210	179,988
Vantiv, Inc. — Class A*	3,060	164,873
Cimpress N.V.*	1,784	161,791
Western Union Co.	7,891	152,217
Total System Services, Inc.	3,143	149,544
Sabre Corp.	4,877	141,043
Global Payments, Inc.	2,150	140,395
Gartner, Inc.*	1,480	132,238
Booz Allen Hamilton Holding Corp.	3,370	102,044
Heartland Payment Systems, Inc.	1,030	99,467
WEX, Inc.*	1,100	91,696
Total Commercial Services		2,150,377

Electronics - 5.1%
Corning, Inc.	11,351	237,121
Amphenol Corp. — Class A	3,611	208,788
TE Connectivity Ltd.	3,287	203,531
Flextronics International Ltd.*	10,493	126,546
Avnet, Inc.	2,714	120,230
Arrow Electronics, Inc.*	1,836	118,257
Trimble Navigation Ltd.*	4,764	118,147
FLIR Systems, Inc.	3,220	106,099
Keysight Technologies, Inc.*	3,720	103,193
FEI Co.	1,100	97,911
Jabil Circuit, Inc.	4,930	95,001
Fitbit, Inc. — Class A*	5,900	89,385
Tech Data Corp.*	1,080	82,912
Knowles Corp.*	3,820	50,348
Total Electronics		1,757,469

Telecommunications - 5.1%
Cisco Systems, Inc.	20,592	586,254
Palo Alto Networks, Inc.*	1,150	187,611
Motorola Solutions, Inc.	2,279	172,521
Nokia Oyj ADR	28,263	167,034
Juniper Networks, Inc.	5,854	149,336
CommScope Holding Company, Inc.*	3,920	109,446
Ciena Corp.*	5,362	101,985
Arista Networks, Inc.*	1,610	101,591
ARRIS International plc*	4,392	100,665
Infinera Corp.*	4,380	70,343
Total Telecommunications		1,746,786

Diversified Financial Services - 4.1%
Visa, Inc. — Class A	8,842	676,236
MasterCard, Inc. — Class A	5,219	493,196
Alliance Data Systems Corp.*	749	164,780
Ellie Mae, Inc.*	960	87,014
Total Diversified Financial Services		1,421,226

Energy-Alternate Sources - 0.8%
Canadian Solar, Inc.*	7,630	147,106
First Solar, Inc.*	1,761	120,576
Total Energy-Alternate Sources		267,682

Auto Parts & Equipment - 0.5%
Mobileye N.V.*	4,756	177,351

Office & Business Equipment - 0.5%
Xerox Corp.	15,036	167,802

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
TECHNOLOGY FUND

	Shares	Value

Electrical Components & Equipment - 0.5%
SunPower Corp. — Class A*	3,460	$77,296
Belden, Inc.	1,241	76,173
Total Electrical Components & Equipment		153,469

Aerospace & Defense - 0.4%
Harris Corp.	1,900	147,934

Distribution & Wholesale - 0.3%
Ingram Micro, Inc. — Class A	3,190	114,553

Media - 0.3%
FactSet Research Systems, Inc.	720	109,102

Machinery-Diversified - 0.3%
Zebra Technologies Corp. — Class A*	1,320	91,080

Total Common Stocks
(Cost $25,520,028)		34,392,252

	Face Amount

REPURCHASE AGREEMENT††,1 - 0.5%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$184,493	184,493
Total Repurchase Agreement
(Cost $184,493)		184,493

Total Investments - 100.1%
(Cost $25,704,521)		$34,576,745
Other Assets & Liabilities, net - (0.1)%		(20,073)
Total Net Assets - 100.0%		$34,556,672

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$34,392,252	$—	$—	$34,392,252
Repurchase Agreement	—	184,493	—	184,493
Total	$34,392,252	$184,493	$—	$34,576,745

For the year ended March 31, 2016, there were no transfers between levels.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $25,520,028)	$34,392,252
Repurchase agreements, at value (cost $184,493)	184,493
Total investments (cost $25,704,521)	34,576,745
Cash	954
Receivables:
Fund shares sold	2,134,155
Dividends	16,079
Foreign taxes reclaim	2,356
Total assets	36,730,289

Liabilities:
Payable for:
Securities purchased	2,039,346
Fund shares redeemed	93,399
Management fees	21,260
Transfer agent and administrative fees	6,253
Distribution and service fees	4,034
Portfolio accounting fees	2,501
Miscellaneous	6,824
Total liabilities	2,173,617
Commitments and contingent liabilities (Note 10	—
Net assets	$34,556,672

Net assets consist of:
Paid in capital	$33,116,768
Accumulated net investment loss	(31,528)
Accumulated net realized loss on investments	(7,400,792)
Net unrealized appreciation on investments	8,872,224
Net assets	$34,556,672

Investor Class:
Net assets	$22,166,613
Capital shares outstanding	366,221
Net asset value per share	$60.53

A-Class:
Net assets	$8,327,124
Capital shares outstanding	146,386
Net asset value per share	$56.88
Maximum offering price per share (Net asset value divided by 95.25%)	$59.72

C-Class:
Net assets	$2,233,673
Capital shares outstanding	42,651
Net asset value per share	$52.37

H-Class:
Net assets	$1,829,262
Capital shares outstanding	32,828
Net asset value per share	$55.72

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends	$479,793
Income from securities lending, net	6,985
Interest	157
Total investment income	486,935

Expenses:
Management fees	328,674
Transfer agent and administrative fees	96,669
Distribution and service fees:
A-Class	13,790
C-Class	26,415
H-Class**	17,450
Portfolio accounting fees	38,667
Custodian fees	4,573
Trustees’ fees*	2,629
Line of credit fees	143
Miscellaneous	48,220
Total expenses	577,230
Net investment loss	(90,295)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	123,656
Net realized gain	123,656
Net change in unrealized appreciation (depreciation) on:
Investments	(4,049,840)
Net change in unrealized appreciation (depreciation)	(4,049,840)
Net realized and unrealized loss	(3,926,184)
Net decrease in net assets resulting from operations	$(4,016,479)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(90,295)	$(120,266)
Net realized gain on investments	123,656	848,143
Net change in unrealized appreciation (depreciation) on investments	(4,049,840)	516,435
Net increase (decrease) in net assets resulting from operations	(4,016,479)	1,244,312

Capital share transactions:
Proceeds from sale of shares
Investor Class	99,486,819	78,754,571
A-Class	20,272,499	18,659,402
C-Class	17,598,381	21,038,252
H-Class*	60,138,342	30,346,789
Cost of shares redeemed
Investor Class	(94,488,616)	(92,812,678)
A-Class	(21,811,056)	(14,187,804)
C-Class	(18,142,641)	(21,139,205)
H-Class*	(60,639,611)	(34,217,663)
Net increase (decrease) from capital share transactions	2,414,117	(13,558,336)
Net decrease in net assets	(1,602,362)	(12,314,024)

Net assets:
Beginning of year	36,159,034	48,473,058
End of year	$34,556,672	$36,159,034
Accumulated net investment loss at end of year	$(31,528)	$(178,794)

Capital share activity:
Shares sold
Investor Class	1,642,615	1,362,713
A-Class	358,240	328,301
C-Class	332,333	413,675
H-Class*	1,063,419	573,554
Shares redeemed
Investor Class	(1,610,504)	(1,616,398)
A-Class	(384,505)	(266,905)
C-Class	(344,075)	(416,613)
H-Class*	(1,080,659)	(656,798)
Net decrease in shares	(23,136)	(278,471)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$61.23	$55.90	$43.58	$42.92	$41.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.10)	(.09)	.03	(.03)
Net gain (loss) on investments (realized and unrealized)	(.64)	5.43	12.41	.63	1.14
Total from investment operations	(.70)	5.33	12.32	.66	1.11
Net asset value, end of period	$60.53	$61.23	$55.90	$43.58	$42.92

Total Return[b]	(1.14%)	9.53%	28.24%	1.54%	2.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,167	$20,458	$32,858	$8,325	$19,985
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.17%)	(0.18%)	0.10%	(0.10%)
Total expenses	1.35%	1.35%	1.37%	1.35%	1.36%
Portfolio turnover rate	388%	280%	321%	324%	487%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$57.69	$52.79	$41.30	$40.76	$39.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.21)	(.23)	(.09)	(.30)
Net gain (loss) on investments (realized and unrealized)	(.67)	5.11	11.72	.63	1.23
Total from investment operations	(.81)	4.90	11.49	.54	.93
Net asset value, end of period	$56.88	$57.69	$52.79	$41.30	$40.76

Total Return[b]	(1.40%)	9.28%	27.79%	1.32%	2.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,327	$9,960	$5,873	$1,998	$7,367
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.39%)	(0.47%)	(0.27%)	(0.76%)
Total expenses	1.60%	1.59%	1.62%	1.59%	1.59%
Portfolio turnover rate	388%	280%	321%	324%	487%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$53.50	$49.30	$38.84	$38.65	$38.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.59)	(.58)	(.50)	(.33)	(.51)
Net gain (loss) on investments (realized and unrealized)	(.54)	4.78	10.96	.52	1.09
Total from investment operations	(1.13)	4.20	10.46	.19	.58
Net asset value, end of period	$52.37	$53.50	$49.30	$38.84	$38.65

Total Return[b]	(2.11%)	8.52%	26.90%	0.54%	1.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,234	$2,910	$2,827	$1,715	$2,743
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(1.13%)	(1.13%)	(0.90%)	(1.45%)
Total expenses	2.35%	2.35%	2.37%	2.35%	2.36%
Portfolio turnover rate	388%	280%	321%	324%	487%

H-Class[d]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$56.54	$51.87	$40.65	$40.22	$39.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.37)	(.27)	(.12)	(.33)
Net gain (loss) on investments (realized and unrealized)	(.59)	5.04	11.49	.55	1.16
Total from investment operations	(.82)	4.67	11.22	.43	.83
Net asset value, end of period	$55.72	$56.54	$51.87	$40.65	$40.22

Total Return[b]	(1.45%)	9.00%	27.60%	1.04%	2.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,829	$2,831	$6,915	$1,286	$2,361
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.69%)	(0.54%)	(0.33%)	(0.87%)
Total expenses	1.68%	1.85%	1.87%	1.85%	1.85%
Portfolio turnover rate	388%	280%	321%	324%	487%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“telecommunications companies”).

For the one-year period ended March 31, 2016, Telecommunications Fund Investor Class returned -2.49%, compared with 18.74% for the S&P 500 Telecommunications Services Index. The broader S&P 500 Index returned 1.78%.

The diversified telecommunication services industry contributed the most to the Fund’s return, followed by the real estate investment trusts (REITs) industry. The semiconductors & semiconductor equipment industry was the leading detractor from return, followed by the wireless telecommunication services industry.

AT&T, Inc., Verizon Communications, Inc., and Cisco Systems, Inc. were the strongest performers for the period. QUALCOMM, Inc., Sierra Wireless, Inc., and Sprint Corp. detracted the most from performance during the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class*	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	9.5%
Verizon Communications, Inc.	9.1%
Cisco Systems, Inc.	7.3%
QUALCOMM, Inc.	5.4%
T-Mobile US, Inc.	3.5%
Crown Castle International Corp.	3.3%
Level 3 Communications, Inc.	2.6%
CenturyLink, Inc.	2.6%
Palo Alto Networks, Inc.	2.4%
Sprint Corp.	2.4%
Top Ten Total	48.1%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

THE RYDEX FUNDS ANNUAL REPORT | 137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-2.49%	0.81%	-0.10%
A-Class Shares	-2.90%	0.56%	-0.37%
A-Class Shares with sales charge†	-7.52%	-0.41%	-0.86%
C-Class Shares	-3.59%	-0.06%	-0.99%
C-Class Shares with CDSC‡	-4.51%	-0.06%	-0.99%
H-Class Shares**	-2.95%	0.32%	-0.57%
S&P 500 Telecommunication Services Index	18.74%	10.66%	7.69%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

138 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 100.0%

Telecommunications – 79.9%
AT&T, Inc.	75,672	$2,964,073
Verizon Communications, Inc.	52,520	2,840,282
Cisco Systems, Inc.	80,484	2,291,380
T-Mobile US, Inc.*	28,387	1,087,223
Level 3 Communications, Inc.*	15,610	824,988
CenturyLink, Inc.	25,359	810,474
Palo Alto Networks, Inc.*	4,651	758,764
Sprint Corp.*	212,376	739,068
Motorola Solutions, Inc.	9,453	715,593
Juniper Networks, Inc.	22,906	584,332
Frontier Communications Corp.	89,253	498,924
Vodafone Group plc ADR	14,656	469,725
Zayo Group Holdings, Inc.*	19,130	463,711
America Movil SAB de CV — Class L ADR	28,763	446,689
CommScope Holding Company, Inc.*	15,741	439,489
Nokia Oyj ADR	72,846	430,520
China Mobile Ltd. ADR	7,578	420,200
Arista Networks, Inc.*	6,503	410,339
ARRIS International plc*	17,621	403,873
EchoStar Corp. — Class A*	8,797	389,619
BCE, Inc.	8,279	377,026
Telefonaktiebolaget LM Ericsson ADR	36,898	370,087
ViaSat, Inc.*	4,905	360,419
Telephone & Data Systems, Inc.	11,811	355,393
Telefonica Brasil S.A. ADR	27,495	343,413
Rogers Communications, Inc. — Class B	8,310	332,566
Nippon Telegraph & Telephone Corp. ADR	7,630	329,921
Telefonica S.A. ADR	29,523	328,591
VimpelCom Ltd. ADR	75,514	321,690
SK Telecom Company Ltd. ADR	15,784	318,363
Tim Participacoes S.A. ADR	28,563	315,907
Ubiquiti Networks, Inc.*	9,467	314,967
Ciena Corp.*	16,294	309,912
Infinera Corp.*	17,596	282,592
InterDigital, Inc.	4,911	273,297
Finisar Corp.*	14,627	266,796
Viavi Solutions, Inc.*	35,444	243,146
Consolidated Communications Holdings, Inc.	8,912	229,573
Polycom, Inc.*	20,551	229,144
Plantronics, Inc.	5,739	224,911
NETGEAR, Inc.*	5,468	220,743
ADTRAN, Inc.	9,587	193,849
Ruckus Wireless, Inc.*	17,973	176,315
Iridium Communications, Inc.*	21,263	167,340
Windstream Holdings, Inc.	20,230	155,366
Total Telecommunications		25,030,593

Semiconductors - 5.3%
QUALCOMM, Inc.	32,806	1,677,698

Computers - 4.2%
Brocade Communications Systems, Inc.	37,360	395,269
BlackBerry Ltd.*	46,222	373,936
NetScout Systems, Inc.*	12,736	292,546
Lumentum Holdings, Inc.*	9,076	244,780
Total Computers		1,306,531

REITs - 3.3%
Crown Castle International Corp.	12,106	1,047,169

Internet - 3.2%
F5 Networks, Inc.*	5,024	531,790
Cogent Communications Holdings, Inc.	6,699	261,462
8x8, Inc.*	19,490	196,069
Total Internet		989,321

Engineering & Construction - 2.2%
SBA Communications Corp. — Class A*	6,756	676,748

Aerospace & Defense - 1.9%
Harris Corp.	7,701	599,600

Total Common Stocks
(Cost $28,750,969)		31,327,660

RIGHTS††† - 0.0%
Leap Wireless International, Inc.
Expires 03/06/17	1,848	—
Total Rights
(Cost $4,327)		—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
TELECOMMUNICATIONS FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,1 - 0.9%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$282,461	$282,461
Total Repurchase Agreement
(Cost $282,461)		282,461

Total Investments - 100.9%
(Cost $29,037,757)		$31,610,121
Other Assets & Liabilities, net - (0.9)%		(267,564)
Total Net Assets - 100.0%		$31,342,557

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$31,327,660	$—	$—	$31,327,660
Repurchase Agreement	—	282,461	—	282,461
Rights	—	—	—	—
Total	$31,327,660	$282,461	$—	$31,610,121

For the year ended March 31, 2016, there were no transfers between levels.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $28,755,296)	$31,327,660
Repurchase agreements, at value (cost $282,461)	282,461
Total investments (cost $29,037,757)	31,610,121
Cash	4,103
Receivables:
Fund shares sold	103,005
Dividends	15,938
Foreign taxes reclaim	925
Total assets	31,734,092

Liabilities:
Payable for:
Fund shares redeemed	355,482
Management fees	20,182
Transfer agent and administrative fees	5,936
Distribution and service fees	2,821
Portfolio accounting fees	2,374
Miscellaneous	4,740
Total liabilities	391,535
Commitments and contingent liabilities (Note 10)	—
Net assets	$31,342,557

Net assets consist of:
Paid in capital	$34,680,782
Undistributed net investment income	79,745
Accumulated net realized loss on investments	(5,990,334)
Net unrealized appreciation on investments	2,572,364
Net assets	$31,342,557

Investor Class:
Net assets	$19,198,224
Capital shares outstanding	447,417
Net asset value per share	$42.91

A-Class:
Net assets	$1,543,961
Capital shares outstanding	38,711
Net asset value per share	$39.88
Maximum offering price per share (Net asset value divided by 95.25%)	$41.87

C-Class:
Net assets	$247,914
Capital shares outstanding	6,805
Net asset value per share	$36.43

H-Class:
Net assets	$10,352,458
Capital shares outstanding	266,447
Net asset value per share	$38.85

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $8,130)	$252,182
Income from securities lending, net	1,557
Interest	34
Total investment income	253,773

Expenses:
Management fees	91,748
Transfer agent and administrative fees	26,985
Distribution and service fees:
A-Class	3,097
C-Class	4,240
H-Class**	4,977
Portfolio accounting fees	10,794
Custodian fees	1,347
Trustees’ fees*	466
Line of credit fees	100
Tax expense	33
Miscellaneous	13,639
Total expenses	157,426
Net investment income	96,347

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,013,651)
Net realized loss	(1,013,651)
Net change in unrealized appreciation (depreciation) on:
Investments	1,646,482
Net change in unrealized appreciation (depreciation)	1,646,482
Net realized and unrealized gain	632,831
Net increase in net assets resulting from operations	$729,178

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$96,347	$80,748
Net realized gain (loss) on investments	(1,013,651)	204,448
Net change in unrealized appreciation (depreciation) on investments	1,646,482	(310,801)
Net increase (decrease) in net assets resulting from operations	729,178	(25,605)

Distributions to shareholders from:
Net investment income
Investor Class	(53,710)	(45,635)
A-Class	(14,192)	(16,000)
C-Class	(14,927)	(21,884)
H-Class*	(14,554)	(14,600)
Total distributions to shareholders	(97,383)	(98,119)

Capital share transactions:
Proceeds from sale of shares
Investor Class	74,044,688	18,075,159
A-Class	10,919,225	4,615,685
C-Class	11,849,862	24,640,143
H-Class*	19,440,257	12,552,746
Distributions reinvested
Investor Class	52,983	44,841
A-Class	14,149	16,000
C-Class	14,893	19,446
H-Class*	14,553	14,600
Cost of shares redeemed
Investor Class	(55,976,185)	(19,374,802)
A-Class	(9,651,492)	(6,763,959)
C-Class	(12,071,566)	(24,414,344)
H-Class*	(10,361,614)	(12,596,170)
Net increase (decrease) from capital share transactions	28,289,753	(3,170,655)
Net increase (decrease) in net assets	28,921,548	(3,294,379)

Net assets:
Beginning of year	2,421,009	5,715,388
End of year	$31,342,557	$2,421,009
Undistributed net investment income at end of year	$79,745	$80,748

Capital share activity:
Shares sold
Investor Class	1,679,168	392,906
A-Class	264,455	105,986
C-Class	312,004	611,975
H-Class*	531,126	294,638
Shares issued from reinvestment of distributions
Investor Class	1,285	971
A-Class	370	370
C-Class	424	486
H-Class*	390	346
Shares redeemed
Investor Class	(1,261,930)	(419,860)
A-Class	(236,776)	(157,255)
C-Class	(318,305)	(606,562)
H-Class*	(268,701)	(298,908)
Net increase (decrease) in shares	703,510	(74,907)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$45.56	$45.51	$40.76	$41.52	$47.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.72	1.06	.81	1.23
Net gain (loss) on investments (realized and unrealized)	(1.64)	.63	4.26	(.67)	(5.52)
Total from investment operations	(1.20)	1.35	5.32	.14	(4.29)
Less distributions from:
Net investment income	(1.45)	(1.30)	(.57)	(.90)	(1.32)
Total distributions	(1.45)	(1.30)	(.57)	(.90)	(1.32)
Net asset value, end of period	$42.91	$45.56	$45.51	$40.76	$41.52

Total Return[b]	(2.49%)	2.93%	13.12%	0.50%	(8.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,198	$1,316	$2,497	$2,970	$7,028
Ratios to average net assets:
Net investment income (loss)	0.97%	1.55%	2.47%	2.06%	2.86%
Total expenses	1.34%	1.36%	1.38%	1.35%	1.36%
Portfolio turnover rate	660%	804%	1,271%	1,550%	793%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$42.63	$42.74	$38.44	$39.27	$44.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.58	.72	.72	.54
Net gain (loss) on investments (realized and unrealized)	(1.88)	.61	4.15	(.65)	(4.67)
Total from investment operations	(1.30)	1.19	4.87	.07	(4.13)
Less distributions from:
Net investment income	(1.45)	(1.30)	(.57)	(.90)	(1.32)
Total distributions	(1.45)	(1.30)	(.57)	(.90)	(1.32)
Net asset value, end of period	$39.88	$42.63	$42.74	$38.44	$39.27

Total Return[b]	(2.90%)	2.75%	12.80%	0.30%	(8.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,544	$454	$2,631	$553	$1,566
Ratios to average net assets:
Net investment income (loss)	1.41%	1.35%	1.79%	1.98%	1.41%
Total expenses	1.59%	1.60%	1.63%	1.61%	1.60%
Portfolio turnover rate	660%	804%	1,271%	1,550%	793%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$39.35	$39.89	$36.00	$37.04	$42.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.06	.54	.48	.15
Net gain (loss) on investments (realized and unrealized)	(1.46)	.70	3.92	(.62)	(4.36)
Total from investment operations	(1.47)	.76	4.46	(.14)	(4.21)
Less distributions from:
Net investment income	(1.45)	(1.30)	(.57)	(.90)	(1.32)
Total distributions	(1.45)	(1.30)	(.57)	(.90)	(1.32)
Net asset value, end of period	$36.43	$39.35	$39.89	$36.00	$37.04

Total Return[b]	(3.59%)	1.86%	12.49%	(0.24%)	(9.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$248	$499	$271	$784	$672
Ratios to average net assets:
Net investment income (loss)	(0.03%)	0.14%	1.42%	1.41%	0.39%
Total expenses	2.35%	2.35%	2.38%	2.36%	2.36%
Portfolio turnover rate	660%	804%	1,271%	1,550%	793%

H-Class[d]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]
Per Share Data
Net asset value, beginning of period	$41.59	$41.86	$37.75	$38.69	$44.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.60	.29	.57	.66
Net gain (loss) on investments (realized and unrealized)	(1.46)	.43	4.39	(.61)	(4.86)
Total from investment operations	(1.29)	1.03	4.68	(.04)	(4.20)
Less distributions from:
Net investment income	(1.45)	(1.30)	(.57)	(.90)	(1.32)
Total distributions	(1.45)	(1.30)	(.57)	(.90)	(1.32)
Net asset value, end of period	$38.85	$41.59	$41.86	$37.75	$38.69

Total Return[b]	(2.95%)	2.42%	12.53%	(0.01%)	(9.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,352	$151	$316	$133	$200
Ratios to average net assets:
Net investment income (loss)	0.44%	1.40%	0.74%	1.59%	1.65%
Total expenses	1.64%	1.86%	1.88%	1.86%	1.85%
Portfolio turnover rate	660%	804%	1,271%	1,550%	793%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“transportation companies”).

For the one-year period ended March 31, 2016, Transportation Fund Investor Class returned -10.80%, compared with 3.21% for the S&P 500 Industrials Index. The broader S&P 500 Index returned 1.78%.

The airlines industry was the largest contributor to return, followed by the air freight & logistics industry. The road & rail industry was the leading detractor from return, followed by the automobiles industry.

Hawaiian Holdings, Inc., United Parcel Service, Inc. — Class B, and Alaska Air Group, Inc. were the biggest contributors to performance for the period. Hertz Global Holdings, Inc., Union Pacific Corp., and BorgWarner, Inc. detracted the most from performance during the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class*	June 9, 1998

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	5.0%
Union Pacific Corp.	4.1%
Ford Motor Co.	3.8%
General Motors Co.	3.6%
FedEx Corp.	3.3%
Delta Air Lines, Inc.	3.2%
Tesla Motors, Inc.	2.8%
Southwest Airlines Co.	2.8%
Johnson Controls, Inc.	2.6%
American Airlines Group, Inc.	2.6%
Top Ten Total	33.8%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

THE RYDEX FUNDS ANNUAL REPORT | 145

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-10.80%	10.77%	5.15%
A-Class Shares	-11.01%	10.50%	4.90%
A-Class Shares with sales charge†	-15.23%	9.43%	4.40%
C-Class Shares	-11.69%	9.69%	4.10%
C-Class Shares with CDSC‡	-12.57%	9.69%	4.10%
H-Class Shares**	-11.04%	10.28%	4.67%
S&P 500 Industrials Index	3.21%	10.76%	7.06%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

146 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Transportation - 38.9%
United Parcel Service, Inc. — Class B	14,788	$1,559,691
Union Pacific Corp.	16,059	1,277,494
FedEx Corp.	6,306	1,026,112
Norfolk Southern Corp.	9,496	790,542
CSX Corp.	30,353	781,590
CH Robinson Worldwide, Inc.	7,106	527,478
Canadian Pacific Railway Ltd.	3,957	525,054
J.B. Hunt Transport Services, Inc.	5,819	490,192
Kansas City Southern	5,623	480,485
Expeditors International of Washington, Inc.	9,839	480,242
Canadian National Railway Co.	6,460	403,492
Old Dominion Freight Line, Inc.*	5,538	385,556
Genesee & Wyoming, Inc. — Class A*	4,731	296,634
Ryder System, Inc.	4,530	293,453
Kirby Corp.*	4,700	283,363
XPO Logistics, Inc.*	9,152	280,966
Swift Transportation Co. — Class A*	13,862	258,249
Landstar System, Inc.	3,996	258,182
Knight Transportation, Inc.	8,939	233,755
Werner Enterprises, Inc.	8,247	223,989
Matson, Inc.	5,175	207,880
Hub Group, Inc. — Class A*	4,809	196,159
Heartland Express, Inc.	10,482	194,441
Forward Air Corp.	4,160	188,531
Atlas Air Worldwide Holdings, Inc.*	3,798	160,541
Echo Global Logistics, Inc.*	5,172	140,472
ArcBest Corp.	5,317	114,794
Total Transportation		12,059,337

Airlines - 19.7%
Delta Air Lines, Inc.	20,324	989,371
Southwest Airlines Co.	19,606	878,349
American Airlines Group, Inc.	19,391	795,225
United Continental Holdings, Inc.*	12,578	752,919
Alaska Air Group, Inc.	6,317	518,120
JetBlue Airways Corp.*	20,795	439,190
Ryanair Holdings plc ADR	3,946	338,646
Copa Holdings S.A. — Class A	4,677	316,867
Spirit Airlines, Inc.*	6,184	296,708
Allegiant Travel Co. — Class A	1,523	271,185
Hawaiian Holdings, Inc.*	5,551	261,952
Virgin America, Inc.*	6,151	237,183
Total Airlines		6,095,715

Auto Parts & Equipment - 17.3%
Johnson Controls, Inc.	20,664	805,277
Delphi Automotive plc	9,786	734,146
Goodyear Tire & Rubber Co.	14,717	485,367
BorgWarner, Inc.	12,023	461,683
Lear Corp.	4,138	460,021
Autoliv, Inc.	3,455	409,348
Magna International, Inc.	9,030	387,929
Visteon Corp.	3,571	284,216
Tenneco, Inc.*	5,318	273,930
Cooper Tire & Rubber Co.	6,345	234,892
Dana Holding Corp.	16,282	229,413
Dorman Products, Inc.*	4,081	222,088
Gentherm, Inc.*	4,750	197,553
American Axle & Manufacturing Holdings, Inc.*	11,036	169,844
Total Auto Parts & Equipment		5,355,707

Auto Manufacturers - 15.7%
Ford Motor Co.	87,169	1,176,781
General Motors Co.	35,108	1,103,444
Tesla Motors, Inc.*	3,841	882,547
Tata Motors Ltd. ADR*	13,556	393,802
Fiat Chrysler Automobiles N.V.	43,182	348,047
Toyota Motor Corp. ADR	3,233	343,733
Ferrari N.V.*	7,318	305,161
Honda Motor Company Ltd. ADR	11,118	303,966
Total Auto Manufacturers		4,857,481

Commercial Services - 3.0%
Macquarie Infrastructure Corp.	5,512	371,729
Hertz Global Holdings, Inc.*	30,560	321,798
Avis Budget Group, Inc.*	9,054	247,717
Total Commercial Services		941,244

Leisure Time - 1.6%
Harley-Davidson, Inc.	9,818	503,958

Trucking & Leasing - 1.3%
AMERCO	1,140	407,333

Electronics - 1.1%
Gentex Corp.	21,818	342,324

Home Builders - 1.0%
Thor Industries, Inc.	4,703	299,910

Total Common Stocks
(Cost $21,840,616)		30,863,009

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
TRANSPORTATION FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,1 - 0.8%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$240,047	$240,047
Total Repurchase Agreement
(Cost $240,047)		240,047

Total Investments - 100.4%
(Cost $22,080,663)		$31,103,056
Other Assets & Liabilities, net - (0.4)%		(117,696)
Total Net Assets - 100.0%		$30,985,360

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$30,863,009	$—	$—	$30,863,009
Repurchase Agreement	—	240,047	—	240,047
Total	$30,863,009	$240,047	$—	$31,103,056

For the year ended March 31, 2016, there were no transfers between levels.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $21,840,616)	$30,863,009
Repurchase agreements, at value (cost $240,047)	240,047
Total investments (cost $22,080,663)	31,103,056
Cash	1,177
Receivables:
Fund shares sold	78,264
Dividends	9,747
Total assets	31,192,244

Liabilities:
Payable for:
Fund shares redeemed	176,000
Management fees	15,862
Transfer agent and administrative fees	4,666
Distribution and service fees	3,671
Portfolio accounting fees	1,866
Miscellaneous	4,819
Total liabilities	206,884
Commitments and contingent liabilities (Note 10)	—
Net assets	$30,985,360

Net assets consist of:
Paid in capital	$30,474,780
Undistributed net investment income	45,613
Accumulated net realized loss on investments	(8,557,426)
Net unrealized appreciation on investments	9,022,393
Net assets	$30,985,360

Investor Class:
Net assets	$13,637,737
Capital shares outstanding	295,027
Net asset value per share	$46.23

A-Class:
Net assets	$5,339,688
Capital shares outstanding	124,557
Net asset value per share	$42.87
Maximum offering price per share (Net asset value divided by 95.25%)	$45.01

C-Class:
Net assets	$2,977,039
Capital shares outstanding	74,259
Net asset value per share	$40.09

H-Class:
Net assets	$9,030,896
Capital shares outstanding	216,517
Net asset value per share	$41.71

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $6,757)	$549,656
Income from securities lending, net	3,708
Interest	100
Total investment income	553,464

Expenses:
Management fees	281,247
Transfer agent and administrative fees	82,719
Distribution and service fees:
A-Class	18,700
C-Class	36,147
H-Class**	9,348
Portfolio accounting fees	33,088
Registration fees	33,808
Custodian fees	3,814
Trustees’ fees*	3,086
Line of credit fees	492
Miscellaneous	5,402
Total expenses	507,851
Net investment income	45,613

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,642,987
Net realized gain	12,642,987
Net change in unrealized appreciation (depreciation) on:
Investments	(19,150,904)
Net change in unrealized appreciation (depreciation)	(19,150,904)
Net realized and unrealized loss	(6,507,917)
Net decrease in net assets resulting from operations	$(6,462,304)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$45,613	$185,996
Net realized gain on investments	12,642,987	618,158
Net change in unrealized appreciation (depreciation) on investments	(19,150,904)	8,404,635
Net increase (decrease) in net assets resulting from operations	(6,462,304)	9,208,789

Distributions to shareholders from:
Net investment income
Investor Class	(68,541)	—
A-Class	(39,806)	—
C-Class	(17,180)	—
H-Class*	(6,812)	—
Total distributions to shareholders	(132,339)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	59,874,682	225,561,497
A-Class	9,344,709	41,341,080
C-Class	13,489,052	28,834,797
H-Class*	25,514,022	41,190,056
Distributions reinvested
Investor Class	66,183	—
A-Class	37,973	—
C-Class	16,835	—
H-Class*	6,762	—
Cost of shares redeemed
Investor Class	(85,095,507)	(232,830,435)
A-Class	(18,030,528)	(40,894,730)
C-Class	(16,300,469)	(26,857,147)
H-Class*	(22,304,004)	(37,870,325)
Net decrease from capital share transactions	(33,380,290)	(1,525,207)
Net increase (decrease) in net assets	(39,974,933)	7,683,582

Net assets:
Beginning of year	70,960,293	63,276,711
End of year	$30,985,360	$70,960,293
Undistributed net investment income at end of year	$45,613	$132,339

Capital share activity:
Shares sold
Investor Class	1,248,273	4,633,899
A-Class	212,086	919,079
C-Class	323,931	671,966
H-Class*	585,638	922,719
Shares issued from reinvestment of distributions
Investor Class	1,414	—
A-Class	874	—
C-Class	413	—
H-Class*	160	—
Shares redeemed
Investor Class	(1,779,677)	(4,795,289)
A-Class	(405,659)	(912,772)
C-Class	(390,453)	(626,094)
H-Class*	(501,890)	(853,724)
Net decrease in shares	(704,890)	(40,216)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$52.06	$44.63	$32.07	$26.96	$27.85
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.18	(.04)	(.07)	(.06)
Net gain (loss) on investments (realized and unrealized)	(5.78)	7.25	12.60	5.18	(.83)
Total from investment operations	(5.62)	7.43	12.56	5.11	(.89)
Less distributions from:
Net investment income	(.21)	—	—	—	—
Total distributions	(.21)	—	—	—	—
Net asset value, end of period	$46.23	$52.06	$44.63	$32.07	$26.96

Total Return[b]	(10.80%)	16.65%	39.16%	18.95%	(3.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,638	$42,947	$44,021	$78,644	$8,031
Ratios to average net assets:
Net investment income (loss)	0.33%	0.37%	(0.09%)	(0.25%)	(0.22%)
Total expenses	1.34%	1.35%	1.37%	1.37%	1.35%
Portfolio turnover rate	219%	247%	593%	737%	1,082%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$48.41	$41.61	$29.96	$25.25	$26.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.05	(.11)	(.01)	(.12)
Net gain (loss) on investments (realized and unrealized)	(5.37)	6.75	11.76	4.72	(.78)
Total from investment operations	(5.33)	6.80	11.65	4.71	(.90)
Less distributions from:
Net investment income	(.21)	—	—	—	—
Total distributions	(.21)	—	—	—	—
Net asset value, end of period	$42.87	$48.41	$41.61	$29.96	$25.25

Total Return[b]	(11.01%)	16.34%	38.89%	18.70%	(3.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,340	$15,359	$12,938	$4,558	$1,600
Ratios to average net assets:
Net investment income (loss)	0.08%	0.12%	(0.28%)	(0.05%)	(0.51%)
Total expenses	1.60%	1.60%	1.62%	1.60%	1.61%
Portfolio turnover rate	219%	247%	593%	737%	1,082%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$45.63	$39.52	$28.67	$24.34	$25.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.27)	(.37)	(.26)	(.29)
Net gain (loss) on investments (realized and unrealized)	(5.09)	6.38	11.22	4.59	(.75)
Total from investment operations	(5.33)	6.11	10.85	4.33	(1.04)
Less distributions from:
Net investment income	(.21)	—	—	—	—
Total distributions	(.21)	—	—	—	—
Net asset value, end of period	$40.09	$45.63	$39.52	$28.67	$24.34

Total Return[b]	(11.69%)	15.46%	37.84%	17.79%	(4.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,977	$6,405	$3,734	$2,727	$2,729
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.62%)	(1.07%)	(1.06%)	(1.24%)
Total expenses	2.35%	2.35%	2.37%	2.35%	2.35%
Portfolio turnover rate	219%	247%	593%	737%	1,082%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$47.12	$40.61	$29.32	$24.76	$25.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.10)	(.18)	(.15)	(.14)
Net gain (loss) on investments (realized and unrealized)	(5.11)	6.61	11.47	4.71	(.80)
Total from investment operations	(5.20)	6.51	11.29	4.56	(.94)
Less distributions from:
Net investment income	(.21)	—	—	—	—
Total distributions	(.21)	—	—	—	—
Net asset value, end of period	$41.71	$47.12	$40.61	$29.32	$24.76

Total Return[b]	(11.04%)	16.03%	38.51%	18.42%	(3.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,031	$6,249	$2,583	$4,483	$2,355
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.22%)	(0.50%)	(0.57%)	(0.55%)
Total expenses	1.72%	1.85%	1.87%	1.86%	1.86%
Portfolio turnover rate	219%	247%	593%	737%	1,082%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“utilities companies”).

For the one-year period ended March 31, 2016, Utilities Fund Investor Class returned 10.61%, compared with 15.96% for the S&P 500 Utilities Index. The broader S&P 500 Index returned 1.78%.

The electric utilities industry provided the largest contribution to return, followed by the multi-utilities segment. The independent power & renewable electricity producers detracted the most from return, followed by the oil, gas & consumable fuels industry.

Southern Co., NextEra Energy, Inc., and Consolidated Edison, Inc. were the best-performing holdings over the period, while TerraForm Power, Inc.—Class A, NRG Energy, Inc., and Dynegy, Inc. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class*	April 3, 2000

Ten Largest Holdings (% of Total Net Assets)
Duke Energy Corp.	3.5%
NextEra Energy, Inc.	3.4%
Southern Co.	3.2%
Dominion Resources, Inc.	3.1%
Exelon Corp.	2.7%
American Electric Power Company, Inc.	2.7%
PG&E Corp.	2.5%
Sempra Energy	2.4%
PPL Corp.	2.4%
Public Service Enterprise Group, Inc.	2.3%
Top Ten Total	28.2%

“Ten Largest Holdings” excludes any temporary cash investments.

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

THE RYDEX FUNDS ANNUAL REPORT | 153

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	10.61%	10.92%	7.82%
A-Class Shares	10.38%	10.65%	7.56%
A-Class Shares with sales charge†	5.14%	9.58%	7.03%
C-Class Shares	9.55%	9.81%	6.74%
C-Class Shares with CDSC‡	8.55%	9.81%	6.74%
H-Class Shares**	10.31%	10.41%	7.31%
S&P 500 Utilities Index	15.96%	13.68%	9.10%
S&P 500 Index	1.78%	11.58%	7.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

154 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Electric - 73.8%
Duke Energy Corp.	38,839	$3,133,530
NextEra Energy, Inc.	26,001	3,076,957
Southern Co.	56,119	2,903,035
Dominion Resources, Inc.	37,248	2,798,069
Exelon Corp.	67,966	2,437,260
American Electric Power Company, Inc.	36,166	2,401,422
PG&E Corp.	37,973	2,267,748
PPL Corp.	55,686	2,119,966
Public Service Enterprise Group, Inc.	43,571	2,053,937
Edison International	28,258	2,031,468
Consolidated Edison, Inc.	25,974	1,990,128
Xcel Energy, Inc.	45,994	1,923,469
WEC Energy Group, Inc.	30,537	1,834,358
Eversource Energy	30,533	1,781,295
DTE Energy Co.	18,774	1,702,051
FirstEnergy Corp.	45,195	1,625,664
Entergy Corp.	19,767	1,567,128
Ameren Corp.	29,476	1,476,748
Avangrid, Inc.	36,690	1,471,636
CMS Energy Corp.	34,054	1,445,252
SCANA Corp.	19,208	1,347,441
Alliant Energy Corp.	16,512	1,226,511
Pinnacle West Capital Corp.	16,154	1,212,681
AES Corp.	98,212	1,158,902
Westar Energy, Inc.	22,649	1,123,617
ITC Holdings Corp.	24,995	1,089,032
TECO Energy, Inc.	38,925	1,071,605
OGE Energy Corp.	34,898	999,130
Calpine Corp.*	64,803	983,062
Great Plains Energy, Inc.	29,207	941,926
Cleco Corp.	14,825	818,488
IDACORP, Inc.	10,932	815,418
MDU Resources Group, Inc.	41,589	809,322
NRG Energy, Inc.	61,716	802,925
Hawaiian Electric Industries, Inc.*	24,237	785,279
Portland General Electric Co.	19,645	775,781
Black Hills Corp.	12,314	740,441
Enersis Americas S.A. ADR	52,560	730,584
Korea Electric Power Corp. ADR	28,333	729,575
NorthWestern Corp.	11,770	726,798
Abengoa Yield plc	39,985	710,934
PNM Resources, Inc.	20,367	686,775
ALLETE, Inc.	12,079	677,270
NRG Yield, Inc. — Class C	47,510	676,542
Avista Corp.	16,372	667,650
El Paso Electric Co.	12,602	578,180
Dynegy, Inc.*	37,552	539,622
Empire District Electric Co.	15,200	502,360
Talen Energy Corp.*	48,703	438,327
Total Electric		66,407,299

Gas - 19.0%
Sempra Energy	20,393	2,121,893
CenterPoint Energy, Inc.	59,346	1,241,519
AGL Resources, Inc.	18,110	1,179,685
Atmos Energy Corp.	15,622	1,160,090
NiSource, Inc.	48,566	1,144,215
UGI Corp.	27,418	1,104,671
Piedmont Natural Gas Company, Inc.	15,456	924,732
Questar Corp.	35,469	879,631
Vectren Corp.	16,947	856,840
National Fuel Gas Co.	16,810	841,341
National Grid plc ADR	11,203	800,118
WGL Holdings, Inc.	11,017	797,300
ONE Gas, Inc.	12,387	756,846
New Jersey Resources Corp.	20,475	745,904
Southwest Gas Corp.	11,252	740,944
Laclede Group, Inc.	10,635	720,521
South Jersey Industries, Inc.	20,944	595,857
Northwest Natural Gas Co.	9,600	516,960
Total Gas		17,129,067

Water - 4.1%
American Water Works Company, Inc.	21,038	1,450,150
Aqua America, Inc.	31,031	987,406
Cia de Saneamento Basico do Estado de Sao Paulo ADR	109,354	721,736
American States Water Co.	13,119	516,364
Total Water		3,675,656

Pipelines - 1.5%
Columbia Pipeline Group, Inc.	54,871	1,377,262
Kinder Morgan, Inc.	1	18
Total Pipelines		1,377,280

Energy-Alternate Sources - 1.1%
Pattern Energy Group, Inc.	26,075	497,250
TerraForm Power, Inc. — Class A	56,472	488,483
Total Energy-Alternate Sources		985,733

Total Common Stocks
(Cost $69,466,141)		89,575,035

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
UTILITIES FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,1 - 1.4%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	$1,281,503	$1,281,503
Total Repurchase Agreement
(Cost $1,281,503)		1,281,503

Total Investments - 100.9%
(Cost $70,747,644)		$90,856,538
Other Assets & Liabilities, net - (0.9)%		(769,289)
Total Net Assets - 100.0%		$90,087,249

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$89,575,035	$—	$—	$89,575,035
Repurchase Agreement	—	1,281,503	—	1,281,503
Total	$89,575,035	$1,281,503	$—	$90,856,538

For the year ended March 31, 2016, there were no transfers between levels.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $69,466,141)	$89,575,035
Repurchase agreements, at value (cost $1,281,503)	1,281,503
Total investments (cost $70,747,644)	90,856,538
Receivables:
Fund shares sold	1,838,718
Dividends	175,058
Foreign taxes reclaim	974
Interest	8
Total assets	92,871,296

Liabilities:
Payable for:
Securities purchased	2,062,735
Fund shares redeemed	611,262
Management fees	62,330
Transfer agent and administrative fees	18,332
Distribution and service fees	14,020
Portfolio accounting fees	7,333
Miscellaneous	8,035
Total liabilities	2,784,047
Commitments and contingent liabilities (Note 10)	—
Net assets	$90,087,249

Net assets consist of:
Paid in capital	$76,758,015
Undistributed net investment income	—
Accumulated net realized loss on investments	(6,779,660)
Net unrealized appreciation on investments	20,108,894
Net assets	$90,087,249

Investor Class:
Net assets	$50,753,137
Capital shares outstanding	1,261,563
Net asset value per share	$40.23

A-Class:
Net assets	$22,447,790
Capital shares outstanding	596,526
Net asset value per share	$37.63
Maximum offering price per share (Net asset value divided by 95.25%)	$39.51

C-Class:
Net assets	$10,438,546
Capital shares outstanding	316,747
Net asset value per share	$32.96

H-Class:
Net assets	$6,447,776
Capital shares outstanding	177,137
Net asset value per share	$36.40

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $6,521)	$1,809,924
Income from securities lending, net	1,053
Interest	269
Total investment income	1,811,246

Expenses:
Management fees	459,134
Transfer agent and administrative fees	135,039
Distribution and service fees:
A-Class	29,121
C-Class	73,307
H-Class**	24,071
Portfolio accounting fees	54,015
Tax expense	11,152
Custodian fees	6,279
Trustees’ fees*	3,770
Line of credit fees	363
Miscellaneous	57,743
Total expenses	853,994
Net investment income	957,252

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	376,530
Net realized gain	376,530
Net change in unrealized appreciation (depreciation) on:
Investments	4,295,317
Net change in unrealized appreciation (depreciation)	4,295,317
Net realized and unrealized gain	4,671,847
Net increase in net assets resulting from operations	$5,629,099

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$957,252	$1,972,875
Net realized gain (loss) on investments	376,530	(770,439)
Net change in unrealized appreciation (depreciation) on investments	4,295,317	2,118,506
Net increase in net assets resulting from operations	5,629,099	3,320,942

Distributions to shareholders from:
Net investment income
Investor Class	(406,169)	(272,237)
A-Class	(268,532)	(26,090)
C-Class	(122,718)	(39,413)
H-Class*	(173,650)	(76,869)
Total distributions to shareholders	(971,069)	(414,609)

Capital share transactions:
Proceeds from sale of shares
Investor Class	150,469,741	270,237,495
A-Class	48,138,913	49,228,912
C-Class	22,853,937	34,705,230
H-Class*	142,307,243	237,983,954
Distributions reinvested
Investor Class	394,790	144,586
A-Class	260,843	22,710
C-Class	121,826	35,206
H-Class*	173,410	76,768
Cost of shares redeemed
Investor Class	(157,218,282)	(313,431,370)
A-Class	(37,759,601)	(51,074,156)
C-Class	(21,684,803)	(35,228,923)
H-Class*	(149,530,278)	(226,632,966)
Net decrease from capital share transactions	(1,472,261)	(33,932,554)
Net increase (decrease) in net assets	3,185,769	(31,026,221)

Net assets:
Beginning of year	86,901,480	117,927,701
End of year	$90,087,249	$86,901,480
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Investor Class	4,123,058	7,335,372
A-Class	1,422,806	1,412,405
C-Class	771,627	1,145,355
H-Class*	4,366,895	7,128,509
Shares issued from reinvestment of distributions
Investor Class	11,581	3,887
A-Class	8,172	650
C-Class	4,346	1,130
H-Class*	5,619	2,266
Shares redeemed
Investor Class	(4,364,735)	(8,665,636)
A-Class	(1,116,343)	(1,487,751)
C-Class	(733,416)	(1,166,095)
H-Class*	(4,598,364)	(6,800,787)
Net decrease in shares	(98,754)	(1,090,695)

*	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares — See Note 9.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$36.98	$34.01	$32.71	$29.13	$27.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.73	.84	.78	.74	.73
Net gain (loss) on investments (realized and unrealized)	3.09	2.26	1.98	3.96	1.80
Total from investment operations	3.82	3.10	2.76	4.70	2.53
Less distributions from:
Net investment income	(.57)	(.13)	(1.46)	(1.12)	(.40)
Total distributions	(.57)	(.13)	(1.46)	(1.12)	(.40)
Net asset value, end of period	$40.23	$36.98	$34.01	$32.71	$29.13

Total Return[b]	10.61%	9.12%	8.88%	16.75%	9.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,753	$55,156	$95,854	$42,907	$37,469
Ratios to average net assets:
Net investment income (loss)	2.00%	2.31%	2.38%	2.45%	2.59%
Total expenses	1.35%	1.35%	1.40%	1.35%	1.35%
Portfolio turnover rate	475%	384%	508%	534%	549%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$34.70	$32.02	$30.95	$27.69	$25.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.66	.63	.65	.67
Net gain (loss) on investments (realized and unrealized)	2.87	2.15	1.90	3.73	1.67
Total from investment operations	3.50	2.81	2.53	4.38	2.34
Less distributions from:
Net investment income	(.57)	(.13)	(1.46)	(1.12)	(.40)
Total distributions	(.57)	(.13)	(1.46)	(1.12)	(.40)
Net asset value, end of period	$37.63	$34.70	$32.02	$30.95	$27.69

Total Return[b]	10.38%	8.78%	8.64%	16.46%	9.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,448	$9,782	$11	$6,938	$7,912
Ratios to average net assets:
Net investment income (loss)	1.85%	1.93%	2.05%	2.26%	2.47%
Total expenses	1.60%	1.60%	1.63%	1.61%	1.60%
Portfolio turnover rate	475%	384%	508%	534%	549%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$30.70	$28.55	$27.96	$25.31	$23.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.36	.34	.42	.42
Net gain (loss) on investments (realized and unrealized)	2.55	1.92	1.71	3.35	1.53
Total from investment operations	2.83	2.28	2.05	3.77	1.95
Less distributions from:
Net investment income	(.57)	(.13)	(1.46)	(1.12)	(.40)
Total distributions	(.57)	(.13)	(1.46)	(1.12)	(.40)
Net asset value, end of period	$32.96	$30.70	$28.55	$27.96	$25.31

Total Return[b]	9.55%	7.99%	7.83%	15.58%	8.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,439	$8,417	$8,387	$7,001	$6,961
Ratios to average net assets:
Net investment income (loss)	0.94%	1.18%	1.22%	1.62%	1.70%
Total expenses	2.35%	2.35%	2.38%	2.36%	2.35%
Portfolio turnover rate	475%	384%	508%	534%	549%

H-Class[c]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$33.61	$31.09	$30.19	$27.10	$25.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.60	.69	.48	.56
Net gain (loss) on investments (realized and unrealized)	2.82	2.05	1.67	3.73	1.68
Total from investment operations	3.36	2.65	2.36	4.21	2.24
Less distributions from:
Net investment income	(.57)	(.13)	(1.46)	(1.12)	(.40)
Total distributions	(.57)	(.13)	(1.46)	(1.12)	(.40)
Net asset value, end of period	$36.40	$33.61	$31.09	$30.19	$27.10

Total Return[b]	10.31%	8.53%	8.29%	16.23%	8.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,448	$13,546	$2,269	$4,812	$8,036
Ratios to average net assets:
Net investment income (loss)	1.65%	1.79%	2.32%	1.70%	2.11%
Total expenses	1.68%	1.84%	1.88%	1.85%	1.84%
Portfolio turnover rate	475%	384%	508%	534%	549%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class — See Note 9.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2016, the Trust consisted of fifty-three funds.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a non-diversified investment company. Only Investor Class, A-Class, C-Class and H-Class had been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation

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NOTES TO FINANCIAL STATEMENTS (continued)

Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts,

162 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

E. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.25% at March 31, 2016.

F. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at

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NOTES TO FINANCIAL STATEMENTS (continued)

an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2016, GFD retained sales charges of $349,121 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2016, the following capital loss carryforward amounts were expired or used:

Fund	Expired	Used
Banking Fund	$311,892	$—
Electronics Fund	1,900,883	179,016
Retailing Fund	—	960,359
Technology Fund	—	1,474,600
Transportation Fund	—	10,778,478

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$84,494	$—	$84,494
Basic Materials Fund	348,553	—	348,553
Biotechnology Fund	9,120,814	—	9,120,814
Consumer Products Fund	7,107,463	—	7,107,463
Electronics Fund	42,413	—	42,413
Energy Fund	334,376	369,647	704,023
Energy Services Fund	231,483	—	231,483
Financial Services Fund	277,773	141,563	419,336
Health Care Fund	4,516,377	2,057,091	6,573,468
Internet Fund	142,232	88,617	230,849
Leisure Fund	285,529	96,180	381,709
Precious Metals Fund	183,913	—	183,913
Real Estate Fund	433,218	—	433,218
Retailing Fund	32,233	—	32,233
Technology Fund	—	—	—
Telecommunications Fund	97,383	—	97,383
Transportation Fund	132,339	—	132,339
Utilities Fund	968,404	2,665	971,069

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$104,722	$—	$104,722
Basic Materials Fund	232,153	—	232,153
Biotechnology Fund	16,555,696	3,761,283	20,316,979
Consumer Products Fund	4,013,864	—	4,013,864
Electronics Fund	—	—	—
Energy Fund	200,733	—	200,733
Energy Services Fund	—	—	—
Financial Services Fund	149,519	—	149,519
Health Care Fund	498,400	2,095,865	2,594,265
Internet Fund	399,239	—	399,239
Leisure Fund	94,646	893,915	988,561
Precious Metals Fund	1,329,325	—	1,329,325
Real Estate Fund	391,160	—	391,160
Retailing Fund	—	—	—
Technology Fund	—	—	—
Telecommunications Fund	98,119	—	98,119
Transportation Fund	—	—	—
Utilities Fund	414,609	—	414,609

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at March 31, 2016 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward & Other Losses
Banking Fund	$269,048	$—	$(1,822,431)	$(22,660,824)
Basic Materials Fund	272,721	—	2,524,336	(19,896,608)
Biotechnology Fund	—	—	105,155,672	(1,026,432)
Consumer Products Fund	3,614,069	—	87,400,895	—
Electronics Fund	—	—	1,327,249	(12,064,385)
Energy Fund	476,798	—	(2,155,018)	(11,192,187)
Energy Services Fund	125,275	—	(1,888,283)	(29,421,224)
Financial Services Fund	570,253	—	2,499,116	(7,466,557)
Health Care Fund	—	5,852,628	15,304,103	(54,612)
Internet Fund	—	—	154,628	(1,972,602)
Leisure Fund	131,755	—	3,717,346	(1,451,595)
Precious Metals Fund	3,117,567	—	(11,125,562)	(31,104,851)
Real Estate Fund	396,278	—	1,928,318	(13,873,084)
Retailing Fund	—	—	3,864,794	(3,291,565)
Technology Fund	—	—	5,075,546	(3,635,642)
Telecommunications Fund	79,745	—	1,659,098	(5,077,068)
Transportation Fund	45,613	—	6,633,648	(6,168,681)
Utilities Fund	—	387,725	12,941,509	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2016, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2017	2018	2019	Short-Term	Long-Term	Carryforward
Banking Fund	$(1,809,926)	$(16,385,824)	$(912,723)	$(2,545,696)	$(1,006,655)	$(22,660,824)
Basic Materials Fund	(6,151,760)	(8,009,421)	—	(5,143,141)	(592,286)	(19,896,608)
Biotechnology Fund	—	—	—	—	—	—
Consumer Products Fund	—	—	—	—	—	—
Electronics Fund	(6,118,835)	—	(3,055,204)	(2,890,346)	—	(12,064,385)
Energy Fund	—	—	—	(6,961,730)	(4,230,457)	(11,192,187)
Energy Services Fund	(16,789,802)	(5,702,829)	—	(2,922,912)	(4,005,681)	(29,421,224)
Financial Services Fund	—	—	—	(4,369,001)	(3,097,556)	(7,466,557)
Health Care Fund	—	—	—	—	—	—
Internet Fund	—	—	—	(1,925,774)	(46,828)	(1,972,602)
Leisure Fund	—	—	—	(939,875)	(511,720)	(1,451,595)
Precious Metals Fund	—	—	—	(6,419,042)	(24,685,809)	(31,104,851)
Real Estate Fund	(2,247,435)	(4,305,317)	—	(7,095,816)	(224,516)	(13,873,084)
Retailing Fund	(1,564,877)	—	—	(1,437,831)	(288,857)	(3,291,565)
Technology Fund	(2,466,468)	—	—	—	—	(2,466,468)
Telecommunications Fund	(1,745,552)	—	—	(2,571,910)	(759,606)	(5,077,068)
Transportation Fund	—	—	(5,518,257)	—	—	(5,518,257)
Utilities Fund	—	—	—	—	—	—

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to qualified late year losses, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemption and the mark-to-market of certain passive foreign investment companies (PFICs), as well as securities no longer considered PFICs, for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Banking Fund	$(311,892)	$—	$311,892
Basic Materials Fund	(1,270)	79,268	(77,998)
Biotechnology Fund	4,298,011	5,244,397	(9,542,408)
Consumer Products Fund	(22,118)	22,118	—
Electronics Fund	(1,949,355)	48,472	1,900,883
Energy Fund	—	—	—
Energy Services Fund	1	—	(1)
Financial Services Fund	—	—	—
Health Care Fund	18,470,392	464,141	(18,934,533)
Internet Fund	(226,950)	240,202	(13,252)
Leisure Fund	2	—	(2)
Precious Metals Fund	2	693,251	(693,253)
Real Estate Fund	(9,095)	9,095	—
Retailing Fund	(136,470)	136,470	—
Technology Fund	(130,580)	237,561	(106,981)
Telecommunications Fund	(32)	33	(1)
Transportation Fund	—	—	—
Utilities Fund	(11,152)	13,817	(2,665)

At March 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Banking Fund	$14,508,056	$—	$(1,822,431)	$(1,822,431)
Basic Materials Fund	37,353,102	2,724,460	(200,124)	2,524,336
Biotechnology Fund	258,114,475	134,370,999	(29,215,327)	105,155,672
Consumer Products Fund	330,753,812	89,070,328	(1,669,433)	87,400,895
Electronics Fund	20,739,656	1,436,861	(109,612)	1,327,249
Energy Fund	37,642,699	—	(2,155,018)	(2,155,018)
Energy Services Fund	18,616,485	—	(1,888,283)	(1,888,283)
Financial Services Fund	17,714,451	2,768,367	(269,251)	2,499,116
Health Care Fund	49,382,395	15,930,425	(626,322)	15,304,103
Internet Fund	35,865,382	573,770	(419,142)	154,628
Leisure Fund	34,217,761	4,059,994	(342,648)	3,717,346
Precious Metals Fund	73,482,055	—	(11,125,562)	(11,125,562)
Real Estate Fund	43,540,534	1,953,053	(24,735)	1,928,318
Retailing Fund	18,595,221	4,019,262	(154,468)	3,864,794
Technology Fund	29,501,199	5,523,322	(447,776)	5,075,546
Telecommunications Fund	29,951,023	1,772,379	(113,281)	1,659,098
Transportation Fund	24,469,408	6,796,715	(163,067)	6,633,648
Utilities Fund	77,915,029	13,020,461	(78,952)	12,941,509

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2016, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2016:

Fund	Ordinary	Capital
Biotechnology Fund	$(1,026,432)	$—
Health Care Fund	(54,612)	—
Technology Fund	(2,535)	(1,166,639)
Transportation Fund	—	(650,424)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2016, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.21%			0.00%
Due 04/01/16	$7,259,573	$7,259,615	05/15/43	$15,646,800	$7,404,765

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

During the year ended March 31, 2016, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations are net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of March 31, 2016, all Funds had ceased participation in securities lending.

7. Securities Transactions

For the year ended March 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$162,942,924	$196,279,868
Basic Materials Fund	150,097,979	163,039,438
Biotechnology Fund	526,766,560	675,700,309
Consumer Products Fund	400,358,521	329,312,104
Electronics Fund	200,703,097	203,072,199
Energy Fund	265,206,591	256,346,160
Energy Services Fund	271,985,230	272,416,028
Financial Services Fund	127,392,675	155,991,446
Health Care Fund	428,789,302	601,349,435
Internet Fund	226,413,365	199,539,764
Leisure Fund	154,166,626	180,843,115
Precious Metals Fund	335,690,505	327,939,460
Real Estate Fund	238,315,260	237,029,347
Retailing Fund	121,705,774	171,641,605
Technology Fund	152,091,470	149,795,293
Telecommunications Fund	101,357,624	73,025,290
Transportation Fund	73,598,782	107,085,588
Utilities Fund	268,291,703	269,776,110

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$13,037,300	$11,609,426	$(252,851)
Basic Materials Fund	12,753,240	12,087,597	(121,748)
Biotechnology Fund	16,510,032	14,554,206	(21,910)
Consumer Products Fund	18,983,468	10,226,267	(318,972)
Electronics Fund	15,786,398	11,364,761	352,878
Energy Fund	27,673,711	22,074,962	(1,361,639)
Energy Services Fund	21,960,976	23,298,556	(21,251)
Financial Services Fund	14,087,628	16,353,308	(372,254)
Health Care Fund	28,690,293	22,074,550	714,572
Internet Fund	34,008,994	19,110,677	(544,477)
Leisure Fund	13,887,081	14,650,529	(241,048)
Precious Metals Fund	12,084,902	16,374,464	(195,409)
Real Estate Fund	31,488,075	20,350,696	46,825
Retailing Fund	13,542,454	9,907,352	98,314
Technology Fund	22,890,943	15,921,690	397,966
Telecommunications Fund	7,641,987	5,511,387	(75,167)
Transportation Fund	4,312,604	6,890,889	675,060
Utilities Fund	14,394,421	17,440,395	(325,289)

8. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.31% for the year ended March 31, 2016. The Funds did not have any borrowings outstanding under this agreement at March 31, 2016.

The average daily balances borrowed for the year ended March 31, 2016, were as follows:

Fund	Average Daily Balance
Banking Fund	$7,976
Basic Materials Fund	9,522
Biotechnology Fund	555,160
Consumer Products Fund	49,053
Electronics Fund	7,596
Energy Fund	10,398
Energy Services Fund	23,369
Financial Services Fund	34,530
Health Care Fund	173,095
Internet Fund	4,461
Leisure Fund	12,356
Precious Metals Fund	11,286
Real Estate Fund	30,042
Retailing Fund	24,612
Technology Fund	10,572
Telecommunications Fund	7,900
Transportation Fund	41,049
Utilities Fund	28,523

170 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9. Conversion of Advisor Class Shares to H-Class Shares

Effective upon the close of business on September 30, 2015, the Funds converted their existing Advisor Class shares to H-Class shares, which effectively reduced the distribution and shareholder services fees paid by the Funds.

10. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code (which was the basis for the district court’s dismissal), their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all three lawsuits. The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust and Reichman actions in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. The Bankruptcy Court has not yet issued a decision on the motion. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions while the May 4 motion is pending.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

172 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (eighteen of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (eighteen of the series constituting the Rydex Series Funds) at March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 25, 2016

THE RYDEX FUNDS ANNUAL REPORT | 173

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2016, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	100.00%
Basic Materials Fund	90.92%
Biotechnology Fund	4.90%
Consumer Products Fund	64.98%
Electronics Fund	100.00%
Energy Fund	100.00%
Energy Services Fund	100.00%
Financial Services Fund	100.00%
Health Care Fund	28.72%
Internet Fund	65.64%
Leisure Fund	100.00%
Precious Metals Fund	100.00%
Real Estate Fund	8.24%
Retailing Fund	100.00%
Telecommunications Fund	100.00%
Transportation Fund	100.00%
Utilities Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Banking Fund	100.00%
Basic Materials Fund	100.00%
Biotechnology Fund	7.39%
Consumer Products Fund	77.75%
Electronics Fund	100.00%
Energy Fund	100.00%
Energy Services Fund	100.00%
Financial Services Fund	100.00%
Health Care Fund	29.13%
Internet Fund	65.65%
Leisure Fund	100.00%
Precious Metals Fund	100.00%
Real Estate Fund	7.45%
Retailing Fund	100.00%
Telecommunications Fund	94.73%
Transportation Fund	100.00%
Utilities Fund	100.00%

174 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2016, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
Biotechnology Fund	0.00%	100.00%
Consumer Products Fund	0.00%	100.00%
Health Care Fund	0.00%	100.00%
Internet Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
Biotechnology Fund	$—	$9,542,409
Energy Fund	369,647	—
Financial Services Fund	141,563	—
Health Care Fund	2,057,091	18,933,726
Internet Fund	88,617	—
Leisure Fund	96,180	—
Utilities Fund	2,665	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 175

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	236

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	134	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	134	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	134	None.

176 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	134	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	134	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	134	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 177

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

178 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that

THE RYDEX FUNDS ANNUAL REPORT | 179

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

180 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2016

Rydex Funds Annual Report

Domestic Equity Funds	Fixed Income Funds
Nova Fund	Government Long Bond 1.2x Strategy Fund
S&P 500®Fund	Inverse Government Long Bond Strategy Fund
Inverse S&P 500® Strategy Fund	High Yield Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Inverse High Yield Strategy Fund
Inverse NASDAQ 100® Strategy Fund	Money Market Fund
Mid-Cap 1.5x Strategy Fund	U.S. Government Money Market Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000®Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

RTB1-ANN-0316x0317	guggenheiminvestments.com

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	27
INVERSE S&P 500® STRATEGY FUND	41
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	50
INVERSE NASDAQ 100® STRATEGY FUND	60
MID-CAP 1.5x STRATEGY FUND	69
INVERSE MID-CAP STRATEGY FUND	81
RUSSELL 2000® 1.5x STRATEGY FUND	89
RUSSELL 2000® FUND	117
INVERSE RUSSELL 2000® STRATEGY FUND	144
DOW JONES INDUSTRIAL AVERAGE® FUND	152
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	161
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	172
HIGH YIELD STRATEGY FUND	182
INVERSE HIGH YIELD STRATEGY FUND	190
U.S. GOVERNMENT MONEY MARKET FUND	198
NOTES TO FINANCIAL STATEMENTS	205
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	226
OTHER INFORMATION	227
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	230
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	233

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds for the one-year period ended March 31, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The Fixed Income Funds may not be suitable for all investors. ● Fixed income investments are subject to credit, liquidity, interest rate, and, depending on the instrument, counterparty risk. These risks may be increased to the extent fixed income investments are concentrated in any one issuer, industry, region, or country. The market value of fixed income investments generally will fluctuate with, among other things, the financial condition of the obligors on the underlying debt obligations, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry, and changes in prevailing interest rates. In general, any interest rate increases can cause the price of a debt security to decrease and vice versa.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2016

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The use of derivatives such as futures, options and swap agreements will expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Funds invest in, and there can be no assurance that a highly liquid secondary market will develop. ● The Funds’ market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. The Funds’ exposure to the high yield bond market may subject the Funds to greater volatility because (i) the Funds will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. The Funds are subject to active trading risks that may increase volatility and impact their ability to achieve their investment objectives. ● Investing in the Inverse High Yield Strategy Fund involves certain risks, which include volatility due to the Fund’s possible use of short sales of security and derivatives such as options and futures.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2016

Financial markets were buffeted by a variety of events over the past year, including volatility in the oil market, weak growth and a devaluation in China, ongoing stimulus from global central banks, and a delayed September rate hike by the U.S. Federal Reserve (the “Fed”)—and then capped by a 25 basis point increase in the U.S. federal funds target rate in December. While the direct impact of the move was fairly insignificant, the decision to begin normalization of interest rates after seven years of unprecedented liquidity provision was not. Indeed, in 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concern about plunging commodity prices, and slowing economic growth in China and other emerging market economies.

As 2016 began, forecasts for U.S. and global economic growth were downgraded, and recession fears surged along with market volatility. Estimates for first quarter gross domestic product (“GDP”) in the U.S. were marked down, even though first quarter GDP has undershot full-year growth rates in six out of the last seven years. Risk assets rallied in the last half of the first quarter, led by a dovish pivot in the Fed’s communication that spurred a rally in crude oil and a reversal of dollar strength. The weaker dollar, along with optimism about a production freeze agreed to by a group of major oil producing countries, helped oil to rebound. After falling in the early weeks of the year to a cycle low of $26 per barrel on February 11, 2016, the front-month West Texas Intermediate (“WTI”) oil futures contract rallied as high as $40 per barrel before closing the quarter at $38 per barrel.

The outlook for economic growth outside the U.S. softened in the first quarter. A further deterioration in the euro zone inflation outlook prompted the European Central Bank (“ECB”) to announce an increase in the size of its monthly asset purchases and reduce its deposit rate to -40 basis points. European government bonds rallied following the announcement, with the 10-year German bund ending the first quarter with a yield of just 16 basis points.

Ongoing stimulus efforts in Asia also appeared likely to contribute to low U.S. rates. Chinese industrial production growth continued to slow in early 2016, prompting the People’s Bank of China (“PBOC”) to stimulate credit growth by allowing banks to hold fewer reserves against deposits. And after years of struggling with stagnant growth and low inflation, the Bank of Japan (“BOJ”) surprised markets by cutting its key interest rate to -10 basis points in January. The negative rates pushed a considerable amount of Japanese savings into foreign markets.

In an environment where global rates are moving lower and markets are already starved for yield, foreign investors began looking to the U.S. Guggenheim expects that U.S. Treasury yields will fall further as the gravitational pull of global yields gets stronger, and does not discount the possibility of 10-year U.S. Treasury yields declining to closer to 1 percent before the end of the year.

A stronger dollar has weighed on the U.S. economy, but consumer spending has been resilient. The labor market is now operating near full employment, and tight labor market conditions are beginning to spur faster wage growth. We believe the U.S. economy is fundamentally sound, and find little evidence to support the conclusion that the economy will fall into a recession in 2016.

Despite the relative health of the U.S. economy, markets are concerned that sluggish global growth will hold back the U.S. expansion, that inflation will remain below the Fed’s target for longer, and that tighter conditions in credit markets have raised recession risks. Our view is that the Fed remains focused on fulfilling its dual mandate objectives of maximum employment and price stability, and thus is biased toward normalizing policy. We expect further declines in the unemployment rate as job gains outstrip growth in the labor force. Meanwhile, core and headline inflation should move closer to the Fed’s target by year end, reflecting our forecasts for a tighter labor market and a modest rise in oil prices. Normally, this would result in at least two Fed rate hikes on the table for 2016, but the U.S. Fed is becoming more sensitive to global financial conditions and the extent of global money flows that occur as monetary policy in the U.S. diverges from Europe, Japan and China. As a result, we have reduced our expectations for a June rate hike, although it would normally be an easy call. We continue to believe a December rate hike is a near certainty. A solid macroeconomic backdrop and a rebalancing oil market should support an improving credit picture in the second half of 2016.

For the 12 months ended March 31, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.78%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.27%. The return of the MSCI Emerging Markets Index* was -12.03%.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2016

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 1.96% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.69%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market-capitalization weighted and the securities in the index are updated on the last business day of each month.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Dow Jones Industrial AverageSM (“DJIA”) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The DJIA was invented by Charles Dow back in 1896.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)	March 31, 2016

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2015 and ending March 31, 2016.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for up to the past five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.27%	11.20%	$ 1,000.00	$ 1,112.00	$ 6.71
A-Class	1.52%	11.13%	1,000.00	1,111.30	8.02
C-Class	2.27%	10.64%	1,000.00	1,106.40	11.95
H-Class	1.52%	11.08%	1,000.00	1,110.80	8.02
S&P 500® Fund
A-Class	1.56%	7.54%	1,000.00	1,075.40	8.09
C-Class	2.32%	7.13%	1,000.00	1,071.30	12.01
H-Class	1.57%	7.51%	1,000.00	1,075.10	8.14
Inverse S&P 500® Strategy Fund
Investor Class	1.42%	(9.42%)	1,000.00	905.80	6.77
A-Class	1.67%	(9.56%)	1,000.00	904.40	7.95
C-Class	2.42%	(9.85%)	1,000.00	901.50	11.50
H-Class	1.67%	(9.63%)	1,000.00	903.70	7.95
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.36%	13.86%	1,000.00	1,138.60	7.27
C-Class	2.11%	13.42%	1,000.00	1,134.20	11.26
H-Class	1.35%	14.32%	1,000.00	1,143.20	7.23
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.45%	(9.67%)	1,000.00	903.30	6.90
A-Class	1.70%	(9.27%)	1,000.00	907.30	8.11
C-Class	2.45%	(10.11%)	1,000.00	898.90	11.63
H-Class	1.70%	(9.76%)	1,000.00	902.40	8.09
Mid-Cap 1.5x Strategy Fund
A-Class	1.66%	8.57%	1,000.00	1,085.70	8.66
C-Class	2.42%	8.17%	1,000.00	1,081.70	12.59
H-Class	1.67%	8.73%	1,000.00	1,087.30	8.71
Inverse Mid-Cap Strategy Fund
A-Class	1.65%	(8.03%)	1,000.00	919.70	7.92
C-Class	2.41%	(8.41%)	1,000.00	915.90	11.54
H-Class	1.65%	(7.92%)	1,000.00	920.80	7.92
Russell 2000® 1.5x Strategy Fund
A-Class	1.70%	1.40%	1,000.00	1,014.00	8.56
C-Class	2.45%	1.01%	1,000.00	1,010.10	12.31
H-Class	1.70%	1.54%	1,000.00	1,015.40	8.57
Russell 2000® Fund
A-Class	1.61%	1.16%	1,000.00	1,011.60	8.10
C-Class	2.36%	0.81%	1,000.00	1,008.10	11.85
H-Class	1.62%	1.20%	1,000.00	1,012.00	8.15
Inverse Russell 2000® Strategy Fund
A-Class	1.71%	(4.86%)	1,000.00	951.40	8.34
C-Class	2.46%	(5.20%)	1,000.00	948.00	11.98
H-Class	1.71%	(4.87%)	1,000.00	951.30	8.34

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund[4]
A-Class	1.55%	(0.80%)	$ 1,000.00	$992.00	$ 5.10
C-Class	2.30%	(1.06%)	1,000.00	989.40	7.56
H-Class	1.55%	(0.82%)	1,000.00	991.80	5.10
Government Long Bond 1.2x Strategy Fund
Investor Class	0.96%	8.00%	1,000.00	1,080.00	4.99
A-Class	1.21%	7.89%	1,000.00	1,078.90	6.29
C-Class	1.96%	7.50%	1,000.00	1,075.00	10.17
H-Class	1.21%	7.92%	1,000.00	1,079.20	6.29
Inverse Government Long Bond Strategy Fund
Investor Class	3.38%	(7.70%)	1,000.00	923.00	16.25
A-Class	3.65%	(7.82%)	1,000.00	921.80	17.54
C-Class	4.41%	(8.17%)	1,000.00	918.30	21.15
H-Class	3.48%	(7.77%)	1,000.00	922.30	16.72
High Yield Strategy Fund
A-Class	1.49%	5.01%	1,000.00	1,050.10	7.64
C-Class	2.24%	4.64%	1,000.00	1,046.40	11.46
H-Class	1.49%	4.87%	1,000.00	1,048.70	7.63
Inverse High Yield Strategy Fund
A-Class	1.51%	(7.29%)	1,000.00	927.10	7.27
C-Class	2.26%	(7.69%)	1,000.00	923.10	10.87
H-Class	1.50%	(7.20%)	1,000.00	928.00	7.23
U.S. Government Money Market Fund
Money Market Class	0.25%	0.00%	1,000.00	1,000.00	1.25

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.27%	5.00%	$ 1,000.00	$ 1,018.65	$ 6.41
A-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
C-Class	2.27%	5.00%	1,000.00	1,013.65	11.43
H-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
S&P 500® Fund
A-Class	1.56%	5.00%	1,000.00	1,017.20	7.87
C-Class	2.32%	5.00%	1,000.00	1,013.40	11.68
H-Class	1.57%	5.00%	1,000.00	1,017.15	7.92
Inverse S&P 500® Strategy Fund
Investor Class	1.42%	5.00%	1,000.00	1,017.90	7.16
A-Class	1.67%	5.00%	1,000.00	1,016.65	8.42
C-Class	2.42%	5.00%	1,000.00	1,012.90	12.18
H-Class	1.67%	5.00%	1,000.00	1,016.65	8.42
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.36%	5.00%	1,000.00	1,018.20	6.86
C-Class	2.11%	5.00%	1,000.00	1,014.45	10.63
H-Class	1.35%	5.00%	1,000.00	1,018.25	6.81
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.45%	5.00%	1,000.00	1,017.75	7.31
A-Class	1.70%	5.00%	1,000.00	1,016.50	8.57
C-Class	2.45%	5.00%	1,000.00	1,012.75	12.33
H-Class	1.70%	5.00%	1,000.00	1,016.50	8.57
Mid-Cap 1.5x Strategy Fund
A-Class	1.66%	5.00%	1,000.00	1,016.70	8.37
C-Class	2.42%	5.00%	1,000.00	1,012.90	12.18
H-Class	1.67%	5.00%	1,000.00	1,016.65	8.42
Inverse Mid-Cap Strategy Fund
A-Class	1.65%	5.00%	1,000.00	1,016.75	8.32
C-Class	2.41%	5.00%	1,000.00	1,012.95	12.13
H-Class	1.65%	5.00%	1,000.00	1,016.75	8.32
Russell 2000® 1.5x Strategy Fund
A-Class	1.70%	5.00%	1,000.00	1,016.50	8.57
C-Class	2.45%	5.00%	1,000.00	1,012.75	12.33
H-Class	1.70%	5.00%	1,000.00	1,016.50	8.57
Russell 2000® Fund
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
Inverse Russell 2000® Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.45	8.62
C-Class	2.46%	5.00%	1,000.00	1,012.70	12.38
H-Class	1.71%	5.00%	1,000.00	1,016.45	8.62

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund[4]
A-Class	1.55%	5.00%	$ 1,000.00	$ 1,017.25	$ 7.82
C-Class	2.30%	5.00%	1,000.00	1,013.50	11.58
H-Class	1.55%	5.00%	1,000.00	1,017.25	7.82
Government Long Bond 1.2x Strategy Fund
Investor Class	0.96%	5.00%	1,000.00	1,020.20	4.85
A-Class	1.21%	5.00%	1,000.00	1,018.95	6.11
C-Class	1.96%	5.00%	1,000.00	1,015.20	9.87
H-Class	1.21%	5.00%	1,000.00	1,018.95	6.11
Inverse Government Long Bond Strategy Fund
Investor Class	3.38%	5.00%	1,000.00	1,008.10	16.97
A-Class	3.65%	5.00%	1,000.00	1,006.75	18.31
C-Class	4.41%	5.00%	1,000.00	1,002.95	22.08
H-Class	3.48%	5.00%	1,000.00	1,007.60	17.47
High Yield Strategy Fund
A-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
C-Class	2.24%	5.00%	1,000.00	1,013.80	11.28
H-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
Inverse High Yield Strategy Fund
A-Class	1.51%	5.00%	1,000.00	1,017.45	7.62
C-Class	2.26%	5.00%	1,000.00	1,013.70	11.38
H-Class	1.50%	5.00%	1,000.00	1,017.50	7.57
U.S. Government Money Market Fund
Money Market Class	0.25%	5.00%	1,000.00	1,023.75	1.26

[1]

This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.41%, 1.66%, 2.41% and 1.66% for the Investor Class, A-Class, C-Class and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2015 to March 31, 2016.
[4]

Since commencement of operations: December 1, 2015. Expenses paid based on actual fund return are calculated using 121 days from the commencement of operations. Expenses paid based on hypothetical 5% return are calculated using 183 days.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund Investor Class returned -0.36%, while the S&P 500 Index returned 1.78% over the same period.

Sectors contributing the most to the performance of the underlying index were Information Technology and Consumer Staples. The sector detracting the most was Energy, followed by Health Care.

Microsoft Corp., General Electric Co., and Amazon.com, Inc. were the holdings contributing the most to the performance of the underlying index for the period. Apple, Inc., Biogen, Inc., and Kinder Morgan, Inc. — Class P detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	2.6%
Microsoft Corp.	1.9%
Exxon Mobil Corp.	1.5%
Johnson & Johnson	1.3%
General Electric Co.	1.3%
Berkshire Hathaway, Inc. — Class B	1.1%
Facebook, Inc. — Class A	1.1%
AT&T, Inc.	1.0%
Amazon.com, Inc.	1.0%
Wells Fargo & Co.	1.0%
Top Ten Total	13.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-0.36%	14.94%	6.56%
A-Class Shares	-0.56%	14.67%	6.30%
A-Class Shares with sales charge†	-5.27%	13.56%	5.78%
C-Class Shares	-1.36%	13.80%	5.50%
C-Class Shares with CDSC‡	-2.35%	13.80%	5.50%
S&P 500 Index	1.78%	11.58%	7.01%

		1 Year	Since Inception (09/18/14)
H-Class Shares		-0.60%	2.58%
S&P 500 Index		1.78%	3.73%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2016
NOVA FUND

	Shares	Value

COMMON STOCKS† - 77.0%

Consumer, Non-cyclical - 18.5%
Johnson & Johnson	24,116	$2,609,351
Procter & Gamble Co.	23,183	1,908,193
Coca-Cola Co.	34,055	1,579,811
Pfizer, Inc.	52,858	1,566,711
Philip Morris International, Inc.	13,541	1,328,507
PepsiCo, Inc.	12,632	1,294,527
Merck & Company, Inc.	24,255	1,283,332
Gilead Sciences, Inc.	11,946	1,097,359
Altria Group, Inc.	17,112	1,072,238
UnitedHealth Group, Inc.	8,309	1,071,031
Amgen, Inc.	6,573	985,489
Bristol-Myers Squibb Co.	14,591	932,073
Allergan plc*	3,449	924,435
Medtronic plc	12,289	921,676
AbbVie, Inc.	14,082	804,364
Celgene Corp.*	6,832	683,815
Eli Lilly & Co.	8,507	612,589
Colgate-Palmolive Co.	7,802	551,211
Mondelez International, Inc. — Class A	13,711	550,085
Abbott Laboratories	12,876	538,603
Biogen, Inc.*	1,911	497,472
Danaher Corp.	5,225	495,644
Thermo Fisher Scientific, Inc.	3,463	490,327
Kimberly-Clark Corp.	3,154	424,245
Kraft Heinz Co.	5,197	408,276
Express Scripts Holding Co.*	5,839	401,080
PayPal Holdings, Inc.*	9,724	375,346
Reynolds American, Inc.	7,235	363,993
Automatic Data Processing, Inc.	3,998	358,661
Aetna, Inc.	3,055	343,229
General Mills, Inc.	5,186	328,533
Kroger Co.	8,519	325,852
Anthem, Inc.	2,284	317,453
McKesson Corp.	1,998	314,186
Cigna Corp.	2,235	306,731
Stryker Corp.	2,738	293,760
Becton Dickinson and Co.	1,851	281,019
Alexion Pharmaceuticals, Inc.*	1,969	274,124
Regeneron Pharmaceuticals, Inc.*	682	245,820
Baxalta, Inc.	5,953	240,501
Humana, Inc.	1,296	237,103
Cardinal Health, Inc.	2,878	235,852
Constellation Brands, Inc. — Class A	1,537	232,225
McGraw Hill Financial, Inc.	2,319	229,535
Boston Scientific Corp.*	11,784	221,657
Sysco Corp.	4,589	214,444
HCA Holdings, Inc.*	2,671	208,471
Illumina, Inc.*	1,285	208,311
Baxter International, Inc.	4,788	196,691
Intuitive Surgical, Inc.*	327	196,543
Archer-Daniels-Midland Co.	5,203	188,921
Estee Lauder Companies, Inc. — Class A	1,939	182,867
Zoetis, Inc.	3,997	177,187
Monster Beverage Corp.*	1,312	174,995
Vertex Pharmaceuticals, Inc.*	2,153	171,142
Tyson Foods, Inc. — Class A	2,562	170,783
ConAgra Foods, Inc.	3,794	169,288
Kellogg Co.	2,204	168,716
Mylan N.V.*	3,602	166,953
Zimmer Biomet Holdings, Inc.	1,564	166,769
Nielsen Holdings plc	3,163	166,563
Edwards Lifesciences Corp.*	1,876	165,482
Perrigo Company plc	1,280	163,750
Molson Coors Brewing Co. — Class B	1,607	154,561
AmerisourceBergen Corp. — Class A	1,706	147,654
Dr Pepper Snapple Group, Inc.	1,637	146,381
Moody’s Corp.	1,482	143,102
Clorox Co.	1,131	142,574
Mead Johnson Nutrition Co. — Class A	1,630	138,501
St. Jude Medical, Inc.	2,479	136,345
JM Smucker Co.	1,046	135,813
CR Bard, Inc.	644	130,519
DENTSPLY SIRONA, Inc.	2,109	129,978
Henry Schein, Inc.*	716	123,603
Equifax, Inc.	1,037	118,519
Hershey Co.	1,254	115,481
Verisk Analytics, Inc. — Class A*	1,351	107,972
DaVita HealthCare Partners, Inc.*	1,448	106,254
Church & Dwight Company, Inc.	1,134	104,532
Laboratory Corporation of America Holdings*	889	104,129
Hormel Foods Corp.	2,362	102,133
Campbell Soup Co.	1,572	100,278
McCormick & Company, Inc.	1,008	100,276
Universal Health Services, Inc. — Class B	790	98,529
Coca-Cola Enterprises, Inc.	1,828	92,753
Centene Corp.*	1,484	91,370
Quest Diagnostics, Inc.	1,248	89,170
Whole Foods Market, Inc.	2,837	88,259
Brown-Forman Corp. — Class B	878	86,457
Western Union Co.	4,387	84,625
Hologic, Inc.*	2,156	74,382
Total System Services, Inc.	1,473	70,085
Cintas Corp.	765	68,705
Varian Medical Systems, Inc.*	835	66,817
Mallinckrodt plc*	978	59,932
ADT Corp.	1,445	59,621
Avery Dennison Corp.	782	56,390
H&R Block, Inc.	2,062	54,478
Robert Half International, Inc.	1,146	53,381
Endo International plc*	1,787	50,304
United Rentals, Inc.*	795	49,441
Patterson Companies, Inc.	730	33,967
Quanta Services, Inc.*	1,396	31,494

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
NOVA FUND

	Shares	Value

Tenet Healthcare Corp.*	861	$24,909
Total Consumer, Non-cyclical		37,689,574

Financial - 12.9%
Berkshire Hathaway, Inc. — Class B*	16,374	2,323,144
Wells Fargo & Co.	40,376	1,952,584
JPMorgan Chase & Co.	32,077	1,899,600
Visa, Inc. — Class A	16,773	1,282,799
Bank of America Corp.	90,242	1,220,072
Citigroup, Inc.	25,766	1,075,731
MasterCard, Inc. — Class A	8,570	809,865
U.S. Bancorp	14,273	579,341
Simon Property Group, Inc.	2,704	561,595
American International Group, Inc.	10,046	542,986
Goldman Sachs Group, Inc.	3,433	538,912
Chubb Ltd.	4,028	479,936
American Express Co.	7,162	439,748
MetLife, Inc.	9,585	421,164
American Tower Corp. — Class A	3,705	379,280
BlackRock, Inc. — Class A	1,103	375,648
PNC Financial Services Group, Inc.	4,380	370,417
Public Storage	1,287	354,992
Bank of New York Mellon Corp.	9,402	346,275
Morgan Stanley	13,352	333,934
Capital One Financial Corp.	4,609	319,450
Travelers Companies, Inc.	2,578	300,878
Charles Schwab Corp.	10,502	294,266
CME Group, Inc. — Class A	2,958	284,117
Prudential Financial, Inc.	3,898	281,514
Marsh & McLennan Companies, Inc.	4,555	276,899
Crown Castle International Corp.	2,917	252,321
Aon plc	2,360	246,502
Intercontinental Exchange, Inc.	1,039	244,310
Equity Residential	3,191	239,420
Aflac, Inc.	3,671	231,787
AvalonBay Communities, Inc.	1,197	227,669
BB&T Corp.	6,821	226,935
Allstate Corp.	3,306	222,725
Welltower, Inc.	3,104	215,231
Weyerhaeuser Co.	6,899	213,731
Synchrony Financial*	7,287	208,845
State Street Corp.	3,496	204,586
Prologis, Inc.	4,586	202,609
Equinix, Inc.	602	199,087
Ventas, Inc.	2,937	184,914
Discover Financial Services	3,620	184,330
Progressive Corp.	5,107	179,460
Boston Properties, Inc.	1,342	170,541
Hartford Financial Services Group, Inc.	3,467	159,759
T. Rowe Price Group, Inc.	2,169	159,335
SunTrust Banks, Inc.	4,414	159,257
M&T Bank Corp.	1,390	154,290
General Growth Properties, Inc.	5,090	151,326
Vornado Realty Trust	1,549	146,272
Willis Towers Watson plc	1,208	143,341
Ameriprise Financial, Inc.	1,477	138,853
Realty Income Corp.	2,189	136,834
Essex Property Trust, Inc.	572	133,768
HCP, Inc.	4,069	132,568
Franklin Resources, Inc.	3,263	127,420
Northern Trust Corp.	1,881	122,585
Fifth Third Bancorp	6,845	114,243
Alliance Data Systems Corp.*	518	113,960
Invesco Ltd.	3,639	111,972
Host Hotels & Resorts, Inc.	6,575	109,803
Kimco Realty Corp.	3,616	104,068
Extra Space Storage, Inc.	1,093	102,152
Citizens Financial Group, Inc.	4,613	96,642
Federal Realty Investment Trust	609	95,034
XL Group plc — Class A	2,550	93,840
Principal Financial Group, Inc.	2,370	93,497
UDR, Inc.	2,335	89,968
Loews Corp.	2,341	89,567
Regions Financial Corp.	11,255	88,352
Macerich Co.	1,108	87,798
SL Green Realty Corp.	874	84,673
Cincinnati Financial Corp.	1,293	84,510
Lincoln National Corp.	2,106	82,555
KeyCorp	7,303	80,625
Affiliated Managers Group, Inc.*	472	76,653
CBRE Group, Inc. — Class A*	2,541	73,232
Nasdaq, Inc.	1,003	66,579
Huntington Bancshares, Inc.	6,948	66,284
Unum Group	2,088	64,561
E*TRADE Financial Corp.*	2,471	60,515
Comerica, Inc.	1,528	57,865
Apartment Investment & Management Co. — Class A	1,369	57,252
Iron Mountain, Inc.	1,682	57,037
Torchmark Corp.	986	53,402
Assurant, Inc.	566	43,667
Zions Bancorporation	1,787	43,263
People’s United Financial, Inc.	2,713	43,218
Navient Corp.	2,996	35,862
Legg Mason, Inc.	941	32,634
Total Financial		26,321,041

Communications - 10.2%
Facebook, Inc. — Class A*	20,057	2,288,504
AT&T, Inc.	53,759	2,105,740
Amazon.com, Inc.*	3,374	2,002,941
Alphabet, Inc. — Class A*	2,557	1,950,735
Alphabet, Inc. — Class C*	2,597	1,934,635
Verizon Communications, Inc.	35,604	1,925,464
Walt Disney Co.	13,119	1,302,847
Comcast Corp. — Class A	21,263	1,298,744
Cisco Systems, Inc.	43,979	1,252,082
Priceline Group, Inc.*	434	559,409

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
NOVA FUND

	Shares	Value

Time Warner Cable, Inc.	2,476	$506,639
Time Warner, Inc.	6,906	501,030
Netflix, Inc.*	3,741	382,442
Yahoo!, Inc.*	7,613	280,235
Twenty-First Century Fox, Inc. — Class A	9,784	272,778
eBay, Inc.*	9,477	226,121
CBS Corp. — Class B	3,687	203,116
Omnicom Group, Inc.	2,094	174,284
CenturyLink, Inc.	4,753	151,906
Level 3 Communications, Inc.*	2,526	133,499
Viacom, Inc. — Class B	3,028	124,996
Expedia, Inc.	1,036	111,702
Twenty-First Century Fox, Inc. — Class B	3,769	106,286
Motorola Solutions, Inc.	1,387	104,996
Symantec Corp.	5,700	104,766
Interpublic Group of Companies, Inc.	3,514	80,646
Juniper Networks, Inc.	3,076	78,469
VeriSign, Inc.*	842	74,551
TripAdvisor, Inc.*	996	66,234
Cablevision Systems Corp. — Class A	1,945	64,185
F5 Networks, Inc.*	601	63,616
Frontier Communications Corp.	10,210	57,074
Discovery Communications, Inc. — Class C*	2,080	56,160
Scripps Networks Interactive, Inc. — Class A	829	54,300
TEGNA, Inc.	1,920	45,043
News Corp. — Class A	3,321	42,409
Discovery Communications, Inc. — Class A*	1,312	37,563
News Corp. — Class B	942	12,482
Total Communications		20,738,629

Technology - 9.9%
Apple, Inc.	48,459	5,281,438
Microsoft Corp.	69,124	3,817,718
Intel Corp.	41,286	1,335,602
International Business Machines Corp.	7,726	1,170,103
Oracle Corp.	27,538	1,126,580
QUALCOMM, Inc.	13,065	668,144
Accenture plc — Class A	5,488	633,315
Texas Instruments, Inc.	8,786	504,492
EMC Corp.	17,017	453,503
Adobe Systems, Inc.*	4,355	408,499
salesforce.com, Inc.*	5,512	406,951
Cognizant Technology Solutions Corp. — Class A*	5,324	333,815
Hewlett Packard Enterprise Co.	15,002	265,985
Intuit, Inc.	2,245	233,502
Applied Materials, Inc.	9,882	209,301
Fiserv, Inc.*	1,948	199,826
HP, Inc.	15,090	185,909
Electronic Arts, Inc.*	2,703	178,695
Analog Devices, Inc.	2,709	160,346
NVIDIA Corp.	4,467	159,159
Fidelity National Information Services, Inc.	2,413	152,767
Paychex, Inc.	2,808	151,660
Activision Blizzard, Inc.	4,432	149,979
Cerner Corp.*	2,645	140,079
SanDisk Corp.	1,757	133,673
Skyworks Solutions, Inc.	1,675	130,483
Red Hat, Inc.*	1,596	118,918
Autodesk, Inc.*	1,969	114,812
Lam Research Corp.	1,389	114,731
Xilinx, Inc.	2,233	105,911
Citrix Systems, Inc.*	1,346	105,769
KLA-Tencor Corp.	1,360	99,022
Western Digital Corp.	2,034	96,086
Micron Technology, Inc.*	9,067	94,931
Linear Technology Corp.	2,092	93,220
Xerox Corp.	8,321	92,862
Seagate Technology plc	2,591	89,260
Akamai Technologies, Inc.*	1,545	85,856
Microchip Technology, Inc.	1,779	85,748
CA, Inc.	2,586	79,623
NetApp, Inc.	2,527	68,962
Qorvo, Inc.*	1,128	56,862
Pitney Bowes, Inc.	1,674	36,058
Dun & Bradstreet Corp.	316	32,573
CSRA, Inc.	1,191	32,038
Teradata Corp.*	1,162	30,491
Total Technology		20,225,257

Consumer, Cyclical - 8.2%
Home Depot, Inc.	11,081	1,478,537
CVS Health Corp.	9,600	995,808
McDonald’s Corp.	7,880	990,358
Wal-Mart Stores, Inc.	13,712	939,134
Starbucks Corp.	12,918	771,205
NIKE, Inc. — Class B	11,798	725,223
Walgreens Boots Alliance, Inc.	7,542	635,338
Lowe’s Companies, Inc.	7,998	605,849
Costco Wholesale Corp.	3,844	605,738
Ford Motor Co.	34,073	459,986
TJX Companies, Inc.	5,851	458,426
Target Corp.	5,263	433,039
General Motors Co.	12,284	386,086
Delta Air Lines, Inc.	6,804	331,218
Yum! Brands, Inc.	3,572	292,368
Southwest Airlines Co.	5,577	249,850
O’Reilly Automotive, Inc.*	849	232,338
Johnson Controls, Inc.	5,665	220,765
Dollar General Corp.	2,543	217,681
American Airlines Group, Inc.	5,270	216,123
AutoZone, Inc.*	264	210,326
Carnival Corp.	3,938	207,809
Ross Stores, Inc.	3,540	204,966
L Brands, Inc.	2,226	195,465
VF Corp.	2,968	192,208
United Continental Holdings, Inc.*	3,142	188,080
Delphi Automotive plc	2,426	181,999

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
NOVA FUND

	Shares	Value

Dollar Tree, Inc.*	2,052	$169,208
PACCAR, Inc.	3,071	167,953
Under Armour, Inc. — Class A*	1,588	134,710
Genuine Parts Co.	1,307	129,864
Chipotle Mexican Grill, Inc. — Class A*	263	123,865
Fastenal Co.	2,522	123,578
Starwood Hotels & Resorts Worldwide, Inc.	1,475	123,059
Royal Caribbean Cruises Ltd.	1,482	121,746
Whirlpool Corp.	675	121,730
Macy’s, Inc.	2,712	119,572
Marriott International, Inc. — Class A	1,662	118,301
WW Grainger, Inc.	496	115,781
Mohawk Industries, Inc.*	556	106,141
Tractor Supply Co.	1,169	105,747
Newell Rubbermaid, Inc.	2,335	103,417
Advance Auto Parts, Inc.	641	102,778
Mattel, Inc.	2,972	99,919
Coach, Inc.	2,427	97,298
Hanesbrands, Inc.	3,423	97,008
Michael Kors Holdings Ltd.*	1,568	89,313
CarMax, Inc.*	1,711	87,432
DR Horton, Inc.	2,876	86,941
Signet Jewelers Ltd.	695	86,201
Harley-Davidson, Inc.	1,608	82,539
Best Buy Company, Inc.	2,462	79,867
Hasbro, Inc.	982	78,658
Kohl’s Corp.	1,659	77,326
Goodyear Tire & Rubber Co.	2,334	76,975
Lennar Corp. — Class A	1,574	76,119
Wyndham Worldwide Corp.	983	75,131
BorgWarner, Inc.	1,911	73,382
Tiffany & Co.	975	71,546
Bed Bath & Beyond, Inc.*	1,430	70,985
PVH Corp.	716	70,927
Darden Restaurants, Inc.	1,009	66,897
Wynn Resorts Ltd.	711	66,429
Nordstrom, Inc.	1,122	64,190
Staples, Inc.	5,644	62,253
The Gap, Inc.	1,978	58,153
Leggett & Platt, Inc.	1,186	57,402
Harman International Industries, Inc.	622	55,383
PulteGroup, Inc.	2,777	51,958
Ralph Lauren Corp. — Class A	508	48,900
AutoNation, Inc.*	647	30,202
GameStop Corp. — Class A	915	29,033
Urban Outfitters, Inc.*	759	25,115
Total Consumer, Cyclical		16,706,855

Industrial - 7.3%
General Electric Co.	81,546	2,592,348
3M Co.	5,288	881,139
Honeywell International, Inc.	6,724	753,423
Boeing Co.	5,443	690,934
United Technologies Corp.	6,798	680,480
United Parcel Service, Inc. — Class B	6,032	636,194
Union Pacific Corp.	7,397	588,430
Lockheed Martin Corp.	2,296	508,564
Caterpillar, Inc.	5,089	389,512
FedEx Corp.	2,240	364,493
General Dynamics Corp.	2,556	335,782
Raytheon Co.	2,613	320,432
Northrop Grumman Corp.	1,581	312,880
Emerson Electric Co.	5,621	305,669
Illinois Tool Works, Inc.	2,861	293,082
Eaton Corporation plc	4,011	250,928
Norfolk Southern Corp.	2,606	216,950
CSX Corp.	8,418	216,764
Waste Management, Inc.	3,622	213,698
Corning, Inc.	9,726	203,177
Deere & Co.	2,618	201,560
TE Connectivity Ltd.	3,231	200,064
Roper Technologies, Inc.	883	161,386
Cummins, Inc.	1,417	155,785
Amphenol Corp. — Class A	2,692	155,651
Stanley Black & Decker, Inc.	1,331	140,035
Ingersoll-Rand plc	2,245	139,212
Tyco International plc	3,711	136,231
Parker-Hannifin Corp.	1,181	131,185
Rockwell Automation, Inc.	1,149	130,699
Vulcan Materials Co.	1,164	122,883
Agilent Technologies, Inc.	2,865	114,170
Rockwell Collins, Inc.	1,146	105,673
AMETEK, Inc.	2,059	102,909
Republic Services, Inc. — Class A	2,080	99,112
Stericycle, Inc.*	743	93,759
Waters Corp.*	710	93,663
CH Robinson Worldwide, Inc.	1,252	92,936
Masco Corp.	2,918	91,771
Martin Marietta Materials, Inc.	562	89,645
Ball Corp.	1,239	88,328
Dover Corp.	1,355	87,167
WestRock Co.	2,219	86,608
Pentair plc	1,594	86,490
Textron, Inc.	2,370	86,410
Harris Corp.	1,089	84,790
Sealed Air Corp.	1,713	82,241
Kansas City Southern	948	81,007
L-3 Communications Holdings, Inc.	680	80,580
Snap-on, Inc.	508	79,751
Expeditors International of Washington, Inc.	1,592	77,706
J.B. Hunt Transport Services, Inc.	779	65,623
Fluor Corp.	1,214	65,192
Xylem, Inc.	1,560	63,804
Allegion plc	840	53,516
Flowserve Corp.	1,137	50,494
PerkinElmer, Inc.	960	47,482
Jacobs Engineering Group, Inc.*	1,071	46,642

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
NOVA FUND

	Shares	Value

Garmin Ltd.	1,028	$41,079
FLIR Systems, Inc.	1,202	39,606
Ryder System, Inc.	468	30,317
Owens-Illinois, Inc.*	1,407	22,456
Total Industrial		14,760,497

Energy - 5.2%
Exxon Mobil Corp.	36,294	3,033,816
Chevron Corp.	16,458	1,570,093
Schlumberger Ltd.	10,953	807,785
Occidental Petroleum Corp.	6,676	456,839
ConocoPhillips	10,804	435,077
Phillips 66	4,103	355,279
EOG Resources, Inc.	4,806	348,820
Kinder Morgan, Inc.	15,993	285,635
Halliburton Co.	7,502	267,971
Valero Energy Corp.	4,111	263,680
Anadarko Petroleum Corp.	4,444	206,957
Pioneer Natural Resources Co.	1,427	200,836
Spectra Energy Corp.	5,869	179,591
Marathon Petroleum Corp.	4,625	171,958
Baker Hughes, Inc.	3,827	167,737
Apache Corp.	3,306	161,366
Devon Energy Corp.	4,460	122,382
Hess Corp.	2,314	121,832
Noble Energy, Inc.	3,748	117,725
Concho Resources, Inc.*	1,129	114,074
Cameron International Corp.*	1,675	112,309
National Oilwell Varco, Inc.	3,284	102,132
Williams Companies, Inc.	5,965	95,858
Equities Corp.	1,395	93,828
Cabot Oil & Gas Corp. — Class A	4,003	90,908
Tesoro Corp.	1,043	89,708
Columbia Pipeline Group, Inc.	3,494	87,699
Marathon Oil Corp.	7,373	82,135
Cimarex Energy Co.	829	80,637
Newfield Exploration Co.*	1,732	57,589
Helmerich & Payne, Inc.	944	55,431
ONEOK, Inc.	1,835	54,793
FMC Technologies, Inc.*	1,983	54,255
Range Resources Corp.	1,482	47,987
First Solar, Inc.*	667	45,669
Murphy Oil Corp.	1,413	35,593
Southwestern Energy Co.*	3,406	27,486
Transocean Ltd.	2,991	27,338
Chesapeake Energy Corp.	4,522	18,631
Diamond Offshore Drilling, Inc.	563	12,234
Total Energy		10,661,673

Utilities - 2.7%
Duke Energy Corp.	6,016	485,372
NextEra Energy, Inc.	4,026	476,437
Southern Co.	7,978	412,702
Dominion Resources, Inc.	5,213	391,600
Exelon Corp.	8,040	288,314
American Electric Power Company, Inc.	4,292	284,989
PG&E Corp.	4,307	257,213
PPL Corp.	5,889	224,194
Sempra Energy	2,061	214,447
Public Service Enterprise Group, Inc.	4,426	208,642
Edison International	2,847	204,671
Consolidated Edison, Inc.	2,566	196,607
Xcel Energy, Inc.	4,436	185,514
WEC Energy Group, Inc.	2,759	165,733
Eversource Energy	2,772	161,718
DTE Energy Co.	1,569	142,246
FirstEnergy Corp.	3,703	133,197
Entergy Corp.	1,560	123,677
American Water Works Company, Inc.	1,556	107,255
Ameren Corp.	2,121	106,262
CMS Energy Corp.	2,422	102,790
SCANA Corp.	1,249	87,617
CenterPoint Energy, Inc.	3,760	78,659
Pinnacle West Capital Corp.	970	72,818
AGL Resources, Inc.	1,052	68,527
AES Corp.	5,766	68,038
NiSource, Inc.	2,794	65,827
TECO Energy, Inc.	2,058	56,657
NRG Energy, Inc.	2,752	35,804
Total Utilities		5,407,527

Basic Materials - 1.9%
Dow Chemical Co.	9,763	496,545
EI du Pont de Nemours & Co.	7,618	482,372
Monsanto Co.	3,849	337,711
Praxair, Inc.	2,489	284,865
PPG Industries, Inc.	2,331	259,883
Ecolab, Inc.	2,328	259,619
LyondellBasell Industries N.V. — Class A	3,022	258,623
Air Products & Chemicals, Inc.	1,696	244,309
Sherwin-Williams Co.	685	194,999
International Paper Co.	3,593	147,457
Nucor Corp.	2,779	131,447
Newmont Mining Corp.	4,625	122,933
Freeport-McMoRan, Inc.	10,941	113,130
Alcoa, Inc.	11,491	110,084
Eastman Chemical Co.	1,292	93,321
Mosaic Co.	3,081	83,187
Airgas, Inc.	570	80,735
International Flavors & Fragrances, Inc.	698	79,411
CF Industries Holdings, Inc.	2,037	63,840
FMC Corp.	1,168	47,152
Total Basic Materials		3,891,623

Information Technology - 0.2%
Broadcom Ltd.	3,241	500,735

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
NOVA FUND

	Shares	Value

Diversified - 0.0%
Leucadia National Corp.	2,913	$47,103

Total Common Stocks
(Cost $135,081,709)		156,950,514

MUTUAL FUNDS† - 0.4%
Guggenheim Strategy Fund I1	30,688	761,374
Total Mutual Funds
(Cost $760,473)		761,374

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 3.9%
Farmer Mac[2]
0.66% due 12/09/16	$8,000,000	7,972,560
Total Federal Agency Discount Notes
(Cost $7,963,040)		7,972,560

FEDERAL AGENCY NOTES†† - 2.5%
Federal Farm Credit Bank[2]
0.42% due 08/01/17[6]	5,000,000	4,990,775
Total Federal Agency Notes
(Cost $5,000,000)		4,990,775

REPURCHASE AGREEMENTS††,3 - 14.4%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	16,658,646	16,658,646
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[4]	12,541,190	12,541,190
Total Repurchase Agreements
(Cost $29,199,836)		29,199,836

Total Investments - 98.2%
(Cost $178,005,058)		$199,875,059
Other Assets & Liabilities, net - 1.8%		3,599,094
Total Net Assets - 100.0%		$203,474,153

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $26,143,875)	255	$164,064

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2016 S&P 500 Index Swap 0.40%[5], Terminating 04/26/16 (Notional Value $33,092,704)	16,066	$374,346
Barclays Bank plc April 2016 S&P 500 Index Swap 0.40%[5], Terminating 04/29/16 (Notional Value $85,177,352)	41,353	203,935
Credit Suisse Capital, LLC April 2016 S&P 500 Index Swap 0.43%[5], Terminating 04/26/16 (Notional Value $2,953,914)	1,434	33,468
(Total Notional Value $121,223,970)		$611,749

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
[6]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$156,950,514	$—	$—	$—	$—	$156,950,514
Equity Futures Contracts	—	164,064	—	—	—	164,064
Equity Index Swap Agreements	—	—	—	611,749	—	611,749
Federal Agency Discount Notes	—	—	7,972,560	—	—	7,972,560
Federal Agency Notes	—	—	4,990,775	—	—	4,990,775
Mutual Funds	761,374	—	—	—	—	761,374
Repurchase Agreements	—	—	29,199,836	—	—	29,199,836
Total	$157,711,888	$164,064	$42,163,171	$611,749	$—	$200,650,872

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $148,044,749)	$169,913,849
Investments in affiliated issuers, at value (cost $760,473)	761,374
Repurchase agreements, at value (cost $29,199,836)	29,199,836
Total investments (cost $178,005,058)	199,875,059
Segregated cash with broker	9,241,250
Unrealized appreciation on swap agreements	611,749
Cash	2,334
Receivables:
Fund shares sold	1,231,717
Dividends	150,061
Swap settlement	135,858
Interest	2,025
Securities sold	557
Foreign taxes reclaim	102
Total assets	211,250,712

Liabilities:
Payable for:
Fund shares redeemed	7,427,913
Management fees	112,507
Variation margin	59,925
Transfer agent and administrative fees	37,502
Distribution and service fees	17,287
Securities purchased	16,221
Portfolio accounting fees	15,001
Miscellaneous	90,203
Total liabilities	7,776,559
Commitments and contingent liabilities (Note 13)	—
Net assets	$203,474,153

Net assets consist of:
Paid in capital	$184,078,028
Undistributed net investment income	36,022
Accumulated net realized gain on investments	(3,285,711)
Net unrealized appreciation on investments	22,645,814
Net assets	$203,474,153

Investor Class:
Net assets	$164,820,276
Capital shares outstanding	3,351,460
Net asset value per share	$49.18

A-Class:
Net assets	$13,626,180
Capital shares outstanding	295,695
Net asset value per share	$46.08
Maximum offering price per share (Net asset value divided by 95.25%)	$48.38

C-Class:
Net assets	$11,089,686
Capital shares outstanding	264,913
Net asset value per share	$41.86

H-Class:
Net assets	$13,938,011
Capital shares outstanding	302,599
Net asset value per share	$46.06

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $266)	$1,702,095
Dividends from securities of affiliated issuers	214,103
Interest	43,346
Income from securities lending, net	760
Total investment income	1,960,304

Expenses:
Management fees	1,053,833
Transfer agent and administrative fees	351,278
Distribution and service fees:
Advisor Class	8,604
A-Class	18,508
C-Class	117,044
H-Class	20,537
Portfolio accounting fees	140,510
Custodian fees	16,311
Trustees’ fees*	9,436
Line of credit fees	1,828
Miscellaneous	186,393
Total expenses	1,924,282
Net investment income	36,022

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	13,457,406
Investments in affiliated issuers	(48,861)
Swap agreements	(4,304,217)
Futures contracts	(534,915)
Net realized gain	8,569,413
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(10,040,910)
Investments in affiliated issuers	901
Swap agreements	324,292
Futures contracts	112,883
Net change in unrealized appreciation (depreciation)	(9,602,834)
Net realized and unrealized loss	(1,033,421)
Net decrease in net assets resulting from operations	$(997,399)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$36,022	$261,033
Net realized gain on investments	8,569,413	15,565,512
Net change in unrealized appreciation (depreciation) on investments	(9,602,834)	5,141,300
Net increase (decrease) in net assets resulting from operations	(997,399)	20,967,845

Distributions to shareholders from:
Net investment income
Investor Class	(220,226)	(127,360)
Advisor Class**	—	(24,443)
A-Class	(16,296)	(4,698)
C-Class	(17,646)	(12,406)
H-Class**	(6,865)	(244)*
Total distributions to shareholders	(261,033)	(169,151)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,146,890,963	608,271,001
Advisor Class**	42,136,814	251,879,413
A-Class	97,617,577	6,568,419
C-Class	5,328,959	5,111,829
H-Class**	338,809,074	88,621,421 *
Distributions reinvested
Investor Class	211,470	122,980
Advisor Class**	—	24,400
A-Class	16,174	4,554
C-Class	17,443	11,924
H-Class**	6,864	244 *
Cost of shares redeemed
Investor Class	(1,116,506,927)	(590,801,336)
Advisor Class**	(40,531,593)	(259,841,399)
A-Class	(88,372,143)	(4,276,469)
C-Class	(6,024,829)	(5,079,311)
H-Class**	(333,139,118)	(86,211,806)*
Conversion activity**
Advisor Class	(4,895,263)	—
H-Class	4,895,263	—
Net increase from capital share transactions	46,460,728	14,405,864
Net increase in net assets	45,202,296	35,204,558

Net assets:
Beginning of year	158,271,857	123,067,299
End of year	$203,474,153	$158,271,857
Undistributed net investment income at end of year	$36,022	$261,033

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2016	Year Ended March 31, 2015
Capital share activity:
Shares sold
Investor Class	24,114,641	13,070,082
Advisor Class**	945,322	6,029,241
A-Class	2,237,941	148,884
C-Class	129,164	126,849
H-Class**	7,584,301	1,938,918 *
Shares issued from reinvestment of distributions
Investor Class	4,228	2,527
Advisor Class**	—	549
A-Class	345	100
C-Class	408	284
H-Class**	146	5 *
Shares redeemed
Investor Class	(23,535,529)	(12,754,141)
Advisor Class**	(909,434)	(6,156,017)
A-Class	(2,027,298)	(95,445)
C-Class	(146,842)	(128,803)
H-Class**	(7,436,202)	(1,902,454)*
Conversion activity**
Advisor Class	(121,453)	—
H-Class	117,885	—
Net increase in shares	957,623	280,579

*	Since the commencement of operations: September 18, 2014.
**	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 12.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$49.42	$42.15	$32.05	$26.82	$24.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.14	.14	.05	.08
Net gain (loss) on investments (realized and unrealized)	(.25)	7.18	9.96	5.21	2.15
Total from investment operations	(.18)	7.32	10.10	5.26	2.23
Less distributions from:
Net investment income	(.06)	(.05)	—	(.03)	—
Total distributions	(.06)	(.05)	—	(.03)	—
Net asset value, end of period	$49.18	$49.42	$42.15	$32.05	$26.82

Total Return[b]	(0.36%)	17.36%	31.51%	19.62%	9.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$164,820	$136,800	$103,254	$52,785	$54,598
Ratios to average net assets:
Net investment income (loss)	0.14%	0.31%	0.37%	0.20%	0.36%
Total expenses[c]	1.25%	1.27%	1.28%	1.26%	1.26%
Portfolio turnover rate	619%	403%	259%	137%	116%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$46.40	$39.67	$30.23	$25.38	$23.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.02	.05	(.01)	.01
Net gain (loss) on investments (realized and unrealized)	(.21)	6.76	9.39	4.89	2.05
Total from investment operations	(.26)	6.78	9.44	4.88	2.06
Less distributions from:
Net investment income	(.06)	(.05)	—	(.03)	—
Total distributions	(.06)	(.05)	—	(.03)	—
Net asset value, end of period	$46.08	$46.40	$39.67	$30.23	$25.38

Total Return[b]	(0.56%)	17.09%	31.23%	19.28%	8.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,626	$3,930	$1,237	$1,189	$1,472
Ratios to average net assets:
Net investment income (loss)	(0.11%)	0.05%	0.14%	(0.04%)	0.06%
Total expenses[c]	1.51%	1.52%	1.53%	1.50%	1.51%
Portfolio turnover rate	619%	403%	259%	137%	116%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$42.50	$36.62	$28.11	$23.77	$22.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.28)	(.20)	(.19)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.24)	6.21	8.71	4.56	1.89
Total from investment operations	(.58)	5.93	8.51	4.37	1.76
Less distributions from:
Net investment income	(.06)	(.05)	—	(.03)	—
Total distributions	(.06)	(.05)	—	(.03)	—
Net asset value, end of period	$41.86	$42.50	$36.62	$28.11	$23.77

Total Return[b]	(1.36%)	16.19%	30.27%	18.39%	8.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,090	$11,993	$10,394	$8,705	$8,829
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.70%)	(0.62%)	(0.79%)	(0.62%)
Total expenses[c]	2.26%	2.27%	2.28%	2.25%	2.26%
Portfolio turnover rate	619%	403%	259%	137%	116%

H-Class	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$46.40	$44.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	.02
Net gain (loss) on investments (realized and unrealized)	(.22)	2.03
Total from investment operations	(.28)	2.05
Less distributions from:
Net investment income	(.06)	(.05)
Total distributions	(.06)	(.05)
Net asset value, end of period	$46.06	$46.40

Total Return[b]	(0.60%)	4.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,938	$1,692
Ratios to average net assets:
Net investment income (loss)	(0.14%)	0.08%
Total expenses[c]	1.51%	1.51%
Portfolio turnover rate	619%	403%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

The broad-market S&P 500 Index returned 1.78% for the one-year period ended March 31, 2016, while the S&P 500® Fund H-Class returned 0.06% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index.

Sectors contributing the most to the performance of the underlying index were Information Technology and Consumer Staples. The sector detracting the most was Energy, followed by Health Care.

Microsoft Corp., General Electric Co., and Amazon.com, Inc. were the holdings contributing the most to the performance of the underlying index for the period. Apple, Inc., Biogen, Inc., and Kinder Morgan, Inc. — Class P detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	2.3%
Microsoft Corp.	1.6%
Exxon Mobil Corp.	1.3%
Johnson & Johnson	1.1%
General Electric Co.	1.1%
Berkshire Hathaway, Inc. — Class B	1.0%
Facebook, Inc. — Class A	1.0%
AT&T, Inc.	0.9%
Amazon.com, Inc.	0.9%
Wells Fargo & Co.	0.8%
Top Ten Total	12.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	Since Inception (05/31/06)
A-Class Shares	0.08%	9.76%	5.77%
A-Class Shares with sales charge†	-4.66%	8.70%	5.24%
C-Class Shares	-0.67%	8.92%	4.94%
C-Class Shares with CDSC‡	-1.63%	8.92%	4.94%
H-Class Shares	0.06%	9.78%	5.76%
S&P 500 Index	1.78%	11.58%	7.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
S&P 500® FUND

	Shares	Value

COMMON STOCKS† - 67.3%

Consumer, Non-cyclical - 16.1%
Johnson & Johnson	29,434	$3,184,758
Procter & Gamble Co.	28,294	2,328,879
Coca-Cola Co.	41,564	1,928,153
Pfizer, Inc.	64,515	1,912,225
Philip Morris International, Inc.	16,527	1,621,464
PepsiCo, Inc.	15,418	1,580,037
Merck & Company, Inc.	29,603	1,566,295
Gilead Sciences, Inc.	14,580	1,339,319
Altria Group, Inc.	20,885	1,308,654
UnitedHealth Group, Inc.	10,141	1,307,175
Amgen, Inc.	8,022	1,202,738
Bristol-Myers Squibb Co.	17,808	1,137,575
Allergan plc*	4,210	1,128,406
Medtronic plc	14,999	1,124,925
AbbVie, Inc.	17,187	981,721
Celgene Corp.*	8,338	834,550
Eli Lilly & Co.	10,383	747,680
Colgate-Palmolive Co.	9,523	672,800
Mondelez International, Inc. — Class A	16,735	671,407
Abbott Laboratories	15,715	657,358
Biogen, Inc.*	2,332	607,066
Danaher Corp.	6,377	604,922
Thermo Fisher Scientific, Inc.	4,227	598,501
Kimberly-Clark Corp.	3,850	517,864
Kraft Heinz Co.	6,342	498,228
Express Scripts Holding Co.*	7,126	489,485
PayPal Holdings, Inc.*	11,868	458,105
Reynolds American, Inc.	8,831	444,288
Automatic Data Processing, Inc.	4,880	437,784
Aetna, Inc.	3,729	418,953
General Mills, Inc.	6,329	400,942
Kroger Co.	10,397	397,685
Anthem, Inc.	2,788	387,504
McKesson Corp.	2,438	383,375
Cigna Corp.	2,728	374,391
Stryker Corp.	3,342	358,563
Becton Dickinson and Co.	2,259	342,961
Alexion Pharmaceuticals, Inc.*	2,403	334,546
Regeneron Pharmaceuticals, Inc.*	833	300,247
Baxalta, Inc.	7,267	293,587
Humana, Inc.	1,582	289,427
Cardinal Health, Inc.	3,513	287,890
Constellation Brands, Inc. — Class A	1,876	283,445
McGraw Hill Financial, Inc.	2,830	280,113
Boston Scientific Corp.*	14,383	270,544
Sysco Corp.	5,601	261,735
HCA Holdings, Inc.*	3,260	254,444
Illumina, Inc.*	1,568	254,188
Baxter International, Inc.	5,844	240,072
Intuitive Surgical, Inc.*	399	239,819
Archer-Daniels-Midland Co.	6,350	230,569
Estee Lauder Companies, Inc. — Class A	2,367	223,232
Zoetis, Inc.	4,879	216,286
Monster Beverage Corp.*	1,602	213,675
Vertex Pharmaceuticals, Inc.*	2,628	208,900
Tyson Foods, Inc. — Class A	3,126	208,379
ConAgra Foods, Inc.	4,631	206,635
Kellogg Co.	2,690	205,920
Mylan N.V.*	4,397	203,801
Zimmer Biomet Holdings, Inc.	1,909	203,557
Nielsen Holdings plc	3,860	203,268
Edwards Lifesciences Corp.*	2,289	201,913
Perrigo Company plc	1,562	199,827
Molson Coors Brewing Co. — Class B	1,961	188,609
AmerisourceBergen Corp. — Class A	2,082	180,197
Dr Pepper Snapple Group, Inc.	1,998	178,661
Moody’s Corp.	1,809	174,677
Clorox Co.	1,380	173,963
Mead Johnson Nutrition Co. — Class A	1,989	169,005
St. Jude Medical, Inc.	3,025	166,375
JM Smucker Co.	1,277	165,806
CR Bard, Inc.	787	159,501
DENTSPLY SIRONA, Inc.	2,574	158,636
Henry Schein, Inc.*	874	150,879
Equifax, Inc.	1,266	144,691
Hershey Co.	1,530	140,898
Verisk Analytics, Inc. — Class A*	1,649	131,788
DaVita HealthCare Partners, Inc.*	1,768	129,736
Church & Dwight Company, Inc.	1,384	127,577
Laboratory Corporation of America Holdings*	1,084	126,969
Hormel Foods Corp.	2,883	124,661
McCormick & Company, Inc.	1,231	122,460
Campbell Soup Co.	1,918	122,349
Universal Health Services, Inc. — Class B	964	120,230
Coca-Cola Enterprises, Inc.	2,231	113,201
Centene Corp.*	1,811	111,503
Quest Diagnostics, Inc.	1,523	108,818
Whole Foods Market, Inc.	3,463	107,734
Brown-Forman Corp. — Class B	1,072	105,560
Western Union Co.	5,354	103,279
Hologic, Inc.*	2,631	90,770
Total System Services, Inc.	1,798	85,549
Cintas Corp.	934	83,883
Varian Medical Systems, Inc.*	1,019	81,540
Mallinckrodt plc*	1,194	73,168
ADT Corp.	1,763	72,741
Avery Dennison Corp.	954	68,793
H&R Block, Inc.	2,517	66,499
Robert Half International, Inc.	1,399	65,165
Endo International plc*	2,181	61,395
United Rentals, Inc.*	970	60,324

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P 500® FUND

	Shares	Value

Patterson Companies, Inc.	890	$41,412
Quanta Services, Inc.*	1,704	38,442
Tenet Healthcare Corp.*	1,051	30,405
Total Consumer, Non-cyclical		46,000,604

Financial - 11.3%
Berkshire Hathaway, Inc. — Class B*	19,985	2,835,472
Wells Fargo & Co.	49,279	2,383,132
JPMorgan Chase & Co.	39,150	2,318,462
Visa, Inc. — Class A	20,471	1,565,622
Bank of America Corp.	110,142	1,489,120
Citigroup, Inc.	31,447	1,312,912
MasterCard, Inc. — Class A	10,459	988,376
U.S. Bancorp	17,420	707,078
Simon Property Group, Inc.	3,300	685,378
American International Group, Inc.	12,261	662,707
Goldman Sachs Group, Inc.	4,190	657,746
Chubb Ltd.	4,916	585,741
American Express Co.	8,741	536,697
MetLife, Inc.	11,698	514,010
American Tower Corp. — Class A	4,522	462,917
BlackRock, Inc. — Class A	1,347	458,749
PNC Financial Services Group, Inc.	5,345	452,026
Public Storage	1,571	433,328
Bank of New York Mellon Corp.	11,475	422,624
Morgan Stanley	16,296	407,563
Capital One Financial Corp.	5,625	389,869
Travelers Companies, Inc.	3,146	367,170
Charles Schwab Corp.	12,818	359,160
CME Group, Inc. — Class A	3,610	346,740
Prudential Financial, Inc.	4,757	343,551
Marsh & McLennan Companies, Inc.	5,560	337,993
Crown Castle International Corp.	3,560	307,940
Aon plc	2,881	300,920
Intercontinental Exchange, Inc.	1,268	298,158
Equity Residential	3,895	292,243
Aflac, Inc.	4,480	282,867
AvalonBay Communities, Inc.	1,461	277,882
BB&T Corp.	8,325	276,973
Allstate Corp.	4,035	271,838
Welltower, Inc.	3,788	262,660
Weyerhaeuser Co.	8,420	260,852
Synchrony Financial*	8,894	254,902
State Street Corp.	4,267	249,705
Prologis, Inc.	5,598	247,320
Equinix, Inc.	735	243,072
Ventas, Inc.	3,585	225,712
Discover Financial Services	4,418	224,965
Progressive Corp.	6,233	219,028
Boston Properties, Inc.	1,638	208,157
Hartford Financial Services Group, Inc.	4,231	194,964
T. Rowe Price Group, Inc.	2,647	194,449
SunTrust Banks, Inc.	5,387	194,363
M&T Bank Corp.	1,697	188,367
General Growth Properties, Inc.	6,212	184,683
Vornado Realty Trust	1,891	178,567
Willis Towers Watson plc	1,474	174,905
Ameriprise Financial, Inc.	1,802	169,406
Realty Income Corp.	2,671	166,964
Essex Property Trust, Inc.	697	163,000
HCP, Inc.	4,966	161,792
Franklin Resources, Inc.	3,983	155,536
Northern Trust Corp.	2,296	149,630
Fifth Third Bancorp	8,355	139,445
Alliance Data Systems Corp.*	632	139,040
Invesco Ltd.	4,442	136,680
Host Hotels & Resorts, Inc.	8,024	134,001
Kimco Realty Corp.	4,413	127,006
Extra Space Storage, Inc.	1,334	124,676
Citizens Financial Group, Inc.	5,630	117,949
Federal Realty Investment Trust	743	115,945
XL Group plc — Class A	3,113	114,558
Principal Financial Group, Inc.	2,893	114,129
UDR, Inc.	2,849	109,772
Loews Corp.	2,857	109,309
Regions Financial Corp.	13,737	107,835
Macerich Co.	1,352	107,132
SL Green Realty Corp.	1,067	103,371
Cincinnati Financial Corp.	1,578	103,138
Lincoln National Corp.	2,570	100,744
KeyCorp	8,913	98,400
Affiliated Managers Group, Inc.*	576	93,542
CBRE Group, Inc. — Class A*	3,102	89,400
Nasdaq, Inc.	1,224	81,249
Huntington Bancshares, Inc.	8,480	80,899
Unum Group	2,548	78,784
E*TRADE Financial Corp.*	3,016	73,862
Comerica, Inc.	1,865	70,628
Apartment Investment & Management Co. — Class A	1,670	69,839
Iron Mountain, Inc.	2,053	69,617
Torchmark Corp.	1,203	65,154
Assurant, Inc.	691	53,311
Zions Bancorporation	2,181	52,802
People’s United Financial, Inc.	3,311	52,744
Navient Corp.	3,657	43,774
Legg Mason, Inc.	1,149	39,847
Total Financial		32,124,545

Communications - 8.9%
Facebook, Inc. — Class A*	24,480	2,793,167
AT&T, Inc.	65,614	2,570,100
Amazon.com, Inc.*	4,118	2,444,610
Alphabet, Inc. — Class A*	3,121	2,381,010
Alphabet, Inc. — Class C*	3,170	2,361,492
Verizon Communications, Inc.	43,455	2,350,046
Walt Disney Co.	16,011	1,590,052
Comcast Corp. — Class A	25,952	1,585,148

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P 500® FUND

	Shares	Value

Cisco Systems, Inc.	53,677	$1,528,185
Priceline Group, Inc.*	529	681,860
Time Warner Cable, Inc.	3,022	618,362
Time Warner, Inc.	8,428	611,451
Netflix, Inc.*	4,566	466,782
Yahoo!, Inc.*	9,292	342,039
Twenty-First Century Fox, Inc. — Class A	11,941	332,915
eBay, Inc.*	11,567	275,989
CBS Corp. — Class B	4,499	247,850
Omnicom Group, Inc.	2,556	212,735
CenturyLink, Inc.	5,801	185,400
Level 3 Communications, Inc.*	3,083	162,937
Viacom, Inc. — Class B	3,696	152,571
Expedia, Inc.	1,264	136,284
Twenty-First Century Fox, Inc. — Class B	4,600	129,720
Motorola Solutions, Inc.	1,692	128,084
Symantec Corp.	6,957	127,870
Interpublic Group of Companies, Inc.	4,289	98,433
Juniper Networks, Inc.	3,755	95,790
VeriSign, Inc.*	1,028	91,019
TripAdvisor, Inc.*	1,215	80,798
Cablevision Systems Corp. — Class A	2,374	78,342
F5 Networks, Inc.*	733	77,588
Frontier Communications Corp.	12,461	69,657
Discovery Communications, Inc. — Class C*	2,539	68,553
Scripps Networks Interactive, Inc. — Class A	1,012	66,286
TEGNA, Inc.	2,344	54,990
News Corp. — Class A	4,053	51,757
Discovery Communications, Inc. — Class A*	1,601	45,837
News Corp. — Class B	1,150	15,238
Total Communications		25,310,947

Technology - 8.7%
Apple, Inc.	59,144	6,445,996
Microsoft Corp.	84,367	4,659,590
Intel Corp.	50,390	1,630,116
International Business Machines Corp.	9,430	1,428,174
Oracle Corp.	33,610	1,374,985
QUALCOMM, Inc.	15,946	815,478
Accenture plc — Class A	6,698	772,949
Texas Instruments, Inc.	10,723	615,715
EMC Corp.	20,769	553,494
Adobe Systems, Inc.*	5,316	498,642
salesforce.com, Inc.*	6,727	496,654
Cognizant Technology Solutions Corp. — Class A*	6,497	407,362
Hewlett Packard Enterprise Co.	18,310	324,636
Intuit, Inc.	2,739	284,883
Applied Materials, Inc.	12,061	255,452
Fiserv, Inc.*	2,378	243,935
HP, Inc.	18,418	226,910
Electronic Arts, Inc.*	3,299	218,097
Analog Devices, Inc.	3,307	195,741
NVIDIA Corp.	5,452	194,255
Fidelity National Information Services, Inc.	2,945	186,448
Paychex, Inc.	3,427	185,092
Activision Blizzard, Inc.	5,410	183,074
Cerner Corp.*	3,228	170,955
SanDisk Corp.	2,144	163,116
Skyworks Solutions, Inc.	2,044	159,228
Red Hat, Inc.*	1,948	145,145
Autodesk, Inc.*	2,403	140,119
Lam Research Corp.	1,695	140,007
Xilinx, Inc.	2,726	129,294
Citrix Systems, Inc.*	1,642	129,028
KLA-Tencor Corp.	1,660	120,865
Western Digital Corp.	2,483	117,297
Micron Technology, Inc.*	11,066	115,861
Linear Technology Corp.	2,553	113,762
Xerox Corp.	10,156	113,341
Seagate Technology plc	3,162	108,931
Akamai Technologies, Inc.*	1,885	104,749
Microchip Technology, Inc.	2,171	104,642
CA, Inc.	3,156	97,173
NetApp, Inc.	3,084	84,162
Qorvo, Inc.*	1,377	69,415
Pitney Bowes, Inc.	2,043	44,006
Dun & Bradstreet Corp.	386	39,789
CSRA, Inc.	1,453	39,086
Teradata Corp.*	1,419	37,235
Total Technology		24,684,884

Consumer, Cyclical - 7.2%
Home Depot, Inc.	13,524	1,804,506
CVS Health Corp.	11,717	1,215,404
McDonald’s Corp.	9,617	1,208,664
Wal-Mart Stores, Inc.	16,735	1,146,180
Starbucks Corp.	15,767	941,290
NIKE, Inc. — Class B	14,399	885,107
Walgreens Boots Alliance, Inc.	9,205	775,429
Lowe’s Companies, Inc.	9,761	739,396
Costco Wholesale Corp.	4,691	739,208
Ford Motor Co.	41,586	561,411
TJX Companies, Inc.	7,142	559,575
Target Corp.	6,424	528,567
General Motors Co.	14,992	471,199
Delta Air Lines, Inc.	8,304	404,239
Yum! Brands, Inc.	4,360	356,866
Southwest Airlines Co.	6,806	304,909
O’Reilly Automotive, Inc.*	1,037	283,785
Johnson Controls, Inc.	6,915	269,478
Dollar General Corp.	3,103	265,617
American Airlines Group, Inc.	6,432	263,776
AutoZone, Inc.*	322	256,534
Carnival Corp.	4,807	253,666
Ross Stores, Inc.	4,320	250,128
L Brands, Inc.	2,717	238,580
VF Corp.	3,622	234,560

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P 500® FUND

	Shares	Value

United Continental Holdings, Inc.*	3,835	$229,563
Delphi Automotive plc	2,960	222,059
Dollar Tree, Inc.*	2,505	206,562
PACCAR, Inc.	3,748	204,978
Under Armour, Inc. — Class A*	1,938	164,401
Genuine Parts Co.	1,595	158,479
Fastenal Co.	3,078	150,822
Chipotle Mexican Grill, Inc. — Class A*	320	150,710
Starwood Hotels & Resorts Worldwide, Inc.	1,800	150,174
Royal Caribbean Cruises Ltd.	1,809	148,609
Whirlpool Corp.	824	148,600
Macy’s, Inc.	3,310	145,938
Marriott International, Inc. — Class A	2,028	144,353
WW Grainger, Inc.	606	141,459
Mohawk Industries, Inc.*	678	129,430
Tractor Supply Co.	1,427	129,087
Newell Rubbermaid, Inc.	2,850	126,227
Advance Auto Parts, Inc.	782	125,386
Mattel, Inc.	3,627	121,940
Coach, Inc.	2,962	118,747
Hanesbrands, Inc.	4,178	118,405
Michael Kors Holdings Ltd.*	1,914	109,021
CarMax, Inc.*	2,088	106,697
DR Horton, Inc.	3,510	106,107
Signet Jewelers Ltd.	848	105,177
Harley-Davidson, Inc.	1,963	100,761
Best Buy Company, Inc.	3,005	97,482
Hasbro, Inc.	1,198	95,960
Kohl’s Corp.	2,025	94,385
Goodyear Tire & Rubber Co.	2,848	93,927
Lennar Corp. — Class A	1,921	92,900
Wyndham Worldwide Corp.	1,200	91,716
BorgWarner, Inc.	2,332	89,549
Tiffany & Co.	1,190	87,322
Bed Bath & Beyond, Inc.*	1,745	86,622
PVH Corp.	874	86,578
Darden Restaurants, Inc.	1,231	81,615
Wynn Resorts Ltd.	868	81,097
Nordstrom, Inc.	1,370	78,378
Staples, Inc.	6,888	75,975
The Gap, Inc.	2,414	70,972
Leggett & Platt, Inc.	1,447	70,035
Harman International Industries, Inc.	759	67,581
PulteGroup, Inc.	3,389	63,408
Ralph Lauren Corp. — Class A	620	59,681
AutoNation, Inc.*	789	36,831
GameStop Corp. — Class A	1,116	35,411
Urban Outfitters, Inc.*	926	30,641
Total Consumer, Cyclical		20,389,832

Industrial - 6.3%
General Electric Co.	99,528	3,163,995
3M Co.	6,454	1,075,430
Honeywell International, Inc.	8,206	919,483
Boeing Co.	6,643	843,262
United Technologies Corp.	8,298	830,630
United Parcel Service, Inc. — Class B	7,362	776,471
Union Pacific Corp.	9,029	718,256
Lockheed Martin Corp.	2,802	620,643
Caterpillar, Inc.	6,212	475,467
FedEx Corp.	2,734	444,876
General Dynamics Corp.	3,120	409,874
Raytheon Co.	3,189	391,067
Northrop Grumman Corp.	1,930	381,947
Emerson Electric Co.	6,860	373,046
Illinois Tool Works, Inc.	3,492	357,721
Eaton Corporation plc	4,895	306,231
Norfolk Southern Corp.	3,181	264,818
CSX Corp.	10,274	264,556
Waste Management, Inc.	4,421	260,839
Corning, Inc.	11,870	247,964
Deere & Co.	3,195	245,983
TE Connectivity Ltd.	3,943	244,151
Roper Technologies, Inc.	1,078	197,026
Cummins, Inc.	1,729	190,086
Amphenol Corp. — Class A	3,286	189,997
Stanley Black & Decker, Inc.	1,625	170,966
Ingersoll-Rand plc	2,740	169,907
Tyco International plc	4,529	166,260
Parker-Hannifin Corp.	1,441	160,066
Rockwell Automation, Inc.	1,402	159,478
Vulcan Materials Co.	1,420	149,909
Agilent Technologies, Inc.	3,496	139,315
Rockwell Collins, Inc.	1,399	129,002
AMETEK, Inc.	2,512	125,550
Republic Services, Inc. — Class A	2,538	120,936
Stericycle, Inc.*	907	114,454
Waters Corp.*	867	114,374
CH Robinson Worldwide, Inc.	1,528	113,423
Masco Corp.	3,562	112,025
Martin Marietta Materials, Inc.	686	109,424
Ball Corp.	1,512	107,791
Dover Corp.	1,653	106,337
WestRock Co.	2,708	105,693
Pentair plc	1,946	105,590
Textron, Inc.	2,893	105,479
Harris Corp.	1,330	103,554
Sealed Air Corp.	2,091	100,389
Kansas City Southern	1,157	98,866
L-3 Communications Holdings, Inc.	830	98,355
Snap-on, Inc.	620	97,334
Expeditors International of Washington, Inc.	1,942	94,789
J.B. Hunt Transport Services, Inc.	950	80,028
Fluor Corp.	1,482	79,583
Xylem, Inc.	1,904	77,874
Allegion plc	1,025	65,303
Flowserve Corp.	1,387	61,597

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P 500® FUND

	Shares	Value

PerkinElmer, Inc.	1,171	$57,918
Jacobs Engineering Group, Inc.*	1,307	56,920
Garmin Ltd.	1,255	50,150
FLIR Systems, Inc.	1,467	48,338
Ryder System, Inc.	571	36,989
Owens-Illinois, Inc.*	1,717	27,403
Total Industrial		18,015,188

Energy - 4.6%
Exxon Mobil Corp.	44,297	3,702,786
Chevron Corp.	20,087	1,916,300
Schlumberger Ltd.	13,368	985,891
Occidental Petroleum Corp.	8,148	557,568
ConocoPhillips	13,186	531,000
Phillips 66	5,007	433,555
EOG Resources, Inc.	5,866	425,755
Kinder Morgan, Inc.	19,519	348,608
Halliburton Co.	9,156	327,052
Valero Energy Corp.	5,018	321,855
Anadarko Petroleum Corp.	5,423	252,550
Pioneer Natural Resources Co.	1,742	245,169
Spectra Energy Corp.	7,163	219,188
Marathon Petroleum Corp.	5,645	209,881
Baker Hughes, Inc.	4,671	204,730
Apache Corp.	4,035	196,948
Devon Energy Corp.	5,443	149,356
Hess Corp.	2,825	148,736
Noble Energy, Inc.	4,574	143,669
Concho Resources, Inc.*	1,377	139,132
Cameron International Corp.*	2,044	137,050
National Oilwell Varco, Inc.	4,009	124,680
Williams Companies, Inc.	7,281	117,006
Equities Corp.	1,703	114,544
Cabot Oil & Gas Corp. — Class A	4,886	110,961
Tesoro Corp.	1,273	109,491
Columbia Pipeline Group, Inc.	4,265	107,052
Marathon Oil Corp.	8,999	100,249
Cimarex Energy Co.	1,011	98,340
Newfield Exploration Co.*	2,113	70,257
Helmerich & Payne, Inc.	1,152	67,646
ONEOK, Inc.	2,240	66,886
FMC Technologies, Inc.*	2,420	66,211
Range Resources Corp.	1,809	58,575
First Solar, Inc.*	814	55,735
Murphy Oil Corp.	1,725	43,453
Southwestern Energy Co.*	4,156	33,539
Transocean Ltd.	3,651	33,370
Chesapeake Energy Corp.	5,519	22,738
Diamond Offshore Drilling, Inc.	688	14,950
Total Energy		13,012,462

Utilities - 2.3%
Duke Energy Corp.	7,343	592,434
NextEra Energy, Inc.	4,913	581,405
Southern Co.	9,737	503,695
Dominion Resources, Inc.	6,362	477,913
Exelon Corp.	9,813	351,894
American Electric Power Company, Inc.	5,238	347,803
PG&E Corp.	5,257	313,948
PPL Corp.	7,188	273,647
Sempra Energy	2,515	261,686
Public Service Enterprise Group, Inc.	5,402	254,650
Edison International	3,475	249,818
Consolidated Edison, Inc.	3,132	239,974
Xcel Energy, Inc.	5,414	226,413
WEC Energy Group, Inc.	3,367	202,256
Eversource Energy	3,383	197,364
DTE Energy Co.	1,914	173,523
FirstEnergy Corp.	4,519	162,548
Entergy Corp.	1,904	150,949
American Water Works Company, Inc.	1,899	130,898
Ameren Corp.	2,588	129,659
CMS Energy Corp.	2,956	125,453
SCANA Corp.	1,524	106,909
CenterPoint Energy, Inc.	4,590	96,023
Pinnacle West Capital Corp.	1,184	88,883
AGL Resources, Inc.	1,284	83,640
AES Corp.	7,037	83,036
NiSource, Inc.	3,411	80,363
TECO Energy, Inc.	2,512	69,155
NRG Energy, Inc.	3,359	43,701
Total Utilities		6,599,640

Basic Materials - 1.7%
Dow Chemical Co.	11,916	606,048
EI du Pont de Nemours & Co.	9,298	588,749
Monsanto Co.	4,697	412,115
Praxair, Inc.	3,038	347,698
PPG Industries, Inc.	2,846	317,301
Ecolab, Inc.	2,842	316,940
LyondellBasell Industries N.V. — Class A	3,688	315,619
Air Products & Chemicals, Inc.	2,070	298,184
Sherwin-Williams Co.	837	238,269
International Paper Co.	4,386	180,001
Nucor Corp.	3,391	160,394
Newmont Mining Corp.	5,644	150,018
Freeport-McMoRan, Inc.	13,353	138,070
Alcoa, Inc.	14,025	134,360
Eastman Chemical Co.	1,576	113,834
Mosaic Co.	3,760	101,520
Airgas, Inc.	695	98,440
International Flavors & Fragrances, Inc.	852	96,932
CF Industries Holdings, Inc.	2,486	77,911
FMC Corp.	1,426	57,568
Total Basic Materials		4,749,971

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P 500® FUND

	Shares	Value

Information Technology - 0.2%
Broadcom Ltd.	3,955	$611,048

Diversified - 0.0%
Leucadia National Corp.	3,555	57,484

Total Common Stocks
(Cost $132,802,037)		191,556,605

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 12.2%
Federal Home Loan Bank[1]
0.08% due 04/01/16	$25,000,000	25,000,000
0.36% due 06/01/16	2,000,000	1,998,950
Total Federal Home Loan Bank		26,998,950
Farmer Mac[1]
0.66% due 12/09/16	8,000,000	7,972,560
Total Federal Agency Discount Notes
(Cost $34,961,820)		34,971,510

FEDERAL AGENCY NOTES†† - 7.1%
Federal Home Loan Banks[1]
0.53% due 01/11/17[5]	15,000,000	15,001,635
Federal Farm Credit Bank[1]
0.42% due 08/01/17[5]	5,000,000	4,990,775
Total Federal Agency Notes
(Cost $20,000,000)		19,992,410

REPURCHASE AGREEMENTS††,2 - 12.4%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	21,752,596	21,752,596
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[3]	13,566,166	13,566,166
Total Repurchase Agreements
(Cost $35,318,762)		35,318,762

Total Investments - 99.0%
(Cost $223,082,619)		$281,839,287
Other Assets & Liabilities, net - 1.0%		3,040,759
Total Net Assets - 100.0%		$284,880,046

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $20,505,000)	200	$274,328

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2016 S&P 500 Index Swap 0.40%[4], Terminating 04/26/16 (Notional Value $41,092,546)	19,950	$456,547
Credit Suisse Capital, LLC April 2016 S&P 500 Index Swap 0.43%[4], Terminating 04/26/16 (Notional Value $804,819)	391	9,119
Barclays Bank plc April 2016 S&P 500 Index Swap 0.40%[4], Terminating 04/29/16 (Notional Value $31,391,509)	15,241	(34,021)
(Total Notional Value $73,288,874)		$431,645

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[4]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
[5]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$191,556,605	$—	$—	$—	$—	$191,556,605
Equity Futures Contracts	—	274,328	—	—	—	274,328
Equity Index Swap Agreements	—	—	—	465,666	—	465,666
Federal Agency Discount Notes	—	—	34,971,510	—	—	34,971,510
Federal Agency Notes	—	—	19,992,410	—	—	19,992,410
Repurchase Agreements	—	—	35,318,762	—	—	35,318,762
Total	$191,556,605	$274,328	$90,282,682	$465,666	$—	$282,579,281

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$34,021	$—	$34,021

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $187,763,857)	$246,520,525
Repurchase agreements, at value (cost $35,318,762)	35,318,762
Total investments (cost $223,082,619)	281,839,287
Segregated cash with broker	3,970,000
Unrealized appreciation on swap agreements	465,666
Cash	3,713
Receivables:
Fund shares sold	1,066,245
Dividends	215,111
Interest	3,840
Swap settlement	1,293
Securities sold	674
Foreign taxes reclaim	271
Total assets	287,566,100

Liabilities:
Unrealized depreciation on swap agreements	34,021
Payable for:
Fund shares redeemed	2,094,274
Management fees	148,539
Distribution and service fees	59,144
Transfer agent and administrative fees	49,513
Variation margin	47,000
Portfolio accounting fees	29,708
Miscellaneous	223,855
Total liabilities	2,686,054
Commitments and contingent liabilities (Note 13)	—
Net assets	$284,880,046

Net assets consist of:
Paid in capital	$250,563,858
Undistributed net investment income	—
Accumulated net realized loss on investments	(25,146,453)
Net unrealized appreciation on investments	59,462,641
Net assets	$284,880,046

A-Class:
Net assets	$39,793,186
Capital shares outstanding	998,636
Net asset value per share	$39.85
Maximum offering price per share (Net asset value divided by 95.25%)	$41.84

C-Class:
Net assets	$15,667,076
Capital shares outstanding	426,459
Net asset value per share	$36.74

H-Class:
Net assets	$229,419,784
Capital shares outstanding	5,758,157
Net asset value per share	$39.84

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $470)	$4,000,384
Interest	81,612
Income from securities lending, net	2,340
Total investment income	4,084,336

Expenses:
Management fees	1,939,381
Transfer agent and administrative fees	646,461
Distribution and service fees:	—
A-Class	67,806
C-Class	187,350
H-Class	531,821
Portfolio accounting fees	387,880
Custodian fees	29,964
Trustees’ fees*	18,785
Line of credit fees	3,291
Miscellaneous	337,376
Total expenses	4,150,115
Net investment income	(65,779)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	27,939,193
Swap agreements	(5,019,243)
Futures contracts	1,819,577
Net realized gain	24,739,527
Net change in unrealized appreciation (depreciation) on:
Investments	(39,521,270)
Swap agreements	446,145
Futures contracts	232,754
Net change in unrealized appreciation (depreciation)	(38,842,371)
Net realized and unrealized loss	(14,102,844)
Net decrease in net assets resulting from operations	$(14,168,623)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(65,779)	$261,293
Net realized gain on investments	24,739,527	7,172,036
Net change in unrealized appreciation (depreciation) on investments	(38,842,371)	19,170,148
Net increase (decrease) in net assets resulting from operations	(14,168,623)	26,603,477

Distributions to shareholders from:
Net investment income
A-Class	(6,128)	(17,679)
C-Class	(5,127)	(8,817)
H-Class	(73,343)	(133,918)
Net realized gains
A-Class	(964,527)	(487,372)
C-Class	(806,970)	(243,055)
H-Class	(11,544,030)	(3,691,790)
Total distributions to shareholders	(13,400,125)	(4,582,631)

Capital share transactions:
Proceeds from sale of shares
A-Class	164,205,961	119,690,602
C-Class	36,973,427	50,549,094
H-Class	1,458,575,350	1,614,367,735
Distributions reinvested
A-Class	885,581	468,300
C-Class	784,294	244,609
H-Class	11,569,754	3,424,733
Cost of shares redeemed
A-Class	(153,213,908)	(121,906,600)
C-Class	(41,974,574)	(47,582,225)
H-Class	(1,468,966,601)	(1,637,788,549)
Net increase (decrease) from capital share transactions	8,839,284	(18,532,301)
Net increase (decrease) in net assets	(18,729,464)	3,488,545

Net assets:
Beginning of year	303,609,510	300,120,965
End of year	$284,880,046	$303,609,510
Undistributed net investment income at end of year	$—	$84,598

Capital share activity:
Shares sold
A-Class	4,121,399	2,973,303
C-Class	995,592	1,356,402
H-Class	36,101,253	40,239,115
Shares issued from reinvestment of distributions
A-Class	22,217	11,383
C-Class	21,289	6,365
H-Class	290,260	83,226
Shares redeemed
A-Class	(3,821,927)	(3,049,603)
C-Class	(1,134,175)	(1,274,767)
H-Class	(36,783,666)	(40,944,917)
Net decrease in shares	(187,758)	(599,493)

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$41.40	$37.78	$31.55	$28.20	$26.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.04	.07	.06	.01
Net gain (loss) on investments (realized and unrealized)	—	4.08	6.20	3.36	1.78
Total from investment operations	.03	4.12	6.27	3.42	1.79
Less distributions from:
Net investment income	(.01)	(.02)	(.04)	(.07)	—
Net realized gains	(1.57)	(.48)	—	—	—
Total distributions	(1.58)	(.50)	(.04)	(.07)	—
Net asset value, end of period	$39.85	$41.40	$37.78	$31.55	$28.20

Total Return[b]	0.08%	10.90%	19.87%	12.16%	6.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,793	$28,022	$28,028	$12,014	$13,413
Ratios to average net assets:
Net investment income (loss)	0.02%	0.11%	0.19%	0.22%	0.05%
Total expenses	1.55%	1.59%	1.57%	1.50%	1.51%
Portfolio turnover rate	181%	256%	157%	76%	196%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$38.58	$35.51	$29.87	$26.91	$25.41
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	(.23)	(.19)	(.14)	(.20)
Net gain (loss) on investments (realized and unrealized)	—	3.80	5.87	3.17	1.70
Total from investment operations	(.26)	3.57	5.68	3.03	1.50
Less distributions from:
Net investment income	(.01)	(.02)	(.04)	(.07)	—
Net realized gains	(1.57)	(.48)	—	—	—
Total distributions	(1.58)	(.50)	(.04)	(.07)	—
Net asset value, end of period	$36.74	$38.58	$35.51	$29.87	$26.91

Total Return[b]	(0.67%)	10.04%	19.01%	11.29%	5.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,667	$20,977	$16,182	$10,231	$10,110
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.62%)	(0.59%)	(0.52%)	(0.80%)
Total expenses	2.31%	2.34%	2.32%	2.28%	2.26%
Portfolio turnover rate	181%	256%	157%	76%	196%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$41.40	$37.78	$31.55	$28.20	$26.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.05	.05	.07	(.02)
Net gain (loss) on investments (realized and unrealized)	(.01)	4.07	6.22	3.35	1.83
Total from investment operations	.02	4.12	6.27	3.42	1.81
Less distributions from:
Net investment income	(.01)	(.02)	(.04)	(.07)	—
Net realized gains	(1.57)	(.48)	—	—	—
Total distributions	(1.58)	(.50)	(.04)	(.07)	—
Net asset value, end of period	$39.84	$41.40	$37.78	$31.55	$28.20

Total Return[b]	0.06%	10.90%	19.87%	12.16%	6.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$229,420	$254,610	$255,912	$265,358	$240,847
Ratios to average net assets:
Net investment income (loss)	0.07%	0.12%	0.15%	0.24%	(0.07%)
Total expenses	1.55%	1.58%	1.56%	1.50%	1.50%
Portfolio turnover rate	181%	256%	157%	76%	196%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund Investor Class returned -5.07%, while the S&P 500 Index returned 1.78% over the same period.

Sectors contributing the most to the performance of the underlying index were Information Technology and Consumer Staples. The sector detracting the most was Energy, followed by Health Care.

Microsoft Corp., General Electric Co., and Amazon.com, Inc. were the holdings contributing the most to the performance of the underlying index for the period. Apple, Inc., Biogen, Inc., and Kinder Morgan, Inc. — Class P detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holding	(% of Total Net Assets)
Guggenheim Strategy Fund I	31.8%

“Largest Holding” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-5.07%	-13.44%	-9.33%
A-Class Shares	-5.30%	-13.66%	-9.56%
A-Class Shares with sales charge†	-9.81%	-14.50%	-10.00%
C-Class Shares	-6.05%	-14.30%	-10.25%
C-Class Shares with CDSC‡	-6.99%	-14.30%	-10.25%
S&P 500 Index	1.78%	11.58%	7.01%

		1 Year	Since Inception (09/18/14)
H-Class Shares		-5.37%	-6.91%
S&P 500 Index		1.78%	3.73%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 31.8%
Guggenheim Strategy Fund I1	2,301,651	$57,103,957
Total Mutual Funds
(Cost $57,222,670)		57,103,957

	Face Amount

FEDERAL AGENCY NOTES†† - 32.1%
Federal Farm Credit Bank[2]
0.47% due 12/08/17[7]	$13,600,000	13,571,915
0.43% due 12/15/16[7]	12,000,000	11,995,728
0.52% due 12/28/16[7]	10,000,000	9,996,560
0.42% due 08/01/17[7]	5,000,000	4,990,775
Total Federal Farm Credit Bank		40,554,978
Federal Home Loan Bank[2]
0.62% due 11/23/16	10,000,000	10,004,700
Fannie Mae[3]
0.44% due 09/08/17	7,000,000	6,982,990
Total Federal Agency Notes
(Cost $57,581,717)		57,542,668

FEDERAL AGENCY DISCOUNT NOTES†† - 11.9%
Federal Home Loan Bank[2]
0.35% due 05/06/16	10,000,000	9,997,470
0.40% due 07/15/16	3,200,000	3,196,640
0.34% due 04/15/16	100,000	99,992
Total Federal Home Loan Bank		13,294,102
Farmer Mac[2]
0.66% due 12/09/16	8,000,000	7,972,560
Total Federal Agency Discount Notes
(Cost $21,255,853)		21,266,662

REPURCHASE AGREEMENTS††,4 - 19.4%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[5]	20,635,734	20,635,734

Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	14,238,042	14,238,042
Total Repurchase Agreements
(Cost $34,873,776)		34,873,776

Total Investments - 95.2%
(Cost $170,934,016)		$170,787,063
Other Assets & Liabilities, net - 4.8%		8,575,450
Total Net Assets - 100.0%		$179,362,513

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $512,625)	5	$1,338

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC April 2016 S&P 500 Index Swap 0.43%[6], Terminating 04/26/16 (Notional Value $1,113,671)	541	$(12,740)
Barclays Bank plc April 2016 S&P 500 Index Swap 0.40%[6], Terminating 04/29/16 (Notional Value $90,845,073)	44,105	(183,472)
Goldman Sachs International April 2016 S&P 500 Index Swap 0.40%[6], Terminating 04/26/16 (Notional Value $86,805,072)	42,144	(982,926)
(Total Notional Value $178,763,816)		$(1,179,138)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[6]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 1016.
[7]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
INVERSE S&P 500® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$1,338	$—	$—	$—	$1,338
Federal Agency Discount Notes	—	—	21,266,662	—	—	21,266,662
Federal Agency Notes	—	—	57,542,668	—	—	57,542,668
Mutual Funds	57,103,957	—	—	—	—	57,103,957
Repurchase Agreements	—	—	34,873,776	—	—	34,873,776
Total	$57,103,957	$1,338	$113,683,106	$—	$—	$170,788,401

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	—	—	—	1,179,138	—	$1,179,138

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $78,837,570)	$78,809,330
Investments in affiliated issuers, at value (cost $57,222,670)	57,103,957
Repurchase agreements, at value (cost $34,873,776)	34,873,776
Total investments (cost $170,934,016)	170,787,063
Segregated cash with broker	8,585,000
Receivables:
Securities sold	3,000,000
Fund shares sold	387,974
Dividends	89,363
Interest	33,819
Variation margin	4,298
Total assets	182,887,517

Liabilities:
Unrealized depreciation on swap agreements	1,179,138
Payable for:
Fund shares redeemed	1,766,124
Swap settlement	207,480
Management fees	145,539
Securities purchased	89,363
Transfer agent and administrative fees	40,427
Portfolio accounting fees	16,171
Distribution and service fees	11,238
Miscellaneous	69,524
Total liabilities	3,525,004
Commitments and contingent liabilities (Note 13)	—
Net assets	$179,362,513

Net assets consist of:
Paid in capital	$518,145,546
Accumulated net investment loss	(350,707)
Accumulated net realized loss on investments	(337,107,573)
Net unrealized depreciation on investments	(1,324,753)
Net assets	$179,362,513

Investor Class:
Net assets	$153,543,936
Capital shares outstanding	11,087,794
Net asset value per share	$13.85

A-Class:
Net assets	$9,255,577
Capital shares outstanding	719,211
Net asset value per share	$12.87
Maximum offering price per share (Net asset value divided by 95.25%)	$13.51

C-Class:
Net assets	$9,244,354
Capital shares outstanding	783,517
Net asset value per share	$11.80

H-Class:
Net assets	$7,318,646
Capital shares outstanding	569,019
Net asset value per share	$12.86

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$471,886
Interest	179,373
Total investment income	651,259

Expenses:
Management fees	1,174,542
Transfer agent and administrative fees	326,261
Distribution and service fees:
Advisor Class	4,862
A-Class	20,626
C-Class	65,056
H-Class	14,840
Portfolio accounting fees	130,503
Custodian fees	15,259
Trustees’ fees*	7,802
Line of credit fees	2,325
Miscellaneous	178,650
Total expenses	1,940,726
Net investment loss	(1,289,467)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	27,688
Investments in affiliated issuers	(81,026)
Swap agreements	(15,465,987)
Futures contracts	(1,069,710)
Net realized loss	(16,589,035)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(36,983)
Investments in affiliated issuers	(118,713)
Swap agreements	(738,589)
Futures contracts	(122,206)
Net change in unrealized appreciation (depreciation)	(1,016,491)
Net realized and unrealized loss	(17,605,526)
Net decrease in net assets resulting from operations	$(18,894,993)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,289,467)	$(1,035,920)
Net realized loss on investments	(16,589,035)	(16,469,720)
Net change in unrealized appreciation (depreciation) on investments	(1,016,491)	345,985
Net decrease in net assets resulting from operations	(18,894,993)	(17,159,655)

Capital share transactions:
Proceeds from sale of shares
Investor Class	437,076,905	189,117,714
Advisor Class**	17,264,802	77,331,876
A-Class	56,820,759	20,249,187
C-Class	16,209,864	8,073,633
H-Class**	93,034,530	17,542,838 *
Cost of shares redeemed
Investor Class	(328,788,115)	(194,157,539)
Advisor Class**	(8,791,665)	76,596,721)
A-Class	(51,421,612)	(19,772,383)
C-Class	(11,608,019)	(8,221,994)
H-Class**	(107,318,749)	(4,506,875)*
Conversion activity**
Advisor Class	(10,823,213)	—
H-Class	10,823,213	—
Net increase from capital share transactions	112,478,700	9,059,736
Net increase (decrease) in net assets	93,583,707	(8,099,919)

Net assets:
Beginning of year	85,778,806	93,878,725
End of year	$179,362,513	$85,778,806
Accumulated net investment loss at end of year	$(350,707)	$—

Capital share activity:
Shares sold
Investor Class	29,363,530	12,003,414
Advisor Class**	1,268,355	5,473,674
A-Class	4,113,569	1,363,582
C-Class	1,305,730	595,844
H-Class**	6,805,860	1,281,317 *
Shares redeemed
Investor Class	(22,439,292)	(12,547,719)
Advisor Class**	(644,721)	(5,517,118)
A-Class	(3,744,503)	(1,361,454)
C-Class	(930,093)	(610,462)
H-Class**	(7,960,487)	(318,496)*
Conversion activity**
Advisor Class	(779,448)	—
H-Class	760,825	—
Net increase in shares	7,119,325	362,582

*	Since the commencement of operations: September 8, 2014.
**	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$14.59	$16.82	$21.03	$24.61	$28.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.17)	(.25)	(.30)	(.38)
Net gain (loss) on investments (realized and unrealized)	(.61)	(2.06)	(3.96)	(3.28)	(3.51)
Total from investment operations	(.74)	(2.23)	(4.21)	(3.58)	(3.89)
Net asset value, end of period	$13.85	$14.59	$16.82	$21.03	$24.61

Total Return[b]	(5.07%)	(13.26%)	(20.02%)	(14.55%)	(13.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,544	$60,745	$79,172	$106,158	$112,334
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(1.07%)	(1.35%)	(1.27%)	(1.31%)
Total expenses[c]	1.41%	1.41%	1.42%	1.41%	1.41%
Portfolio turnover rate	63%	103%	—	—	—

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$13.59	$15.71	$19.69	$23.10	$26.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.19)	(.28)	(.34)	(.42)
Net gain (loss) on investments (realized and unrealized)	(.56)	(1.93)	(3.70)	(3.07)	(3.30)
Total from investment operations	(.72)	(2.12)	(3.98)	(3.41)	(3.72)
Net asset value, end of period	$12.87	$13.59	$15.71	$19.69	$23.10

Total Return[b]	(5.30%)	(13.49%)	(20.21%)	(14.76%)	(13.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,256	$4,758	$5,468	$5,912	$7,915
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.32%)	(1.58%)	(1.52%)	(1.56%)
Total expenses[c]	1.66%	1.66%	1.68%	1.65%	1.66%
Portfolio turnover rate	63%	103%	—	—	—

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$12.56	$14.62	$18.46	$21.83	$25.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.28)	(.38)	(.48)	(.59)
Net gain (loss) on investments (realized and unrealized)	(.52)	(1.78)	(3.46)	(2.89)	(3.11)
Total from investment operations	(.76)	(2.06)	(3.84)	(3.37)	(3.70)
Net asset value, end of period	$11.80	$12.56	$14.62	$18.46	$21.83

Total Return[b]	(6.05%)	(14.09%)	(20.80%)	(15.44%)	(14.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,244	$5,121	$6,177	$7,041	$7,870
Ratios to average net assets:
Net investment income (loss)	(1.93%)	(2.07%)	(2.34%)	(2.27%)	(2.31%)
Total expenses[c]	2.41%	2.41%	2.42%	2.40%	2.42%
Portfolio turnover rate	63%	103%	—	—	—

H-Class	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$13.59	$14.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.09)
Net gain (loss) on investments (realized and unrealized)	(.58)	(.67)
Total from investment operations	(.73)	(.76)
Net asset value, end of period	$12.86	$13.59

Total Return[b]	(5.37%)	(5.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,319	$13,085
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(1.27%)
Total expenses[c]	1.67%	1.60%
Portfolio turnover rate	63%	103%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

For the one-year period ended March 31, 2016, the Monthly Rebalance NASDAQ-100® 2x Strategy Fund H-Class returned 8.18%, while the NASDAQ-100 Index returned 4.74% over the same period.

The Information Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. Health Care was the sector that detracted the most from performance, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Facebook, Inc. — Class A were the holdings contributing the most to the performance of the underlying index for the year. Apple, Inc., Biogen, Inc., and Express Scripts Holding Co. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	14.1%
Apple, Inc.	8.0%
Microsoft Corp.	5.8%
Amazon.com, Inc.	3.7%
Facebook, Inc. — Class A	3.5%
Alphabet, Inc. — Class C	3.4%
Alphabet, Inc. — Class A	3.0%
Intel Corp.	2.0%
Comcast Corp. — Class A	2.0%
Cisco Systems, Inc.	1.9%
Top Ten Total	47.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	Since Inception (11/28/14)
A-Class Shares	5.38%	6.60%
A-Class Shares with sales charge†	0.37%	2.79%
C-Class Shares	4.40%	5.66%
C-Class Shares with CDSC‡	3.40%	5.66%
H-Class Shares	8.18%	8.54%
NASDAQ-100 Index	4.74%	3.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	March 31, 2016
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 68.6%

Technology - 24.7%
Apple, Inc.	3,315	$361,303
Microsoft Corp.	4,729	261,182
Intel Corp.	2,824	91,356
QUALCOMM, Inc.	894	45,720
Texas Instruments, Inc.	601	34,509
Adobe Systems, Inc.*	298	27,952
Broadcom Ltd.	165	25,493
Cognizant Technology Solutions Corp. — Class A*	364	22,823
NXP Semiconductor N.V.*	207	16,781
Intuit, Inc.	154	16,018
Activision Blizzard, Inc.	439	14,856
Applied Materials, Inc.	676	14,318
Fiserv, Inc.*	133	13,643
Electronic Arts, Inc.*	185	12,230
Paychex, Inc.	216	11,666
NVIDIA Corp.	322	11,473
Analog Devices, Inc.	185	10,950
Cerner Corp.*	203	10,751
Check Point Software Technologies Ltd.*	108	9,447
Skyworks Solutions, Inc.	115	8,958
Lam Research Corp.	95	7,847
Autodesk, Inc.*	134	7,814
CA, Inc.	249	7,667
Xilinx, Inc.	153	7,257
Citrix Systems, Inc.*	92	7,229
Western Digital Corp.	139	6,566
Micron Technology, Inc.*	620	6,491
NetEase, Inc. ADR	45	6,461
Linear Technology Corp.	143	6,372
Maxim Integrated Products, Inc.	171	6,289
Seagate Technology plc	177	6,098
Akamai Technologies, Inc.*	105	5,835
NetApp, Inc.	174	4,748
Total Technology		1,108,103

Communications - 24.4%
Amazon.com, Inc.*	281	166,814
Facebook, Inc. — Class A*	1,373	156,659
Alphabet, Inc. — Class C*	207	154,205
Alphabet, Inc. — Class A*	175	133,508
Comcast Corp. — Class A	1,455	88,871
Cisco Systems, Inc.	3,009	85,666
Priceline Group, Inc.*	29	37,379
Baidu, Inc. ADR*	162	30,923
Netflix, Inc.*	256	26,171
Yahoo!, Inc.*	566	20,834
T-Mobile US, Inc.*	489	18,728
Twenty-First Century Fox, Inc. — Class A	669	18,651
eBay, Inc.*	704	16,797
JD.com, Inc. ADR*	522	13,833
Charter Communications, Inc. — Class A*	67	13,563
Twenty-First Century Fox, Inc. — Class B	478	13,480
Liberty Global plc*	347	13,033
Sirius XM Holdings, Inc.*	3,047	12,036
Ctrip.com International Ltd. ADR*	206	9,118
Expedia, Inc.	82	8,841
Viacom, Inc. — Class B	207	8,545
Vodafone Group plc ADR	231	7,404
Symantec Corp.	390	7,168
DISH Network Corp. — Class A*	134	6,199
Liberty Global plc — Class A*	151	5,814
TripAdvisor, Inc.*	79	5,254
Liberty Media Corp. — Class C*	133	5,066
Discovery Communications, Inc. — Class C*	151	4,077
Liberty Ventures*	81	3,169
Discovery Communications, Inc. — Class A*	90	2,577
Liberty Media Corp. — Class A*	61	2,356
Total Communications		1,096,739

Consumer, Non-cyclical - 12.3%
Gilead Sciences, Inc.	817	75,049
Amgen, Inc.	450	67,468
Kraft Heinz Co.	726	57,035
Celgene Corp.*	467	46,741
Mondelez International, Inc. — Class A	938	37,633
Biogen, Inc.*	130	33,842
PayPal Holdings, Inc.*	731	28,217
Express Scripts Holding Co.*	399	27,407
Automatic Data Processing, Inc.	274	24,581
Regeneron Pharmaceuticals, Inc.*	62	22,347
Alexion Pharmaceuticals, Inc.*	134	18,655
Monster Beverage Corp.*	121	16,139
Illumina, Inc.*	88	14,266
Mylan N.V.*	293	13,581
Intuitive Surgical, Inc.*	22	13,223
Vertex Pharmaceuticals, Inc.*	147	11,685
Henry Schein, Inc.*	49	8,459
Incyte Corp.*	112	8,117
BioMarin Pharmaceutical, Inc.*	97	8,001
Verisk Analytics, Inc. — Class A*	100	7,992
Whole Foods Market, Inc.	194	6,035
Endo International plc*	133	3,744
Total Consumer, Non-cyclical		550,217

Consumer, Cyclical - 6.6%
Walgreens Boots Alliance, Inc.	645	54,334
Starbucks Corp.	884	52,775
Costco Wholesale Corp.	262	41,286
Tesla Motors, Inc.*	79	18,152
O’Reilly Automotive, Inc.*	58	15,872
American Airlines Group, Inc.	361	14,805
Ross Stores, Inc.	242	14,012
Dollar Tree, Inc.*	140	11,544
PACCAR, Inc.	210	11,485

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Marriott International, Inc. — Class A	151	$10,748
Fastenal Co.	173	8,477
Norwegian Cruise Line Holdings Ltd.*	136	7,519
Ulta Salon Cosmetics & Fragrance, Inc.*	38	7,362
Tractor Supply Co.	80	7,237
Liberty Interactive Corporation QVC Group — Class A*	274	6,919
Mattel, Inc.	203	6,825
Bed Bath & Beyond, Inc.*	97	4,815
Total Consumer, Cyclical		294,167

Industrial - 0.6%
CSX Corp.	576	14,831
SBA Communications Corp. — Class A*	75	7,513
Stericycle, Inc.*	51	6,436
Total Industrial		28,780

Total Common Stocks
(Cost $2,966,764)		3,078,006

MUTUAL FUNDS† - 14.1%
Guggenheim Strategy Fund I1	25,535	633,522
Total Mutual Funds
(Cost $634,344)		633,522

	Face Amount

REPURCHASE AGREEMENTS††,2 - 54.0%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$1,749,149	1,749,149
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[3]	675,633	675,633
Total Repurchase Agreements
(Cost $2,424,782)		2,424,782

Total Investments - 136.7%
(Cost $6,025,890)		$6,136,310
Other Assets & Liabilities, net - (36.7)%		(1,647,394)
Total Net Assets - 100.0%		$4,488,916

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $626,535)	7	$23,360

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc April 2016 NASDAQ-100 Index Swap 0.40%[4], Terminating 04/29/16 (Notional Value $4,560,937)	1,017	$16,119
Goldman Sachs International April 2016 NASDAQ-100 Index Swap 0.40%[4], Terminating 04/26/16 (Notional Value $742,982)	166	13,409
(Total Notional Value $5,303,919)		$29,528

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[4]	Total Return based on NASDAQ-100 Index +/- financing at a variable date. Rate indicated is rate effective at March 31, 2016
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$3,078,006	$—	$—	$—	$—	$3,078,006
Equity Futures Contracts	—	23,360	—	—	—	23,360
Equity Index Swap Agreements	—	—	—	29,528	—	29,528
Mutual Funds	633,522	—	—	—	—	633,522
Repurchase Agreements	—	—	2,424,782	—	—	2,424,782
Total	$3,711,529	$23,360	$2,424,782	$29,528	$—	$6,189,198

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $2,966,764)	$3,078,006
Investments in affiliated issuers, at value (cost $634,344)	633,522
Repurchase agreements, at value (cost $2,424,782)	2,424,782
Total investments (cost $6,025,890)	6,136,310
Segregated cash with broker	388,400
Unrealized appreciation on swap agreements	29,528
Cash	29
Receivables:
Fund shares sold	10,748
Swap settlement	4,976
Dividends	1,274
Investment adviser	1,111
Foreign taxes reclaim	672
Interest	15
Total assets	6,573,063

Liabilities:
Payable for:
Securities purchased	1,997,741
Management fees	2,724
Variation margin	945
Distribution and service fees	771
Transfer agent and administrative fees	757
Portfolio accounting fees	303
Miscellaneous	80,906
Total liabilities	2,084,147
Commitments and contingent liabilities (Note 13)	—
Net assets	$4,488,916

Net assets consist of:
Paid in capital	$101,098,726
Undistributed net investment income	—
Accumulated net realized loss on investments	(96,773,118)
Net unrealized appreciation on investments	163,308
Net assets	$4,488,916

A-Class:
Net assets	$246,136
Capital shares outstanding	4,520
Net asset value per share	$54.45
Maximum offering price per share (Net asset value divided by 95.25%)	$57.18

C-Class:
Net assets	$22,867
Capital shares outstanding	425
Net asset value per share	$53.80

H-Class:
Net assets	$4,219,913
Capital shares outstanding	75,638
Net asset value per share	$55.79

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers	$1,294,422
Dividends from securities of affiliated issuers	180,227
Interest	4,057
Total investment income	1,478,706

Expenses:
Management fees	1,270,257
Transfer agent and administrative fees	352,849
Distribution and service fees:
A-Class	2,535
C-Class	279
H-Class	350,244
Portfolio accounting fees	131,975
Custodian fees	16,385
Trustees’ fees*	9,221
Line of credit fees	1,122
Miscellaneous	212,612
Total expenses	2,347,479
Less:
Expenses waived by Adviser	(441,696)
Net expenses	1,905,783
Net investment loss	(427,077)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(27,548,357)
Investments in affiliated issuers	55,859
Swap agreements	(39,747,626)
Futures contracts	(12,291,243)
Net realized loss	(79,531,367)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,930,316
Investments in affiliated issuers	(822)
Swap agreements	(124,275)
Futures contracts	(369,302)
Net change in unrealized appreciation (depreciation)	2,435,917
Net realized and unrealized loss	(77,095,450)
Net decrease in net assets resulting from operations	$(77,522,527)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(427,077)	$(340,343)
Net realized loss on investments	(79,531,367)	(17,241,751)
Net change in unrealized appreciation (depreciation) on investments	2,435,917	(2,272,609)
Net decrease in net assets resulting from operations	(77,522,527)	(19,854,703)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,791,065	485,374
C-Class	60,141	14,050
H-Class	722,965,697	541,099,792
Cost of shares redeemed
A-Class	(4,159,012)	(11,481)
C-Class	(44,714)	(50)
H-Class	(984,738,898)	(178,595,818)
Net increase (decrease) from capital share transactions	(261,125,721)	362,991,867
Net increase (decrease) in net assets	(338,648,248)	343,137,164

Net assets:
Beginning of period	343,137,164	—
End of period	$4,488,916	$343,137,164
Undistributed net investment income at end of period	$—	$—

Capital share activity:
Shares sold
A-Class	82,637	9,226
C-Class	1,072	274
H-Class	12,184,515	10,481,242
Shares redeemed
A-Class	(87,115)	(228)
C-Class	(920)	(1)
H-Class	(18,752,891)	(3,837,228)
Net increase (decrease) in shares	(6,572,702)	6,653,285

[a]	Since commencement of operations: November 28, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$51.68	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.27)	(.07)
Net gain (loss) on investments (realized and unrealized)	3.04	1.75
Total from investment operations	2.77	1.68
Net asset value, end of period	$54.45	$51.68

Total Return[e]	5.38%	3.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$246	$465
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.39%)
Total expenses[c]	1.70%	1.63%
Net expenses[d,f]	1.37%	1.35%
Portfolio turnover rate	551%	84%

C-Class	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$51.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.56)	(.19)
Net gain (loss) on investments (realized and unrealized)	2.81	1.74
Total from investment operations	2.25	1.55
Net asset value, end of period	$53.80	$51.55

Total Return[e]	4.40%	3.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23	$14
Ratios to average net assets:
Net investment income (loss)	(1.04%)	(1.13%)
Total expenses[c]	2.51%	2.43%
Net expenses[d,f]	2.17%	2.13%
Portfolio turnover rate	551%	84%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$51.57	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.10)
Net gain (loss) on investments (realized and unrealized)	4.39	1.67
Total from investment operations	4.22	1.57
Net asset value, end of period	$55.79	$51.57

Total Return[e]	8.18%	3.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,220	$342,658
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.60%)
Total expenses[c]	1.67%	1.64%
Net expenses[d,f]	1.35%	1.35%
Portfolio turnover rate	551%	84%

[a]	Since commencement of operations: November 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Total return does not reflect the impact of any applicable sales charge and has not been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods ended would be:

	03/31/16	03/31/15
A-Class	1.35%	1.35%
C-Class	2.10%	2.10%
H-Class	1.35%	1.35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, with the NASDAQ-100 Index returning 4.74%, the Inverse NASDAQ-100® Fund Investor Class returned -8.61%. For the one-year period ended March 31, 2016, Inverse NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Information Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. Health Care was the sector that detracted the most from performance, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Facebook, Inc. — Class A were the holdings contributing the most to the performance of the underlying index for the year. Apple, Inc., Biogen, Inc., and Express Scripts Holding Co. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	8.7%

“Largest Holding” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-8.61%	-16.56%	-13.35%
A-Class Shares	-7.63%	-16.62%	-13.48%
A-Class Shares with sales charge†	-12.02%	-17.42%	-13.90%
C-Class Shares	-9.43%	-17.45%	-14.24%
C-Class Shares with CDSC‡	-10.34%	-17.45%	-14.24%
NASDAQ-100 Index	4.74%	15.34%	11.19%

		1 Year	Since Inception (09/18/14)
H-Class Shares		-8.80%	-10.51%
NASDAQ-100 Index		4.74%	7.26%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 8.6%
Guggenheim Strategy Fund I1	239,435	$5,940,393
Total Mutual Funds
(Cost $5,937,978)		5,940,393

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 43.8%
Federal Home Loan Bank[2]
0.08% due 04/01/16	$30,000,000	30,000,000
Total Federal Agency Discount Notes
(Cost $30,000,000)		30,000,000

FEDERAL AGENCY NOTES†† - 5.1%
Federal Farm Credit Bank[2]
0.42% due 08/01/17[6]	2,000,000	1,996,310
0.47% due 12/08/17[6]	1,500,000	1,496,903
Total Federal Farm Credit Bank		3,493,213
Total Federal Agency Notes
(Cost $3,498,858)		3,493,213

REPURCHASE AGREEMENTS††,3 - 41.8%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	14,502,101	14,502,101
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[4]	14,106,668	14,106,668
Total Repurchase Agreements
(Cost $28,608,769)		28,608,769

Total Investments - 99.3%
(Cost $68,045,605)		$68,042,375
Other Assets & Liabilities, net - 0.7%		470,942
Total Net Assets - 100.0%		$68,513,317

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $9,756,045)	109	$(247,336)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2016 NASDAQ-100 Index Swap 0.40%[5], Terminating 04/29/16 (Notional Value $2,993,894)	668	$(7,094)
Credit Suisse Capital, LLC April 2016 NASDAQ-100 Index Swap 0.43%[5], Terminating 04/26/16 (Notional Value $1,967,893)	439	(35,691)
Goldman Sachs International April 2016 NASDAQ-100 Index Swap 0.40%[5], Terminating 04/26/16 (Notional Value $53,823,660)	12,004	(1,028,621)
(Total Notional Value $58,785,447)		$(1,071,406)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[5]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
[6]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Discount Notes	$—	$—	$30,000,000	$—	$—	$30,000,000
Federal Agency Notes	—	—	3,493,213	—	—	3,493,213
Mutual Funds	5,940,393	—	—	—	—	5,940,393
Repurchase Agreements	—	—	28,608,769	—	—	28,608,769
Total	$5,940,393	$—	$62,101,982	$—	$—	$68,042,375

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$247,336	$—	$—	$—	$247,336
Equity Index Swap Agreements	—	—	—	1,071,406	—	1,071,406
Total	$—	$247,336	$—	$1,071,406	$—	$1,318,742

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $33,498,858)	$33,493,213
Investments in affiliated issuers, at value (cost $5,937,978)	5,940,393
Repurchase agreements, at value (cost $28,608,769)	28,608,769
Total investments (cost $68,045,605)	68,042,375
Segregated cash with broker	873,200
Receivables:
Fund shares sold	864,974
Variation margin	14,715
Dividends	10,548
Interest	1,386
Total assets	69,807,198

Liabilities:
Unrealized depreciation on swap agreements	1,071,406
Payable for:
Fund shares redeemed	122,991
Swap settlement	29,156
Management fees	21,425
Securities purchased	10,548
Transfer agent and administrative fees	5,951
Distribution and service fees	3,511
Portfolio accounting fees	2,381
Miscellaneous	26,512
Total liabilities	1,293,881
Commitments and contingent liabilities (Note 13)	—
Net assets	$68,513,317

Net assets consist of:
Paid in capital	$117,132,744
Accumulated net investment loss	(134,758)
Accumulated net realized loss on investments	(47,162,697)
Net unrealized depreciation on investments	(1,321,972)
Net assets	$68,513,317

Investor Class:
Net assets	$11,857,200
Capital shares outstanding	491,908
Net asset value per share	$24.10

A-Class:
Net assets	$54,947,629
Capital shares outstanding	2,337,995
Net asset value per share	$23.50
Maximum offering price per share (Net asset value divided by 95.25%)	$24.67

C-Class:
Net assets	$1,456,556
Capital shares outstanding	71,231
Net asset value per share	$20.45

H-Class:
Net assets	$251,932
Capital shares outstanding	10,857
Net asset value per share	$23.20

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$99,683
Interest	32,235
Total investment income	131,918

Expenses:
Management fees	312,302
Transfer agent and administrative fees	86,751
Distribution and service fees:
Advisor Class	610
A-Class	38,340
C-Class	14,877
H-Class	10,964
Portfolio accounting fees	34,700
Custodian fees	4,080
Trustees’ fees*	1,960
Line of credit fees	10
Miscellaneous	59,830
Total expenses	564,424
Net investment loss	(432,506)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(85,669)
Swap agreements	(3,710,668)
Futures contracts	3,842
Net realized loss	(3,792,495)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,877)
Investments in affiliated issuers	2,415
Swap agreements	(1,044,013)
Futures contracts	(251,826)
Net change in unrealized appreciation (depreciation)	(1,299,301)
Net realized and unrealized loss	(5,091,796)
Net decrease in net assets resulting from operations	$(5,524,302)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(432,506)	$(146,491)
Net realized loss on investments	(3,792,495)	(2,818,916)
Net change in unrealized appreciation (depreciation) on investments	(1,299,301)	(42,996)
Net decrease in net assets resulting from operations	(5,524,302)	(3,008,403)

Capital share transactions:
Proceeds from sale of shares
Investor Class	259,319,436	125,263,815
Advisor Class**	20,257,419	22,352,580
A-Class	751,596,238	10,300,215
C-Class	6,855,284	6,446,046
H-Class**	298,858,706	700,911 *
Cost of shares redeemed
Investor Class	(250,066,675)	(123,319,554)
Advisor Class**	(18,148,285)	(22,218,407)
A-Class	(697,029,713)	(9,553,897)
C-Class	(6,200,636)	(5,751,807)
H-Class**	(300,183,230)	(348,024)*
Conversion activity**
Advisor Class	(2,231,827)	—
H-Class	2,231,827	—
Net increase from capital share transactions	65,258,544	3,871,878
Net increase in net assets	59,734,242	863,475

Net assets:
Beginning of year	8,779,075	7,915,600
End of year	$68,513,317	$8,779,075
Accumulated net investment loss at end of year	$(134,758)	$(30,748)

Capital share activity:
Shares sold
Investor Class	10,086,090	4,196,223
Advisor Class**	840,367	816,404
A-Class	30,528,848	374,065
C-Class	323,457	266,428
H-Class**	12,051,490	25,422 *
Shares redeemed
Investor Class	(9,852,863)	(4,144,984)
Advisor Class**	(753,416)	(817,928)
A-Class	(28,213,263)	(363,273)
C-Class	(296,403)	(241,845)
H-Class**	(12,140,615)	(12,256)*
Conversion activity**
Advisor Class	(89,211)	—
H-Class	86,816	—
Net increase in shares	2,571,297	98,256

*	Since the commencement of operations: September 18, 2014.
**	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 12.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$26.37	$33.09	$43.91	$46.95	$59.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.33)	(.54)	(.60)	(.80)
Net gain (loss) on investments (realized and unrealized)	(2.00)	(6.39)	(10.28)	(2.44)	(11.87)
Total from investment operations	(2.27)	(6.72)	(10.82)	(3.04)	(12.67)
Net asset value, end of period	$24.10	$26.37	$33.09	$43.91	$46.95

Total Return[b]	(8.61%)	(20.31%)	(24.62%)	(6.50%)	(21.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,857	$6,821	$6,865	$7,709	$8,792
Ratios to average net assets:
Net investment income (loss)	(1.04%)	(1.14%)	(1.44%)	(1.32%)	(1.38%)
Total expenses[c]	1.44%	1.46%	1.46%	1.44%	1.45%
Portfolio turnover rate	1,674%	149%	—	—	—

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$25.44	$32.00	$42.61	$45.77	$58.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.37)	(.60)	(.70)	(.90)
Net gain (loss) on investments (realized and unrealized)	(1.61)	(6.19)	(10.01)	(2.46)	(11.63)
Total from investment operations	(1.94)	(6.56)	(10.61)	(3.16)	(12.53)
Net asset value, end of period	$23.50	$25.44	$32.00	$42.61	$45.77

Total Return[b]	(7.63%)	(20.50%)	(24.88%)	(6.89%)	(21.53%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,948	$570	$372	$183	$474
Ratios to average net assets:
Net investment income (loss)	(1.36%)	(1.35%)	(1.69%)	(1.56%)	(1.62%)
Total expenses[c]	1.69%	1.71%	1.71%	1.68%	1.69%
Portfolio turnover rate	1,674%	149%	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$22.58	$28.63	$38.42	$41.58	$53.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	(.53)	(.80)	(.95)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(1.68)	(5.52)	(8.99)	(2.21)	(10.56)
Total from investment operations	(2.13)	(6.05)	(9.79)	(3.16)	(11.76)
Net asset value, end of period	$20.45	$22.58	$28.63	$38.42	$41.58

Total Return[b]	(9.43%)	(21.13%)	(25.44%)	(7.58%)	(22.12%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,457	$998	$561	$678	$752
Ratios to average net assets:
Net investment income (loss)	(2.09%)	(2.12%)	(2.44%)	(2.32%)	(2.37%)
Total expenses[c]	2.44%	2.46%	2.46%	2.44%	2.45%
Portfolio turnover rate	1,674%	149%	—	—	—

H-Class	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$25.44	$27.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.20)
Net gain (loss) on investments (realized and unrealized)	(1.95)	(1.86)
Total from investment operations	(2.24)	(2.06)
Net asset value, end of period	$23.20	$25.44

Total Return[b]	(8.80%)	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$252	$335
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.35%)
Total expenses[c]	1.70%	1.68%
Portfolio turnover rate	1,674%	149%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restate to reflect a 1:5 reverse share split effective February 21, 2014.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, the Mid-Cap 1.5x Strategy Fund H-Class returned -7.73%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned -3.60%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Utilities and Telecommunications Services contributed the most to performance of the underlying index during the period. Energy was the detracted the most from the performance of the underlying index, followed by the Information Technology sector.

Global Payments, Inc., Waste Connections, Inc., and Atmos Energy Corp. contributed the most to the performance of the underlying index for the period. Peabody Energy Corp., SunEdison, Inc., and Community Health Systems, Inc., were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	9.6%
Jarden Corp.	0.6%
Alaska Air Group, Inc.	0.5%
LKQ Corp.	0.5%
Acuity Brands, Inc.	0.5%
Mettler-Toledo International, Inc.	0.5%
Foot Locker, Inc.	0.5%
Fortune Brands Home & Security, Inc.	0.5%
Global Payments, Inc.	0.4%
Alliant Energy Corp.	0.4%
Top Ten Total	14.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-7.86%	10.87%	6.35%
A-Class Shares with sales charge†	-12.24%	9.80%	5.83%
C-Class Shares	-8.55%	10.06%	5.56%
C-Class Shares with CDSC‡	-9.46%	10.06%	5.56%
H-Class Shares	-7.73%	10.96%	6.38%
S&P MidCap 400 Index	-3.60%	9.52%	7.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 75.6%

Financial - 18.3%
Everest Re Group Ltd.	443	$87,462
Arthur J Gallagher & Co.	1,837	81,710
Duke Realty Corp.	3,590	80,918
New York Community Bancorp, Inc.	5,047	80,247
Mid-America Apartment Communities, Inc.	783	80,030
Alleghany Corp.*	160	79,391
Camden Property Trust	902	75,849
Regency Centers Corp.	1,013	75,823
Signature Bank*	553	75,273
Alexandria Real Estate Equities, Inc.	762	69,258
National Retail Properties, Inc.	1,464	67,637
Reinsurance Group of America, Inc. — Class A	677	65,161
American Campus Communities, Inc.	1,352	63,666
Raymond James Financial, Inc.	1,329	63,273
Omega Healthcare Investors, Inc.	1,718	60,646
Kilroy Realty Corp.	957	59,210
WR Berkley Corp.	1,018	57,212
CBOE Holdings, Inc.	849	55,465
Jones Lang LaSalle, Inc.	468	54,906
SVB Financial Group*	536	54,699
RenaissanceRe Holdings Ltd.	448	53,684
Lamar Advertising Co. — Class A	852	52,398
American Financial Group, Inc.	737	51,862
Liberty Property Trust	1,517	50,759
MarketAxess Holdings, Inc.	389	48,559
East West Bancorp, Inc.	1,493	48,493
Sovran Self Storage, Inc.	409	48,242
Highwoods Properties, Inc.	997	47,667
Old Republic International Corp.	2,529	46,230
Taubman Centers, Inc.	625	44,519
Weingarten Realty Investors	1,183	44,386
PacWest Bancorp	1,187	44,097
Senior Housing Properties Trust	2,464	44,081
EPR Properties	657	43,769
Douglas Emmett, Inc.	1,453	43,750
First American Financial Corp.	1,132	43,141
Brown & Brown, Inc.	1,194	42,745
Hospitality Properties Trust	1,573	41,779
Endurance Specialty Holdings Ltd.	639	41,752
Hanover Insurance Group, Inc.	444	40,058
Eaton Vance Corp.	1,191	39,922
Corrections Corporation of America	1,217	39,005
Commerce Bancshares, Inc.	863	38,792
Synovus Financial Corp.	1,311	37,901
Umpqua Holdings Corp.	2,286	36,256
FirstMerit Corp.	1,720	36,206
Tanger Factory Outlet Centers, Inc.	984	35,808
First Niagara Financial Group, Inc.	3,682	35,642
Bank of the Ozarks, Inc.	847	35,549
Webster Financial Corp.	949	34,069
CNO Financial Group, Inc.	1,864	33,403
Post Properties, Inc.	557	33,275
Healthcare Realty Trust, Inc.	1,061	32,774
First Horizon National Corp.	2,467	32,318
PrivateBancorp, Inc. — Class A	824	31,806
CoreLogic, Inc.*	916	31,785
Prosperity Bancshares, Inc.	682	31,638
Rayonier, Inc.	1,274	31,442
Cullen/Frost Bankers, Inc.	566	31,192
Bank of Hawaii Corp.	447	30,521
Aspen Insurance Holdings Ltd.	633	30,194
LaSalle Hotel Properties	1,172	29,663
Federated Investors, Inc. — Class B	981	28,302
FNB Corp.	2,174	28,284
SLM Corp.*	4,424	28,137
Associated Banc-Corp.	1,554	27,879
Communications Sales & Leasing, Inc.	1,246	27,724
Equity One, Inc.	941	26,969
First Industrial Realty Trust, Inc.	1,158	26,333
Corporate Office Properties Trust	981	25,741
Urban Edge Properties	958	24,755
Fulton Financial Corp.	1,802	24,111
Care Capital Properties, Inc.	870	23,351
Janus Capital Group, Inc.	1,524	22,296
Primerica, Inc.	499	22,220
Valley National Bancorp	2,321	22,142
Mack-Cali Realty Corp.	930	21,855
Cathay General Bancorp	768	21,757
TCF Financial Corp.	1,771	21,712
Washington Federal, Inc.	950	21,518
Stifel Financial Corp.*	721	21,342
Mercury General Corp.	378	20,979
Waddell & Reed Financial, Inc. — Class A	848	19,962
BancorpSouth, Inc.	880	18,753
Hancock Holding Co.	804	18,460
WP GLIMCHER, Inc.	1,923	18,249
Alexander & Baldwin, Inc.	478	17,533
Trustmark Corp.	702	16,167
Kemper Corp.	501	14,815
International Bancshares Corp.	575	14,180
Genworth Financial, Inc. — Class A*,1	5,166	14,103
WisdomTree Investments, Inc.	1,175	13,430
Potlatch Corp.	422	13,293
Total Financial		3,725,320

Industrial - 13.6%
Acuity Brands, Inc.	454	99,035
Mettler-Toledo International, Inc.*	280	96,533
Fortune Brands Home & Security, Inc.	1,635	91,626
Waste Connections, Inc.	1,270	82,029
Wabtec Corp.	954	75,643
Huntington Ingalls Industries, Inc.	486	66,553
Carlisle Companies, Inc.	666	66,267
IDEX Corp.	788	65,309
Trimble Navigation Ltd.*	2,604	64,579

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Arrow Electronics, Inc.*	944	$60,803
Avnet, Inc.	1,362	60,337
AO Smith Corp.	775	59,139
Packaging Corporation of America	978	59,071
Hubbell, Inc.	553	58,579
Lennox International, Inc.	413	55,833
Orbital ATK, Inc.	611	53,120
AptarGroup, Inc.	652	51,124
Sonoco Products Co.	1,048	50,901
Bemis Company, Inc.	983	50,900
Old Dominion Freight Line, Inc.*	713	49,640
Keysight Technologies, Inc.*	1,778	49,322
B/E Aerospace, Inc.	1,060	48,887
AECOM*	1,584	48,772
Graco, Inc.	572	48,025
Gentex Corp.	2,998	47,039
Nordson Corp.	556	42,278
Donaldson Company, Inc.	1,280	40,845
Lincoln Electric Holdings, Inc.	668	39,125
Jabil Circuit, Inc.	1,977	38,097
FEI Co.	424	37,740
Zebra Technologies Corp. — Class A*	539	37,191
Genesee & Wyoming, Inc. — Class A*	591	37,056
AGCO Corp.	736	36,579
Eagle Materials, Inc.	512	35,896
Curtiss-Wright Corp.	462	34,960
Cognex Corp.	881	34,315
ITT Corp.	929	34,271
Kirby Corp.*	558	33,642
National Instruments Corp.	1,048	31,555
Teledyne Technologies, Inc.*	358	31,554
Oshkosh Corp.	759	31,020
Woodward, Inc.	578	30,068
Regal Beloit Corp.	464	29,274
CLARCOR, Inc.	506	29,242
Valmont Industries, Inc.	236	29,226
Trinity Industries, Inc.	1,586	29,040
Landstar System, Inc.	440	28,428
Terex Corp.	1,127	28,040
Tech Data Corp.*	364	27,944
Crane Co.	514	27,684
Clean Harbors, Inc.*	544	26,841
Belden, Inc.	436	26,762
Energizer Holdings, Inc.	642	26,007
Louisiana-Pacific Corp.*	1,486	25,440
Timken Co.	723	24,213
KBR, Inc.	1,476	22,848
Silgan Holdings, Inc.	420	22,331
GATX Corp.	437	20,758
Esterline Technologies Corp.*	307	19,669
Granite Construction, Inc.	409	19,550
Kennametal, Inc.	827	18,599
KLX, Inc.*	548	17,613
Vishay Intertechnology, Inc.	1,407	17,180
Joy Global, Inc.1	1,016	16,327
Triumph Group, Inc.	512	16,118
MSA Safety, Inc.	330	15,956
Werner Enterprises, Inc.	464	12,602
Knowles Corp.*	918	12,099
Greif, Inc. — Class A	267	8,744
Total Industrial		2,763,793

Consumer, Non-cyclical - 11.9%
Jarden Corp.*	2,145	126,468
Global Payments, Inc.	1,342	87,633
ResMed, Inc.	1,453	84,013
Ingredion, Inc.	746	79,665
Cooper Companies, Inc.	502	77,293
Gartner, Inc.*	855	76,394
WhiteWave Foods Co. — Class A*	1,830	74,370
IDEXX Laboratories, Inc.*	930	72,839
Teleflex, Inc.	432	67,828
STERIS plc	891	63,306
MEDNAX, Inc.*	973	62,875
SEI Investments Co.	1,427	61,432
ManpowerGroup, Inc.	750	61,065
Align Technology, Inc.*	752	54,663
United Therapeutics Corp.*	471	52,484
West Pharmaceutical Services, Inc.	751	52,059
TreeHouse Foods, Inc.*	585	50,749
Service Corporation International	2,022	49,903
Edgewell Personal Care Co.	616	49,606
VCA, Inc.*	838	48,344
Post Holdings, Inc.*	665	45,732
Hain Celestial Group, Inc.*	1,070	43,774
Sprouts Farmers Market, Inc.*	1,467	42,601
WellCare Health Plans, Inc.*	458	42,479
Amsurg Corp. — Class A*	556	41,478
ABIOMED, Inc.*	408	38,682
Charles River Laboratories International, Inc.*	485	36,830
Bio-Techne Corp.	385	36,390
Flowers Foods, Inc.	1,939	35,794
RR Donnelley & Sons Co.	2,167	35,539
PAREXEL International Corp.*	557	34,941
Live Nation Entertainment, Inc.*	1,513	33,755
WEX, Inc.*	401	33,427
Deluxe Corp.	508	31,745
LifePoint Health, Inc.*	448	31,024
Hill-Rom Holdings, Inc.	590	29,677
Bio-Rad Laboratories, Inc. — Class A*	216	29,532
Molina Healthcare, Inc.*	426	27,473
Catalent, Inc.*	1,021	27,231
Rollins, Inc.	976	26,469
Owens & Minor, Inc.	651	26,313
Snyder’s-Lance, Inc.	820	25,814
LivaNova plc*	441	23,805
Lancaster Colony Corp.	202	22,335

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

CEB, Inc.	339	$21,944
Avon Products, Inc.	4,519	21,736
Community Health Systems, Inc.*	1,170	21,657
Graham Holdings Co. — Class B	45	21,600
United Natural Foods, Inc.*	522	21,037
Akorn, Inc.*	831	19,553
Boston Beer Company, Inc. — Class A*	98	18,137
Aaron’s, Inc.	671	16,842
Dean Foods Co.	952	16,489
SUPERVALU, Inc.*	2,760	15,898
Sotheby’s	572	15,290
FTI Consulting, Inc.*	428	15,198
Halyard Health, Inc.*	484	13,905
DeVry Education Group, Inc.	590	10,189
Tootsie Roll Industries, Inc.	188	6,559
Total Consumer, Non-cyclical		2,411,863

Consumer, Cyclical - 10.6%
Alaska Air Group, Inc.	1,294	106,133
LKQ Corp.*	3,178	101,474
Foot Locker, Inc.	1,424	91,848
JetBlue Airways Corp.*	3,332	70,372
Domino’s Pizza, Inc.	517	68,173
NVR, Inc.*	38	65,830
Polaris Industries, Inc.	627	61,747
Carter’s, Inc.	537	56,589
Ingram Micro, Inc. — Class A	1,540	55,301
Panera Bread Co. — Class A*	239	48,954
Toro Co.	565	48,658
Toll Brothers, Inc.*	1,609	47,482
Williams-Sonoma, Inc.	858	46,967
Casey’s General Stores, Inc.	405	45,894
Brunswick Corp.	945	45,341
Dunkin’ Brands Group, Inc.	951	44,859
Dick’s Sporting Goods, Inc.	935	43,711
Copart, Inc.*	1,058	43,135
Skechers U.S.A., Inc. — Class A*	1,356	41,290
Tempur Sealy International, Inc.*	648	39,392
Cinemark Holdings, Inc.	1,095	39,234
Pool Corp.	436	38,255
MSC Industrial Direct Company, Inc. — Class A	500	38,155
Cracker Barrel Old Country Store, Inc.	248	37,862
Office Depot, Inc.*	5,128	36,409
Watsco, Inc.	267	35,976
World Fuel Services Corp.	735	35,706
J.C. Penney Company, Inc.*	3,177	35,138
Scotts Miracle-Gro Co. — Class A	472	34,347
Kate Spade & Co.*	1,329	33,916
Vista Outdoor, Inc.*	634	32,911
Tupperware Brands Corp.	524	30,382
Thor Industries, Inc.	474	30,227
CST Brands, Inc.	785	30,058
Buffalo Wild Wings, Inc.*	195	28,883
American Eagle Outfitters, Inc.	1,725	28,756
Brinker International, Inc.	593	27,248
CalAtlantic Group, Inc.	793	26,502
Cheesecake Factory, Inc.	468	24,846
Wendy’s Co.	2,270	24,720
Cabela’s, Inc.*	500	24,345
Big Lots, Inc.	514	23,279
Jack in the Box, Inc.	360	22,993
Abercrombie & Fitch Co. — Class A	697	21,983
Dana Holding Corp.	1,550	21,840
Deckers Outdoor Corp.*	337	20,190
Ascena Retail Group, Inc.*	1,772	19,598
Herman Miller, Inc.	621	19,183
Fossil Group, Inc.*	430	19,101
DreamWorks Animation SKG, Inc. — Class A*	740	18,463
Chico’s FAS, Inc.	1,387	18,405
HNI Corp.	458	17,940
TRI Pointe Group, Inc.*	1,512	17,811
HSN, Inc.	331	17,315
KB Home	878	12,538
Guess?, Inc.	661	12,407
International Speedway Corp. — Class A	277	10,224
MDC Holdings, Inc.	407	10,199
Total Consumer, Cyclical		2,150,495

Technology - 8.3%
ANSYS, Inc.*	915	81,857
Synopsys, Inc.*	1,573	76,197
Cadence Design Systems, Inc.*	3,169	74,725
CDK Global, Inc.	1,605	74,713
Broadridge Financial Solutions, Inc.	1,233	73,129
Jack Henry & Associates, Inc.	818	69,178
MSCI, Inc. — Class A	923	68,376
Ultimate Software Group, Inc.*	299	57,857
Computer Sciences Corp.	1,433	49,281
Fortinet, Inc.*	1,514	46,374
Teradyne, Inc.	2,121	45,792
Microsemi Corp.*	1,166	44,669
Tyler Technologies, Inc.*	342	43,985
Manhattan Associates, Inc.*	758	43,107
PTC, Inc.*	1,189	39,427
NCR Corp.*	1,285	38,460
DST Systems, Inc.	329	37,101
IPG Photonics Corp.*	379	36,414
Atmel Corp.	4,373	35,509
MAXIMUS, Inc.	673	35,427
Fair Isaac Corp.	326	34,585
Leidos Holdings, Inc.	667	33,563
VeriFone Systems, Inc.*	1,143	32,278
Cree, Inc.*	1,047	30,468
Synaptics, Inc.*	381	30,381
j2 Global, Inc.	480	29,558
Integrated Device Technology, Inc.*	1,400	28,616
Cypress Semiconductor Corp.*	3,256	28,197
SYNNEX Corp.	301	27,870

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Convergys Corp.	1,002	$27,826
Allscripts Healthcare Solutions, Inc.*	1,965	25,958
ACI Worldwide, Inc.*	1,236	25,696
Rackspace Hosting, Inc.*	1,156	24,958
Fairchild Semiconductor International, Inc. — Class A*	1,179	23,580
NetScout Systems, Inc.*	1,023	23,498
Science Applications International Corp.	429	22,883
Lexmark International, Inc. — Class A	643	21,495
Mentor Graphics Corp.	1,036	21,062
Diebold, Inc.	676	19,543
Advanced Micro Devices, Inc.*	6,668	19,004
CommVault Systems, Inc.*	436	18,822
Intersil Corp. — Class A	1,373	18,357
Silicon Laboratories, Inc.*	401	18,029
Acxiom Corp.*	807	17,302
3D Systems Corp.*	1,105	17,094
Total Technology		1,692,201

Utilities - 4.6%
Alliant Energy Corp.	1,178	87,502
Atmos Energy Corp.	1,059	78,642
Westar Energy, Inc.	1,470	72,927
UGI Corp.	1,784	71,877
OGE Energy Corp.	2,072	59,321
Aqua America, Inc.	1,837	58,453
Great Plains Energy, Inc.	1,600	51,600
Questar Corp.	1,816	45,037
National Fuel Gas Co.	880	44,044
Vectren Corp.	859	43,431
MDU Resources Group, Inc.	2,026	39,426
IDACORP, Inc.	522	38,936
WGL Holdings, Inc.	517	37,415
Hawaiian Electric Industries, Inc.*	1,117	36,191
Cleco Corp.	628	34,672
ONE Gas, Inc.	543	33,177
New Jersey Resources Corp.	892	32,496
Black Hills Corp.	531	31,929
PNM Resources, Inc.	827	27,886
Talen Energy Corp.*	667	6,003
Total Utilities		930,965

Basic Materials - 3.8%
Valspar Corp.	754	80,694
Albemarle Corp.	1,165	74,478
Ashland, Inc.	656	72,133
RPM International, Inc.	1,379	65,268
Steel Dynamics, Inc.	2,515	56,612
Reliance Steel & Aluminum Co.	746	51,616
NewMarket Corp.	103	40,815
Royal Gold, Inc.	677	34,723
Cabot Corp.	647	31,270
Olin Corp.	1,714	29,772
Sensient Technologies Corp.	467	29,636
PolyOne Corp.	885	26,771
Domtar Corp.	650	26,325
Compass Minerals International, Inc.	350	24,801
United States Steel Corp.	1,518	24,364
Minerals Technologies, Inc.	362	20,580
Commercial Metals Co.	1,206	20,466
Allegheny Technologies, Inc.	1,130	18,419
Worthington Industries, Inc.	472	16,822
Carpenter Technology Corp.	486	16,636
Total Basic Materials		762,201

Energy - 2.6%
HollyFrontier Corp.	1,832	64,706
Energen Corp.	1,007	36,846
Gulfport Energy Corp.*	1,277	36,190
Oceaneering International, Inc.	1,015	33,738
QEP Resources, Inc.	1,981	27,952
Patterson-UTI Energy, Inc.	1,527	26,907
Nabors Industries Ltd.	2,922	26,882
CONSOL Energy, Inc.	2,377	26,836
Noble Corporation plc	2,524	26,123
Ensco plc — Class A	2,460	25,510
Murphy USA, Inc.*	407	25,010
Dril-Quip, Inc.*	394	23,861
Superior Energy Services, Inc.	1,571	21,036
Rowan Companies plc — Class A	1,295	20,850
Western Refining, Inc.	701	20,392
NOW, Inc.*	1,113	19,722
WPX Energy, Inc.*	2,430	16,986
Oil States International, Inc.*	534	16,832
SM Energy Co.	707	13,249
Denbury Resources, Inc.	3,641	8,083
SunEdison, Inc.*	3,289	1,777
Total Energy		519,488

Communications - 1.9%
FactSet Research Systems, Inc.	427	64,703
ARRIS International plc*	1,857	42,562
AMC Networks, Inc. — Class A*	632	41,042
Telephone & Data Systems, Inc.	981	29,518
Ciena Corp.*	1,341	25,506
John Wiley & Sons, Inc. — Class A	504	24,640
InterDigital, Inc.	363	20,201
Cable One, Inc.	46	20,108
Meredith Corp.	391	18,573
Time, Inc.	1,088	16,799
New York Times Co. — Class A	1,274	15,874
Polycom, Inc.*	1,390	15,499
comScore, Inc.*	488	14,660
NeuStar, Inc. — Class A*	558	13,727

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Plantronics, Inc.	348	$13,638
Total Communications		377,050

Total Common Stocks
(Cost $13,831,288)		15,333,376

MUTUAL FUNDS† - 9.6%
Guggenheim Strategy Fund I1	78,527	1,948,249
Total Mutual Funds
(Cost $1,949,435)		1,948,249

	Face Amount

REPURCHASE AGREEMENTS††,2 - 6.1%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$633,778	633,778
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[3]	607,576	607,576
Total Repurchase Agreements
(Cost $1,241,354)		1,241,354

Total Investments - 91.3%
(Cost $17,022,077)		$18,522,979
Other Assets & Liabilities, net - 8.7%		1,760,856
Total Net Assets - 100.0%		$20,283,835

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $4,034,800)	28	$149,439

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC April 2016 S&P MidCap 400 Index Swap 0.43%[4], Terminating 04/26/16 (Notional Value $2,433,640)	1,684	$56,832
Goldman Sachs International April 2016 S&P MidCap 400 Index Swap 0.40%[4], Terminating 04/27/16 (Notional Value $1,435,355)	993	18,451
Barclays Bank plc April 2016 S&P MidCap 400 Index Swap 0.40%[4], Terminating 04/29/16 (Notional Value $7,201,027)	4,983	7,801
(Total Notional Value $11,070,022)		$83,084

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[4]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$15,333,376	$—	$—	$—	$—	$15,333,376
Equity Futures Contracts	—	149,439	—	—	—	149,439
Equity Index Swap Agreements	—	—	—	83,084	—	83,084
Mutual Funds	1,948,249	—	—	—	—	1,948,249
Repurchase Agreements	—	—	1,241,354	—	—	1,241,354
Total	$17,281,625	$149,439	$1,241,354	$83,084	$—	$18,755,502

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $13,831,288)	$15,333,376
Investments in affiliated issuers, at value (cost $1,949,435)	1,948,249
Repurchase agreements, at value (cost $1,241,354)	1,241,354
Total investments (cost $17,022,077)	18,522,979
Segregated cash with broker	794,200
Unrealized appreciation on swap agreements	83,084
Cash	449
Receivables:
Fund shares sold	918,391
Dividends	17,611
Variation margin	496
Interest	8
Total assets	20,337,218

Liabilities:
Payable for:
Management fees	14,229
Licensing fees	9,707
Fund shares redeemed	7,424
Distribution and service fees	6,754
Securities purchased	4,305
Transfer agent and administrative fees	3,953
Portfolio accounting fees	1,581
Miscellaneous	5,430
Total liabilities	53,383
Commitments and contingent liabilities (Note 13)	—
Net assets	$20,283,835

Net assets consist of:
Paid in capital	$18,668,914
Accumulated net investment loss	(81,090)
Accumulated net realized gain on investments	(37,414)
Net unrealized appreciation on investments	1,733,425
Net assets	$20,283,835

A-Class:
Net assets	$1,878,810
Capital shares outstanding	30,479
Net asset value per share	$61.64
Maximum offering price per share (Net asset value divided by 95.25%)	$64.71

C-Class:
Net assets	$4,793,688
Capital shares outstanding	87,582
Net asset value per share	$54.73

H-Class:
Net assets	$13,611,337
Capital shares outstanding	220,067
Net asset value per share	$61.85

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers	$271,203
Dividends from securities of affiliated issuers	68,947
Interest	15,369
Income from securities lending, net	477
Total investment income	355,996

Expenses:
Management fees	458,305
Transfer agent and administrative fees	127,307
Distribution and service fees:
A-Class	10,905
C-Class	47,077
H-Class	104,632
Portfolio accounting fees	49,948
Custodian fees	5,884
Trustees’ fees*	3,856
Line of credit fees	131
Miscellaneous	70,350
Total expenses	878,395
Net investment loss	(522,399)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,567,040
Investments in affiliated issuers	23,985
Swap agreements	(3,767,326)
Futures contracts	1,828,163
Net realized gain	3,651,862
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,678,282)
Investments in affiliated issuers	(1,186)
Swap agreements	(192,729)
Futures contracts	148,921
Net change in unrealized appreciation (depreciation)	(3,723,276)
Net realized and unrealized loss	(71,414)
Net decrease in net assets resulting from operations	$(593,813)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(522,399)	$(268,931)
Net realized gain on investments	3,651,862	12,898,103
Net change in unrealized appreciation (depreciation) on investments	(3,723,276)	(1,836,576)
Net increase (decrease) in net assets resulting from operations	(593,813)	10,792,596

Distributions to shareholders from:
Net realized gains
A-Class	(39,098)	(7,007)
C-Class	(32,393)	(16,371)
H-Class	(1,799,216)	(613,785)
Total distributions to shareholders	(1,870,707)	(637,163)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,111,577	4,910,310
C-Class	2,908,743	1,521,171
H-Class	867,760,588	529,535,828
Distributions reinvested
A-Class	30,028	6,996
C-Class	31,941	15,357
H-Class	573,424	344,886
Cost of shares redeemed
A-Class	(14,445,041)	(2,478,109)
C-Class	(2,169,886)	(2,066,363)
H-Class	(870,431,834)	(542,160,150)
Net decrease from capital share transactions	(3,630,460)	(10,370,074)
Net decrease in net assets	(6,094,980)	(214,641)

Net assets:
Beginning of year	26,378,815	26,593,456
End of year	$20,283,835	$26,378,815
Accumulated net investment loss at end of year	$(81,090)	$—

Capital share activity:
Shares sold
A-Class	201,123	76,447
C-Class	51,115	28,166
H-Class	14,189,381	8,717,857
Shares issued from reinvestment of distributions
A-Class	473	114
C-Class	566	278
H-Class	9,018	5,604
Shares redeemed
A-Class	(250,294)	(42,389)
C-Class	(40,676)	(38,071)
H-Class	(14,221,967)	(8,811,347)
Net decrease in shares	(61,261)	(63,341)

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$67.32	$58.48	$45.07	$36.23	$37.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	(.41)	(.35)	(.16)	(.23)
Net gain (loss) on investments (realized and unrealized)	(4.81)	9.45	13.76	9.00	(.68)
Total from investment operations	(5.28)	9.04	13.41	8.84	(.91)
Less distributions from:
Net realized gains	(.40)	(.20)	—	—	—
Total distributions	(.40)	(.20)	—	—	—
Net asset value, end of period	$61.64	$67.32	$58.48	$45.07	$36.23

Total Return[b]	(7.86%)	15.50%	29.75%	24.40%	(2.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,879	$5,330	$2,632	$2,199	$1,997
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.66%)	(0.68%)	(0.43%)	(0.68%)
Total expenses[c]	1.65%	1.64%	1.67%	1.66%	1.66%
Portfolio turnover rate	1,506%	598%	563%	447%	141%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$60.27	$52.77	$40.97	$33.18	$34.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.78)	(.76)	(.64)	(.41)	(.43)
Net gain (loss) on investments (realized and unrealized)	(4.36)	8.46	12.44	8.20	(.65)
Total from investment operations	(5.14)	7.70	11.80	7.79	(1.08)
Less distributions from:
Net realized gains	(.40)	(.20)	—	—	—
Total distributions	(.40)	(.20)	—	—	—
Net asset value, end of period	$54.73	$60.27	$52.77	$40.97	$33.18

Total Return[b]	(8.55%)	14.63%	28.80%	23.48%	(3.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,794	$4,615	$4,549	$5,107	$4,815
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(1.39%)	(1.40%)	(1.23%)	(1.42%)
Total expenses[c]	2.40%	2.40%	2.42%	2.40%	2.41%
Portfolio turnover rate	1,506%	598%	563%	447%	141%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$67.45	$58.56	$45.13	$36.27	$37.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.57)	(.29)	(.34)	(.15)	(.24)
Net gain (loss) on investments (realized and unrealized)	(4.63)	9.38	13.77	9.01	(.61)
Total from investment operations	(5.20)	9.09	13.43	8.86	(.85)
Less distributions from:
Net realized gains	(.40)	(.20)	—	—	—
Total distributions	(.40)	(.20)	—	—	—
Net asset value, end of period	$61.85	$67.45	$58.56	$45.13	$36.27

Total Return[b]	(7.73%)	15.56%	29.76%	24.43%	(2.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,611	$16,433	$19,413	$57,067	$16,974
Ratios to average net assets:
Net investment income (loss)	(0.93%)	(0.47%)	(0.66%)	(0.41%)	(0.72%)
Total expenses[c]	1.66%	1.66%	1.68%	1.67%	1.66%
Portfolio turnover rate	1,506%	598%	563%	447%	141%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one year ended March 31, 2016, Inverse Mid-Cap Strategy Fund H-Class returned -0.07%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned -3.60%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Utilities and Telecommunications Services contributed the most to performance of the underlying index during the period. Energy was the detracted the most from the performance of the underlying index, followed by the Information Technology sector.

Global Payments, Inc., Waste Connections, Inc., and Atmos Energy Corp. contributed the most to the performance of the underlying index for the period. Peabody Energy Corp., SunEdison, Inc., and Community Health Systems, Inc., were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	32.0%

“Largest Holding” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-0.16%	-12.87%	-11.20%
A-Class Shares with sales charge†	-4.89%	-13.71%	-11.63%
C-Class Shares	-0.96%	-13.54%	-11.89%
C-Class Shares with CDSC‡	-1.95%	-13.54%	-11.89%
H-Class Shares	-0.07%	-12.86%	-11.21%
S&P MidCap 400 Index	-3.60%	9.52%	7.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

82 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 32.0%
Guggenheim Strategy Fund I1	39,503	$980,068
Total Mutual Funds
(Cost $982,243)		980,068

	Face Amount

REPURCHASE AGREEMENTS††,2 - 60.1%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$1,191,437	1,191,437
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[3]	651,200	651,200
Total Repurchase Agreements
(Cost $1,842,637)		1,842,637

Total Investments - 92.1%
(Cost $2,824,880)		$2,822,705
Other Assets & Liabilities, net - 7.9%		241,432
Total Net Assets - 100.0%		$3,064,137

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2016 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $576,400)	4	$(24,045)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2016 S&P MidCap 400 Index Swap 0.40%[4], Terminating 04/29/16 (Notional Value $797,581)	552	$(1,027)
Credit Suisse Capital, LLC April 2016 S&P MidCap 400 Index Swap 0.43%[4], Terminating 04/26/16 (Notional Value $306,189)	212	(7,190)
Goldman Sachs International April 2016 S&P MidCap 400 Index Swap 0.40%[4], Terminating 04/27/16 (Notional Value $1,381,413)	956	(26,387)
(Total Notional Value $2,485,183)		$(34,604)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[4]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Mutual Funds	$980,068	$—	$—	$—	$—	$980,068
Repurchase Agreements	—	—	1,842,637	—	—	1,842,637
Total	$980,068	$—	$1,842,637	$—	$—	$2,822,705

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$24,045	$—	$—	$—	$24,045
Equity Index Swap Agreements	—	—	—	34,604	—	34,604
Total	$—	$24,045	$—	$34,604	$—	$58,649

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in affiliated issuers, at value (cost $982,243)	$980,068
Repurchase agreements, at value (cost $1,842,637)	1,842,637
Total investments (cost $2,824,880)	2,822,705
Segregated cash with broker	276,800
Receivables:
Fund shares sold	7,367
Dividends	1,612
Interest	11
Total assets	3,108,495

Liabilities:
Unrealized depreciation on swap agreements	34,604
Payable for:
Management fees	3,558
Securities purchased	1,612
Distribution and service fees	1,193
Transfer agent and administrative fees	988
Portfolio accounting fees	395
Fund shares redeemed	100
Variation margin	80
Miscellaneous	1,828
Total liabilities	44,358
Commitments and contingent liabilities (Note 13)	—
Net assets	$3,064,137

Net assets consist of:
Paid in capital	$15,131,505
Accumulated net investment loss	(12,012)
Accumulated net realized loss on investments	(11,994,532)
Net unrealized depreciation on investments	(60,824)
Net assets	$3,064,137

A-Class:
Net assets	$110,901
Capital shares outstanding	3,612
Net asset value per share	$30.70
Maximum offering price per share (Net asset value divided by 95.25%)	$32.24

C-Class:
Net assets	$273,057
Capital shares outstanding	9,792
Net asset value per share	$27.89

H-Class:
Net assets	$2,680,179
Capital shares outstanding	87,338
Net asset value per share	$30.69

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$12,216
Interest	2,880
Total investment income	15,096

Expenses:
Management fees	40,078
Transfer agent and administrative fees	11,133
Distribution and service fees:
A-Class	181
C-Class	2,451
H-Class	10,339
Portfolio accounting fees	4,453
Custodian fees	518
Trustees’ fees*	301
Miscellaneous	5,914
Total expenses	75,368
Net investment loss	(60,272)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	888
Investments in affiliated issuers	(4,630)
Swap agreements	310,209
Futures contracts	249,231
Net realized gain	555,698
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,070
Investments in affiliated issuers	(2,175)
Swap agreements	9,928
Futures contracts	(24,045)
Net change in unrealized appreciation (depreciation)	(15,222)
Net realized and unrealized gain	540,476
Net increase in net assets resulting from operations	$480,204

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(60,272)	$(53,802)
Net realized gain (loss) on investments	555,698	(384,074)
Net change in unrealized appreciation (depreciation) on investments	(15,222)	7,665
Net increase (decrease) in net assets resulting from operations	480,204	(430,211)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,309,572	718,727
C-Class	572,876	110,445
H-Class	102,675,850	22,439,039
Cost of shares redeemed
A-Class	(2,246,291)	(734,756)
C-Class	(364,765)	(134,631)
H-Class	(103,514,443)	(22,866,538)
Net decrease from capital share transactions	(567,201)	(467,714)
Net decrease in net assets	(86,997)	(897,925)

Net assets:
Beginning of year	3,151,134	4,049,059
End of year	$3,064,137	$3,151,134
Accumulated net investment loss at end of year	$(12,012)	$(13,602)

Capital share activity:
Shares sold
A-Class	69,625	20,062
C-Class	18,922	3,394
H-Class	3,247,874	668,274
Shares redeemed
A-Class	(67,547)	(21,136)
C-Class	(12,293)	(4,230)
H-Class	(3,258,727)	(677,878)
Net decrease in shares	(2,146)	(11,514)

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$30.76	$35.55	$44.64	$54.64	$61.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.48)	(.64)	(.84)	(1.02)
Net gain (loss) on investments (realized and unrealized)	.32	(4.31)	(8.45)	(9.16)	(5.48)
Total from investment operations	(.06)	(4.79)	(9.09)	(10.00)	(6.50)
Net asset value, end of period	$30.70	$30.76	$35.55	$44.64	$54.64

Total Return[b]	(0.16%)	(13.47%)	(20.36%)	(18.29%)	(10.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111	$47	$93	$26	$115
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.40%)	(1.65%)	(1.52%)	(1.63%)
Total expenses[c]	1.65%	1.66%	1.67%	1.64%	1.66%
Portfolio turnover rate	199%	38%	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$28.16	$32.78	$41.49	$51.18	$57.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.59)	(.67)	(.90)	(1.14)	(1.44)
Net gain (loss) on investments (realized and unrealized)	.32	(3.95)	(7.81)	(8.55)	(5.10)
Total from investment operations	(.27)	(4.62)	(8.71)	(9.69)	(6.54)
Net asset value, end of period	$27.89	$28.16	$32.78	$41.49	$51.18

Total Return[b]	(0.96%)	(14.09%)	(20.99%)	(18.93%)	(11.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$273	$89	$131	$216	$121
Ratios to average net assets:
Net investment income (loss)	(2.00%)	(2.13%)	(2.40%)	(2.29%)	(2.39%)
Total expenses[c]	2.41%	2.41%	2.42%	2.40%	2.42%
Portfolio turnover rate	199%	38%	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$30.70	$35.49	$44.59	$54.57	$61.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.42)	(.47)	(.66)	(.81)	(1.05)
Net gain (loss) on investments (realized and unrealized)	.41	(4.32)	(8.44)	(9.17)	(5.46)
Total from investment operations	(.01)	(4.79)	(9.10)	(9.98)	(6.51)
Net asset value, end of period	$30.69	$30.70	$35.49	$44.59	$54.57

Total Return[b]	(0.07%)	(13.47%)	(20.39%)	(18.31%)	(10.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,680	$3,015	$3,825	$1,409	$1,578
Ratios to average net assets:
Net investment income (loss)	(1.32%)	(1.38%)	(1.65%)	(1.53%)	(1.64%)
Total expenses[c]	1.65%	1.65%	1.67%	1.65%	1.67%
Portfolio turnover rate	199%	38%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund H-Class returned -16.63%, while the Russell 2000 Index returned -1.34% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Utilities and Telecommunications Services. The Health Care sector detracted the most from return, followed by the Energy sector.

Synageva BioPharma Corp., Dyax Corp., and Piedmont Natural Gas Company, Inc. were the largest contributors to the performance of the underlying index for the year. Puma Biotechnology, Inc., Celldex Therapeutics, Inc., and SemGroup Corp. – Class A were the leading detractors from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	0.6%
STERIS plc	0.3%
CubeSmart	0.3%
West Pharmaceutical Services, Inc.	0.2%
TreeHouse Foods, Inc.	0.2%
Vail Resorts, Inc.	0.2%
Piedmont Natural Gas Company, Inc.	0.2%
Sovran Self Storage, Inc.	0.2%
MarketAxess Holdings, Inc.	0.2%
Highwoods Properties, Inc.	0.2%
Top Ten Total	2.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-16.75%	7.14%	3.07%
A-Class Shares with sales charge†	-20.69%	6.10%	2.57%
C-Class Shares	-17.36%	6.34%	2.28%
C-Class Shares with CDSC‡	-18.12%	6.34%	2.28%
H-Class Shares	-16.63%	7.18%	3.07%
Russell 2000 Index	-1.34%	11.40%	8.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

90 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 70.7%

Financial - 18.5%
CubeSmart	754	$25,108
Sovran Self Storage, Inc.	169	19,934
MarketAxess Holdings, Inc.	158	19,723
Highwoods Properties, Inc.	399	19,076
First American Financial Corp.	460	17,530
Investors Bancorp, Inc.	1,408	16,388
EPR Properties	243	16,190
Sun Communities, Inc.	215	15,396
Gramercy Property Trust	1,781	15,049
DCT Industrial Trust, Inc.	377	14,880
Umpqua Holdings Corp.	936	14,845
FirstMerit Corp.	704	14,819
CyrusOne, Inc.	314	14,334
CNO Financial Group, Inc.	798	14,299
Bank of the Ozarks, Inc.	331	13,892
Webster Financial Corp.	385	13,822
Prosperity Bancshares, Inc.	297	13,778
Healthcare Realty Trust, Inc.	431	13,313
Western Alliance Bancorporation*	390	13,018
PrivateBancorp, Inc. — Class A	334	12,892
Medical Properties Trust, Inc.	993	12,889
RLJ Lodging Trust	561	12,835
Sunstone Hotel Investors, Inc.	896	12,544
RLI Corp.	183	12,234
LaSalle Hotel Properties	480	12,149
New Residential Investment Corp. REIT	978	11,374
FNB Corp.	871	11,332
Ellie Mae, Inc.*	125	11,330
Education Realty Trust, Inc.	271	11,273
MGIC Investment Corp.*	1,442	11,061
GEO Group, Inc.	317	10,990
DuPont Fabros Technology, Inc.	268	10,862
United Bankshares, Inc.	295	10,827
Fulton Financial Corp.	809	10,824
First Industrial Realty Trust, Inc.	470	10,688
National Health Investors, Inc.	159	10,577
Urban Edge Properties	409	10,568
MB Financial, Inc.	319	10,352
Acadia Realty Trust	292	10,258
Home BancShares, Inc.	242	9,910
Kite Realty Group Trust	355	9,837
Equity One, Inc.	339	9,716
Wintrust Financial Corp.	218	9,666
Mack-Cali Realty Corp.	411	9,659
Radian Group, Inc.	778	9,647
Cathay General Bancorp	339	9,604
Pebblebrook Hotel Trust	329	9,564
Cousins Properties, Inc.	920	9,550
Ryman Hospitality Properties, Inc.	185	9,524
Valley National Bancorp	987	9,416
Primerica, Inc.	208	9,262
Hudson Pacific Properties, Inc.	316	9,139
Washington Federal, Inc.	403	9,128
Janus Capital Group, Inc.	623	9,113
Selective Insurance Group, Inc.	242	8,860
BancorpSouth, Inc.	410	8,737
Physicians Realty Trust	466	8,658
Kennedy-Wilson Holdings, Inc.	394	8,629
DiamondRock Hospitality Co.	852	8,622
UMB Financial Corp.	167	8,622
Stifel Financial Corp.*	288	8,524
Retail Opportunity Investments Corp.	422	8,491
Washington Real Estate Investment Trust	289	8,442
PS Business Parks, Inc.	83	8,342
IBERIABANK Corp.	162	8,306
First Citizens BancShares, Inc. — Class A	33	8,285
EastGroup Properties, Inc.	137	8,271
Glacier Bancorp, Inc.	321	8,160
Sterling Bancorp	509	8,108
First Financial Bankshares, Inc.	272	8,046
Colony Capital, Inc. — Class A	474	7,949
Blackhawk Network Holdings, Inc.*	231	7,923
Capitol Federal Financial, Inc.	597	7,916
CVB Financial Corp.	451	7,870
WageWorks, Inc.*	152	7,693
Evercore Partners, Inc. — Class A	147	7,606
Hancock Holding Co.	331	7,600
Alexander & Baldwin, Inc.	207	7,593
Lexington Realty Trust	872	7,499
Pinnacle Financial Partners, Inc.	152	7,457
Texas Capital Bancshares, Inc.*	194	7,446
Xenia Hotels & Resorts, Inc.	474	7,404
South State Corp.	115	7,386
Columbia Banking System, Inc.	245	7,330
LTC Properties, Inc.	161	7,284
CoreSite Realty Corp.	103	7,211
BGC Partners, Inc. — Class A	778	7,041
Monogram Residential Trust, Inc.	707	6,971
New York REIT, Inc.	690	6,969
Community Bank System, Inc.	181	6,916
Financial Engines, Inc.	220	6,915
Argo Group International Holdings Ltd.	119	6,829
Chesapeake Lodging Trust	253	6,694
Trustmark Corp.	287	6,610
Pennsylvania Real Estate Investment Trust	293	6,402
Enstar Group Ltd.*	39	6,341
National Penn Bancshares, Inc.	595	6,331
American Assets Trust, Inc.	158	6,307
EverBank Financial Corp.	411	6,202
Select Income REIT	266	6,131
Hilltop Holdings, Inc.*	323	6,098
Eagle Bancorp, Inc.*	127	6,096
Old National Bancorp	497	6,058
Ramco-Gershenson Properties Trust	336	6,058

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Astoria Financial Corp.	382	$6,051
PRA Group, Inc.*	205	6,025
First Midwest Bancorp, Inc.	331	5,965
Invesco Mortgage Capital, Inc. REIT	487	5,932
Aircastle Ltd.	265	5,894
Hatteras Financial Corp. REIT	411	5,877
Northwest Bancshares, Inc.	431	5,823
American Equity Investment Life Holding Co.	346	5,813
Simmons First National Corp. — Class A	127	5,724
Provident Financial Services, Inc.	282	5,694
International Bancshares Corp.	230	5,672
QTS Realty Trust, Inc. — Class A	119	5,638
Renasant Corp.	171	5,628
Parkway Properties, Inc.	359	5,622
STAG Industrial, Inc.	276	5,619
BofI Holding, Inc.*	261	5,570
Sabra Health Care REIT, Inc.	277	5,565
Horace Mann Educators Corp.	175	5,547
WisdomTree Investments, Inc.	484	5,532
Kemper Corp.	185	5,470
CYS Investments, Inc.	671	5,462
Potlatch Corp.	173	5,450
Government Properties Income Trust	299	5,337
Westamerica Bancorporation	108	5,261
BBCN Bancorp, Inc.	338	5,134
Chemical Financial Corp.	143	5,104
Independent Bank Corp.	111	5,102
NBT Bancorp, Inc.	187	5,040
Park National Corp.	55	4,950
FelCor Lodging Trust, Inc.	608	4,937
Essent Group Ltd.*	236	4,909
Kearny Financial Corp.	397	4,903
WesBanco, Inc.	165	4,902
Beneficial Bancorp, Inc.*	351	4,805
Hersha Hospitality Trust	224	4,780
Great Western Bancorp, Inc.	175	4,772
First Financial Bancorp	262	4,763
Union Bankshares Corp.	192	4,729
Redwood Trust, Inc.	358	4,683
Yadkin Financial Corp.	190	4,497
MBIA, Inc.*	504	4,460
STORE Capital Corp.	172	4,451
Summit Hotel Properties, Inc.	371	4,441
HFF, Inc. — Class A	161	4,432
Tompkins Financial Corp.	68	4,352
PennyMac Mortgage Investment Trust	317	4,324
Terreno Realty Corp.	183	4,291
Rexford Industrial Realty, Inc.	235	4,268
AMERISAFE, Inc.	81	4,256
WSFS Financial Corp.	130	4,228
ServisFirst Bancshares, Inc.	95	4,218
United Community Banks, Inc.	226	4,174
United Fire Group, Inc.	95	4,163
Third Point Reinsurance Ltd.*	358	4,070
FNFV Group*	375	4,069
Franklin Street Properties Corp.	382	4,053
Ameris Bancorp	137	4,052
Apollo Commercial Real Estate Finance, Inc.	248	4,042
Boston Private Financial Holdings, Inc.	353	4,042
Capstead Mortgage Corp.	407	4,025
St. Joe Co.*	234	4,013
Colony Starwood Homes	162	4,010
Nelnet, Inc. — Class A	101	3,975
LegacyTexas Financial Group, Inc.	202	3,969
FCB Financial Holdings, Inc. — Class A*	119	3,958
Infinity Property & Casualty Corp.	49	3,945
Talmer Bancorp, Inc. — Class A	218	3,944
S&T Bancorp, Inc.	148	3,812
Employers Holdings, Inc.	135	3,799
New Senior Investment Group, Inc.	367	3,780
Investors Real Estate Trust	520	3,774
Navigators Group, Inc.*	45	3,774
First Merchants Corp.	160	3,771
Banner Corp.	89	3,742
TowneBank	193	3,704
National General Holdings Corp.	170	3,670
Safety Insurance Group, Inc.	64	3,652
Stewart Information Services Corp.	97	3,519
iStar, Inc.*	363	3,507
Chatham Lodging Trust	163	3,493
Alexander’s, Inc.	9	3,425
Agree Realty Corp.	88	3,385
ARMOUR Residential REIT, Inc.	157	3,380
Berkshire Hills Bancorp, Inc.	125	3,361
First Commonwealth Financial Corp.	378	3,349
Cohen & Steers, Inc.	86	3,347
Universal Health Realty Income Trust	59	3,319
Banc of California, Inc.	189	3,308
City Holding Co.	69	3,297
Northfield Bancorp, Inc.	199	3,272
Brookline Bancorp, Inc.	297	3,270
Lakeland Financial Corp.	71	3,250
Meridian Bancorp, Inc.	233	3,243
Investment Technology Group, Inc.	145	3,205
Monmouth Real Estate Investment Corp.	268	3,187
American Capital Mortgage Investment Corp.	217	3,187
Oritani Financial Corp.	187	3,173
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	162	3,114
Wilshire Bancorp, Inc.	300	3,090
Ambac Financial Group, Inc.*	191	3,018
State Bank Financial Corp.	152	3,004
Hanmi Financial Corp.	136	2,995
Sandy Spring Bancorp, Inc.	105	2,922
Altisource Residential Corp.	243	2,916
CenterState Banks, Inc.	193	2,874

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Encore Capital Group, Inc.*	111	$2,857
Rouse Properties, Inc.	155	2,849
Piper Jaffray Cos.*	57	2,825
Southside Bancshares, Inc.	108	2,816
Capital Bank Financial Corp. — Class A	91	2,807
Cardinal Financial Corp.	137	2,788
Maiden Holdings Ltd.	215	2,782
Greenhill & Company, Inc.	124	2,753
Walker & Dunlop, Inc.*	112	2,718
Flushing Financial Corp.	125	2,703
BNC Bancorp	127	2,682
Greenlight Capital Re Ltd. — Class A*	123	2,680
Customers Bancorp, Inc.*	113	2,670
PHH Corp.*	211	2,646
United Financial Bancorp, Inc.	210	2,644
Cedar Realty Trust, Inc.	361	2,610
CareTrust REIT, Inc.	204	2,591
Cass Information Systems, Inc.	49	2,565
1st Source Corp.	80	2,547
FBL Financial Group, Inc. — Class A	41	2,522
Dime Community Bancshares, Inc.	142	2,502
Pacific Premier Bancorp, Inc.*	117	2,500
Urstadt Biddle Properties, Inc. — Class A	118	2,472
Ladder Capital Corp. — Class A	198	2,465
Heartland Financial USA, Inc.	80	2,463
TriCo Bancshares	97	2,456
TrustCo Bank Corp. NY	404	2,448
Stock Yards Bancorp, Inc.	63	2,427
Universal Insurance Holdings, Inc.	136	2,421
Washington Trust Bancorp, Inc.	63	2,351
First Interstate BancSystem, Inc. — Class A	83	2,335
Community Trust Bancorp, Inc.	66	2,331
Central Pacific Financial Corp.	106	2,308
Diamond Hill Investment Group, Inc.	13	2,306
Enterprise Financial Services Corp.	85	2,298
Silver Bay Realty Trust Corp.	154	2,288
Virtus Investment Partners, Inc.	29	2,265
Ashford Hospitality Trust, Inc.	354	2,259
First Potomac Realty Trust	249	2,256
Heritage Financial Corp.	128	2,249
New York Mortgage Trust, Inc. REIT	464	2,199
Saul Centers, Inc.	41	2,174
Getty Realty Corp.	108	2,142
Moelis & Co. — Class A	75	2,117
First Busey Corp.	102	2,089
ConnectOne Bancorp, Inc.	127	2,076
National Western Life Group, Inc. — Class A	9	2,076
Anworth Mortgage Asset Corp.	445	2,074
National Storage Affiliates Trust	97	2,056
KCG Holdings, Inc. — Class A*	165	1,972
German American Bancorp, Inc.	61	1,964
HomeStreet, Inc.*	94	1,956
Bryn Mawr Bank Corp.	76	1,955
MainSource Financial Group, Inc.	92	1,940
Westwood Holdings Group, Inc.	33	1,935
Bridge Bancorp, Inc.	63	1,920
Clifton Bancorp, Inc.	124	1,875
Flagstar Bancorp, Inc.*	87	1,867
Forestar Group, Inc.*	143	1,865
Apollo Residential Mortgage, Inc.	136	1,825
CoBiz Financial, Inc.	154	1,820
CatchMark Timber Trust, Inc. — Class A	168	1,819
Cowen Group, Inc. — Class A*	473	1,802
Waterstone Financial, Inc.	131	1,792
Virtu Financial, Inc. — Class A	81	1,791
Western Asset Mortgage Capital Corp. REIT	178	1,789
BancFirst Corp.	31	1,768
Financial Institutions, Inc.	60	1,744
Resource Capital Corp.	153	1,721
RE/MAX Holdings, Inc. — Class A	50	1,715
International. FCStone, Inc.*	64	1,711
Federal Agricultural Mortgage Corp. — Class C	45	1,698
Heritage Insurance Holdings, Inc.	105	1,677
State National Companies, Inc.	133	1,676
Great Southern Bancorp, Inc.	45	1,671
Nationstar Mortgage Holdings, Inc.*	167	1,653
HomeTrust Bancshares, Inc.*	90	1,650
Univest Corporation of Pennsylvania	84	1,639
Lakeland Bancorp, Inc.	161	1,634
Blue Hills Bancorp, Inc.	119	1,627
Mercantile Bank Corp.	72	1,614
First Financial Corp.	47	1,608
Seacoast Banking Corporation of Florida*	101	1,595
InfraREIT, Inc.	93	1,586
First Bancorp	84	1,583
Dynex Capital, Inc.	238	1,583
AG Mortgage Investment Trust, Inc.	121	1,581
Anchor BanCorp Wisconsin, Inc.*	35	1,577
First of Long Island Corp.	55	1,568
Ashford Hospitality Prime, Inc.	133	1,552
Gladstone Commercial Corp.	94	1,540
First Defiance Financial Corp.	40	1,536
Peoples Bancorp, Inc.	78	1,524
Preferred Bank/Los Angeles CA	50	1,513
Citizens, Inc.*	208	1,506
CU Bancorp*	71	1,503
Bank Mutual Corp.	198	1,499
Opus Bank	44	1,496
Marcus & Millichap, Inc.*	58	1,473
Meta Financial Group, Inc.	32	1,459
Whitestone REIT — Class B	115	1,446
First BanCorp*	494	1,442
First Community Bancshares, Inc.	72	1,428
Independent Bank Corp.	98	1,426
Armada Hoffler Properties, Inc.	126	1,418
State Auto Financial Corp.	64	1,412

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Stonegate Bank	47	$1,408
United Insurance Holdings Corp.	73	1,402
OM Asset Management plc	105	1,402
Altisource Portfolio Solutions S.A.*	56	1,352
Camden National Corp.	32	1,344
Pacific Continental Corp.	83	1,339
First NBC Bank Holding Co.*	65	1,338
HCI Group, Inc.	40	1,332
OFG Bancorp	189	1,321
Arlington Asset Investment Corp. — Class A	104	1,303
Houlihan Lokey, Inc.	52	1,295
Preferred Apartment Communities, Inc. — Class A	102	1,293
Arrow Financial Corp.	48	1,275
Park Sterling Corp.	191	1,274
Suffolk Bancorp	50	1,262
Fidelity & Guaranty Life	48	1,260
Ares Commercial Real Estate Corp.	115	1,259
West Bancorporation, Inc.	68	1,240
Bank of Marin Bancorp	25	1,231
United Community Financial Corp.	209	1,227
Walter Investment Management Corp.*	160	1,222
OneBeacon Insurance Group Ltd. — Class A	96	1,222
Southwest Bancorp, Inc.	81	1,219
RAIT Financial Trust	386	1,212
Horizon Bancorp	49	1,211
Fidelity Southern Corp.	75	1,203
QCR Holdings, Inc.	50	1,193
Peoples Financial Services Corp.	32	1,190
One Liberty Properties, Inc.	53	1,188
Federated National Holding Co.	60	1,180
World Acceptance Corp.*	30	1,138
TriState Capital Holdings, Inc.*	90	1,134
National Bankshares, Inc.	33	1,133
Ocwen Financial Corp.*	456	1,126
Independent Bank Group, Inc.	41	1,123
Ladenburg Thalmann Financial Services, Inc.*	447	1,118
Peapack Gladstone Financial Corp.	66	1,115
Republic Bancorp, Inc. — Class A	43	1,111
Global Indemnity plc — Class A*	35	1,090
First Connecticut Bancorp, Inc.	68	1,085
Easterly Government Properties, Inc.	58	1,074
CNB Financial Corp.	61	1,073
NMI Holdings, Inc. — Class A*	212	1,071
Territorial Bancorp, Inc.	41	1,068
Triumph Bancorp, Inc.*	67	1,061
Orchid Island Capital, Inc.	102	1,058
NexPoint Residential Trust, Inc.	80	1,047
Real Industry, Inc.*	120	1,044
Citizens & Northern Corp.	52	1,034
FRP Holdings, Inc.*	29	1,032
Heritage Commerce Corp.	103	1,031
Charter Financial Corp.	76	1,026
CorEnergy Infrastructure Trust, Inc.	51	1,026
GAMCO Investors, Inc. — Class A	27	1,001
UMH Properties, Inc.	100	992
Ames National Corp.	40	990
OceanFirst Financial Corp.	56	990
Baldwin & Lyons, Inc. — Class B	40	984
Independence Realty Trust, Inc.	137	975
Guaranty Bancorp	63	974
Fox Chase Bancorp, Inc.	50	966
American National Bankshares, Inc.	37	937
MidWestOne Financial Group, Inc.	34	933
BankFinancial Corp.	78	922
Sierra Bancorp	50	908
NewStar Financial, Inc.*	103	901
GAIN Capital Holdings, Inc.	137	899
National Interstate Corp.	30	898
First Bancorp, Inc.	46	897
Old Second Bancorp, Inc.*	125	896
Consolidated-Tomoka Land Co.	19	877
EMC Insurance Group, Inc.	34	872
Farmers Capital Bank Corp.	33	872
Bluerock Residential Growth REIT, Inc.	80	870
Enterprise Bancorp, Inc.	33	866
Sun Bancorp, Inc.*	41	849
First Business Financial Services, Inc.	37	848
Heritage Oaks Bancorp	107	834
Bar Harbor Bankshares	25	831
Acacia Research Corp.	217	822
Regional Management Corp.*	48	821
Bancorp, Inc.*	143	818
Atlas Financial Holdings, Inc.*	44	798
BSB Bancorp, Inc.*	35	786
Crawford & Co. — Class B	121	784
Trupanion, Inc.*	79	778
Penns Woods Bancorp, Inc.	20	771
Associated Capital Group, Inc. — Class A*	27	757
RMR Group, Inc. — Class A*	30	750
Cascade Bancorp*	131	748
Enova International, Inc.*	118	745
Tiptree Financial, Inc. — Class A	127	724
Hingham Institution for Savings	6	715
eHealth, Inc.*	76	714
Oppenheimer Holdings, Inc. — Class A	44	694
CommunityOne Bancorp*	52	691
Hallmark Financial Services, Inc.*	60	690
Capital City Bank Group, Inc.	46	671
PennyMac Financial Services, Inc. — Class A*	56	659
Merchants Bancshares, Inc.	22	654
Calamos Asset Management, Inc. — Class A	76	645
Kansas City Life Insurance Co.	16	640
C1 Financial, Inc.*	26	629
Franklin Financial Network, Inc.*	23	621
Access National Corp.	31	615

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

National Commerce Corp.*	26	$614
Century Bancorp, Inc. — Class A	15	584
Marlin Business Services Corp.	37	529
Bear State Financial, Inc.*	57	528
Donegal Group, Inc. — Class A	36	518
Impac Mortgage Holdings, Inc.*	37	513
Independence Holding Co.	31	494
United Development Funding IV††	150	480
Green Bancorp, Inc.*	61	462
Pzena Investment Management, Inc. — Class A	53	400
On Deck Capital, Inc.*	50	390
Stonegate Mortgage Corp.*	62	356
Live Oak Bancshares, Inc.	20	300
Hampton Roads Bankshares, Inc.*	146	258
Allegiance Bancshares, Inc.*	13	239
Ashford, Inc.*	5	228
Great Ajax Corp.	18	201
BBX Capital Corp. — Class A*	12	192
People’s Utah Bancorp	12	190
Equity Bancshares, Inc. — Class A*	9	189
CIFC LLC	26	185
Medley Management, Inc. — Class A	25	138
ZAIS Group Holdings, Inc.*	18	87
Fifth Street Asset Management, Inc.	25	77
JG Wentworth Co. — Class A*	62	76
Altisource Asset Management Corp.*	4	47
RCS Capital Corp. — Class A*	269	3
Total Financial		1,832,733

Consumer, Non-cyclical - 14.8%
STERIS plc	362	25,721
West Pharmaceutical Services, Inc.	305	21,142
TreeHouse Foods, Inc.*	242	20,994
Post Holdings, Inc.*	261	17,949
WellCare Health Plans, Inc.*	187	17,344
Amsurg Corp. — Class A*	229	17,084
ABIOMED, Inc.*	177	16,781
Euronet Worldwide, Inc.*	220	16,305
Heartland Payment Systems, Inc.	155	14,968
PAREXEL International Corp.*	234	14,678
HealthSouth Corp.	388	14,600
Neurocrine Biosciences, Inc.*	363	14,356
Deluxe Corp.	212	13,247
Team Health Holdings, Inc.*	306	12,793
Cimpress N.V.*	139	12,606
Helen of Troy Ltd.*	121	12,546
Prestige Brands Holdings, Inc.*	222	11,853
Healthcare Services Group, Inc.	303	11,153
Myriad Genetics, Inc.*	295	11,041
Owens & Minor, Inc.	268	10,833
Molina Healthcare, Inc.*	167	10,770
Cantel Medical Corp.	146	10,419
Ultragenyx Pharmaceutical, Inc.*	163	10,319
Bright Horizons Family Solutions, Inc.*	159	10,300
Catalent, Inc.*	383	10,214
Cepheid*	305	10,174
LivaNova plc*	188	10,148
ACADIA Pharmaceuticals, Inc.*	358	10,009
NuVasive, Inc.*	205	9,973
Chemed Corp.	73	9,888
Impax Laboratories, Inc.*	304	9,734
Monro Muffler Brake, Inc.	135	9,648
B&G Foods, Inc.	269	9,364
Anacor Pharmaceuticals, Inc.*	174	9,300
Snyder’s-Lance, Inc.	294	9,249
Darling Ingredients, Inc.*	701	9,232
United Natural Foods, Inc.*	229	9,228
Sanderson Farms, Inc.	102	9,198
CEB, Inc.	142	9,191
Medicines Co.*	281	8,927
Lancaster Colony Corp.	79	8,735
Grand Canyon Education, Inc.*	200	8,548
Vector Group Ltd.	364	8,314
Pacira Pharmaceuticals, Inc.*	155	8,212
On Assignment, Inc.*	220	8,121
Integra LifeSciences Holdings Corp.*	120	8,083
Insulet Corp.*	241	7,992
Ligand Pharmaceuticals, Inc. — Class B*	74	7,925
Neogen Corp.*	157	7,904
Masimo Corp.*	186	7,782
ABM Industries, Inc.	238	7,690
Nektar Therapeutics*	558	7,673
Haemonetics Corp.*	219	7,660
Magellan Health, Inc.*	107	7,269
Boston Beer Company, Inc. — Class A*	39	7,218
Matthews International Corp. — Class A	140	7,205
Sotheby’s	264	7,057
Dean Foods Co.	401	6,945
Brink’s Co.	206	6,920
Globus Medical, Inc. — Class A*	291	6,911
Cal-Maine Foods, Inc.	133	6,904
Cardtronics, Inc.*	191	6,874
J&J Snack Foods Corp.	63	6,822
AMN Healthcare Services, Inc.*	202	6,789
WD-40 Co.	62	6,697
SUPERVALU, Inc.*	1,124	6,473
Tumi Holdings, Inc.*	238	6,383
Kite Pharma, Inc.*	139	6,381
Wright Medical Group N.V.*	379	6,291
FTI Consulting, Inc.*	177	6,284
ICU Medical, Inc.*	60	6,246
Travelport Worldwide Ltd.	448	6,120
Korn/Ferry International	214	6,054
Air Methods Corp.*	167	6,049
Prothena Corporation plc*	145	5,968
Fresh Del Monte Produce, Inc.	141	5,932
Novavax, Inc.*	1,138	5,872

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Ironwood Pharmaceuticals, Inc. — Class A*	535	$5,853
Cambrex Corp.*	133	5,852
Advisory Board Co.*	180	5,805
Amedisys, Inc.*	120	5,801
Huron Consulting Group, Inc.*	98	5,703
Halyard Health, Inc.*	198	5,689
Universal Corp.	96	5,454
HMS Holdings Corp.*	376	5,396
Natus Medical, Inc.*	140	5,380
Select Medical Holdings Corp.*	446	5,267
ExamWorks Group, Inc.*	177	5,232
Fresh Market, Inc.*	183	5,221
CONMED Corp.	117	4,907
Ensign Group, Inc.	216	4,890
SpartanNash Co.	160	4,850
LifeLock, Inc.*	401	4,840
Acorda Therapeutics, Inc.*	182	4,814
Kindred Healthcare, Inc.	385	4,755
Emergent BioSolutions, Inc.*	129	4,689
DeVry Education Group, Inc.	271	4,680
TrueBlue, Inc.*	178	4,655
Affymetrix, Inc.*	328	4,595
Innoviva, Inc.	361	4,545
ARIAD Pharmaceuticals, Inc.*	711	4,543
Green Dot Corp. — Class A*	195	4,479
Radius Health, Inc.*	140	4,402
TESARO, Inc.*	99	4,359
Abaxis, Inc.	96	4,357
Portola Pharmaceuticals, Inc.*	212	4,325
FibroGen, Inc.*	203	4,322
Ophthotech Corp.*	101	4,269
Halozyme Therapeutics, Inc.*	450	4,262
Insperity, Inc.	82	4,242
Diplomat Pharmacy, Inc.*	154	4,220
Surgical Care Affiliates, Inc.*	91	4,211
ACCO Brands Corp.*	467	4,193
Analogic Corp.	53	4,188
Amicus Therapeutics, Inc.*	492	4,157
Cynosure, Inc. — Class A*	94	4,147
Merrimack Pharmaceuticals, Inc.*	491	4,110
MiMedx Group, Inc.*	461	4,029
NxStage Medical, Inc.*	268	4,017
Nevro Corp.*	71	3,994
TherapeuticsMD, Inc.*	617	3,949
Five Prime Therapeutics, Inc.*	96	3,900
EVERTEC, Inc.	279	3,900
Achillion Pharmaceuticals, Inc.*	499	3,852
Greatbatch, Inc.*	108	3,849
Exelixis, Inc.*	957	3,828
Andersons, Inc.	121	3,801
HealthEquity, Inc.*	154	3,799
Repligen Corp.*	139	3,728
Zeltiq Aesthetics, Inc.*	137	3,721
Sarepta Therapeutics, Inc.*	190	3,709
Team, Inc.*	122	3,706
Meridian Bioscience, Inc.	177	3,648
ZIOPHARM Oncology, Inc.*	488	3,621
Calavo Growers, Inc.	63	3,595
PRA Health Sciences, Inc.*	84	3,592
Rent-A-Center, Inc.	225	3,566
Depomed, Inc.*	255	3,552
Luminex Corp.*	183	3,550
Merit Medical Systems, Inc.*	187	3,458
AMAG Pharmaceuticals, Inc.*	146	3,416
Orthofix International N.V.*	80	3,322
Insmed, Inc.*	261	3,307
Apollo Education Group, Inc. — Class A*	401	3,294
Navigant Consulting, Inc.*	205	3,241
Coca-Cola Bottling Company Consolidated	20	3,196
Intra-Cellular Therapies, Inc.*	113	3,141
ImmunoGen, Inc.*	366	3,118
Inogen, Inc.*	67	3,014
Seaboard Corp.*	1	3,003
Dynavax Technologies Corp.*	156	3,001
Providence Service Corp.*	58	2,962
Anika Therapeutics, Inc.*	66	2,952
Central Garden & Pet Co. — Class A*	180	2,932
USANA Health Sciences, Inc.*	24	2,914
McGrath RentCorp	116	2,909
ICF International, Inc.*	83	2,853
PharMerica Corp.*	129	2,852
Tootsie Roll Industries, Inc.	81	2,843
LDR Holding Corp.*	108	2,753
Exact Sciences Corp.*	407	2,743
Capella Education Co.	52	2,737
National Healthcare Corp.	43	2,679
Inovio Pharmaceuticals, Inc.*	305	2,657
LendingTree, Inc.*	27	2,640
US Physical Therapy, Inc.	53	2,636
Spectranetics Corp.*	180	2,614
Cempra, Inc.*	149	2,610
Endologix, Inc.*	312	2,608
RPX Corp.*	230	2,590
NutriSystem, Inc.	123	2,567
Triple-S Management Corp. — Class B*	103	2,561
Pacific Biosciences of California, Inc.*	299	2,542
MacroGenics, Inc.*	134	2,513
TriNet Group, Inc.*	175	2,511
Resources Connection, Inc.	160	2,490
Omeros Corp.*	162	2,485
Viad Corp.	85	2,479
Acceleron Pharma, Inc.*	92	2,428
Alder Biopharmaceuticals, Inc.*	99	2,425
John B Sanfilippo & Son, Inc.	35	2,418
Kelly Services, Inc. — Class A	126	2,409
Cerus Corp.*	405	2,402

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Momenta Pharmaceuticals, Inc.*	259	$2,393
Vascular Solutions, Inc.*	73	2,375
Atrion Corp.	6	2,372
Heron Therapeutics, Inc.*	124	2,355
PDL BioPharma, Inc.	697	2,321
SciClone Pharmaceuticals, Inc.*	211	2,321
Capital Senior Living Corp.*	125	2,315
HeartWare International, Inc.*	73	2,294
Strayer Education, Inc.*	47	2,291
Theravance Biopharma, Inc.*	121	2,275
Incorporated Research Holdings, Inc. — Class A*	55	2,267
Clovis Oncology, Inc.*	118	2,266
Supernus Pharmaceuticals, Inc.*	146	2,227
Inter Parfums, Inc.	72	2,225
Paylocity Holding Corp.*	66	2,161
Ennis, Inc.	110	2,151
Ingles Markets, Inc. — Class A	57	2,138
Coherus Biosciences, Inc.*	100	2,123
CBIZ, Inc.*	210	2,119
Weis Markets, Inc.	47	2,118
Quidel Corp.*	122	2,106
Lexicon Pharmaceuticals, Inc.*	176	2,103
Epizyme, Inc.*	173	2,097
Kforce, Inc.	105	2,056
Keryx Biopharmaceuticals, Inc.*	440	2,055
National Beverage Corp.*	48	2,031
Lannett Company, Inc.*	113	2,026
Arena Pharmaceuticals, Inc.*	1,028	2,025
Retrophin, Inc.*	148	2,022
AtriCure, Inc.*	120	2,020
Phibro Animal Health Corp. — Class A	74	2,001
Enanta Pharmaceuticals, Inc.*	68	1,997
Geron Corp.*	671	1,959
LHC Group, Inc.*	55	1,956
Accuray, Inc.*	335	1,936
Sage Therapeutics, Inc.*	59	1,892
Genomic Health, Inc.*	76	1,883
Relypsa, Inc.*	138	1,870
Heidrick & Struggles International, Inc.	78	1,849
Spectrum Pharmaceuticals, Inc.*	284	1,806
Invacare Corp.	137	1,804
Sangamo BioSciences, Inc.*	295	1,785
Revlon, Inc. — Class A*	49	1,784
Array BioPharma, Inc.*	599	1,767
OraSure Technologies, Inc.*	240	1,735
SP Plus Corp.*	71	1,708
Weight Watchers International, Inc.*	117	1,700
MannKind Corp.*	1,048	1,687
Smart & Final Stores, Inc.*	103	1,669
Performance Food Group Co.*	71	1,658
Universal American Corp.	230	1,642
Xencor, Inc.*	121	1,624
Chefs’ Warehouse, Inc.*	80	1,623
Albany Molecular Research, Inc.*	106	1,621
Amphastar Pharmaceuticals, Inc.*	135	1,620
NewLink Genetics Corp.*	88	1,602
Rockwell Medical, Inc.*	213	1,600
Carriage Services, Inc. — Class A	74	1,599
Insys Therapeutics, Inc.*	100	1,599
Cross Country Healthcare, Inc.*	137	1,593
Celldex Therapeutics, Inc.*	420	1,588
Quad/Graphics, Inc.	122	1,579
Raptor Pharmaceutical Corp.*	342	1,573
American Public Education, Inc.*	76	1,568
Omega Protein Corp.*	92	1,558
Hackett Group, Inc.	102	1,543
NeoGenomics, Inc.*	227	1,530
James River Group Holdings Ltd.	47	1,516
Vanda Pharmaceuticals, Inc.*	177	1,480
CorVel Corp.*	37	1,459
Eagle Pharmaceuticals, Inc.*	36	1,458
Forrester Research, Inc.	43	1,445
Adeptus Health, Inc. — Class A*	26	1,444
Medifast, Inc.	47	1,419
K12, Inc.*	143	1,414
Accelerate Diagnostics, Inc.*	98	1,408
Cardiovascular Systems, Inc.*	135	1,400
Atara Biotherapeutics, Inc.*	72	1,370
Dermira, Inc.*	66	1,365
Revance Therapeutics, Inc.*	78	1,362
Landauer, Inc.	41	1,356
Agenus, Inc.*	324	1,348
BioTelemetry, Inc.*	115	1,343
Healthways, Inc.*	132	1,332
Intersect ENT, Inc.*	70	1,330
AngioDynamics, Inc.*	107	1,315
Career Education Corp.*	288	1,308
Progenics Pharmaceuticals, Inc.*	296	1,291
TG Therapeutics, Inc.*	150	1,278
Monster Worldwide, Inc.*	386	1,258
CryoLife, Inc.	117	1,258
Corcept Therapeutics, Inc.*	263	1,231
XenoPort, Inc.*	271	1,222
Arrowhead Research Corp.*	253	1,219
STAAR Surgical Co.*	165	1,219
La Jolla Pharmaceutical Co.*	58	1,213
Tejon Ranch Co.*	58	1,193
MGP Ingredients, Inc.	49	1,188
Synergy Pharmaceuticals, Inc.*	425	1,173
Advaxis, Inc.*	129	1,165
Sucampo Pharmaceuticals, Inc. — Class A*	106	1,159
Almost Family, Inc.*	31	1,154
Akebia Therapeutics, Inc.*	127	1,144
Sagent Pharmaceuticals, Inc.*	94	1,144
Great Lakes Dredge & Dock Corp.*	256	1,142

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

CSS Industries, Inc.	40	$1,117
Trevena, Inc.*	135	1,116
K2M Group Holdings, Inc.*	75	1,112
Seneca Foods Corp. — Class A*	32	1,112
ANI Pharmaceuticals, Inc.*	33	1,111
Infinity Pharmaceuticals, Inc.*	208	1,096
Natural Health Trends Corp.	33	1,094
Esperion Therapeutics, Inc.*	64	1,082
Loxo Oncology, Inc.*	39	1,066
ServiceSource International, Inc.*	250	1,065
Aerie Pharmaceuticals, Inc.*	87	1,058
Mirati Therapeutics, Inc.*	49	1,049
Cytokinetics, Inc.*	147	1,036
Immunomedics, Inc.*	410	1,025
Vectrus, Inc.*	45	1,024
SurModics, Inc.*	55	1,013
Spark Therapeutics, Inc.*	34	1,003
Utah Medical Products, Inc.	16	1,001
Editas Medicine, Inc.*	29	1,001
Chimerix, Inc.*	194	991
RTI Surgical, Inc.*	244	976
Lion Biotechnologies, Inc.*	191	970
Zogenix, Inc.*	105	970
Penumbra, Inc.*	21	966
Organovo Holdings, Inc.*	443	961
Seres Therapeutics, Inc.*	36	956
OvaScience, Inc.*	100	949
GenMark Diagnostics, Inc.*	179	943
Concert Pharmaceuticals, Inc.*	69	943
Otonomy, Inc.*	63	940
Galena Biopharma, Inc.*	687	934
PTC Therapeutics, Inc.*	144	927
Foundation Medicine, Inc.*	51	927
Farmer Brothers Co.*	33	920
Amplify Snack Brands, Inc.*	64	916
Franklin Covey Co.*	52	915
Elizabeth Arden, Inc.*	111	909
Surgery Partners, Inc.*	67	888
Nutraceutical International Corp.*	36	877
Karyopharm Therapeutics, Inc.*	98	874
BioCryst Pharmaceuticals, Inc.*	308	872
Civitas Solutions, Inc.*	50	872
Exactech, Inc.*	43	871
NanoString Technologies, Inc.*	57	868
Barrett Business Services, Inc.	30	863
Teligent, Inc.*	176	862
Oxford Immunotec Global plc*	86	852
Regulus Therapeutics, Inc.*	120	832
Ascent Capital Group, Inc. — Class A*	56	829
Vital Therapies, Inc.*	90	816
Aralez Pharmaceuticals, Inc.*	228	809
Natural Grocers by Vitamin Cottage, Inc.*	38	808
TransEnterix, Inc.*	190	808
Alarm.com Holdings, Inc.*	34	806
Paratek Pharmaceuticals, Inc.*	52	789
InVivo Therapeutics Holdings Corp.*	113	789
Cellular Biomedicine Group, Inc.*	42	783
ARC Document Solutions, Inc.*	173	779
Rigel Pharmaceuticals, Inc.*	374	778
LeMaitre Vascular, Inc.	50	776
Versartis, Inc.*	96	770
CRA International, Inc.*	39	766
Curis, Inc.*	472	760
MoneyGram International, Inc.*	124	759
CytRx Corp.*	281	753
Limoneira Co.	49	745
Sorrento Therapeutics, Inc.*	137	737
BioSpecifics Technologies Corp.*	21	731
OncoMed Pharmaceuticals, Inc.*	72	728
Bridgepoint Education, Inc.*	72	726
Village Super Market, Inc. — Class A	30	725
Blueprint Medicines Corp.*	40	722
Idera Pharmaceuticals, Inc.*	363	719
Foamix Pharmaceuticals Ltd.*	110	717
Genocea Biosciences, Inc.*	92	712
Cutera, Inc.*	63	709
Tetraphase Pharmaceuticals, Inc.*	153	708
Sequenom, Inc.*	501	706
RadNet, Inc.*	146	705
Aratana Therapeutics, Inc.*	126	696
Anthera Pharmaceuticals, Inc.*	192	695
BioTime, Inc.*	240	689
Axovant Sciences Ltd.*	60	689
Heska Corp.*	24	684
PFSweb, Inc.*	52	682
Adamas Pharmaceuticals, Inc.*	47	680
Pfenex, Inc.*	69	678
AAC Holdings, Inc.*	34	673
Electro Rent Corp.	71	657
Tandem Diabetes Care, Inc.*	75	653
National Research Corp. — Class A	42	653
Aimmune Therapeutics, Inc.*	48	651
Durect Corp.*	477	644
Civeo Corp.*	522	642
Everi Holdings, Inc.*	279	639
BioDelivery Sciences International, Inc.*	196	633
Immune Design Corp.*	48	624
BioScrip, Inc.*	291	623
Ocular Therapeutix, Inc.*	64	618
VIVUS, Inc.*	441	617
Ignyta, Inc.*	91	616
Navidea Biopharmaceuticals, Inc.*	640	604
CPI Card Group, Inc.	73	602
Ardelyx, Inc.*	76	591
Oncothyreon, Inc.*	462	587
Trovagene, Inc.*	126	586

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Antares Pharma, Inc.*	657	$572
Avexis, Inc.*	20	545
Collegium Pharmaceutical, Inc.*	30	545
Flexion Therapeutics, Inc.*	59	543
SeaSpine Holdings Corp.*	36	527
Cara Therapeutics, Inc.*	84	522
Novocure Ltd.*	36	521
Applied Genetic Technologies Corp.*	37	517
CTI BioPharma Corp.*	965	513
Care.com, Inc.*	81	498
Collectors Universe, Inc.	30	498
Endocyte, Inc.*	159	493
Liberty Tax, Inc.	25	490
Glaukos Corp.*	29	489
Senomyx, Inc.*	186	484
ConforMIS, Inc.*	44	473
Inventure Foods, Inc.*	83	469
Zafgen, Inc.*	70	468
Addus HomeCare Corp.*	27	464
Osiris Therapeutics, Inc.	81	463
Aduro Biotech, Inc.*	36	461
Global Blood Therapeutics, Inc.*	29	460
Aclaris Therapeutics, Inc.*	24	455
Synutra International, Inc.*	90	447
T2 Biosystems, Inc.*	45	444
Alico, Inc.	16	442
Nature’s Sunshine Products, Inc.	45	432
Catalyst Pharmaceuticals, Inc.*	367	429
Avalanche Biotechnologies, Inc.*	83	429
Harvard Bioscience, Inc.*	142	429
CytomX Therapeutics, Inc.*	33	426
Nobilis Health Corp.*	136	424
Five Star Quality Care, Inc.*	183	419
Entellus Medical, Inc.*	23	418
Medgenics, Inc.*	94	414
Natera, Inc.*	42	400
Aegerion Pharmaceuticals, Inc.*	106	392
Universal Technical Institute, Inc.	90	388
Peregrine Pharmaceuticals, Inc.*	915	385
CorMedix, Inc.*	145	384
Teladoc, Inc.*	40	384
CDI Corp.	61	383
Vitae Pharmaceuticals, Inc.*	57	378
Pendrell Corp.*	706	374
Craft Brew Alliance, Inc.*	44	362
Genesis Healthcare, Inc.*	156	362
Unilife Corp.*	525	357
Dicerna Pharmaceuticals, Inc.*	64	343
REGENXBIO, Inc.*	31	335
Neff Corp. — Class A*	45	335
Edge Therapeutics, Inc.*	36	329
Bellicum Pharmaceuticals, Inc.*	35	327
Invitae Corp.*	31	317
Volt Information Sciences, Inc.*	41	309
Veracyte, Inc.*	57	308
Stemline Therapeutics, Inc.*	66	308
Assembly Biosciences, Inc.*	61	306
XOMA Corp.*	387	299
ChemoCentryx, Inc.*	119	296
Northwest Biotherapeutics, Inc.*	199	291
MyoKardia, Inc.*	27	289
Chiasma, Inc.*	31	284
Fibrocell Science, Inc.*	111	278
Second Sight Medical Products, Inc.*	57	275
Agile Therapeutics, Inc.*	44	273
Patriot National, Inc.*	35	270
Calithera Biosciences, Inc.*	47	267
Tokai Pharmaceuticals, Inc.*	47	264
Affimed N.V.*	70	262
Proteon Therapeutics, Inc.*	33	255
Cidara Therapeutics, Inc.*	20	254
Neos Therapeutics, Inc.*	23	248
Orexigen Therapeutics, Inc.*	434	244
Cambium Learning Group, Inc.*	55	235
Sientra, Inc.*	34	233
NantKwest, Inc.*	28	230
iRadimed Corp.*	12	230
Alimera Sciences, Inc.*	129	226
Lifeway Foods, Inc.*	20	217
Verastem, Inc.*	137	216
Voyager Therapeutics, Inc.*	24	210
Asterias Biotherapeutics, Inc.*	44	207
Nuvectra Corp.*	36	195
Pernix Therapeutics Holdings, Inc.*	185	194
Dimension Therapeutics, Inc.*	24	188
Alliance HealthCare Services, Inc.*	25	180
Corium International, Inc.*	45	174
XBiotech, Inc.*	17	161
EndoChoice Holdings, Inc.*	28	146
Invuity, Inc.*	20	144
Zynerba Pharmaceuticals, Inc.*	15	142
vTv Therapeutics, Inc. — Class A*	26	134
Threshold Pharmaceuticals, Inc.*	271	125
Abeona Therapeutics, Inc.*	48	123
aTyr Pharma, Inc.*	26	102
Lantheus Holdings, Inc.*	52	98
Arcadia Biosciences, Inc.*	35	97
Catabasis Pharmaceuticals, Inc.*	19	96
Synta Pharmaceuticals Corp.*	386	93
Tobira Therapeutics, Inc.*	11	90
Nivalis Therapeutics, Inc.*	21	88
Oncocyte Corp.*	12	55
Fairway Group Holdings Corp.*	96	34
Carbylan Therapeutics, Inc.*	52	33
SFX Entertainment, Inc.*	221	9
Total Consumer, Non-cyclical		1,463,093

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Consumer, Cyclical - 9.4%
Vail Resorts, Inc.	154	$20,591
Casey’s General Stores, Inc.	165	18,697
Burlington Stores, Inc.*	320	17,996
Pool Corp.	185	16,232
Texas Roadhouse, Inc. — Class A	297	12,943
American Eagle Outfitters, Inc.	775	12,918
Tenneco, Inc.*	248	12,773
Cracker Barrel Old Country Store, Inc.	82	12,519
Buffalo Wild Wings, Inc.*	81	11,998
Cheesecake Factory, Inc.	207	10,990
CalAtlantic Group, Inc.	327	10,929
Five Below, Inc.*	248	10,252
Big Lots, Inc.	226	10,236
Jack in the Box, Inc.	159	10,155
Allegiant Travel Co. — Class A	57	10,149
Hawaiian Holdings, Inc.*	203	9,580
Abercrombie & Fitch Co. — Class A	295	9,304
Dana Holding Corp.	656	9,243
Deckers Outdoor Corp.*	152	9,106
Cooper Tire & Rubber Co.	244	9,033
Pinnacle Entertainment, Inc.*	257	9,020
Steven Madden Ltd.*	239	8,853
Beacon Roofing Supply, Inc.*	211	8,654
Lithia Motors, Inc. — Class A	97	8,471
Bloomin’ Brands, Inc.	501	8,452
Express, Inc.*	389	8,328
G-III Apparel Group Ltd.*	169	8,262
Churchill Downs, Inc.	55	8,133
TRI Pointe Group, Inc.*	686	8,081
Wolverine World Wide, Inc.	438	8,068
Ascena Retail Group, Inc.*	729	8,063
DreamWorks Animation SKG, Inc. — Class A*	322	8,034
Core-Mark Holding Company, Inc.	98	7,993
Herman Miller, Inc.	253	7,814
Chico’s FAS, Inc.	574	7,617
Marriott Vacations Worldwide Corp.	110	7,425
Sonic Corp.	211	7,419
HNI Corp.	189	7,403
Children’s Place, Inc.	88	7,345
Columbia Sportswear Co.	122	7,331
HSN, Inc.	138	7,219
Liberty TripAdvisor Holdings, Inc. — Class A*	318	7,047
PriceSmart, Inc.	83	7,020
Boyd Gaming Corp.*	339	7,004
UniFirst Corp.	63	6,875
Genesco, Inc.*	95	6,864
DineEquity, Inc.	72	6,727
Papa John’s International, Inc.	123	6,665
Asbury Automotive Group, Inc.*	109	6,523
Mobile Mini, Inc.	195	6,438
Gentherm, Inc.*	152	6,322
G&K Services, Inc. — Class A	86	6,300
Dorman Products, Inc.*	114	6,204
Meritage Homes Corp.*	168	6,125
SeaWorld Entertainment, Inc.	290	6,107
Restoration Hardware Holdings, Inc.*	143	5,991
Group 1 Automotive, Inc.	99	5,810
La-Z-Boy, Inc.	217	5,802
Penn National Gaming, Inc.*	339	5,658
First Cash Financial Services, Inc.	120	5,528
Steelcase, Inc. — Class A	354	5,282
Caleres, Inc.	186	5,262
Interface, Inc. — Class A	281	5,210
ScanSource, Inc.*	129	5,209
Essendant, Inc.	163	5,205
Popeyes Louisiana Kitchen, Inc.*	98	5,102
La Quinta Holdings, Inc.*	402	5,025
American Axle & Manufacturing Holdings, Inc.*	322	4,956
KB Home	347	4,955
Guess?, Inc.	263	4,937
Cash America International, Inc.	125	4,830
Knoll, Inc.	207	4,482
iRobot Corp.*	126	4,448
SkyWest, Inc.	219	4,378
International Speedway Corp. — Class A	118	4,355
Cato Corp. — Class A	112	4,318
Select Comfort Corp.*	222	4,304
Diamond Resorts International, Inc.*	177	4,301
Krispy Kreme Doughnuts, Inc.*	275	4,287
Oxford Industries, Inc.	62	4,168
Cooper-Standard Holding, Inc.*	58	4,167
MDC Holdings, Inc.	166	4,160
Finish Line, Inc. — Class A	196	4,136
Virgin America, Inc.*	107	4,126
Buckle, Inc.	120	4,064
American Woodmark Corp.*	54	4,028
National CineMedia, Inc.	261	3,970
Bob Evans Farms, Inc.	85	3,969
TiVo, Inc.*	412	3,918
Belmond Ltd. — Class A*	411	3,900
Red Robin Gourmet Burgers, Inc.*	60	3,868
Universal Electronics, Inc.*	62	3,843
Wabash National Corp.*	288	3,801
BJ’s Restaurants, Inc.*	91	3,783
Wesco Aircraft Holdings, Inc.*	262	3,770
Dave & Buster’s Entertainment, Inc.*	97	3,762
Fiesta Restaurant Group, Inc.*	114	3,737
Denny’s Corp.*	358	3,709
Mattress Firm Holding Corp.*	87	3,688
Tailored Brands, Inc.	205	3,670
Cavco Industries, Inc.*	38	3,551
Hibbett Sports, Inc.*	98	3,518
Francesca’s Holdings Corp.*	180	3,449
Ethan Allen Interiors, Inc.	108	3,437
Vitamin Shoppe, Inc.*	111	3,437

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Zoe’s Kitchen, Inc.*	82	$3,197
Meritor, Inc.*	392	3,160
Crocs, Inc.*	327	3,146
Carmike Cinemas, Inc.*	104	3,124
Outerwall, Inc.	83	3,070
Callaway Golf Co.	331	3,019
Standard Motor Products, Inc.	85	2,945
Motorcar Parts of America, Inc.*	77	2,924
Rush Enterprises, Inc. — Class A*	150	2,736
Ruth’s Hospitality Group, Inc.	148	2,725
Navistar International Corp.*	217	2,717
Pier 1 Imports, Inc.	383	2,685
Regis Corp.*	175	2,658
Barnes & Noble, Inc.	215	2,657
BMC Stock Holdings, Inc.*	159	2,643
ClubCorp Holdings, Inc.	187	2,625
Biglari Holdings, Inc.*	7	2,602
Sonic Automotive, Inc. — Class A	140	2,587
Nautilus, Inc.*	133	2,570
Winnebago Industries, Inc.	114	2,559
AMC Entertainment Holdings, Inc. — Class A	90	2,519
Tower International, Inc.	90	2,448
Interval Leisure Group, Inc.	166	2,397
Fred’s, Inc. — Class A	158	2,356
H&E Equipment Services, Inc.	133	2,331
Installed Building Products, Inc.*	84	2,235
Modine Manufacturing Co.*	203	2,235
Superior Industries International, Inc.	99	2,186
Carrols Restaurant Group, Inc.*	151	2,180
Douglas Dynamics, Inc.	95	2,176
Chuy’s Holdings, Inc.*	70	2,175
MarineMax, Inc.*	108	2,103
Scientific Games Corp. — Class A*	213	2,009
Taylor Morrison Home Corp. — Class A*	138	1,949
M/I Homes, Inc.*	104	1,940
Movado Group, Inc.	68	1,872
Haverty Furniture Companies, Inc.	87	1,841
Vera Bradley, Inc.*	90	1,831
Libbey, Inc.	93	1,730
Shoe Carnival, Inc.	64	1,725
Tile Shop Holdings, Inc.*	115	1,714
Zumiez, Inc.*	86	1,713
Del Frisco’s Restaurant Group, Inc.*	100	1,658
Kimball International, Inc. — Class B	146	1,657
Iconix Brand Group, Inc.*	203	1,634
DTS, Inc.*	75	1,634
Party City Holdco, Inc.*	107	1,609
Caesars Entertainment Corp.*	235	1,598
PetMed Express, Inc.	86	1,540
Tuesday Morning Corp.*	187	1,530
Hooker Furniture Corp.	46	1,511
Lumber Liquidators Holdings, Inc.*	115	1,509
Marcus Corp.	78	1,478
Conn’s, Inc.*	118	1,471
Bassett Furniture Industries, Inc.	46	1,466
Unifi, Inc.*	63	1,443
LGI Homes, Inc.*	59	1,428
Ruby Tuesday, Inc.*	264	1,420
Eros International plc*	120	1,381
Eldorado Resorts, Inc.*	120	1,373
Barnes & Noble Education, Inc.*	136	1,333
Isle of Capri Casinos, Inc.*	94	1,316
Veritiv Corp.*	35	1,304
Kirkland’s, Inc.	74	1,296
Daktronics, Inc.	163	1,288
Federal-Mogul Holdings Corp.*	129	1,275
Potbelly Corp.*	93	1,266
Stage Stores, Inc.	156	1,257
Malibu Boats, Inc. — Class A*	76	1,246
WCI Communities, Inc.*	66	1,226
Beazer Homes USA, Inc.*	139	1,212
William Lyon Homes — Class A*	83	1,203
Caesars Acquisition Co. — Class A*	196	1,200
Citi Trends, Inc.	66	1,177
PC Connection, Inc.	45	1,161
Culp, Inc.	44	1,154
Fox Factory Holding Corp.*	72	1,138
Century Communities, Inc.*	65	1,110
Flexsteel Industries, Inc.	25	1,092
NACCO Industries, Inc. — Class A	19	1,091
Planet Fitness, Inc. — Class A*	66	1,072
Ollie’s Bargain Outlet Holdings, Inc.*	44	1,031
America’s Car-Mart, Inc.*	41	1,025
Speedway Motorsports, Inc.	50	992
Titan International, Inc.	183	985
Winmark Corp.	10	980
Miller Industries, Inc.	48	973
Sequential Brands Group, Inc.*	152	971
Horizon Global Corp.*	77	969
Sportsman’s Warehouse Holdings, Inc.*	76	958
Perry Ellis International, Inc.*	52	957
Arctic Cat, Inc.	55	924
Stein Mart, Inc.	125	916
Habit Restaurants, Inc. — Class A*	49	913
Shake Shack, Inc. — Class A*	24	896
Metaldyne Performance Group, Inc.	53	891
Big 5 Sporting Goods Corp.	78	867
Strattec Security Corp.	15	861
Titan Machinery, Inc.*	74	855
Reading International, Inc. — Class A*	70	839
Monarch Casino & Resort, Inc.*	43	837
Hovnanian Enterprises, Inc. — Class A*	507	791
Destination XL Group, Inc.*	152	786
Build-A-Bear Workshop, Inc. — Class A*	60	779
Jamba, Inc.*	63	779
El Pollo Loco Holdings, Inc.*	57	760

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Weyco Group, Inc.	28	$745
Freshpet, Inc.*	96	704
Green Brick Partners, Inc.*	92	698
Lifetime Brands, Inc.	46	693
West Marine, Inc.*	76	691
Intrawest Resorts Holdings, Inc.*	77	658
Cherokee, Inc.*	37	658
EZCORP, Inc. — Class A*	220	653
Noodles & Co.*	55	652
Duluth Holdings, Inc.*	33	643
Superior Uniform Group, Inc.	36	642
Wingstop, Inc.*	28	635
J Alexander’s Holdings, Inc.*	59	623
Performance Sports Group Ltd.*	192	611
AV Homes, Inc.*	53	602
Bojangles’, Inc.*	35	595
JAKKS Pacific, Inc.*	80	595
New Home Company, Inc.*	47	576
Bravo Brio Restaurant Group, Inc.*	65	504
Escalade, Inc.	42	494
Johnson Outdoors, Inc. — Class A	22	489
Systemax, Inc.*	55	482
Vince Holding Corp.*	76	481
Boot Barn Holdings, Inc.*	51	479
Kona Grill, Inc.*	36	466
Papa Murphy’s Holdings, Inc.*	39	466
Black Diamond, Inc.*	97	438
MCBC Holdings, Inc.*	30	423
VOXX International Corp. — Class A*	90	402
Container Store Group, Inc.*	67	393
Christopher & Banks Corp.*	158	378
Skullcandy, Inc.*	100	356
Tilly’s, Inc. — Class A*	52	348
Marine Products Corp.	45	342
Commercial Vehicle Group, Inc.*	127	337
Fogo De Chao, Inc.*	21	328
Castle Brands, Inc.*	283	266
Accuride Corp.*	165	256
Flex Pharma, Inc.*	23	252
Blue Bird Corp.*	22	239
Empire Resorts, Inc.*	13	177
Morgans Hotel Group Co.*	115	159
bebe stores, Inc.*	121	67
Total Consumer, Cyclical		923,116

Industrial - 9.0%
Berry Plastics Group, Inc.*	507	18,328
FEI Co.	176	15,666
Curtiss-Wright Corp.	191	14,453
Woodward, Inc.	277	14,409
Teledyne Technologies, Inc.*	150	13,221
EMCOR Group, Inc.	266	12,927
CLARCOR, Inc.	213	12,308
Tech Data Corp.*	156	11,976
Littelfuse, Inc.	96	11,818
Belden, Inc.	181	11,109
Generac Holdings, Inc.*	294	10,949
EnerSys	189	10,531
Louisiana-Pacific Corp.*	605	10,358
Dycom Industries, Inc.*	145	9,377
XPO Logistics, Inc.*	304	9,333
Coherent, Inc.*	101	9,283
Universal Display Corp.*	171	9,251
Rexnord Corp.*	432	8,734
Masonite International Corp.*	128	8,384
Esterline Technologies Corp.*	128	8,201
Barnes Group, Inc.	233	8,162
HEICO Corp. — Class A	169	8,044
Hillenbrand, Inc.	267	7,997
Granite Construction, Inc.	167	7,983
IMAX Corp.*	256	7,959
Moog, Inc. — Class A*	174	7,948
Sanmina Corp.*	337	7,880
Tetra Tech, Inc.	256	7,633
Proto Labs, Inc.*	99	7,632
Matson, Inc.	184	7,392
Applied Industrial Technologies, Inc.	170	7,377
Universal Forest Products, Inc.	85	7,295
RBC Bearings, Inc.*	99	7,253
KLX, Inc.*	224	7,199
Mueller Industries, Inc.	242	7,120
Vishay Intertechnology, Inc.	575	7,021
John Bean Technologies Corp.	124	6,995
Swift Transportation Co. — Class A*	374	6,968
Knight Transportation, Inc.	266	6,956
Simpson Manufacturing Company, Inc.	179	6,832
Itron, Inc.*	163	6,800
Mueller Water Products, Inc. — Class A	683	6,748
Watts Water Technologies, Inc. — Class A	120	6,616
Advanced Energy Industries, Inc.*	190	6,610
Drew Industries, Inc.	102	6,575
Franklin Electric Company, Inc.	202	6,498
Actuant Corp. — Class A	253	6,252
Hub Group, Inc. — Class A*	153	6,241
Headwaters, Inc.*	313	6,210
AZZ, Inc.	109	6,169
Trex Company, Inc.*	128	6,135
Smith & Wesson Holding Corp.*	228	6,069
MSA Safety, Inc.	124	5,995
Forward Air Corp.	131	5,937
MasTec, Inc.*	283	5,728
Plexus Corp.*	143	5,651
Exponent, Inc.	110	5,611
EnPro Industries, Inc.	97	5,595
OSI Systems, Inc.*	84	5,501
Brady Corp. — Class A	203	5,449
Apogee Enterprises, Inc.	124	5,442

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Sturm Ruger & Company, Inc.	79	$5,402
Nordic American Tankers Ltd.	379	5,341
HEICO Corp.	87	5,231
Benchmark Electronics, Inc.*	222	5,117
Werner Enterprises, Inc.	188	5,106
KapStone Paper and Packaging Corp.	366	5,069
Comfort Systems USA, Inc.	158	5,020
Kaman Corp.	116	4,952
Knowles Corp.*	371	4,890
AAON, Inc.	174	4,872
Fabrinet*	150	4,853
II-VI, Inc.*	223	4,841
Methode Electronics, Inc.	163	4,766
Rogers Corp.*	79	4,730
Briggs & Stratton Corp.	189	4,521
Albany International Corp. — Class A	120	4,511
Atlas Air Worldwide Holdings, Inc.*	106	4,481
TASER International, Inc.*	227	4,456
Scorpio Tankers, Inc.	759	4,426
Aerojet Rocketdyne Holdings, Inc.*	266	4,357
ESCO Technologies, Inc.	111	4,327
Greif, Inc. — Class A	131	4,290
Standex International Corp.	54	4,202
Lindsay Corp.	57	4,081
US Ecology, Inc.	92	4,063
Badger Meter, Inc.	61	4,057
Tennant Co.	78	4,015
Primoris Services Corp.	165	4,010
Heartland Express, Inc.	214	3,970
Newport Corp.*	169	3,887
Rofin-Sinar Technologies, Inc.*	120	3,866
Gibraltar Industries, Inc.*	131	3,747
Astec Industries, Inc.	80	3,734
US Concrete, Inc.*	62	3,694
Cubic Corp.	92	3,676
Astronics Corp.*	94	3,586
Federal Signal Corp.	265	3,514
AAR Corp.	151	3,514
Ship Finance International Ltd.	252	3,501
Boise Cascade Co.*	168	3,481
Air Transport Services Group, Inc.*	224	3,445
Encore Wire Corp.	88	3,426
Echo Global Logistics, Inc.*	126	3,422
CIRCOR International, Inc.	73	3,386
TriMas Corp.*	192	3,364
Aegion Corp. — Class A*	156	3,290
Sun Hydraulics Corp.	96	3,186
Altra Industrial Motion Corp.	112	3,111
Greenbrier Companies, Inc.	112	3,096
Advanced Drainage Systems, Inc.	143	3,046
Saia, Inc.*	107	3,012
Multi-Color Corp.	54	2,881
Chart Industries, Inc.*	130	2,824
Hyster-Yale Materials Handling, Inc.	40	2,664
Summit Materials, Inc. — Class A*	135	2,626
Raven Industries, Inc.	162	2,595
General Cable Corp.	208	2,540
Lydall, Inc.*	78	2,537
Quanex Building Products Corp.	144	2,500
Continental Building Products, Inc.*	134	2,487
Tutor Perini Corp.*	159	2,471
AVX Corp.	196	2,464
Patrick Industries, Inc.*	54	2,451
Builders FirstSource, Inc.*	215	2,423
Griffon Corp.	156	2,410
ArcBest Corp.	111	2,396
CTS Corp.	152	2,392
Insteel Industries, Inc.	78	2,384
FARO Technologies, Inc.*	74	2,384
Aerovironment, Inc.*	84	2,379
Alamo Group, Inc.	42	2,340
Global Brass & Copper Holdings, Inc.	91	2,270
DHT Holdings, Inc.	394	2,269
MYR Group, Inc.*	89	2,235
TAL International Group, Inc.*	141	2,177
Kadant, Inc.	47	2,123
Gorman-Rupp Co.	81	2,100
GSI Group, Inc.*	146	2,067
Blount International, Inc.*	206	2,056
PGT, Inc.*	203	1,998
Nortek, Inc.*	41	1,980
Haynes International, Inc.	53	1,935
Argan, Inc.	55	1,934
Marten Transport Ltd.	102	1,909
Harsco Corp.	340	1,853
Checkpoint Systems, Inc.*	179	1,811
Trinseo S.A.*	49	1,803
Park-Ohio Holdings Corp.	42	1,798
PowerSecure International, Inc.*	95	1,776
Mistras Group, Inc.*	71	1,759
National Presto Industries, Inc.	21	1,759
American Railcar Industries, Inc.	43	1,751
Stoneridge, Inc.*	119	1,733
GasLog Ltd.	177	1,724
Frontline Ltd.	203	1,699
TTM Technologies, Inc.*	251	1,669
Tredegar Corp.	106	1,666
NCI Building Systems, Inc.*	115	1,633
Chase Corp.	30	1,578
NN, Inc.	114	1,560
TimkenSteel Corp.	169	1,538
GP Strategies Corp.*	55	1,507
Roadrunner Transportation Systems, Inc.*	119	1,483
Teekay Tankers Ltd. — Class A	404	1,483
Textainer Group Holdings Ltd.	94	1,395
Park Electrochemical Corp.	87	1,393

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Kimball Electronics, Inc.*	124	$1,385
Tidewater, Inc.	200	1,366
Hornbeck Offshore Services, Inc.*	136	1,350
Columbus McKinnon Corp.	85	1,340
Myers Industries, Inc.	104	1,337
Multi Packaging Solutions International Ltd.*	81	1,315
YRC Worldwide, Inc.*	139	1,295
Ply Gem Holdings, Inc.*	92	1,293
VSE Corp.	18	1,222
Celadon Group, Inc.	116	1,216
Covenant Transportation Group, Inc. — Class A*	50	1,210
ZAGG, Inc.*	133	1,198
NVE Corp.	21	1,187
Powell Industries, Inc.	39	1,163
Mesa Laboratories, Inc.	12	1,156
Casella Waste Systems, Inc. — Class A*	168	1,126
AEP Industries, Inc.	17	1,122
LSI Industries, Inc.	92	1,081
Applied Optoelectronics, Inc.*	72	1,074
LSB Industries, Inc.*	84	1,071
Kratos Defense & Security Solutions, Inc.*	210	1,040
Milacron Holdings Corp.*	62	1,022
Dorian LPG Ltd.*	106	996
Fluidigm Corp.*	122	985
DXP Enterprises, Inc.*	53	931
Hurco Companies, Inc.	28	924
Multi-Fineline Electronix, Inc.*	39	905
American Science & Engineering, Inc.	32	886
Graham Corp.	43	856
FreightCar America, Inc.	52	810
LB Foster Co. — Class A	44	799
USA Truck, Inc.*	42	791
Sparton Corp.*	43	774
CECO Environmental Corp.	123	764
Control4 Corp.*	94	748
Vishay Precision Group, Inc.*	53	743
Vicor Corp.*	70	734
Ducommun, Inc.*	47	717
CAI International, Inc.*	73	705
Olympic Steel, Inc.	39	675
Bel Fuse, Inc. — Class B	44	642
Ardmore Shipping Corp.	76	642
Orion Marine Group, Inc.*	119	616
Universal Truckload Services, Inc.	36	593
NV5 Global, Inc.*	22	590
Navios Maritime Acquisition Corp.	348	553
TRC Companies, Inc.*	73	529
Heritage-Crystal Clean, Inc.*	53	527
Hill International, Inc.*	155	522
Gener8 Maritime, Inc.*	72	508
Imprivata, Inc.*	39	493
Lawson Products, Inc.*	25	490
Allied Motion Technologies, Inc.	27	486
Radiant Logistics, Inc.*	133	475
Navios Maritime Holdings, Inc.	396	447
Omega Flex, Inc.	12	417
Core Molding Technologies, Inc.*	33	412
PAM Transportation Services, Inc.*	13	400
Scorpio Bulkers, Inc.*	119	390
Northwest Pipe Co.*	41	378
Nordic American Offshore Ltd.	80	358
Twin Disc, Inc.	35	355
Handy & Harman Ltd.*	12	328
Power Solutions International, Inc.*	20	276
Fenix Parts, Inc.*	59	271
Xerium Technologies, Inc.*	47	245
Golden Ocean Group Ltd.*	284	197
Safe Bulkers, Inc.	161	129
NL Industries, Inc.*	33	75
Eagle Bulk Shipping, Inc.*	94	34
Ultrapetrol Bahamas Ltd.*	91	25
Total Industrial		885,322

Technology - 7.8%
Tyler Technologies, Inc.*	143	18,392
Microsemi Corp.*	466	17,851
Manhattan Associates, Inc.*	313	17,800
Guidewire Software, Inc.*	298	16,235
EPAM Systems, Inc.*	208	15,532
MAXIMUS, Inc.	280	14,739
Cavium, Inc.*	235	14,372
Fair Isaac Corp.	132	14,004
Take-Two Interactive Software, Inc.*	359	13,524
Aspen Technology, Inc.*	362	13,079
j2 Global, Inc.	205	12,623
Blackbaud, Inc.	199	12,515
Synaptics, Inc.*	156	12,439
Integrated Device Technology, Inc.*	581	11,876
Convergys Corp.	420	11,663
SYNNEX Corp.	122	11,295
Qlik Technologies, Inc.*	388	11,221
CACI International, Inc. — Class A*	103	10,990
Monolithic Power Systems, Inc.	168	10,692
Science Applications International Corp.	195	10,401
ACI Worldwide, Inc.*	496	10,312
Fairchild Semiconductor International, Inc. — Class A*	494	9,880
Cirrus Logic, Inc.*	269	9,794
Medidata Solutions, Inc.*	235	9,096
NetScout Systems, Inc.*	391	8,981
Proofpoint, Inc.*	167	8,980
Verint Systems, Inc.*	260	8,679
Mentor Graphics Corp.	425	8,640
MKS Instruments, Inc.	227	8,546
Electronics for Imaging, Inc.*	199	8,436
CommVault Systems, Inc.*	192	8,289
Silicon Laboratories, Inc.*	181	8,138

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Entegris, Inc.*	595	$8,103
Diebold, Inc.	275	7,950
Advanced Micro Devices, Inc.*	2,702	7,701
Intersil Corp. — Class A	566	7,567
Cornerstone OnDemand, Inc.*	229	7,503
ExlService Holdings, Inc.*	141	7,304
Rovi Corp.*	355	7,281
Cray, Inc.*	173	7,250
MicroStrategy, Inc. — Class A*	40	7,189
Acxiom Corp.*	332	7,118
Tessera Technologies, Inc.	223	6,913
Syntel, Inc.*	135	6,741
Rambus, Inc.*	490	6,738
FleetMatics Group plc*	162	6,595
CSG Systems International, Inc.	139	6,277
Power Integrations, Inc.	125	6,208
Semtech Corp.*	282	6,201
Imperva, Inc.*	120	6,060
Ambarella, Inc.*	133	5,945
Stratasys Ltd.*	216	5,599
Demandware, Inc.*	142	5,551
Inphi Corp.*	163	5,434
Super Micro Computer, Inc.*	157	5,351
Synchronoss Technologies, Inc.*	165	5,336
Bottomline Technologies de, Inc.*	174	5,305
Progress Software Corp.*	215	5,186
BroadSoft, Inc.*	124	5,003
Sykes Enterprises, Inc.*	165	4,980
QLogic Corp.*	370	4,973
Paycom Software, Inc.*	134	4,770
Envestnet, Inc.*	175	4,760
Insight Enterprises, Inc.*	165	4,726
Virtusa Corp.*	126	4,720
RealPage, Inc.*	224	4,668
Ebix, Inc.	114	4,650
M/A-COM Technology Solutions Holdings, Inc.*	100	4,379
Cabot Microelectronics Corp.	105	4,296
Luxoft Holding, Inc.*	78	4,292
Omnicell, Inc.*	154	4,292
MaxLinear, Inc. — Class A*	220	4,070
Monotype Imaging Holdings, Inc.	170	4,066
Callidus Software, Inc.*	235	3,920
Pegasystems, Inc.	152	3,858
MTS Systems Corp.	63	3,834
ManTech International Corp. — Class A	111	3,551
HubSpot, Inc.*	80	3,490
Veeco Instruments, Inc.*	171	3,331
Quality Systems, Inc.	212	3,231
Diodes, Inc.*	159	3,196
SPS Commerce, Inc.*	70	3,006
Brooks Automation, Inc.	286	2,974
Mercury Systems, Inc.*	145	2,944
Photronics, Inc.*	282	2,936
Lattice Semiconductor Corp.*	496	2,817
InvenSense, Inc. — Class A*	329	2,764
Qualys, Inc.*	106	2,683
Interactive Intelligence Group, Inc.*	73	2,659
Ultratech, Inc.*	117	2,555
2U, Inc.*	112	2,531
Computer Programs & Systems, Inc.	48	2,502
Amkor Technology, Inc.*	420	2,474
Applied Micro Circuits Corp.*	374	2,416
inContact, Inc.*	261	2,320
Silver Spring Networks, Inc.*	155	2,286
Globant S.A.*	70	2,160
Cvent, Inc.*	99	2,119
TeleTech Holdings, Inc.	75	2,082
Epiq Systems, Inc.	137	2,058
CEVA, Inc.*	87	1,958
pdvWireless, Inc.*	55	1,889
Xura, Inc.*	96	1,888
Rudolph Technologies, Inc.*	136	1,858
FormFactor, Inc.*	244	1,774
Nimble Storage, Inc.*	215	1,686
Pure Storage, Inc. — Class A*	122	1,670
Unisys Corp.*	212	1,632
Xcerra Corp.*	250	1,630
SciQuest, Inc.*	117	1,624
Nanometrics, Inc.*	102	1,616
Actua Corp.*	172	1,557
PDF Solutions, Inc.*	115	1,539
Glu Mobile, Inc.*	511	1,441
Engility Holdings, Inc.*	76	1,426
LivePerson, Inc.*	242	1,416
Vocera Communications, Inc.*	109	1,390
Axcelis Technologies, Inc.*	482	1,350
Press Ganey Holdings, Inc.*	44	1,324
Tangoe, Inc.*	166	1,310
Cohu, Inc.	110	1,307
Sapiens International Corporation N.V.	109	1,306
InnerWorkings, Inc.*	158	1,256
Cascade Microtech, Inc.*	58	1,196
PROS Holdings, Inc.*	101	1,191
IXYS Corp.	105	1,178
Mattson Technology, Inc.*	318	1,161
Alpha & Omega Semiconductor Ltd.*	94	1,114
Benefitfocus, Inc.*	33	1,101
Silicon Graphics International Corp.*	148	1,054
Sigma Designs, Inc.*	150	1,020
Digi International, Inc.*	106	1,000
QAD, Inc. — Class A	47	999
Immersion Corp.*	119	983
Digimarc Corp.*	32	970
Exar Corp.*	167	960
Model N, Inc.*	89	959
American Software, Inc. — Class A	106	954

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

KEYW Holding Corp.*	142	$943
Avid Technology, Inc.*	137	926
Five9, Inc.*	101	898
DSP Group, Inc.*	95	866
Brightcove, Inc.*	138	861
Eastman Kodak Co.*	79	857
MobileIron, Inc.*	189	854
TubeMogul, Inc.*	66	854
Datalink Corp.*	87	795
Seachange International, Inc.*	142	784
OPOWER, Inc.*	111	756
Jive Software, Inc.*	198	748
Ultra Clean Holdings, Inc.*	134	718
Ciber, Inc.*	335	707
Varonis Systems, Inc.*	38	694
Agilysys, Inc.*	65	664
Quantum Corp.*	1,038	633
New Relic, Inc.*	24	626
Carbonite, Inc.*	77	614
Evolent Health, Inc. — Class A*	56	591
ExOne Co.*	45	591
Barracuda Networks, Inc.*	35	539
Everyday Health, Inc.*	92	515
Kopin Corp.*	306	508
Castlight Health, Inc. — Class B*	143	476
EMCORE Corp.*	94	470
Park City Group, Inc.*	46	416
Amber Road, Inc.*	75	406
MINDBODY, Inc. — Class A*	30	400
Guidance Software, Inc.*	93	400
Instructure, Inc.*	21	377
Hortonworks, Inc.*	32	362
Workiva, Inc.*	31	361
Appfolio, Inc. — Class A*	24	294
Digital Turbine, Inc.*	239	284
Imation Corp.*	148	229
Xactly Corp.*	33	226
Violin Memory, Inc.*	386	202
Apigee Corp.*	22	183
Code Rebel Corp.*	5	23
Total Technology		769,100

Communications - 4.3%
ViaSat, Inc.*	181	13,301
Houghton Mifflin Harcourt Co.*	530	10,568
WebMD Health Corp. — Class A*	160	10,022
Ciena Corp.*	524	9,967
Infinera Corp.*	565	9,075
Sinclair Broadcast Group, Inc. — Class A	281	8,640
InterDigital, Inc.	153	8,514
Finisar Corp.*	441	8,044
GrubHub, Inc.*	319	8,017
Cogent Communications Holdings, Inc.	196	7,650
Meredith Corp.	156	7,409
New York Times Co. — Class A	584	7,277
Time, Inc.	465	7,180
Shutterfly, Inc.*	151	7,001
Media General, Inc.*	407	6,638
Stamps.com, Inc.*	61	6,483
Polycom, Inc.*	580	6,467
Anixter International, Inc.*	121	6,305
comScore, Inc.*	208	6,249
Plantronics, Inc.	151	5,918
Nexstar Broadcasting Group, Inc. — Class A	133	5,888
NeuStar, Inc. — Class A*	235	5,781
Consolidated Communications Holdings, Inc.	214	5,513
NETGEAR, Inc.*	136	5,490
Shenandoah Telecommunications Co.	205	5,484
LogMeIn, Inc.*	106	5,349
DigitalGlobe, Inc.*	308	5,328
West Corp.	222	5,066
NIC, Inc.	278	5,012
ADTRAN, Inc.	243	4,913
Zendesk, Inc.*	228	4,773
Infoblox, Inc.*	254	4,343
MDC Partners, Inc. — Class A	184	4,342
Ubiquiti Networks, Inc.*	130	4,325
Scholastic Corp.	113	4,223
Wayfair, Inc. — Class A*	91	3,933
EW Scripps Co. — Class A	251	3,913
8x8, Inc.*	374	3,762
Web.com Group, Inc.*	186	3,687
AVG Technologies N.V.*	174	3,611
Vonage Holdings Corp.*	788	3,601
Gigamon, Inc.*	116	3,598
RingCentral, Inc. — Class A*	227	3,575
Cincinnati Bell, Inc.*	890	3,444
Atlantic Tele-Network, Inc.	44	3,337
Windstream Holdings, Inc.	428	3,287
Perficient, Inc.*	150	3,258
Ixia*	257	3,202
New Media Investment Group, Inc.	190	3,162
Gray Television, Inc.*	269	3,153
Ruckus Wireless, Inc.*	320	3,139
Shutterstock, Inc.*	83	3,049
Globalstar, Inc.*	2,021	2,971
Marketo, Inc.*	148	2,896
Gogo, Inc.*	258	2,841
CalAmp Corp.*	154	2,761
Iridium Communications, Inc.*	349	2,747
Quotient Technology, Inc.*	259	2,745
General Communication, Inc. — Class A*	148	2,711
Endurance International Group Holdings, Inc.*	249	2,622
Bankrate, Inc.*	283	2,595
ORBCOMM, Inc.*	254	2,573
EarthLink Holdings Corp.	438	2,483
HealthStream, Inc.*	107	2,364

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Inteliquent, Inc.	142	$2,279
World Wrestling Entertainment, Inc. — Class A	128	2,260
Oclaro, Inc.*	415	2,241
VASCO Data Security International, Inc.*	134	2,064
FTD Companies, Inc.*	78	2,048
ShoreTel, Inc.*	274	2,039
Entravision Communications Corp. — Class A	271	2,016
Q2 Holdings, Inc.*	83	1,995
Rubicon Project, Inc.*	109	1,993
Loral Space & Communications, Inc.*	56	1,967
ePlus, Inc.*	24	1,932
Lands’ End, Inc.*	75	1,913
XO Group, Inc.*	112	1,798
Spok Holdings, Inc.	99	1,733
GTT Communications, Inc.*	104	1,720
Global Eagle Entertainment, Inc.*	197	1,678
NeoPhotonics Corp.*	119	1,671
Comtech Telecommunications Corp.	69	1,613
Wix.com Ltd.*	79	1,601
Sonus Networks, Inc.*	210	1,581
Textura Corp.*	84	1,565
DHI Group, Inc.*	189	1,525
Angie’s List, Inc.*	186	1,501
Chegg, Inc.*	324	1,445
Lionbridge Technologies, Inc.*	273	1,381
Intralinks Holdings, Inc.*	171	1,347
Calix, Inc.*	189	1,340
Harmonic, Inc.*	409	1,337
FairPoint Communications, Inc.*	89	1,324
Extreme Networks, Inc.*	425	1,322
RetailMeNot, Inc.*	163	1,306
Blue Nile, Inc.	50	1,286
Lumos Networks Corp.*	97	1,245
Straight Path Communications, Inc. — Class B*	40	1,241
Journal Media Group, Inc.	103	1,232
Boingo Wireless, Inc.*	155	1,197
Safeguard Scientifics, Inc.*	88	1,166
TrueCar, Inc.*	208	1,163
Hawaiian Telcom Holdco, Inc.*	49	1,154
Entercom Communications Corp. — Class A*	108	1,143
IDT Corp. — Class B	71	1,107
ChannelAdvisor Corp.*	92	1,035
Daily Journal Corp.*	5	978
Zix Corp.*	244	959
Alliance Fiber Optic Products, Inc.*	62	917
Blucora, Inc.*	174	898
VirnetX Holding Corp.*	192	881
Black Box Corp.	65	876
Tribune Publishing Co.	112	865
A10 Networks, Inc.*	144	852
Reis, Inc.	36	848
1-800-Flowers.com, Inc. — Class A*	106	835
Bazaarvoice, Inc.*	259	816
Central European Media Enterprises Ltd. — Class A*	313	798
Clearfield, Inc.*	48	771
Crown Media Holdings, Inc. — Class A*	147	747
Etsy, Inc.*	85	740
Overstock.com, Inc.*	51	733
United Online, Inc.*	62	715
RigNet, Inc.*	52	711
Telenav, Inc.*	120	708
NTELOS Holdings Corp.*	74	681
Box, Inc. — Class A*	55	674
KVH Industries, Inc.*	68	649
Saga Communications, Inc. — Class A	16	641
Internap Corp.*	233	636
TechTarget, Inc.*	83	616
Marchex, Inc. — Class B	138	614
Hemisphere Media Group, Inc.*	43	565
Liquidity Services, Inc.*	102	528
Harte-Hanks, Inc.	205	519
QuinStreet, Inc.*	151	516
Aerohive Networks, Inc.*	99	494
Limelight Networks, Inc.*	258	467
Rapid7, Inc.*	34	444
HC2 Holdings, Inc.*	112	428
Rocket Fuel, Inc.*	128	403
Preformed Line Products Co.	11	402
RealNetworks, Inc.*	98	398
Marin Software, Inc.*	127	384
Intelsat S.A.*	130	328
Townsquare Media, Inc. — Class A*	29	325
Cumulus Media, Inc. — Class A*	694	322
Novatel Wireless, Inc.*	160	283
Sizmek, Inc.*	91	264
EVINE Live, Inc.*	212	248
Travelzoo, Inc.*	30	244
ModusLink Global Solutions, Inc.*	160	235
Corindus Vascular Robotics, Inc.*	96	95
Connecture, Inc.*	29	74
MaxPoint Interactive, Inc.*	29	51
Total Communications		422,255

Utilities - 3.0%
Piedmont Natural Gas Company, Inc.	334	19,982
IDACORP, Inc.	214	15,963
WGL Holdings, Inc.	211	15,270
Portland General Electric Co.	377	14,889
Cleco Corp.	257	14,189
ONE Gas, Inc.	223	13,625
New Jersey Resources Corp.	363	13,224
Southwest Gas Corp.	199	13,104
Black Hills Corp.	217	13,048
Laclede Group, Inc.	184	12,466
NorthWestern Corp.	200	12,350
ALLETE, Inc.	207	11,606

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

PNM Resources, Inc.	338	$11,397
Avista Corp.	264	10,766
South Jersey Industries, Inc.	290	8,251
El Paso Electric Co.	171	7,845
MGE Energy, Inc.	147	7,681
Dynegy, Inc.*	517	7,430
Ormat Technologies, Inc.	158	6,516
American States Water Co.	160	6,297
Northwest Natural Gas Co.	116	6,247
Empire District Electric Co.	185	6,114
California Water Service Group	203	5,424
Otter Tail Corp.	159	4,710
Chesapeake Utilities Corp.	65	4,093
NRG Yield, Inc. — Class C	267	3,802
Abengoa Yield plc	208	3,698
Talen Energy Corp.*	354	3,186
Unitil Corp.	59	2,507
SJW Corp.	67	2,435
Connecticut Water Service, Inc.	51	2,300
Middlesex Water Co.	69	2,129
NRG Yield, Inc. — Class A	146	1,981
York Water Co.	55	1,679
Atlantic Power Corp.	518	1,274
PICO Holdings, Inc.*	98	1,003
Artesian Resources Corp. — Class A	34	951
EnerNOC, Inc.*	115	860
Consolidated Water Company Ltd.	63	767
Ameresco, Inc. — Class A*	85	405
Genie Energy Ltd. — Class B*	53	403
Spark Energy, Inc. — Class A	13	234
Total Utilities		292,101

Basic Materials - 2.1%
Sensient Technologies Corp.	201	12,754
Olin Corp.	700	12,159
PolyOne Corp.	379	11,465
HB Fuller Co.	214	9,084
Minerals Technologies, Inc.	147	8,357
Commercial Metals Co.	491	8,332
Balchem Corp.	132	8,187
Chemtura Corp.*	285	7,524
Worthington Industries, Inc.	204	7,271
Carpenter Technology Corp.	201	6,880
Axiall Corp.	298	6,509
US Silica Holdings, Inc.	272	6,180
Kaiser Aluminum Corp.	73	6,172
Stillwater Mining Co.*	512	5,453
Quaker Chemical Corp.	57	4,837
Stepan Co.	82	4,534
Neenah Paper, Inc.	71	4,520
Innospec, Inc.	103	4,466
Hecla Mining Co.	1,572	4,370
Schweitzer-Mauduit International, Inc.	129	4,061
PH Glatfelter Co.	184	3,814
Clearwater Paper Corp.*	76	3,687
Ferro Corp.*	310	3,680
A. Schulman, Inc.	124	3,375
Coeur Mining, Inc.*	577	3,243
Calgon Carbon Corp.	224	3,140
AK Steel Holding Corp.*	755	3,118
Univar, Inc.*	171	2,938
Aceto Corp.	124	2,921
Innophos Holdings, Inc.	94	2,906
Deltic Timber Corp.	47	2,827
Ferroglobe plc	276	2,432
Cliffs Natural Resources, Inc.*	773	2,319
Kraton Performance Polymers, Inc.*	133	2,301
Materion Corp.	86	2,277
Schnitzer Steel Industries, Inc. — Class A	112	2,065
American Vanguard Corp.*	124	1,957
Koppers Holdings, Inc.*	87	1,955
Rayonier Advanced Materials, Inc.	197	1,872
Tronox Ltd. — Class A	270	1,725
Hawkins, Inc.	45	1,624
Century Aluminum Co.*	226	1,593
Landec Corp.*	114	1,197
OMNOVA Solutions, Inc.*	199	1,106
Orchids Paper Products Co.	39	1,073
KMG Chemicals, Inc.	41	946
Oil-Dri Corporation of America	21	709
Kronos Worldwide, Inc.	96	549
United States Lime & Minerals, Inc.	8	480
Energy Fuels, Inc.*	186	411
Uranium Energy Corp.*	414	310
Intrepid Potash, Inc.*	238	264
Ryerson Holding Corp.*	46	256
Rentech, Inc.*	111	246
Valhi, Inc.	81	96
Horsehead Holding Corp.*	241	36
Total Basic Materials		208,563

Energy - 1.7%
PDC Energy, Inc.*	198	11,772
Parsley Energy, Inc. — Class A*	424	9,582
Western Refining, Inc.	302	8,784
RSP Permian, Inc.*	279	8,102
Carrizo Oil & Gas, Inc.*	248	7,668
Oil States International, Inc.*	219	6,902
Matador Resources Co.*	340	6,446
MRC Global, Inc.*	437	5,742
Oasis Petroleum, Inc.*	775	5,642
McDermott International, Inc.*	1,107	4,528
Pattern Energy Group, Inc.	237	4,519
SEACOR Holdings, Inc.*	77	4,193
SemGroup Corp. — Class A	186	4,166
Synergy Resources Corp.*	512	3,978
Delek US Holdings, Inc.	244	3,718
Callon Petroleum Co.*	413	3,655

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Forum Energy Technologies, Inc.*	252	$3,326
Bristow Group, Inc.	148	2,800
Green Plains, Inc.	161	2,570
Helix Energy Solutions Group, Inc.*	450	2,520
Atwood Oceanics, Inc.	274	2,512
Thermon Group Holdings, Inc.*	136	2,388
Archrock, Inc.	295	2,360
Exterran Corp.*	147	2,273
TETRA Technologies, Inc.*	338	2,146
Matrix Service Co.*	113	2,000
Unit Corp.*	214	1,885
SunCoke Energy, Inc.	277	1,801
Renewable Energy Group, Inc.*	187	1,765
Flotek Industries, Inc.*	227	1,664
REX American Resources Corp.*	29	1,609
Newpark Resources, Inc.*	357	1,542
Plug Power, Inc.*	736	1,509
Tesco Corp.	165	1,421
Sanchez Energy Corp.*	257	1,411
Alon USA Energy, Inc.	133	1,373
Bill Barrett Corp.*	212	1,319
Par Pacific Holdings, Inc.*	68	1,276
FutureFuel Corp.	104	1,226
Panhandle Oil and Gas, Inc. — Class A	70	1,212
CARBO Ceramics, Inc.	83	1,179
Natural Gas Services Group, Inc.*	54	1,168
Parker Drilling Co.*	519	1,100
Northern Oil and Gas, Inc.*	262	1,045
PHI, Inc.*	53	1,001
Era Group, Inc.*	100	938
Clean Energy Fuels Corp.*	302	885
Contango Oil & Gas Co.*	74	872
Trecora Resources*	86	827
EXCO Resources, Inc.*	768	760
Geospace Technologies Corp.*	56	691
Solazyme, Inc.*	340	691
Fairmount Santrol Holdings, Inc.*	272	683
Gulfmark Offshore, Inc. — Class A*	109	673
FuelCell Energy, Inc.*	95	643
Pacific Ethanol, Inc.*	135	632
Ring Energy, Inc.*	119	601
Pioneer Energy Services Corp.*	273	601
Basic Energy Services, Inc.*	208	574
Westmoreland Coal Co.*	76	548
Evolution Petroleum Corp.	104	505
Cloud Peak Energy, Inc.*	259	505
Sunrun, Inc.*	76	492
TerraForm Global, Inc. — Class A	183	436
Jones Energy, Inc. — Class A*	123	410
Abraxas Petroleum Corp.*	399	403
Gastar Exploration, Inc.*	345	380
ION Geophysical Corp.*	45	364
Independence Contract Drilling, Inc.*	76	363
Adams Resources & Energy, Inc.	9	360
C&J Energy Services Ltd.*	239	337
Bonanza Creek Energy, Inc.*	211	335
Halcon Resources Corp.*	341	328
Isramco, Inc.*	4	327
W&T Offshore, Inc.*	149	326
Ultra Petroleum Corp.*	650	324
Enphase Energy, Inc.*	133	310
Eclipse Resources Corp.*	204	294
Energy XXI Ltd.	401	250
Key Energy Services, Inc.*	648	239
Vivint Solar, Inc.*	88	233
Clayton Williams Energy, Inc.*	25	223
Hallador Energy Co.	46	210
Approach Resources, Inc.*	176	204
Stone Energy Corp.*	243	192
Peabody Energy Corp.*	79	183
Rex Energy Corp.*	233	179
Seventy Seven Energy, Inc.*	274	159
SandRidge Energy, Inc.*	2,356	132
Erin Energy Corp.*	59	111
Triangle Petroleum Corp.*	198	107
North Atlantic Drilling Ltd.*	31	85
TransAtlantic Petroleum Ltd.*	110	83
Earthstone Energy, Inc.*	6	73
Penn Virginia Corp.*	391	60
Total Energy		170,939

Diversified - 0.1%
HRG Group, Inc.*	334	4,653
National Bank Holdings Corp. — Class A	144	2,936
Resource America, Inc. — Class A	72	415
Total Diversified		8,004

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	128	3,100

Total Common Stocks
(Cost $6,303,870)		6,978,326

WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16†	54	—
Magnum Hunter Resources Corp.
$8.50, 04/15/16	252	—
Imperial Holdings, Inc.
$10.75, 10/06/19	4	—
Total Warrants
(Cost $344)		—

RIGHTS††† - 0.0%
Vince Holding Corp.
Expires 04/14/16††	76	20

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Dyax Corp.
Expires 01/25/17	714	$—
Omthera Pharmaceuticals, Inc.
Expires 12/31/20	57	—
Leap Wireless International, Inc.
Expires 03/06/17	513	—
Total Rights
(Cost $416)		20

MUTUAL FUNDS† - 0.6%
Guggenheim Strategy Fund I1	2,302	57,101
Total Mutual Funds
(Cost $57,170)		57,101

	Face Amount

REPURCHASE AGREEMENTS††,2 - 20.6%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$1,357,601	1,357,601
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[3]	677,946	677,946
Total Repurchase Agreements
(Cost $2,035,547)		2,035,547

Total Investments - 91.9%
(Cost $8,397,347)		$9,070,994
Other Assets & Liabilities, net - 8.1%		797,768
Total Net Assets - 100.0%		$9,868,762

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $554,450)	5	$10,302

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2016 Russell 2000 Index Swap 0.40%[4], Terminating 04/26/16 (Notional Value $1,762,027)	1,582	$54,836
Credit Suisse Capital, LLC April 2016 Russell 2000 Index Swap 0.43%[4], Terminating 04/26/16 (Notional Value $754,745)	677	26,598
Barclays Bank plc April 2016 Russell 2000 Index Swap 0.40%[4], Terminating 04/29/16 (Notional Value $4,707,574)	4,226	10,909
(Total Notional Value $7,224,346)		$92,343

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs, unless otherwise noted — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[4]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
RUSSELL 2000® 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$6,977,846	$—	$480	$—	$—	$6,978,326
Equity Futures Contracts	—	10,302	—	—	—	10,302
Equity Index Swap Agreements	—	—	—	92,343	—	92,343
Mutual Funds	57,101	—	—	—	—	57,101
Repurchase Agreements	—	—	2,035,547	—	—	2,035,547
Rights	—	—	20	—	—	20
Warrants	—	—	—	—	—	—
Total	$7,034,947	$10,302	$2,036,047	$92,343	$—	$9,173,639

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $6,304,630)	$6,978,346
Investments in affiliated issuers, at value (cost $57,170)	57,101
Repurchase agreements, at value (cost $2,035,547)	2,035,547
Total investments (cost $8,397,347)	9,070,994
Segregated cash with broker	401,800
Unrealized appreciation on swap agreements	92,343
Cash	8
Receivables:
Fund shares sold	306,161
Securities sold	52,782
Dividends	9,849
Variation margin	6,292
Interest	13
Foreign taxes reclaim	7
Total assets	9,940,249

Liabilities:
Payable for:
Fund shares redeemed	28,684
Securities purchased	25,560
Management fees	7,281
Distribution and service fees	2,846
Transfer agent and administrative fees	2,023
Portfolio accounting fees	809
Miscellaneous	4,284
Total liabilities	71,487
Commitments and contingent liabilities (Note 13)	—
Net assets	$9,868,762

Net assets consist of:
Paid in capital	$9,327,758
Accumulated net investment loss	(35,883)
Accumulated net realized gain on investments	(199,405)
Net unrealized appreciation on investments	776,292
Net assets	$9,868,762

A-Class:
Net assets	$497,020
Capital shares outstanding	11,098
Net asset value per share	$44.78
Maximum offering price per share (Net asset value divided by 95.25%)	$47.01

C-Class:
Net assets	$1,322,403
Capital shares outstanding	33,527
Net asset value per share	$39.44

H-Class:
Net assets	$8,049,339
Capital shares outstanding	179,889
Net asset value per share	$44.75

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $134)	$122,442
Dividends from securities of affiliated issuers	24,881
Interest	7,439
Income from securities lending, net	1,693
Total investment income	156,455

Expenses:
Management fees	200,185
Transfer agent and administrative fees	55,607
Distribution and service fees:
A-Class	1,433
C-Class	15,563
H-Class	50,283
Portfolio accounting fees	22,243
Custodian fees	2,571
Trustees’ fees*	1,656
Line of credit fees	270
Miscellaneous	39,465
Total expenses	389,276
Net investment loss	(232,821)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,781,069
Investments in affiliated issuers	3,205
Swap agreements	(1,182,700)
Futures contracts	1,433,228
Net realized gain	2,034,802
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,632,541)
Investments in affiliated issuers	(69)
Swap agreements	(77,690)
Futures contracts	(3,753)
Net change in unrealized appreciation (depreciation)	(2,714,053)
Net realized and unrealized loss	(679,251)
Net decrease in net assets resulting from operations	$(912,072)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(232,821)	$(174,277)
Net realized gain on investments	2,034,802	6,937,664
Net change in unrealized appreciation (depreciation) on investments	(2,714,053)	(2,841,277)
Net increase (decrease) in net assets resulting from operations	(912,072)	3,922,110

Distributions to shareholders from:
Net realized gains
A-Class	(37,011)	(2,196)
C-Class	(125,275)	(7,355)
H-Class	(816,653)	(234,847)
Total distributions to shareholders	(978,939)	(244,398)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,129,543	1,893,905
C-Class	123,456	98,855
H-Class	340,767,371	232,124,981
Distributions reinvested
A-Class	34,810	1,903
C-Class	123,960	7,229
H-Class	813,382	133,841
Cost of shares redeemed
A-Class	(4,165,989)	(1,896,108)
C-Class	(293,524)	(299,746)
H-Class	(350,796,800)	(236,252,696)
Net decrease from capital share transactions	(9,263,791)	(4,187,836)
Net decrease in net assets	(11,154,802)	(510,124)

Net assets:
Beginning of year	21,023,564	21,533,688
End of year	$9,868,762	$21,023,564
Accumulated net investment loss at end of year	$(35,883)	$(4,597)

Capital share activity:
Shares sold
A-Class	74,547	37,732
C-Class	2,397	2,156
H-Class	6,930,733	4,439,943
Shares issued from reinvestment of distributions
A-Class	723	36
C-Class	2,917	153
H-Class	16,938	2,554
Shares redeemed
A-Class	(74,982)	(38,492)
C-Class	(6,389)	(6,473)
H-Class	(7,088,735)	(4,480,213)
Net decrease in shares	(141,851)	(42,604)

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$58.05	$53.23	$39.32	$32.20	$34.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	(.39)	(.37)	(.16)	(.39)
Net gain (loss) on investments (realized and unrealized)	(9.03)	5.41	14.28	7.28	(1.78)
Total from investment operations	(9.46)	5.02	13.91	7.12	(2.17)
Less distributions from:
Net realized gains	(3.81)	(.20)	—	—	—
Total distributions	(3.81)	(.20)	—	—	—
Net asset value, end of period	$44.78	$58.05	$53.23	$39.32	$32.20

Total Return[b]	(16.75%)	9.48%	35.38%	22.11%	(6.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$497	$627	$614	$392	$1,355
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.74%)	(0.78%)	(0.51%)	(1.24%)
Total expenses[c]	1.70%	1.70%	1.72%	1.71%	1.73%
Portfolio turnover rate	971%	830%	472%	527%	177%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$52.01	$48.08	$35.78	$29.52	$31.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.73)	(.70)	(.65)	(.34)	(.54)
Net gain (loss) on investments (realized and unrealized)	(8.03)	4.83	12.95	6.60	(1.69)
Total from investment operations	(8.76)	4.13	12.30	6.26	(2.23)
Less distributions from:
Net realized gains	(3.81)	(.20)	—	—	—
Total distributions	(3.81)	(.20)	—	—	—
Net asset value, end of period	$39.44	$52.01	$48.08	$35.78	$29.52

Total Return[b]	(17.36%)	8.64%	34.38%	21.21%	(7.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,322	$1,800	$1,864	$1,685	$1,839
Ratios to average net assets:
Net investment income (loss)	(1.62%)	(1.49%)	(1.55%)	(1.15%)	(1.99%)
Total expenses[c]	2.45%	2.45%	2.47%	2.46%	2.49%
Portfolio turnover rate	971%	830%	472%	527%	177%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$57.94	$53.13	$39.24	$32.13	$34.29
Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(.40)	(.37)	(.08)	(.37)
Net gain (loss) on investments (realized and unrealized)	(8.87)	5.41	14.26	7.19	(1.79)
Total from investment operations	(9.38)	5.01	13.89	7.11	(2.16)
Less distributions from:
Net realized gains	(3.81)	(.20)	—	—	—
Total distributions	(3.81)	(.20)	—	—	—
Net asset value, end of period	$44.75	$57.94	$53.13	$39.24	$32.13

Total Return[b]	(16.63%)	9.48%	35.40%	22.13%	(6.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,049	$18,596	$19,056	$44,955	$14,902
Ratios to average net assets:
Net investment income (loss)	(1.01%)	(0.76%)	(0.81%)	(0.25%)	(1.24%)
Total expenses[c]	1.70%	1.70%	1.72%	1.71%	1.73%
Portfolio turnover rate	971%	830%	472%	527%	177%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Russell 2000® Fund H-Class turned in a -11.43% performance for the one-year period ended March 31, 2016. Its benchmark, the Russell 2000 Index, returned -1.34% for the period. Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index.

Among sectors, the biggest performance contributors to the underlying index during the period were Utilities and Telecommunications Services. The Health Care sector detracted the most from return, followed by the Energy sector.

Synageva BioPharma Corp., Dyax Corp., and Piedmont Natural Gas Company, Inc. were the largest contributors to the performance of the underlying index for the year. Puma Biotechnology, Inc., Celldex Therapeutics, Inc., and SemGroup Corp. – Class A were the leading detractors from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
STERIS plc	0.1%
CubeSmart	0.1%
West Pharmaceutical Services, Inc.	0.1%
TreeHouse Foods, Inc.	0.1%
Vail Resorts, Inc.	0.1%
Piedmont Natural Gas Company, Inc.	0.1%
MarketAxess Holdings, Inc.	0.1%
Sovran Self Storage, Inc.	0.1%
Highwoods Properties, Inc.	0.1%
Casey’s General Stores, Inc.	0.1%
Top Ten Total	1.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	Since Inception (05/31/06)
A-Class Shares	-11.43%	5.53%	4.30%
A-Class Shares with sales charge†	-15.64%	4.51%	3.79%
C-Class Shares	-12.07%	4.69%	3.48%
C-Class Shares with CDSC‡	-12.93%	4.69%	3.48%
H-Class Shares	-11.43%	5.50%	4.28%
Russell 2000 Index	-1.34%	11.40%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

118 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

COMMON STOCKS† - 19.6%

Financial - 5.1%
CubeSmart	1,284	$42,757
MarketAxess Holdings, Inc.	274	34,203
Sovran Self Storage, Inc.	288	33,970
Highwoods Properties, Inc.	690	32,988
First American Financial Corp.	795	30,296
EPR Properties	419	27,914
Investors Bancorp, Inc.	2,398	27,914
Sun Communities, Inc.	371	26,567
Gramercy Property Trust	3,077	26,001
DCT Industrial Trust, Inc.	652	25,734
Umpqua Holdings Corp.	1,618	25,662
FirstMerit Corp.	1,216	25,598
CNO Financial Group, Inc.	1,364	24,443
CyrusOne, Inc.	535	24,423
Bank of the Ozarks, Inc.	572	24,007
Webster Financial Corp.	666	23,909
Prosperity Bancshares, Inc.	513	23,798
Healthcare Realty Trust, Inc.	736	22,734
PrivateBancorp, Inc. — Class A	577	22,272
Medical Properties Trust, Inc.	1,710	22,196
RLJ Lodging Trust	969	22,170
Sunstone Hotel Investors, Inc.	1,530	21,419
RLI Corp.	317	21,195
Western Alliance Bancorporation*	631	21,063
LaSalle Hotel Properties	828	20,957
New Residential Investment Corp. REIT	1,690	19,655
Ellie Mae, Inc.*	216	19,578
FNB Corp.	1,482	19,281
Education Realty Trust, Inc.	462	19,219
MGIC Investment Corp.*	2,491	19,107
GEO Group, Inc.	548	18,999
DuPont Fabros Technology, Inc.	463	18,765
United Bankshares, Inc.	509	18,680
First Industrial Realty Trust, Inc.	812	18,465
National Health Investors, Inc.	275	18,293
MB Financial, Inc.	551	17,880
Acadia Realty Trust	504	17,707
Radian Group, Inc.	1,404	17,411
Fulton Financial Corp.	1,296	17,340
Home BancShares, Inc.	419	17,158
Kite Realty Group Trust	613	16,986
Urban Edge Properties	651	16,822
Equity One, Inc.	584	16,737
Cathay General Bancorp	586	16,601
Cousins Properties, Inc.	1,589	16,494
Ryman Hospitality Properties, Inc.	319	16,422
Valley National Bancorp	1,705	16,266
Primerica, Inc.	355	15,808
Hudson Pacific Properties, Inc.	546	15,790
Janus Capital Group, Inc.	1,077	15,756
Washington Federal, Inc.	695	15,742
Wintrust Financial Corp.	348	15,430
Mack-Cali Realty Corp.	654	15,369
Pebblebrook Hotel Trust	527	15,320
Selective Insurance Group, Inc.	418	15,303
BancorpSouth, Inc.	708	15,087
UMB Financial Corp.	289	14,921
Kennedy-Wilson Holdings, Inc.	681	14,914
DiamondRock Hospitality Co.	1,472	14,897
Physicians Realty Trust	794	14,753
Stifel Financial Corp.*	498	14,741
Retail Opportunity Investments Corp.	728	14,647
Washington Real Estate Investment Trust	500	14,605
PS Business Parks, Inc.	143	14,373
IBERIABANK Corp.	280	14,356
EastGroup Properties, Inc.	237	14,308
Glacier Bancorp, Inc.	554	14,083
Sterling Bancorp	879	14,002
First Financial Bankshares, Inc.	470	13,903
First Citizens BancShares, Inc. — Class A	55	13,809
Colony Capital, Inc. — Class A	819	13,734
Capitol Federal Financial, Inc.	1,032	13,684
Blackhawk Network Holdings, Inc.*	398	13,652
CVB Financial Corp.	779	13,594
WageWorks, Inc.*	262	13,260
Alexander & Baldwin, Inc.	358	13,131
Hancock Holding Co.	571	13,110
Evercore Partners, Inc. — Class A	253	13,093
Lexington Realty Trust	1,507	12,960
Pinnacle Financial Partners, Inc.	263	12,903
Texas Capital Bancshares, Inc.*	335	12,857
Xenia Hotels & Resorts, Inc.	819	12,793
Columbia Banking System, Inc.	423	12,656
CoreSite Realty Corp.	178	12,462
LTC Properties, Inc.	274	12,396
BGC Partners, Inc. — Class A	1,344	12,163
Monogram Residential Trust, Inc.	1,221	12,039
New York REIT, Inc.	1,191	12,029
Community Bank System, Inc.	313	11,960
Financial Engines, Inc.	380	11,942
Argo Group International Holdings Ltd.	204	11,708
Chesapeake Lodging Trust	437	11,563
Trustmark Corp.	495	11,400
South State Corp.	177	11,369
Pennsylvania Real Estate Investment Trust	507	11,078
Invesco Mortgage Capital, Inc. REIT	903	10,999
National Penn Bancshares, Inc.	1,027	10,927
American Assets Trust, Inc.	273	10,898
Enstar Group Ltd.*	67	10,893
EverBank Financial Corp.	710	10,714
Select Income REIT	460	10,603
Hilltop Holdings, Inc.*	558	10,535
Eagle Bancorp, Inc.*	219	10,512
Old National Bancorp	858	10,459

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Ramco-Gershenson Properties Trust	580	$10,457
Astoria Financial Corp.	660	10,454
PRA Group, Inc.*	354	10,404
First Midwest Bancorp, Inc.	572	10,307
Aircastle Ltd.	458	10,186
Hatteras Financial Corp. REIT	710	10,153
Northwest Bancshares, Inc.	742	10,024
American Equity Investment Life Holding Co.	595	9,996
Simmons First National Corp. — Class A	218	9,825
International Bancshares Corp.	397	9,790
STAG Industrial, Inc.	478	9,732
Parkway Properties, Inc.	621	9,725
QTS Realty Trust, Inc. — Class A	205	9,713
Provident Financial Services, Inc.	481	9,711
Renasant Corp.	295	9,708
Sabra Health Care REIT, Inc.	478	9,603
BofI Holding, Inc.*	450	9,603
Horace Mann Educators Corp.	302	9,570
WisdomTree Investments, Inc.	837	9,567
CYS Investments, Inc.	1,160	9,442
Kemper Corp.	319	9,433
Potlatch Corp.	298	9,387
Government Properties Income Trust	516	9,211
Westamerica Bancorporation	187	9,109
BBCN Bancorp, Inc.	583	8,856
MBIA, Inc.*	998	8,832
Chemical Financial Corp.	247	8,815
Independent Bank Corp.	191	8,778
NBT Bancorp, Inc.	322	8,678
Park National Corp.	95	8,550
FelCor Lodging Trust, Inc.	1,051	8,534
Essent Group Ltd.*	408	8,486
Kearny Financial Corp.	686	8,472
WesBanco, Inc.	282	8,378
Beneficial Bancorp, Inc.*	607	8,310
Great Western Bancorp, Inc.	303	8,263
First Financial Bancorp	452	8,217
Union Bankshares Corp.	330	8,128
Summit Hotel Properties, Inc.	640	7,661
HFF, Inc. — Class A	277	7,626
Yadkin Financial Corp.	316	7,480
PennyMac Mortgage Investment Trust	547	7,461
Redwood Trust, Inc.	565	7,390
Terreno Realty Corp.	315	7,386
Rexford Industrial Realty, Inc.	406	7,373
STORE Capital Corp.	283	7,324
AMERISAFE, Inc.	139	7,303
WSFS Financial Corp.	223	7,252
United Community Banks, Inc.	391	7,222
Hersha Hospitality Trust	338	7,213
ServisFirst Bancshares, Inc.	162	7,193
Tompkins Financial Corp.	110	7,040
Third Point Reinsurance Ltd.*	619	7,038
Franklin Street Properties Corp.	660	7,003
Apollo Commercial Real Estate Finance, Inc.	429	6,992
Ameris Bancorp	236	6,981
Boston Private Financial Holdings, Inc.	609	6,973
Capstead Mortgage Corp.	703	6,953
Colony Starwood Homes	280	6,930
St. Joe Co.*	404	6,929
LegacyTexas Financial Group, Inc.	349	6,858
FCB Financial Holdings, Inc. — Class A*	205	6,818
Nelnet, Inc. — Class A	172	6,772
Infinity Property & Casualty Corp.	84	6,762
Talmer Bancorp, Inc. — Class A	373	6,748
Employers Holdings, Inc.	234	6,585
S&T Bancorp, Inc.	255	6,569
Navigators Group, Inc.*	78	6,542
First Merchants Corp.	277	6,529
Investors Real Estate Trust	899	6,526
New Senior Investment Group, Inc.	633	6,520
United Fire Group, Inc.	148	6,485
Banner Corp.	154	6,474
TowneBank	334	6,409
National General Holdings Corp.	292	6,304
ARMOUR Residential REIT, Inc.	292	6,287
Safety Insurance Group, Inc.	110	6,277
Stewart Information Services Corp.	168	6,095
FNFV Group*	556	6,033
Chatham Lodging Trust	281	6,021
Berkshire Hills Bancorp, Inc.	216	5,808
First Commonwealth Financial Corp.	652	5,777
Cohen & Steers, Inc.	148	5,760
Brookline Bancorp, Inc.	514	5,659
Northfield Bancorp, Inc.	344	5,655
Banc of California, Inc.	321	5,618
Meridian Bancorp, Inc.	403	5,610
Investment Technology Group, Inc.	251	5,547
Agree Realty Corp.	144	5,539
Lakeland Financial Corp.	121	5,539
American Capital Mortgage Investment Corp.	375	5,506
Oritani Financial Corp.	323	5,481
Monmouth Real Estate Investment Corp.	459	5,458
iStar, Inc.*	556	5,371
City Holding Co.	112	5,351
Wilshire Bancorp, Inc.	518	5,335
Alexander’s, Inc.	14	5,328
Ambac Financial Group, Inc.*	330	5,214
State Bank Financial Corp.	262	5,177
Universal Health Realty Income Trust	92	5,175
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	269	5,170
Hanmi Financial Corp.	234	5,153
Altisource Residential Corp.	420	5,040
CenterState Banks, Inc.	333	4,958
Sandy Spring Bancorp, Inc.	178	4,954

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Rouse Properties, Inc.	268	$4,926
Encore Capital Group, Inc.*	191	4,916
Southside Bancshares, Inc.	186	4,849
Piper Jaffray Cos.*	97	4,807
Maiden Holdings Ltd.	371	4,801
Cardinal Financial Corp.	235	4,782
Capital Bank Financial Corp. — Class A	155	4,782
Greenhill & Company, Inc.	215	4,773
Walker & Dunlop, Inc.*	194	4,708
Flushing Financial Corp.	216	4,670
Customers Bancorp, Inc.*	196	4,631
Greenlight Capital Re Ltd. — Class A*	212	4,619
BNC Bancorp	218	4,604
United Financial Bancorp, Inc.	363	4,570
PHH Corp.*	364	4,565
Cedar Realty Trust, Inc.	624	4,512
CareTrust REIT, Inc.	350	4,445
Cass Information Systems, Inc.	84	4,397
FBL Financial Group, Inc. — Class A	71	4,368
Heartland Financial USA, Inc.	139	4,280
Pacific Premier Bancorp, Inc.*	200	4,274
Urstadt Biddle Properties, Inc. — Class A	204	4,274
TrustCo Bank Corp. NY	697	4,224
Universal Insurance Holdings, Inc.	235	4,183
TriCo Bancshares	165	4,178
Stock Yards Bancorp, Inc.	108	4,161
Washington Trust Bancorp, Inc.	109	4,068
Community Trust Bancorp, Inc.	115	4,062
First Interstate BancSystem, Inc. — Class A	144	4,051
Dime Community Bancshares, Inc.	228	4,017
Silver Bay Realty Trust Corp.	267	3,965
Enterprise Financial Services Corp.	146	3,948
Virtus Investment Partners, Inc.	50	3,906
First Potomac Realty Trust	431	3,905
Ashford Hospitality Trust, Inc.	612	3,905
Diamond Hill Investment Group, Inc.	22	3,902
Heritage Financial Corp.	222	3,901
1st Source Corp.	120	3,821
Saul Centers, Inc.	72	3,817
New York Mortgage Trust, Inc. REIT	802	3,801
Getty Realty Corp.	187	3,708
National Western Life Group, Inc. — Class A	16	3,690
Central Pacific Financial Corp.	169	3,679
Ladder Capital Corp. — Class A	292	3,635
First Busey Corp.	177	3,625
Moelis & Co. — Class A	128	3,613
Anworth Mortgage Asset Corp.	769	3,584
ConnectOne Bancorp, Inc.	218	3,564
National Storage Affiliates Trust	168	3,562
HomeStreet, Inc.*	162	3,371
Bryn Mawr Bank Corp.	131	3,371
MainSource Financial Group, Inc.	159	3,353
Bridge Bancorp, Inc.	109	3,321
Flagstar Bancorp, Inc.*	151	3,240
Westwood Holdings Group, Inc.	55	3,226
Forestar Group, Inc.*	247	3,221
Apollo Residential Mortgage, Inc.	235	3,154
CoBiz Financial, Inc.	266	3,144
CatchMark Timber Trust, Inc. — Class A	290	3,141
German American Bancorp, Inc.	97	3,123
Cowen Group, Inc. — Class A*	817	3,113
Western Asset Mortgage Capital Corp. REIT	307	3,085
Virtu Financial, Inc. — Class A	139	3,073
Financial Institutions, Inc.	104	3,023
BancFirst Corp.	53	3,023
KCG Holdings, Inc. — Class A*	249	2,976
RE/MAX Holdings, Inc. — Class A	86	2,950
International. FCStone, Inc.*	110	2,940
State National Companies, Inc.	229	2,885
Federal Agricultural Mortgage Corp. — Class C	76	2,867
Heritage Insurance Holdings, Inc.	179	2,859
Nationstar Mortgage Holdings, Inc.*	288	2,851
Clifton Bancorp, Inc.	188	2,843
Great Southern Bancorp, Inc.	76	2,822
Lakeland Bancorp, Inc.	278	2,822
Univest Corporation of Pennsylvania	144	2,809
Blue Hills Bancorp, Inc.	205	2,802
Mercantile Bank Corp.	124	2,780
First Financial Corp.	81	2,771
Seacoast Banking Corporation of Florida*	174	2,747
InfraREIT, Inc.	161	2,745
First Bancorp	145	2,733
AG Mortgage Investment Trust, Inc.	208	2,719
Waterstone Financial, Inc.	198	2,709
Gladstone Commercial Corp.	162	2,654
Peoples Bancorp, Inc.	135	2,638
Resource Capital Corp.	233	2,621
First Defiance Financial Corp.	68	2,612
Citizens, Inc.*	360	2,606
CU Bancorp*	123	2,604
Preferred Bank/Los Angeles CA	86	2,602
Bank Mutual Corp.	342	2,589
Opus Bank	76	2,584
HomeTrust Bancshares, Inc.*	140	2,566
First of Long Island Corp.	90	2,565
Anchor BanCorp Wisconsin, Inc.*	56	2,523
Marcus & Millichap, Inc.*	99	2,514
Meta Financial Group, Inc.	55	2,508
First BanCorp*	853	2,491
Whitestone REIT — Class B	197	2,476
First Community Bancshares, Inc.	124	2,460
Stonegate Bank	82	2,457
Independent Bank Corp.	168	2,444
State Auto Financial Corp.	110	2,427
United Insurance Holdings Corp.	126	2,420
OM Asset Management plc	180	2,403

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Dynex Capital, Inc.	361	$2,401
Ashford Hospitality Prime, Inc.	201	2,346
Altisource Portfolio Solutions S.A.*	97	2,343
Armada Hoffler Properties, Inc.	206	2,318
Pacific Continental Corp.	143	2,307
OFG Bancorp	327	2,286
First NBC Bank Holding Co.*	111	2,285
Camden National Corp.	54	2,268
Houlihan Lokey, Inc.	89	2,216
Park Sterling Corp.	329	2,194
Arrow Financial Corp.	82	2,179
Fidelity & Guaranty Life	83	2,178
Bank of Marin Bancorp	44	2,166
Ares Commercial Real Estate Corp.	197	2,157
West Bancorporation, Inc.	118	2,151
Suffolk Bancorp	85	2,145
Walter Investment Management Corp.*	277	2,116
United Community Financial Corp.	360	2,113
OneBeacon Insurance Group Ltd. — Class A	166	2,113
Southwest Bancorp, Inc.	140	2,107
Arlington Asset Investment Corp. — Class A	168	2,105
HCI Group, Inc.	63	2,098
RAIT Financial Trust	665	2,088
Preferred Apartment Communities, Inc. — Class A	163	2,067
One Liberty Properties, Inc.	92	2,062
Fidelity Southern Corp.	128	2,053
Horizon Bancorp	83	2,052
QCR Holdings, Inc.	86	2,051
Peoples Financial Services Corp.	55	2,046
Federated National Holding Co.	104	2,045
World Acceptance Corp.*	52	1,972
TriState Capital Holdings, Inc.*	156	1,966
Ocwen Financial Corp.*	788	1,946
Independent Bank Group, Inc.	71	1,945
Ladenburg Thalmann Financial Services, Inc.*	773	1,933
Peapack Gladstone Financial Corp.	113	1,910
Global Indemnity plc — Class A*	61	1,899
Republic Bancorp, Inc. — Class A	73	1,886
First Connecticut Bancorp, Inc.	118	1,883
CNB Financial Corp.	106	1,865
Easterly Government Properties, Inc.	100	1,852
NMI Holdings, Inc. — Class A*	365	1,843
NexPoint Residential Trust, Inc.	139	1,820
FRP Holdings, Inc.*	50	1,780
Citizens & Northern Corp.	89	1,769
National Bankshares, Inc.	51	1,750
CorEnergy Infrastructure Trust, Inc.	87	1,750
OceanFirst Financial Corp.	98	1,733
Triumph Bancorp, Inc.*	109	1,725
UMH Properties, Inc.	173	1,716
GAMCO Investors, Inc. — Class A	46	1,705
Baldwin & Lyons, Inc. — Class B	69	1,698
Heritage Commerce Corp.	169	1,692
Guaranty Bancorp	109	1,685
Independence Realty Trust, Inc.	236	1,680
Fox Chase Bancorp, Inc.	86	1,662
Orchid Island Capital, Inc.	160	1,659
Ames National Corp.	66	1,634
American National Bankshares, Inc.	64	1,621
Territorial Bancorp, Inc.	62	1,616
BankFinancial Corp.	135	1,596
MidWestOne Financial Group, Inc.	58	1,592
Real Industry, Inc.*	180	1,566
Sierra Bancorp	86	1,561
National Interstate Corp.	52	1,556
GAIN Capital Holdings, Inc.	237	1,555
Old Second Bancorp, Inc.*	216	1,549
First Bancorp, Inc.	79	1,541
NewStar Financial, Inc.*	176	1,540
Charter Financial Corp.	112	1,512
Bluerock Residential Growth REIT, Inc.	138	1,501
Enterprise Bancorp, Inc.	56	1,469
Bar Harbor Bankshares	44	1,462
Farmers Capital Bank Corp.	55	1,453
Sun Bancorp, Inc.*	70	1,450
First Business Financial Services, Inc.	63	1,445
EMC Insurance Group, Inc.	56	1,436
Consolidated-Tomoka Land Co.	31	1,430
Acacia Research Corp.	374	1,417
Bancorp, Inc.*	247	1,413
Atlas Financial Holdings, Inc.*	76	1,379
Regional Management Corp.*	79	1,352
Crawford & Co. — Class B	208	1,348
Heritage Oaks Bancorp	172	1,340
BSB Bancorp, Inc.*	59	1,326
Penns Woods Bancorp, Inc.	34	1,310
Cascade Bancorp*	226	1,290
Associated Capital Group, Inc. — Class A*	46	1,289
Tiptree Financial, Inc. — Class A	220	1,254
eHealth, Inc.*	131	1,230
Enova International, Inc.*	191	1,205
Oppenheimer Holdings, Inc. — Class A	76	1,199
Hallmark Financial Services, Inc.*	104	1,196
CommunityOne Bancorp*	90	1,195
Hingham Institution for Savings	10	1,191
Trupanion, Inc.*	120	1,182
Capital City Bank Group, Inc.	79	1,153
PennyMac Financial Services, Inc. — Class A*	97	1,141
Calamos Asset Management, Inc. — Class A	131	1,112
Franklin Financial Network, Inc.*	40	1,080
Merchants Bancshares, Inc.	36	1,071
Access National Corp.	53	1,051
C1 Financial, Inc.*	43	1,041
National Commerce Corp.*	44	1,039
RMR Group, Inc. — Class A*	39	975

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Century Bancorp, Inc. — Class A	25	$973
Marlin Business Services Corp.	64	916
Bear State Financial, Inc.*	97	899
Donegal Group, Inc. — Class A	62	892
Impac Mortgage Holdings, Inc.*	63	874
Independence Holding Co.	52	828
Green Bancorp, Inc.*	99	749
Pzena Investment Management, Inc. — Class A	92	695
On Deck Capital, Inc.*	85	662
United Development Funding IV††	200	640
Stonegate Mortgage Corp.*	107	614
Live Oak Bancshares, Inc.	31	465
Hampton Roads Bankshares, Inc.*	251	444
Great Ajax Corp.	32	358
Ashford, Inc.*	7	319
CIFC LLC	44	312
BBX Capital Corp. — Class A*	19	303
Allegiance Bancshares, Inc.*	13	239
Medley Management, Inc. — Class A	43	237
Equity Bancshares, Inc. — Class A*	11	231
People’s Utah Bancorp	13	206
ZAIS Group Holdings, Inc.*	28	136
JG Wentworth Co. — Class A*	106	129
Fifth Street Asset Management, Inc.	42	129
Altisource Asset Management Corp.*	6	71
RCS Capital Corp. — Class A*	361	4
Total Financial		3,135,349

Consumer, Non-cyclical - 4.1%
STERIS plc	625	44,405
West Pharmaceutical Services, Inc.	528	36,600
TreeHouse Foods, Inc.*	412	35,742
Post Holdings, Inc.*	452	31,085
WellCare Health Plans, Inc.*	323	29,959
Amsurg Corp. — Class A*	396	29,542
ABIOMED, Inc.*	304	28,821
Euronet Worldwide, Inc.*	380	28,162
Heartland Payment Systems, Inc.	268	25,881
PAREXEL International Corp.*	405	25,405
HealthSouth Corp.	671	25,250
Neurocrine Biosciences, Inc.*	626	24,757
Deluxe Corp.	366	22,872
Team Health Holdings, Inc.*	528	22,077
Cimpress N.V.*	241	21,856
Helen of Troy Ltd.*	209	21,671
Prestige Brands Holdings, Inc.*	384	20,502
Healthcare Services Group, Inc.	524	19,288
Myriad Genetics, Inc.*	509	19,051
Owens & Minor, Inc.	463	18,714
Molina Healthcare, Inc.*	288	18,573
Cantel Medical Corp.	252	17,982
Ultragenyx Pharmaceutical, Inc.*	282	17,852
Bright Horizons Family Solutions, Inc.*	274	17,749
Cepheid*	526	17,546
LivaNova plc*	325	17,543
NuVasive, Inc.*	355	17,270
ACADIA Pharmaceuticals, Inc.*	616	17,222
Chemed Corp.	125	16,931
Impax Laboratories, Inc.*	526	16,842
Monro Muffler Brake, Inc.	233	16,653
Catalent, Inc.*	613	16,349
Anacor Pharmaceuticals, Inc.*	301	16,087
Snyder’s-Lance, Inc.	508	15,978
B&G Foods, Inc.	458	15,943
CEB, Inc.	245	15,858
Medicines Co.*	486	15,440
Darling Ingredients, Inc.*	1,171	15,422
Lancaster Colony Corp.	136	15,038
United Natural Foods, Inc.*	367	14,790
Sanderson Farms, Inc.	164	14,790
Grand Canyon Education, Inc.*	345	14,745
Vector Group Ltd.	629	14,367
Pacira Pharmaceuticals, Inc.*	266	14,093
On Assignment, Inc.*	379	13,994
Integra LifeSciences Holdings Corp.*	206	13,875
Ligand Pharmaceuticals, Inc. — Class B*	129	13,814
Insulet Corp.*	416	13,795
Neogen Corp.*	272	13,695
Masimo Corp.*	321	13,431
ABM Industries, Inc.	411	13,280
Nektar Therapeutics*	965	13,269
Haemonetics Corp.*	379	13,257
Matthews International Corp. — Class A	242	12,457
Magellan Health, Inc.*	183	12,431
Boston Beer Company, Inc. — Class A*	67	12,400
Brink’s Co.	357	11,992
Dean Foods Co.	692	11,985
Globus Medical, Inc. — Class A*	503	11,946
Cal-Maine Foods, Inc.	229	11,887
Cardtronics, Inc.*	328	11,805
J&J Snack Foods Corp.	109	11,803
AMN Healthcare Services, Inc.*	349	11,730
WD-40 Co.	107	11,557
SUPERVALU, Inc.*	1,920	11,059
Tumi Holdings, Inc.*	411	11,023
Kite Pharma, Inc.*	237	10,881
Wright Medical Group N.V.*	654	10,856
FTI Consulting, Inc.*	305	10,831
Sotheby’s	405	10,826
ICU Medical, Inc.*	103	10,722
Travelport Worldwide Ltd.	774	10,573
Korn/Ferry International	370	10,467
Air Methods Corp.*	288	10,431
Fresh Del Monte Produce, Inc.	244	10,265
Prothena Corporation plc*	247	10,167
Novavax, Inc.*	1,966	10,145
Cambrex Corp.*	230	10,120

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Ironwood Pharmaceuticals, Inc. — Class A*	924	$10,109
Advisory Board Co.*	311	10,030
Amedisys, Inc.*	207	10,006
Halyard Health, Inc.*	341	9,797
Universal Corp.	166	9,430
HMS Holdings Corp.*	649	9,313
Natus Medical, Inc.*	242	9,300
Huron Consulting Group, Inc.*	158	9,194
Select Medical Holdings Corp.*	770	9,094
Fresh Market, Inc.*	316	9,015
ExamWorks Group, Inc.*	303	8,957
CONMED Corp.	202	8,472
Ensign Group, Inc.	373	8,445
SpartanNash Co.	276	8,366
LifeLock, Inc.*	692	8,352
Acorda Therapeutics, Inc.*	314	8,305
Emergent BioSolutions, Inc.*	222	8,070
DeVry Education Group, Inc.	467	8,065
TrueBlue, Inc.*	307	8,028
Affymetrix, Inc.*	567	7,944
Innoviva, Inc.	624	7,856
ARIAD Pharmaceuticals, Inc.*	1,228	7,847
Green Dot Corp. — Class A*	337	7,741
Radius Health, Inc.*	242	7,608
Kindred Healthcare, Inc.	612	7,558
TESARO, Inc.*	171	7,529
FibroGen, Inc.*	350	7,452
Abaxis, Inc.	163	7,399
Halozyme Therapeutics, Inc.*	778	7,368
Portola Pharmaceuticals, Inc.*	361	7,364
Insperity, Inc.	142	7,346
Ophthotech Corp.*	173	7,313
Surgical Care Affiliates, Inc.*	158	7,312
Diplomat Pharmacy, Inc.*	265	7,261
ACCO Brands Corp.*	806	7,237
Cynosure, Inc. — Class A*	163	7,192
Amicus Therapeutics, Inc.*	850	7,183
Analogic Corp.	90	7,111
Merrimack Pharmaceuticals, Inc.*	842	7,048
MiMedx Group, Inc.*	797	6,966
NxStage Medical, Inc.*	464	6,955
Nevro Corp.*	122	6,864
Five Prime Therapeutics, Inc.*	166	6,745
EVERTEC, Inc.	482	6,738
TherapeuticsMD, Inc.*	1,051	6,726
Greatbatch, Inc.*	187	6,665
Achillion Pharmaceuticals, Inc.*	862	6,655
Exelixis, Inc.*	1,643	6,572
HealthEquity, Inc.*	266	6,562
Andersons, Inc.	208	6,533
Repligen Corp.*	240	6,437
Team, Inc.*	211	6,410
Zeltiq Aesthetics, Inc.*	236	6,410
Sarepta Therapeutics, Inc.*	326	6,364
Meridian Bioscience, Inc.	306	6,307
PRA Health Sciences, Inc.*	146	6,243
ZIOPHARM Oncology, Inc.*	841	6,240
Rent-A-Center, Inc.	389	6,166
Calavo Growers, Inc.	108	6,162
Luminex Corp.*	316	6,130
Depomed, Inc.*	440	6,129
Seaboard Corp.*	2	6,006
Merit Medical Systems, Inc.*	323	5,972
AMAG Pharmaceuticals, Inc.*	252	5,897
Orthofix International N.V.*	138	5,730
Insmed, Inc.*	451	5,714
Apollo Education Group, Inc. — Class A*	692	5,685
Navigant Consulting, Inc.*	354	5,597
Intra-Cellular Therapies, Inc.*	196	5,449
Coca-Cola Bottling Company Consolidated	34	5,432
ImmunoGen, Inc.*	632	5,385
Inogen, Inc.*	115	5,173
Dynavax Technologies Corp.*	268	5,156
Providence Service Corp.*	100	5,107
Central Garden & Pet Co. — Class A*	310	5,050
USANA Health Sciences, Inc.*	41	4,978
PharMerica Corp.*	223	4,931
Tootsie Roll Industries, Inc.	141	4,930
ICF International, Inc.*	143	4,915
Anika Therapeutics, Inc.*	107	4,785
Exact Sciences Corp.*	703	4,738
LDR Holding Corp.*	185	4,716
Capella Education Co.	89	4,685
Inovio Pharmaceuticals, Inc.*	527	4,590
National Healthcare Corp.	73	4,548
Spectranetics Corp.*	311	4,516
Cempra, Inc.*	257	4,503
LendingTree, Inc.*	46	4,498
Endologix, Inc.*	537	4,489
RPX Corp.*	398	4,481
US Physical Therapy, Inc.	89	4,426
NutriSystem, Inc.	212	4,424
Triple-S Management Corp. — Class B*	177	4,400
McGrath RentCorp	175	4,389
TriNet Group, Inc.*	302	4,334
MacroGenics, Inc.*	231	4,331
Resources Connection, Inc.	276	4,295
Viad Corp.	147	4,287
Omeros Corp.*	277	4,249
John B Sanfilippo & Son, Inc.	61	4,214
Acceleron Pharma, Inc.*	159	4,196
Alder Biopharmaceuticals, Inc.*	171	4,188
Kelly Services, Inc. — Class A	218	4,168
Cerus Corp.*	699	4,145
Momenta Pharmaceuticals, Inc.*	448	4,140
Vascular Solutions, Inc.*	127	4,131

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Heron Therapeutics, Inc.*	214	$4,064
PDL BioPharma, Inc.	1,203	4,006
SciClone Pharmaceuticals, Inc.*	364	4,004
Capital Senior Living Corp.*	216	4,000
HeartWare International, Inc.*	127	3,990
Atrion Corp.	10	3,954
Clovis Oncology, Inc.*	204	3,917
Incorporated Research Holdings, Inc. — Class A*	95	3,915
Strayer Education, Inc.*	80	3,900
Supernus Pharmaceuticals, Inc.*	252	3,843
Inter Parfums, Inc.	124	3,832
Pacific Biosciences of California, Inc.*	444	3,774
Theravance Biopharma, Inc.*	199	3,741
Paylocity Holding Corp.*	114	3,732
Coherus Biosciences, Inc.*	173	3,673
CBIZ, Inc.*	363	3,663
Ennis, Inc.	187	3,656
Weis Markets, Inc.	81	3,650
Lexicon Pharmaceuticals, Inc.*	305	3,645
Quidel Corp.*	211	3,642
Ingles Markets, Inc. — Class A	97	3,638
Epizyme, Inc.*	294	3,563
National Beverage Corp.*	84	3,555
Keryx Biopharmaceuticals, Inc.*	760	3,549
Kforce, Inc.	180	3,524
AtriCure, Inc.*	208	3,501
Arena Pharmaceuticals, Inc.*	1,775	3,497
Retrophin, Inc.*	255	3,483
Lannett Company, Inc.*	194	3,478
Phibro Animal Health Corp. — Class A	128	3,461
Enanta Pharmaceuticals, Inc.*	116	3,407
Geron Corp.*	1,159	3,384
LHC Group, Inc.*	95	3,378
Accuray, Inc.*	579	3,347
Relypsa, Inc.*	239	3,238
Sage Therapeutics, Inc.*	101	3,238
Genomic Health, Inc.*	130	3,220
Heidrick & Struggles International, Inc.	134	3,176
Spectrum Pharmaceuticals, Inc.*	491	3,123
Invacare Corp.	237	3,121
Sangamo BioSciences, Inc.*	510	3,086
Revlon, Inc. — Class A*	84	3,058
Array BioPharma, Inc.*	1,035	3,053
OraSure Technologies, Inc.*	413	2,986
SP Plus Corp.*	123	2,959
Weight Watchers International, Inc.*	202	2,935
MannKind Corp.*	1,810	2,914
Smart & Final Stores, Inc.*	178	2,884
Performance Food Group Co.*	122	2,849
Chefs’ Warehouse, Inc.*	138	2,800
Albany Molecular Research, Inc.*	183	2,798
Amphastar Pharmaceuticals, Inc.*	233	2,796
Xencor, Inc.*	208	2,791
NewLink Genetics Corp.*	153	2,785
Rockwell Medical, Inc.*	369	2,771
Insys Therapeutics, Inc.*	172	2,750
Cross Country Healthcare, Inc.*	235	2,733
Celldex Therapeutics, Inc.*	722	2,729
Raptor Pharmaceutical Corp.*	590	2,714
Quad/Graphics, Inc.	209	2,704
Omega Protein Corp.*	159	2,693
Hackett Group, Inc.	176	2,660
NeoGenomics, Inc.*	393	2,649
Universal American Corp.	366	2,613
James River Group Holdings Ltd.	81	2,613
Accelerate Diagnostics, Inc.*	180	2,587
Vanda Pharmaceuticals, Inc.*	307	2,567
Eagle Pharmaceuticals, Inc.*	63	2,552
Adeptus Health, Inc. — Class A*	45	2,499
American Public Education, Inc.*	119	2,455
Forrester Research, Inc.	73	2,454
CorVel Corp.*	62	2,444
K12, Inc.*	247	2,443
Carriage Services, Inc. — Class A	112	2,420
Medifast, Inc.	80	2,415
Cardiovascular Systems, Inc.*	232	2,406
Atara Biotherapeutics, Inc.*	124	2,360
Agenus, Inc.*	560	2,330
Dermira, Inc.*	112	2,316
BioTelemetry, Inc.*	198	2,313
Intersect ENT, Inc.*	121	2,299
Healthways, Inc.*	227	2,290
Landauer, Inc.	69	2,282
AngioDynamics, Inc.*	184	2,261
Career Education Corp.*	498	2,261
Revance Therapeutics, Inc.*	128	2,235
Progenics Pharmaceuticals, Inc.*	511	2,228
TG Therapeutics, Inc.*	259	2,207
Monster Worldwide, Inc.*	667	2,174
Corcept Therapeutics, Inc.*	454	2,125
Akebia Therapeutics, Inc.*	234	2,108
STAAR Surgical Co.*	285	2,106
Arrowhead Research Corp.*	436	2,102
Tejon Ranch Co.*	100	2,057
La Jolla Pharmaceutical Co.*	97	2,028
Synergy Pharmaceuticals, Inc.*	734	2,026
CryoLife, Inc.	187	2,010
Advaxis, Inc.*	221	1,996
Sucampo Pharmaceuticals, Inc. — Class A*	182	1,989
Great Lakes Dredge & Dock Corp.*	443	1,976
Sagent Pharmaceuticals, Inc.*	162	1,972
ANI Pharmaceuticals, Inc.*	58	1,952
XenoPort, Inc.*	431	1,944
Almost Family, Inc.*	52	1,936
Natural Health Trends Corp.	58	1,923

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

K2M Group Holdings, Inc.*	129	$1,913
Seneca Foods Corp. — Class A*	55	1,911
CSS Industries, Inc.	68	1,899
Infinity Pharmaceuticals, Inc.*	359	1,892
ServiceSource International, Inc.*	431	1,836
Trevena, Inc.*	222	1,836
Aerie Pharmaceuticals, Inc.*	150	1,824
MGP Ingredients, Inc.	74	1,794
Cytokinetics, Inc.*	254	1,791
Immunomedics, Inc.*	707	1,768
Vectrus, Inc.*	77	1,752
Loxo Oncology, Inc.*	64	1,750
SurModics, Inc.*	95	1,749
Spark Therapeutics, Inc.*	59	1,741
Editas Medicine, Inc.*	50	1,725
Mirati Therapeutics, Inc.*	80	1,712
Chimerix, Inc.*	334	1,707
Utah Medical Products, Inc.	27	1,689
RTI Surgical, Inc.*	421	1,684
Lion Biotechnologies, Inc.*	330	1,676
GenMark Diagnostics, Inc.*	309	1,628
Esperion Therapeutics, Inc.*	96	1,623
OvaScience, Inc.*	171	1,623
Seres Therapeutics, Inc.*	61	1,620
PTC Therapeutics, Inc.*	248	1,597
Otonomy, Inc.*	107	1,596
Farmer Brothers Co.*	57	1,589
Franklin Covey Co.*	90	1,583
Foundation Medicine, Inc.*	87	1,582
Galena Biopharma, Inc.*	1,162	1,580
Zogenix, Inc.*	171	1,580
Elizabeth Arden, Inc.*	191	1,564
Penumbra, Inc.*	34	1,564
Concert Pharmaceuticals, Inc.*	113	1,544
Surgery Partners, Inc.*	116	1,538
Exactech, Inc.*	75	1,520
Karyopharm Therapeutics, Inc.*	169	1,507
BioCryst Pharmaceuticals, Inc.*	532	1,506
Civitas Solutions, Inc.*	86	1,499
Barrett Business Services, Inc.	52	1,495
NanoString Technologies, Inc.*	98	1,492
Nutraceutical International Corp.*	61	1,485
Teligent, Inc.*	303	1,485
Oxford Immunotec Global plc*	147	1,457
Ascent Capital Group, Inc. — Class A*	98	1,451
Organovo Holdings, Inc.*	667	1,447
Regulus Therapeutics, Inc.*	207	1,435
Natural Grocers by Vitamin Cottage, Inc.*	66	1,404
TransEnterix, Inc.*	327	1,390
Aralez Pharmaceuticals, Inc.*	389	1,381
InVivo Therapeutics Holdings Corp.*	194	1,354
Vital Therapies, Inc.*	149	1,351
LeMaitre Vascular, Inc.	87	1,350
Paratek Pharmaceuticals, Inc.*	89	1,350
ARC Document Solutions, Inc.*	299	1,346
Rigel Pharmaceuticals, Inc.*	646	1,344
Cellular Biomedicine Group, Inc.*	71	1,324
Versartis, Inc.*	165	1,323
Amplify Snack Brands, Inc.*	92	1,317
CRA International, Inc.*	67	1,316
MoneyGram International, Inc.*	215	1,316
Curis, Inc.*	816	1,314
CytRx Corp.*	485	1,300
Village Super Market, Inc. — Class A	53	1,280
Limoneira Co.	84	1,277
OncoMed Pharmaceuticals, Inc.*	124	1,254
Bridgepoint Education, Inc.*	124	1,250
Blueprint Medicines Corp.*	69	1,245
Idera Pharmaceuticals, Inc.*	627	1,241
Tetraphase Pharmaceuticals, Inc.*	265	1,227
Sequenom, Inc.*	866	1,221
BioSpecifics Technologies Corp.*	35	1,219
RadNet, Inc.*	252	1,217
Alarm.com Holdings, Inc.*	51	1,209
Aratana Therapeutics, Inc.*	217	1,198
Heska Corp.*	42	1,197
Genocea Biosciences, Inc.*	154	1,192
Pfenex, Inc.*	120	1,180
BioTime, Inc.*	410	1,177
PFSweb, Inc.*	88	1,155
AAC Holdings, Inc.*	58	1,148
Tandem Diabetes Care, Inc.*	130	1,132
Electro Rent Corp.	121	1,120
National Research Corp. — Class A	72	1,120
Sorrento Therapeutics, Inc.*	208	1,119
Durect Corp.*	825	1,114
Aimmune Therapeutics, Inc.*	82	1,112
Everi Holdings, Inc.*	483	1,106
Axovant Sciences Ltd.*	96	1,102
BioDelivery Sciences International, Inc.*	339	1,095
Foamix Pharmaceuticals Ltd.*	166	1,082
BioScrip, Inc.*	503	1,076
Cutera, Inc.*	95	1,069
Immune Design Corp.*	82	1,066
VIVUS, Inc.*	761	1,065
Ignyta, Inc.*	157	1,063
Ocular Therapeutix, Inc.*	110	1,063
Anthera Pharmaceuticals, Inc.*	291	1,053
Navidea Biopharmaceuticals, Inc.*	1,105	1,044
Trovagene, Inc.*	217	1,009
Antares Pharma, Inc.*	1,135	988
Civeo Corp.*	787	968
Flexion Therapeutics, Inc.*	102	938
Avexis, Inc.*	34	926
SeaSpine Holdings Corp.*	63	922
Applied Genetic Technologies Corp.*	65	909

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Oncothyreon, Inc.*	696	$884
Adamas Pharmaceuticals, Inc.*	61	882
Care.com, Inc.*	141	867
Cara Therapeutics, Inc.*	139	865
Collectors Universe, Inc.	52	863
Endocyte, Inc.*	275	853
Liberty Tax, Inc.	43	842
Senomyx, Inc.*	321	835
Zafgen, Inc.*	121	808
Inventure Foods, Inc.*	143	808
Addus HomeCare Corp.*	47	808
Osiris Therapeutics, Inc.	139	794
Global Blood Therapeutics, Inc.*	50	793
Aduro Biotech, Inc.*	61	781
Synutra International, Inc.*	156	775
Alico, Inc.	28	773
Ardelyx, Inc.*	97	754
Glaukos Corp.*	44	742
Harvard Bioscience, Inc.*	245	740
T2 Biosystems, Inc.*	75	740
Avalanche Biotechnologies, Inc.*	143	739
Nature’s Sunshine Products, Inc.	77	739
Nobilis Health Corp.*	234	730
Entellus Medical, Inc.*	40	728
Collegium Pharmaceutical, Inc.*	40	726
Five Star Quality Care, Inc.*	317	726
ConforMIS, Inc.*	65	699
Medgenics, Inc.*	155	682
Aegerion Pharmaceuticals, Inc.*	184	681
CTI BioPharma Corp.*	1,268	674
Universal Technical Institute, Inc.	155	668
CPI Card Group, Inc.	81	667
CorMedix, Inc.*	250	663
CDI Corp.	104	653
Pendrell Corp.*	1,219	646
Catalyst Pharmaceuticals, Inc.*	552	646
Vitae Pharmaceuticals, Inc.*	97	643
Teladoc, Inc.*	66	634
Genesis Healthcare, Inc.*	269	624
Craft Brew Alliance, Inc.*	74	609
Natera, Inc.*	63	600
Dicerna Pharmaceuticals, Inc.*	111	595
Novocure Ltd.*	41	594
Bellicum Pharmaceuticals, Inc.*	61	570
Neff Corp. — Class A*	76	565
Invitae Corp.*	54	552
Stemline Therapeutics, Inc.*	115	536
Veracyte, Inc.*	99	535
Assembly Biosciences, Inc.*	105	527
Volt Information Sciences, Inc.*	70	527
XOMA Corp.*	669	517
Aclaris Therapeutics, Inc.*	27	512
ChemoCentryx, Inc.*	205	510
Unilife Corp.*	738	502
Northwest Biotherapeutics, Inc.*	343	501
Peregrine Pharmaceuticals, Inc.*	1,174	494
Fibrocell Science, Inc.*	192	480
Agile Therapeutics, Inc.*	76	472
Patriot National, Inc.*	61	470
CytomX Therapeutics, Inc.*	36	464
Calithera Biosciences, Inc.*	81	460
Cidara Therapeutics, Inc.*	35	445
Proteon Therapeutics, Inc.*	55	426
Orexigen Therapeutics, Inc.*	750	422
Chiasma, Inc.*	46	421
Second Sight Medical Products, Inc.*	87	420
Affimed N.V.*	112	419
Cambium Learning Group, Inc.*	95	406
iRadimed Corp.*	21	402
Sientra, Inc.*	58	397
Tokai Pharmaceuticals, Inc.*	70	393
Alimera Sciences, Inc.*	222	389
Neos Therapeutics, Inc.*	35	378
Verastem, Inc.*	237	374
Lifeway Foods, Inc.*	34	368
Asterias Biotherapeutics, Inc.*	77	362
Edge Therapeutics, Inc.*	39	357
REGENXBIO, Inc.*	33	356
Nuvectra Corp.*	62	337
Pernix Therapeutics Holdings, Inc.*	319	335
MyoKardia, Inc.*	29	311
Corium International, Inc.*	76	293
XBiotech, Inc.*	30	284
Alliance HealthCare Services, Inc.*	37	266
NantKwest, Inc.*	32	263
Voyager Therapeutics, Inc.*	27	236
Threshold Pharmaceuticals, Inc.*	468	215
Abeona Therapeutics, Inc.*	83	212
Dimension Therapeutics, Inc.*	27	211
aTyr Pharma, Inc.*	44	173
EndoChoice Holdings, Inc.*	31	162
Arcadia Biosciences, Inc.*	58	161
Zynerba Pharmaceuticals, Inc.*	17	161
Synta Pharmaceuticals Corp.*	666	160
Tobira Therapeutics, Inc.*	19	155
vTv Therapeutics, Inc. — Class A*	30	155
Invuity, Inc.*	21	152
Catabasis Pharmaceuticals, Inc.*	22	111
Lantheus Holdings, Inc.*	58	110
Oncocyte Corp.*	21	97
Nivalis Therapeutics, Inc.*	23	96
Carbylan Therapeutics, Inc.*	90	58
Fairway Group Holdings Corp.*	151	53
SFX Entertainment, Inc.*	336	13
Total Consumer, Non-cyclical		2,506,443

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Consumer, Cyclical - 2.6%
Vail Resorts, Inc.	267	$35,698
Casey’s General Stores, Inc.	285	32,296
Burlington Stores, Inc.*	553	31,100
Pool Corp.	319	27,989
Texas Roadhouse, Inc. — Class A	513	22,357
American Eagle Outfitters, Inc.	1,320	22,004
Tenneco, Inc.*	424	21,841
Cracker Barrel Old Country Store, Inc.	141	21,526
Buffalo Wild Wings, Inc.*	139	20,589
Cheesecake Factory, Inc.	358	19,006
CalAtlantic Group, Inc.	564	18,849
Allegiant Travel Co. — Class A	98	17,449
Five Below, Inc.*	400	16,536
Hawaiian Holdings, Inc.*	350	16,517
Big Lots, Inc.	364	16,486
Jack in the Box, Inc.	254	16,223
Abercrombie & Fitch Co. — Class A	510	16,085
Dana Holding Corp.	1,121	15,795
Cooper Tire & Rubber Co.	422	15,622
Pinnacle Entertainment, Inc.*	444	15,584
Bloomin’ Brands, Inc.	909	15,335
Steven Madden Ltd.*	413	15,297
Beacon Roofing Supply, Inc.*	363	14,887
Lithia Motors, Inc. — Class A	166	14,498
Deckers Outdoor Corp.*	240	14,378
G-III Apparel Group Ltd.*	292	14,275
TRI Pointe Group, Inc.*	1,185	13,959
Chico’s FAS, Inc.	1,051	13,947
Wolverine World Wide, Inc.	757	13,944
Ascena Retail Group, Inc.*	1,259	13,925
DreamWorks Animation SKG, Inc. — Class A*	557	13,897
Core-Mark Holding Company, Inc.	169	13,783
Churchill Downs, Inc.	93	13,753
Herman Miller, Inc.	437	13,500
Express, Inc.*	620	13,274
Marriott Vacations Worldwide Corp.	190	12,825
HNI Corp.	326	12,769
Sonic Corp.	360	12,658
Columbia Sportswear Co.	210	12,619
Children’s Place, Inc.	151	12,604
HSN, Inc.	238	12,450
Liberty TripAdvisor Holdings, Inc. — Class A*	549	12,166
PriceSmart, Inc.	143	12,095
Boyd Gaming Corp.*	585	12,086
UniFirst Corp.	109	11,894
Genesco, Inc.*	162	11,705
DineEquity, Inc.	124	11,585
Asbury Automotive Group, Inc.*	186	11,130
Mobile Mini, Inc.	336	11,094
Gentherm, Inc.*	263	10,938
Papa John’s International, Inc.	201	10,892
G&K Services, Inc. — Class A	147	10,768
Dorman Products, Inc.*	196	10,666
Meritage Homes Corp.*	290	10,573
SeaWorld Entertainment, Inc.	501	10,551
Restoration Hardware Holdings, Inc.*	245	10,265
La-Z-Boy, Inc.	375	10,028
Group 1 Automotive, Inc.	170	9,977
Penn National Gaming, Inc.*	585	9,764
First Cash Financial Services, Inc.	207	9,534
Steelcase, Inc. — Class A	611	9,116
Caleres, Inc.	321	9,081
Interface, Inc. — Class A	485	8,992
Essendant, Inc.	281	8,972
Popeyes Louisiana Kitchen, Inc.*	169	8,798
La Quinta Holdings, Inc.*	687	8,588
American Axle & Manufacturing Holdings, Inc.*	556	8,557
Guess?, Inc.	454	8,522
ScanSource, Inc.*	196	7,915
KB Home	551	7,868
Knoll, Inc.	358	7,751
iRobot Corp.*	218	7,695
SkyWest, Inc.	379	7,576
International Speedway Corp. — Class A	204	7,530
Select Comfort Corp.*	384	7,445
Cato Corp. — Class A	193	7,440
Krispy Kreme Doughnuts, Inc.*	476	7,421
Diamond Resorts International, Inc.*	305	7,412
Oxford Industries, Inc.	107	7,194
Cash America International, Inc.	186	7,187
MDC Holdings, Inc.	286	7,167
Bob Evans Farms, Inc.	153	7,144
Virgin America, Inc.*	185	7,134
Finish Line, Inc. — Class A	338	7,132
Cooper-Standard Holding, Inc.*	99	7,112
Buckle, Inc.	208	7,045
American Woodmark Corp.*	94	7,011
National CineMedia, Inc.	451	6,860
TiVo, Inc.*	712	6,771
Vitamin Shoppe, Inc.*	218	6,749
Belmond Ltd. — Class A*	710	6,738
Red Robin Gourmet Burgers, Inc.*	103	6,640
Wabash National Corp.*	498	6,575
Universal Electronics, Inc.*	106	6,571
BJ’s Restaurants, Inc.*	158	6,568
Wesco Aircraft Holdings, Inc.*	453	6,519
Dave & Buster’s Entertainment, Inc.*	166	6,437
Denny’s Corp.*	619	6,413
Fiesta Restaurant Group, Inc.*	195	6,392
Mattress Firm Holding Corp.*	150	6,359
Tailored Brands, Inc.	354	6,337
Cavco Industries, Inc.*	65	6,075
Hibbett Sports, Inc.*	167	5,995
Ethan Allen Interiors, Inc.	187	5,950
Francesca’s Holdings Corp.*	309	5,920

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Zoe’s Kitchen, Inc.*	142	$5,537
Crocs, Inc.*	565	5,435
Carmike Cinemas, Inc.*	180	5,407
Meritor, Inc.*	670	5,400
Callaway Golf Co.	572	5,217
Standard Motor Products, Inc.	146	5,059
Motorcar Parts of America, Inc.*	132	5,013
Rush Enterprises, Inc. — Class A*	260	4,742
Ruth’s Hospitality Group, Inc.	256	4,713
Outerwall, Inc.	127	4,698
Navistar International Corp.*	374	4,682
Pier 1 Imports, Inc.	661	4,634
Barnes & Noble, Inc.	372	4,598
BMC Stock Holdings, Inc.*	275	4,571
ClubCorp Holdings, Inc.	321	4,507
Biglari Holdings, Inc.*	12	4,461
Winnebago Industries, Inc.	198	4,445
Nautilus, Inc.*	230	4,444
Sonic Automotive, Inc. — Class A	240	4,435
AMC Entertainment Holdings, Inc. — Class A	156	4,366
Tower International, Inc.	155	4,216
Interval Leisure Group, Inc.	287	4,144
Fred’s, Inc. — Class A	272	4,056
Regis Corp.*	264	4,010
H&E Equipment Services, Inc.	228	3,997
Installed Building Products, Inc.*	146	3,885
Modine Manufacturing Co.*	351	3,865
Superior Industries International, Inc.	172	3,798
Chuy’s Holdings, Inc.*	121	3,759
Douglas Dynamics, Inc.	164	3,757
Carrols Restaurant Group, Inc.*	260	3,754
MarineMax, Inc.*	187	3,641
Scientific Games Corp. — Class A*	368	3,470
Taylor Morrison Home Corp. — Class A*	238	3,361
M/I Homes, Inc.*	180	3,357
Movado Group, Inc.	118	3,249
Vera Bradley, Inc.*	156	3,173
Haverty Furniture Companies, Inc.	149	3,153
Libbey, Inc.	160	2,976
Shoe Carnival, Inc.	110	2,966
Tile Shop Holdings, Inc.*	197	2,937
Zumiez, Inc.*	146	2,908
Del Frisco’s Restaurant Group, Inc.*	173	2,868
Kimball International, Inc. — Class B	252	2,860
DTS, Inc.*	130	2,831
Iconix Brand Group, Inc.*	350	2,818
Party City Holdco, Inc.*	184	2,767
Caesars Entertainment Corp.*	406	2,761
PetMed Express, Inc.	148	2,650
Tuesday Morning Corp.*	322	2,634
Lumber Liquidators Holdings, Inc.*	198	2,598
Hooker Furniture Corp.	79	2,595
Marcus Corp.	135	2,558
Bassett Furniture Industries, Inc.	79	2,517
Unifi, Inc.*	109	2,497
LGI Homes, Inc.*	103	2,494
Ruby Tuesday, Inc.*	455	2,448
Eros International plc*	207	2,383
Eldorado Resorts, Inc.*	207	2,368
Barnes & Noble Education, Inc.*	235	2,303
Isle of Capri Casinos, Inc.*	162	2,268
Daktronics, Inc.	281	2,220
Conn’s, Inc.*	178	2,218
Kirkland’s, Inc.	126	2,206
Federal-Mogul Holdings Corp.*	222	2,193
Potbelly Corp.*	159	2,164
Veritiv Corp.*	58	2,161
Malibu Boats, Inc. — Class A*	130	2,132
WCI Communities, Inc.*	113	2,100
Caesars Acquisition Co. — Class A*	339	2,075
William Lyon Homes — Class A*	143	2,072
Beazer Homes USA, Inc.*	236	2,058
Citi Trends, Inc.	114	2,033
PC Connection, Inc.	78	2,013
Culp, Inc.	76	1,993
Fox Factory Holding Corp.*	124	1,960
Century Communities, Inc.*	111	1,895
Stage Stores, Inc.	234	1,886
Flexsteel Industries, Inc.	43	1,878
Planet Fitness, Inc. — Class A*	114	1,851
NACCO Industries, Inc. — Class A	30	1,722
Titan International, Inc.	317	1,705
Speedway Motorsports, Inc.	86	1,705
Sequential Brands Group, Inc.*	263	1,681
Horizon Global Corp.*	133	1,673
Sportsman’s Warehouse Holdings, Inc.*	132	1,663
Miller Industries, Inc.	82	1,663
Perry Ellis International, Inc.*	90	1,657
Arctic Cat, Inc.	95	1,596
Stein Mart, Inc.	215	1,576
America’s Car-Mart, Inc.*	63	1,575
Winmark Corp.	16	1,568
Shake Shack, Inc. — Class A*	42	1,567
Habit Restaurants, Inc. — Class A*	83	1,546
Strattec Security Corp.	26	1,492
Big 5 Sporting Goods Corp.	134	1,489
Ollie’s Bargain Outlet Holdings, Inc.*	63	1,476
Titan Machinery, Inc.*	126	1,457
Reading International, Inc. — Class A*	121	1,450
Monarch Casino & Resort, Inc.*	74	1,440
Metaldyne Performance Group, Inc.	84	1,412
Hovnanian Enterprises, Inc. — Class A*	875	1,365
Destination XL Group, Inc.*	263	1,360
Build-A-Bear Workshop, Inc. — Class A*	104	1,351
El Pollo Loco Holdings, Inc.*	99	1,321
Weyco Group, Inc.	48	1,278

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

West Marine, Inc.*	131	$1,191
Lifetime Brands, Inc.	79	1,191
Jamba, Inc.*	96	1,187
Green Brick Partners, Inc.*	156	1,184
EZCORP, Inc. — Class A*	380	1,129
Cherokee, Inc.*	63	1,121
Intrawest Resorts Holdings, Inc.*	131	1,120
Freshpet, Inc.*	152	1,114
J Alexander’s Holdings, Inc.*	101	1,067
Performance Sports Group Ltd.*	333	1,059
Bojangles’, Inc.*	61	1,038
JAKKS Pacific, Inc.*	139	1,034
AV Homes, Inc.*	90	1,022
Noodles & Co.*	83	984
Wingstop, Inc.*	43	975
Superior Uniform Group, Inc.	54	962
New Home Company, Inc.*	77	944
Escalade, Inc.	73	859
Bravo Brio Restaurant Group, Inc.*	110	853
Johnson Outdoors, Inc. — Class A	37	822
Boot Barn Holdings, Inc.*	87	818
Kona Grill, Inc.*	62	803
Papa Murphy’s Holdings, Inc.*	66	789
Black Diamond, Inc.*	166	750
Systemax, Inc.*	83	728
Vince Holding Corp.*	113	715
Duluth Holdings, Inc.*	36	702
Container Store Group, Inc.*	116	681
Christopher & Banks Corp.*	273	652
VOXX International Corp. — Class A*	145	648
Marine Products Corp.	78	592
Commercial Vehicle Group, Inc.*	220	583
Skullcandy, Inc.*	161	573
Tilly’s, Inc. — Class A*	83	555
MCBC Holdings, Inc.*	33	464
Castle Brands, Inc.*	488	459
Accuride Corp.*	284	440
Flex Pharma, Inc.*	40	439
Blue Bird Corp.*	37	401
Fogo De Chao, Inc.*	24	375
Empire Resorts, Inc.*	23	314
Morgans Hotel Group Co.*	198	273
bebe stores, Inc.*	208	114
Total Consumer, Cyclical		1,579,148

Industrial - 2.5%
Berry Plastics Group, Inc.*	876	31,667
FEI Co.	305	27,148
Curtiss-Wright Corp.	325	24,594
Woodward, Inc.	453	23,566
Teledyne Technologies, Inc.*	259	22,829
EMCOR Group, Inc.	460	22,356
CLARCOR, Inc.	368	21,266
Tech Data Corp.*	269	20,651
Littelfuse, Inc.	165	20,313
Belden, Inc.	313	19,212
Generac Holdings, Inc.*	507	18,881
EnerSys	326	18,165
Louisiana-Pacific Corp.*	1,045	17,890
XPO Logistics, Inc.*	525	16,118
Coherent, Inc.*	175	16,083
Dycom Industries, Inc.*	248	16,038
Universal Display Corp.*	295	15,960
Rexnord Corp.*	747	15,104
Masonite International Corp.*	221	14,476
Barnes Group, Inc.	402	14,082
HEICO Corp. — Class A	293	13,947
Esterline Technologies Corp.*	217	13,903
Hillenbrand, Inc.	462	13,837
Granite Construction, Inc.	289	13,814
IMAX Corp.*	443	13,773
Sanmina Corp.*	575	13,444
Proto Labs, Inc.*	171	13,182
Tetra Tech, Inc.	442	13,181
Matson, Inc.	319	12,814
Applied Industrial Technologies, Inc.	295	12,804
Universal Forest Products, Inc.	148	12,701
RBC Bearings, Inc.*	172	12,601
KLX, Inc.*	386	12,406
Mueller Industries, Inc.	418	12,298
Moog, Inc. — Class A*	269	12,288
Vishay Intertechnology, Inc.	993	12,125
John Bean Technologies Corp.	214	12,072
Swift Transportation Co. — Class A*	646	12,036
Knight Transportation, Inc.	459	12,003
Itron, Inc.*	282	11,765
Simpson Manufacturing Company, Inc.	308	11,756
Mueller Water Products, Inc. — Class A	1,180	11,658
Drew Industries, Inc.	177	11,410
Watts Water Technologies, Inc. — Class A	206	11,357
Franklin Electric Company, Inc.	349	11,227
Hub Group, Inc. — Class A*	265	10,809
Actuant Corp. — Class A	437	10,798
Headwaters, Inc.*	541	10,733
AZZ, Inc.	189	10,697
Smith & Wesson Holding Corp.*	394	10,488
Trex Company, Inc.*	218	10,449
Advanced Energy Industries, Inc.*	300	10,437
MSA Safety, Inc.	215	10,396
Forward Air Corp.	227	10,288
MasTec, Inc.*	490	9,918
Exponent, Inc.	191	9,742
Plexus Corp.*	246	9,722
EnPro Industries, Inc.	167	9,633
OSI Systems, Inc.*	145	9,496
Brady Corp. — Class A	350	9,394
Apogee Enterprises, Inc.	214	9,392

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Sturm Ruger & Company, Inc.	137	$9,368
Nordic American Tankers Ltd.	654	9,214
Benchmark Electronics, Inc.*	384	8,851
Werner Enterprises, Inc.	325	8,827
Comfort Systems USA, Inc.	274	8,705
KapStone Paper and Packaging Corp.	625	8,656
Kaman Corp.	199	8,495
HEICO Corp.	141	8,478
Knowles Corp.*	640	8,435
Fabrinet*	260	8,411
AAON, Inc.	300	8,400
II-VI, Inc.*	385	8,358
Methode Electronics, Inc.	281	8,216
Rogers Corp.*	137	8,202
Briggs & Stratton Corp.	327	7,822
Albany International Corp. — Class A	208	7,819
Atlas Air Worldwide Holdings, Inc.*	183	7,735
TASER International, Inc.*	392	7,695
Scorpio Tankers, Inc.	1,311	7,643
Aerojet Rocketdyne Holdings, Inc.*	459	7,518
ESCO Technologies, Inc.	191	7,445
Greif, Inc. — Class A	225	7,369
Standex International Corp.	94	7,314
Badger Meter, Inc.	106	7,050
US Ecology, Inc.	159	7,021
Primoris Services Corp.	284	6,901
Tennant Co.	134	6,898
Heartland Express, Inc.	369	6,845
Newport Corp.*	292	6,716
Rofin-Sinar Technologies, Inc.*	205	6,605
Gibraltar Industries, Inc.*	227	6,492
Astec Industries, Inc.	139	6,487
US Concrete, Inc.*	107	6,375
Cubic Corp.	159	6,354
Federal Signal Corp.	459	6,086
AAR Corp.	260	6,050
Ship Finance International Ltd.	434	6,028
Boise Cascade Co.*	290	6,009
Air Transport Services Group, Inc.*	387	5,952
Encore Wire Corp.	152	5,917
Echo Global Logistics, Inc.*	217	5,894
Astronics Corp.*	154	5,875
Lindsay Corp.	82	5,872
CIRCOR International, Inc.	126	5,845
TriMas Corp.*	332	5,817
Aegion Corp. — Class A*	269	5,673
Sun Hydraulics Corp.	166	5,510
Greenbrier Companies, Inc.	193	5,335
Altra Industrial Motion Corp.	192	5,334
Advanced Drainage Systems, Inc.	247	5,261
Saia, Inc.*	183	5,151
Multi-Color Corp.	93	4,962
Chart Industries, Inc.*	224	4,865
Hyster-Yale Materials Handling, Inc.	69	4,595
Raven Industries, Inc.	277	4,438
General Cable Corp.	359	4,383
Summit Materials, Inc. — Class A*	222	4,318
Quanex Building Products Corp.	248	4,305
Continental Building Products, Inc.*	231	4,287
Tutor Perini Corp.*	275	4,274
AVX Corp.	339	4,261
Patrick Industries, Inc.*	93	4,221
Builders FirstSource, Inc.*	370	4,170
Insteel Industries, Inc.	135	4,127
Aerovironment, Inc.*	145	4,106
ArcBest Corp.	190	4,102
FARO Technologies, Inc.*	127	4,091
Lydall, Inc.*	125	4,065
Global Brass & Copper Holdings, Inc.	158	3,942
DHT Holdings, Inc.	681	3,923
Alamo Group, Inc.	70	3,900
MYR Group, Inc.*	153	3,842
CTS Corp.	243	3,825
TAL International Group, Inc.*	244	3,767
Griffon Corp.	237	3,662
Kadant, Inc.	80	3,613
Gorman-Rupp Co.	139	3,604
GSI Group, Inc.*	252	3,568
Blount International, Inc.*	357	3,563
PGT, Inc.*	350	3,444
Nortek, Inc.*	71	3,429
Argan, Inc.	95	3,340
Haynes International, Inc.	91	3,322
Marten Transport Ltd.	175	3,276
Harsco Corp.	587	3,199
Checkpoint Systems, Inc.*	308	3,117
Trinseo S.A.*	84	3,092
PowerSecure International, Inc.*	165	3,084
Mistras Group, Inc.*	123	3,047
National Presto Industries, Inc.	36	3,015
GasLog Ltd.	305	2,971
Stoneridge, Inc.*	204	2,970
Frontline Ltd.	349	2,921
Tredegar Corp.	184	2,892
TTM Technologies, Inc.*	433	2,879
NCI Building Systems, Inc.*	199	2,826
Park-Ohio Holdings Corp.	64	2,740
NN, Inc.	195	2,668
TimkenSteel Corp.	293	2,666
Chase Corp.	50	2,630
American Railcar Industries, Inc.	64	2,607
GP Strategies Corp.*	95	2,603
Roadrunner Transportation Systems, Inc.*	206	2,567
Teekay Tankers Ltd. — Class A	696	2,554
Park Electrochemical Corp.	150	2,402
Kimball Electronics, Inc.*	214	2,390

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Textainer Group Holdings Ltd.	161	$2,389
Tidewater, Inc.	345	2,356
Hornbeck Offshore Services, Inc.*	235	2,334
Columbus McKinnon Corp.	147	2,317
Myers Industries, Inc.	178	2,289
Multi Packaging Solutions International Ltd.*	139	2,256
YRC Worldwide, Inc.*	240	2,237
Ply Gem Holdings, Inc.*	158	2,220
Celadon Group, Inc.	200	2,096
Covenant Transportation Group, Inc. — Class A*	85	2,056
VSE Corp.	30	2,037
NVE Corp.	36	2,035
Mesa Laboratories, Inc.	21	2,023
Powell Industries, Inc.	67	1,997
Casella Waste Systems, Inc. — Class A*	290	1,943
LSI Industries, Inc.	159	1,868
Applied Optoelectronics, Inc.*	124	1,848
LSB Industries, Inc.*	145	1,849
AEP Industries, Inc.	28	1,848
ZAGG, Inc.*	202	1,820
Milacron Holdings Corp.*	108	1,781
Dorian LPG Ltd.*	184	1,730
Fluidigm Corp.*	211	1,703
Kratos Defense & Security Solutions, Inc.*	332	1,643
DXP Enterprises, Inc.*	92	1,616
Hurco Companies, Inc.	48	1,584
Multi-Fineline Electronix, Inc.*	66	1,532
American Science & Engineering, Inc.	54	1,495
Graham Corp.	74	1,473
FreightCar America, Inc.	90	1,402
LB Foster Co. — Class A	76	1,380
USA Truck, Inc.*	72	1,356
Sparton Corp.*	73	1,313
Vishay Precision Group, Inc.*	92	1,289
Vicor Corp.*	121	1,268
CECO Environmental Corp.	203	1,261
Ducommun, Inc.*	81	1,235
Control4 Corp.*	153	1,218
CAI International, Inc.*	126	1,217
Olympic Steel, Inc.	66	1,142
Bel Fuse, Inc. — Class B	76	1,110
Ardmore Shipping Corp.	131	1,107
Orion Marine Group, Inc.*	205	1,062
NV5 Global, Inc.*	37	993
Navios Maritime Acquisition Corp.	602	957
Universal Truckload Services, Inc.	58	955
Heritage-Crystal Clean, Inc.*	92	914
TRC Companies, Inc.*	125	906
Hill International, Inc.*	268	903
Imprivata, Inc.*	67	846
Allied Motion Technologies, Inc.	46	828
Lawson Products, Inc.*	42	822
Radiant Logistics, Inc.*	229	818
Gener8 Maritime, Inc.*	106	748
Omega Flex, Inc.	21	730
Core Molding Technologies, Inc.*	56	699
Navios Maritime Holdings, Inc.	597	675
PAM Transportation Services, Inc.*	21	647
Northwest Pipe Co.*	70	645
Scorpio Bulkers, Inc.*	196	643
Nordic American Offshore Ltd.	139	623
Twin Disc, Inc.	61	618
Handy & Harman Ltd.*	19	520
Power Solutions International, Inc.*	34	469
Fenix Parts, Inc.*	101	465
Xerium Technologies, Inc.*	81	423
Golden Ocean Group Ltd.*	490	341
Safe Bulkers, Inc.	278	223
NL Industries, Inc.*	50	113
Eagle Bulk Shipping, Inc.*	163	59
Ultrapetrol Bahamas Ltd.*	156	42
Total Industrial		1,518,312

Technology - 2.2%
Tyler Technologies, Inc.*	247	31,766
Manhattan Associates, Inc.*	541	30,766
Microsemi Corp.*	797	30,532
Guidewire Software, Inc.*	515	28,056
EPAM Systems, Inc.*	359	26,807
MAXIMUS, Inc.	483	25,425
Cavium, Inc.*	406	24,830
Fair Isaac Corp.	228	24,189
Take-Two Interactive Software, Inc.*	620	23,356
Aspen Technology, Inc.*	626	22,617
j2 Global, Inc.	353	21,737
Blackbaud, Inc.	344	21,634
Synaptics, Inc.*	270	21,530
Integrated Device Technology, Inc.*	989	20,215
Convergys Corp.	725	20,134
SYNNEX Corp.	210	19,443
Qlik Technologies, Inc.*	670	19,376
CACI International, Inc. — Class A*	176	18,779
Monolithic Power Systems, Inc.	290	18,456
Science Applications International Corp.	338	18,029
ACI Worldwide, Inc.*	856	17,796
Fairchild Semiconductor International, Inc. — Class A*	854	17,080
Cirrus Logic, Inc.*	465	16,931
Medidata Solutions, Inc.*	405	15,677
Proofpoint, Inc.*	289	15,542
NetScout Systems, Inc.*	675	15,505
Verint Systems, Inc.*	450	15,021
Mentor Graphics Corp.	733	14,902
MKS Instruments, Inc.	391	14,722
Electronics for Imaging, Inc.*	343	14,540
CommVault Systems, Inc.*	332	14,332
Silicon Laboratories, Inc.*	313	14,072

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Entegris, Inc.*	1,028	$14,001
Diebold, Inc.	476	13,761
Advanced Micro Devices, Inc.*	4,664	13,292
Cornerstone OnDemand, Inc.*	395	12,944
Intersil Corp. — Class A	967	12,929
ExlService Holdings, Inc.*	244	12,639
Cray, Inc.*	299	12,531
Rovi Corp.*	606	12,429
Acxiom Corp.*	573	12,285
MicroStrategy, Inc. — Class A*	68	12,221
Tessera Technologies, Inc.	386	11,966
Rambus, Inc.*	847	11,646
Syntel, Inc.*	230	11,484
FleetMatics Group plc*	280	11,399
CSG Systems International, Inc.	240	10,838
Power Integrations, Inc.	216	10,727
Semtech Corp.*	487	10,709
Ambarella, Inc.*	230	10,281
Imperva, Inc.*	195	9,848
Stratasys Ltd.*	373	9,668
Demandware, Inc.*	245	9,580
Inphi Corp.*	281	9,369
Super Micro Computer, Inc.*	270	9,202
Synchronoss Technologies, Inc.*	284	9,185
Bottomline Technologies de, Inc.*	300	9,147
Progress Software Corp.*	371	8,949
BroadSoft, Inc.*	214	8,635
Sykes Enterprises, Inc.*	286	8,631
QLogic Corp.*	640	8,602
Paycom Software, Inc.*	231	8,224
Insight Enterprises, Inc.*	284	8,134
Virtusa Corp.*	217	8,129
RealPage, Inc.*	387	8,065
Ebix, Inc.	195	7,954
Envestnet, Inc.*	284	7,725
M/A-COM Technology Solutions Holdings, Inc.*	172	7,532
Luxoft Holding, Inc.*	135	7,429
Cabot Microelectronics Corp.	181	7,405
Omnicell, Inc.*	265	7,385
MaxLinear, Inc. — Class A*	379	7,012
Monotype Imaging Holdings, Inc.	293	7,009
Callidus Software, Inc.*	405	6,755
Pegasystems, Inc.	262	6,650
MTS Systems Corp.	109	6,633
HubSpot, Inc.*	137	5,976
Veeco Instruments, Inc.*	296	5,766
ManTech International Corp. — Class A	178	5,694
Quality Systems, Inc.	366	5,578
Diodes, Inc.*	275	5,528
SPS Commerce, Inc.*	121	5,196
Brooks Automation, Inc.	495	5,148
Mercury Systems, Inc.*	251	5,095
Photronics, Inc.*	487	5,070
Lattice Semiconductor Corp.*	857	4,868
InvenSense, Inc. — Class A*	568	4,771
Interactive Intelligence Group, Inc.*	127	4,625
Qualys, Inc.*	182	4,606
Ultratech, Inc.*	202	4,412
Computer Programs & Systems, Inc.	82	4,274
Amkor Technology, Inc.*	725	4,270
2U, Inc.*	188	4,249
inContact, Inc.*	451	4,010
Silver Spring Networks, Inc.*	266	3,924
Applied Micro Circuits Corp.*	594	3,837
Cvent, Inc.*	171	3,659
Epiq Systems, Inc.	237	3,560
Globant S.A.*	112	3,456
CEVA, Inc.*	151	3,398
TeleTech Holdings, Inc.	119	3,303
Xura, Inc.*	166	3,265
pdvWireless, Inc.*	95	3,262
Rudolph Technologies, Inc.*	234	3,196
FormFactor, Inc.*	422	3,068
Nimble Storage, Inc.*	372	2,916
Pure Storage, Inc. — Class A*	210	2,874
Unisys Corp.*	366	2,818
SciQuest, Inc.*	202	2,804
Nanometrics, Inc.*	176	2,788
Actua Corp.*	298	2,697
PDF Solutions, Inc.*	197	2,636
Xcerra Corp.*	400	2,608
Glu Mobile, Inc.*	882	2,487
Engility Holdings, Inc.*	132	2,476
LivePerson, Inc.*	418	2,445
Vocera Communications, Inc.*	189	2,410
Axcelis Technologies, Inc.*	833	2,332
Cohu, Inc.	190	2,257
Tangoe, Inc.*	286	2,257
Press Ganey Holdings, Inc.*	74	2,226
InnerWorkings, Inc.*	272	2,162
Sapiens International Corporation N.V.	175	2,097
PROS Holdings, Inc.*	175	2,063
IXYS Corp.	182	2,042
Cascade Microtech, Inc.*	99	2,041
Mattson Technology, Inc.*	549	2,004
Benefitfocus, Inc.*	58	1,934
Silicon Graphics International Corp.*	255	1,816
Sigma Designs, Inc.*	259	1,761
Digi International, Inc.*	183	1,726
Digimarc Corp.*	56	1,697
Immersion Corp.*	204	1,685
Alpha & Omega Semiconductor Ltd.*	140	1,659
Exar Corp.*	288	1,656
Model N, Inc.*	153	1,648
American Software, Inc. — Class A	183	1,647
KEYW Holding Corp.*	245	1,627

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Avid Technology, Inc.*	237	$1,602
QAD, Inc. — Class A	75	1,594
Five9, Inc.*	172	1,529
DSP Group, Inc.*	164	1,496
Brightcove, Inc.*	238	1,485
TubeMogul, Inc.*	113	1,462
Eastman Kodak Co.*	129	1,400
Datalink Corp.*	151	1,380
Seachange International, Inc.*	244	1,347
OPOWER, Inc.*	191	1,301
Jive Software, Inc.*	342	1,293
MobileIron, Inc.*	285	1,288
Ultra Clean Holdings, Inc.*	231	1,238
Ciber, Inc.*	578	1,220
Varonis Systems, Inc.*	65	1,186
Agilysys, Inc.*	112	1,144
New Relic, Inc.*	42	1,095
Carbonite, Inc.*	133	1,060
ExOne Co.*	76	999
Quantum Corp.*	1,580	964
Barracuda Networks, Inc.*	59	909
Evolent Health, Inc. — Class A*	84	887
Everyday Health, Inc.*	158	885
Castlight Health, Inc. — Class B*	247	823
Kopin Corp.*	488	810
EMCORE Corp.*	143	715
Amber Road, Inc.*	130	703
Park City Group, Inc.*	77	696
Workiva, Inc.*	54	629
MINDBODY, Inc. — Class A*	47	627
Hortonworks, Inc.*	54	610
Guidance Software, Inc.*	140	602
Digital Turbine, Inc.*	394	469
Instructure, Inc.*	24	431
Appfolio, Inc. — Class A*	35	428
Violin Memory, Inc.*	666	348
Imation Corp.*	224	347
Apigee Corp.*	38	316
Xactly Corp.*	35	240
Code Rebel Corp.*	7	33
Total Technology		1,321,687

Communications - 1.2%
ViaSat, Inc.*	313	22,998
Houghton Mifflin Harcourt Co.*	903	18,006
WebMD Health Corp. — Class A*	277	17,350
Ciena Corp.*	905	17,213
Infinera Corp.*	976	15,675
Sinclair Broadcast Group, Inc. — Class A	486	14,944
InterDigital, Inc.	265	14,747
Finisar Corp.*	762	13,899
GrubHub, Inc.*	551	13,847
Cogent Communications Holdings, Inc.	338	13,193
Meredith Corp.	269	12,777
New York Times Co. — Class A	1,008	12,560
Time, Inc.	803	12,398
Shutterfly, Inc.*	259	12,010
Media General, Inc.*	703	11,466
Stamps.com, Inc.*	105	11,159
Polycom, Inc.*	990	11,039
Anixter International, Inc.*	209	10,891
comScore, Inc.*	356	10,694
Plantronics, Inc.	258	10,111
Nexstar Broadcasting Group, Inc. — Class A	228	10,094
NeuStar, Inc. — Class A*	406	9,988
Consolidated Communications Holdings, Inc.	370	9,530
NETGEAR, Inc.*	236	9,527
Shenandoah Telecommunications Co.	355	9,496
DigitalGlobe, Inc.*	532	9,204
LogMeIn, Inc.*	181	9,133
West Corp.	383	8,740
NIC, Inc.	481	8,672
Zendesk, Inc.*	394	8,247
MDC Partners, Inc. — Class A	319	7,528
Ubiquiti Networks, Inc.*	225	7,486
Infoblox, Inc.*	435	7,438
ADTRAN, Inc.	366	7,401
Scholastic Corp.	196	7,325
EW Scripps Co. — Class A	434	6,766
8x8, Inc.*	646	6,499
Web.com Group, Inc.*	321	6,362
Wayfair, Inc. — Class A*	147	6,353
Gigamon, Inc.*	201	6,235
AVG Technologies N.V.*	300	6,225
Vonage Holdings Corp.*	1,362	6,224
RingCentral, Inc. — Class A*	393	6,190
Cincinnati Bell, Inc.*	1,538	5,952
Windstream Holdings, Inc.	739	5,676
Perficient, Inc.*	260	5,647
Ixia*	445	5,545
Atlantic Tele-Network, Inc.	73	5,536
New Media Investment Group, Inc.	328	5,458
Gray Television, Inc.*	463	5,426
Ruckus Wireless, Inc.*	553	5,425
Shutterstock, Inc.*	144	5,289
Globalstar, Inc.*	3,492	5,133
Marketo, Inc.*	255	4,990
CalAmp Corp.*	265	4,751
Quotient Technology, Inc.*	448	4,749
Iridium Communications, Inc.*	602	4,738
General Communication, Inc. — Class A*	256	4,690
Gogo, Inc.*	412	4,536
Endurance International Group Holdings, Inc.*	430	4,528
Bankrate, Inc.*	489	4,484
ORBCOMM, Inc.*	438	4,437
EarthLink Holdings Corp.	756	4,287
HealthStream, Inc.*	185	4,087

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Inteliquent, Inc.	246	$3,948
World Wrestling Entertainment, Inc. — Class A	220	3,885
Oclaro, Inc.*	717	3,872
ShoreTel, Inc.*	473	3,519
FTD Companies, Inc.*	133	3,491
Entravision Communications Corp. — Class A	467	3,474
Q2 Holdings, Inc.*	143	3,438
Rubicon Project, Inc.*	188	3,437
Loral Space & Communications, Inc.*	96	3,372
VASCO Data Security International, Inc.*	215	3,311
ePlus, Inc.*	40	3,220
XO Group, Inc.*	194	3,114
Lands’ End, Inc.*	121	3,087
GTT Communications, Inc.*	179	2,961
Global Eagle Entertainment, Inc.*	340	2,897
NeoPhotonics Corp.*	204	2,864
Spok Holdings, Inc.	159	2,784
Comtech Telecommunications Corp.	119	2,781
Wix.com Ltd.*	137	2,777
Sonus Networks, Inc.*	363	2,733
Textura Corp.*	145	2,701
DHI Group, Inc.*	326	2,631
Angie’s List, Inc.*	321	2,590
Chegg, Inc.*	560	2,498
Lionbridge Technologies, Inc.*	472	2,388
Intralinks Holdings, Inc.*	295	2,325
Calix, Inc.*	326	2,311
Extreme Networks, Inc.*	734	2,283
FairPoint Communications, Inc.*	153	2,277
RetailMeNot, Inc.*	282	2,259
Blue Nile, Inc.	87	2,237
Straight Path Communications, Inc. — Class B*	69	2,141
Journal Media Group, Inc.	179	2,141
Lumos Networks Corp.*	166	2,131
Harmonic, Inc.*	649	2,122
Boingo Wireless, Inc.*	268	2,069
TrueCar, Inc.*	359	2,007
Safeguard Scientifics, Inc.*	151	2,001
Entercom Communications Corp. — Class A*	186	1,968
Hawaiian Telcom Holdco, Inc.*	83	1,955
IDT Corp. — Class B	121	1,886
ChannelAdvisor Corp.*	159	1,789
Zix Corp.*	422	1,658
Alliance Fiber Optic Products, Inc.*	107	1,583
Blucora, Inc.*	300	1,548
VirnetX Holding Corp.*	332	1,524
Black Box Corp.	113	1,522
Tribune Publishing Co.	193	1,490
A10 Networks, Inc.*	249	1,474
Reis, Inc.	62	1,460
1-800-Flowers.com, Inc. — Class A*	183	1,442
Bazaarvoice, Inc.*	447	1,408
Central European Media Enterprises Ltd. — Class A*	540	1,377
Daily Journal Corp.*	7	1,370
Clearfield, Inc.*	83	1,334
Crown Media Holdings, Inc. — Class A*	252	1,280
Etsy, Inc.*	147	1,279
Overstock.com, Inc.*	87	1,251
United Online, Inc.*	107	1,235
Telenav, Inc.*	207	1,221
RigNet, Inc.*	89	1,218
NTELOS Holdings Corp.*	127	1,168
Box, Inc. — Class A*	94	1,152
KVH Industries, Inc.*	118	1,127
Internap Corp.*	403	1,100
TechTarget, Inc.*	144	1,068
Marchex, Inc. — Class B	238	1,059
Saga Communications, Inc. — Class A	26	1,042
Hemisphere Media Group, Inc.*	74	972
Liquidity Services, Inc.*	177	917
Harte-Hanks, Inc.	354	896
QuinStreet, Inc.*	261	893
Aerohive Networks, Inc.*	170	848
Limelight Networks, Inc.*	446	807
HC2 Holdings, Inc.*	192	733
Preformed Line Products Co.	20	730
RealNetworks, Inc.*	170	690
Marin Software, Inc.*	219	661
Rapid7, Inc.*	50	654
Rocket Fuel, Inc.*	194	611
Townsquare Media, Inc. — Class A*	50	561
Intelsat S.A.*	206	519
Novatel Wireless, Inc.*	276	489
Cumulus Media, Inc. — Class A*	1,046	486
Sizmek, Inc.*	158	458
EVINE Live, Inc.*	365	427
Travelzoo, Inc.*	51	414
ModusLink Global Solutions, Inc.*	277	407
Corindus Vascular Robotics, Inc.*	165	163
Connecture, Inc.*	49	125
MaxPoint Interactive, Inc.*	50	89
Total Communications		724,619

Utilities - 0.8%
Piedmont Natural Gas Company, Inc.	578	34,581
IDACORP, Inc.	369	27,524
WGL Holdings, Inc.	365	26,414
Portland General Electric Co.	651	25,708
Cleco Corp.	444	24,513
ONE Gas, Inc.	386	23,585
New Jersey Resources Corp.	628	22,878
Southwest Gas Corp.	344	22,652
Black Hills Corp.	375	22,549
Laclede Group, Inc.	318	21,545
NorthWestern Corp.	345	21,304

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

ALLETE, Inc.	358	$20,073
PNM Resources, Inc.	584	19,692
Avista Corp.	457	18,636
South Jersey Industries, Inc.	502	14,282
El Paso Electric Co.	296	13,580
MGE Energy, Inc.	254	13,272
Dynegy, Inc.*	884	12,703
Ormat Technologies, Inc.	273	11,259
American States Water Co.	277	10,903
Northwest Natural Gas Co.	200	10,770
Empire District Electric Co.	320	10,576
California Water Service Group	351	9,379
Otter Tail Corp.	275	8,146
Chesapeake Utilities Corp.	111	6,990
NRG Yield, Inc. — Class C	458	6,522
Abengoa Yield plc	360	6,401
Talen Energy Corp.*	612	5,508
Unitil Corp.	102	4,334
SJW Corp.	116	4,217
Connecticut Water Service, Inc.	82	3,698
Middlesex Water Co.	118	3,640
NRG Yield, Inc. — Class A	253	3,433
York Water Co.	94	2,869
Atlantic Power Corp.	894	2,199
PICO Holdings, Inc.*	169	1,729
Artesian Resources Corp. — Class A	56	1,566
EnerNOC, Inc.*	198	1,481
Consolidated Water Company Ltd.	108	1,314
Ameresco, Inc. — Class A*	147	701
Genie Energy Ltd. — Class B*	92	700
Spark Energy, Inc. — Class A	22	396
Total Utilities		504,222

Basic Materials - 0.6%
Sensient Technologies Corp.	343	21,767
Olin Corp.	1,210	21,018
PolyOne Corp.	654	19,784
HB Fuller Co.	370	15,707
Minerals Technologies, Inc.	255	14,497
Commercial Metals Co.	849	14,408
Balchem Corp.	228	14,141
Chemtura Corp.*	493	13,015
Carpenter Technology Corp.	370	12,665
Worthington Industries, Inc.	352	12,545
Axiall Corp.	515	11,247
Kaiser Aluminum Corp.	126	10,652
US Silica Holdings, Inc.	464	10,542
Stillwater Mining Co.*	885	9,426
Quaker Chemical Corp.	97	8,231
Stepan Co.	141	7,796
Neenah Paper, Inc.	122	7,767
Innospec, Inc.	178	7,718
Hecla Mining Co.	2,716	7,550
Schweitzer-Mauduit International, Inc.	223	7,020
PH Glatfelter Co.	317	6,571
Ferro Corp.*	535	6,350
Clearwater Paper Corp.*	130	6,306
A. Schulman, Inc.	215	5,852
Coeur Mining, Inc.*	997	5,603
Calgon Carbon Corp.	387	5,426
AK Steel Holding Corp.*	1,304	5,386
Univar, Inc.*	295	5,068
Aceto Corp.	213	5,018
Deltic Timber Corp.	80	4,812
Innophos Holdings, Inc.	144	4,451
Ferroglobe plc	477	4,202
Kraton Performance Polymers, Inc.*	229	3,962
Materion Corp.	148	3,919
Schnitzer Steel Industries, Inc. — Class A	194	3,577
Koppers Holdings, Inc.*	151	3,393
Cliffs Natural Resources, Inc.*	1,124	3,372
American Vanguard Corp.*	213	3,361
Tronox Ltd. — Class A	466	2,978
Rayonier Advanced Materials, Inc.	298	2,831
Hawkins, Inc.	78	2,815
Century Aluminum Co.*	361	2,545
Landec Corp.*	198	2,079
OMNOVA Solutions, Inc.*	344	1,913
Orchids Paper Products Co.	67	1,843
KMG Chemicals, Inc.	71	1,638
Oil-Dri Corporation of America	35	1,182
United States Lime & Minerals, Inc.	15	900
Kronos Worldwide, Inc.	154	881
Energy Fuels, Inc.*	320	707
Uranium Energy Corp.*	716	536
Intrepid Potash, Inc.*	412	457
Ryerson Holding Corp.*	80	445
Rentech, Inc.*	168	373
Valhi, Inc.	140	165
Horsehead Holding Corp.*	416	62
Total Basic Materials		358,475

Energy - 0.5%
PDC Energy, Inc.*	338	20,094
Parsley Energy, Inc. — Class A*	731	16,521
Western Refining, Inc.	522	15,185
RSP Permian, Inc.*	480	13,939
Carrizo Oil & Gas, Inc.*	426	13,172
Oil States International, Inc.*	378	11,914
Matador Resources Co.*	584	11,073
MRC Global, Inc.*	755	9,921
Oasis Petroleum, Inc.*	1,320	9,610
Pattern Energy Group, Inc.	409	7,799
SEACOR Holdings, Inc.*	134	7,296
SemGroup Corp. — Class A	322	7,213
McDermott International, Inc.*	1,750	7,158
Synergy Resources Corp.*	872	6,775
Delek US Holdings, Inc.	421	6,416

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Callon Petroleum Co.*	703	$6,222
Forum Energy Technologies, Inc.*	435	5,742
Bristow Group, Inc.	255	4,825
Green Plains, Inc.	278	4,437
Helix Energy Solutions Group, Inc.*	777	4,351
Atwood Oceanics, Inc.	474	4,347
Thermon Group Holdings, Inc.*	235	4,126
Archrock, Inc.	509	4,072
Exterran Corp.*	251	3,880
TETRA Technologies, Inc.*	584	3,708
Matrix Service Co.*	196	3,469
Unit Corp.*	370	3,260
SunCoke Energy, Inc.	478	3,107
Renewable Energy Group, Inc.*	320	3,021
Flotek Industries, Inc.*	392	2,873
Newpark Resources, Inc.*	617	2,665
Plug Power, Inc.*	1,272	2,607
Tesco Corp.	286	2,462
REX American Resources Corp.*	43	2,385
Alon USA Energy, Inc.	228	2,353
Bill Barrett Corp.*	367	2,283
Par Pacific Holdings, Inc.*	116	2,176
Sanchez Energy Corp.*	387	2,125
FutureFuel Corp.	178	2,099
Panhandle Oil and Gas, Inc. — Class A	121	2,095
CARBO Ceramics, Inc.	144	2,045
Natural Gas Services Group, Inc.*	93	2,012
Parker Drilling Co.*	897	1,902
Northern Oil and Gas, Inc.*	452	1,803
PHI, Inc.*	92	1,738
Clean Energy Fuels Corp.*	522	1,529
Contango Oil & Gas Co.*	128	1,509
Trecora Resources*	148	1,424
Era Group, Inc.*	151	1,416
Solazyme, Inc.*	587	1,191
Geospace Technologies Corp.*	96	1,185
Fairmount Santrol Holdings, Inc.*	469	1,177
Gulfmark Offshore, Inc. — Class A*	187	1,154
EXCO Resources, Inc.*	1,158	1,145
FuelCell Energy, Inc.*	162	1,097
Pacific Ethanol, Inc.*	234	1,095
Pioneer Energy Services Corp.*	472	1,038
Westmoreland Coal Co.*	131	945
Ring Energy, Inc.*	179	904
Evolution Petroleum Corp.	180	875
Cloud Peak Energy, Inc.*	447	872
Basic Energy Services, Inc.*	313	864
TerraForm Global, Inc. — Class A	315	750
Sunrun, Inc.*	112	726
Jones Energy, Inc. — Class A*	212	706
Abraxas Petroleum Corp.*	689	696
Gastar Exploration, Inc.*	595	655
Adams Resources & Energy, Inc.	15	600
C&J Energy Services Ltd.*	414	584
Bonanza Creek Energy, Inc.*	365	580
Independence Contract Drilling, Inc.*	121	577
Ultra Petroleum Corp.*	1,123	559
W&T Offshore, Inc.*	255	558
ION Geophysical Corp.*	69	558
Halcon Resources Corp.*	539	518
Eclipse Resources Corp.*	352	507
Isramco, Inc.*	6	490
Enphase Energy, Inc.*	202	471
Energy XXI Ltd.	693	432
Vivint Solar, Inc.*	151	400
Clayton Williams Energy, Inc.*	43	384
Hallador Energy Co.	80	366
Key Energy Services, Inc.*	976	361
Stone Energy Corp.*	419	331
Peabody Energy Corp.	135	313
Approach Resources, Inc.*	265	307
Rex Energy Corp.*	353	271
Seventy Seven Energy, Inc.*	412	239
Erin Energy Corp.*	100	188
Triangle Petroleum Corp.*	342	185
SandRidge Energy, Inc.*	3,175	178
North Atlantic Drilling Ltd.*	52	142
TransAtlantic Petroleum Ltd.*	188	141
Earthstone Energy, Inc.*	9	109
Penn Virginia Corp.*	526	81
Total Energy		291,659

Diversified - 0.0%
HRG Group, Inc.*	577	8,038
National Bank Holdings Corp. — Class A	220	4,486
Resource America, Inc. — Class A	108	623
Total Diversified		13,147

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	220	5,328

Total Common Stocks
(Cost $10,840,505)		11,958,389

WARRANTS†† - 0.0%
Magnum Hunter Resources Corp.
$8.50, 04/15/16	264	—
Tejon Ranch Co.
$10.50, 08/31/16†	29	—
Total Warrants
(Cost $150)		—

RIGHTS††† - 0.0%
Vince Holding Corp.
Expires 04/14/16††	113	29

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
RUSSELL 2000® FUND

	Shares	Value

Omthera Pharmaceuticals, Inc.
Expires 12/31/20	86	$—
Leap Wireless International, Inc.
Expires 03/06/17	1,211	—
Dyax Corp.
Expires 01/25/17	757	—
Total Rights
(Cost $1,661)		29

	Face Amount

REPURCHASE AGREEMENTS††,1 - 73.9%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$32,840,675	32,840,675
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[2]	12,223,497	12,223,497
Total Repurchase Agreements
(Cost $45,064,172)		45,064,172

Total Investments - 93.5%
(Cost $55,906,488)		$57,022,590
Other Assets & Liabilities, net - 6.5%		3,982,026
Total Net Assets - 100.0%		$61,004,616

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $887,120)	8	$41,311

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc April 2016 Russell 2000 Index Swap 0.40%[3], Terminating 04/29/16 (Notional Value $36,815,351)	33,047	$144,828
Goldman Sachs International April 2016 Russell 2000 Index Swap 0.40%[3], Terminating 04/26/16 (Notional Value $10,643,563)	9,554	70,084
Credit Suisse Capital, LLC April 2016 Russell 2000 Index Swap 0.43%[3], Terminating 04/26/16 (Notional Value $267,679)	240	9,433
(Total Notional Value $47,726,593)		$224,345

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs, unless otherwise noted — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[3]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
RUSSELL 2000® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$11,957,749	$—	$640	$—	$—	$11,958,389
Equity Futures Contracts	—	41,311	—	—	—	41,311
Equity Index Swap Agreements	—	—	—	224,345	—	224,345
Repurchase Agreements	—	—	45,064,172	—	—	45,064,172
Rights	—	—	29	—	—	29
Warrants	—	—	—	—	—	—
Total	$11,957,749	$41,311	$45,064,841	$224,345	$—	$57,288,246

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $10,842,316)	$11,958,418
Repurchase agreements, at value (cost $45,064,172)	45,064,172
Total investments (cost $55,906,488)	57,022,590
Segregated cash with broker	3,734,200
Unrealized appreciation on swap agreements	224,345
Cash	15
Receivables:
Fund shares sold	105,868
Securities sold	32,445
Variation margin	27,250
Dividends	16,692
Interest	281
Foreign taxes reclaim	17
Total assets	61,163,703

Liabilities:
Payable for:
Securities purchased	60,276
Management fees	33,262
Fund shares redeemed	20,042
Distribution and service fees	12,990
Transfer agent and administrative fees	11,088
Portfolio accounting fees	6,652
Miscellaneous	14,777
Total liabilities	159,087
Commitments and contingent liabilities (Note 13)	—
Net assets	$61,004,616

Net assets consist of:
Paid in capital	$62,928,811
Accumulated net investment loss	(93,094)
Accumulated net realized loss on investments	(3,212,859)
Net unrealized appreciation on investments	1,381,758
Net assets	$61,004,616

A-Class:
Net assets	$11,993,136
Capital shares outstanding	357,353
Net asset value per share	$33.56
Maximum offering price per share (Net asset value divided by 95.25%)	$35.23

C-Class:
Net assets	$2,760,423
Capital shares outstanding	89,684
Net asset value per share	$30.78

H-Class:
Net assets	$46,251,057
Capital shares outstanding	1,381,555
Net asset value per share	$33.48

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $320)	$212,437
Interest	18,725
Income from securities lending, net	3,692
Total investment income	234,854

Expenses:
Management fees	264,456
Transfer agent and administrative fees	88,153
Distribution and service fees:
A-Class	15,413
C-Class	33,517
H-Class	64,364
Portfolio accounting fees	52,893
Custodian fees	4,096
Trustees’ fees*	2,705
Miscellaneous	62,304
Total expenses	587,901
Net investment loss	(353,047)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,718,214)
Swap agreements	470,905
Futures contracts	2,075,266
Foreign currency	(1)
Net realized loss	(2,172,044)
Net change in unrealized appreciation (depreciation) on:
Investments	897,469
Swap agreements	178,089
Futures contracts	(304,454)
Net change in unrealized appreciation (depreciation)	771,104
Net realized and unrealized loss	(1,400,940)
Net decrease in net assets resulting from operations	$(1,753,987)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(353,047)	$(416,534)
Net realized gain (loss) on investments	(2,172,044)	13,808,708
Net change in unrealized appreciation (depreciation) on investments	771,104	(10,497,814)
Net increase (decrease) in net assets resulting from operations	(1,753,987)	2,894,360

Distributions to shareholders from:
Net realized gains
A-Class	(378,494)	(428,859)
C-Class	(84,593)	(120,935)
H-Class	(279,804)	(2,896,710)
Total distributions to shareholders	(742,891)	(3,446,504)

Capital share transactions:
Proceeds from sale of shares
A-Class	44,154,351	44,122,051
C-Class	14,311,898	22,066,473
H-Class	344,016,927	516,907,387
Distributions reinvested
A-Class	344,126	423,430
C-Class	76,580	105,736
H-Class	275,570	2,810,032
Cost of shares redeemed
A-Class	(44,563,233)	(34,232,043)
C-Class	(15,370,265)	(21,273,536)
H-Class	(325,825,130)	(534,945,783)
Net increase (decrease) from capital share transactions	17,420,824	(4,016,253)
Net increase (decrease) in net assets	14,923,946	(4,568,397)

Net assets:
Beginning of year	46,080,670	50,649,067
End of year	$61,004,616	$46,080,670
Accumulated net investment loss at end of year	$(93,094)	$(368)

Capital share activity:
Shares sold
A-Class	1,257,318	1,191,618
C-Class	422,747	636,256
H-Class	9,826,186	14,045,560
Shares issued from reinvestment of distributions
A-Class	9,852	11,478
C-Class	2,386	3,089
H-Class	7,908	76,360
Shares redeemed
A-Class	(1,267,797)	(930,285)
C-Class	(453,761)	(612,792)
H-Class	(9,171,878)	(14,573,641)
Net increase (decrease) in shares	632,961	(152,357)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$38.88	$37.80	$32.26	$28.20	$28.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.25)	(.27)	(.13)	(.23)
Net gain (loss) on investments (realized and unrealized)	(4.12)	2.61	7.54	4.19	(.11)
Total from investment operations	(4.41)	2.36	7.27	4.06	(.34)
Less distributions from:
Net realized gains	(.91)	(1.28)	(1.73)	—	—
Total distributions	(.91)	(1.28)	(1.73)	—	—
Net asset value, end of period	$33.56	$38.88	$37.80	$32.26	$28.20

Total Return[b]	(11.43%)	6.42%	22.87%	14.40%	(1.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,993	$13,920	$3,219	$3,723	$670
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.67%)	(0.77%)	(0.44%)	(0.89%)
Total expenses	1.59%	1.57%	1.60%	1.55%	1.58%
Portfolio turnover rate	442%	947%	267%	160%	121%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$36.00	$35.36	$30.54	$26.90	$27.46
Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(.60)	(.48)	(.31)	(.46)
Net gain (loss) on investments (realized and unrealized)	(3.80)	2.52	7.03	3.95	(.10)
Total from investment operations	(4.31)	1.92	6.55	3.64	(.56)
Less distributions from:
Net realized gains	(.91)	(1.28)	(1.73)	—	—
Total distributions	(.91)	(1.28)	(1.73)	—	—
Net asset value, end of period	$30.78	$36.00	$35.36	$30.54	$26.90

Total Return[b]	(12.07%)	5.61%	21.78%	13.53%	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,760	$4,259	$3,245	$2,599	$6,285
Ratios to average net assets:
Net investment income (loss)	(1.56%)	(1.77%)	(1.47%)	(1.19%)	(1.83%)
Total expenses	2.35%	2.57%	2.37%	2.31%	2.34%
Portfolio turnover rate	442%	947%	267%	160%	121%

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$38.79	$37.73	$32.25	$28.16	$28.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.28)	(.27)	(.12)	(.22)
Net gain (loss) on investments (realized and unrealized)	(4.05)	2.62	7.48	4.21	(.14)
Total from investment operations	(4.40)	2.34	7.21	4.09	(.36)
Less distributions from:
Net realized gains	(.91)	(1.28)	(1.73)	—	—
Total distributions	(.91)	(1.28)	(1.73)	—	—
Net asset value, end of period	$33.48	$38.79	$37.73	$32.25	$28.16

Total Return[b]	(11.43%)	6.37%	22.69%	14.52%	(1.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,251	$27,902	$44,185	$101,053	$63,447
Ratios to average net assets:
Net investment income (loss)	(0.97%)	(0.77%)	(0.78%)	(0.42%)	(0.83%)
Total expenses	1.60%	1.58%	1.59%	1.52%	1.58%
Portfolio turnover rate	442%	947%	267%	160%	121%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund H-Class returned 5.22% while the Russell 2000 Index returned -1.34% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Utilities and Telecommunications Services. The Health Care sector detracted the most from return, followed by the Energy sector.

Synageva BioPharma Corp., Dyax Corp., and Piedmont Natural Gas Company, Inc. were the largest contributors to the performance of the underlying index for the year. Puma Biotechnology, Inc., Celldex Therapeutics, Inc., and SemGroup Corp. – Class A were the leading detractors from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

144 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	16.0%

“Largest Holding” excludes any temporary cash or derivative investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	5.27%	-12.31%	-11.19%
A-Class Shares with sales charge†	0.26%	-13.16%	-11.62%
C-Class Shares	4.50%	-12.94%	-11.85%
C-Class Shares with CDSC‡	3.50%	-12.94%	-11.85%
H-Class Shares	5.22%	-12.28%	-11.18%
Russell 2000 Index	-1.34%	11.40%	8.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 16.0%
Guggenheim Strategy Fund I1	266,451	$6,610,653
Total Mutual Funds
(Cost $6,607,961)		6,610,653

	Face Amount

FEDERAL AGENCY NOTES†† - 8.5%
Fannie Mae[2]
0.44% due 09/08/17[3]	$2,000,000	1,995,140
Federal Farm Credit Bank[4]
0.47% due 12/08/17[3]	1,500,000	1,496,903
Total Federal Agency Notes
(Cost $3,498,568)		3,492,043

REPURCHASE AGREEMENTS††,5 - 21.5%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	5,515,997	5,515,997
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[6]	3,365,285	3,365,285
Total Repurchase Agreements
(Cost $8,881,282)		8,881,282

Total Investments - 46.0%
(Cost $18,987,811)		$18,983,978
Other Assets & Liabilities, net - 54.0%		22,253,328
Total Net Assets - 100.0%		$41,237,306

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2016 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,108,900)	10	$(2,499)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC April 2016 Russell 2000 Index Swap 0.43%[7], Terminating 04/26/16 (Notional Value $1,129,301)	1,014	$(39,967)
Barclays Bank plc April 2016 Russell 2000 Index Swap 0.40%[7], Terminating 04/29/16 (Notional Value $25,766,501)	23,129	(43,898)
Goldman Sachs International April 2016 Russell 2000 Index Swap 0.40%[7], Terminating 04/26/16 (Notional Value $13,311,664)	11,949	(258,997)
(Total Notional Value $40,207,466)		$(342,862)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
[4]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[5]	Repurchase Agreements — See Note 5.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[7]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Notes	$—	$—	$3,492,043	$—	$—	$3,492,043
Mutual Funds	6,610,653	—	—	—	—	6,610,653
Repurchase Agreements	—	—	8,881,282	—	—	8,881,282
Total	$6,610,653	$—	$12,373,325	$—	$—	$18,983,978

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$2,499	$—	$—	$—	$2,499
Equity Index Swap Agreements	—	—	—	342,862	—	342,862
Total	$—	$2,499	$—	$342,862	$—	$345,361

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $3,498,568)	$3,492,043
Investments in affiliated issuers, at value (cost $6,607,961)	6,610,653
Repurchase agreements, at value (cost $8,881,282)	8,881,282
Total investments (cost $18,987,811)	18,983,978
Segregated cash with broker	984,000
Receivables:
Fund shares sold	21,690,564
Dividends	14,231
Interest	1,125
Total assets	41,673,898

Liabilities:
Unrealized depreciation on swap agreements	342,862
Payable for:
Management fees	23,946
Fund shares redeemed	14,424
Securities purchased	14,230
Distribution and service fees	7,786
Transfer agent and administrative fees	6,652
Portfolio accounting fees	2,661
Variation margin	1,900
Miscellaneous	22,131
Total liabilities	436,592
Commitments and contingent liabilities (Note 13)	—
Net assets	$41,237,306

Net assets consist of:
Paid in capital	$89,219,118
Accumulated net investment loss	(185,674)
Accumulated net realized loss on investments	(47,446,944)
Net unrealized depreciation on investments	(349,194)
Net assets	$41,237,306

A-Class:
Net assets	$2,794,721
Capital shares outstanding	90,866
Net asset value per share	$30.76
Maximum offering price per share (Net asset value divided by 95.25%)	$32.29

C-Class:
Net assets	$1,729,092
Capital shares outstanding	61,597
Net asset value per share	$28.07

H-Class:
Net assets	$36,713,493
Capital shares outstanding	1,190,861
Net asset value per share	$30.83

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$116,197
Interest	39,124
Total investment income	155,321

Expenses:
Management fees	328,717
Transfer agent and administrative fees	91,310
Distribution and service fees:
A-Class	3,204
C-Class	16,908
H-Class	83,879
Portfolio accounting fees	36,524
Custodian fees	4,282
Trustees’ fees*	1,951
Miscellaneous	67,128
Total expenses	633,903
Net investment loss	(478,582)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	87
Investments in affiliated issuers	(101,064)
Swap agreements	1,102,774
Futures contracts	(2,809,872)
Net realized loss	(1,808,075)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,933)
Investments in affiliated issuers	2,692
Swap agreements	(270,032)
Futures contracts	(8,259)
Net change in unrealized appreciation (depreciation)	(283,532)
Net realized and unrealized loss	(2,091,607)
Net decrease in net assets resulting from operations	$(2,570,189)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(478,582)	$(356,667)
Net realized loss on investments	(1,808,075)	(2,623,240)
Net change in unrealized appreciation (depreciation) on investments	(283,532)	124,941
Net decrease in net assets resulting from operations	(2,570,189)	(2,854,966)

Capital share transactions:
Proceeds from sale of shares
A-Class	9,085,916	15,968,383
C-Class	1,059,867	6,202,950
H-Class	505,306,463	115,461,343
Cost of shares redeemed
A-Class	(6,953,249)	(21,273,561)
C-Class	(1,084,198)	(4,906,679)
H-Class	(471,955,412)	(119,810,604)
Net increase (decrease) from capital share transactions	35,459,387	(8,358,168)
Net increase (decrease) in net assets	32,889,198	(11,213,134)

Net assets:
Beginning of year	8,348,108	19,561,242
End of year	$41,237,306	$8,348,108
Accumulated net investment loss at end of year	$(185,674)	$(45,359)

Capital share activity:
Shares sold
A-Class	278,747	473,685
C-Class	36,768	204,651
H-Class	15,797,309	3,469,349
Shares redeemed
A-Class	(218,466)	(664,308)
C-Class	(37,693)	(160,695)
H-Class	(14,803,569)	(3,625,353)
Net increase (decrease) in shares	1,053,096	(302,671)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$29.22	$33.01	$43.21	$52.38	$59.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.46)	(.61)	(.81)	(1.02)
Net gain (loss) on investments (realized and unrealized)	1.93	(3.33)	(9.59)	(8.36)	(5.91)
Total from investment operations	1.54	(3.79)	(10.20)	(9.17)	(6.93)
Net asset value, end of period	$30.76	$29.22	$33.01	$43.21	$52.38

Total Return[b]	5.27%	(11.48%)	(23.59%)	(17.53%)	(11.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,795	$894	$7,302	$635	$612
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(1.40%)	(1.69%)	(1.60%)	(1.66%)
Total expenses[c]	1.70%	1.71%	1.72%	1.72%	1.75%
Portfolio turnover rate	584%	189%	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$26.86	$30.59	$40.30	$49.22	$56.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.58)	(.63)	(.83)	(1.14)	(1.41)
Net gain (loss) on investments (realized and unrealized)	1.79	(3.10)	(8.88)	(7.78)	(5.51)
Total from investment operations	1.21	(3.73)	(9.71)	(8.92)	(6.92)
Net asset value, end of period	$28.07	$26.86	$30.59	$40.30	$49.22

Total Return[b]	4.50%	(12.19%)	(24.08%)	(18.16%)	(12.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,729	$1,680	$568	$409	$837
Ratios to average net assets:
Net investment income (loss)	(2.08%)	(2.13%)	(2.45%)	(2.35%)	(2.43%)
Total expenses[c]	2.45%	2.45%	2.47%	2.47%	2.51%
Portfolio turnover rate	584%	189%	—	—	—

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$29.30	$33.11	$43.26	$52.42	$59.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.46)	(.65)	(.84)	(1.05)
Net gain (loss) on investments (realized and unrealized)	1.94	(3.35)	(9.50)	(8.32)	(5.90)
Total from investment operations	1.53	(3.81)	(10.15)	(9.16)	(6.95)
Net asset value, end of period	$30.83	$29.30	$33.11	$43.26	$52.42

Total Return[b]	5.22%	(11.51%)	(23.46%)	(17.46%)	(11.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,713	$5,775	$11,691	$12,822	$17,283
Ratios to average net assets:
Net investment income (loss)	(1.28%)	(1.41%)	(1.69%)	(1.62%)	(1.70%)
Total expenses[c]	1.70%	1.70%	1.72%	1.74%	1.77%
Portfolio turnover rate	584%	189%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrials Average® Index (the “underlying index”).

The inception date for the Fund was December 1, 2015. For the abbreviated annual period ended March 31, 2016, the Dow Jones Industrial Average® Fund H-Class returned -0.82%. Over the same period, its benchmark, the Dow Jones Industrial Average® Index, returned -0.32%.

Sectors contributing the most to the performance of the underlying index for the abbreviated period were Health Care and Consumer Staples. The sector detracting the most was Financials, followed by Consumer Discretionary.

UnitedHealth Group, Inc., International Business Machines Corp., and 3M Company were the holdings contributing the most to the performance of the underlying index for the abbreviated period. Walt Disney Company, Boeing Company, and Goldman Sachs Group, Inc., detracted the most from the performance of the underlying index for the abbreviated period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Holdings Diversification (Market Exposure as % of Net Assets)

152 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	6.0%
3M Co.	4.2%
Goldman Sachs Group, Inc.	3.9%
International Business Machines Corp.	3.8%
Home Depot, Inc.	3.3%
UnitedHealth Group, Inc.	3.2%
Boeing Co.	3.2%
McDonald’s Corp.	3.1%
Travelers Companies, Inc.	2.9%
Apple, Inc.	2.7%
Top Ten Total	36.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Period Ended March 31, 2016

Since Inception (12/01/15)
A-Class Shares	-0.80%
A-Class Shares with sales charge‡	-5.51%
C-Class Shares	-1.06%
C-Class Shares with CDSC†	-2.05%
H-Class Shares	-0.82%
Dow Jones Industrial Average Index	-0.32%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS	March 31, 2016
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value

COMMON STOCKS† - 64.4%

Industrial - 12.5%
3M Co.	15,954	$2,658,416
Boeing Co.	15,954	2,025,201
United Technologies Corp.	15,954	1,596,995
Caterpillar, Inc.	15,954	1,221,119
General Electric Co.	15,954	507,178
Total Industrial		8,008,909

Financial - 11.7%
Goldman Sachs Group, Inc.	15,954	2,504,459
Travelers Companies, Inc.	15,954	1,861,991
Visa, Inc. — Class A	15,954	1,220,162
American Express Co.	15,954	979,576
JPMorgan Chase & Co.	15,954	944,796
Total Financial		7,510,984

Consumer, Non-cyclical - 11.2%
UnitedHealth Group, Inc.	15,954	2,056,471
Johnson & Johnson	15,954	1,726,222
Procter & Gamble Co.	15,954	1,313,174
Merck & Company, Inc.	15,954	844,126
Coca-Cola Co.	15,954	740,106
Pfizer, Inc.	15,954	472,877
Total Consumer, Non-cyclical		7,152,976

Consumer, Cyclical - 9.7%
Home Depot, Inc.	15,954	2,128,743
McDonald’s Corp.	15,954	2,005,099
Wal-Mart Stores, Inc.	15,954	1,092,689
NIKE, Inc. — Class B	15,954	980,692
Total Consumer, Cyclical		6,207,223

Technology - 8.7%
International Business Machines Corp.	15,954	2,416,234
Apple, Inc.	15,954	1,738,826
Microsoft Corp.	15,954	881,139
Intel Corp.	15,954	516,112
Total Technology		5,552,311

Communications - 4.5%
Walt Disney Co.	15,954	$1,584,392
Verizon Communications, Inc.	15,954	862,792
Cisco Systems, Inc.	15,954	454,210
Total Communications		2,901,394

Energy - 4.5%
Chevron Corp.	15,954	1,522,011
Exxon Mobil Corp.	15,954	1,333,595
Total Energy		2,855,606

Basic Materials - 1.6%
EI du Pont de Nemours & Co.	15,954	1,010,207

Total Common Stocks
(Cost $40,446,285)		41,199,610

MUTUAL FUNDS† - 6.0%
Guggenheim Strategy Fund I1	155,640	3,861,421
Total Mutual Funds
(Cost $3,862,125)		3,861,421

	Face Amount

REPURCHASE AGREEMENTS††,2 - 26.5%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$12,646,618	12,646,618
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	4,300,388	4,300,388
Total Repurchase Agreements
(Cost $16,947,006)		16,947,006

Total Investments - 96.9%
(Cost $61,255,416)		$62,008,037
Other Assets & Liabilities, net - 3.1%		1,997,781
Total Net Assets - 100.0%		$64,005,818

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
DOW JONES INDUSTRIAL AVERAGE® FUND

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $7,212,720)	82	$160,718

Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc April 2016 Dow Jones Industrial Average Index Swap 0.40%[3], Terminating 04/29/16 (Notional Value $15,592,789)	882	$43,245

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
DOW JONES INDUSTRIAL AVERAGE® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$41,199,610	$—	$—	$—	$—	$41,199,610
Equity Futures Contracts	—	160,718	—	—	—	160,718
Equity Index Swap Agreements	—	—	—	43,245	—	43,245
Mutual Funds	3,861,421	—	—	—	—	3,861,421
Repurchase Agreements	—	—	16,947,006	—	—	16,947,006
Total	$45,061,031	$160,718	$16,947,006	$43,245	$—	$62,212,000

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $40,446,285)	$41,199,610
Investments in affiliated issuers, at value (cost $3,862,125)	3,861,421
Repurchase agreements, at value (cost $16,947,006)	16,947,006
Total investments (cost $61,255,416)	62,008,037
Segregated cash with broker	1,523,700
Unrealized appreciation on swap agreements	43,245
Receivables:
Fund shares sold	489,775
Dividends	10,382
Interest	106
Total assets	64,075,245

Liabilities:
Payable for:
Fund shares redeemed	19,275
Management fees	14,088
Variation margin	12,397
Securities purchased	5,214
Distribution and service fees	5,142
Transfer agent and administrative fees	4,696
Portfolio accounting fees	1,878
Miscellaneous	6,737
Total liabilities	69,427
Commitments and contingent liabilities (Note 13)	—
Net assets	$64,005,818

Net assets consist of:
Paid in capital	$63,399,480
Accumulated net investment loss	—
Accumulated net realized loss on investments	(350,246)
Net unrealized appreciation on investments	956,584
Net assets	$64,005,818

A-Class:
Net assets	$44,351,286
Capital shares outstanding	894,092
Net asset value per share	$49.60
Maximum offering price per share (Net asset value divided by 95.25%)	$52.07

C-Class:
Net assets	$731,849
Capital shares outstanding	14,793
Net asset value per share	$49.47

H-Class:
Net assets	$18,922,683
Capital shares outstanding	381,560
Net asset value per share	$49.59

STATEMENT OF OPERATIONS
Period Ended March 31, 2016**

Investment Income:
Dividends from securities of unaffiliated issuers	$57,676
Dividends from securities of affiliated issuers	11,161
Interest	2,458
Total investment income	71,295

Expenses:
Management fees	38,886
Transfer agent and administrative fees	12,962
Distribution and service fees:
A-Class	6,335
C-Class	1,785
H-Class	6,181
Portfolio accounting fees	5,185
Custodian fees	660
Trustees’ fees*	136
Miscellaneous	9,405
Total expenses	81,535
Net investment loss	(10,240)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(856,803)
Investments in affiliated issuers	964
Swap agreements	336,032
Futures contracts	169,795
Net realized loss	(350,012)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	753,325
Investments in affiliated issuers	(704)
Swap agreements	43,245
Futures contracts	160,718
Net change in unrealized appreciation (depreciation)	956,584
Net realized and unrealized gain	606,572
Net increase in net assets resulting from operations	$596,332

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: December 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2016[a]
Increase (Decrease) in NetAssetsfromOperations:
Net investment loss	$(10,240)
Net realized loss on investments	(350,012)
Net change in unrealized appreciation (depreciation) on investments	956,584
Net increase in net assets resulting from operations	596,332

Capital share transactions:
Proceeds from sale of shares
A-Class	62,850,014
C-Class	930,648
H-Class	34,887,020
Cost of shares redeemed
A-Class	(19,048,769)
C-Class	(221,789)
H-Class	(15,987,638)
Net increase from capital share transactions	63,409,486
Net increase in net assets	64,005,818

Net assets:
Beginning of period	—
End of period	$64,005,818
Accumulated net investment loss at end of year	$—

Capital share activity:
Shares sold
A-Class	1,299,093
C-Class	19,674
H-Class	716,927
Shares redeemed
A-Class	(405,001)
C-Class	(4,881)
H-Class	(335,367)
Net increase in shares	1,290,445

[a]	Since commencement of operations: December 1, 2015.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the period presented.

A-Class	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)
Net gain (loss) on investments (realized and unrealized)	(.37)
Total from investment operations	(.40)
Net asset value, end of period	$49.60

Total Return[d]	(0.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,351
Ratios to average net assets:
Net investment income (loss)	(0.21%)
Total expenses[c]	1.55%
Portfolio turnover rate	98%

C-Class	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)
Net gain (loss) on investments (realized and unrealized)	(.46)
Total from investment operations	(.53)
Net asset value, end of period	$49.47

Total Return[d]	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$732
Ratios to average net assets:
Net investment income (loss)	(0.43%)
Total expenses[c]	2.30%
Portfolio turnover rate	98%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the period presented.

H-Class	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)
Net gain (loss) on investments (realized and unrealized)	(.38)
Total from investment operations	(.41)
Net asset value, end of period	$49.59

Total Return[d]	(0.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,923
Ratios to average net assets:
Net investment income (loss)	(0.17%)
Total expenses[c]	1.55%
Portfolio turnover rate	98%

[a]	Since commencement of operations: December 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total return does not reflect the impact of any applicable sales charges.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, the Government Long Bond 1.2x Strategy Fund Investor Class returned 0.33%. The price movement of the Long Treasury Bond was -2.44% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark.

The return of a comparison index, the Barclays Long Treasury Bond Index, was 2.77%.

The yield on the 30-year bond was 2.54% at the beginning of the period and 2.61% on March 31, 2016. Despite what appeared to be a tight range, the yield remained mostly above those levels during the period, hitting its low of 2.48% in April 2015 and reaching its high of 3.25% in June 2015. The year was more stable than the prior period, when government bond yields of many industrial economies, including the U.S., dipped to multiyear lows, as the U.S. Federal Reserve was winding down its quantitative easing program and debating when to restore some “normalization” to U.S. interest rates.

In December 2015, the Fed announced a 25-basis-point increase in the federal funds target rate. The result was the worst annual performance of risk assets since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concerns about plunging commodity prices, and slowing economic growth in China and other emerging market countries. At the beginning of 2016, forecasts for U.S. and global economic growth were downgraded, and recession fears surged along with market volatility. Treasury bonds benefited from a safe haven bid, driving yields to among their lowest of the period in the first quarter of 2016.

The period was also affected by continuation of quantitative easing programs, particularly in Europe and Japan. These conditions helped support the U.S. Treasury market, given the relative attractiveness of U.S. government bond yields.

Despite the relative health of the U.S. economy, markets are questioning the Fed’s resolve to increase rates further. Giving rise to this view are concerns that sluggish global growth will hold back the U.S. expansion, that inflation will remain below the Fed’s target for longer, and that tighter conditions in credit markets have raised recession risks. However, it appears that the Fed is biased toward normalizing interest rate policy. As long as core and headline inflation move closer to the Fed’s target in 2016, which support forecasts for a tighter labor market and a modest rise in oil prices, other Fed rate hikes remain a possibility in 2016.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 161

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	61.0%
Guggenheim Strategy Fund I	26.3%
Total	87.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

162 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	0.33%	13.09%	9.06%
A-Class Shares	0.12%	12.92%	8.86%
A-Class Shares with sales charge†	-4.64%	11.83%	8.33%
C-Class Shares	-0.62%	12.00%	7.98%
C-Class Shares with CDSC‡	-1.60%	12.00%	7.98%
Daily Price Movement of Long Treasury Bond**	-2.44%	6.57%	3.70%
Barclays Long Treasury Bond Index	2.77%	9.67%	7.97%

		1 Year	Since Inception (09/18/14)
H-Class Shares		0.26%	14.23%
Daily Price Movement of Long Treasury Bond**		-2.44%	9.34%
Barclays Long Treasury Bond Index		2.77%	12.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS	March 31, 2016
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 26.3%
Guggenheim Strategy Fund I1	1,258,949	$31,234,529
Total Mutual Funds
(Cost $31,221,923)		31,234,529

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 61.0%
U.S. Treasury Bond
2.50% due 02/15/46	$74,300,000	72,442,501
Total U.S. Government Securities
(Cost $71,106,540)		72,442,501

REPURCHASE AGREEMENTS††,2 - 23.7%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	21,045,661	21,045,661
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	7,156,420	7,156,420
Total Repurchase Agreements
(Cost $28,202,081)		28,202,081

Total Investments - 111.0%
(Cost $130,530,544)		$131,879,111
Other Assets & Liabilities, net - (11.0)%		(13,106,628)
Total Net Assets - 100.0%		$118,772,483

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2016 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $83,692,813)	485	$1,504,882

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Interest Rate Futures Contracts	$—	$1,504,882	$—	$—	$—	$1,504,882
Mutual Funds	31,234,529	—	—	—	—	31,234,529
Repurchase Agreements	—	—	28,202,081	—	—	28,202,081
U.S. Government Securities	—	—	72,442,501	—	—	72,442,501
Total	$31,234,529	$1,504,882	$100,644,582	$—	$—	$133,383,993

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $71,106,540)	$72,442,501
Investments in affiliated issuers, at value (cost $31,221,923)	31,234,529
Repurchase agreements, at value (cost $28,202,081)	28,202,081
Total investments (cost $130,530,544)	131,879,111
Segregated cash with broker	3,033,600
Receivables:
Securities sold	7,042,253
Fund shares sold	2,889,839
Variation margin	690,667
Interest	234,915
Dividends	14,914
Total assets	145,785,299

Liabilities:
Payable for:
Fund shares redeemed	26,841,814
Management fees	60,549
Transfer agent and administrative fees	24,220
Distribution and service fees	21,310
Securities purchased	14,914
Portfolio accounting fees	12,110
Miscellaneous	37,899
Total liabilities	27,012,816
Commitments and contingent liabilities (Note 13)	—
Net assets	$118,772,483

Net assets consist of:
Paid in capital	$117,289,423
Accumulated net investment loss	—
Accumulated net realized loss on investments	(1,370,389)
Net unrealized appreciation on investments	2,853,449
Net assets	$118,772,483

Investor Class:
Net assets	$56,419,230
Capital shares outstanding	970,715
Net asset value per share	$58.12

A-Class:
Net assets	$9,437,881
Capital shares outstanding	161,322
Net asset value per share	$58.50
Maximum offering price per share (Net asset value divided by 95.25%)	$61.42

C-Class:
Net assets	$3,275,901
Capital shares outstanding	56,358
Net asset value per share	$58.13

H-Class:
Net assets	$49,639,471
Capital shares outstanding	847,873
Net asset value per share	$58.55

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Interest	$2,884,463
Dividends from securities of affiliated issuers	149,526
Total investment income	3,033,989

Expenses:
Management fees	655,574
Transfer agent and administrative fees	262,232
Distribution and service fees:
Advisor Class	16,626
A-Class	8,862
C-Class	29,085
H-Class	169,745
Portfolio accounting fees	130,468
Registration fees	96,725
Custodian fees	15,248
Trustees’ fees*	9,621
Line of credit fees	1,609
Miscellaneous	66,349
Total expenses	1,462,144
Net investment income	1,571,845

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,483,360
Investments in affiliated issuers	(72,726)
Futures contracts	9,382,592
Net realized gain	17,793,226
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(858,692)
Investments in affiliated issuers	12,606
Futures contracts	(929,071)
Net change in unrealized appreciation (depreciation)	(1,775,157)
Net realized and unrealized gain	16,018,069
Net increase in net assets resulting from operations	$17,589,914

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 167

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,571,845	$1,497,181
Net realized gain on investments	17,793,226	32,098,810
Net change in unrealized appreciation (depreciation) on investments	(1,775,157)	3,308,347
Net increase in net assets resulting from operations	17,589,914	36,904,338

Distributions to shareholders from:
Net investment income
Investor Class	(951,034)	(703,362)
Advisor Class**	(40,983)	(473,253)
A-Class	(53,217)	(28,531)
C-Class	(29,111)	(8,930)
H-Class**	(903,740)	(301,178)*
Total distributions to shareholders	(1,978,085)	(1,515,254)

Capital share transactions:
Proceeds from sale of shares
Investor Class	883,887,497	660,449,135
Advisor Class**	209,857,554	3,280,358,617
A-Class	40,024,720	36,939,152
C-Class	10,755,886	33,913,164
H-Class**	3,211,356,226	1,267,499,822 *
Distributions reinvested
Investor Class	945,843	697,459
Advisor Class**	40,282	463,311
A-Class	49,337	27,051
C-Class	26,814	7,765
H-Class**	902,679	301,178 *
Cost of shares redeemed
Investor Class	(897,206,827)	(658,880,369)
Advisor Class**	(212,004,112)	(3,412,680,611)
A-Class	(34,656,013)	(35,500,878)
C-Class	(10,299,100)	(34,886,168)
H-Class**	(3,257,317,015)	(1,195,580,232)*
Conversion activity**
Advisor Class	(7,238,724)	—
H-Class	7,238,724	—
Net decrease from capital share transactions	(53,636,229)	(56,871,604)
Net decrease in net assets	(38,024,400)	(21,482,520)

Net assets:
Beginning of year	156,796,883	178,279,403
End of year	$118,772,483	$156,796,883
Accumulated net investment loss at end of year	$—	$—

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2016	Year Ended March 31, 2015
Capital share activity:
Shares sold
Investor Class	16,290,807	12,620,583
Advisor Class**	3,932,239	66,215,971
A-Class	741,077	676,780
C-Class	196,471	652,055
H-Class**	58,647,379	22,022,660 *
Shares issued from reinvestment of distributions
Investor Class	17,306	13,125
Advisor Class**	756	9,160
A-Class	905	504
C-Class	498	151
H-Class**	16,483	5,002 *
Shares redeemed
Investor Class	(16,377,059)	(12,545,418)
Advisor Class**	(3,973,055)	(68,905,187)
A-Class	(645,888)	(649,474)
C-Class	(189,233)	(673,432)
H-Class**	(59,266,476)	(20,709,076)*
Conversion activity**
Advisor Class	(133,556)	—
H-Class	131,901	—
Net decrease in shares	(609,445)	(1,266,596)

*	Since commencement of operations: September 18, 2014.
**	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$59.12	$45.80	$48.55	$44.73	$34.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.76	.63	.61	.57	.96
Net gain (loss) on investments (realized and unrealized)	(.67)	13.34	(2.76)	4.21	10.45
Total from investment operations	.09	13.97	(2.15)	4.78	11.41
Less distributions from:
Net investment income	(1.09)	(.65)	(.60)	(.72)	(.96)
Net realized gains	—	—	—	(.24)	—
Total distributions	(1.09)	(.65)	(.60)	(.96)	(.96)
Net asset value, end of period	$58.12	$59.12	$45.80	$48.55	$44.73

Total Return[b]	0.33%	30.66%	(4.37%)	10.63%	33.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,419	$61,460	$43,573	$281,800	$43,709
Ratios to average net assets:
Net investment income (loss)	1.39%	1.21%	1.22%	1.15%	2.24%
Total expenses[c]	0.94%	0.95%	0.97%	0.95%	0.95%
Portfolio turnover rate	2,699%	1,932%	2,661%	1,759%	2,322%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$59.47	$46.07	$48.73	$44.77	$34.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.51	.48	.48	.87
Net gain (loss) on investments (realized and unrealized)	(.65)	13.42	(2.65)	4.29	10.43
Total from investment operations	(.01)	13.93	(2.17)	4.77	11.30
Less distributions from:
Net investment income	(.96)	(.53)	(.49)	(.57)	(.87)
Net realized gains	—	—	—	(.24)	—
Total distributions	(.96)	(.53)	(.49)	(.81)	(.87)
Net asset value, end of period	$58.50	$59.47	$46.07	$48.73	$44.77

Total Return[b]	0.12%	30.37%	(4.40%)	10.62%	33.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,438	$3,879	$1,724	$15,476	$10,885
Ratios to average net assets:
Net investment income (loss)	1.16%	0.97%	1.04%	0.94%	2.02%
Total expenses[c]	1.20%	1.20%	1.22%	1.20%	1.20%
Portfolio turnover rate	2,699%	1,932%	2,661%	1,759%	2,322%

170 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$59.09	$45.79	$48.51	$44.63	$34.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.13	.12	.15	.57
Net gain (loss) on investments (realized and unrealized)	(.64)	13.30	(2.71)	4.21	10.35
Total from investment operations	(.42)	13.43	(2.59)	4.36	10.92
Less distributions from:
Net investment income	(.54)	(.13)	(.13)	(.24)	(.54)
Net realized gains	—	—	—	(.24)	—
Total distributions	(.54)	(.13)	(.13)	(.48)	(.54)
Net asset value, end of period	$58.13	$59.09	$45.79	$48.51	$44.63

Total Return[b]	(0.62%)	29.37%	(5.33%)	9.69%	32.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,276	$2,873	$3,198	$4,594	$4,451
Ratios to average net assets:
Net investment income (loss)	0.41%	0.26%	0.34%	0.31%	1.32%
Total expenses[c]	1.95%	1.95%	1.97%	1.94%	1.95%
Portfolio turnover rate	2,699%	1,932%	2,661%	1,759%	2,322%

H-Class	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$59.44	$48.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.28
Net gain (loss) on investments (realized and unrealized)	(.54)	10.59
Total from investment operations	.07	10.87
Less distributions from:
Net investment income	(.96)	(.26)
Total distributions	(.96)	(.26)
Net asset value, end of period	$58.55	$59.44

Total Return[b]	0.26%	22.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,639	$78,382
Ratios to average net assets:
Net investment income (loss)	1.11%	0.89%
Total expenses[c]	1.20%	1.18%
Portfolio turnover rate	2,699%	1,932%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

[e]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, the Inverse Government Long Bond Strategy Fund Investor Class returned -4.22%. The price movement of the Long Treasury Bond was -2.44% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark.

The return of a comparison index, the Barclays Long Treasury Bond Index, was 2.77%.

The yield on the 30-year bond was 2.54% at the beginning of the period and 2.62% on March 31, 2016. Despite what appeared to be a tight range, the yield remained mostly above those levels during the period, hitting its low of 2.48% in April 2015 and reaching its high of 3.25% in June 2015. The year was more stable than the prior period, when government bond yields of many industrial economies, including the U.S., dipped to multiyear lows, as the U.S. Federal Reserve was winding down its quantitative easing program and debating when to restore some “normalization” to U.S. interest rates.

In December 2015, the Fed announced a 25-basis-point increase in the federal funds target rate. The result was the worst annual performance of risk assets since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concerns about plunging commodity prices, and slowing economic growth in China and other emerging market countries. At the beginning of 2016, forecasts for U.S. and global economic growth were downgraded, and recession fears surged along with market volatility. Treasury bonds benefited from a safe haven bid, driving yields to among their lowest of the period in the first quarter of 2016.

The period was also affected by continuation of quantitative easing programs, particularly in Europe and Japan. These conditions helped support the U.S. Treasury market, given the relative attractiveness of U.S. government bond yields.

Despite the relative health of the U.S. economy, markets are questioning the Fed’s resolve to increase rates further. Giving rise to this view are concerns that sluggish global growth will hold back the U.S. expansion, that inflation will remain below the Fed’s target for longer, and that tighter conditions in credit markets have raised recession risks. However, it appears that the Fed is biased toward normalizing interest rate policy. As long as core and headline inflation move closer to the Fed’s target in 2016, which support forecasts for a tighter labor market and a modest rise in oil prices, other Fed rate hikes remain a possibility in 2016.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

172 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2016

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Long Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	19.4%

“Largest Long Holding” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 173

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	-4.22%	-12.12%	-9.39%
A-Class Shares	-4.47%	-12.35%	-9.61%
A-Class Shares with sales charge†	-9.01%	-13.20%	-10.05%
C-Class Shares	-5.18%	-13.00%	-10.29%
C-Class Shares with CDSC‡	-6.13%	-13.00%	-10.29%
Daily Price Movement of Long Treasury Bond**	-2.44%	6.57%	3.70%
Barclays Long Treasury Bond Index	2.77%	9.67%	7.97%

		1 Year	Since Inception (09/18/14)
H-Class Shares		-4.47%	-14.17%
Daily Price Movement of Long Treasury Bond**		-2.44%	9.34%
Barclays Long Treasury Bond Index		2.77%	12.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

174 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 19.4%
Guggenheim Strategy Fund I1	1,623,193	$40,271,414
Total Mutual Funds
(Cost $40,274,548)		40,271,414

	Face Amount

FEDERAL AGENCY NOTES†† - 41.9%
Federal Farm Credit Bank[2]
0.47% due 12/08/17[3]	$14,000,000	13,971,090
0.43% due 12/15/16[3]	12,000,000	11,995,728
0.52% due 12/28/16[3]	10,000,000	9,996,560
0.42% due 08/01/17[3]	6,000,000	5,988,930
0.52% due 07/20/16[3]	4,000,000	4,000,988
Total Federal Farm Credit Bank		45,953,296
Federal Home Loan Bank[2]
0.62% due 11/23/16	10,000,000	10,004,700
0.53% due 01/11/17[3]	10,000,000	10,001,090
Total Federal Home Loan Bank		20,005,790
Farmer Mac[2]
0.90% due 06/09/16	15,000,000	15,016,530
Fannie Mae[4]
0.44% due 09/08/17[3]	6,000,000	5,985,420
Total Federal Agency Notes
(Cost $87,000,908)		86,961,036

FEDERAL AGENCY DISCOUNT NOTES†† - 13.5%
Federal Home Loan Bank[2]
0.35% due 05/06/16	25,000,000	24,993,675
0.34% due 04/15/16	825,000	824,932
Total Federal Home Loan Bank		25,818,607
Farmer Mac[2]
0.36% due 04/29/16	2,160,000	2,159,648
Total Federal Agency Discount Notes
(Cost $27,975,800)		27,978,255

REPURCHASE AGREEMENTS†† - 55.9%
Individual Repurchase Agreement[5]
Barclays Capital issued 03/31/16 at (0.15)% due 04/01/16 (secured by U.S. Treasury Bond, at a rate of 2.50% and maturing 02/15/46 as collateral, with a value of $116,391,690) to be repurchased at $114,109,025	114,109,500	114,109,500

Joint Repurchase Agreements[6]
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	1,417,654	1,417,654
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	482,063	482,063
Total Repurchase Agreements
(Cost $116,009,217)		116,009,217

Total Investments - 130.7%
(Cost $271,260,473)		$271,219,922

U.S. GOVERNMENT SECURITIES SOLD SHORT†† - (75.5)%
U.S. Treasury Bond
2.50% due 02/15/46	160,800,000	(156,780,000)
Total U.S. Government Securities Sold Short
(Proceeds $156,573,113)		(156,780,000)
Other Assets & Liabilities, net - 44.8%		93,039,496
Total Net Assets - 100.0%		$207,479,418

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2016 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $60,224,313)	349	$318,981

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	All or portion of this security is pledged as short collateral at March 31, 2016.
[6]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Discount Notes	$—	$—	$27,978,255	$—	$—	$27,978,255
Federal Agency Notes	—	—	86,961,036	—	—	86,961,036
Interest Rate Futures Contracts	—	318,981	—	—	—	318,981
Mutual Funds	40,271,414	—	—	—	—	40,271,414
Repurchase Agreements	—	—	116,009,217	—	—	116,009,217
Total	$40,271,414	$318,981	$230,948,508	$—	$—	$271,538,903

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
U.S. Government Securities	$—	$—	$156,780,000	$—	$—	$156,780,000
Total	$—	$—	$156,780,000	$—	$—	$156,780,000

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $114,976,708)	$114,939,291
Investments in affiliated issuers, at value (cost $40,274,548)	40,271,414
Repurchase agreements, at value (cost $116,009,217)	116,009,217
Total investments (cost $271,260,473)	271,219,922
Segregated cash with broker	1,334,400
Receivables:
Fund shares sold	54,117,511
Securities sold	40,101,717
Interest	81,054
Dividends	79,068
Total assets	366,933,672

Liabilities:
Securities sold short, at value (proceeds $156,573,113)	156,780,000
Payable for:
Fund shares redeemed	1,521,825
Variation margin	304,344
Management fees	133,317
Securities purchased	79,068
Transfer agent and administrative fees	37,032
Distribution and service fees	33,308
Portfolio accounting fees	14,813
Miscellaneous	550,547
Total liabilities	159,454,254
Commitments and contingent liabilities (Note 13)	—
Net assets	$207,479,418

Net assets consist of:
Paid in capital	$581,029,847
Accumulated net investment loss	(1,260,455)
Accumulated net realized loss on investments	(372,361,517)
Net unrealized appreciation on investments	71,543
Net assets	$207,479,418

Investor Class:
Net assets	$89,070,773
Capital shares outstanding	2,599,259
Net asset value per share	$34.27

A-Class:
Net assets	$17,676,405
Capital shares outstanding	533,866
Net asset value per share	$33.11
Maximum offering price per share (Net asset value divided by 95.25%)	$34.76

C-Class:
Net assets	$27,899,295
Capital shares outstanding	947,043
Net asset value per share	$29.46

H-Class:
Net assets	$72,832,945
Capital shares outstanding	2,199,002
Net asset value per share	$33.12

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 177

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$600,927
Interest	259,993
Total investment income	860,920

Expenses:
Management fees	1,845,903
Transfer agent and administrative fees	512,750
Distribution and service fees:
Advisor Class	18,893
A-Class	57,327
C-Class	348,297
H-Class	72,335
Portfolio accounting fees	203,832
Short interest expense	4,249,163
Custodian fees	23,821
Trustees’ fees*	14,867
Line of credit fees	521
Miscellaneous	256,164
Total expenses	7,603,873
Net investment loss	(6,742,953)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	86,730
Investments in affiliated issuers	(351,102)
Futures contracts	1,321,738
Securities sold short	(3,607,505)
Net realized loss	(2,550,139)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(50,581)
Investments in affiliated issuers	72,643
Securities sold short	2,532,338
Futures contracts	1,300,717
Net change in unrealized appreciation (depreciation)	3,855,117
Net realized and unrealized gain	1,304,978
Net decrease in net assets resulting from operations	$(5,437,975)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

178 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(6,742,953)	$(9,014,925)
Net realized loss on investments	(2,550,139)	(72,078,090)
Net change in unrealized appreciation (depreciation) on investments	3,855,117	(905,546)
Net decrease in net assets resulting from operations	(5,437,975)	(81,998,561)

Capital share transactions:
Proceeds from sale of shares
Investor Class	419,488,684	297,049,590
Advisor Class**	77,182,234	2,869,893,061
A-Class	21,327,705	9,691,719
C-Class	10,592,963	31,214,542
H-Class**	2,119,121,239	1,071,187,111 *
Cost of shares redeemed
Investor Class	(430,488,671)	(332,060,409)
Advisor Class**	(80,838,817)	(2,856,681,364)
A-Class	(24,329,743)	(29,814,806)
C-Class	(17,049,334)	(40,220,259)
H-Class**	(2,100,739,161)	(1,021,206,700)*
Conversion activity**
Advisor Class	(8,597,033)	—
H-Class	8,597,033	—
Net decrease from capital share transactions	(5,732,901)	(947,515)
Net decrease in net assets	(11,170,876)	(82,946,076)

Net assets:
Beginning of year	218,650,294	301,596,370
End of year	$207,479,418	$218,650,294
Accumulated net investment loss at end of year	$(1,260,455)	$(1,507,712)

Capital share activity:
Shares sold
Investor Class	11,180,250	7,228,729
Advisor Class**	2,146,208	70,764,860
A-Class	580,663	258,256
C-Class	319,610	864,726
H-Class**	58,800,072	29,826,219 *
Shares redeemed
Investor Class	(11,534,880)	(8,137,808)
Advisor Class**	(2,246,748)	(70,800,361)
A-Class	(669,422)	(751,587)
C-Class	(527,194)	(1,130,632)
H-Class**	(58,103,890)	(28,562,804)*
Conversion activity**
Advisor Class	(245,419)	—
H-Class	239,405	—
Net increase (decrease) in shares	(61,345)	(440,402)

*	Since commencement of operations: September 18, 2014.
**	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$35.78	$46.01	$43.94	$48.33	$65.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.15)	(1.15)	(1.65)	(1.20)	(2.15)
Net gain (loss) on investments (realized and unrealized)	(.36)	(9.08)	3.72	(3.19)	(14.94)
Total from investment operations	(1.51)	(10.23)	2.07	(4.39)	(17.09)
Net asset value, end of period	$34.27	$35.78	$46.01	$43.94	$48.33

Total Return[b]	(4.22%)	(22.23%)	4.69%	(9.10%)	(26.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,071	$105,696	$177,735	$143,739	$247,454
Ratios to average net assets:
Net investment income (loss)	(3.07%)	(2.80%)	(3.46%)	(2.82%)	(3.99%)
Total expenses[c,f]	3.48%	3.15%	3.50%	2.99%	4.13%
Portfolio turnover rate	838%	2,190%	1,097%	1,309%	1,107%

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$34.66	$44.68	$42.77	$47.18	$64.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.20)	(1.23)	(1.73)	(1.35)	(2.25)
Net gain (loss) on investments (realized and unrealized)	(.35)	(8.79)	3.64	(3.06)	(14.57)
Total from investment operations	(1.55)	(10.02)	1.91	(4.41)	(16.82)
Net asset value, end of period	$33.11	$34.66	$44.68	$42.77	$47.18

Total Return[b]	(4.47%)	(22.43%)	4.51%	(9.43%)	(26.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,676	$21,580	$49,859	$32,842	$37,607
Ratios to average net assets:
Net investment income (loss)	(3.32%)	(3.06%)	(3.73%)	(3.20%)	(4.24%)
Total expenses[c,f]	3.75%	3.40%	3.78%	3.37%	4.38%
Portfolio turnover rate	838%	2,190%	1,097%	1,309%	1,107%

180 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$31.07	$40.35	$38.92	$43.25	$59.09
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.31)	(1.36)	(1.86)	(1.50)	(2.40)
Net gain (loss) on investments (realized and unrealized)	(.30)	(7.92)	3.29	(2.83)	(13.44)
Total from investment operations	(1.61)	(9.28)	1.43	(4.33)	(15.84)
Net asset value, end of period	$29.46	$31.07	$40.35	$38.92	$43.25

Total Return[b]	(5.18%)	(23.00%)	3.73%	(10.06%)	(26.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,899	$35,874	$57,323	$55,404	$69,472
Ratios to average net assets:
Net investment income (loss)	(4.08%)	(3.78%)	(4.45%)	(3.96%)	(4.98%)
Total expenses[c,f]	4.50%	4.14%	4.49%	4.13%	5.12%
Portfolio turnover rate	838%	2,190%	1,097%	1,309%	1,107%

H-Class	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$34.67	$41.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.15)	(.52)
Net gain (loss) on investments (realized and unrealized)	(.40)	(6.66)
Total from investment operations	(1.55)	(7.18)
Net asset value, end of period	$33.12	$34.67

Total Return[b]	(4.47%)	(17.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,833	$43,800
Ratios to average net assets:
Net investment income (loss)	(3.17%)	(2.75%)
Total expenses[c,f]	3.61%	3.07%
Portfolio turnover rate	838%	2,190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

[e]	Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014.
[f]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratio for the period and years ended would be:

	3/31/16	3/31/15	3/31/14	3/28/13	3/31/12
Investor Class	1.40%	1.40%	1.41%	1.39%	1.39%
A-Class	1.65%	1.65%	1.66%	1.64%	1.65%
C-Class	2.40%	2.40%	2.41%	2.39%	2.40%
H-Class	1.65%	1.60%	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 181

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

High Yield Strategy Fund H-Class returned 1.36% for the one-year period ended March 31, 2016. For comparison, the Barclays U.S. Corporate High Yield Index returned -3.69%.

After a difficult 2015 and early 2016, high yield reversed course midway through the first quarter of 2016. This rise, which occurred in conjunction with rising oil prices, supported the view that the decline in leveraged credit over much of the period was tied to the commodity bear market, and a sentiment-driven spillover into credits tied to other industries. The primary driver of recent wide spreads in the high-yield market continued to persist through the end March 2016, as the oil market remained characterized by a significant supply-demand imbalance. Among the near-term risks were further weakness in oil, the impact of a potential Fed hike over the summer, and the meaningful wave of downgrades that lie ahead in oil and basic materials.

The consumer, cyclical and the consumer non-cyclical sectors contributed the most to the performance of the Barclays U.S. Corporate High Yield Index. The energy and basic industry (including mining) segments detracted the most.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

182 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	21.3%
iShares iBoxx $ High Yield Corporate Bond ETF	8.6%
SPDR Barclays High Yield Bond ETF	8.5%
Guggenheim Strategy Fund II	7.2%
Total	45.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	Since Inception (04/16/07)
A-Class Shares	1.66%	6.54%	6.07%
A-Class Shares with sales charge†	-3.18%	5.51%	5.49%
C-Class Shares	0.70%	5.71%	5.25%
C-Class Shares with CDSC‡	-0.27%	5.71%	5.25%
H-Class Shares	1.36%	6.56%	6.07%
Barclays U.S. Corporate High Yield Index	-3.69%	4.93%	6.48%
S&P 500 Index	1.78%	11.58%	6.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 183

SCHEDULE OF INVESTMENTS	March 31, 2016
HIGH YIELD STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS - 17.1%
iShares iBoxx $ High Yield Corporate Bond ETF	843,590	$68,912,867
SPDR Barclays High Yield Bond ETF	1,973,015	67,575,764
Total Exchange-Traded Funds
(Cost $132,354,322)		136,488,631

MUTUAL FUNDS† - 28.5%
Guggenheim Strategy Fund I1	6,848,885	169,920,842
Guggenheim Strategy Fund II1	2,325,041	57,405,255
Total Mutual Funds
(Cost $227,149,372)		227,326,097

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 30.2%
Federal Home Loan Bank[2]
0.08% due 04/01/16	$100,000,000	100,000,000
0.23% due 04/01/16	30,000,000	30,000,000
0.25% due 04/06/16	6,600,000	6,599,771
0.20% due 04/01/16	4,000,000	4,000,000
Total Federal Home Loan Bank		140,599,771
Fannie Mae[3]
0.08% due 04/01/16	100,000,000	100,000,000
Total Federal Agency Discount Notes
(Cost $240,599,771)		240,599,771

REPURCHASE AGREEMENTS††,4 - 14.1%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	83,709,434	83,709,434
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	28,464,766	28,464,766
Total Repurchase Agreements
(Cost $112,174,200)		112,174,200

Total Investments - 89.9%
(Cost $712,277,665)		$716,588,699
Other Assets & Liabilities, net - 10.1%		80,236,421
Total Net Assets - 100.0%		$796,825,120

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2016 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $568,284,820)	4,689	$2,828,738

CENTRALLY CLEARED CREDIT DEFAULT SWAPS PROTECTION SOLD††

Index	Counterparty	Exchange	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.NA.HY.26 Index	Barclays Bank plc	ICE	5.00%	06/20/21	$280,100,000	$(287,802,750)	$4,391,841	$3,310,909
CDX.NA.HY.26 Index	Goldman Sachs International	ICE	5.00%	06/20/21	$361,200,000	$(371,133,000)	5,003,568	4,929,432
							$9,395,409	$8,240,341

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Repurchase Agreements — See Note 5.
plc — Public Limited Company
CDX.NA.HY.26 Index — Credit Default Swap North American High Yield Series 26 Index
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

184 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Exchange-Traded Funds	$136,488,631	$—	$—	$—	$—	$136,488,631
Credit Default Swaps	—	—	—	8,240,341	—	8,240,341
Federal Agency Discount Notes	—	—	240,599,771	—	—	240,599,771
Interest Rate Futures Contracts	—	2,828,738	—	—	—	2,828,738
Mutual Funds	227,326,097	—	—	—	—	227,326,097
Repurchase Agreements	—	—	112,174,200	—	—	112,174,200
Total	$363,814,728	$2,828,738	$352,773,971	$8,240,341	$—	$727,657,778

*	Other financial instruments include futures contracts and credit default swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 185

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $372,954,093)	$377,088,402
Investments in affiliated issuers, at value (cost $227,149,372)	227,326,097
Repurchase agreements, at value (cost $112,174,200)	112,174,200
Total investments (cost $712,277,665)	716,588,699
Segregated cash with broker	20,925,207
Unamortized upfront premiums paid on credit default swaps	9,395,409
Unrealized appreciation on swap agreements	8,240,341
Receivables:
Fund shares sold	44,159,680
Variation margin	1,086,436
Protection fees on credit default swap	979,764
Interest	701
Dividends	241,250
Total assets	801,617,487

Liabilities:
Payable for:
Fund shares redeemed	2,388,475
Securities purchased	1,464,292
Management fees	439,816
Distribution and service fees	147,839
Transfer agent and administrative fees	146,606
Portfolio accounting fees	44,965
Miscellaneous	160,374
Total liabilities	4,792,367
Commitments and contingent liabilities (Note 13)	—
Net assets	$796,825,120

Net assets consist of:
Paid in capital	$786,592,294
Accumulated net investment income	5,356,385
Accumulated net realized loss on investments	(10,503,672)
Net unrealized appreciation on investments	15,380,113
Net assets	$796,825,120

A-Class:
Net assets	$11,786,677
Capital shares outstanding	505,334
Net asset value per share	$23.32
Maximum offering price per share (Net asset value divided by 95.25%)	$24.48

C-Class:
Net assets	$2,020,054
Capital shares outstanding	95,050
Net asset value per share	$21.25

H-Class:
Net assets	$783,018,389
Capital shares outstanding	33,588,384
Net asset value per share	$23.31

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers	$1,156,559
Dividends from securities of affiliated issuers	1,018,424
Interest	125,023
Income from securities lending, net	17,677
Total investment income	2,317,683

Expenses:
Management fees	2,021,278
Transfer agent and administrative fees	673,760
Distribution and service fees:
A-Class	25,581
C-Class	23,802
H-Class	642,228
Portfolio accounting fees	227,931
Tax expense	34,593
Custodian fees	31,292
Trustees’ fees*	13,698
Line of credit fees	282
Miscellaneous	326,752
Total expenses	4,021,197
Net investment loss	(1,703,514)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,236,410)
Investments in affiliated issuers	104,292
Swap agreements	12,943,952
Futures contracts	(4,322,206)
Net realized gain	6,489,628
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,974,143
Investments in affiliated issuers	(20,455)
Swap agreements	6,585,981
Futures contracts	(84,465)
Net change in unrealized appreciation (depreciation)	10,455,204
Net realized and unrealized gain	16,944,832
Net increase in net assets resulting from operations	$15,241,318

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

186 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,703,514)	$(1,594,178)
Net realized gain (loss) on investments	6,489,628	(416,193)
Net change in unrealized appreciation (depreciation) on investments	10,455,204	4,983,734
Net increase in net assets resulting from operations	15,241,318	2,973,363

Distributions to shareholders from:
Net investment income
A-Class	(371,618)	—
C-Class	(81,569)	—
H-Class	(7,985,052)	—
Total distributions to shareholders	(8,438,239)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	146,402,399	111,821,153
C-Class	6,136,367	6,349,542
H-Class	2,450,058,825	1,444,459,495
Distributions reinvested
A-Class	324,878	—
C-Class	77,774	—
H-Class	7,939,241	—
Cost of shares redeemed
A-Class	(143,631,198)	(114,269,767)
C-Class	(7,731,465)	(7,975,098)
H-Class	(2,304,764,599)	(913,063,243)
Net increase from capital share transactions	154,812,222	527,322,082
Net increase in net assets	161,615,301	530,295,445

Net assets:
Beginning of year	635,209,819	104,914,374
End of year	$796,825,120	$635,209,819
Undistributed net investment income at end of year	$5,356,385	$5,031,017

Capital share activity:
Shares sold
A-Class	6,185,339	4,778,273
C-Class	292,032	295,743
H-Class	106,740,553	61,500,842
Shares issued from reinvestment of distributions
A-Class	14,262	—
C-Class	3,739	—
H-Class	348,212	—
Shares redeemed
A-Class	(6,118,943)	(4,899,564)
C-Class	(365,790)	(370,259)
H-Class	(99,505,770)	(39,302,340)
Net increase in shares	7,593,634	22,002,695

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 187

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$23.84	$22.89	$25.16	$22.93	$21.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.15)	(.30)	(.22)	(.27)
Net gain (loss) on investments (realized and unrealized)	.46	1.10	2.13	3.13	1.77
Total from investment operations	.37	.95	1.83	2.91	1.50
Less distributions from:
Net investment income	(.89)	—	(1.14)	(.43)	(.55)
Net realized gains	—	—	(2.96)	(.25)	—
Total distributions	(.89)	—	(4.10)	(.68)	(.55)
Net asset value, end of period	$23.32	$23.84	$22.89	$25.16	$22.93

Total Return[b]	1.66%	4.06%	7.53%	12.86%	6.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,787	$10,123	$12,499	$10,777	$11,890
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.63%)	(1.21%)	(0.92%)	(1.21%)
Total expenses[c]	1.49%	1.50%	1.53%	1.50%	1.49%
Portfolio turnover rate	521%	393%	205%	95%	583%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$22.01	$21.29	$23.83	$21.92	$21.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.27)	(.44)	(.37)	(.45)
Net gain (loss) on investments (realized and unrealized)	.32	.99	2.00	2.96	1.73
Total from investment operations	.13	.72	1.56	2.59	1.28
Less distributions from:
Net investment income	(.89)	—	(1.14)	(.43)	(.55)
Net realized gains	—	—	(2.96)	(.25)	—
Total distributions	(.89)	—	(4.10)	(.68)	(.55)
Net asset value, end of period	$21.25	$22.01	$21.29	$23.83	$21.92

Total Return[b]	0.70%	3.33%	6.74%	11.98%	6.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,020	$3,632	$5,100	$6,958	$7,343
Ratios to average net assets:
Net investment income (loss)	(0.88%)	(1.25%)	(1.89%)	(1.62%)	(2.10%)
Total expenses[c]	2.24%	2.25%	2.28%	2.27%	2.25%
Portfolio turnover rate	521%	393%	205%	95%	583%

188 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$23.90	$22.94	$25.12	$22.90	$21.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.19)	(.24)	(.24)	(.28)
Net gain (loss) on investments (realized and unrealized)	.45	1.15	2.16	3.14	1.78
Total from investment operations	.30	.96	1.92	2.90	1.50
Less distributions from:
Net investment income	(.89)	—	(1.14)	(.43)	(.55)
Net realized gains	—	—	(2.96)	(.25)	—
Total distributions	(.89)	—	(4.10)	(.68)	(.55)
Net asset value, end of period	$23.31	$23.90	$22.94	$25.12	$22.90

Total Return[b]	1.36%	4.14%	7.86%	12.83%	6.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$783,018	$621,455	$87,315	$434,113	$266,950
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.81%)	(0.97%)	(0.99%)	(1.26%)
Total expenses[c]	1.49%	1.46%	1.53%	1.51%	1.49%
Portfolio turnover rate	521%	393%	205%	95%	583%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 189

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Inverse High Yield Strategy Fund H-Class returned -6.67% for the one year period ended March 31, 2016. For comparison, the Barclays U.S. Corporate High Yield Index returned -3.69%.

After a difficult 2015 and early 2016, high yield reversed course midway through the first quarter of 2016. This rise, which occurred in conjunction with rising oil prices, supported the view that the decline in leveraged credit over much of the period was tied to the commodity bear market, and a sentiment-driven spillover into credits tied to other industries. The primary driver of recent wide spreads in the high-yield market continued to persist through the end of March 2016, as the oil market remained characterized by a significant supply-demand imbalance. Among the near-term risks were further weakness in oil, the impact of a potential Fed hike over the summer, and the meaningful wave of downgrades that lie ahead in oil and basic materials.

The consumer, cyclical and the consumer non-cyclical sectors contributed the most to the performance of the Barclays U.S. Corporate High Yield Index. The energy and basic industry (including mining) segments detracted the most.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

190 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	30.2%
Guggenheim Strategy Fund II	29.9%
Total	60.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	Since Inception (04/16/07)
A-Class Shares	-6.81%	-10.94%	-10.49%
A-Class Shares with sales charge†	-11.24%	-11.80%	-10.97%
C-Class Shares	-7.59%	-11.47%	-11.05%
C-Class Shares with CDSC‡	-8.52%	-11.47%	-11.05%
H-Class Shares	-6.67%	-10.71%	-10.34%
Barclays U.S. Corporate High Yield Index	-3.69%	4.93%	6.48%
S&P 500 Index	1.78%	11.58%	6.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 191

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 60.1%
Guggenheim Strategy Fund I1	82,907	$2,056,929
Guggenheim Strategy Fund II1	82,343	2,033,059
Total Mutual Funds
(Cost $4,090,376)		4,089,988

	Face Amount

REPURCHASE AGREEMENTS††,2 - 101.1%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$5,135,347	5,135,347
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	1,746,236	1,746,236
Total Repurchase Agreements
(Cost $6,881,583)		6,881,583

Total Investments - 161.2%
(Cost $10,971,959)		$10,971,571
Other Assets & Liabilities, net - (61.2)%		(4,164,386)
Total Net Assets - 100.0%		$6,807,185

	Contracts	Unrealized Loss

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2016 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $5,938,570)	49	$(5,700)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS PROTECTION PURCHASED††

Index	Counterparty	Exchange	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.26 Index	Goldman Sachs International	ICE	5.00%	06/20/21	$4,600,000	$4,726,500	$(64,351)	$(62,149)
CDX.NA.HY.26 Index	Barclays Bank plc	ICE	5.00%	06/20/21	2,050,000	2,106,375	(28,678)	(27,697)
							$(93,029)	$(89,846)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
plc — Public Limited Company
CDX.NA.HY.26 Index — Credit Default Swap North American High Yield Series 26 Index
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

192 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Mutual Funds	$4,089,988	$—	$—	$—	$—	$4,089,988
Repurchase Agreements	—	—	6,881,583	—	—	6,881,583
Total	$4,089,988	$—	$6,881,583	$—	$—	$10,971,571

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Credit Default Swaps	$—	$—	$—	$89,846	$—	$89,846
Interest Rate Futures Contracts	—	5,700	—	—	—	5,700
Total	$—	$5,700	$—	$89,846	$—	$95,546

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 193

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in affiliated issuers, at value (cost $4,090,376)	$4,089,988
Repurchase agreements, at value (cost $6,881,583)	6,881,583
Total investments (cost $10,971,959)	10,971,571
Segregated cash with broker	782,390
Receivables:
Fund shares sold	12,028
Dividends	6,299
Interest	43
Total assets	11,772,331

Liabilities:
Unamortized upfront premiums received on credit default swaps	93,029
Unrealized depreciation on swap agreements	89,846
Payable for:
Fund shares redeemed	4,584,757
Securities purchased	133,010
Variation margin	21,157
Protection fees on credit default swaps	10,228
Management fees	10,096
Distribution and service fees	4,494
Transfer agent and administrative fees	3,365
Portfolio accounting fees	1,346
Miscellaneous	13,818
Total liabilities	4,965,146
Commitments and contingent liabilities (Note 13)	—
Net assets	$6,807,185

Net assets consist of:
Paid in capital	$22,521,125
Accumulated net investment loss	(524,020)
Accumulated net realized loss on investments	(15,093,986)
Net unrealized depreciation on investments	(95,934)
Net assets	$6,807,185

A-Class:
Net assets	$2,641,654
Capital shares outstanding	147,393
Net asset value per share	$17.92
Maximum offering price per share (Net asset value divided by 95.25%)	$18.81

C-Class:
Net assets	$1,652,867
Capital shares outstanding	97,700
Net asset value per share	$16.92

H-Class:
Net assets	$2,512,664
Capital shares outstanding	138,248
Net asset value per share	$18.18

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$241,732
Interest	20,702
Total investment income	262,434

Expenses:
Management fees	322,909
Transfer agent and administrative fees	107,636
Distribution and service fees:
A-Class	22,693
C-Class	13,052
H-Class	81,680
Portfolio accounting fees	43,054
Custodian fees	5,047
Trustees’ fees*	2,915
Miscellaneous	55,161
Total expenses	654,147
Net investment loss	(391,713)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(35)
Investments in affiliated issuers	(194,556)
Swap agreements	2,511,150
Futures contracts	(2,454,387)
Net realized loss	(137,828)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,037)
Investments in affiliated issuers	(388)
Swap agreements	(80,174)
Futures contracts	12,219
Net change in unrealized appreciation (depreciation)	(70,380)
Net realized and unrealized loss	(208,208)
Net decrease in net assets resulting from operations	$(599,921)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

194 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(391,713)	$(170,580)
Net realized loss on investments	(137,828)	(2,039,229)
Net change in unrealized appreciation (depreciation) on investments	(70,380)	(27,512)
Net decrease in net assets resulting from operations	(599,921)	(2,237,321)

Capital share transactions:
Proceeds from sale of shares
A-Class	259,628,046	159,702,077
C-Class	6,506,143	1,688,742
H-Class	1,025,905,429	127,515,789
Cost of shares redeemed
A-Class	(256,881,526)	(163,681,021)
C-Class	(5,476,553)	(2,426,887)
H-Class	(1,025,503,843)	(126,501,026)
Net increase (decrease) from capital share transactions	4,177,696	(3,702,326)
Net increase (decrease) in net assets	3,577,775	(5,939,647)

Net assets:
Beginning of year	3,229,410	9,169,057
End of year	$6,807,185	$3,229,410
Accumulated net investment loss at end of year	$(524,020)	$(81,106)

Capital share activity:
Shares sold
A-Class	13,577,516	7,767,769
C-Class	363,762	86,161
H-Class	53,359,685	6,204,216
Shares redeemed
A-Class	(13,449,441)	(7,990,799)
C-Class	(306,152)	(123,220)
H-Class	(53,330,482)	(6,209,959)
Net increase (decrease) in shares	214,888	(265,832)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 195

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$19.23	$21.27	$23.98	$28.15	$31.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.21)	(.35)	(.37)	(.43)
Net gain (loss) on investments (realized and unrealized)	(1.11)	(1.83)	(2.36)	(3.80)	(3.41)
Total from investment operations	(1.31)	(2.04)	(2.71)	(4.17)	(3.84)
Net asset value, end of period	$17.92	$19.23	$21.27	$23.98	$28.15

Total Return[b]	(6.81%)	(9.59%)	(11.30%)	(14.81%)	(11.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,642	$372	$5,155	$157	$556
Ratios to average net assets:
Net investment income (loss)	(1.07%)	(1.02%)	(1.52%)	(1.38%)	(1.39%)
Total expenses[c]	1.50%	1.52%	1.54%	1.49%	1.51%
Portfolio turnover rate	1,722%	784%	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$18.31	$20.23	$22.98	$27.21	$31.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.30)	(.50)	(.53)	(.55)
Net gain (loss) on investments (realized and unrealized)	(1.10)	(1.62)	(2.25)	(3.70)	(3.36)
Total from investment operations	(1.39)	(1.92)	(2.75)	(4.23)	(3.91)
Net asset value, end of period	$16.92	$18.31	$20.23	$22.98	$27.21

Total Return[b]	(7.59%)	(9.49%)	(11.97%)	(15.51%)	(12.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,653	$734	$1,561	$2,037	$693
Ratios to average net assets:
Net investment income (loss)	(1.60%)	(1.53%)	(2.28%)	(2.13%)	(1.87%)
Total expenses[c]	2.25%	2.25%	2.30%	2.25%	2.26%
Portfolio turnover rate	1,722%	784%	—	—	—

196 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$19.48	$21.37	$24.04	$28.22	$32.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.19)	(.35)	(.36)	(.47)
Net gain (loss) on investments (realized and unrealized)	(1.14)	(1.70)	(2.32)	(3.82)	(3.35)
Total from investment operations	(1.30)	(1.89)	(2.67)	(4.18)	(3.82)
Net asset value, end of period	$18.18	$19.48	$21.37	$24.04	$28.22

Total Return[b]	(6.67%)	(8.84%)	(11.11%)	(14.81%)	(11.92%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,513	$2,124	$2,453	$9,208	$13,357
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(0.93%)	(1.50%)	(1.38%)	(1.51%)
Total expenses[c]	1.50%	1.51%	1.52%	1.50%	1.51%
Portfolio turnover rate	1,722%	784%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 197

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the one-year period ended March 31, 2016, U.S. Government Money Market Fund returned 0.00%.

Interest rates remained at low levels throughout the period, although the U.S. Federal Reserve did increase its federal funds rate by 25 basis points in December, starting the process of a return to normalization of interest rates after seven years of unprecedented liquidity provision. Short-term government agency and repurchase agreement rates were range-bound through the period.

Effective August 1, 2016, Government Money Market - Money Market Class will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash (the Fund currently invests at least 80% of its net assets in such securities). As a government money market fund, the Fund will continue to seek to maintain a stable $1.00 net asset value, though there is no guarantee that it will be able to do so.

The changes are the result of recent SEC amendments to Rule 2a-7 under the Investment Company Act of 1940. Government Money Market - Money Market Class will not impose liquidity fees and/or redemption gates. Even though strict regulations of government money market funds can result in lower yields, such funds may also have a high degree of safety and liquidity.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN — Federal Agency Discount Note
FAN — Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Money Market Class	0.00%	0.00%	0.90%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

198 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 24.1%
Federal Farm Credit Bank[1]
0.52% due 07/20/16[2]	$42,000,000	$42,005,152
0.57% due 12/14/16[2]	25,000,000	24,998,226
0.42% due 07/08/16[2]	23,000,000	23,000,000
Total Federal Farm Credit Bank		90,003,378
Federal Home Loan Bank[1]
0.52% due 10/19/16[2]	45,000,000	45,000,000
0.54% due 10/12/16[2]	20,000,000	19,998,837
Total Federal Home Loan Bank		64,998,837
Total Federal Agency Notes
(Cost $155,002,215)		155,002,215

FEDERAL AGENCY DISCOUNT NOTES†† - 24.0%
Federal Home Loan Bank[1]
0.39% due 06/10/16	100,000,000	99,924,167
0.58% due 09/14/16	20,000,000	19,946,511
0.25% due 04/01/16	14,242,000	14,242,000
Total Federal Home Loan Bank		134,112,678
Federal Farm Credit Bank[1]
0.29% due 05/02/16	11,772,000	11,768,959
Freddie Mac[3]
0.27% due 04/04/16	8,500,000	8,499,805
Total Federal Agency Discount Notes
(Cost $154,381,442)		154,381,442

U.S. GOVERNMENT SECURITIES†† - 10.7%
U.S. Treasury Notes
0.37% due 07/31/16[2]	44,107,000	44,113,388
0.40% due 10/31/16[2]	25,000,000	25,001,911
Total U.S. Treasury Notes		69,115,299
Total U.S. Government Securities
(Cost $69,115,299)		69,115,299

CORPORATE BONDS†† - 1.0%
Financial Institutions - 1.0%
National Australia Bank Limited
1.16% due 07/25/16[2]	4,830,000	4,836,558
Canadian Imperial Bank of Commerce
1.13% due 07/18/16[2]	1,820,000	1,822,102
Total Financial Institutions		6,658,660
Total Corporate Bonds
(Cost $6,658,660)		6,658,660

COMMERCIAL PAPER†† - 20.9%
Nordea Bank AB
0.68% due 06/06/16	10,000,000	9,987,533
0.67% due 07/18/16	10,000,000	9,979,750
Total Nordea Bank AB		19,967,283
Bank of Nova Scotia
0.72% due 06/06/16	15,000,000	14,979,873
ING US Funding LLC
0.67% due 06/10/16	10,000,000	9,986,972
0.84% due 07/06/16	5,000,000	4,988,800
Total ING US Funding LLC		14,975,772
Coca-Cola Company
0.67% due 07/11/16	15,000,000	14,971,804
Skandinaviska Enskilda Banken AB
0.80% due 07/29/16	15,000,000	14,960,334
Prudential plc
0.70% due 06/15/16	10,000,000	9,985,417
Danske Corporation
0.82% due 07/07/16[4]	10,000,000	9,977,906
Societe Generale SA
0.83% due 07/06/16	10,000,000	9,977,867
UBS Finance Delaware LLC
0.85% due 07/05/16	10,000,000	9,977,569
Toyota Motor Credit Corp
0.82% due 07/29/16	10,000,000	9,972,894
Natixis NY Branch
0.70% due 05/31/16	5,000,000	4,994,167
Total Commercial Paper
(Cost $134,740,886)		134,740,886

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 199

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

REPURCHASE AGREEMENTS†† - 33.0%
Individual Repurchase Agreement
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16 (secured by U.S. Treasury Notes, 0.13% 01/15/22 - 07/15/22 with a value of $151,427,409) to be repurchased at $148,459,188	$148,458,240	$148,458,240

Joint Repurchase Agreements[5]
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	47,522,602	47,522,602
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	16,159,705	16,159,705
Total Repurchase Agreements
(Cost $212,140,547)		212,140,547

Total Investments - 113.7%
(Cost $732,039,049)		$732,039,049
Other Assets & Liabilities, net - (13.7)%		(88,166,999)
Total Net Assets - 100.0%		$643,872,050

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $9,977,906 (cost $9,977,906), or 1.5% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[5]	Repurchase Agreements — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

200 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$134,740,886	$—	$134,740,886
Corporate Bonds	—	6,658,660	—	6,658,660
Federal Agency Discount Notes	—	154,381,442	—	154,381,442
Federal Agency Notes	—	155,002,215	—	155,002,215
Repurchase Agreements	—	212,140,547	—	212,140,547
U.S. Government Securities	—	69,115,299	—	69,115,299
Total	$—	$732,039,049	$—	$732,039,049

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 201

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $519,898,502)	$519,898,502
Repurchase agreements, at value (cost $212,140,547)	212,140,547
Total investments (cost $732,039,049)	732,039,049
Receivables:
Fund shares sold	31,058,627
Interest	187,954
Total assets	763,285,630

Liabilities:
Overdraft due to custodian bank	125
Payable for:
Fund shares redeemed	119,046,665
Transfer agent and administrative fees	119,049
Portfolio accounting fees	46,180
Management fees	7,931
Miscellaneous	193,630
Total liabilities	119,413,580
Commitments and contingent liabilities (Note 13)	—
Net assets	$643,872,050

Net assets consist of:
Paid in capital	$643,542,699
Undistributed net investment income	—
Accumulated net realized gain on investments	329,351
Net assets	$643,872,050
Capital shares outstanding	644,118,946
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Interest	$2,014,355
Other income	985
Total investment income	2,015,340

Expenses:
Management fees	4,673,743
Transfer agent and administrative fees	1,869,515
Portfolio accounting fees	616,695
Registration fees	589,930
Custodian fees	108,810
Trustees’ fees*	65,649
Line of credit fees	295
Miscellaneous	583,965
Total expenses	8,508,602
Less:
Expenses waived by service company	(1,773,061)
Expenses waived by Adviser	(4,720,543)
Total waived expenses	(6,493,604)
Net expenses	2,014,998
Net investment income	342

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	347,141
Net realized gain	347,141
Net increase in net assets resulting from operations	$347,483

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

202 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$342	$300
Net realized gain (loss) on investments	347,141	(17,790)
Net increase (decrease) in net assets resulting from operations	347,483	(17,490)

Distributions to shareholders from:
Net investment income	(342)	(526)
Net realized gains	—	(21,943)
Total distributions to shareholders	(342)	(22,469)

Capital share transactions:
Proceeds from sale of shares	12,102,235,298	10,417,562,989
Distributions reinvested	264	22,085
Cost of shares redeemed	(12,153,259,388)	(10,503,131,193)
Net decrease from capital share transactions	(51,023,826)	(85,546,119)
Net decrease in net assets	(50,676,685)	(85,586,078)

Net assets:
Beginning of year	694,548,735	780,134,813
End of year	$643,872,050	$694,548,735
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	12,102,235,298	10,417,562,989
Shares issued from reinvestment of distributions	270	22,293
Shares redeemed	(12,153,259,388)	(10,503,131,193)
Net decrease in shares	(51,023,820)	(85,545,911)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 203

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Money Market Class[a]	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013	Period Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	— [b]	— [b]	— [b]	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	— [b]	— [b]	— [b]	— [b]
Total from investment operations	— [b]	— [b]	— [b]	— [b]	— [b]
Less distributions from:
Net investment income	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net realized gains	—	(—)[b]	(—)[b]	—	(—)[b]
Total distributions	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$643,872	$694,549	$780,135	$848,370	$607,565
Ratios to average net assets:
Net investment income (loss)	0.00%[d]	0.00%[d]	0.00%[d]	0.00%[d]	0.00%[d]
Total expenses	0.91%	0.92%	0.93%	0.95%	0.91%
Net expenses[c]	0.22%	0.08%	0.09%	0.17%	0.11%
Portfolio turnover rate	—	—	—	—	—

[a]

Effective June 15, 2012, the Fund’s Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares and Investor2 Class shares were converted into the newly created Money Market Class. The financial highlights for periods prior to that date reflect the performance of the former Investor Class.

[b]	Less than $0.01 per share.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Less than 0.01%.

204 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2016, the Trust consisted of fifty-three funds.

This report covers the Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company, with the exception of the U.S. Government Money Markey Fund, which is a diversified investment company. Only Investor Class, A-Class, C-Class, H-Class and Money Market Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2016, afternoon NAV.

THE RYDEX FUNDS ANNUAL REPORT | 205

NOTES TO FINANCIAL STATEMENTS (continued)

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, provided such amount approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i)

206 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

F. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

THE RYDEX FUNDS ANNUAL REPORT | 207

NOTES TO FINANCIAL STATEMENTS (continued)

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

G. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

H. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

I. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

J. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.25% at March 31, 2016.

K. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate

208 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity,	$22,199,797	$—
S&P 500® Fund	Index exposure, Liquidity	14,113,113	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	2,656,975
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,087,348	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	4,958,955
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	6,979,268	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	181,520
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,296,555	—
Russell 2000® Fund	Index exposure, Leverage, Liquidity	749,655	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	1,020,313
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	3,822,985	—
Government Long Bond 1.2x Strategy Fund	Index exposure, Leverage, Liquidity, Duration	51,822,586	—
Inverse Government Long Bond Strategy Fund	Index exposure, Liquidity, Duration	—	77,663,961
High Yield Strategy Fund	Index exposure, Liquidity, Duration	159,463,955	—
Inverse High Yield Strategy Fund	Index exposure, Liquidity, Duration	—	42,144,547

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NOTES TO FINANCIAL STATEMENTS (continued)

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$118,943,637	$—
S&P 500® Fund	Index exposure, Liquidity	43,384,295	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	141,502,718
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	67,355,053	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	32,094,362
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	15,606,723	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	4,021,350
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	12,170,307	—
Russell 2000® Fund	Index exposure, Leverage, Liquidity	14,662,237	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	40,238,677
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	10,837,933	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

210 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
High Yield Strategy Fund	Index exposure, Liquidity, Duration	$185,655,502	$—
Inverse High Yield Strategy Fund	Index exposure, Liquidity, Duration	—	51,134,747

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate Contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2016:

Asset Derivative Investments Value
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2016
Nova Fund	$164,064	$611,749	$—	$—	$775,813
S&P 500® Fund	274,328	465,666	—	—	739,994
Inverse S&P 500® Strategy Fund	1,338	—	—	—	1,338
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	23,360	29,528	—	—	52,888
Mid-Cap 1.5x Strategy Fund	149,439	83,084	—	—	232,523
Russell 2000® 1.5x Strategy Fund	10,302	92,343	—	—	102,645
Russell 2000® Fund	41,311	224,345	—	—	265,656
Dow Jones Industrial Average® Fund	160,718	43,245	—	—	203,963
Government Long Bond 1.2x Strategy Fund	—	—	1,504,882	—	1,504,882
Inverse Government Long Bond Strategy Fund	—	—	318,981	—	318,981
High Yield Strategy Fund	—	—	2,828,738	8,240,341	11,069,079

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NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2016
S&P 500® Fund	$—	$34,021	$—	$—	$34,021
Inverse S&P 500® Strategy Fund	—	1,179,138	—	—	1,179,138
Inverse NASDAQ-100® Strategy Fund	247,336	1,071,406	—	—	1,318,742
Inverse Mid-Cap Strategy Fund	24,045	34,604	—	—	58,649
Inverse Russell 2000® Strategy Fund	2,499	342,862	—	—	345,361
Inverse High Yield Strategy Fund	—	—	5,700	89,846	95,546

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate Contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$(534,915)	$(4,304,217)	$—	$—	$(4,839,132)
S&P 500® Fund	1,819,577	(5,019,243)	—	—	(3,199,666)
Inverse S&P 500® Strategy Fund	(1,069,710)	(15,465,987)	—	—	(16,535,697)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(12,291,243)	(39,747,626)	—	—	(52,038,869)
Inverse NASDAQ-100® Strategy Fund	3,842	(3,710,668)	—	—	(3,706,826)
Mid-Cap 1.5x Strategy Fund	1,828,163	(3,767,326)	—	—	(1,939,163)
Inverse Mid-Cap Strategy Fund	249,231	310,209	—	—	559,440
Russell 2000® 1.5x Strategy Fund	1,433,228	(1,182,700)	—	—	250,528
Russell 2000® Fund	2,075,266	470,905	—	—	2,546,171
Inverse Russell 2000® Strategy Fund	(2,809,872)	1,102,774	—	—	(1,707,098)
Dow Jones Industrial Average® Fund	169,795	336,032	—	—	505,827
Government Long Bond 1.2x Strategy Fund	—	—	9,382,592	—	9,382,592
Inverse Government Long Bond Strategy Fund	—	—	1,321,738	—	1,321,738
High Yield Strategy Fund	—	—	(4,322,206)	12,943,952	8,621,746
Inverse High Yield Strategy Fund	—	—	(2,454,387)	2,511,150	56,763

212 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$112,883	$324,292	$—	$—	$437,175
S&P 500® Fund	232,754	446,145	—	—	678,899
Inverse S&P 500® Strategy Fund	(122,206)	(738,589)	—	—	(860,795)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(369,302)	(124,275)	—	—	(493,577)
Inverse NASDAQ-100® Strategy Fund	(251,826)	(1,044,013)	—	—	(1,295,839)
Mid-Cap 1.5x Strategy Fund	148,921	(192,729)	—	—	(43,808)
Inverse Mid-Cap Strategy Fund	(24,045)	9,928	—	—	(14,117)
Russell 2000® 1.5x Strategy Fund	(3,753)	(77,690)	—	—	(81,443)
Russell 2000® Fund	(304,454)	178,089	—	—	(126,365)
Inverse Russell 2000® Strategy Fund	(8,259)	(270,032)	—	—	(278,291)
Dow Jones Industrial Average® Fund	160,718	43,245	—	—	203,963
Government Long Bond 1.2x Strategy Fund	—	—	(929,071)	—	(929,071)
Inverse Government Long Bond Strategy Fund	—	—	1,300,717	—	1,300,717
High Yield Strategy Fund	—	—	(84,465)	6,585,981	6,501,516
Inverse High Yield Strategy Fund	—	—	12,219	(80,174)	(67,955)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares (including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rates below, based on the average daily net assets of the Funds. For these services, RFS receives the following:

Fund	Transfer Agent and Administrative Fees (as a % of Net Assets)
Government Long Bond 1.2x Strategy Fund	0.20%
U.S. Government Money Market Fund	0.20%
Remaining Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
S&P 500® Fund	0.15%
Russell 2000® Fund	0.15%
Remaining Funds
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

For the year ended March 31, 2016, GFD retained sales charges of $349,121 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

214 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	— quoted prices in active markets for identical assets or liabilities.

Level 2	— significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2016, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Royal Bank of Canada			U.S. TIP Bonds
0.23%			0.13% - 0.38%
Due 04/01/16	$364,541,761	$364,544,090	04/15/17 - 07/15/23	$353,293,600	$371,832,617

HSBC Group			U.S. Treasury Strips
0.21%			0.00%
Due 04/01/16	182,287,605	182,288,668	05/15/43	392,890,600	185,933,378

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

During the year ended March 31, 2016, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations are net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of March 31, 2016, all Funds had ceased participation in securities lending.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$611,749	$—	$611,749	$—	$—	$611,749
S&P 500® Fund	Swap equity contracts	465,666	—	465,666	—	—	465,666
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	29,528	—	29,528	—	—	29,528
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	83,084	—	83,084	—	—	83,084
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	92,343	—	92,343	—	—	92,343
Russell 2000® Fund	Swap equity contracts	224,345	—	224,345	—	—	224,345
Dow Jones Industrial Average® Fund	Swap equity contracts	43,245	—	43,245	—	—	43,245

216 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on theStatements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
S&P 500® Fund	Swap equity contracts	$34,021	$—	$34,021	$—	$34,021	$—
Inverse S&P 500® Strategy Fund	Swap equity contracts	1,179,138	—	1,179,138	995,666	183,472	—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	1,071,406	—	1,071,406	1,064,312	7,094	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	34,604	—	34,604	33,577	1,027	—
Inverse Russell 2000® Strategy Fund	Swap equity contracts	342,862	—	342,862	298,964	43,898	—

[1]	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2016, the following capital loss carryforward amounts were expired or used:

Fund	Expired	Used
Nova Fund	$—	$2,155,773
Inverse NASDAQ-100® Strategy Fund	8,534,020	—
Inverse Mid-Cap Strategy Fund	850,800	531,810
Inverse Russell 2000® Strategy Fund	7,459,340	—
Government Long Bond 1.2x Strategy Fund	—	12,466,827
Inverse Government Long Bond Strategy Fund	2,188,094	1,563,156
High Yield Strategy Fund	—	218,279
Inverse High Yield Strategy Fund	—	3,296,808
U.S. Government Money Market Fund	—	17,790

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2016 is as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Nova Fund	$261,033	$—	$—	$261,033
S&P 500® Fund	2,010,881	11,389,244	—	13,400,125
Inverse S&P 500® Strategy Fund	—	—	—	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—	—
Mid-Cap 1.5x Strategy Fund	1,870,707	—	—	1,870,707
Inverse Mid-Cap Strategy Fund	—	—	—	—
Russell 2000® 1.5x Strategy Fund	978,939	—	—	978,939
Russell 2000® Fund	742,891	—	—	742,891
Inverse Russell 2000® Strategy Fund	—	—	—	—
Dow Jones Industrial Average® Fund	—	—	—	—
Government Long Bond 1.2x Strategy Fund	1,571,845	406,240	—	1,978,085
Inverse Government Long Bond Strategy Fund	—	—	—	—
High Yield Strategy Fund	8,438,239	—	—	8,438,239
Inverse High Yield Strategy Fund	—	—	—	—
U.S. Government Money Market Fund	342	—	—	342

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Nova Fund	$169,151	$—	$—	$169,151
S&P 500® Fund	1,683,213	2,899,418	—	4,582,631
Inverse S&P 500® Strategy Fund	—	—	—	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—	—
Mid-Cap 1.5x Strategy Fund	227,935	409,228	—	637,163
Inverse Mid-Cap Strategy Fund	—	—	—	—
Russell 2000® 1.5x Strategy Fund	—	244,398	—	244,398
Russell 2000® Fund	2,480,559	965,945	—	3,446,504
Inverse Russell 2000® Strategy Fund	—	—	—	—
Government Long Bond 1.2x Strategy Fund	1,497,181	—	18,073	1,515,254
Inverse Government Long Bond Strategy Fund	—	—	—	—
High Yield Strategy Fund	—	—	—	—
Inverse High Yield Strategy Fund	—	—	—	—
U.S. Government Money Market Fund	22,469	—	—	22,469

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

218 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at March 31, 2016 is as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward & Other Losses
Nova Fund	$36,022	$1,146,043	$18,214,060	$—
S&P 500® Fund	—	1,221,915	33,094,273	—
Inverse S&P 500® Strategy Fund	—	—	(1,361,037)	(337,421,996)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	—	18,942	(96,628,752)
Inverse NASDAQ-100® Strategy Fund	—	—	(1,086,587)	(47,532,840)
Mid-Cap 1.5x Strategy Fund	—	715,324	980,687	(81,090)
Inverse Mid-Cap Strategy Fund	—	—	(36,942)	(12,030,426)
Russell 2000® 1.5x Strategy Fund	—	197,147	378,429	(34,572)
Russell 2000® Fund	—	—	(1,765,612)	(158,583)
Inverse Russell 2000® Strategy Fund	—	—	(362,647)	(47,619,165)
Dow Jones Industrial Average® Fund	249,466	198,308	158,564	—
Government Long Bond 1.2x Strategy Fund	—	1,662,337	(179,277)	—
Inverse Government Long Bond Strategy Fund	—	—	(1,217,657)	(372,332,772)
High Yield Strategy Fund	5,356,385	—	10,638,274	(5,761,833)
Inverse High Yield Strategy Fund	—	—	(92,699)	(15,621,241)
U.S. Government Money Market Fund	329,351	—	—	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2016, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2017	2018	2019	Short-Term	Long-Term	Carryforward
Nova Fund	$—	$—	$—	$—	$—	$—
S&P 500® Fund	—	—	—	—	—	—
Inverse S&P 500 Strategy Fund	—	(107,667,355)	(64,265,070)	(143,057,874)	(22,080,990)	(337,071,289)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	—	—	(88,051,841)	(8,576,911)	(96,628,752)
Inverse NASDAQ-100® Strategy Fund	—	(16,105,314)	(9,266,829)	(19,595,347)	(2,430,592)	(47,398,082)
Mid-Cap 1.5x Strategy Fund	—	—	—	—	—	—
Inverse Mid-Cap Strategy Fund	—	(6,411,872)	(1,499,847)	(3,437,485)	(669,210)	(12,018,414)
Russell 2000® 1.5x Strategy Fund	—	—	—	—	—	—
Russell 2000® Fund	—	—	—	(66,813)	—	(66,813)
Inverse Russell 2000® Strategy Fund	—	(15,938,452)	(10,451,551)	(15,615,362)	(5,428,126)	(47,433,491)
Dow Jones Industrial Average® Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	—	—	—	—	—
Inverse Government Long Bond Strategy Fund	(24,167,315)	(68,305,233)	(23,242,075)	(209,984,061)	(45,373,633)	(371,072,317)
High Yield Strategy Fund	—	—	—	(2,960,891)	(2,800,942)	(5,761,833)
Inverse High Yield Strategy Fund	—	(3,356,295)	(4,361,182)	(5,287,802)	(2,091,942)	(15,097,221)
U.S. Government Money Market Fund	—	—	—	—	—	—

THE RYDEX FUNDS ANNUAL REPORT | 219

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to qualified late year losses, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, and the “mark-to-market of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Nova Fund	$3,941,188	$—	$(3,941,188)
S&P 500® Fund	10,339,458	65,779	(10,405,237)
Inverse S&P 500® Strategy Fund	(938,760)	938,760	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(427,077)	427,077	—
Inverse NASDAQ-100® Strategy Fund	(8,862,516)	328,496	8,534,020
Mid-Cap 1.5x Strategy Fund	2,024,848	441,309	(2,466,157)
Inverse Mid-Cap Strategy Fund	(912,662)	61,862	850,800
Russell 2000® 1.5x Strategy Fund	1,126,425	201,535	(1,327,960)
Russell 2000® Fund	(259,801)	260,321	(520)
Inverse Russell 2000® Strategy Fund	(7,797,607)	338,267	7,459,340
Dow Jones Industrial Average® Fund	(10,006)	10,240	(234)
Government Long Bond 1.2x Strategy Fund	1,051,276	406,240	(1,457,516)
Inverse Government Long Bond Strategy Fund	(9,178,304)	6,990,210	2,188,094
High Yield Strategy Fund	(19,723)	10,467,121	(10,447,398)
Inverse High Yield Strategy Fund	(1,904,549)	(51,201)	1,955,750
U.S. Government Money Market Fund	—	—	—

At March 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Nova Fund	$182,272,748	$18,392,313	$(790,002)	$17,602,311
S&P 500® Fund	249,176,659	33,549,700	(887,072)	32,662,628
Inverse S&P 500® Strategy Fund	170,968,962	21,214	(203,113)	(181,899)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	6,146,895	26,781	(37,366)	(10,585)
Inverse NASDAQ-100® Strategy Fund	68,057,556	—	(15,181)	(15,181)
Mid-Cap 1.5x Strategy Fund	17,625,374	1,127,961	(230,356)	897,605
Inverse Mid-Cap Strategy Fund	2,825,043	2	(2,340)	(2,338)
Russell 2000® 1.5x Strategy Fund	8,784,908	724,236	(438,150)	286,086
Russell 2000® Fund	59,012,548	—	(1,989,958)	(1,989,958)
Inverse Russell 2000® Strategy Fund	19,003,764	—	(19,786)	(19,786)
Dow Jones Industrial Average® Fund	61,892,718	461,010	(345,691)	115,319
Government Long Bond 1.2x Strategy Fund	132,058,388	—	(179,277)	(179,277)
Inverse Government Long Bond Strategy Fund	272,230,692	—	(1,010,770)	(1,010,770)
High Yield Strategy Fund	714,190,766	2,412,591	(14,658)	2,397,933
Inverse High Yield Strategy Fund	10,974,424	—	(2,853)	(2,853)
U.S. Government Money Market Fund	732,039,049	2,746	(2,746)	—

220 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2016, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2016:

Fund	Ordinary
Inverse S&P 500® Strategy Fund	$(350,707)
Inverse NASDAQ-100® Strategy Fund	(134,758)
Mid-Cap 1.5x Strategy Fund	(81,090)
Inverse Mid-Cap Strategy Fund	(12,012)
Russell 2000® 1.5x Strategy Fund	(34,572)
Russell 2000® Fund	(91,770)
Inverse Russell 2000® Strategy Fund	(185,674)
Inverse Government Long Bond Strategy Fund	(1,260,455)
Inverse High Yield Strategy Fund	(524,020)

9. Securities Transactions

For the year ended March 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$667,538,106	$649,870,155
S&P 500® Fund	355,184,900	415,445,762
Inverse S&P 500® Strategy Fund	124,851,349	41,500,000
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	610,012,149	871,560,924
Inverse NASDAQ-100® Strategy Fund	183,998,301	176,400,000
Mid-Cap 1.5x Strategy Fund	345,595,469	345,268,713
Inverse Mid-Cap Strategy Fund	2,527,217	2,250,000
Russell 2000® 1.5x Strategy Fund	130,179,110	137,573,788
Russell 2000® Fund	82,451,588	67,110,554
Inverse Russell 2000® Strategy Fund	68,464,411	60,400,000
Dow Jones Industrial Average® Fund	66,462,578	21,298,330
Government Long Bond 1.2x Strategy Fund	299,124,755	292,650,000
Inverse Government Long Bond Strategy Fund	234,735,630	172,430,343
High Yield Strategy Fund	843,454,559	605,291,900
Inverse High Yield Strategy Fund	213,541,732	210,700,000
U.S. Government Money Market Fund	—	30,002,500

For the year ended March 31, 2016, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$2,551,948,672	$2,579,764,560
Inverse Government Long Bond Strategy Fund	1,666,114,180	1,699,916,016

THE RYDEX FUNDS ANNUAL REPORT | 221

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$162,118,972	$177,164,679	$1,700,976
S&P 500® Fund	214,941,133	236,075,870	7,364,652
Inverse S&P 500® Strategy Fund	9,165,927	—	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	285,016,648	284,107,199	(6,149,204)
Mid-Cap 1.5x Strategy Fund	3,541,623	2,783,576	(41,416)
Russell 2000® 1.5x Strategy Fund	32,146,009	45,646,533	1,724,906
Russell 2000® Fund	79,451,305	31,150,117	(1,755,055)
Dow Jones Industrial Average® Fund	8,865,433	4,803,029	(254,019)
Inverse Government Long Bond Strategy Fund	34,923,589	—	—
High Yield Strategy Fund	8,379,994	15,598,915	(46,624)
U.S. Government Money Market Fund	27,110,423	118,765,335	23,857

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

Transactions during the year ended March 31, 2016, in which the portfolio company is an “affiliated person”, were as follows:

Affiliated issuers by Fund	Value 03/31/15	Additions	Reductions	Value 03/31/16	Shares 03/31/16	Investment Income	Realized Gain (Loss)
Nova Fund
Guggenheim Strategy Fund I	$—	$180,826,314	$(180,000,000)	$761,374	30,688	$214,103	$(48,861)

Inverse S&P 500® Strategy Fund
Guggenheim Strategy Fund I	$—	$98,810,143	$(41,500,000)	$57,103,957	2,301,651	$471,886	$(81,026)

Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Guggenheim Strategy Fund I	$—	$190,851,038	$(190,200,000)	$633,522	25,535	$180,227	$55,859

Inverse NASDAQ-100® Strategy Fund
Guggenheim Strategy Fund I	$—	$182,423,879	$(176,400,000)	$5,940,393	239,435	$99,683	$(85,669)

222 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated issuers by Fund	Value 03/31/15	Additions	Reductions	Value 03/31/16	Shares 03/31/16	Investment Income	Realized Gain (Loss)
Mid-Cap 1.5x Strategy Fund
Guggenheim Strategy Fund I	$—	$97,378,670	$(95,450,000)	$1,948,249	78,527	$68,947	$23,985

Inverse Mid-Cap Strategy Fund
Guggenheim Strategy Fund I	$—	$3,234,916	$(2,250,000)	$980,068	39,503	$12,216	$(4,630)

Russell 2000® 1.5x Strategy Fund
Guggenheim Strategy Fund I	$—	$57,707,289	$(57,650,000)	$57,101	2,302	$24,881	$3,205

Inverse Russell 2000® Strategy Fund
Guggenheim Strategy Fund I	$—	$67,110,405	$(60,400,000)	$6,610,653	266,451	$116,197	$(101,064)

Dow Jones Industrial Average® Fund
Guggenheim Strategy Fund I	$—	$11,411,161	$(7,550,000)	$3,861,421	155,640	$11,161	$964

Government Long Bond 1.2x Strategy Fund
Guggenheim Strategy Fund I	$—	$321,965,011	$(290,650,000)	$31,234,529	1,258,949	$149,526	$(72,726)

Inverse Government Long Bond Strategy Fund
Guggenheim Strategy Fund I	$53,244,134	$186,750,927	$(199,500,000)	$40,271,414	1,623,193	$600,927	$(351,102)

High Yield Strategy Fund
Guggenheim Strategy Fund I	$64,315,270	$471,875,269	$(366,400,000)	$169,920,842	6,848,885	$624,781	$117,447
Guggenheim Strategy Fund II	33,783,080	176,668,643	(153,000,000)	57,405,255	2,325,041	393,643	(13,155)
	$98,098,350	$648,543,912	$(519,400,000)	$227,326,097		$1,018,424	$104,292

Inverse High Yield Strategy Fund
Guggenheim Strategy Fund I	$—	$113,074,642	$(110,950,000)	$2,056,929	82,907	$101,877	$(66,025)
Guggenheim Strategy Fund II	—	101,912,327	(99,750,000)	2,033,059	82,343	139,855	(128,531)
	$—	$214,986,969	$(210,700,000)	$4,089,988		$241,732	$(194,556)

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2016. The Funds did not have any borrowings outstanding under this agreement at March 31, 2016.

The average daily balances borrowed during the year ended March 31, 2016, were as follows:

Fund	Average Daily Balance
Nova Fund	$143,874
S&P 500® Fund	258,951
Inverse S&P 500® Strategy Fund	182,989
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	88,293
Inverse NASDAQ-100® Strategy Fund	820
Mid-Cap 1.5x Strategy Fund	10,270
Russell 2000® 1.5x Strategy Fund	21,282
Russell 2000® Fund	63,228
Government Long Bond 1.2x Strategy Fund	126,634
Inverse Government Long Bond Strategy Fund	40,964
High Yield Strategy Fund	22,218
U.S. Government Money Market Fund	23,211

THE RYDEX FUNDS ANNUAL REPORT | 223

NOTES TO FINANCIAL STATEMENTS (continued)

12. Conversion of Advisor Class Shares and Class H Shares

Effective following the close of business on September 30, 2015, all outstanding Advisor Class shares of the Nova Fund, Inverse S&P 500® Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund converted into Class H shares of the Funds and the Funds no longer offer Advisor Class shares. The conversion of all outstanding Advisor Class shares was effected by exchanging shareholders Advisor Class shares for Class H shares. Advisor Class shareholders of the Funds received Class H shares of the Fund with a value equal to the value of their investment in Advisor Class shares of the Funds on September 30, 2015.

13.Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code (which was the basis for the district court’s dismissal), their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

224 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all three lawsuits. The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust and Reichman actions in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. The Bankruptcy Court has not yet issued a decision on the motion. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions while the May 4 motion is pending.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT | 225

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund (sixteen of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the above listed Funds (sixteen of the series constituting the Rydex Series Funds) at March 31, 2016, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 25, 2016

226 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2016, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Nova Fund	100.00%
S&P 500® Fund	46.60%
Mid-Cap 1.5x Strategy Fund	1.31%
Russell 2000® 1.5x Strategy Fund	2.94%
Russell 2000® Fund	3.53%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Nova Fund	100.00%
S&P 500® Fund	46.03%
Mid-Cap 1.5x Strategy Fund	1.29%
Russell 2000® 1.5x Strategy Fund	2.92%
Russell 2000® Fund	2.58%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2016, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
S&P 500® Fund	0.00%	100.00%
Mid-Cap 1.5x Strategy Fund	0.00%	100.00%
Russell 2000® 1.5x Strategy Fund	0.00%	100.00%
Russell 2000® Fund	0.00%	100.00%
Government Long Bond 1.2x Strategy Fund	100.00%	0.00%
High Yield Strategy Fund	10.78%	0.00%
U.S. Government Money Market Fund	100.00%	0.00%

With respect to the taxable year ended March 31, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
Nova Fund	$—	$3,941,188
S&P 500® Fund	11,389,244	10,405,237
Mid-Cap 1.5x Strategy Fund	—	2,466,157
Russell 2000® 1.5x Strategy Fund	—	1,323,554
Government Long Bond 1.2x Strategy Fund	406,240	1,051,276

THE RYDEX FUNDS ANNUAL REPORT | 227

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement for the Dow Jones Industrial Average® Fund

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on August 18, 2015 (the “August Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval of the investment advisory agreement (the “DJIA Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Dow Jones Industrial Average® Fund, a new series of the Trust (the “DJIA Fund”). The Board unanimously approved the DJIA Investment Advisory Agreement based on the Board’s review of qualitative and quantitative information provided by the Advisor.

Prior to reaching the conclusion to approve the DJIA Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the DJIA Investment Advisory Agreement. In addition, the Board received a memorandum from fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Trustees also carefully considered information that they had received about the Advisor throughout the year as part of their regular oversight of the other series of the Trust. At the August Meeting, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the DJIA Fund’s proposed fees and expenses relative to the fees and expenses of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the August Meeting, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the investment advisory and other services to be provided by the Advisor; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the expected benefits (such as soft dollars) to the Advisor and its affiliates from their relationship with the DJIA Fund; (e) a comparison of the DJIA Fund’s projected advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) the DJIA Fund’s expected overall fees and operating expenses compared with those of similar funds; (g) the Advisor’s compliance processes and systems; (h) the Advisor’s compliance policies and procedures; and (i) the

228 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Advisor’s reputation, expertise and resources in the financial markets. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the August Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the DJIA Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it will provide to the DJIA Fund; and (c) agreed to approve the DJIA Investment Advisory Agreement based upon the following considerations, among others:

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board reviewed the scope of services to be provided by the Advisor under the DJIA Investment Advisory Agreement and determined that the Advisor was capable of providing high quality advisory services to the DJIA Fund, as indicated by the nature and quality of services provided by the Advisor in the past, the firm’s management capabilities, the professional qualifications and experience of its portfolio managers, and its investment and management oversight processes. Based on the foregoing, the Trustees determined that the approval of the DJIA Investment Advisory Agreement would enable shareholders of the Fund to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the DJIA Fund and the Advisor. As the DJIA Fund had not yet commenced operations, the Board was not able to review the DJIA Fund’s performance. However, the Board considered the Advisor’s track record of successfully managing funds that seek to track the performance of a benchmark and determined that the Advisor would have the capabilities, resources, and personnel necessary to provide the DJIA Fund with a reasonable potential for positive performance. The Board also reviewed statistical information provided by the Advisor regarding the DJIA Fund’s proposed expense ratio. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare a report to help the Board compare the DJIA Fund’s fees and expenses to those of comparable funds in the DJIA Fund’s peer group, and the broader peer universe, as determined by FUSE. In the report, the DJIA Fund’s proposed expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of another fund with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise the DJIA Fund’s applicable peer group. The Board also considered the Advisor’s representation that it found the peer group compiled by FUSE to be appropriate due to the frequent-trading nature of the DJIA Fund’s proposed investment strategy. Based on the foregoing, the Board determined that the proposed advisory fee to be paid by the DJIA Fund is reasonable in relation to the nature and quality of the services to be provided by the Advisor.

●

Costs of Services Provided to the DJIA Fund and Profits Realized by the Advisor and its Affiliates. With respect to the cost of advisory services provided and the Advisor’s profitability, the Board concluded that it was too early to predict the profitability of the DJIA Fund to the Advisor, but noted that they would monitor the Advisor’s profitability with respect to the DJIA Fund after the DJIA Fund commenced operations.

●

Economies of Scale. The Board noted that because the DJIA Fund had not yet commenced operations, there were as of now, no economies of scale to share with shareholders. The Board noted that it intends to continue monitoring the existence of economies of scale as the DJIA Fund grows in size.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the DJIA Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain administrative, distribution, and shareholder services to be performed by the Advisor’s affiliates and the fees to be paid to the Advisor’s affiliates for those services under separate agreements and the Distribution and Shareholders Services Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the DJIA Fund, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the DJIA Investment Advisory Agreement were reasonable, and that approval of the DJIA Investment Advisory Agreement was in the best interests of the DJIA Fund and its shareholders.

THE RYDEX FUNDS ANNUAL REPORT | 229

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	236

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	134	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	134	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	134	None.

230 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	134	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	134	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	134	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 231

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

232 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE RYDEX FUNDS ANNUAL REPORT | 233

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

234 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2016

Rydex Funds Annual Report

Domestic Equity Funds	International Equity Funds
S&P 500® Pure Growth Fund	Europe 1.25x Strategy Fund
S&P 500® Pure Value Fund	Japan 2x Strategy Fund
S&P MidCap 400® Pure Growth Fund	Specialty Funds
S&P MidCap 400® Pure Value Fund	Strengthening Dollar 2x Strategy Fund
S&P SmallCap 600® Pure Growth Fund	Weakening Dollar 2x Strategy Fund
S&P SmallCap 600® Pure Value Fund

RTB2-ANN-0316x0317	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	18
S&P MIDCAP 400® PURE GROWTH FUND	26
S&P MIDCAP 400® PURE VALUE FUND	34
S&P SMALLCAP 600® PURE GROWTH FUND	42
S&P SMALLCAP 600® PURE VALUE FUND	51
EUROPE 1.25x STRATEGY FUND	60
JAPAN 2x STRATEGY FUND	68
STRENGTHENING DOLLAR 2x STRATEGY FUND	75
WEAKENING DOLLAR 2x STRATEGY FUND	83
NOTES TO FINANCIAL STATEMENTS	90
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	105
OTHER INFORMATION	106
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	109
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	112

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Funds”) for the one-year period ended March 31, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve their investment objective and may decrease the Funds’ performance. ● These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2016

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2016

Financial markets were buffeted by a variety of events over the past year, including volatility in the oil market, weak growth and a devaluation in China, ongoing stimulus from global central banks, and a delayed September rate hike by the U.S. Federal Reserve (the “Fed”)—and then capped by a 25-basis-point increase in the U.S. federal funds target rate in December. While the direct impact of the move was fairly insignificant, the decision to begin normalization of interest rates after seven years of unprecedented liquidity provision was not. Indeed, in 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concern about plunging commodity prices, and slowing economic growth in China and other emerging market economies.

As 2016 began, forecasts for U.S. and global economic growth were downgraded, and recession fears surged along with market volatility. Estimates for first quarter gross domestic product (“GDP”) in the U.S. were marked down, even though first quarter GDP has undershot full-year growth rates in six out of the last seven years. Risk assets rallied in the last half of the first quarter, led by a dovish pivot in the Fed’s communication that spurred a rally in crude oil and a reversal of dollar strength. The weaker dollar, along with optimism about a production freeze agreed to by a group of major oil producing countries, helped oil to rebound. After falling in the early weeks of the year to a cycle low of $26 per barrel on February 11, 2016, the front-month West Texas Intermediate (“WTI”) oil futures contract rallied as high as $40 per barrel before closing the quarter at $38 per barrel.

The outlook for economic growth outside the U.S. softened in the first quarter. A further deterioration in the euro zone inflation outlook prompted the European Central Bank (“ECB”) to announce an increase in the size of its monthly asset purchases and reduce its deposit rate to -40 basis points. European government bonds rallied following the announcement, with the 10-year German bund ending the first quarter with a yield of just 16 basis points.

Ongoing stimulus efforts in Asia also appeared likely to contribute to low U.S. rates. Chinese industrial production growth continued to slow in early 2016, prompting the People’s Bank of China (“PBOC”) to stimulate credit growth by allowing banks to hold fewer reserves against deposits. And after years of struggling with stagnant growth and low inflation, the Bank of Japan (“BOJ”) surprised markets by cutting its key interest rate to -10 basis points in January. The negative rates pushed a considerable amount of Japanese savings into foreign markets.

In an environment where global rates are moving lower and markets are already starved for yield, foreign investors began looking to the U.S. Guggenheim expects that U.S. Treasury yields will fall further as the gravitational pull of global yields gets stronger, and does not discount the possibility of 10-year U.S. Treasury yields declining to closer to 1 percent before the end of the year.

A stronger dollar has weighed on the U.S. economy, but consumer spending has been resilient. The labor market is now operating near full employment, and tight labor market conditions are beginning to spur faster wage growth. We believe the U.S. economy is fundamentally sound, and find little evidence to support the conclusion that the economy will fall into a recession in 2016.

Despite the relative health of the U.S. economy, markets are concerned that sluggish global growth will hold back the U.S. expansion, that inflation will remain below the Fed’s target for longer, and that tighter conditions in credit markets have raised recession risks. Our view is that the Fed remains focused on fulfilling its dual mandate objectives of maximum employment and price stability, and thus is biased toward normalizing policy. We expect further declines in the unemployment rate as job gains outstrip growth in the labor force. Meanwhile, core and headline inflation should move closer to the Fed’s target by year end, reflecting our forecasts for a tighter labor market and a modest rise in oil prices. Normally, this would result in at least two Fed rate hikes on the table for 2016, but the U.S. Fed is becoming more sensitive to global financial conditions and the extent of global money flows that occur as monetary policy in the US diverges from Europe, Japan and China. As a result, we have reduced our expectations for a June rate hike, although it would normally be an easy call. We continue to believe a December rate hike is a near certainty. A solid macroeconomic backdrop and a rebalancing oil market should support an improving credit picture in the second half of 2016.

For the 12 months ended March 31, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.78%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.27%. The return of the MSCI Emerging Markets Index* was -12.03%.

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2016

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 1.96% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.69%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

STOXX ® Europe 50 Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)	March 31, 2016

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2015 and ending March 31, 2016.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for up to the past five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.52%	2.45%	$ 1,000.00	$ 1,024.50	$ 7.69
C-Class	2.27%	2.08%	1,000.00	1,020.80	11.47
H-Class	1.52%	2.45%	1,000.00	1,024.50	7.69
S&P 500® Pure Value Fund
A-Class	1.51%	6.23%	1,000.00	1,062.30	7.79
C-Class	2.27%	5.82%	1,000.00	1,058.20	11.68
H-Class	1.52%	6.22%	1,000.00	1,062.20	7.84
S&P MidCap 400® Pure Growth Fund
A-Class	1.52%	(2.32%)	1,000.00	976.80	7.51
C-Class	2.27%	(2.69%)	1,000.00	973.10	11.20
H-Class	1.52%	(2.32%)	1,000.00	976.80	7.51
S&P MidCap 400® Pure Value Fund
A-Class	1.51%	6.24%	1,000.00	1,062.40	7.79
C-Class	2.27%	5.83%	1,000.00	1,058.30	11.68
H-Class	1.52%	6.25%	1,000.00	1,062.50	7.84
S&P SmallCap 600® Pure Growth Fund
A-Class	1.52%	(2.37%)	1,000.00	976.30	7.51
C-Class	2.27%	(2.73%)	1,000.00	972.70	11.20
H-Class	1.52%	(2.37%)	1,000.00	976.30	7.51
S&P SmallCap 600® Pure Value Fund
A-Class	1.52%	6.97%	1,000.00	1,069.70	7.86
C-Class	2.27%	6.57%	1,000.00	1,065.70	11.72
H-Class	1.52%	7.00%	1,000.00	1,070.00	7.87
Europe 1.25x Strategy Fund
A-Class	1.68%	(5.76%)	1,000.00	942.40	8.16
C-Class	2.43%	(6.12%)	1,000.00	938.80	11.78
H-Class	1.68%	(5.81%)	1,000.00	941.90	8.16
Japan 2x Strategy Fund
A-Class	1.52%	1.03%	1,000.00	1,010.30	7.64
C-Class	2.26%	0.65%	1,000.00	1,006.50	11.34
H-Class	1.51%	1.12%	1,000.00	1,011.20	7.59
Strengthening Dollar 2x Strategy Fund
A-Class	1.71%	(4.91%)	1,000.00	950.90	8.34
C-Class	2.46%	(5.27%)	1,000.00	947.30	11.98
H-Class	1.71%	(4.89%)	1,000.00	951.10	8.34
Weakening Dollar 2x Strategy Fund
A-Class	1.71%	2.53%	1,000.00	1,025.30	8.66
C-Class	2.46%	2.14%	1,000.00	1,021.40	12.43
H-Class	1.71%	2.62%	1,000.00	1,026.20	8.66

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.52%	5.00%	$ 1,000.00	$ 1,017.40	$ 7.67
C-Class	2.27%	5.00%	1,000.00	1,013.65	11.43
H-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
S&P 500® Pure Value Fund
A-Class	1.51%	5.00%	1,000.00	1,017.45	7.62
C-Class	2.27%	5.00%	1,000.00	1,013.65	11.43
H-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
S&P MidCap 400® Pure Growth Fund
A-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
C-Class	2.27%	5.00%	1,000.00	1,013.65	11.43
H-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
S&P MidCap 400® Pure Value Fund
A-Class	1.51%	5.00%	1,000.00	1,017.45	7.62
C-Class	2.27%	5.00%	1,000.00	1,013.65	11.43
H-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
S&P SmallCap 600® Pure Growth Fund
A-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
C-Class	2.27%	5.00%	1,000.00	1,013.65	11.43
H-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
S&P SmallCap 600® Pure Value Fund
A-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
C-Class	2.27%	5.00%	1,000.00	1,013.65	11.43
H-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
Europe 1.25x Strategy Fund
A-Class	1.68%	5.00%	1,000.00	1,016.60	8.47
C-Class	2.43%	5.00%	1,000.00	1,012.85	12.23
H-Class	1.68%	5.00%	1,000.00	1,016.60	8.47
Japan 2x Strategy Fund
A-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
C-Class	2.26%	5.00%	1,000.00	1,013.70	11.38
H-Class	1.51%	5.00%	1,000.00	1,017.45	7.62
Strengthening Dollar 2x Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.45	8.62
C-Class	2.46%	5.00%	1,000.00	1,012.70	12.38
H-Class	1.71%	5.00%	1,000.00	1,016.45	8.62
Weakening Dollar 2x Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.45	8.62
C-Class	2.46%	5.00%	1,000.00	1,012.70	12.38
H-Class	1.71%	5.00%	1,000.00	1,016.45	8.62

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2015 to March 31, 2016.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2016, S&P 500® Pure Growth Fund H-Class returned -4.91%, compared with a gain of -3.27% for the S&P 500 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Consumer Staples was the sector contributing the most to the performance of the underlying index, followed by Materials. Health Care was the sector that detracted the most from the performance of the underlying index, followed by Energy.

Stocks that contributed the most to the return of the underlying index were Facebook, Inc. – Class A, VeriSign, Inc., and Constellation Brands, Inc. – Class A. Micron Technology, Inc., Range Resources Corp., and Biogen, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Facebook, Inc. — Class A	2.0%
Centene Corp.	1.9%
Constellation Brands, Inc. — Class A	1.8%
Broadcom Ltd.	1.8%
Electronic Arts, Inc.	1.6%
salesforce.com, Inc.	1.5%
VeriSign, Inc.	1.4%
O’Reilly Automotive, Inc.	1.4%
Amazon.com, Inc.	1.4%
Skyworks Solutions, Inc.	1.4%
Top Ten Total	16.2%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-4.90%	10.65%	7.88%
A-Class Shares with sales charge†	-9.43%	9.58%	7.36%
C-Class Shares	-5.61%	9.83%	7.06%
C-Class Shares with CDSC‡	-6.53%	9.83%	7.06%
H-Class Shares	-4.91%	10.66%	7.88%
S&P 500 Pure Growth Index	-3.27%	12.51%	9.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2016
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 25.9%
Centene Corp.*	47,600	$2,930,733
Constellation Brands, Inc. — Class A	18,905	2,856,356
Aetna, Inc.	15,900	1,786,365
Gilead Sciences, Inc.	18,963	1,741,940
Cigna Corp.	12,300	1,688,052
Hologic, Inc.*	47,900	1,652,550
Total System Services, Inc.	34,607	1,646,601
McGraw Hill Financial, Inc.	15,790	1,562,894
Regeneron Pharmaceuticals, Inc.*	4,318	1,556,380
Mondelez International, Inc. — Class A	38,773	1,555,573
Equifax, Inc.	13,000	1,485,770
Edwards Lifesciences Corp.*	16,520	1,457,229
AmerisourceBergen Corp. — Class A	16,170	1,399,514
Reynolds American, Inc.	27,182	1,367,526
Boston Scientific Corp.*	67,737	1,274,133
Avery Dennison Corp.	17,497	1,261,709
Hormel Foods Corp.	28,688	1,240,469
Monster Beverage Corp.*	9,196	1,226,562
Biogen, Inc.*	4,694	1,221,942
Celgene Corp.*	11,656	1,166,649
Verisk Analytics, Inc. — Class A*	13,890	1,110,089
Illumina, Inc.*	6,351	1,029,561
Laboratory Corporation of America Holdings*	8,150	954,610
Alexion Pharmaceuticals, Inc.*	6,745	939,039
Cintas Corp.	9,530	855,889
Moody’s Corp.	8,803	850,018
CR Bard, Inc.	3,530	715,425
Becton Dickinson and Co.	4,100	622,462
Dr Pepper Snapple Group, Inc.	6,800	608,056
Allergan plc*	2,032	544,637
Total Consumer, Non-cyclical		40,308,733

Technology - 18.7%
Broadcom Ltd.	17,865	2,760,143
Electronic Arts, Inc.*	37,587	2,484,876
salesforce.com, Inc.*	30,450	2,248,123
Skyworks Solutions, Inc.	27,012	2,104,235
Activision Blizzard, Inc.	61,852	2,093,072
Cognizant Technology Solutions Corp. — Class A*	28,266	1,772,278
NVIDIA Corp.	48,683	1,734,575
Red Hat, Inc.*	22,389	1,668,204
Lam Research Corp.	19,142	1,581,130
Fiserv, Inc.*	15,186	1,557,780
Citrix Systems, Inc.*	15,808	1,242,193
Apple, Inc.	10,285	1,120,962
Applied Materials, Inc.	47,780	1,011,980
Microchip Technology, Inc.	20,591	992,486
Qorvo, Inc.*	19,344	975,131
Akamai Technologies, Inc.*	15,073	837,607
Cerner Corp.*	13,898	736,038
Accenture plc — Class A	6,100	703,940
Microsoft Corp.	12,400	684,852
Paychex, Inc.	11,579	625,382
Total Technology		28,934,987

Consumer, Cyclical - 17.7%
O’Reilly Automotive, Inc.*	8,001	2,189,553
DR Horton, Inc.	67,500	2,040,525
Under Armour, Inc. — Class A*	23,690	2,009,623
Starbucks Corp.	30,700	1,832,790
Dollar Tree, Inc.*	21,870	1,803,400
AutoZone, Inc.*	2,150	1,712,883
Lennar Corp. — Class A	34,645	1,675,432
Home Depot, Inc.	11,550	1,541,116
Signet Jewelers Ltd.	11,100	1,376,733
Advance Auto Parts, Inc.	8,275	1,326,814
NIKE, Inc. — Class B	21,300	1,309,311
Lowe’s Companies, Inc.	16,050	1,215,788
Mohawk Industries, Inc.*	5,700	1,088,130
Tractor Supply Co.	11,500	1,040,290
Southwest Airlines Co.	21,642	969,562
Ross Stores, Inc.	16,350	946,665
Chipotle Mexican Grill, Inc. — Class A*	1,810	852,456
TJX Companies, Inc.	8,500	665,975
Delphi Automotive plc	8,100	607,662
Hanesbrands, Inc.	20,700	586,638
Newell Rubbermaid, Inc.	13,080	579,313
Total Consumer, Cyclical		27,370,659

Communications - 14.0%
Facebook, Inc. — Class A*	27,017	3,082,639
VeriSign, Inc.*	25,105	2,222,797
Amazon.com, Inc.*	3,600	2,137,104
Expedia, Inc.	19,189	2,068,958
Netflix, Inc.*	18,549	1,896,264
TripAdvisor, Inc.*	21,930	1,458,345
Priceline Group, Inc.*	1,131	1,457,814
eBay, Inc.*	44,958	1,072,698
Time Warner Cable, Inc.	4,700	961,714
Cablevision Systems Corp. — Class A	28,600	943,800
Alphabet, Inc. — Class A*	1,202	917,006
Walt Disney Co.	9,000	893,790
Alphabet, Inc. — Class C*	1,187	884,256
Juniper Networks, Inc.	31,446	802,187
Discovery Communications, Inc. — Class C*	18,400	496,800
Discovery Communications, Inc. — Class A*	10,670	305,482
Total Communications		21,601,654

Financial - 13.6%
XL Group plc — Class A	55,200	2,031,360
Extra Space Storage, Inc.	20,900	1,953,314
Equity Residential	22,405	1,681,048
Visa, Inc. — Class A	18,482	1,413,503
Public Storage	4,600	1,268,818

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
S&P 500® PURE GROWTH FUND

	Shares	Value

Prologis, Inc.	28,436	$1,256,302
Intercontinental Exchange, Inc.	5,140	1,208,620
Kimco Realty Corp.	40,647	1,169,821
CBRE Group, Inc. — Class A*	39,827	1,147,814
Equinix, Inc.	3,276	1,083,406
MasterCard, Inc. — Class A	11,096	1,048,572
UDR, Inc.	26,721	1,029,560
E*TRADE Financial Corp.*	41,004	1,004,188
AvalonBay Communities, Inc.	4,871	926,464
American Tower Corp. — Class A	7,894	808,109
Crown Castle International Corp.	8,900	769,850
Charles Schwab Corp.	26,514	742,922
Alliance Data Systems Corp.*	2,232	491,040
Total Financial		21,034,711

Industrial - 7.3%
PerkinElmer, Inc.	36,571	1,808,802
Vulcan Materials Co.	16,197	1,709,916
Masco Corp.	52,600	1,654,270
Martin Marietta Materials, Inc.	8,060	1,285,651
Northrop Grumman Corp.	5,800	1,147,820
Stanley Black & Decker, Inc.	8,000	841,680
Snap-on, Inc.	4,940	775,531
Amphenol Corp. — Class A	13,400	774,788
Roper Technologies, Inc.	3,900	712,803
Boeing Co.	4,400	558,536
Total Industrial		11,269,797

Energy - 1.8%
Cameron International Corp.*	24,840	1,665,522
Pioneer Natural Resources Co.	8,000	1,125,920
Total Energy		2,791,442

Basic Materials - 0.5%
Sherwin-Williams Co.	2,850	811,310

Total Common Stocks
(Cost $128,358,002)		154,123,293

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.6%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$672,661	672,661
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	228,734	228,734
Total Repurchase Agreements
(Cost $901,395)		901,395

Total Investments - 100.1%
(Cost $129,259,397)		$155,024,688
Other Assets & Liabilities, net - (0.1)%		(219,654)
Total Net Assets - 100.0%		$154,805,034

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$154,123,293	$—	$—	$154,123,293
Repurchase Agreements	—	901,395	—	901,395
Total	$154,123,293	$901,395	$—	$155,024,688

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $128,358,002)	$154,123,293
Repurchase agreements, at value (cost $901,395)	901,395
Total investments (cost $129,259,397)	155,024,688
Cash	22,094
Receivables:
Securities sold	12,265,295
Fund shares sold	2,257,768
Dividends	78,614
Interest	6
Total assets	169,648,465

Liabilities:
Payable for:
Fund shares redeemed	14,590,103
Management fees	100,121
Distribution and service fees	44,283
Transfer agent and administrative fees	33,374
Portfolio accounting fees	13,349
Miscellaneous	62,201
Total liabilities	14,843,431
Commitments and contingent liabilities (Note 12)	—
Net assets	$154,805,034

Net assets consist of:
Paid in capital	$141,365,135
Accumulated net investment loss	(50,197)
Accumulated net realized loss on investments	(12,275,195)
Net unrealized appreciation on investments	25,765,291
Net assets	$154,805,034

A-Class:
Net assets	$24,036,794
Capital shares outstanding	464,566
Net asset value per share	$51.74
Maximum offering price per share (Net asset value divided by 95.25%)	$54.32

C-Class:
Net assets	$17,545,576
Capital shares outstanding	373,407
Net asset value per share	$46.99

H-Class:
Net assets	$113,222,664
Capital shares outstanding	2,188,664
Net asset value per share	$51.73

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $193)	$1,817,813
Interest	787
Total investment income	1,818,600

Expenses:
Management fees	1,200,896
Transfer agent and administrative fees	400,299
Distribution and service fees:
A-Class	73,576
C-Class	216,438
H-Class	272,613
Portfolio accounting fees	160,118
Custodian fees	18,595
Trustees’ fees*	11,246
Line of credit fees	1,462
Miscellaneous	210,842
Total expenses	2,566,085
Net investment loss	(747,485)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,914,175)
Net realized loss	(5,914,175)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,755,558)
Net change in unrealized appreciation (depreciation)	(4,755,558)
Net realized and unrealized loss	(10,669,733)
Net decrease in net assets resulting from operations	$(11,417,218)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(747,485)	$(1,197,722)
Net realized gain (loss) on investments	(5,914,175)	10,011,328
Net change in unrealized appreciation (depreciation) on investments	(4,755,558)	4,587,390
Net increase (decrease) in net assets resulting from operations	(11,417,218)	13,400,996

Distributions to shareholders from:
Net realized gains
A-Class	(857,343)	(602,725)
C-Class	(687,448)	(628,949)
H-Class	(3,476,889)	(3,232,222)
Total distributions to shareholders	(5,021,680)	(4,463,896)

Capital share transactions:
Proceeds from sale of shares
A-Class	57,800,935	37,179,898
C-Class	7,117,304	14,859,172
H-Class	424,273,419	422,548,514
Distributions reinvested
A-Class	847,945	569,662
C-Class	679,901	609,646
H-Class	3,448,540	3,196,101
Cost of shares redeemed
A-Class	(56,458,547)	(34,342,245)
C-Class	(10,768,882)	(11,449,505)
H-Class	(408,794,397)	(429,533,249)
Net increase from capital share transactions	18,146,218	3,637,994
Net increase in net assets	1,707,320	12,575,094

Net assets:
Beginning of year	153,097,714	140,522,620
End of year	$154,805,034	$153,097,714
Accumulated net investment loss at end of year	$(50,197)	$(363,241)

Capital share activity:
Shares sold
A-Class	1,065,419	703,638
C-Class	144,257	302,375
H-Class	8,047,777	7,902,853
Shares issued from reinvestment of distributions
A-Class	15,838	10,626
C-Class	13,944	12,364
H-Class	64,423	59,629
Shares redeemed
A-Class	(1,078,093)	(646,079)
C-Class	(227,917)	(233,689)
H-Class	(7,797,307)	(8,126,262)
Net increase (decrease) in shares	248,341	(14,545)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$55.85	$50.81	$38.86	$34.54	$33.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.33)	(.23)	(.13)	(.20)
Net gain (loss) on investments (realized and unrealized)	(2.47)	6.86	12.18	4.45	1.82
Total from investment operations	(2.69)	6.53	11.95	4.32	1.62
Less distributions from:
Net realized gains	(1.42)	(1.49)	—	—	(.23)
Total distributions	(1.42)	(1.49)	—	—	(.23)
Net asset value, end of period	$51.74	$55.85	$50.81	$38.86	$34.54

Total Return[b]	(4.90%)	12.98%	30.75%	12.51%	4.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,037	$25,768	$19,978	$15,001	$2,846
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(0.62%)	(0.51%)	(0.38%)	(0.62%)
Total expenses	1.50%	1.50%	1.52%	1.51%	1.52%
Portfolio turnover rate	290%	274%	594%	421%	586%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$51.23	$47.07	$36.27	$32.48	$31.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.57)	(.67)	(.52)	(.38)	(.41)
Net gain (loss) on investments (realized and unrealized)	(2.25)	6.32	11.32	4.17	1.70
Total from investment operations	(2.82)	5.65	10.80	3.79	1.29
Less distributions from:
Net realized gains	(1.42)	(1.49)	—	—	(.23)
Total distributions	(1.42)	(1.49)	—	—	(.23)
Net asset value, end of period	$46.99	$51.23	$47.07	$36.27	$32.48

Total Return[b]	(5.61%)	12.13%	29.78%	11.70%	4.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,546	$22,701	$17,042	$8,692	$11,623
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.37%)	(1.24%)	(1.19%)	(1.35%)
Total expenses	2.25%	2.25%	2.27%	2.25%	2.26%
Portfolio turnover rate	290%	274%	594%	421%	586%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$55.84	$50.80	$38.84	$34.52	$33.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.34)	(.23)	(.15)	(.19)
Net gain (loss) on investments (realized and unrealized)	(2.51)	6.87	12.19	4.47	1.81
Total from investment operations	(2.69)	6.53	11.96	4.32	1.62
Less distributions from:
Net realized gains	(1.42)	(1.49)	—	—	(.23)
Total distributions	(1.42)	(1.49)	—	—	(.23)
Net asset value, end of period	$51.73	$55.84	$50.80	$38.84	$34.52

Total Return[b]	(4.91%)	12.98%	30.79%	12.51%	4.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,223	$104,628	$103,502	$52,483	$36,627
Ratios to average net assets:
Net investment income (loss)	(0.35%)	(0.65%)	(0.50%)	(0.43%)	(0.59%)
Total expenses	1.51%	1.50%	1.52%	1.50%	1.51%
Portfolio turnover rate	290%	274%	594%	421%	586%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2016, S&P 500® Pure Value Fund H-Class returned -5.44%, compared with a gain of -3.88% for the S&P 500 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Utilities sector was the leading contributor to the performance of the underlying index, followed by the Consumer Staples sector. Energy was the largest detractor from performance, followed by the Financials sector.

The strongest contributors to performance of the underlying index for the year included Tyson Foods, Inc. – Class A, Newmont Mining Corp., and Assurant, Inc. The stocks that detracted most from performance of the underlying index were Chesapeake Energy Corp., Marathon Oil Corp., and Devon Energy Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
NRG Energy, Inc.	2.5%
HP, Inc.	2.4%
Archer-Daniels-Midland Co.	1.9%
Exelon Corp.	1.8%
Alcoa, Inc.	1.8%
Newmont Mining Corp.	1.6%
Staples, Inc.	1.6%
Fluor Corp.	1.6%
AES Corp.	1.6%
Leucadia National Corp.	1.5%
Top Ten Total	18.3%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-5.44%	10.36%	5.41%
A-Class Shares with sales charge†	-9.93%	9.29%	4.90%
C-Class Shares	-6.15%	9.54%	4.65%
C-Class Shares with CDSC‡	-7.05%	9.54%	4.65%
H-Class Shares	-5.44%	10.36%	5.44%
S&P 500 Pure Value Index	-3.88%	12.65%	8.04%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2016
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Financial - 23.5%
MetLife, Inc.	27,060	$1,189,017
Prudential Financial, Inc.	16,323	1,178,847
Loews Corp.	29,295	1,120,827
Allstate Corp.	14,510	977,538
Hartford Financial Services Group, Inc.	20,862	961,321
American International Group, Inc.	15,858	857,125
Capital One Financial Corp.	11,547	800,323
Unum Group	25,698	794,582
Lincoln National Corp.	20,186	791,291
Bank of America Corp.	55,469	749,941
Citigroup, Inc.	17,767	741,772
Regions Financial Corp.	93,400	733,189
Navient Corp.	56,620	677,741
SunTrust Banks, Inc.	16,447	593,408
Zions Bancorporation	23,512	569,226
Travelers Companies, Inc.	4,839	564,760
KeyCorp	51,013	563,184
Legg Mason, Inc.	16,140	559,736
Berkshire Hathaway, Inc. — Class B*	3,804	539,712
Goldman Sachs Group, Inc.	3,432	538,755
JPMorgan Chase & Co.	9,047	535,763
Chubb Ltd.	4,467	532,243
Comerica, Inc.	13,323	504,542
People’s United Financial, Inc.	30,293	482,567
Fifth Third Bancorp	28,747	479,787
Aflac, Inc.	7,519	474,750
PNC Financial Services Group, Inc.	5,432	459,384
Principal Financial Group, Inc.	10,731	423,338
BB&T Corp.	12,291	408,922
Bank of New York Mellon Corp.	7,545	277,882
Total Financial		20,081,473

Consumer, Cyclical - 17.6%
Staples, Inc.	124,127	1,369,121
Wal-Mart Stores, Inc.	17,943	1,228,916
Best Buy Company, Inc.	37,874	1,228,633
General Motors Co.	36,175	1,136,980
GameStop Corp. — Class A	35,362	1,122,036
Ford Motor Co.	81,761	1,103,774
Kohl’s Corp.	22,197	1,034,602
Macy’s, Inc.	19,770	871,659
United Continental Holdings, Inc.*	12,451	745,317
AutoNation, Inc.*	15,880	741,278
PVH Corp.	6,920	685,495
Urban Outfitters, Inc.*	20,690	684,632
Whirlpool Corp.	3,698	666,897
PulteGroup, Inc.	28,960	541,842
Target Corp.	6,189	509,231
PACCAR, Inc.	7,740	423,301
The Gap, Inc.	13,990	411,306
Bed Bath & Beyond, Inc.*	6,460	320,674
Johnson Controls, Inc.	7,207	280,857
Total Consumer, Cyclical		15,106,551

Utilities - 15.2%
NRG Energy, Inc.	165,849	2,157,695
Exelon Corp.	42,696	1,531,079
AES Corp.	113,217	1,335,961
FirstEnergy Corp.	26,593	956,550
NiSource, Inc.	30,019	707,248
Duke Energy Corp.	7,519	606,633
Consolidated Edison, Inc.	7,743	593,269
Entergy Corp.	6,724	533,079
Public Service Enterprise Group, Inc.	10,928	515,146
SCANA Corp.	6,773	475,126
DTE Energy Co.	5,156	467,443
American Electric Power Company, Inc.	6,915	459,156
Edison International	6,353	456,717
Ameren Corp.	8,284	415,028
CenterPoint Energy, Inc.	18,901	395,409
Pinnacle West Capital Corp.	5,170	388,112
PG&E Corp.	5,984	357,364
Eversource Energy	5,948	347,006
Xcel Energy, Inc.	8,267	345,726
Total Utilities		13,043,747

Energy - 10.3%
Valero Energy Corp.	18,966	1,216,480
National Oilwell Varco, Inc.	37,898	1,178,628
Diamond Offshore Drilling, Inc.	46,625	1,013,162
First Solar, Inc.*	13,105	897,299
Phillips 66	9,933	860,098
Chevron Corp.	8,078	770,640
Marathon Petroleum Corp.	17,174	638,529
Transocean Ltd.	65,067	594,712
Helmerich & Payne, Inc.	9,432	553,847
Hess Corp.	9,670	509,126
Marathon Oil Corp.	27,012	300,914
Baker Hughes, Inc.	6,472	283,668
Total Energy		8,817,103

Consumer, Non-cyclical - 10.0%
Archer-Daniels-Midland Co.	44,790	1,626,324
Anthem, Inc.	9,147	1,271,342
Quanta Services, Inc.*	52,780	1,190,717
Tyson Foods, Inc. — Class A	15,848	1,056,428
Cardinal Health, Inc.	9,773	800,897
McKesson Corp.	4,470	702,908
Tenet Healthcare Corp.*	23,900	691,427
Sysco Corp.	10,481	489,777
Whole Foods Market, Inc.	14,190	441,451
Express Scripts Holding Co.*	4,780	328,338
Total Consumer, Non-cyclical		8,599,609

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
S&P 500® PURE VALUE FUND

	Shares	Value

Industrial - 8.1%
Fluor Corp.	25,161	$1,351,145
Jacobs Engineering Group, Inc.*	28,653	1,247,838
Ryder System, Inc.	15,091	977,595
WestRock Co.	20,090	784,113
Corning, Inc.	28,220	589,516
Cummins, Inc.	4,610	506,824
Eaton Corporation plc	7,810	488,594
Caterpillar, Inc.	5,280	404,131
Textron, Inc.	8,290	302,253
Owens-Illinois, Inc.*	16,903	269,772
Total Industrial		6,921,781

Basic Materials - 5.7%
Alcoa, Inc.	156,794	1,502,087
Newmont Mining Corp.	52,818	1,403,902
Nucor Corp.	14,980	708,554
Mosaic Co.	24,340	657,180
Freeport-McMoRan, Inc.	57,633	595,925
Total Basic Materials		4,867,648

Technology - 4.2%
HP, Inc.	165,165	2,034,832
Xerox Corp.	100,097	1,117,083
Western Digital Corp.	9,440	445,946
Total Technology		3,597,861

Communications - 3.3%
CenturyLink, Inc.	35,173	1,124,129
Frontier Communications Corp.	141,105	788,777
News Corp. — Class A	53,616	684,676
News Corp. — Class B	15,100	200,075
Total Communications		2,797,657

Diversified - 1.5%
Leucadia National Corp.	81,803	1,322,755

Total Common Stocks
(Cost $70,019,458)		85,156,185

	Face Amount

REPURCHASE AGREEMENTS††,1 - 1.1%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$730,223	730,223
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	248,307	248,307
Total Repurchase Agreements
(Cost $978,530)		978,530

Total Investments - 100.5%
(Cost $70,997,988)		$86,134,715
Other Assets & Liabilities, net - (0.5)%		(466,983)
Total Net Assets - 100.0%		$85,667,732

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$85,156,185	$—	$—	$85,156,185
Repurchase Agreements	—	978,530	—	978,530
Total	$85,156,185	$978,530	$—	$86,134,715

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $70,019,458)	$85,156,185
Repurchase agreements, at value (cost $978,530)	978,530
Total investments (cost $70,997,988)	86,134,715
Receivables:
Securities sold	12,965,086
Dividends	187,257
Fund shares sold	163,770
Interest	6
Total assets	99,450,834

Liabilities:
Payable for:
Fund shares redeemed	13,630,968
Management fees	60,953
Distribution and service fees	22,498
Transfer agent and administrative fees	20,318
Portfolio accounting fees	8,127
Miscellaneous	40,238
Total liabilities	13,783,102
Commitments and contingent liabilities (Note 12)	—
Net assets	$85,667,732

Net assets consist of:
Paid in capital	$82,145,203
Undistributed net investment income	792,718
Accumulated net realized loss on investments	(12,406,916)
Net unrealized appreciation on investments	15,136,727
Net assets	$85,667,732

A-Class:
Net assets	$11,135,094
Capital shares outstanding	84,318
Net asset value per share	$132.06
Maximum offering price per share (Net asset value divided by 95.25%)	$138.65

C-Class:
Net assets	$3,549,596
Capital shares outstanding	30,333
Net asset value per share	$117.02

H-Class:
Net assets	$70,983,042
Capital shares outstanding	535,507
Net asset value per share	$132.55

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends	$1,890,679
Income from securities lending, net	34,600
Interest	298
Total investment income	1,925,577

Expenses:
Management fees	546,694
Transfer agent and administrative fees	182,232
Distribution and service fees:
A-Class	38,439
C-Class	51,741
H-Class	130,857
Portfolio accounting fees	72,892
Registration fees	62,065
Custodian fees	8,469
Trustees’ fees*	5,666
Line of credit fees	239
Miscellaneous	33,565
Total expenses	1,132,859
Net investment income	792,718

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,973,025)
Securities sold short	(2,836)
Net realized loss	(2,975,861)
Net change in unrealized appreciation (depreciation) on:
Investments	540,213
Net change in unrealized appreciation (depreciation)	540,213
Net realized and unrealized loss	(2,435,648)
Net decrease in net assets resulting from operations	$(1,642,930)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$792,718	$1,084,891
Net realized gain (loss) on investments	(2,975,861)	5,872,408
Net change in unrealized appreciation (depreciation) on investments	540,213	(1,346,174)
Net increase (decrease) in net assets resulting from operations	(1,642,930)	5,611,125

Distributions to shareholders from:
Net investment income
A-Class	(230,654)	(27,416)
C-Class	(81,084)	(8,632)
H-Class	(773,153)	(94,796)
Net realized gains
A-Class	(381,595)	(814,700)
C-Class	(134,145)	(256,525)
H-Class	(1,279,106)	(2,817,022)
Total distributions to shareholders	(2,879,737)	(4,019,091)

Capital share transactions:
Proceeds from sale of shares
A-Class	21,610,017	63,590,141
C-Class	5,196,156	9,712,015
H-Class	283,243,022	502,106,517
Distributions reinvested
A-Class	607,532	826,012
C-Class	214,297	260,348
H-Class	2,039,461	2,878,464
Cost of shares redeemed
A-Class	(25,025,972)	(52,604,015)
C-Class	(7,319,303)	(8,669,041)
H-Class	(261,907,569)	(572,669,115)
Net increase (decrease) from capital share transactions	18,657,641	(54,568,674)
Net increase (decrease) in net assets	14,134,974	(52,976,640)

Net assets:
Beginning of year	71,532,758	124,509,398
End of year	$85,667,732	$71,532,758
Undistributed net investment income at end of year	$792,718	$1,084,891

Capital share activity:
Shares sold
A-Class	162,628	439,661
C-Class	41,410	73,971
H-Class	2,130,187	3,448,759
Shares issued from reinvestment of distributions
A-Class	4,542	5,624
C-Class	1,803	1,971
H-Class	15,192	19,528
Shares redeemed
A-Class	(194,662)	(364,842)
C-Class	(61,980)	(66,550)
H-Class	(1,945,823)	(3,942,732)
Net increase (decrease) in shares	153,297	(384,610)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$145.09	$141.39	$111.68	$93.49	$90.21
Income (loss) from investment operations:
Net investment income (loss)[a]	1.46	1.14	.61	.58	.30
Net gain (loss) on investments (realized and unrealized)	(9.28)	6.83	35.01	17.75	2.98
Total from investment operations	(7.82)	7.97	35.62	18.33	3.28
Less distributions from:
Net investment income	(1.96)	(.14)	(.23)	(.14)	—
Net realized gains	(3.25)	(4.13)	(5.68)	—	—
Total distributions	(5.21)	(4.27)	(5.91)	(.14)	—
Net asset value, end of period	$132.06	$145.09	$141.39	$111.68	$93.49

Total Return[b]	(5.44%)	5.60%	32.21%	19.63%	3.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,135	$16,222	$4,435	$1,303	$1,846
Ratios to average net assets:
Net investment income (loss)	1.08%	0.78%	0.47%	0.61%	0.34%
Total expenses	1.50%	1.51%	1.52%	1.51%	1.51%
Portfolio turnover rate	365%	295%	410%	669%	762%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$130.15	$128.19	$102.46	$86.42	$83.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.04	(.30)	(.19)	(.36)
Net gain (loss) on investments (realized and unrealized)	(8.26)	6.19	31.94	16.37	2.79
Total from investment operations	(7.92)	6.23	31.64	16.18	2.43
Less distributions from:
Net investment income	(1.96)	(.14)	(.23)	(.14)	—
Net realized gains	(3.25)	(4.13)	(5.68)	—	—
Total distributions	(5.21)	(4.27)	(5.91)	(.14)	—
Net asset value, end of period	$117.02	$130.15	$128.19	$102.46	$86.42

Total Return[b]	(6.15%)	4.81%	31.21%	18.76%	2.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,550	$6,390	$5,090	$3,430	$2,128
Ratios to average net assets:
Net investment income (loss)	0.28%	0.03%	(0.26%)	(0.22%)	(0.45%)
Total expenses	2.25%	2.25%	2.27%	2.26%	2.27%
Portfolio turnover rate	365%	295%	410%	669%	762%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$145.62	$141.89	$112.06	$93.80	$90.50
Income (loss) from investment operations:
Net investment income (loss)[a]	1.60	.97	.51	.57	.33
Net gain (loss) on investments (realized and unrealized)	(9.46)	7.03	35.23	17.83	2.97
Total from investment operations	(7.86)	8.00	35.74	18.40	3.30
Less distributions from:
Net investment income	(1.96)	(.14)	(.23)	(.14)	—
Net realized gains	(3.25)	(4.13)	(5.68)	—	—
Total distributions	(5.21)	(4.27)	(5.91)	(.14)	—
Net asset value, end of period	$132.55	$145.62	$141.89	$112.06	$93.80

Total Return[b]	(5.44%)	5.60%	32.21%	19.64%	3.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,983	$48,920	$114,984	$78,480	$68,886
Ratios to average net assets:
Net investment income (loss)	1.17%	0.66%	0.40%	0.58%	0.38%
Total expenses	1.50%	1.51%	1.52%	1.52%	1.51%
Portfolio turnover rate	365%	295%	410%	669%	762%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2016, S&P MidCap 400® Pure Growth Fund H-Class returned -9.22%, compared with a gain of -7.93% for the S&P MidCap 400 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Energy and Utilities sectors contributed the most to the performance of the underlying index for the period. The Health Care sector detracted the most from return, followed by the Financials sector.

Global Payments, Inc., Extra Space Storage, Inc., and NVR, Inc. added the most to the performance of the underlying index for the period. WisdomTree Investments, Inc., Akorn, Inc., and Trinity Industries, Inc. detracted the most from the performance of the underlying index for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Skechers U.S.A., Inc. — Class A	2.7%
Convergys Corp.	2.5%
ABIOMED, Inc.	2.3%
Alexander & Baldwin, Inc.	2.2%
Synaptics, Inc.	2.1%
WisdomTree Investments, Inc.	2.0%
NVR, Inc.	1.9%
Post Holdings, Inc.	1.9%
Sprouts Farmers Market, Inc.	1.9%
Vista Outdoor, Inc.	1.9%
Top Ten Total	21.4%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-9.23%	6.66%	7.72%
A-Class Shares with sales charge†	-13.55%	5.62%	7.20%
C-Class Shares	-9.92%	5.86%	6.92%
C-Class Shares with CDSC‡	-10.77%	5.86%	6.92%
H-Class Shares	-9.22%	6.65%	7.73%
S&P MidCap 400 Pure Growth Index	-7.93%	7.90%	9.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2016
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Technology - 24.6%
Convergys Corp.	128,100	$3,557,337
Synaptics, Inc.*	38,059	3,034,825
Ultimate Software Group, Inc.*	12,986	2,512,792
ACI Worldwide, Inc.*	117,850	2,450,102
j2 Global, Inc.	36,600	2,253,828
Fortinet, Inc.*	66,175	2,026,940
IPG Photonics Corp.*	19,600	1,883,168
Manhattan Associates, Inc.*	32,700	1,859,649
MAXIMUS, Inc.	35,250	1,855,560
Integrated Device Technology, Inc.*	90,442	1,848,634
Fair Isaac Corp.	17,101	1,814,245
Microsemi Corp.*	46,600	1,785,246
MSCI, Inc. — Class A	21,225	1,572,348
Tyler Technologies, Inc.*	11,500	1,479,015
Jack Henry & Associates, Inc.	16,120	1,363,268
DST Systems, Inc.	10,400	1,172,808
Broadridge Financial Solutions, Inc.	18,120	1,074,697
Cadence Design Systems, Inc.*	42,792	1,009,035
CDK Global, Inc.	19,898	926,252
Total Technology		35,479,749

Consumer, Non-cyclical - 22.3%
ABIOMED, Inc.*	34,800	3,299,388
Post Holdings, Inc.*	39,900	2,743,922
Sprouts Farmers Market, Inc.*	94,300	2,738,472
Amsurg Corp. — Class A*	32,800	2,446,880
Global Payments, Inc.	28,980	1,892,394
WhiteWave Foods Co. — Class A*	39,687	1,612,880
SEI Investments Co.	37,324	1,606,798
United Therapeutics Corp.*	14,091	1,570,160
Align Technology, Inc.*	21,420	1,557,020
CEB, Inc.	21,048	1,362,437
PAREXEL International Corp.*	21,454	1,345,809
Service Corporation International	49,945	1,232,643
MEDNAX, Inc.*	18,430	1,190,947
VCA, Inc.*	18,425	1,062,938
Gartner, Inc.*	11,725	1,047,629
Rollins, Inc.	33,072	896,913
STERIS plc	12,000	852,600
Flowers Foods, Inc.	44,500	821,470
Charles River Laboratories International, Inc.*	9,650	732,821
Akorn, Inc.*	30,593	719,853
Bio-Techne Corp.	7,480	707,010
LivaNova plc*	12,400	669,352
Total Consumer, Non-cyclical		32,110,336

Financial - 20.5%
Alexander & Baldwin, Inc.	86,970	3,190,060
WisdomTree Investments, Inc.	248,900	2,844,927
MarketAxess Holdings, Inc.	21,277	2,656,008
Old Republic International Corp.	126,040	2,304,011
Bank of the Ozarks, Inc.	47,207	1,981,277
Lamar Advertising Co. — Class A	31,436	1,933,314
Equity One, Inc.	66,800	1,914,488
PrivateBancorp, Inc. — Class A	48,400	1,868,240
Signature Bank*	13,701	1,864,980
Weingarten Realty Investors	40,500	1,519,560
First Horizon National Corp.	96,500	1,264,150
SVB Financial Group*	11,800	1,204,190
CBOE Holdings, Inc.	17,382	1,135,566
Sovran Self Storage, Inc.	9,277	1,094,222
Communications Sales & Leasing, Inc.	42,970	956,083
Healthcare Realty Trust, Inc.	30,300	935,967
Jones Lang LaSalle, Inc.	7,700	903,364
Total Financial		29,570,407

Consumer, Cyclical - 19.1%
Skechers U.S.A., Inc. — Class A*	129,732	3,950,339
NVR, Inc.*	1,600	2,771,840
Vista Outdoor, Inc.*	52,500	2,725,275
Tempur Sealy International, Inc.*	37,280	2,266,251
LKQ Corp.*	52,890	1,688,778
Pool Corp.	19,105	1,676,273
Wendy’s Co.	153,517	1,671,801
JetBlue Airways Corp.*	73,540	1,553,164
Alaska Air Group, Inc.	18,834	1,544,765
Toll Brothers, Inc.*	51,890	1,531,274
Buffalo Wild Wings, Inc.*	8,000	1,184,960
Domino’s Pizza, Inc.	8,285	1,092,460
Carter’s, Inc.	10,084	1,062,652
Toro Co.	12,200	1,050,664
Panera Bread Co. — Class A*	5,000	1,024,150
Dunkin’ Brands Group, Inc.	16,095	759,201
Total Consumer, Cyclical		27,553,847

Industrial - 8.5%
Fortune Brands Home & Security, Inc.	33,657	1,886,138
AO Smith Corp.	23,900	1,823,809
Lennox International, Inc.	12,900	1,743,951
Acuity Brands, Inc.	7,600	1,657,864
Zebra Technologies Corp. — Class A*	22,912	1,580,928
Eagle Materials, Inc.	20,141	1,412,086
Packaging Corporation of America	23,317	1,408,347
Cognex Corp.	20,480	797,696
Total Industrial		12,310,819

Communications - 4.6%
ARRIS International plc*	106,813	2,448,154
AMC Networks, Inc. — Class A*	30,565	1,984,891
Ciena Corp.*	59,900	1,139,298
FactSet Research Systems, Inc.	6,600	1,000,098
Total Communications		6,572,441

Total Common Stocks
(Cost $131,138,558)		143,597,599

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 0.5%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$523,276	$523,276
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	177,936	177,936
Total Repurchase Agreements
(Cost $701,212)		701,212

Total Investments - 100.1%
(Cost $131,839,770)		$144,298,811
Other Assets & Liabilities, net - (0.1)%		(87,869)
Total Net Assets - 100.0%		$144,210,942

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$143,597,599	$—	$—	$143,597,599
Repurchase Agreements	—	701,212	—	701,212
Total	$143,597,599	$701,212	$—	$144,298,811

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $131,138,558)	$143,597,599
Repurchase agreements, at value (cost $701,212)	701,212
Total investments (cost $131,839,770)	144,298,811
Receivables:
Securities sold	1,073,468
Dividends	67,210
Fund shares sold	34,291
Interest	4
Total assets	145,473,784

Liabilities:
Payable for:
Fund shares redeemed	1,005,476
Management fees	89,281
Distribution and service fees	42,542
Transfer agent and administrative fees	29,760
Portfolio accounting fees	11,904
Miscellaneous	83,879
Total liabilities	1,262,842
Commitments and contingent liabilities (Note 12)	—
Net assets	$144,210,942

Net assets consist of:
Paid in capital	$139,725,244
Accumulated net investment loss	(267,173)
Accumulated net realized loss on investments	(7,706,170)
Net unrealized appreciation on investments	12,459,041
Net assets	$144,210,942

A-Class:
Net assets	$29,017,113
Capital shares outstanding	623,856
Net asset value per share	$46.51
Maximum offering price per share (Net asset value divided by 95.25%)	$48.83

C-Class:
Net assets	$20,278,890
Capital shares outstanding	489,715
Net asset value per share	$41.41

H-Class:
Net assets	$94,914,939
Capital shares outstanding	2,038,470
Net asset value per share	$46.56

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends	$1,442,538
Interest	732
Income from securities lending, net	215
Total investment income	1,443,485

Expenses:
Management fees	1,366,558
Transfer agent and administrative fees	455,519
Distribution and service fees:
A-Class	96,935
C-Class	248,778
H-Class	296,390
Portfolio accounting fees	182,206
Custodian fees	21,146
Trustees’ fees*	13,276
Line of credit fees	957
Miscellaneous	236,077
Total expenses	2,917,842
Net investment loss	(1,474,357)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	618,071
Net realized gain	618,071
Net change in unrealized appreciation (depreciation) on:
Investments	(19,480,581)
Net change in unrealized appreciation (depreciation)	(19,480,581)
Net realized and unrealized loss	(18,862,510)
Net decrease in net assets resulting from operations	$(20,336,867)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,474,357)	$(1,378,718)
Net realized gain on investments	618,071	29,700,840
Net change in unrealized appreciation (depreciation) on investments	(19,480,581)	(18,164,089)
Net increase (decrease) in net assets resulting from operations	(20,336,867)	10,158,033

Distributions to shareholders from:
Net realized gains
A-Class	(2,228,224)	(7,116,622)
C-Class	(1,333,119)	(4,084,213)
H-Class	(6,095,021)	(22,003,582)
Total distributions to shareholders	(9,656,364)	(33,204,417)

Capital share transactions:
Proceeds from sale of shares
A-Class	53,831,940	39,741,275
C-Class	8,486,478	6,287,664
H-Class	132,856,460	147,612,847
Distributions reinvested
A-Class	2,217,738	6,967,839
C-Class	1,326,118	3,990,817
H-Class	6,025,101	21,471,603
Cost of shares redeemed
A-Class	(60,087,772)	(61,004,231)
C-Class	(12,136,902)	(9,508,175)
H-Class	(150,323,558)	(215,228,354)
Net decrease from capital share transactions	(17,804,397)	(59,668,715)
Net decrease in net assets	(47,797,628)	(82,715,099)

Net assets:
Beginning of year	192,008,570	274,723,669
End of year	$144,210,942	$192,008,570
Accumulated net investment loss at end of year	$(267,173)	$—

Capital share activity:
Shares sold
A-Class	1,045,660	737,028
C-Class	181,153	127,220
H-Class	2,636,800	2,657,949
Shares issued from reinvestment of distributions
A-Class	45,094	138,912
C-Class	30,201	87,942
H-Class	122,362	427,636
Shares redeemed
A-Class	(1,221,580)	(1,132,013)
C-Class	(270,847)	(193,674)
H-Class	(3,033,087)	(3,955,768)
Net decrease in shares	(464,244)	(1,104,768)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$53.86	$58.66	$49.76	$44.11	$42.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.29)	(.22)	(.19)	(.45)
Net gain (loss) on investments (realized and unrealized)	(4.48)	3.88	11.05	5.84	1.80
Total from investment operations	(4.84)	3.59	10.83	5.65	1.35
Less distributions from:
Net realized gains	(2.51)	(8.39)	(1.93)	—	—
Total distributions	(2.51)	(8.39)	(1.93)	—	—
Net asset value, end of period	$46.51	$53.86	$58.66	$49.76	$44.11

Total Return[b]	(9.23%)	7.18%	21.90%	12.81%	3.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,017	$40,648	$59,293	$45,638	$36,052
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.53%)	(0.40%)	(0.43%)	(1.09%)
Total expenses	1.50%	1.51%	1.52%	1.50%	1.50%
Portfolio turnover rate	143%	134%	131%	188%	226%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$48.60	$54.13	$46.39	$41.43	$40.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.66)	(.64)	(.58)	(.49)	(.71)
Net gain (loss) on investments (realized and unrealized)	(4.02)	3.50	10.25	5.45	1.67
Total from investment operations	(4.68)	2.86	9.67	4.96	.96
Less distributions from:
Net realized gains	(2.51)	(8.39)	(1.93)	—	—
Total distributions	(2.51)	(8.39)	(1.93)	—	—
Net asset value, end of period	$41.41	$48.60	$54.13	$46.39	$41.43

Total Return[b]	(9.92%)	6.39%	20.98%	12.00%	2.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,279	$26,689	$28,567	$18,837	$16,228
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.26%)	(1.15%)	(1.19%)	(1.83%)
Total expenses	2.25%	2.26%	2.27%	2.25%	2.25%
Portfolio turnover rate	143%	134%	131%	188%	226%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$53.91	$58.71	$49.80	$44.14	$42.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.29)	(.18)	(.20)	(.44)
Net gain (loss) on investments (realized and unrealized)	(4.48)	3.88	11.02	5.86	1.77
Total from investment operations	(4.84)	3.59	10.84	5.66	1.33
Less distributions from:
Net realized gains	(2.51)	(8.39)	(1.93)	—	—
Total distributions	(2.51)	(8.39)	(1.93)	—	—
Net asset value, end of period	$46.56	$53.91	$58.71	$49.80	$44.14

Total Return[b]	(9.22%)	7.18%	21.91%	12.82%	3.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94,915	$124,672	$186,863	$242,157	$312,510
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.52%)	(0.33%)	(0.45%)	(1.08%)
Total expenses	1.50%	1.51%	1.52%	1.50%	1.50%
Portfolio turnover rate	143%	134%	131%	188%	226%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2016, S&P MidCap 400® Pure Value Fund H-Class returned -6.86%, compared with a return of -4.94% for the S&P MidCap 400 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The sectors that contributed the most to the performance of the underlying index for the period were Utilities and Materials. The Energy sector detracted the most from performance, followed by the Health Care sector.

Ingram Micro, Inc. – Class A, Talen Energy Corp., and Joy Global, Inc. contributed the most to the performance of the underlying index for the period. Peabody Energy Corp., Community Health Systems, Inc., and SunEdison, Inc. detracted the most from the performance of the underlying index for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Joy Global, Inc.	2.7%
United States Steel Corp.	2.6%
Terex Corp.	2.4%
Allegheny Technologies, Inc.	2.3%
KB Home	2.2%
Talen Energy Corp.	2.2%
Tech Data Corp.	2.1%
Commercial Metals Co.	2.1%
Arrow Electronics, Inc.	2.0%
Reliance Steel & Aluminum Co.	2.0%
Top Ten Total	22.6%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-6.88%	6.36%	4.30%
A-Class Shares with sales charge†	-11.30%	5.33%	3.79%
C-Class Shares	-7.58%	5.54%	3.48%
C-Class Shares with CDSC‡	-8.50%	5.54%	3.48%
H-Class Shares	-6.86%	6.34%	4.29%
S&P MidCap 400 Pure Value Index	-4.94%	8.99%	7.25%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2016
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Industrial - 22.6%
Joy Global, Inc.	90,998	$1,462,338
Terex Corp.	52,535	1,307,071
Tech Data Corp.*	15,001	1,151,627
Arrow Electronics, Inc.*	17,459	1,124,534
Avnet, Inc.	21,733	962,772
Triumph Group, Inc.	26,778	842,971
AECOM*	22,691	698,656
KLX, Inc.*	21,491	690,721
Vishay Intertechnology, Inc.	51,271	626,019
Greif, Inc. — Class A	18,771	614,750
Jabil Circuit, Inc.	28,525	549,677
AGCO Corp.	11,008	547,098
Trinity Industries, Inc.	26,902	492,576
Oshkosh Corp.	11,936	487,824
Granite Construction, Inc.	6,430	307,354
Regal Beloit Corp.	4,854	306,239
GATX Corp.	5,620	266,950
Total Industrial		12,439,177

Consumer, Cyclical - 16.5%
KB Home	84,594	1,208,002
Ingram Micro, Inc. — Class A	29,916	1,074,284
World Fuel Services Corp.	19,844	964,022
Abercrombie & Fitch Co. — Class A	20,941	660,480
Fossil Group, Inc.*	14,291	634,806
Office Depot, Inc.*	89,132	632,837
CST Brands, Inc.	16,385	627,382
Ascena Retail Group, Inc.*	50,772	561,538
Dana Holding Corp.	36,306	511,552
Big Lots, Inc.	10,356	469,023
J.C. Penney Company, Inc.*	37,399	413,633
Dick’s Sporting Goods, Inc.	8,199	383,303
Deckers Outdoor Corp.*	5,608	335,975
Guess?, Inc.	17,737	332,923
Cabela’s, Inc.*	5,316	258,836
Total Consumer, Cyclical		9,068,596

Financial - 15.2%
Reinsurance Group of America, Inc. — Class A	9,088	874,720
Hanover Insurance Group, Inc.	6,476	584,266
Aspen Insurance Holdings Ltd.	11,970	570,969
CNO Financial Group, Inc.	31,069	556,756
Endurance Specialty Holdings Ltd.	8,306	542,714
Everest Re Group Ltd.	2,388	471,463
Senior Housing Properties Trust	22,838	408,572
Kemper Corp.	13,434	397,243
Alleghany Corp.*	777	385,547
Hancock Holding Co.	16,745	384,466
Genworth Financial, Inc. — Class A*	129,726	354,152
First American Financial Corp.	9,222	351,450
WR Berkley Corp.	6,003	337,369
First Niagara Financial Group, Inc.	31,746	307,301
Umpqua Holdings Corp.	17,488	277,360
Associated Banc-Corp.	14,877	266,893
FirstMerit Corp.	12,174	256,263
Trustmark Corp.	10,833	249,484
Prosperity Bancshares, Inc.	4,778	221,651
Stifel Financial Corp.*	6,690	198,024
International Bancshares Corp.	7,265	179,155
TCF Financial Corp.	14,228	174,435
Total Financial		8,350,253

Basic Materials - 13.5%
United States Steel Corp.	89,064	1,429,476
Allegheny Technologies, Inc.	76,269	1,243,185
Commercial Metals Co.	67,112	1,138,891
Reliance Steel & Aluminum Co.	15,675	1,084,553
Domtar Corp.	22,691	918,986
Steel Dynamics, Inc.	33,308	749,763
Carpenter Technology Corp.	9,594	328,403
Worthington Industries, Inc.	7,896	281,413
Olin Corp.	14,718	255,652
Total Basic Materials		7,430,322

Consumer, Non-cyclical - 11.7%
Community Health Systems, Inc.*	46,515	860,992
United Natural Foods, Inc.*	21,194	854,118
Aaron’s, Inc.	28,365	711,962
Owens & Minor, Inc.	16,599	670,932
ManpowerGroup, Inc.	7,534	613,418
LifePoint Health, Inc.*	7,203	498,808
DeVry Education Group, Inc.	28,502	492,230
RR Donnelley & Sons Co.	28,593	468,925
Graham Holdings Co. — Class B	936	449,280
Dean Foods Co.	25,214	436,706
FTI Consulting, Inc.*	10,576	375,554
Total Consumer, Non-cyclical		6,432,925

Energy - 8.9%
WPX Energy, Inc.*	103,090	720,599
Murphy USA, Inc.*	9,347	574,373
Noble Corporation plc	50,766	525,429
CONSOL Energy, Inc.	45,880	517,985
SM Energy Co.	26,894	503,994
Patterson-UTI Energy, Inc.	25,034	441,099
Western Refining, Inc.	12,826	373,109
HollyFrontier Corp.	9,942	351,151
Oil States International, Inc.*	10,958	345,396
NOW, Inc.*	16,352	289,757
Rowan Companies plc — Class A	12,883	207,416
SunEdison, Inc.*	102,572	55,409
Total Energy		4,905,717

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
Utilities - 5.3%
Talen Energy Corp.*	131,645	$1,184,804
MDU Resources Group, Inc.	28,345	551,594
Great Plains Energy, Inc.	11,920	384,421
PNM Resources, Inc.	8,538	287,901
Hawaiian Electric Industries, Inc.	7,893	255,733
ONE Gas, Inc.	3,952	241,467
Total Utilities		2,905,920

Technology - 4.0%
Computer Sciences Corp.	22,725	781,512
SYNNEX Corp.	6,532	604,798
3D Systems Corp.*	36,632	566,697
Lexmark International, Inc. — Class A	7,613	254,503
Total Technology		2,207,510

Communications - 1.8%
Telephone & Data Systems, Inc.	33,356	1,003,682

Total Common Stocks
(Cost $49,826,591)		54,744,102

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.9%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$366,621	366,621
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	124,666	124,666
Total Repurchase Agreements
(Cost $491,287)		491,287

Total Investments - 100.4%
(Cost $50,317,878)		$55,235,389
Other Assets & Liabilities, net - (0.4)%		(247,073)
Total Net Assets - 100.0%		$54,988,316

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$54,744,102	$—	$—	$54,744,102
Repurchase Agreements	—	491,287	—	491,287
Total	$54,744,102	$491,287	$—	$55,235,389

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $49,826,591)	$54,744,102
Repurchase agreements, at value (cost $491,287)	491,287
Total investments (cost $50,317,878)	55,235,389
Cash	1,754
Receivables:
Fund shares sold	637,533
Dividends	35,546
Interest	3
Total assets	55,910,225

Liabilities:
Payable for:
Securities purchased	809,862
Fund shares redeemed	58,089
Management fees	23,230
Distribution and service fees	9,035
Transfer agent and administrative fees	7,743
Portfolio accounting fees	3,097
Miscellaneous	10,853
Total liabilities	921,909
Commitments and contingent liabilities (Note 12)	—
Net assets	$54,988,316

Net assets consist of:
Paid in capital	$54,893,247
Undistributed net investment income	52,548
Accumulated net realized loss on investments	(4,874,990)
Net unrealized appreciation on investments	4,917,511
Net assets	$54,988,316

A-Class:
Net assets	$4,774,591
Capital shares outstanding	112,534
Net asset value per share	$42.43
Maximum offering price per share (Net asset value divided by 95.25%)	$44.55

C-Class:
Net assets	$2,165,355
Capital shares outstanding	56,486
Net asset value per share	$38.33

H-Class:
Net assets	$48,048,370
Capital shares outstanding	1,133,667
Net asset value per share	$42.38

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends	$289,769
Income from securities lending, net	3,537
Interest	87
Total investment income	293,393

Expenses:
Management fees	112,326
Transfer agent and administrative fees	37,442
Distribution and service fees:
A-Class	4,301
C-Class	20,577
H-Class	27,997
Portfolio accounting fees	14,977
Custodian fees	1,748
Trustees’ fees*	944
Line of credit fees	47
Miscellaneous	20,486
Total expenses	240,845
Net investment income	52,548

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,107,050)
Net realized loss	(1,107,050)
Net change in unrealized appreciation (depreciation) on:
Investments	1,847,168
Net change in unrealized appreciation (depreciation)	1,847,168
Net realized and unrealized gain	740,118
Net increase in net assets resulting from operations	$792,666

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$52,548	$28,715
Net realized gain (loss) on investments	(1,107,050)	821,447
Net change in unrealized appreciation (depreciation) on investments	1,847,168	(111,329)
Net increase in net assets resulting from operations	792,666	738,833

Distributions to shareholders from:
Net investment income
A-Class	(2,509)	(1,894)
C-Class	(4,545)	(3,562)
H-Class	(21,661)	(13,489)
Total distributions to shareholders	(28,715)	(18,945)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,839,706	11,223,218
C-Class	1,496,883	3,652,910
H-Class	117,775,736	118,121,754
Distributions reinvested
A-Class	2,473	1,845
C-Class	4,535	3,500
H-Class	21,374	13,216
Cost of shares redeemed
A-Class	(4,655,658)	(11,626,460)
C-Class	(2,314,575)	(2,948,860)
H-Class	(79,851,430)	(120,382,579)
Net increase (decrease) from capital share transactions	40,319,044	(1,941,456)
Net increase (decrease) in net assets	41,082,995	(1,221,568)

Net assets:
Beginning of year	13,905,321	15,126,889
End of year	$54,988,316	$13,905,321
Undistributed net investment income at end of year	$52,548	$28,715

Capital share activity:
Shares sold
A-Class	185,812	253,969
C-Class	42,699	91,046
H-Class	2,852,823	2,697,009
Shares issued from reinvestment of distributions
A-Class	58	41
C-Class	118	86
H-Class	505	296
Shares redeemed
A-Class	(115,018)	(267,091)
C-Class	(59,256)	(74,102)
H-Class	(1,916,239)	(2,746,513)
Net increase (decrease) in shares	991,502	(45,259)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$45.68	$43.04	$36.18	$30.88	$31.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.11	(.03)	.07	.06
Net gain (loss) on investments (realized and unrealized)	(3.30)	2.58	7.08	5.23	(.61)
Total from investment operations	(3.14)	2.69	7.05	5.30	(.55)
Less distributions from:
Net investment income	(.11)	(.05)	(.19)	—	—
Total distributions	(.11)	(.05)	(.19)	—	—
Net asset value, end of period	$42.43	$45.68	$43.04	$36.18	$30.88

Total Return[b]	(6.88%)	6.25%	19.49%	17.16%	(1.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,775	$1,904	$2,357	$1,571	$6,817
Ratios to average net assets:
Net investment income (loss)	0.39%	0.26%	(0.06%)	0.23%	0.22%
Total expenses	1.50%	1.51%	1.52%	1.51%	1.49%
Portfolio turnover rate	493%	638%	506%	757%	619%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$41.59	$39.48	$33.46	$28.78	$29.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.18)	(.25)	(.13)	(.16)
Net gain (loss) on investments (realized and unrealized)	(3.03)	2.34	6.46	4.81	(.59)
Total from investment operations	(3.15)	2.16	6.21	4.68	(.75)
Less distributions from:
Net investment income	(.11)	(.05)	(.19)	—	—
Total distributions	(.11)	(.05)	(.19)	—	—
Net asset value, end of period	$38.33	$41.59	$39.48	$33.46	$28.78

Total Return[b]	(7.58%)	5.47%	18.57%	16.26%	(2.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,165	$3,033	$2,207	$3,413	$2,194
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.44%)	(0.71%)	(0.45%)	(0.60%)
Total expenses	2.25%	2.26%	2.28%	2.26%	2.26%
Portfolio turnover rate	493%	638%	506%	757%	619%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$45.62	$42.98	$36.16	$30.86	$31.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.11	.06	.08	.01
Net gain (loss) on investments (realized and unrealized)	(3.33)	2.58	6.95	5.22	(.57)
Total from investment operations	(3.13)	2.69	7.01	5.30	(.56)
Less distributions from:
Net investment income	(.11)	(.05)	(.19)	—	—
Total distributions	(.11)	(.05)	(.19)	—	—
Net asset value, end of period	$42.38	$45.62	$42.98	$36.16	$30.86

Total Return[b]	(6.86%)	6.26%	19.39%	17.17%	(1.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,048	$8,968	$10,563	$78,237	$18,838
Ratios to average net assets:
Net investment income (loss)	0.47%	0.25%	0.15%	0.24%	0.02%
Total expenses	1.51%	1.51%	1.52%	1.52%	1.51%
Portfolio turnover rate	493%	638%	506%	757%	619%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2016, S&P SmallCap 600® Pure Growth Fund H-Class returned -11.24%, compared with a gain of -9.66% for the S&P SmallCap 600 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Consumer Staples sector and the Telecommunications Services sector contributed the most to the performance of the underlying index for the period. The Health Care sector was the largest detractor from performance, followed by the Consumer Discretionary sector.

The best-performing stocks in the S&P SmallCap 600 Pure Growth Index were Take-Two Interactive Software, Inc., Skechers U.S.A., Inc., – Class A, and CoreSite Realty Corp. The weakest performers in the underlying index were Lannett Company, Inc., Depomed, Inc., and Carrizo Oil & Gas, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Ligand Pharmaceuticals, Inc. — Class B	1.8%
Supernus Pharmaceuticals, Inc.	1.4%
Fabrinet	1.3%
Meritage Homes Corp.	1.3%
PGT, Inc.	1.3%
LendingTree, Inc.	1.3%
First Midwest Bancorp, Inc.	1.2%
Headwaters, Inc.	1.2%
Cirrus Logic, Inc.	1.2%
Pinnacle Entertainment, Inc.	1.2%
Top Ten Total	13.2%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-11.24%	7.71%	5.39%
A-Class Shares with sales charge†	-15.46%	6.67%	4.88%
C-Class Shares	-11.90%	6.90%	4.61%
C-Class Shares with CDSC‡	-12.78%	6.90%	4.61%
H-Class Shares	-11.24%	7.70%	5.38%
S&P SmallCap 600 Pure Growth Index	-9.66%	9.75%	7.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2016
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Consumer, Non-cyclical - 34.8%
Ligand Pharmaceuticals, Inc. — Class B*	5,069	$542,839
Supernus Pharmaceuticals, Inc.*	27,063	412,710
LendingTree, Inc.*	3,870	378,409
MiMedx Group, Inc.*	37,194	325,076
AMN Healthcare Services, Inc.*	9,632	323,732
TrueBlue, Inc.*	10,812	282,733
Emergent BioSolutions, Inc.*	7,775	282,621
Zeltiq Aesthetics, Inc.*	10,290	279,477
On Assignment, Inc.*	7,230	266,932
Cal-Maine Foods, Inc.	5,141	266,869
Heartland Payment Systems, Inc.	2,735	264,119
Depomed, Inc.*	18,788	261,717
NuVasive, Inc.*	5,360	260,764
Masimo Corp.*	5,918	247,609
Cross Country Healthcare, Inc.*	20,935	243,474
Affymetrix, Inc.*	17,110	239,711
Cantel Medical Corp.	3,339	238,271
NutriSystem, Inc.	11,345	236,770
Cynosure, Inc. — Class A*	5,186	228,806
Almost Family, Inc.*	6,137	228,542
Prestige Brands Holdings, Inc.*	4,278	228,402
Repligen Corp.*	8,327	223,330
Surgical Care Affiliates, Inc.*	4,740	219,367
Helen of Troy Ltd.*	2,057	213,290
Heidrick & Struggles International, Inc.	8,810	208,797
Cambrex Corp.*	4,717	207,548
Vascular Solutions, Inc.*	6,012	195,571
Albany Molecular Research, Inc.*	12,669	193,709
Calavo Growers, Inc.	3,102	177,000
Neogen Corp.*	3,508	176,628
Natus Medical, Inc.*	4,484	172,320
Nektar Therapeutics*	12,517	172,109
Monro Muffler Brake, Inc.	2,381	170,170
Merit Medical Systems, Inc.*	8,854	163,710
US Physical Therapy, Inc.	3,141	156,202
Korn/Ferry International	5,486	155,199
LHC Group, Inc.*	4,189	148,961
Matthews International Corp. — Class A	2,816	144,940
Chemed Corp.	1,058	143,306
Lannett Company, Inc.*	7,770	139,316
B&G Foods, Inc.	3,839	133,636
Luminex Corp.*	6,714	130,252
SurModics, Inc.*	6,893	126,900
Healthcare Services Group, Inc.	3,319	122,172
WD-40 Co.	1,113	120,215
Integra LifeSciences Holdings Corp.*	1,612	108,584
CorVel Corp.*	2,620	103,280
Impax Laboratories, Inc.*	2,782	89,080
Acorda Therapeutics, Inc.*	2,710	71,680
Phibro Animal Health Corp. — Class A	2,518	68,087
Total Consumer, Non-cyclical		10,494,942

Financial - 18.9%
First Midwest Bancorp, Inc.	20,540	370,130
CoreSite Realty Corp.	4,899	342,979
Home BancShares, Inc.	7,313	299,467
Ameris Bancorp	9,423	278,732
BofI Holding, Inc.*	12,726	271,572
Walker & Dunlop, Inc.*	11,159	270,829
Universal Insurance Holdings, Inc.	14,729	262,177
Employers Holdings, Inc.	8,713	245,184
Talmer Bancorp, Inc. — Class A	13,209	238,951
Education Realty Trust, Inc.	5,386	224,058
Pinnacle Financial Partners, Inc.	4,558	223,615
Acadia Realty Trust	6,224	218,649
Hanmi Financial Corp.	9,735	214,365
Simmons First National Corp. — Class A	4,682	211,018
Northfield Bancorp, Inc.	12,390	203,692
Evercore Partners, Inc. — Class A	3,880	200,790
Bank Mutual Corp.	25,303	191,544
Four Corners Property Trust, Inc.	10,235	183,718
AMERISAFE, Inc.	2,932	154,047
Financial Engines, Inc.	4,850	152,436
HFF, Inc. — Class A	5,504	151,525
RLI Corp.	2,155	144,083
BBCN Bancorp, Inc.	9,280	140,963
Banner Corp.	3,001	126,162
LegacyTexas Financial Group, Inc.	5,979	117,487
Retail Opportunity Investments Corp.	5,672	114,121
First Financial Bankshares, Inc.	3,720	110,038
Total Financial		5,662,332

Industrial - 17.9%
Fabrinet*	12,435	402,272
PGT, Inc.*	39,198	385,709
Headwaters, Inc.*	18,635	369,719
TASER International, Inc.*	16,209	318,183
US Concrete, Inc.*	5,206	310,174
II-VI, Inc.*	13,478	292,607
Universal Forest Products, Inc.	3,272	280,803
Dycom Industries, Inc.*	4,110	265,793
Griffon Corp.	14,687	226,914
AZZ, Inc.	3,937	222,834
Drew Industries, Inc.	3,348	215,812
Lydall, Inc.*	6,520	212,031
US Ecology, Inc.	4,546	200,751
Comfort Systems USA, Inc.	6,176	196,212
John Bean Technologies Corp.	3,420	192,922
Proto Labs, Inc.*	2,180	168,056
Sturm Ruger & Company, Inc.	2,411	164,864
Trex Company, Inc.*	3,326	159,415
Methode Electronics, Inc.	5,026	146,960
AAON, Inc.	5,208	145,824

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Matson, Inc.	3,587	$144,090
Apogee Enterprises, Inc.	3,066	134,567
Exponent, Inc.	2,614	133,340
OSI Systems, Inc.*	1,351	88,477
Total Industrial		5,378,329

Consumer, Cyclical - 11.0%
Meritage Homes Corp.*	10,730	391,215
Pinnacle Entertainment, Inc.*	9,942	348,964
Installed Building Products, Inc.*	11,255	299,496
Lithia Motors, Inc. — Class A	2,830	247,144
American Woodmark Corp.*	2,994	223,322
Allegiant Travel Co. — Class A	1,206	214,741
Hawaiian Holdings, Inc.*	4,360	205,748
Francesca’s Holdings Corp.*	9,212	176,502
Ruth’s Hospitality Group, Inc.	9,408	173,201
Interface, Inc. — Class A	9,070	168,158
Monarch Casino & Resort, Inc.*	8,322	161,946
Gentherm, Inc.*	3,879	161,328
Boyd Gaming Corp.*	7,580	156,603
Papa John’s International, Inc.	2,507	135,854
Popeyes Louisiana Kitchen, Inc.*	2,584	134,523
Sonic Corp.	2,579	90,678
Total Consumer, Cyclical		3,289,423

Technology - 9.6%
Cirrus Logic, Inc.*	9,748	354,924
Ebix, Inc.	6,519	265,910
Take-Two Interactive Software, Inc.*	6,856	258,266
Blackbaud, Inc.	3,729	234,517
ExlService Holdings, Inc.*	4,424	229,163
Monolithic Power Systems, Inc.	3,137	199,639
Cray, Inc.*	4,579	191,906
Tessera Technologies, Inc.	5,883	182,373
Kopin Corp.*	92,615	153,741
Virtusa Corp.*	3,986	149,316
Medidata Solutions, Inc.*	3,790	146,711
Rambus, Inc.*	10,647	146,396
Synchronoss Technologies, Inc.*	4,415	142,781
CEVA, Inc.*	5,088	114,480
Omnicell, Inc.*	3,683	102,645
Total Technology		2,872,768

Communications - 4.4%
Stamps.com, Inc.*	2,724	289,507
LogMeIn, Inc.*	5,187	261,736
World Wrestling Entertainment, Inc. — Class A	10,513	185,660
8x8, Inc.*	16,439	165,376
NIC, Inc.	7,443	134,197
HealthStream, Inc.*	5,344	118,049
Blue Nile, Inc.	3,418	87,877
General Communication, Inc. — Class A*	3,945	72,272
Total Communications		1,314,674

Basic Materials - 1.9%
Balchem Corp.	3,224	199,953
Innospec, Inc.	3,328	144,302
Aceto Corp.	5,091	119,944
Deltic Timber Corp.	1,934	116,330
Total Basic Materials		580,529

Energy - 0.6%
Synergy Resources Corp.*	22,186	172,385

Utilities - 0.5%
Piedmont Natural Gas Company, Inc.	2,440	145,985

Total Common Stocks
(Cost $26,186,301)		29,911,367

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.5%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$120,333	120,333
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	40,918	40,918
Total Repurchase Agreements
(Cost $161,251)		161,251

Total Investments - 100.1%
(Cost $26,347,552)		$30,072,618
Other Assets & Liabilities, net - (0.1)%		(33,745)
Total Net Assets - 100.0%		$30,038,873

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$29,911,367	$—	$—	$29,911,367
Repurchase Agreements	—	161,251	—	161,251
Total	$29,911,367	$161,251	$—	$30,072,618

For the year ended March 31, 2016, there were no transfers between levels.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $26,186,301)	$29,911,367
Repurchase agreements, at value (cost $161,251)	161,251
Total investments (cost $26,347,552)	30,072,618
Receivables:
Securities sold	959,066
Fund shares sold	22,139
Dividends	16,175
Interest	1
Total assets	31,069,999

Liabilities:
Payable for:
Fund shares redeemed	894,760
Securities purchased	82,372
Management fees	20,987
Distribution and service fees	8,596
Transfer agent and administrative fees	6,996
Portfolio accounting fees	2,798
Miscellaneous	14,617
Total liabilities	1,031,126
Commitments and contingent liabilities (Note 12)	—
Net assets	$30,038,873

Net assets consist of:
Paid in capital	$32,297,835
Undistributed net investment income	—
Accumulated net realized loss on investments	(5,984,028)
Net unrealized appreciation on investments	3,725,066
Net assets	$30,038,873

A-Class:
Net assets	$2,450,504
Capital shares outstanding	46,874
Net asset value per share	$52.28
Maximum offering price per share (Net asset value divided by 95.25%)	$54.89

C-Class:
Net assets	$2,542,039
Capital shares outstanding	53,159
Net asset value per share	$47.82

H-Class:
Net assets	$25,046,330
Capital shares outstanding	479,183
Net asset value per share	$52.27

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends	$508,876
Income from securities lending, net	18,211
Interest	196
Total investment income	527,283

Expenses:
Management fees	386,651
Transfer agent and administrative fees	128,884
Distribution and service fees:
A-Class	10,063
C-Class	47,403
H-Class	106,970
Portfolio accounting fees	51,553
Custodian fees	5,976
Trustees’ fees*	3,476
Line of credit fees	391
Miscellaneous	64,938
Total expenses	806,305
Net investment loss	(279,022)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,903,116)
Net realized loss	(3,903,116)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,825,915)
Securities sold short	(16)
Net change in unrealized appreciation (depreciation)	(3,825,931)
Net realized and unrealized loss	(7,729,047)
Net decrease in net assets resulting from operations	$(8,008,069)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(279,022)	$(188,117)
Net realized gain (loss) on investments	(3,903,116)	2,956,093
Net change in unrealized appreciation (depreciation) on investments	(3,825,931)	2,390,655
Net increase (decrease) in net assets resulting from operations	(8,008,069)	5,158,631

Capital share transactions:
Proceeds from sale of shares
A-Class	6,933,578	1,853,974
C-Class	4,477,038	4,335,594
H-Class	162,349,042	126,430,453
Cost of shares redeemed
A-Class	(6,602,316)	(6,513,702)
C-Class	(6,727,877)	(3,479,599)
H-Class	(181,452,955)	(97,243,555)
Net increase (decrease) from capital share transactions	(21,023,490)	25,383,165
Net increase (decrease) in net assets	(29,031,559)	30,541,796

Net assets:
Beginning of year	59,070,432	28,528,636
End of year	$30,038,873	$59,070,432
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
A-Class	118,395	33,948
C-Class	84,005	85,842
H-Class	2,856,633	2,360,921
Shares redeemed
A-Class	(119,475)	(123,092)
C-Class	(130,988)	(72,433)
H-Class	(3,240,197)	(1,818,920)
Net increase (decrease) in shares	(431,627)	466,266

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$58.90	$52.99	$41.94	$37.97	$36.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.46)	(.31)	(.12)	(.35)
Net gain (loss) on investments (realized and unrealized)	(6.42)	6.37	11.36	4.09	2.26
Total from investment operations	(6.62)	5.91	11.05	3.97	1.91
Net asset value, end of period	$52.28	$58.90	$52.99	$41.94	$37.97

Total Return[b]	(11.24%)	11.15%	26.35%	10.46%	5.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,451	$2,825	$7,265	$995	$1,018
Ratios to average net assets:
Net investment income (loss)	(0.36%)	(0.88%)	(0.60%)	(0.31%)	(1.00%)
Total expenses	1.50%	1.51%	1.53%	1.51%	1.52%
Portfolio turnover rate	309%	380%	677%	645%	500%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$54.28	$49.21	$39.24	$35.79	$34.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.62)	(.74)	(.66)	(.42)	(.57)
Net gain (loss) on investments (realized and unrealized)	(5.84)	5.81	10.63	3.87	2.11
Total from investment operations	(6.46)	5.07	9.97	3.45	1.54
Net asset value, end of period	$47.82	$54.28	$49.21	$39.24	$35.79

Total Return[b]	(11.90%)	10.30%	25.41%	9.64%	4.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,542	$5,436	$4,268	$3,122	$2,568
Ratios to average net assets:
Net investment income (loss)	(1.19%)	(1.50%)	(1.46%)	(1.17%)	(1.71%)
Total expenses	2.25%	2.25%	2.28%	2.26%	2.26%
Portfolio turnover rate	309%	380%	677%	645%	500%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$58.89	$52.99	$41.94	$37.97	$36.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.31)	(.38)	(.31)	(.39)
Net gain (loss) on investments (realized and unrealized)	(6.34)	6.21	11.43	4.28	2.29
Total from investment operations	(6.62)	5.90	11.05	3.97	1.90
Net asset value, end of period	$52.27	$58.89	$52.99	$41.94	$37.97

Total Return[b]	(11.24%)	11.13%	26.35%	10.46%	5.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,046	$50,810	$16,996	$5,844	$29,214
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(0.58%)	(0.77%)	(0.81%)	(1.10%)
Total expenses	1.50%	1.49%	1.52%	1.50%	1.52%
Portfolio turnover rate	309%	380%	677%	645%	500%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2016, S&P SmallCap 600® Pure Value Fund H-Class returned -10.27%, compared with a return of -8.71% for the S&P SmallCap 600 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The sectors that contributed the most to return were the Materials and Consumer Staples sectors. The Energy sector was the leading detractor from return, followed by the Health Care sector.

The stocks that contributed the most to return of the S&P SmallCap 600 Pure Value Index were Century Aluminum Co., Pep Boys—Manny, Moe & Jack, and SPX Corp. Those that detracted the most from return of the underlying index were Hanger, Inc., Republic Airways Holdings, Inc., and ION Geophysical Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Century Aluminum Co.	2.6%
Rent-A-Center, Inc.	1.6%
Roadrunner Transportation Systems, Inc.	1.5%
SPX Corp.	1.5%
SpartanNash Co.	1.5%
Seneca Foods Corp. — Class A	1.5%
Kelly Services, Inc. — Class A	1.4%
LSB Industries, Inc.	1.4%
Orion Marine Group, Inc.	1.3%
Exterran Corp.	1.3%
Top Ten Total	15.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-10.27%	5.86%	2.03%
A-Class Shares with sales charge†	-14.54%	4.83%	1.54%
C-Class Shares	-10.97%	5.05%	1.24%
C-Class Shares with CDSC‡	-11.86%	5.05%	1.24%
H-Class Shares	-10.27%	5.83%	2.01%
S&P SmallCap 600 Value Index	-8.71%	8.40%	5.23%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.0%

Industrial - 27.4%
Roadrunner Transportation Systems, Inc.*	25,871	$322,352
SPX Corp.	21,373	321,023
LSB Industries, Inc.*	23,165	295,354
Orion Marine Group, Inc.*	52,915	274,100
Benchmark Electronics, Inc.*	10,856	250,232
Checkpoint Systems, Inc.*	23,853	241,392
Sanmina Corp.*	9,945	232,514
MYR Group, Inc.*	9,133	229,330
Chart Industries, Inc.*	10,243	222,478
ArcBest Corp.	10,142	218,966
Celadon Group, Inc.	20,548	215,343
Atlas Air Worldwide Holdings, Inc.*	4,946	209,067
TimkenSteel Corp.	22,790	207,389
TTM Technologies, Inc.*	25,905	172,268
Greenbrier Companies, Inc.	6,209	171,617
Saia, Inc.*	6,044	170,139
Briggs & Stratton Corp.	6,976	166,866
Hornbeck Offshore Services, Inc.*	16,354	162,395
Bel Fuse, Inc. — Class B	10,625	155,125
Plexus Corp.*	3,695	146,026
Hub Group, Inc. — Class A*	3,181	129,753
Echo Global Logistics, Inc.*	4,754	129,119
Olympic Steel, Inc.	7,337	127,003
SPX FLOW, Inc.*	4,790	120,133
Powell Industries, Inc.	3,659	109,075
Boise Cascade Co.*	4,661	96,576
AAR Corp.	4,101	95,430
Aegion Corp. — Class A*	4,067	85,773
EMCOR Group, Inc.	1,759	85,487
Kaman Corp.	1,782	76,074
Tidewater, Inc.	10,332	70,568
Marten Transport Ltd.	3,453	64,640
Haynes International, Inc.	1,568	57,232
Applied Industrial Technologies, Inc.	1,196	51,906
Astec Industries, Inc.	1,111	51,850
Tredegar Corp.	3,007	47,270
Total Industrial		5,781,865

Consumer, Cyclical - 25.9%
Big 5 Sporting Goods Corp.	23,213	257,896
Stage Stores, Inc.	31,199	251,465
SkyWest, Inc.	12,112	242,119
Barnes & Noble Education, Inc.*	23,136	226,733
Finish Line, Inc. — Class A	10,728	226,361
Tuesday Morning Corp.*	26,741	218,741
Ruby Tuesday, Inc.*	39,817	214,216
Genesco, Inc.*	2,905	209,886
Tailored Brands, Inc.	11,600	207,640
Iconix Brand Group, Inc.*	24,658	198,497
ScanSource, Inc.*	4,856	196,085
Zumiez, Inc.*	8,853	176,352
Veritiv Corp.*	4,446	165,658
Barnes & Noble, Inc.	12,939	159,926
VOXX International Corp. — Class A*	34,688	155,055
Essendant, Inc.	4,714	150,518
Cash America International, Inc.	3,808	147,141
Perry Ellis International, Inc.*	7,603	139,970
EZCORP, Inc. — Class A*	43,174	128,227
Fred’s, Inc. — Class A	8,557	127,585
Kirkland’s, Inc.	6,918	121,134
Sonic Automotive, Inc. — Class A	6,548	121,007
Children’s Place, Inc.	1,379	115,105
Group 1 Automotive, Inc.	1,870	109,750
Titan International, Inc.	19,217	103,387
Caleres, Inc.	3,635	102,834
Stein Mart, Inc.	13,988	102,532
Superior Industries International, Inc.	4,566	100,817
Lumber Liquidators Holdings, Inc.*	7,199	94,451
Biglari Holdings, Inc.*	223	82,891
Arctic Cat, Inc.	4,886	82,085
Regis Corp.*	4,991	75,813
Vera Bradley, Inc.*	3,634	73,916
Express, Inc.*	3,370	72,152
Vitamin Shoppe, Inc.*	2,260	69,970
Wolverine World Wide, Inc.	3,745	68,983
Movado Group, Inc.	2,269	62,466
Daktronics, Inc.	5,820	45,978
Unifi, Inc.*	1,825	41,811
Total Consumer, Cyclical		5,447,153

Consumer, Non-cyclical - 15.6%
Rent-A-Center, Inc.	21,120	334,752
SpartanNash Co.	10,229	310,041
Seneca Foods Corp. — Class A*	8,838	307,032
Kelly Services, Inc. — Class A	15,654	299,305
Magellan Health, Inc.*	3,217	218,531
Darling Ingredients, Inc.*	15,265	201,040
Andersons, Inc.	5,772	181,299
ABM Industries, Inc.	4,944	159,741
Kindred Healthcare, Inc.	12,638	156,080
Universal Corp.	2,588	147,024
Universal Technical Institute, Inc.	32,200	138,782
CDI Corp.	18,798	118,051
Sanderson Farms, Inc.	1,270	114,529
Select Medical Holdings Corp.	9,540	112,667
Central Garden & Pet Co. — Class A*	5,522	89,953
AngioDynamics, Inc.*	7,277	89,434
Green Dot Corp. — Class A*	3,170	72,815
Viad Corp.	2,040	59,486
Invacare Corp.	3,911	51,508
PharMerica Corp.*	1,972	43,601
Healthways, Inc.*	3,899	39,341
Central Garden & Pet Co.*	1,672	27,320
Total Consumer, Non-cyclical		3,272,332

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

Energy - 9.9%
Exterran Corp.*	17,064	$263,810
Atwood Oceanics, Inc.	25,330	232,276
Archrock, Inc.	26,079	208,632
SunCoke Energy, Inc.	24,032	156,208
Green Plains, Inc.	9,342	149,098
Gulf Island Fabrication, Inc.	18,761	147,274
Helix Energy Solutions Group, Inc.*	25,741	144,150
Era Group, Inc.*	14,139	132,624
SEACOR Holdings, Inc.*	2,312	125,888
Newpark Resources, Inc.*	26,321	113,707
Bristow Group, Inc.	4,933	93,332
Cloud Peak Energy, Inc.*	45,250	88,238
REX American Resources Corp.*	1,277	70,835
Pioneer Energy Services Corp.*	31,731	69,808
Rex Energy Corp.*	72,266	55,522
Basic Energy Services, Inc.*	14,170	39,109
Total Energy		2,090,511

Financial - 7.1%
Enova International, Inc.*	27,720	174,913
Piper Jaffray Cos.*	3,511	174,005
Calamos Asset Management, Inc. — Class A	16,651	141,367
World Acceptance Corp.*	3,534	134,009
International. FCStone, Inc.*	4,404	117,719
First BanCorp*	36,846	107,591
OFG Bancorp	14,073	98,370
Capstead Mortgage Corp.	9,395	92,917
Infinity Property & Casualty Corp.	1,114	89,677
Encore Capital Group, Inc.*	2,987	76,885
Stewart Information Services Corp.	2,069	75,063
Navigators Group, Inc.*	842	70,619
Horace Mann Educators Corp.	2,215	70,193
American Equity Investment Life Holding Co.	3,705	62,244
Total Financial		1,485,572

Basic Materials - 6.4%
Century Aluminum Co.*	78,855	555,928
PH Glatfelter Co.	9,413	195,131
Chemours Co.	21,718	152,026
Materion Corp.	4,808	127,316
A. Schulman, Inc.	2,887	78,584
Clearwater Paper Corp.*	1,486	72,086
Innophos Holdings, Inc.	2,020	62,438
Stepan Co.	1,031	57,004
Intrepid Potash, Inc.*	34,414	38,200
Total Basic Materials		1,338,713

Communications - 3.6%
Comtech Telecommunications Corp.	5,515	128,885
Anixter International, Inc.*	2,424	126,315
Iridium Communications, Inc.*	13,860	109,078
Black Box Corp.	7,393	99,584
FTD Companies, Inc.*	3,491	91,639
Gannett Company, Inc.	4,269	64,632
Scholastic Corp.	1,510	56,429
Sizmek, Inc.*	13,840	40,136
Blucora, Inc.*	6,281	32,410
Total Communications		749,108

Technology - 3.1%
Insight Enterprises, Inc.*	6,797	194,666
Ciber, Inc.*	66,011	139,282
ManTech International Corp. — Class A	3,113	99,585
CACI International, Inc. — Class A*	635	67,755
Kulicke & Soffa Industries, Inc.*	5,410	61,241
Engility Holdings, Inc.*	2,852	53,504
Brooks Automation, Inc.	4,040	42,016
Total Technology		658,049

Total Common Stocks
(Cost $16,869,030)		20,823,303

	Face Amount

REPURCHASE AGREEMENTS††,1 - 1.1%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$171,451	171,451
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	58,301	58,301
Total Repurchase Agreements
(Cost $229,752)		229,752

Total Investments - 100.1%
(Cost $17,098,782)		$21,053,055
Other Assets & Liabilities, net - (0.1)%		(22,630)
Total Net Assets - 100.0%		$21,030,425

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
S&P SMALLCAP 600® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$20,823,303	$—	$—	$20,823,303
Repurchase Agreements	—	229,752	—	229,752
Total	$20,823,303	$229,752	$—	$21,053,055

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $16,869,030)	$20,823,303
Repurchase agreements, at value (cost $229,752)	229,752
Total investments (cost $17,098,782)	21,053,055
Receivables:
Fund shares sold	48,894
Dividends	14,902
Interest	2
Total assets	21,116,853

Liabilities:
Payable for:
Securities purchased	33,975
Fund shares redeemed	18,822
Management fees	13,409
Distribution and service fees	5,607
Transfer agent and administrative fees	4,470
Portfolio accounting fees	1,788
Miscellaneous	8,357
Total liabilities	86,428
Commitments and contingent liabilities (Note 12)	—
Net assets	$21,030,425

Net assets consist of:
Paid in capital	$46,940,121
Accumulated net investment loss	(10,227)
Accumulated net realized loss on investments	(29,853,742)
Net unrealized appreciation on investments	3,954,273
Net assets	$21,030,425

A-Class:
Net assets	$1,112,800
Capital shares outstanding	48,055
Net asset value per share	$23.16
Maximum offering price per share (Net asset value divided by 95.25%)	$24.31

C-Class:
Net assets	$1,846,627
Capital shares outstanding	91,050
Net asset value per share	$20.28

H-Class:
Net assets	$18,070,998
Capital shares outstanding	783,330
Net asset value per share	$23.07

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $536)	$187,222
Income from securities lending, net	7,211
Interest	103
Total investment income	194,536

Expenses:
Management fees	126,094
Transfer agent and administrative fees	42,031
Distribution and service fees:
A-Class	3,964
C-Class	22,958
H-Class	32,328
Portfolio accounting fees	16,812
Custodian fees	1,954
Trustees’ fees*	1,150
Line of credit fees	52
Miscellaneous	21,984
Total expenses	269,327
Net investment loss	(74,791)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,683,099)
Net realized loss	(1,683,099)
Net change in unrealized appreciation (depreciation) on:
Investments	635,355
Net change in unrealized appreciation (depreciation)	635,355
Net realized and unrealized loss	(1,047,744)
Net decrease in net assets resulting from operations	$(1,122,535)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(74,791)	$(30,655)
Net realized gain (loss) on investments	(1,683,099)	2,268,375
Net change in unrealized appreciation (depreciation) on investments	635,355	(1,503,522)
Net increase (decrease) in net assets resulting from operations	(1,122,535)	734,198

Capital share transactions:
Proceeds from sale of shares
A-Class	2,492,235	3,277,688
C-Class	1,032,252	2,725,130
H-Class	83,674,345	108,245,422
Cost of shares redeemed
A-Class	(2,714,593)	(2,703,495)
C-Class	(1,957,269)	(4,064,150)
H-Class	(76,422,564)	(120,076,906)
Net increase (decrease) from capital share transactions	6,104,406	(12,596,311)
Net increase (decrease) in net assets	4,981,871	(11,862,113)

Net assets:
Beginning of year	16,048,554	27,910,667
End of year	$21,030,425	$16,048,554
Accumulated net investment loss at end of year	$(10,227)	$—

Capital share activity:
Shares sold
A-Class	99,870	133,032
C-Class	48,000	123,385
H-Class	3,744,799	4,385,027
Shares redeemed
A-Class	(113,497)	(110,967)
C-Class	(92,281)	(185,935)
H-Class	(3,403,948)	(4,818,402)
Net increase (decrease) in shares	282,943	(473,860)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$25.81	$25.66	$19.55	$17.07	$17.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.03)	(.09)	(.01)	(.12)
Net gain (loss) on investments (realized and unrealized)	(2.55)	.18	6.20	2.49	(.23)
Total from investment operations	(2.65)	.15	6.11	2.48	(.35)
Net asset value, end of period	$23.16	$25.81	$25.66	$19.55	$17.07

Total Return[b]	(10.27%)	0.58%	31.25%	14.53%	(2.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,113	$1,592	$1,016	$1,551	$961
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.10%)	(0.39%)	(0.08%)	(0.71%)
Total expenses	1.50%	1.50%	1.52%	1.51%	1.53%
Portfolio turnover rate	417%	579%	658%	655%	744%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$22.78	$22.81	$17.51	$15.40	$15.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.19)	(.22)	(.13)	(.20)
Net gain (loss) on investments (realized and unrealized)	(2.26)	.16	5.52	2.24	(.25)
Total from investment operations	(2.50)	(.03)	5.30	2.11	(.45)
Net asset value, end of period	$20.28	$22.78	$22.81	$17.51	$15.40

Total Return[b]	(10.97%)	(0.13%)	30.27%	13.70%	(2.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,847	$3,082	$4,514	$3,932	$1,955
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(0.84%)	(1.10%)	(0.84%)	(1.39%)
Total expenses	2.25%	2.25%	2.27%	2.26%	2.26%
Portfolio turnover rate	417%	579%	658%	655%	744%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$25.71	$25.55	$19.47	$17.00	$17.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.01)	(.06)	(.06)	(.11)
Net gain (loss) on investments (realized and unrealized)	(2.57)	.17	6.14	2.53	(.27)
Total from investment operations	(2.64)	.16	6.08	2.47	(.38)
Net asset value, end of period	$23.07	$25.71	$25.55	$19.47	$17.00

Total Return[b]	(10.27%)	0.63%	31.23%	14.53%	(2.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,071	$11,374	$22,380	$30,743	$24,298
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.03%)	(0.25%)	(0.32%)	(0.69%)
Total expenses	1.50%	1.50%	1.53%	1.51%	1.49%
Portfolio turnover rate	417%	579%	658%	655%	744%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the one-year period ended March 31, 2016, Europe 1.25x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 125% of the daily price movement of the STOXX Europe 50 Index. Europe 1.25x Strategy Fund H-Class returned -15.64% while the STOXX Europe 50 Index returned -10.99% over the same period.

The sectors that contributed most to the performance of the underlying index were Consumer Staples and Information Technology. The sectors detracting the most from return were Financials and Health Care.

The stocks that contributed the most to the performance of the underlying index were British American Tobacco PLC, SAP SE, and Reckitt Benckiser Group PLC. Those that detracted the most from the performance of the underlying index were Novartis AG, HSBC Holdings plc, Total S.A., and Banco Santander SA.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the period, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

INVESTMENT CONCENTRATION

At March 31, 2016, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
United Kingdom	35%	$1,126,115
Switzerland	21%	675,605
Germany	16%	521,724
France	12%	401,171
Spain	4%	143,021
Netherlands	3%	107,841
Denmark	3%	95,536
Other	6%	178,068
Total Securities	100%	$3,249,081

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	14.2%
Nestle S.A. ADR	3.8%
Novartis AG ADR	2.9%
Roche Holding AG ADR	2.8%
HSBC Holdings plc ADR	1.9%
Total S.A. ADR	1.8%
British American Tobacco plc ADR	1.7%
Novo Nordisk A/S ADR	1.6%
Royal Dutch Shell plc — Class A ADR	1.6%
GlaxoSmithKline plc ADR	1.6%
Top Ten Total	33.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-15.58%	-1.25%	-3.72%
A-Class Shares with sales charge†	-19.61%	-2.20%	-4.19%
C-Class Shares	-16.14%	-2.17%	-4.53%
C-Class Shares with CDSC‡	-16.97%	-2.17%	-4.53%
H-Class Shares	-15.64%	-1.43%	-3.81%
STOXX Europe 50 Index	-10.99%	0.59%	0.46%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index (Total Return/Dollars) is an unmanaged index and, unlike the Fund, has no management fee or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C–Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	March 31, 2016
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 55.8%

Consumer, Non-cyclical - 25.2%
Nestle S.A. ADR	2,958	$220,696
Novartis AG ADR	2,329	168,712
Roche Holding AG ADR	5,236	160,352
British American Tobacco plc ADR	867	101,361
Novo Nordisk A/S ADR	1,763	95,536
GlaxoSmithKline plc ADR	2,250	91,238
Bayer AG ADR	765	89,735
Anheuser-Busch InBev S.A. ADR	713	88,883
Sanofi ADR	2,194	88,111
AstraZeneca plc ADR	2,317	65,247
Unilever N.V. — Class Y	1,454	64,965
Diageo plc ADR	584	62,996
Reckitt Benckiser Group plc ADR	3,082	60,161
Unilever plc ADR	1,217	54,984
Imperial Brands plc ADR	443	49,195
Total Consumer, Non-cyclical		1,462,172

Financial - 11.7%
HSBC Holdings plc ADR	3,624	112,779
Allianz SE ADR	4,256	69,373
Banco Santander S.A. ADR	13,536	59,017
Lloyds Banking Group plc ADR	14,722	58,152
UBS Group AG	3,343	53,556
BNP Paribas S.A. ADR	2,071	52,106
AXA S.A. ADR	1,930	45,162
Prudential plc ADR	1,192	44,342
ING Groep N.V. ADR	3,594	42,876
Banco Bilbao Vizcaya Argentaria S.A. ADR	5,892	38,416
Barclays plc ADR	3,858	33,256
Zurich Insurance Group AG ADR	1,391	29,753
Credit Suisse Group AG ADR*	1,719	24,289
Deutsche Bank AG	1,276	21,615
Total Financial		684,692

Energy - 5.4%
Total S.A. ADR	2,264	102,831
Royal Dutch Shell plc — Class A ADR	1,951	94,526
BP plc ADR	2,808	84,745
Eni SpA ADR	1,179	35,629
Total Energy		317,731

Communications - 3.9%
Vodafone Group plc ADR	2,446	78,394
Deutsche Telekom AG ADR	2,942	52,692
BT Group plc ADR	1,607	51,553
Telefonica S.A. ADR	4,096	45,588
Total Communications		228,227

Industrial - 2.6%
Siemens AG ADR	743	78,609
ABB Ltd. ADR*	2,047	39,753
Schneider Electric SE ADR	2,713	34,130
Total Industrial		152,492

Consumer, Cyclical - 2.5%
Daimler AG ADR	924	72,035
LVMH Moet Hennessy Louis Vuitton SE ADR	1,262	43,122
Cie Financiere Richemont S.A. ADR	4,856	32,050
Total Consumer, Cyclical		147,207

Basic Materials - 2.3%
BASF SE ADR	853	64,402
Air Liquide S.A. ADR	1,597	35,709
Rio Tinto plc ADR	1,116	31,549
Total Basic Materials		131,660

Technology - 1.3%
SAP SE ADR	911	73,263

Utilities - 0.9%
National Grid plc ADR	723	51,637

Total Common Stocks
(Cost $2,998,619)		3,249,081

MUTUAL FUNDS† - 14.2%
Guggenheim Strategy Fund I1	33,421	829,184
Total Mutual Funds
(Cost $829,055)		829,184

	Face Amount

REPURCHASE AGREEMENTS††,2 - 20.9%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$911,452	911,452
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	309,932	309,932
Total Repurchase Agreements
(Cost $1,221,384)		1,221,384

Total Investments - 90.9%
(Cost $5,049,058)		$5,299,649
Other Assets & Liabilities, net - 9.1%		532,561
Total Net Assets - 100.0%		$5,832,210

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
EUROPE 1.25x STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2016 Euro FX Futures Contracts (Aggregate Value of Contracts $3,991,050)	28	$58,789

EQUITY FUTURES CONTRACTS PURCHASED††
June 2016 STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $3,947,932)	127	$(40,265)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$3,249,081	$—	$—	$—	$—	$3,249,081
Currency Futures Contracts	—	58,789	—	—	—	58,789
Mutual Funds	829,184	—	—	—	—	829,184
Repurchase Agreements	—	—	1,221,384	—	—	1,221,384
Total	$4,078,265	$58,789	$1,221,384	$—	$—	$5,358,438

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$—	$—	$40,265	$—	$40,265

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $2,998,619)	$3,249,081
Investments in affiliated issuers, at value (cost $829,055)	829,184
Repurchase agreements, at value (cost $1,221,384)	1,221,384
Total investments (cost $5,049,058)	5,299,649
Segregated cash with broker	449,467
Cash	7,677
Receivables:
Fund shares sold	1,187,012
Dividends	26,190
Foreign taxes reclaim	8,397
Swap settlement	1,009
Interest	8
Total assets	6,979,409

Liabilities:
Foreign currency, at value (cost $7,575)	7,693
Payable for:
Securities purchased	1,001,144
Fund shares redeemed	88,778
Variation margin	38,622
Management fees	4,602
Distribution and service fees	1,564
Transfer agent and administrative fees	1,278
Portfolio accounting fees	511
Miscellaneous	3,007
Total liabilities	1,147,199
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,832,210

Net assets consist of:
Paid in capital	$21,254,181
Undistributed net investment income	35,360
Accumulated net realized loss on investments	(15,726,430)
Net unrealized appreciation on investments	269,099
Net assets	$5,832,210

A-Class:
Net assets	$858,836
Capital shares outstanding	65,979
Net asset value per share	$13.02
Maximum offering price per share (Net asset value divided by 95.25%)	$13.67

C-Class:
Net assets	$440,431
Capital shares outstanding	38,511
Net asset value per share	$11.44

H-Class:
Net assets	$4,532,943
Capital shares outstanding	351,473
Net asset value per share	$12.90

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $11,560)	$173,369
Dividends from securities of affiliated issuers	16,414
Interest	2,183
Income from securities lending, net	183
Total investment income	192,149

Expenses:
Management fees	95,605
Transfer agent and administrative fees	26,557
Distribution and service fees:
A-Class	3,417
C-Class	8,666
H-Class	20,974
Portfolio accounting fees	10,623
Custodian fees	1,315
Trustees’ fees*	793
Line of credit fees	36
Miscellaneous	14,824
Total expenses	182,810
Net investment income	9,339

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,154,143)
Investments in affiliated issuers	(866)
Futures contracts	(2,768,096)
Foreign currency	26,021
Net realized loss	(3,897,084)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(335,471)
Investments in affiliated issuers	129
Futures contracts	179,558
Foreign currency	(848)
Net change in unrealized appreciation (depreciation)	(156,632)
Net realized and unrealized loss	(4,053,716)
Net decrease in net assets resulting from operations	$(4,044,377)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,339	$62,790
Net realized gain (loss) on investments	(3,897,084)	201,415
Net change in unrealized appreciation (depreciation) on investments	(156,632)	(1,066,510)
Net decrease in net assets resulting from operations	(4,044,377)	(802,305)

Distributions to shareholders from:
Net investment income
A-Class	(11,155)	(3,176)
C-Class	(4,305)	(1,621)
H-Class	(47,957)	(21,638)
Total distributions to shareholders	(63,417)	(26,435)

Capital share transactions:
Proceeds from sale of shares
A-Class	15,260,055	10,994,698
C-Class	10,931,446	18,931,297
H-Class	215,847,170	200,800,044
Distributions reinvested
A-Class	10,089	2,063
C-Class	3,535	1,530
H-Class	47,645	21,551
Cost of shares redeemed
A-Class	(15,266,742)	(12,260,495)
C-Class	(11,364,439)	(18,280,475)
H-Class	(217,436,663)	(202,112,879)
Net decrease from capital share transactions	(1,967,904)	(1,902,666)
Net decrease in net assets	(6,075,698)	(2,731,406)

Net assets:
Beginning of year	11,907,908	14,639,314
End of year	$5,832,210	$11,907,908
Undistributed net investment income at end of year	$35,360	$63,417

Capital share activity:
Shares sold
A-Class	993,478	706,168
C-Class	810,875	1,263,133
H-Class	14,291,238	12,265,910
Shares issued from reinvestment of distributions
A-Class	688	126
C-Class	274	105
H-Class	3,279	1,328
Shares redeemed
A-Class	(1,003,095)	(778,025)
C-Class	(846,950)	(1,223,396)
H-Class	(14,573,480)	(12,306,127)
Net decrease in shares	(323,693)	(70,778)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$15.55	$17.40	$14.16	$12.57	$14.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.05	.16	(.03)	.10
Net gain (loss) on investments (realized and unrealized)	(2.40)	(1.85)	3.08	1.65	(1.59)
Total from investment operations	(2.41)	(1.80)	3.24	1.62	(1.49)
Less distributions from:
Net investment income	(.12)	(.05)	—	(.03)	—
Total distributions	(.12)	(.05)	—	(.03)	—
Net asset value, end of period	$13.02	$15.55	$17.40	$14.16	$12.57

Total Return[b]	(15.58%)	(10.33%)	22.88%	12.92%	(10.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$859	$1,165	$2,551	$3,916	$694
Ratios to average net assets:
Net investment income (loss)	(0.08%)	0.33%	1.00%	(0.23%)	0.77%
Total expenses[c]	1.67%	1.72%	1.72%	1.67%	1.67%
Portfolio turnover rate	920%	608%	654%	903%	318%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$13.77	$15.52	$12.89	$11.53	$12.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.08)	(.07)	(.10)	— [d]
Net gain (loss) on investments (realized and unrealized)	(2.12)	(1.62)	2.70	1.49	(1.44)
Total from investment operations	(2.21)	(1.70)	2.63	1.39	(1.44)
Less distributions from:
Net investment income	(.12)	(.05)	—	(.03)	—
Total distributions	(.12)	(.05)	—	(.03)	—
Net asset value, end of period	$11.44	$13.77	$15.52	$12.89	$11.53

Total Return[b]	(16.14%)	(10.94%)	20.40%	12.09%	(11.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$440	$1,023	$535	$402	$439
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.50%)	(0.48%)	(0.83%)	0.03%
Total expenses[c]	2.42%	2.48%	2.47%	2.42%	2.43%
Portfolio turnover rate	920%	608%	654%	903%	318%

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$15.42	$17.26	$14.20	$12.59	$14.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.10	.03	(.02)	.16
Net gain (loss) on investments (realized and unrealized)	(2.43)	(1.89)	3.03	1.66	(1.63)
Total from investment operations	(2.40)	(1.79)	3.06	1.64	(1.47)
Less distributions from:
Net investment income	(.12)	(.05)	—	(.03)	—
Total distributions	(.12)	(.05)	—	(.03)	—
Net asset value, end of period	$12.90	$15.42	$17.26	$14.20	$12.59

Total Return[b]	(15.64%)	(10.36%)	21.55%	13.06%	(10.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,533	$9,719	$11,553	$10,752	$7,759
Ratios to average net assets:
Net investment income (loss)	0.19%	0.62%	0.19%	(0.18%)	1.22%
Total expenses[c]	1.66%	1.72%	1.71%	1.67%	1.68%
Portfolio turnover rate	920%	608%	654%	903%	318%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net investment income is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended March 31, 2016, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Japan 2x Strategy Fund H-Class returned -15.36%, while the Nikkei-225 Stock Average Index returned -6.96% over the same time period.

The sectors that contributed the most to the performance of the underlying index were Consumer Staples and Health Care. The Industrials sector detracted the most from performance, followed by Consumer Discretionary.

Stocks that contributed the most to the return of the underlying index were KDDI Corp., Terumo Corp., and Shionogi & Company Ltd. Those that detracted the most from the performance of the underlying index were Fast Retailing Company Ltd., Fanuc Corp., and SoftBank Group Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the period, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

68 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	26.0%
Total	26.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	Since Inception (02/22/08)
A-Class Shares	-15.41%	5.67%	-2.89%
A-Class Shares with sales charge†	-19.43%	4.64%	-3.47%
C-Class Shares	-16.06%	5.03%	-3.53%
C-Class Shares with CDSC‡	-16.90%	5.03%	-3.53%
H-Class Shares	-15.36%	5.73%	-2.83%
Nikkei-225 Stock Average Index	-6.96%	4.81%	2.06%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	March 31, 2016
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 26.0%
Guggenheim Strategy Fund I1	29,499	$731,860
Total Mutual Funds
(Cost $731,741)		731,860

	Face Amount

REPURCHASE AGREEMENTS††,2 - 52.5%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$1,105,266	1,105,266
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	375,838	375,838
Total Repurchase Agreements
(Cost $1,481,104)		1,481,104

Total Investments - 78.5%
(Cost $2,212,845)		$2,212,964
Other Assets & Liabilities, net - 21.5%		607,228
Total Net Assets - 100.0%		$2,820,192

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 Nikkei-225 (CME) Index Futures Contracts (Aggregate Value of Contracts $5,629,675)	67	$51,535

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2016 Japanese Yen Futures Contracts (Aggregate Value of Contracts $5,675,025)	51	$41,205

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Futures Contracts	$—	$41,205	$—	$—	$—	$41,205
Equity Futures Contracts	—	51,535	—	—	—	51,535
Mutual Funds	731,860	—	—	—	—	731,860
Repurchase Agreements	—	—	1,481,104	—	—	1,481,104
Total	$731,860	$92,740	$1,481,104	$—	$—	$2,305,704

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in affiliated issuers, at value (cost $731,741)	$731,860
Repurchase agreements, at value (cost $1,481,104)	1,481,104
Total investments (cost $2,212,845)	2,212,964
Segregated cash with broker	374,660
Receivables:
Securities sold	300,000
Fund shares sold	21,030
Dividends	1,334
Swap settlement	1,225
Interest	9
Total assets	2,911,222

Liabilities:
Payable for:
Variation margin	82,981
Management fees	1,830
Securities purchased	1,334
Distribution and service fees	646
Transfer agent and administrative fees	610
Portfolio accounting fees	244
Fund shares redeemed	108
Miscellaneous	3,277
Total liabilities	91,030
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,820,192

Net assets consist of:
Paid in capital	$7,006,477
Accumulated net investment loss	(6,851)
Accumulated net realized loss on investments	(4,272,293)
Net unrealized appreciation on investments	92,859
Net assets	$2,820,192

A-Class:
Net assets	$351,119
Capital shares outstanding	17,822
Net asset value per share	$19.70
Maximum offering price per share (Net asset value divided by 95.25%)	$20.68

C-Class:
Net assets	$56,092
Capital shares outstanding	3,006
Net asset value per share	$18.66

H-Class:
Net assets	$2,412,981
Capital shares outstanding	121,939
Net asset value per share	$19.79

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$23,239
Interest	3,236
Total investment income	26,475

Expenses:
Management fees	63,037
Transfer agent and administrative fees	21,012
Distribution and service fees:
A-Class	3,675
C-Class	1,855
H-Class	16,873
Portfolio accounting fees	8,405
Custodian fees	971
Trustees’ fees*	547
Line of credit fees	55
Miscellaneous	10,023
Total expenses	126,453
Net investment loss	(99,978)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(196)
Investments in affiliated issuers	347
Futures contracts	(2,415,306)
Net realized loss	(2,415,155)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,831)
Investments in affiliated issuers	119
Futures contracts	79,168
Net change in unrealized appreciation (depreciation)	76,456
Net realized and unrealized loss	(2,338,699)
Net decrease in net assets resulting from operations	$(2,438,677)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(99,978)	$(68,249)
Net realized loss on investments	(2,415,155)	(181,521)
Net change in unrealized appreciation (depreciation) on investments	76,456	(249,399)
Net decrease in net assets resulting from operations	(2,438,677)	(499,169)

Capital share transactions:
Proceeds from sale of shares
A-Class	20,504,500	14,492,697
C-Class	6,950,127	10,475,739
H-Class	183,725,129	76,998,182
Cost of shares redeemed
A-Class	(20,500,320)	(14,473,442)
C-Class	(7,166,305)	(10,254,244)
H-Class	(195,879,916)	(62,946,467)
Net increase (decrease) from capital share transactions	(12,366,785)	14,292,465
Net increase (decrease) in net assets	(14,805,462)	13,793,296

Net assets:
Beginning of year	17,625,654	3,832,358
End of year	$2,820,192	$17,625,654
Accumulated net investment loss at end of year	$(6,851)	$—

Capital share activity:
Shares sold
A-Class	877,539	736,387
C-Class	313,705	545,198
H-Class	7,987,209	3,746,308
Shares redeemed
A-Class	(878,900)	(749,545)
C-Class	(324,966)	(536,530)
H-Class	(8,586,498)	(3,185,268)
Net increase (decrease) in shares	(611,911)	556,550

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$23.29	$19.31	$17.39	$15.45	$14.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.25)	(.31)	(.20)	(.22)
Net gain (loss) on investments (realized and unrealized)	(3.31)	4.23	2.23	2.14	.72
Total from investment operations	(3.59)	3.98	1.92	1.94	.50
Net asset value, end of period	$19.70	$23.29	$19.31	$17.39	$15.45

Total Return[b]	(15.41%)	20.61%	11.04%	12.56%	3.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$351	$447	$624	$2,025	$1,428
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(1.27%)	(1.50%)	(1.40%)	(1.49%)
Total expenses[c]	1.51%	1.54%	1.52%	1.51%	1.51%
Portfolio turnover rate	543%	405%	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$22.23	$18.49	$16.76	$14.99	$14.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.42)	(.39)	(.43)	(.29)	(.31)
Net gain (loss) on investments (realized and unrealized)	(3.15)	4.13	2.16	2.06	.70
Total from investment operations	(3.57)	3.74	1.73	1.77	.39
Net asset value, end of period	$18.66	$22.23	$18.49	$16.76	$14.99

Total Return[b]	(16.06%)	20.23%	10.32%	11.81%	2.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56	$317	$104	$246	$140
Ratios to average net assets:
Net investment income (loss)	(1.91%)	(2.04%)	(2.25%)	(2.15%)	(2.23%)
Total expenses[c]	2.24%	2.30%	2.27%	2.25%	2.26%
Portfolio turnover rate	543%	405%	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$23.38	$19.38	$17.44	$15.49	$14.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.26)	(.30)	(.20)	(.22)
Net gain (loss) on investments (realized and unrealized)	(3.32)	4.26	2.24	2.15	.73
Total from investment operations	(3.59)	4.00	1.94	1.95	.51
Net asset value, end of period	$19.79	$23.38	$19.38	$17.44	$15.49

Total Return[b]	(15.36%)	20.64%	11.12%	12.59%	3.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,413	$16,862	$3,104	$9,020	$4,574
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(1.28%)	(1.50%)	(1.40%)	(1.48%)
Total expenses[c]	1.49%	1.54%	1.52%	1.50%	1.51%
Portfolio turnover rate	543%	405%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index. Strengthening Dollar 2x Strategy Fund H-Class returned -11.00%, compared with a return of -3.83% for its benchmark, the U.S. Dollar Index.

The currencies that contributed most to performance of the underlying index for the period were the British pound and the Canadian dollar. The euro and the Japanese yen detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives used during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the period, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	29.4%
Guggenheim Strategy Fund II	29.0%
Total	58.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-11.01%	4.20%	-2.37%
A-Class Shares with sales charge†	-15.24%	3.20%	-2.84%
C-Class Shares	-11.69%	3.41%	-3.05%
C-Class Shares with CDSC‡	-12.53%	3.41%	-3.05%
H-Class Shares	-11.00%	4.22%	-2.39%
U.S. Dollar Index	-3.83%	4.51%	0.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

76 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 58.4%
Guggenheim Strategy Fund I1	171,547	$4,256,077
Guggenheim Strategy Fund II1	170,059	4,198,744
Total Mutual Funds
(Cost $8,473,133)		8,454,821

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 20.8%
Federal Home Loan Bank[2]
0.36% due 06/01/16	$3,000,000	2,998,425
Total Federal Agency Discount Notes
(Cost $2,998,170)		2,998,425

REPURCHASE AGREEMENTS††,3 - 17.2%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	1,442,266	1,442,266
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[4]	1,037,916	1,037,916
Total Repurchase Agreements
(Cost $2,480,182)		2,480,182

Total Investments - 96.4%
(Cost $13,951,485)		$13,933,428
Other Assets & Liabilities, net - 3.6%		513,075
Total Net Assets - 100.0%		$14,446,503

	Contracts	Unrealized Loss

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2016 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $21,669,125)	229	$(580,808)

Units

OTC CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International June 2016 U.S. Dollar Index Swap 0.63%[5], Terminating 06/13/16 (Notional Value $7,219,815)	76,320	$(128,960)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2016.
[5]	Total Return based on U.S. Dollar Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Discount Notes	$—	$—	$2,998,425	$—	$—	$2,998,425
Mutual Funds	8,454,821	—	—	—	—	8,454,821
Repurchase Agreements	—	—	2,480,182	—	—	2,480,182
Total	$8,454,821	$—	$5,478,607	$—	$—	$13,933,428

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Futures Contracts	$—	$580,808	$—	$—	$—	$580,808
Currency Index Swap Agreements	—	—	—	128,960	—	128,960
Total	$—	$580,808	$—	$128,960	$—	$709,768

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $2,998,170)	$2,998,425
Investments in affiliated issuers, at value (cost $8,473,133)	8,454,821
Repurchase agreements, at value (cost $2,480,182)	2,480,182
Total investments (cost $13,951,485)	13,933,428
Segregated cash with broker	464,000
Receivables:
Fund shares sold	359,272
Dividends	18,221
Interest	15
Total assets	14,774,936

Liabilities:
Unrealized depreciation on swap agreements	128,960
Payable for:
Fund shares redeemed	58,109
Variation margin	45,022
Licensing fees	37,846
Securities purchased	18,221
Management fees	13,558
Swap settlement	8,658
Distribution and service fees	4,984
Transfer agent and administrative fees	3,766
Portfolio accounting fees	1,507
Miscellaneous	7,802
Total liabilities	328,433
Commitments and contingent liabilities (Note 12)	—
Net assets	$14,446,503

Net assets consist of:
Paid in capital	$36,434,484
Accumulated net investment loss	(67,896)
Accumulated net realized loss on investments	(21,192,260)
Net unrealized depreciation on investments	(727,825)
Net assets	$14,446,503

A-Class:
Net assets	$1,899,719
Capital shares outstanding	39,844
Net asset value per share	$47.68
Maximum offering price per share (Net asset value divided by 95.25%)	$50.06

C-Class:
Net assets	$1,938,410
Capital shares outstanding	44,457
Net asset value per share	$43.60

H-Class:
Net assets	$10,608,374
Capital shares outstanding	223,376
Net asset value per share	$47.49

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$378,498
Interest	35,298
Total investment income	413,796

Expenses:
Management fees	639,403
Transfer agent and administrative fees	177,612
Distribution and service fees:
A-Class	12,572
C-Class	22,898
H-Class	159,315
Portfolio accounting fees	71,044
Registration fees	56,733
Custodian fees	8,832
Trustees’ fees*	5,738
Line of credit fees	1,731
Miscellaneous	63,072
Total expenses	1,218,950
Net investment loss	(805,154)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,973
Investments in affiliated issuers	(117,067)
Swap agreements	(281,468)
Futures contracts	(21,983,602)
Net realized loss	(22,380,164)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(35,934)
Investments in affiliated issuers	(51,954)
Swap agreements	(2,093,416)
Futures contracts	2,571,552
Net change in unrealized appreciation (depreciation)	390,248
Net realized and unrealized loss	(21,989,916)
Net decrease in net assets resulting from operations	$(22,795,070)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(805,154)	$(1,079,027)
Net realized gain (loss) on investments	(22,380,164)	42,278,489
Net change in unrealized appreciation (depreciation) on investments	390,248	(1,273,849)
Net increase (decrease) in net assets resulting from operations	(22,795,070)	39,925,613

Distributions to shareholders from:
Net realized gains
A-Class	(113,496)	—
C-Class	(105,875)	—
H-Class	(6,764,514)	—
Total distributions to shareholders	(6,983,885)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	36,241,604	67,660,509
C-Class	11,646,199	13,335,647
H-Class	582,298,261	803,295,701
Distributions reinvested
A-Class	112,352	—
C-Class	97,269	—
H-Class	6,753,618	—
Cost of shares redeemed
A-Class	(48,102,984)	(61,334,808)
C-Class	(13,148,692)	(12,659,892)
H-Class	(709,370,706)	(687,933,691)
Net increase (decrease) from capital share transactions	(133,473,079)	122,363,466
Net increase (decrease) in net assets	(163,252,034)	162,289,079

Net assets:
Beginning of year	177,698,537	15,409,458
End of year	$14,446,503	$177,698,537
Accumulated net investment loss at end of year	$(67,896)	$(455,964)

Capital share activity:
Shares sold
A-Class	685,083	1,496,935
C-Class	238,619	313,093
H-Class	10,937,592	17,612,624
Shares issued from reinvestment of distributions
A-Class	2,098	—
C-Class	1,981	—
H-Class	126,662	—
Shares redeemed
A-Class	(930,136)	(1,306,603)
C-Class	(270,556)	(297,401)
H-Class	(13,687,898)	(15,021,156)
Net increase (decrease) in shares	(2,896,555)	2,797,492

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$55.75	$38.36	$42.75	$40.35	$40.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.58)	(.56)	(.69)	(.63)	(.66)
Net gain (loss) on investments (realized and unrealized)	(5.32)	17.95	(3.70)	3.03	.62
Total from investment operations	(5.90)	17.39	(4.39)	2.40	(.04)
Less distributions from:
Net realized gains	(2.17)	—	—	—	—
Total distributions	(2.17)	—	—	—	—
Net asset value, end of period	$47.68	$55.75	$38.36	$42.75	$40.35

Total Return[b]	(11.01%)	45.33%	(10.27%)	5.95%	(0.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,900	$15,765	$3,547	$10,427	$6,875
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(1.19%)	(1.72%)	(1.53%)	(1.62%)
Total expenses[c]	1.69%	1.68%	1.74%	1.66%	1.68%
Portfolio turnover rate	376%	299%	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$51.55	$35.74	$40.15	$38.14	$38.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.85)	(.81)	(.94)	(.90)	(.90)
Net gain (loss) on investments (realized and unrealized)	(4.93)	16.62	(3.47)	2.91	.56
Total from investment operations	(5.78)	15.81	(4.41)	2.01	(.34)
Less distributions from:
Net realized gains	(2.17)	—	—	—	—
Total distributions	(2.17)	—	—	—	—
Net asset value, end of period	$43.60	$51.55	$35.74	$40.15	$38.14

Total Return[b]	(11.69%)	44.24%	(10.96%)	5.27%	(0.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,938	$3,836	$2,099	$3,530	$4,091
Ratios to average net assets:
Net investment income (loss)	(1.75%)	(1.96%)	(2.48%)	(2.29%)	(2.36%)
Total expenses[c]	2.45%	2.44%	2.50%	2.42%	2.44%
Portfolio turnover rate	376%	299%	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$55.53	$38.21	$42.60	$40.17	$40.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.59)	(.56)	(.69)	(.63)	(.66)
Net gain (loss) on investments (realized and unrealized)	(5.28)	17.88	(3.70)	3.06	.63
Total from investment operations	(5.87)	17.32	(4.39)	2.43	(.03)
Less distributions from:
Net realized gains	(2.17)	—	—	—	—
Total distributions	(2.17)	—	—	—	—
Net asset value, end of period	$47.49	$55.53	$38.21	$42.60	$40.17

Total Return[b]	(11.00%)	45.33%	(10.31%)	6.05%	(0.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,608	$158,098	$9,764	$11,979	$21,982
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(1.19%)	(1.72%)	(1.53%)	(1.62%)
Total expenses[c]	1.70%	1.68%	1.74%	1.66%	1.69%
Portfolio turnover rate	376%	299%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index. Weakening Dollar 2x Strategy Fund H-Class returned 6.54%, compared with a return of -3.83% for its benchmark, the U.S. Dollar Index.

The currencies that contributed most to performance of the underlying index for the period were the British pound and the Canadian dollar. The euro and the Japanese yen detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives used during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the period, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	22.6%
Guggenheim Strategy Fund I	22.3%
Total	44.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	6.54%	-9.21%	-1.95%
A-Class Shares with sales charge†	1.46%	-10.08%	-2.43%
C-Class Shares	5.74%	-9.88%	-2.69%
C-Class Shares with CDSC‡	4.74%	-9.88%	-2.69%
H-Class Shares	6.54%	-9.20%	-1.95%
U.S. Dollar Index	-3.83%	4.51%	0.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

84 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 44.9%
Guggenheim Strategy Fund II1	50,172	$1,238,749
Guggenheim Strategy Fund I1	49,486	1,227,757
Total Mutual Funds
(Cost $2,464,999)		2,466,506

	Face Amount

REPURCHASE AGREEMENTS††,2 - 43.0%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$1,581,872	1,581,872
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[3]	782,280	782,280
Total Repurchase Agreements
(Cost $2,364,152)		2,364,152

Total Investments - 87.9%
(Cost $4,829,151)		$4,830,658
Other Assets & Liabilities, net - 12.1%		664,191
Total Net Assets - 100.0%		$5,494,849

	Contracts	Unrealized Gain

CURRENCY FUTURES CONTRACTS SOLD SHORT†
June 2016 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $9,557,125)	101	$250,159

Units

OTC CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International June 2016 U.S. Dollar Index Swap 0.63%[4], Terminating 06/13/16 (Notional Value $1,451,210)	15,341	$10,893

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2016.
[4]	Total Return based on U.S. Dollar Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Currency Futures Contracts	$—	$250,159	$—	$—	$—	$250,159
Currency Index Swap Agreements	—	—	—	10,893	—	10,893
Mutual Funds	2,466,506	—	—	—	—	2,466,506
Repurchase Agreements	—	—	2,364,152	—	—	2,364,152
Total	$2,466,506	$250,159	$2,364,152	$10,893	$—	$5,091,710

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in affiliated issuers, at value (cost $2,464,999)	$2,466,506
Repurchase agreements, at value (cost $2,364,152)	2,364,152
Total investments (cost $4,829,151)	4,830,658
Segregated cash with broker	202,000
Unrealized appreciation on swap agreements	10,893
Receivables:
Fund shares sold	580,706
Variation margin	19,594
Dividends	6,024
Interest	14
Other	1,472
Total assets	5,651,361

Liabilities:
Payable for:
Fund shares redeemed	138,117
Securities purchased	6,024
Management fees	5,159
Swap settlement	3,426
Distribution and service fees	1,780
Transfer agent and administrative fees	1,433
Portfolio accounting fees	573
Total liabilities	156,512
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,494,849

Net assets consist of:
Paid in capital	$24,341,012
Accumulated net investment loss	(13,865)
Accumulated net realized loss on investments	(19,094,857)
Net unrealized appreciation on investments	262,559
Net assets	$5,494,849

A-Class:
Net assets	$1,313,867
Capital shares outstanding	104,671
Net asset value per share	$12.55
Maximum offering price per share (Net asset value divided by 95.25%)	$13.18

C-Class:
Net assets	$535,511
Capital shares outstanding	46,857
Net asset value per share	$11.43

H-Class:
Net assets	$3,645,471
Capital shares outstanding	290,734
Net asset value per share	$12.54

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of affiliated issuers	$45,882
Interest	4,249
Total investment income	50,131

Expenses:
Management fees	69,983
Transfer agent and administrative fees	19,440
Distribution and service fees:
A-Class	2,792
C-Class	4,977
H-Class	15,403
Portfolio accounting fees	7,776
Custodian fees	907
Trustees’ fees*	479
Miscellaneous	14,028
Total expenses	135,785
Net investment loss	(85,654)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(24,267)
Swap agreements	(57,248)
Futures contracts	(1,205,417)
Net realized loss	(1,286,932)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(621)
Investments in affiliated issuers	1,507
Swap agreements	3,994
Futures contracts	197,547
Net change in unrealized appreciation (depreciation)	202,427
Net realized and unrealized loss	(1,084,505)
Net decrease in net assets resulting from operations	$(1,170,159)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(85,654)	$(87,166)
Net realized loss on investments	(1,286,932)	(2,630,844)
Net change in unrealized appreciation (depreciation) on investments	202,427	110,616
Net decrease in net assets resulting from operations	(1,170,159)	(2,607,394)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,961,442	13,033,004
C-Class	5,359,174	1,510,966
H-Class	95,822,345	51,409,264
Cost of shares redeemed
A-Class	(8,222,299)	(13,313,243)
C-Class	(4,968,724)	(1,961,174)
H-Class	(94,608,486)	(51,148,755)
Net increase (decrease) from capital share transactions	2,343,452	(469,938)
Net increase (decrease) in net assets	1,173,293	(3,077,332)

Net assets:
Beginning of year	4,321,556	7,398,888
End of year	$5,494,849	$4,321,556
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(13,865)	$1

Capital share activity:
Shares sold
A-Class	738,819	799,412
C-Class	466,299	119,140
H-Class	7,895,392	3,382,831
Shares redeemed
A-Class	(677,291)	(819,501)
C-Class	(434,477)	(153,809)
H-Class	(7,914,945)	(3,378,114)
Net increase (decrease) in shares	73,797	(50,041)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$11.78	$17.86	$16.95	$18.95	$20.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.20)	(.30)	(.28)	(.33)
Net gain (loss) on investments (realized and unrealized)	.91	(5.88)	1.21	(1.72)	(1.06)
Total from investment operations	.77	(6.08)	.91	(2.00)	(1.39)
Net asset value, end of period	$12.55	$11.78	$17.86	$16.95	$18.95

Total Return[b]	6.54%	(34.04%)	5.37%	(10.55%)	(6.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,314	$508	$1,129	$1,346	$2,881
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(1.23%)	(1.73%)	(1.53%)	(1.62%)
Total expenses[c]	1.70%	1.70%	1.75%	1.65%	1.70%
Portfolio turnover rate	699%	219%	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$10.81	$16.51	$15.79	$17.79	$19.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.29)	(.40)	(.38)	(.44)
Net gain (loss) on investments (realized and unrealized)	.82	(5.41)	1.12	(1.62)	(1.00)
Total from investment operations	.62	(5.70)	.72	(2.00)	(1.44)
Net asset value, end of period	$11.43	$10.81	$16.51	$15.79	$17.79

Total Return[b]	5.74%	(34.52%)	4.56%	(11.24%)	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$536	$163	$821	$1,687	$2,826
Ratios to average net assets:
Net investment income (loss)	(1.81%)	(1.94%)	(2.49%)	(2.27%)	(2.36%)
Total expenses[c]	2.45%	2.46%	2.52%	2.39%	2.44%
Portfolio turnover rate	699%	219%	—	—	—

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$11.77	$17.83	$16.93	$18.93	$20.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.19)	(.30)	(.27)	(.32)
Net gain (loss) on investments (realized and unrealized)	.90	(5.87)	1.20	(1.73)	(1.07)
Total from investment operations	.77	(6.06)	.90	(2.00)	(1.39)
Net asset value, end of period	$12.54	$11.77	$17.83	$16.93	$18.93

Total Return[b]	6.54%	(33.99%)	5.32%	(10.57%)	(6.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,645	$3,651	$5,449	$10,058	$13,551
Ratios to average net assets:
Net investment income (loss)	(1.04%)	(1.20%)	(1.74%)	(1.52%)	(1.61%)
Total expenses[c]	1.70%	1.70%	1.76%	1.64%	1.69%
Portfolio turnover rate	699%	219%	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2016, the Trust consisted of fifty-three funds.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Funds”), each a non-diversified investment company. Only A-Class, C-Class and H-Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review

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responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records

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a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

E. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.25% at March 31, 2016.

J. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may

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be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$9,460,107	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	18,264,378	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	50,274,106	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	14,372,613

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involves the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$14,047,229	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,971,699

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2016:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at March 31, 2016
Europe 1.25x Strategy Fund	$—	$58,789	$—	$58,789
Japan 2x Strategy Fund	51,535	41,205	—	92,740
Weakening Dollar 2x Strategy Fund	—	250,159	10,893	261,052

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at March 31, 2016
Europe 1.25x Strategy Fund	$40,265	$—	$—	$40,265
Strengthening Dollar 2x Strategy Fund	—	580,808	128,960	709,768

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$(4,464,756)	$1,696,660	$—	$(2,768,096)
Japan 2x Strategy Fund	(2,343,855)	(71,451)	—	(2,415,306)
Strengthening Dollar 2x Strategy Fund	—	(21,983,602)	(281,468)	(22,265,070)
Weakening Dollar 2x Strategy Fund	—	(1,205,417)	(57,248)	(1,262,665)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$51,443	$128,115	$—	$179,558
Japan 2x Strategy Fund	114,552	(35,384)	—	79,168
Strengthening Dollar 2x Strategy Fund	—	2,571,552	(2,093,416)	478,136
Weakening Dollar 2x Strategy Fund	—	197,547	3,994	201,541

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2016, GFD retained sales charges of $349,121 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2016, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Royal Bank of Canada			U.S. TIP Bonds
0.23%			0.13% - 0.38%
Due 04/01/16	$364,541,761	$364,544,090	04/15/17 - 07/15/23	$353,293,600	$371,832,617

HSBC Group			U.S. Treasury Strips
0.21%			0.00%
Due 04/01/16	182,287,605	182,288,668	05/15/43	392,890,600	185,933,378

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

During the year ended March 31, 2016, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations are net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of March 31, 2016, all Funds had ceased participation in securities lending.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must

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NOTES TO FINANCIAL STATEMENTS (continued)

exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$10,893	$—	$10,893	$—	$—	$10,893

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$128,960	$—	$128,960	$128,960	$—	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2016, the following capital loss carryforward amounts were used:

Fund	Amount
S&P SmallCap 600® Pure Growth Fund	$107,730

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$5,021,680	$5,021,680
S&P 500® Pure Value Fund	2,879,737	—	2,879,737
S&P MidCap 400® Pure Growth Fund	—	9,656,364	9,656,364
S&P MidCap 400® Pure Value Fund	28,715	—	28,715
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	63,417	—	63,417
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	6,983,885	6,983,885
Weakening Dollar 2x Strategy Fund	—	—	—

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$4,463,896	$—	$4,463,896
S&P 500® Pure Value Fund	2,272,512	1,746,579	4,019,091
S&P MidCap 400® Pure Growth Fund	15,520,167	17,684,250	33,204,417
S&P MidCap 400® Pure Value Fund	18,945	—	18,945
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	26,435	—	26,435
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2016 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward & Other Losses
S&P 500® Pure Growth Fund	$—	$—	$16,521,895	$(3,081,996)
S&P 500® Pure Value Fund	792,718	—	3,005,107	(275,296)
S&P MidCap 400® Pure Growth Fund	—	—	5,840,078	(1,354,380)
S&P MidCap 400® Pure Value Fund	52,548	—	2,086,169	(2,043,648)
S&P SmallCap 600® Pure Growth Fund	—	—	913,777	(3,172,739)
S&P SmallCap 600® Pure Value Fund	—	—	(380,811)	(25,528,885)
Europe 1.25x Strategy Fund	35,360	—	(367,438)	(15,089,893)
Japan 2x Strategy Fund	—	—	(2,687)	(4,183,598)
Strengthening Dollar 2x Strategy Fund	—	—	(22,833)	(21,965,148)
Weakening Dollar 2x Strategy Fund	—	—	(1,412)	(18,844,751)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

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NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2016, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2017	2018	2019	Short-Term	Long-Term	Carryforward
S&P 500® Pure Growth Fund	$—	$—	$—	$(3,031,799)	$—	$(3,031,799)
S&P 500® Pure Value Fund	—	—	—	(275,296)	—	(275,296)
S&P MidCap 400® Pure Growth Fund	—	—	—	—	—	—
S&P MidCap 400® Pure Value Fund	—	—	(1,389,782)	(653,866)	—	(2,043,648)
S&P SmallCap 600® Pure Growth Fund	(24,099)	(56,524)	—	—	—	(80,623)
S&P SmallCap 600® Pure Value Fund	—	—	(25,498,182)	(20,476)	—	(25,518,658)
Europe 1.25x Strategy Fund	(8,826,483)	—	(2,098,062)	(2,159,810)	(2,005,538)	(15,089,893)
Japan 2x Strategy Fund	(973,570)	—	—	(1,255,744)	(1,947,433)	(4,176,747)
Strengthening Dollar 2x Strategy Fund	—	—	—	(8,822,690)	(13,074,562)	(21,897,252)
Weakening Dollar 2x Strategy Fund	(6,635,880)	—	(3,988,430)	(3,301,177)	(4,905,399)	(18,830,886)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to qualified late year losses, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, and the mark-to-market on futures contracts for tax purposes. Additional differences may result from tax treatment of net investment losses and foreign currency. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
S&P 500® Pure Growth Fund	$(1,060,529)	$1,060,529	$—
S&P 500® Pure Value Fund	1	—	(1)
S&P MidCap 400® Pure Growth Fund	2,727,740	1,207,184	(3,934,924)
S&P MidCap 400® Pure Value Fund	—	—	—
S&P SmallCap 600® Pure Growth Fund	(279,021)	279,022	(1)
S&P SmallCap 600® Pure Value Fund	(64,564)	64,564	—
Europe 1.25x Strategy Fund	—	26,021	(26,021)
Japan 2x Strategy Fund	(93,127)	93,127	—
Strengthening Dollar 2x Strategy Fund	(1,193,222)	1,193,222	—
Weakening Dollar 2x Strategy Fund	(71,789)	71,788	1

100 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
S&P 500® Pure Growth Fund	$138,502,793	$17,811,309	$(1,289,414)	$16,521,895
S&P 500® Pure Value Fund	83,129,608	3,143,252	(138,145)	3,005,107
S&P MidCap 400® Pure Growth Fund	138,458,733	12,716,533	(6,876,455)	5,840,078
S&P MidCap 400® Pure Value Fund	53,149,220	2,749,238	(663,069)	2,086,169
S&P SmallCap 600® Pure Growth Fund	29,158,841	1,772,270	(858,493)	913,777
S&P SmallCap 600® Pure Value Fund	21,433,866	—	(380,811)	(380,811)
Europe 1.25x Strategy Fund	5,667,070	—	(367,421)	(367,421)
Japan 2x Strategy Fund	2,215,651	—	(2,687)	(2,687)
Strengthening Dollar 2x Strategy Fund	13,956,261	246	(23,079)	(22,833)
Weakening Dollar 2x Strategy Fund	4,832,070	—	(1,412)	(1,412)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2016, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2016:

Fund	Ordinary	Capital
S&P 500® Pure Growth Fund	$(50,197)	$—
S&P MidCap 400® Pure Growth Fund	(267,173)	(1,087,207)
S&P SmallCap 600® Pure Growth Fund	—	(3,092,116)
S&P Small Cap 600® Pure Value Fund	(10,227)	—
Japan 2x Strategy Fund	(6,851)	—
Strengthening Dollar 2x Strategy Fund	(67,896)	—
Weakening Dollar 2x Strategy Fund	(13,865)	—

9. Securities Transactions

For the year ended March 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$478,735,878	$465,337,303
S&P 500® Pure Value Fund	287,925,055	271,436,788
S&P MidCap 400® Pure Growth Fund	256,383,581	284,842,422
S&P MidCap 400® Pure Value Fund	124,289,496	84,109,609
S&P SmallCap 600® Pure Growth Fund	155,423,985	176,453,758
S&P SmallCap 600® Pure Value Fund	78,237,656	72,238,720
Europe 1.25x Strategy Fund	54,287,113	53,697,814
Japan 2x Strategy Fund	12,373,239	13,050,000
Strengthening Dollar 2x Strategy Fund	105,628,416	148,800,000
Weakening Dollar 2x Strategy Fund	24,145,882	23,000,000

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Received Gain (Loss)
S&P 500® Pure Growth Fund	$49,342,735	$65,760,514	$(1,580,450)
S&P 500® Pure Value Fund	33,289,806	40,253,809	(320,049)
S&P MidCap 400® Pure Growth Fund	10,901,832	12,675,914	(282,096)
S&P MidCap 400® Pure Value Fund	8,403,326	9,801,497	(121,890)
S&P SmallCap 600® Pure Growth Fund	15,896,036	16,359,716	(788,779)
S&P SmallCap 600® Pure Value Fund	4,146,618	7,209,585	231,078
Europe 1.25x Strategy Fund	14,841,615	13,541,995	77,977
Strengthening Dollar 2x Strategy Fund	4,980,988	—	—

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

Transactions during the year ended March 31, 2016, in which the portfolio company is an “affiliated person”, were as follows:

Affiliated issuers by Fund	Value 03/31/15	Additions	Reductions	Value 03/31/16	Shares 03/31/16	Investment Income	Realized Gain (Loss)
Europe 1.25x Strategy Fund
Guggenheim Strategy Fund I	$—	$18,130,048	$(17,300,000)	$829,184	33,421	$16,414	$(866)

Japan 2x Strategy Fund
Guggenheim Strategy Fund I	—	13,784,226	(13,050,000)	731,860	29,499	23,239	347

Strengthening Dollar 2x Strategy Fund
Guggenheim Strategy Fund I	—	93,363,397	(89,050,000)	4,256,077	171,547	165,323	(16,235)
Guggenheim Strategy Fund II	25,333,425	38,763,210	(59,750,000)	4,198,744	170,059	213,175	(100,832)
	25,333,425	132,126,607	(148,800,000)	8,454,821		378,498	(117,067)

Weakening Dollar 2x Strategy Fund
Guggenheim Strategy Fund I	—	15,335,774	(14,100,000)	1,227,757	49,486	19,987	(8,421)
Guggenheim Strategy Fund II	—	10,154,114	(8,900,000)	1,238,749	50,172	25,895	(15,846)
	—	25,489,888	(23,000,000)	2,466,506		45,882	(24,267)

102 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2016. The Funds did not have any borrowings outstanding under this agreement at March 31, 2016.

The average daily balances borrowed for the year ended March 31, 2016, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$115,021
S&P 500® Pure Value Fund	18,822
S&P MidCap 400® Pure Growth Fund	75,275
S&P MidCap 400® Pure Value Fund	3,695
S&P SmallCap 600® Pure Growth Fund	30,763
S&P SmallCap 600® Pure Value Fund	4,115
Europe 1.25x Strategy Fund	2,839
Japan 2x Strategy Fund	4,317
Strengthening Dollar 2x Strategy Fund	136,241

12. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code (which was the basis for the district court’s dismissal), their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all three lawsuits. The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust and Reichman actions in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. The Bankruptcy Court has not yet issued a decision on the motion. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions while the May 4 motion is pending.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

104 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (ten of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (ten of the series constituting the Rydex Series Funds) at March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 25, 2016

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2016, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500® Pure Value Fund	13.82%
S&P MidCap 400® Pure Value Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
S&P 500® Pure Value Fund	37.91%
S&P MidCap 400® Pure Value Fund	100.00%
Europe 1.25x Strategy Fund	32.03%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2016, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
S&P 500® Pure Value Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$5,021,680	$—
S&P MidCap 400® Pure Growth Fund	9,656,364	3,290,945
Strengthening Dollar 2x Strategy Fund	6,983,885	—

For the fiscal year ending March 31, 2016, Europe 1.25x Strategy Fund earned gross income derived from foreign sources totaling $18,972. The Fund paid foreign taxes totaling $11,158 for the fiscal year and may pass these taxes through to shareholders, who may be able to claim them as a foreign tax credit. A final determination will be made at the end of the calendar year. The Fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

106 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement for the Dow Jones Industrial Average® Fund

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on August 18, 2015 (the “August Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval of the investment advisory agreement (the “DJIA Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Dow Jones Industrial Average® Fund, a new series of the Trust (the “DJIA Fund”). The Board unanimously approved the DJIA Investment Advisory Agreement based on the Board’s review of qualitative and quantitative information provided by the Advisor.

Prior to reaching the conclusion to approve the DJIA Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the DJIA Investment Advisory Agreement. In addition, the Board received a memorandum from fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Trustees also carefully considered information that they had received about the Advisor throughout the year as part of their regular oversight of the other series of the Trust. At the August Meeting, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the DJIA Fund’s proposed fees and expenses relative to the fees and expenses of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the August Meeting, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the investment advisory and other services to be provided by the Advisor; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the expected benefits (such as soft dollars) to the Advisor and its affiliates from their relationship with the DJIA Fund; (e) a comparison of the DJIA Fund’s projected advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) the DJIA Fund’s expected overall fees and operating expenses compared with those of similar funds; (g) the Advisor’s compliance processes and systems; (h) the Advisor’s compliance policies and procedures; and (i) the Advisor’s reputation, expertise and resources in the financial markets. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the August Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the DJIA Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it will provide to the DJIA Fund; and (c) agreed to approve the DJIA Investment Advisory Agreement based upon the following considerations, among others:

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OTHER INFORMATION (Unaudited)(concluded)

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board reviewed the scope of services to be provided by the Advisor under the DJIA Investment Advisory Agreement and determined that the Advisor was capable of providing high quality advisory services to the DJIA Fund, as indicated by the nature and quality of services provided by the Advisor in the past, the firm’s management capabilities, the professional qualifications and experience of its portfolio managers, and its investment and management oversight processes. Based on the foregoing, the Trustees determined that the approval of the DJIA Investment Advisory Agreement would enable shareholders of the Fund to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the DJIA Fund and the Advisor. As the DJIA Fund had not yet commenced operations, the Board was not able to review the DJIA Fund’s performance. However, the Board considered the Advisor’s track record of successfully managing funds that seek to track the performance of a benchmark and determined that the Advisor would have the capabilities, resources, and personnel necessary to provide the DJIA Fund with a reasonable potential for positive performance. The Board also reviewed statistical information provided by the Advisor regarding the DJIA Fund’s proposed expense ratio. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare a report to help the Board compare the DJIA Fund’s fees and expenses to those of comparable funds in the DJIA Fund’s peer group, and the broader peer universe, as determined by FUSE. In the report, the DJIA Fund’s proposed expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of another fund with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise the DJIA Fund’s applicable peer group. The Board also considered the Advisor’s representation that it found the peer group compiled by FUSE to be appropriate due to the frequent-trading nature of the DJIA Fund’s proposed investment strategy. Based on the foregoing, the Board determined that the proposed advisory fee to be paid by the DJIA Fund is reasonable in relation to the nature and quality of the services to be provided by the Advisor.

●

Costs of Services Provided to the DJIA Fund and Profits Realized by the Advisor and its Affiliates. With respect to the cost of advisory services provided and the Advisor’s profitability, the Board concluded that it was too early to predict the profitability of the DJIA Fund to the Advisor, but noted that they would monitor the Advisor’s profitability with respect to the DJIA Fund after the DJIA Fund commenced operations.

●

Economies of Scale. The Board noted that because the DJIA Fund had not yet commenced operations, there were as of now, no economies of scale to share with shareholders. The Board noted that it intends to continue monitoring the existence of economies of scale as the DJIA Fund grows in size.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the DJIA Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain administrative, distribution, and shareholder services to be performed by the Advisor’s affiliates and the fees to be paid to the Advisor’s affiliates for those services under separate agreements and the Distribution and Shareholders Services Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the DJIA Fund, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the DJIA Investment Advisory Agreement were reasonable, and that approval of the DJIA Investment Advisory Agreement was in the best interests of the DJIA Fund and its shareholders.

108 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	236

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	134	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	134	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	134	None.

THE RYDEX FUNDS ANNUAL REPORT | 109

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	134	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	134	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	134	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

110 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

THE RYDEX FUNDS ANNUAL REPORT | 111

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

112 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT | 113

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3.31.2016

Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

ROTC-ANN-2-0316x0317	guggenheiminvestments.com

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
NASDAQ-100® FUND	9
NOTES TO FINANCIAL STATEMENTS	25
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
OTHER INFORMATION	45
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	47
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	52

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for one of our Rydex Funds (the “Fund”). This report covers performance for the one-year period ended March 31, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2016

Financial markets were buffeted by a variety of events over the past year, including volatility in the oil market, weak growth and a devaluation in China, ongoing stimulus from global central banks, and a delayed September rate hike by the U.S. Federal Reserve (the “Fed”)—and then capped by a 25 basis point increase in the U.S. federal funds target rate in December. While the direct impact of the move was fairly insignificant, the decision to begin normalization of interest rates after seven years of unprecedented liquidity provision was not. Indeed, in 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concern about plunging commodity prices, and slowing economic growth in China and other emerging market economies.

As 2016 began, forecasts for U.S. and global economic growth were downgraded, and recession fears surged along with market volatility. Estimates for first quarter gross domestic product (“GDP”) in the U.S. were marked down, even though first quarter GDP has undershot full-year growth rates in six out of the last seven years. Risk assets rallied in the last half of the first quarter, led by a dovish pivot in the Fed’s communication that spurred a rally in crude oil and a reversal of dollar strength. The weaker dollar, along with optimism about a production freeze agreed to by a group of major oil producing countries, helped oil to rebound. After falling in the early weeks of the year to a cycle low of $26 per barrel on February 11, 2016, the front-month West Texas Intermediate (“WTI”) oil futures contract rallied as high as $40 per barrel before closing the quarter at $38 per barrel.

The outlook for economic growth outside the U.S. softened in the first quarter. A further deterioration in the euro zone inflation outlook prompted the European Central Bank (“ECB”) to announce an increase in the size of its monthly asset purchases and reduce its deposit rate to -40 basis points. European government bonds rallied following the announcement, with the 10-year German bund ending the first quarter with a yield of just 16 basis points.

Ongoing stimulus efforts in Asia also appeared likely to contribute to low U.S. rates. Chinese industrial production growth continued to slow in early 2016, prompting the People’s Bank of China (“PBOC”) to stimulate credit growth by allowing banks to hold fewer reserves against deposits. And after years of struggling with stagnant growth and low inflation, the Bank of Japan (“BOJ”) surprised markets by cutting its key interest rate to -10 basis points in January. The negative rates pushed a considerable amount of Japanese savings into foreign markets.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	March 31, 2016

In an environment where global rates are moving lower and markets are already starved for yield, foreign investors began looking to the U.S. Guggenheim expects that U.S. Treasury yields will fall further as the gravitational pull of global yields gets stronger, and does not discount the possibility of 10-year U.S. Treasury yields declining to closer to 1 percent before the end of the year.

A stronger dollar has weighed on the U.S. economy, but consumer spending has been resilient. The labor market is now operating near full employment, and tight labor market conditions are beginning to spur faster wage growth. We believe the U.S. economy is fundamentally sound, and find little evidence to support the conclusion that the economy will fall into a recession in 2016.

Despite the relative health of the U.S. economy, markets are concerned that sluggish global growth will hold back the U.S. expansion, that inflation will remain below the Fed’s target for longer, and that tighter conditions in credit markets have raised recession risks. Our view is that the Fed remains focused on fulfilling its dual mandate objectives of maximum employment and price stability, and thus is biased toward normalizing policy. We expect further declines in the unemployment rate as job gains outstrip growth in the labor force. Meanwhile, core and headline inflation should move closer to the Fed’s target by year end, reflecting our forecasts for a tighter labor market and a modest rise in oil prices. Normally, this would result in at least two Fed rate hikes on the table for 2016, but the U.S. Fed is becoming more sensitive to global financial conditions and the extent of global money flows that occur as monetary policy in the U.S. diverges from Europe, Japan and China. As a result, we have reduced our expectations for a June rate hike, although it would normally be an easy call. We continue to believe a December rate hike is a near certainty. A solid macroeconomic backdrop and a rebalancing oil market should support an improving credit picture in the second half of 2016.

For the 12 months ended March 31, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.78%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.27%. The return of the MSCI Emerging Markets Index* was -12.03%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 1.96% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.69%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2016

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2015 and ending March 31, 2016.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for up to the past five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
NASDAQ-100® Fund
Investor Class	1.27%	7.21%	$ 1,000.00	$ 1,072.10	$ 6.58
A-Class	1.52%	7.14%	1,000.00	1,071.40	7.87
C-Class	2.27%	6.67%	1,000.00	1,066.70	11.73
H-Class	1.52%	7.10%	1,000.00	1,071.00	7.87

Table 2. Based on hypothetical 5% return (before expenses)
NASDAQ-100® Fund
Investor Class	1.27%	5.00%	$ 1,000.00	$ 1,018.65	$ 6.41
A-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
C-Class	2.27%	5.00%	1,000.00	1,013.65	11.43
H-Class	1.52%	5.00%	1,000.00	1,017.40	7.67

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2015 to March 31, 2016.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended March 31, 2016, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The NASDAQ-100® Fund Investor Class returned 3.49%, while the NASDAQ-100® Index returned 4.74% over the same period.

The Information Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. Health Care was the sector that detracted the most from the performance of the underlying index, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Facebook, Inc. — Class A were the holdings contributing the most to the performance of the underlying index for the year. Apple, Inc., Biogen, Inc., and Express Scripts Holding Co. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended March 31, 2016, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	8.4%
Guggenheim Strategy Fund I	6.7%
Microsoft Corp.	6.1%
Amazon.com, Inc.	3.9%
Guggenheim Strategy Fund II	3.8%
Facebook, Inc. — Class A	3.6%
Alphabet, Inc. — Class C	3.6%
Alphabet, Inc. — Class A	3.1%
Intel Corp.	2.1%
Comcast Corp. — Class A	2.1%
Top Ten Total	43.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2016

Cumulative Fund Performance*

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
Investor Class Shares	3.49%	13.97%	9.95%
A-Class Shares	3.26%	13.68%	9.66%
A-Class Shares with sales charge†	-1.66%	12.58%	9.12%
C-Class Shares	2.48%	12.83%	8.87%
C-Class Shares with CDSC‡	1.48%	12.83%	8.87%
NASDAQ-100 Index	4.74%	15.34%	11.19%

		1 Year	Since Inception (09/18/14)
H-Class Shares		3.18%	5.63%
NASDAQ-100 Index		4.74%	7.26%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 71.4%

Technology - 25.7%
Apple, Inc.	722,129	$78,704,840
Microsoft Corp.	1,030,110	56,892,976
Intel Corp.	615,256	19,903,532
QUALCOMM, Inc.	194,694	9,956,651
Texas Instruments, Inc.	130,925	7,517,714
Adobe Systems, Inc.*	64,903	6,087,902
Broadcom Ltd.	36,010	5,563,545
Cognizant Technology Solutions Corp. — Class A*	79,333	4,974,179
NXP Semiconductor N.V.*	45,063	3,653,257
Intuit, Inc.	33,448	3,478,926
Activision Blizzard, Inc.	95,727	3,239,402
Applied Materials, Inc.	147,266	3,119,094
Fiserv, Inc.*	29,035	2,978,410
Electronic Arts, Inc.*	40,285	2,663,241
Paychex, Inc.	47,010	2,539,010
NVIDIA Corp.	70,069	2,496,558
Analog Devices, Inc.	40,378	2,389,974
Cerner Corp.*	44,284	2,345,281
Check Point Software Technologies Ltd.*	23,555	2,060,356
Skyworks Solutions, Inc.	24,963	1,944,618
Autodesk, Inc.*	29,346	1,711,165
Lam Research Corp.	20,694	1,709,324
CA, Inc.	54,279	1,671,250
Xilinx, Inc.	33,281	1,578,518
Citrix Systems, Inc.*	20,054	1,575,843
Western Digital Corp.	30,316	1,432,127
Micron Technology, Inc.*	135,118	1,414,685
NetEase, Inc. ADR	9,825	1,410,674
Linear Technology Corp.	31,172	1,389,024
Maxim Integrated Products, Inc.	37,301	1,371,931
Seagate Technology plc	38,606	1,329,977
Akamai Technologies, Inc.*	23,020	1,279,221
NetApp, Inc.	38,075	1,039,067
Total Technology		241,422,272

Communications - 25.4%
Amazon.com, Inc.*	61,324	36,404,379
Facebook, Inc. — Class A*	298,894	34,103,805
Alphabet, Inc. — Class C*	45,004	33,525,730
Alphabet, Inc. — Class A*	38,106	29,071,067
Comcast Corp. — Class A	316,869	19,354,359
Cisco Systems, Inc.	655,386	18,658,839
Priceline Group, Inc.*	6,462	8,329,260
Baidu, Inc. ADR*	35,298	6,737,682
Netflix, Inc.*	55,754	5,699,731
Yahoo!, Inc.*	123,313	4,539,152
T-Mobile US, Inc.*	106,591	4,082,436
Twenty-First Century Fox, Inc. — Class A	145,797	4,064,821
eBay, Inc.*	153,515	3,662,868
JD.com, Inc. ADR*	113,610	3,010,665
Charter Communications, Inc. — Class A*	14,644	2,964,385
Twenty-First Century Fox, Inc. — Class B	103,999	2,932,772
Liberty Global plc*	75,674	2,842,315
Sirius XM Holdings, Inc.*	663,704	2,621,631
Ctrip.com International Ltd. ADR*	44,815	1,983,512
Expedia, Inc.	17,944	1,934,722
Viacom, Inc. — Class B	45,123	1,862,677
Vodafone Group plc ADR	50,546	1,619,999
Symantec Corp.	84,946	1,561,307
DISH Network Corp. — Class A*	29,405	1,360,275
Liberty Global plc — Class A*	32,925	1,267,613
TripAdvisor, Inc.*	17,253	1,147,325
Liberty Media Corp. — Class C*	28,987	1,104,115
Discovery Communications, Inc. — Class C*	32,974	890,298
Liberty Ventures*	17,586	687,964
Discovery Communications, Inc. — Class A*	19,548	559,659

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
NASDAQ-100® FUND

	Shares	Value

Liberty Media Corp. — Class A*	13,312	$514,243
Total Communications		239,099,606

Consumer, Non-cyclical - 12.8%
Gilead Sciences, Inc.	178,018	16,352,734
Amgen, Inc.	97,953	14,686,094
Kraft Heinz Co.	158,041	12,415,701
Celgene Corp.*	101,804	10,189,563
Mondelez International, Inc. — Class A	204,328	8,197,639
Biogen, Inc.*	28,481	7,414,174
PayPal Holdings, Inc.*	159,242	6,146,741
Express Scripts Holding Co.*	87,007	5,976,511
Automatic Data Processing, Inc.	59,579	5,344,832
Regeneron Pharmaceuticals, Inc.*	13,398	4,829,175
Alexion Pharmaceuticals, Inc.*	29,342	4,084,993
Monster Beverage Corp.*	26,429	3,525,100
Illumina, Inc.*	19,067	3,090,951
Mylan N.V.*	63,907	2,962,089
Intuitive Surgical, Inc.*	4,868	2,925,911
Vertex Pharmaceuticals, Inc.*	32,090	2,550,834
Henry Schein, Inc.*	10,672	1,842,307
Incyte Corp.*	24,381	1,766,891
Verisk Analytics, Inc. — Class A*	21,885	1,749,049
BioMarin Pharmaceutical, Inc.*	21,046	1,735,874
Whole Foods Market, Inc.	42,278	1,315,269
Endo International plc*	28,940	814,661
Total Consumer, Non-cyclical		119,917,093

Consumer, Cyclical - 6.8%
Walgreens Boots Alliance, Inc.	140,497	11,835,467
Starbucks Corp.	192,508	11,492,728
Costco Wholesale Corp.	57,277	9,025,710
Tesla Motors, Inc.*	17,199	3,951,814
O’Reilly Automotive, Inc.*	12,658	3,463,988
American Airlines Group, Inc.	78,537	3,220,802
Ross Stores, Inc.	52,748	3,054,109
Dollar Tree, Inc.*	30,580	2,521,627
PACCAR, Inc.	45,762	2,502,724
Marriott International, Inc. — Class A	33,013	2,349,866
Fastenal Co.	37,577	1,841,273
Norwegian Cruise Line Holdings Ltd.*	29,605	1,636,860
Ulta Salon Cosmetics & Fragrance, Inc.*	8,297	1,607,461
Tractor Supply Co.	17,419	1,575,723
Liberty Interactive Corporation QVC Group — Class A*	59,679	1,506,895
Mattel, Inc.	44,283	1,488,794
Bed Bath & Beyond, Inc.*	21,306	1,057,630
Total Consumer, Cyclical		64,133,471

Industrial - 0.7%
CSX Corp.	125,442	3,230,132
SBA Communications Corp. — Class A*	16,313	1,634,073
Stericycle, Inc.*	11,069	1,396,797
Total Industrial		6,261,002

Total Common Stocks
(Cost $390,496,326)		670,833,444

MUTUAL FUNDS† - 10.5%
Guggenheim Strategy Fund I1	2,539,787	63,012,120
Guggenheim Strategy Fund II1	1,461,684	36,088,986
Total Mutual Funds
(Cost $99,243,726)		99,101,106

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
NASDAQ-100® FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 5.7%
Federal Home Loan Bank[2]
0.53% due 01/11/17[3]	$25,000,000	$25,002,725
0.62% due 11/23/16	5,000,000	5,002,350
Total Federal Home Loan Bank		30,005,075
Federal Farm Credit Bank[2]
0.41% due 11/22/16[3]	10,000,000	9,996,930
0.42% due 08/01/17[3]	9,000,000	8,983,395
0.52% due 12/28/16[3]	5,000,000	4,998,280
Total Federal Farm Credit Bank		23,978,605
Fannie Mae[4]
0.44% due 09/08/17[3]	10,000,000	9,975,700
Total Federal Agency Notes
(Cost $64,000,218)		63,959,380

FEDERAL AGENCY DISCOUNT NOTES†† - 5.1%
Federal Home Loan Bank[2]
0.08% due 04/01/16	15,000,000	15,000,000
0.58% due 09/14/16	14,810,000	14,781,313
Total Federal Home Loan Bank		29,781,313
Farmer Mac[2]
0.66% due 12/09/16	8,000,000	7,972,560
Total Federal Agency Discount Notes
(Cost $37,733,431)		37,753,873

REPURCHASE AGREEMENTS††,5 - 5.2%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	28,365,564	28,365,564
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[6]	20,685,906	20,685,906
Total Repurchase Agreements
(Cost $49,051,470)		49,051,470

Total Investments - 97.9%
(Cost $640,525,171)		$920,699,273
Other Assets & Liabilities, net - 2.1%		19,354,525
Total Net Assets - 100.0%		$940,053,798

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $9,398,025)	105	$400,437

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2016 NASDAQ-100 Index Swap 0.40%[7], Terminating 04/27/16 (Notional Value $44,964,701)	10,029	$740,703
Barclays Bank plc April 2016 NASDAQ-100 Index Swap 0.40%[7], Terminating 04/29/16 (Notional Value $184,197,452)	41,082	612,252
Credit Suisse Capital, LLC April 2016 NASDAQ-100 Index Swap 0.43%[7], Terminating 04/26/16 (Notional Value $29,722,925)	6,629	535,838
(Total Notional Value $258,885,078)		$1,888,793

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
NASDAQ-100® FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is rate effective at March 31, 2016.
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	Repurchase Agreements — See Note 5.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[7]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$670,833,444	$—	$—	$—	$—	$670,833,444
Equity Futures Contracts	—	400,437	—	—	—	400,437
Equity Index Swap Agreements	—	—	—	1,888,793	—	1,888,793
Federal Agency Discount Notes	—	—	37,753,873	—	—	37,753,873
Federal Agency Notes	—	—	63,959,380	—	—	63,959,380
Mutual Funds	99,101,106	—	—	—	—	99,101,106
Repurchase Agreements	—	—	49,051,470	—	—	49,051,470
Total	$769,934,550	$400,437	$150,764,723	$1,888,793	$—	$922,988,503

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
NASDAQ-100® FUND

March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $492,229,975)	$772,546,697
Investments in affiliated issuers, at value (cost $99,243,726)	99,101,106
Repurchase agreements, at value (cost $49,051,470)	49,051,470
Total investments (cost $640,525,171)	920,699,273
Segregated cash with broker	17,724,000
Unrealized appreciation on swap agreements	1,888,793
Cash	14,942
Receivables:
Fund shares sold	3,238,450
Dividends	419,905
Swap settlement	65,252
Interest	22,135
Foreign taxes reclaim	2,094
Total assets	944,074,844

Liabilities:
Payable for:
Fund shares redeemed	2,387,832
Management fees	548,324
Licensing fees	381,589
Securities purchased	186,457
Transfer agent and administrative fees	182,775
Distribution and service fees	67,909
Portfolio accounting fees	50,519
Variation margin	14,175
Miscellaneous	201,466
Total liabilities	4,021,046
Commitments and contingent liabilities (Note 12)	—
Net assets	$940,053,798

Net assets consist of:
Paid in capital	$678,284,852
Undistributed net investment income	—
Accumulated net realized gain on investments	(20,694,386)
Net unrealized appreciation on investments	282,463,332
Net assets	$940,053,798

Investor Class:
Net assets	$667,017,607
Capital shares outstanding	25,899,868
Net asset value per share	$25.75

A-Class:
Net assets	$60,499,062
Capital shares outstanding	2,516,935
Net asset value per share	$24.04
Maximum offering price per share (Net asset value divided by 95.25%)	$25.24

C-Class:
Net assets	$38,899,588
Capital shares outstanding	1,799,147
Net asset value per share	$21.62

H-Class:
Net assets	$173,637,541
Capital shares outstanding	7,234,524
Net asset value per share	$24.00

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT 17

STATEMENT OF OPERATIONS
NASDAQ-100® FUND

Year Ended March 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,822)	$7,573,025
Dividends from securities of affiliated issuers	2,274,109
Interest	193,386
Income from securities lending, net	9,027
Total investment income	10,049,547

Expenses:
Management fees	7,154,507
Transfer agent and administrative fees	2,384,836
Distribution and service fees:
Advisor Class	70,388
A-Class	215,059
C-Class	363,298
H-Class	202,641
Portfolio accounting fees	624,247
Custodian fees	110,822
Trustees’ fees*	65,856
Line of credit fees	18,292
Miscellaneous	1,573,118
Total expenses	12,783,064
Net investment loss	(2,733,517)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$136,806,610
Investments in affiliated issuers	(496,916)
Swap agreements	1,476,323
Futures contracts	1,659,621
Net realized gain	139,445,638
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(127,814,195)
Investments in affiliated issuers	(381,616)
Swap agreements	1,781,098
Futures contracts	(634,659)
Net change in unrealized appreciation (depreciation)	(127,049,372)
Net realized and unrealized gain	12,396,266
Net increase in net assets resulting from operations	$9,662,749

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,733,517)	$(1,194,397)
Net realized gain on investments	139,445,638	105,677,408
Net change in unrealized appreciation (depreciation) on investments	(127,049,372)	63,640,660
Net increase in net assets resulting from operations	9,662,749	168,123,671

Distributions to shareholders from:
Net realized gains
Investor Class	(15,721,868)	(11,799,003)
Advisor Class**	—	(844,563)
A-Class	(2,634,742)	(713,323)
C-Class	(956,856)	(455,105)
H-Class**	(6,738,531)	(13,134)
Total distributions to shareholders	(26,051,997)	(13,825,128)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,011,361,829	1,029,136,798
Advisor Class**	94,137,245	977,291,285
A-Class	817,538,269	126,142,545
C-Class	26,584,585	31,988,339
H-Class**	1,591,642,598	1,146,379,957 *
Distributions reinvested
Investor Class	15,251,133	10,894,558
Advisor Class**	—	841,695
A-Class	2,570,836	687,698
C-Class	931,242	439,832
H-Class**	6,738,458	13,134 *
Cost of shares redeemed
Investor Class	(1,120,085,951)	(1,013,748,379)
Advisor Class**	(139,879,099)	(984,316,693)
A-Class	(827,926,638)	(83,648,854)
C-Class	(20,071,986)	(22,518,343)
H-Class**	(1,453,762,548)	(1,132,744,353)*
Conversion activity**
Advisor Class	(20,538,756)	—
H-Class	20,538,756	—
Net increase from capital share transactions	5,029,973	86,839,219
Net increase (decrease) in net assets	(11,359,275)	241,137,762

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS(concluded)
NASDAQ-100® FUND

	Year Ended March 31, 2016	Year Ended March 31, 2015
Net assets:
Beginning of year	$951,413,073	$710,275,311
End of year	$940,053,798	$951,413,073
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Investor Class	38,934,513	43,087,905
Advisor Class**	4,004,926	47,220,519
A-Class	34,504,136	5,505,586
C-Class	1,215,431	1,558,513
H-Class**	66,106,678	49,097,507 *
Shares issued from reinvestment of distributions
Investor Class	569,923	438,589
Advisor Class**	—	37,226
A-Class	102,833	29,528
C-Class	41,297	20,727
H-Class**	269,863	563 *
Shares redeemed
Investor Class	(43,913,512)	(42,808,208)
Advisor Class**	(5,986,255)	(46,232,015)
A-Class	(35,068,368)	(3,638,949)
C-Class	(953,984)	(1,123,559)
H-Class**	(60,544,558)	(48,592,615)*
Conversion activity**
Advisor Class	(924,136)	—
H-Class	897,086	—
Net increase in shares	(744,127)	4,601,317

*	Since commencement of operations: September 18, 2014.
**	Effective September 30, 2015, all outstanding Advisor Class shares converted into H-Class shares — See Note 13

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$25.38	$21.38	$18.38	$17.92	$15.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.01)	.02	.02	(.05)
Net gain (loss) on investments (realized and unrealized)	.96	4.39	5.01	.44	2.74
Total from investment operations	.91	4.38	5.03	.46	2.69
Less distributions from:
Net realized gains	(.54)	(.38)	(2.03)	—	—
Total distributions	(.54)	(.38)	(2.03)	—	—
Net asset value, end of period	$25.75	$25.38	$21.38	$18.38	$17.92

Total Return[b]	3.49%	20.53%	27.74%	2.57%	17.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$667,018	$769,257	$632,598	$461,269	$770,626
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.05%)	0.10%	0.13%	(0.34%)
Total expenses[c]	1.25%	1.26%	1.29%	1.26%	1.27%
Portfolio turnover rate	228%	267%	141%	94%	94%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT 21

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$23.78	$20.10	$17.42	$17.03	$14.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.06)	(.03)	(.02)	(.09)
Net gain (loss) on investments (realized and unrealized)	.90	4.12	4.74	.41	2.60
Total from investment operations	.80	4.06	4.71	.39	2.51
Less distributions from:
Net realized gains	(.54)	(.38)	(2.03)	—	—
Total distributions	(.54)	(.38)	(2.03)	—	—
Net asset value, end of period	$24.04	$23.78	$20.10	$17.42	$17.03

Total Return[b]	3.26%	20.24%	27.42%	2.29%	17.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,499	$70,821	$21,751	$23,656	$14,553
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.29%)	(0.14%)	(0.09%)	(0.61%)
Total expenses[c]	1.51%	1.50%	1.54%	1.52%	1.53%
Portfolio turnover rate	228%	267%	141%	94%	94%

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$21.60	$18.42	$16.22	$15.97	$13.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	(.21)	(.16)	(.13)	(.19)
Net gain (loss) on investments (realized and unrealized)	.82	3.77	4.39	.38	2.44
Total from investment operations	.56	3.56	4.23	.25	2.25
Less distributions from:
Net realized gains	(.54)	(.38)	(2.03)	—	—
Total distributions	(.54)	(.38)	(2.03)	—	—
Net asset value, end of period	$21.62	$21.60	$18.42	$16.22	$15.97

Total Return[b]	2.48%	19.37%	26.46%	1.57%	16.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,900	$32,324	$19,175	$13,015	$15,177
Ratios to average net assets:
Net investment income (loss)	(1.19%)	(1.05%)	(0.89%)	(0.84%)	(1.35%)
Total expenses[c]	2.26%	2.25%	2.29%	2.26%	2.27%
Portfolio turnover rate	228%	267%	141%	94%	94%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT 23

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$23.76	$22.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	.01
Net gain (loss) on investments (realized and unrealized)	.91	1.22
Total from investment operations	.78	1.23
Less distributions from:
Net realized gains	(.54)	(.38)
Total distributions	(.54)	(.38)
Net asset value, end of period	$24.00	$23.76

Total Return[b]	3.18%	5.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$173,638	$12,009
Ratios to average net assets:
Net investment income (loss)	(0.51%)	0.07%
Total expenses[c]	1.51%	1.47%
Portfolio turnover rate	228%	267%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operation of the Class.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2016, the Trust consisted of fifty-three funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company. Only Investor Class, A-Class, C-Class and H-Class shares had been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

THE RYDEX FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Significant Accounting Policies

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing

26 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any

THE RYDEX FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

E. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included

28 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

F. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

G. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

H. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.25% at March 31, 2016.

I. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

THE RYDEX FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long
NASDAQ-100® Fund	Index exposure, Liquidity	$67,830,574

30 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Fund’s use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long
NASDAQ-100® Fund	Index exposure, Liquidity	$325,115,117

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Unrealized appreciation on swap agreements	Variation margin

THE RYDEX FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2016:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at March 31, 2016
NASDAQ-100® Fund	$400,437	$1,888,793	$2,289,230

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
NASDAQ-100® Fund	$1,659,621	$1,476,323	$3,135,944

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
NASDAQ-100® Fund	$(634,659)	$1,781,098	$1,146,439

32 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

RFS provides transfer agent and administrative services to the Fund calculated at the annualized rate of 0.25% based on the average daily net assets of the Fund.

RFS also provides accounting services to the Fund for fees calculated at annualized rates below, based on the average daily net assets of the Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets.

THE RYDEX FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2016, GFD retained sales charges of $349,121 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

34 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2016, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Royal Bank of Canada			U.S. TIP Bonds
0.23%			0.13% - 0.38%
Due 04/01/16	$364,541,761	$364,544,090	04/15/17 - 07/15/23	$353,293,600	$371,832,617

HSBC Group			U.S. Treasury Strips
0.21%			0.00%
Due 04/01/16	182,287,605	182,288,668	05/15/43	392,890,600	185,933,378

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

During the year ended March 31, 2016, the Fund lent its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of March 31, 2016, the Fund ceased participation in securities lending.

THE RYDEX FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (continued)

7. Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

36 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
NASDAQ-100® Fund	Swap equity contracts	$1,888,793	$—	$1,888,793	$—	$—	$1,888,793

[1]	Exchange-traded futures are excluded from these reported amounts.

8. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
NASDAQ-100® Fund	$26,051,997	$—	$26,051,997

THE RYDEX FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
NASDAQ-100® Fund	$13,825,128	$—	$13,825,128

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2016 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward & Other Losses
NASDAQ-100® Fund	$4,776,285	$9,569,870	$247,422,791	$—

As of March 31, 2016, the Fund had no capital loss carryforward.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to wash sales, mark-to-market on futures contracts, and utilization of earnings and profits on shareholder redemptions. Additional differences may result from tax treatment of net investment losses. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
NASDAQ-100® Fund	$130,749,775	$2,733,517	$(133,483,292)

38 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
NASDAQ-100® Fund	$675,165,275	$251,445,808	$(5,911,810)	$245,533,998

9. Securities Transactions

For the year ended March 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
NASDAQ-100® Fund	$1,872,338,714	$1,926,500,609

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2016, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
NASDAQ-100® Fund	$457,281,266	$461,997,100	$25,907,289

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

THE RYDEX FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

Transactions during the year ended March 31, 2016, in which the portfolio company is an “affiliated person”, were as follows:

Affiliated issuers by Fund	Value 03/31/15	Additions	Reductions	Value 03/31/16	Shares 03/31/16	Investment Income	Realized Loss
NASDAQ-100® Fund
Guggenheim Strategy Fund I	$139,227,564	$629,729,874	$(705,300,000)	$63,012,120	2,539,787	$1,879,658	$(342,631)
Guggenheim Strategy Fund II	—	141,431,387	(105,100,000)	36,088,986	1,461,684	394,451	(154,285)
	$139,227,564	$771,161,261	$(810,400,000)	$99,101,106		$2,274,109	$(496,916)

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.31% for the year ended March 31, 2016. The Fund did not have any borrowings outstanding under this agreement at March 31, 2016.

Fund	Average Daily Balance
NASDAQ-100® Fund	$1,439,381

12. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured

40 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code (which was the basis for the district court’s dismissal), their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

THE RYDEX FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all three lawsuits. The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor

42 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Trust and Reichman actions in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. The Bankruptcy Court has not yet issued a decision on the motion. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions while the May 4 motion is pending.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

13. Conversion of Advisor Class Shares and Class H Shares

Effective following the close of business on September 30, 2015, all outstanding Advisor Class shares of the NASDAQ-100® Fund were converted into Class H shares of the Fund. The conversion of all outstanding Advisor Class shares was effected by exchanging shareholders’ Advisor Class shares for Class H shares. Advisor Class shareholders of the Fund received Class H shares of the Fund with a value equal to the value of their investment in Advisor Class shares of the Fund on September 30, 2015.

THE RYDEX FUNDS ANNUAL REPORT | 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NASDAQ-100® Fund (one of the series constituting the Rydex Series Funds) (the “Fund”) as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NASDAQ-100® Fund (one of the series constituting the Rydex Series Funds) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 25, 2016

44 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
NASDAQ-100® Fund	12.39%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
NASDAQ-100® Fund	11.82%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2016, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
NASDAQ-100® Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2016, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
NASDAQ-100® Fund	$—	$130,749,775

THE RYDEX FUNDS ANNUAL REPORT | 45

OTHER INFORMATION (concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

46 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	237

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.

THE RYDEX FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - continued
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.

48 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

THE RYDEX FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

50 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

THE RYDEX FUNDS ANNUAL REPORT | 51

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of

52 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE RYDEX FUNDS ANNUAL REPORT | 53

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

54 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2016

Rydex Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Event Driven and Distressed Strategies Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

RSTF-ANN-0316x0317	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND	23
EMERGING MARKETS 2x STRATEGY FUND	38
INVERSE EMERGING MARKETS 2x STRATEGY FUND	46
EMERGING MARKETS BOND STRATEGY FUND	53
NOTES TO FINANCIAL STATEMENTS	61
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	78
OTHER INFORMATION	79
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	80
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	83

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our alternative strategy Funds (the “Funds”) for the one-year period ended March 31, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alternative funds may not be suitable for all investors because of the sophisticated and aggressive investment techniques the funds employ, such as leverage, derivatives and short selling. ● The more you invest in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The use of derivatives such as futures, options and swap agreements may expose an investment to additional risks that it would not be subject to if you invested directly in the securities underlying those derivatives. ● Additionally, certain alternative strategies tied to hard assets such as commodities, currencies and real estate, may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, such as droughts, floods, weather, livestock disease, embargos, tariff s and international economic, political and regulatory developments. ● No investment strategy can guarantee a return in a declining market. Additionally, an investor could lose all or a substantial amount of their investment.

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Adviser’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Event Driven and Distressed Strategies Fund is subject to a number of risks and is not suitable for all investors. ● The Fund’s use of derivatives such as futures, options, structured notes, exchange-traded notes and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s investments in foreign markets may increase the Fund’s volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2016

dollar will decline in value relative to the currencies. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● The Fund’s exposure to the event driven market is considered speculative and may subject the Fund to additional losses. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2016

Financial markets were buffeted by a variety of events over the past year, including volatility in the oil market, weak growth and a devaluation in China, ongoing stimulus from global central banks, and a delayed September rate hike by the U.S. Federal Reserve (the “Fed”)—and then capped by a 25 basis point increase in the U.S. federal funds target rate in December. While the direct impact of the move was fairly insignificant, the decision to begin normalization of interest rates after seven years of unprecedented liquidity provision was not. Indeed, in 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concern about plunging commodity prices, and slowing economic growth in China and other emerging market economies.

As 2016 began, forecasts for U.S. and global economic growth were downgraded, and recession fears surged along with market volatility. Estimates for first quarter gross domestic product (“GDP”) in the U.S. were marked down, even though first quarter GDP has undershot full-year growth rates in six out of the last seven years. Risk assets rallied in the last half of the first quarter, led by a dovish pivot in the Fed’s communication that spurred a rally in crude oil and a reversal of dollar strength. The weaker dollar, along with optimism about a production freeze agreed to by a group of major oil producing countries, helped oil to rebound. After falling in the early weeks of the year to a cycle low of $26 per barrel on February 11, 2016, the front-month West Texas Intermediate (“WTI”) oil futures contract rallied as high as $40 per barrel before closing the quarter at $38 per barrel.

The outlook for economic growth outside the U.S. softened in the first quarter. A further deterioration in the euro zone inflation outlook prompted the European Central Bank (“ECB”) to announce an increase in the size of its monthly asset purchases and reduce its deposit rate to -40 basis points. European government bonds rallied following the announcement, with the 10-year German bund ending the first quarter with a yield of just 16 basis points.

Ongoing stimulus efforts in Asia also appeared likely to contribute to low U.S. rates. Chinese industrial production growth continued to slow in early 2016, prompting the People’s Bank of China (“PBOC”) to stimulate credit growth by allowing banks to hold fewer reserves against deposits. And after years of struggling with stagnant growth and low inflation, the Bank of Japan (“BOJ”) surprised markets by cutting its key interest rate to -10 basis points in January. The negative rates pushed a considerable amount of Japanese savings into foreign markets.

In an environment where global rates are moving lower and markets are already starved for yield, foreign investors began looking to the U.S. Guggenheim expects that U.S. Treasury yields will fall further as the gravitational pull of global yields gets stronger, and does not discount the possibility of 10-year U.S. Treasury yields declining to closer to 1 percent before the end of the year.

A stronger dollar has weighed on the U.S. economy, but consumer spending has been resilient. The labor market is now operating near full employment, and tight labor market conditions are beginning to spur faster wage growth. We believe the U.S. economy is fundamentally sound, and find little evidence to support the conclusion that the economy will fall into a recession in 2016.

Despite the relative health of the U.S. economy, markets are concerned that sluggish global growth will hold back the U.S. expansion, that inflation will remain below the Fed’s target for longer, and that tighter conditions in credit markets have raised recession risks. Our view is that the Fed remains focused on fulfilling its dual mandate objectives of maximum employment and price stability, and thus is biased toward normalizing policy. We expect further declines in the unemployment rate as job gains outstrip growth in the labor force. Meanwhile, core and headline inflation should move closer to the Fed’s target by year end, reflecting our forecasts for a tighter labor market and a modest rise in oil prices. Normally, this would result in at least two Fed rate hikes on the table for 2016, but the U.S. Fed is becoming more sensitive to global financial conditions and the extent of global money flows that occur as monetary policy in the U.S. diverges from Europe, Japan and China. As a result, we have reduced our expectations for a June rate hike, although it would normally be an easy call. We continue to believe a December rate hike is a near certainty. A solid macroeconomic backdrop and a rebalancing oil market should support an improving credit picture in the second half of 2016.

For the 12 months ended March 31, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.78%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.27%. The return of the MSCI Emerging Markets Index* was -12.03%.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2016

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 1.96% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.69%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Credit Suisse Event Driven Liquid Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of event driven hedge fund managers, as represented by the Event Driven sector of the Dow Jones Credit Suisse Hedge Fund Index.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

Russell 3000® Index measures the performance of the largest 3000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)	March 31, 2016

Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2015 and ending March 31, 2016.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for up to the past five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	2.61%	(2.24%)	$ 1,000.00	$ 977.60	$ 12.90
C-Class	3.36%	(2.63%)	1,000.00	973.70	16.58
P-Class	2.61%	(2.23%)	1,000.00	977.70	12.90
Institutional Class	2.35%	(2.15%)	1,000.00	978.50	11.62
Event Driven and Distressed Strategies Fund
A-Class	1.90%	3.83%	1,000.00	1,038.30	9.68
C-Class	2.66%	3.42%	1,000.00	1,034.20	13.53
P-Class	1.90%	3.83%	1,000.00	1,038.30	9.68
Institutional Class	1.65%	3.97%	1,000.00	1,039.70	8.41
Emerging Markets 2x Strategy Fund
A-Class	1.76%	18.90%	1,000.00	1,189.00	9.63
C-Class	2.49%	18.40%	1,000.00	1,184.00	13.60
H-Class	1.76%	18.94%	1,000.00	1,189.40	9.63
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.75%	(26.85%)	1,000.00	731.50	7.58
C-Class	2.54%	(27.15%)	1,000.00	728.50	10.98
H-Class	1.74%	(26.61%)	1,000.00	733.90	7.54
Emerging Markets Bond Strategy Fund
A-Class	1.58%	8.76%	1,000.00	1,087.60	8.25
C-Class	2.33%	7.70%	1,000.00	1,077.00	12.10
H-Class	1.58%	8.40%	1,000.00	1,084.00	8.23

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	2.61%	5.00%	$ 1,000.00	$ 1,011.95	$ 13.13
C-Class	3.36%	5.00%	1,000.00	1,008.20	16.87
P-Class	2.61%	5.00%	1,000.00	1,011.95	13.13
Institutional Class	2.35%	5.00%	1,000.00	1,013.25	11.83
Event Driven and Distressed Strategies Fund
A-Class	1.90%	5.00%	1,000.00	1,015.50	9.57
C-Class	2.66%	5.00%	1,000.00	1,011.70	13.38
P-Class	1.90%	5.00%	1,000.00	1,015.50	9.57
Institutional Class	1.65%	5.00%	1,000.00	1,016.75	8.32
Emerging Markets 2x Strategy Fund
A-Class	1.76%	5.00%	1,000.00	1,016.20	8.87
C-Class	2.49%	5.00%	1,000.00	1,012.55	12.53
H-Class	1.76%	5.00%	1,000.00	1,016.20	8.87
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.25	8.82
C-Class	2.54%	5.00%	1,000.00	1,012.30	12.78
H-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
Emerging Markets Bond Strategy Fund
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73
H-Class	1.58%	5.00%	1,000.00	1,017.10	7.97

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents Net Expenses, which includes interest and dividend expense related to securities sold short. Excluding these expenses, the operating expense ratios would be:

Long Short Equity Fund
A-Class	1.67%
C-Class	2.42%
P-Class	1.67%
Institutional Class	1.42%

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2015 to March 31, 2016.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended March 31, 2016, the Long Short Equity Fund P-Class returned -5.55%. The Fund’s benchmark, the HFRX Equity Hedge Index, returned -7.24%.

The Fund had annualized risk of 7.4%, which was marginally higher than the 7.2% annualized risk of the HFRX Equity Hedge Fund Index. Realized beta for the Fund came in at 0.70 relative to the benchmark for this one-year period.

On a gross return basis, risk factors contributed 2.50% to fund performance. An average net short position to the Price Volatility factor and an average net long position to the Relative Strength factor contributed 1.80% and 0.78%, respectively. An average net short position to the Book/Price factor detracted -0.27%, while an average net long position to the Earnings Variability factor detracted -0.24%. The Fund’s average forecast beta of 47% was the greatest detractor at -4.15%. Stock specific risk added 1.45% on a gross basis for the year.

Industry factors detracted -2.12% on a gross basis. Average net long positions to companies in the Tobacco and Computer Software industries contributed 0.32% and 0.27%, respectively. Average net long positions to companies in the Drugs and Retail Soft Goods industries detracted -0.42% and -0.36%, respectively.

For the year, the Fund’s average long exposure was 83.2% of fund assets, while its corresponding short exposure was -38.8%.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended March 31, 2016, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Inception Dates:
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class**	March 22, 2002
Institutional Class	November 30, 2011

Cumulative Fund Performance*

Ten Largest Long Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	4.0%
Blue Buffalo Pet Products, Inc.	0.6%
White Mountains Insurance Group Ltd.	0.6%
Columbia Pipeline Group, Inc.	0.6%
WESCO International, Inc.	0.5%
Computer Sciences Corp.	0.5%
Eagle Materials, Inc.	0.5%
Armstrong World Industries, Inc.	0.5%
Masco Corp.	0.5%
Wynn Resorts Ltd.	0.5%
Top Ten Total	8.8%

“Ten Largest Long Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	10 Year
A-Class Shares	-5.57%	1.41%	1.73%
A-Class Shares with sales charge†	-10.08%	0.43%	1.24%
C-Class Shares	-6.28%	0.66%	0.98%
C-Class Shares with CDSC‡	-7.22%	0.66%	0.98%
P-Class Shares	-5.55%	1.42%	1.74%
S&P 500 Index	1.78%	11.58%	7.01%
HFRX Equity Hedge Index	-7.24%	-1.33%	-1.13%

		1 Year	Since Inception (11/30/11)
Institutional Class Shares		-5.37%	5.33%
S&P 500 Index		1.78%	14.70%
HFRX Equity Hedge Index		-7.24%	2.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2016
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 78.3%

Consumer, Non-cyclical - 24.8%
Blue Buffalo Pet Products, Inc.*,1	12,881	$330,526
General Mills, Inc.[1]	4,206	266,449
Danaher Corp.[1]	2,800	265,608
Teleflex, Inc.[1]	1,691	265,503
Abbott Laboratories[1]	6,345	265,411
Hain Celestial Group, Inc.*,1	6,454	264,033
Philip Morris International, Inc.[1]	2,642	259,207
Sysco Corp.[1]	5,546	259,165
Coca-Cola Co.[1]	5,585	259,088
McGraw Hill Financial, Inc.[1]	2,600	257,348
Bunge Ltd.[1]	4,528	256,602
PepsiCo, Inc.[1]	2,500	256,200
Pilgrim’s Pride Corp.*	10,076	255,930
Tyson Foods, Inc. — Class A1	3,838	255,841
Molson Coors Brewing Co. — Class B1	2,656	255,454
Bio-Techne Corp.[1]	2,700	255,204
VWR Corp.*,1	9,423	254,986
Baxter International, Inc.[1]	6,178	253,792
Sabre Corp.[1]	8,772	253,686
Kraft Heinz Co.[1]	3,220	252,963
Ingredion, Inc.[1]	2,359	251,918
Kimberly-Clark Corp.[1]	1,872	251,803
Colgate-Palmolive Co.[1]	3,561	251,585
Charles River Laboratories International, Inc.*,1	3,300	250,603
Moody’s Corp.[1]	2,590	250,090
Church & Dwight Company, Inc.[1]	2,708	249,623
JM Smucker Co.[1]	1,915	248,644
Quintiles Transnational Holdings, Inc.*,1	3,800	247,380
Altria Group, Inc.[1]	3,935	246,567
Cooper Companies, Inc.[1]	1,600	246,352
Brown-Forman Corp. — Class B1	2,500	246,175
Bio-Rad Laboratories, Inc. — Class A*,1	1,800	246,096
WhiteWave Foods Co. — Class A*,1	6,041	245,506
ManpowerGroup, Inc.[1]	3,000	244,260
Procter & Gamble Co.[1]	2,964	243,967
Bruker Corp.[1]	8,700	243,600
Clorox Co.[1]	1,904	240,018
Archer-Daniels-Midland Co.[1]	6,597	239,537
Hill-Rom Holdings, Inc.[1]	4,762	239,529
Whole Foods Market, Inc.[1]	7,698	239,485
Robert Half International, Inc.[1]	5,100	237,558
Reynolds American, Inc.[1]	4,713	237,111
Constellation Brands, Inc. — Class A1	1,569	237,060
Mondelez International, Inc. — Class A1	5,901	236,748
Monster Beverage Corp.*,1	1,715	228,747
Dr Pepper Snapple Group, Inc.[1]	2,524	225,696
Thermo Fisher Scientific, Inc.[1]	1,500	212,385
Illumina, Inc.*,1	1,300	210,743
ResMed, Inc.[1]	3,164	182,942
DexCom, Inc.*,1	2,502	169,911
Aaron’s, Inc.[1]	6,431	161,418
QIAGEN N.V.*,1	5,027	112,303
Community Health Systems, Inc.*,1	5,529	102,342
Morningstar, Inc.[1]	1,000	88,270
Sprouts Farmers Market, Inc.*,1	2,995	86,975
IDEXX Laboratories, Inc.*,1	181	14,176
Total Consumer, Non-cyclical		12,910,119

Industrial - 11.5%
Eagle Materials, Inc.	3,941	276,304
Armstrong World Industries, Inc.*,1	5,700	275,710
Masco Corp.[1]	8,621	271,130
Lennox International, Inc.[1]	1,992	269,298
Cummins, Inc.[1]	2,431	267,264
3M Co.[1]	1,587	264,441
USG Corp.*,1	10,639	263,954
Carlisle Companies, Inc.[1]	2,646	263,277
Roper Technologies, Inc.[1]	1,433	261,909
General Electric Co.[1]	8,200	260,678
BWX Technologies, Inc.[1]	7,650	256,734
Agilent Technologies, Inc.[1]	6,400	255,040
B/E Aerospace, Inc.[1]	5,504	253,844
Triumph Group, Inc.[1]	7,852	247,181
Owens Corning[1]	5,225	247,038
L-3 Communications Holdings, Inc.[1]	2,066	244,821
Energizer Holdings, Inc.[1]	6,000	243,060
PerkinElmer, Inc.[1]	4,900	242,354
General Dynamics Corp.[1]	1,820	239,094
Orbital ATK, Inc.[1]	2,691	233,956
Spirit AeroSystems Holdings, Inc. — Class A*,1	5,129	232,651
Joy Global, Inc.[1]	14,051	225,800
Trinity Industries, Inc.[1]	11,158	204,303
Fitbit, Inc. — Class A*,1	9,625	145,819
Stericycle, Inc.*,1	824	103,981
ITT Corp.[1]	2,706	99,824
AGCO Corp.[1]	315	15,656
Total Industrial		6,165,121

Financial - 10.6%
White Mountains Insurance Group Ltd.[1]	400	321,039
Rayonier, Inc.[1]	10,743	265,137
CME Group, Inc. — Class A1	2,700	259,335
Prudential Financial, Inc.[1]	3,557	256,886
Loews Corp.[1]	6,500	248,690
MFA Financial, Inc.[1]	36,130	247,490
Taubman Centers, Inc.[1]	3,444	245,316
Assured Guaranty Ltd.[1]	9,690	245,157
Lincoln National Corp.[1]	6,254	245,157
Chimera Investment Corp.[1]	17,950	243,941
MetLife, Inc.[1]	5,549	243,823
Old Republic International Corp.[1]	13,080	239,102
Macerich Co.[1]	3,000	237,720
American Financial Group, Inc.[1]	3,369	237,077
CBOE Holdings, Inc.[1]	3,506	229,047
CNA Financial Corp.[1]	6,600	212,388

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
LONG SHORT EQUITY FUND

	Shares	Value

Allied World Assurance Company Holdings AG1	5,800	$202,652
Genworth Financial, Inc. — Class A*,1	74,044	202,140
Nasdaq, Inc.[1]	3,034	201,397
Two Harbors Investment Corp.[1]	23,908	189,830
Intercontinental Exchange, Inc.[1]	800	188,112
CIT Group, Inc.	6,000	186,180
Citigroup, Inc.[1]	4,200	175,350
Cullen/Frost Bankers, Inc.[1]	1,800	99,198
Validus Holdings Ltd.[1]	1,900	89,661
NorthStar Realty Europe Corp.[1]	5,400	62,640
Total Financial		5,574,465

Consumer, Cyclical - 9.1%
WESCO International, Inc.*,1	5,191	283,793
Wynn Resorts Ltd.[1]	2,900	270,947
Brunswick Corp.[1]	5,512	264,467
Genuine Parts Co.[1]	2,654	263,701
Polaris Industries, Inc.[1]	2,650	260,972
Mattel, Inc.[1]	7,759	260,858
Six Flags Entertainment Corp.[1]	4,690	260,248
Hasbro, Inc.[1]	3,191	255,599
Hyatt Hotels Corp. — Class A*,1	5,162	255,467
Darden Restaurants, Inc.[1]	3,828	253,796
Wal-Mart Stores, Inc.[1]	3,577	244,989
Vista Outdoor, Inc.*,1	4,683	243,095
CST Brands, Inc.[1]	6,340	242,759
Chipotle Mexican Grill, Inc. — Class A*,1	470	221,356
Fossil Group, Inc.*,1	4,815	213,882
Michael Kors Holdings Ltd.*,1	2,706	154,134
Copa Holdings S.A. — Class A1	2,100	142,275
Ralph Lauren Corp. — Class A1	1,264	121,673
Coach, Inc.[1]	2,682	107,521
Nu Skin Enterprises, Inc. — Class A	2,700	103,275
Walgreens Boots Alliance, Inc.[1]	1,171	98,645
American Airlines Group, Inc.[1]	2,400	98,424
Best Buy Company, Inc.[1]	1,750	56,770
Total Consumer, Cyclical		4,678,646

Utilities - 8.1%
Vectren Corp.[1]	5,291	267,512
Edison International[1]	3,720	267,431
Exelon Corp.[1]	7,457	267,408
Public Service Enterprise Group, Inc.[1]	5,600	263,984
PG&E Corp.[1]	4,399	262,708
Atmos Energy Corp.[1]	3,516	261,098
UGI Corp.[1]	6,478	260,999
MDU Resources Group, Inc.[1]	13,256	257,962
SCANA Corp.[1]	3,657	256,539
Ameren Corp.[1]	5,100	255,510
National Fuel Gas Co.[1]	5,075	254,004
Aqua America, Inc.[1]	7,877	250,647
American Water Works Company, Inc.[1]	3,623	249,733
Southern Co.[1]	4,754	245,924
OGE Energy Corp.[1]	7,133	204,218
NiSource, Inc.[1]	5,960	140,418
DTE Energy Co.[1]	1,184	107,341
Sempra Energy[1]	964	100,304
Total Utilities		4,173,740

Technology - 6.2%
Computer Sciences Corp.[1]	8,149	280,245
Xerox Corp.[1]	23,724	264,760
Dun & Bradstreet Corp.[1]	2,514	259,143
CA, Inc.[1]	8,384	258,143
Synopsys, Inc.*,1	5,200	251,888
Genpact Ltd.*,1	9,230	250,964
DST Systems, Inc.[1]	2,156	243,132
Microsoft Corp.[1]	4,400	243,012
Intel Corp.[1]	7,500	242,625
Cadence Design Systems, Inc.*,1	9,625	226,958
Leidos Holdings, Inc.[1]	4,477	225,283
Pitney Bowes, Inc.[1]	9,897	213,181
Tableau Software, Inc. — Class A*,1	2,800	128,436
Linear Technology Corp.[1]	576	25,667
Accenture plc — Class A1	100	11,540
Total Technology		3,124,977

Communications - 3.8%
Telephone & Data Systems, Inc.[1]	9,000	270,810
Netflix, Inc.*,1	2,471	252,610
John Wiley & Sons, Inc. — Class A1	4,899	239,512
Expedia, Inc.[1]	2,200	237,205
Amazon.com, Inc.*,1	394	233,894
Symantec Corp.[1]	12,242	225,009
FireEye, Inc.*,1	11,956	215,088
Groupon, Inc. — Class A*,1	51,875	206,981
CenturyLink, Inc.[1]	3,500	111,860
Gannett Company, Inc.[1]	1,488	22,528
United States Cellular Corp.*,1	200	9,138
Total Communications		2,024,635

Energy - 3.7%
Columbia Pipeline Group, Inc.[1]	12,678	318,217
Marathon Oil Corp.[1]	22,153	246,784
Kinder Morgan, Inc.[1]	13,424	239,753
Murphy USA, Inc.*,1	3,742	229,946
Cheniere Energy, Inc.*,1	6,535	221,079
Murphy Oil Corp.[1]	7,200	181,368
PBF Energy, Inc. — Class A1	5,100	169,320
Valero Energy Corp.[1]	2,100	134,694
Exxon Mobil Corp.[1]	800	66,872
SM Energy Co.[1]	2,800	52,472
Noble Corporation plc[1]	2,014	20,845
HollyFrontier Corp.[1]	100	3,532
Total Energy		1,884,882

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
LONG SHORT EQUITY FUND

	Shares	Value

Basic Materials - 0.5%
LyondellBasell Industries N.V. — Class A1	1,400	$119,811
United States Steel Corp.[1]	5,969	95,802
Mosaic Co.[1]	2,319	62,613
Total Basic Materials		278,226

Total Common Stocks
(Cost $39,945,827)		40,814,811

MUTUAL FUNDS† - 4.0%
Guggenheim Strategy Fund I2	82,824	2,054,852
Guggenheim Strategy Fund II2	571	14,088
Total Mutual Funds
(Cost $2,079,755)		2,068,940

	Face Amount

REPURCHASE AGREEMENTS††,3 - 13.7%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$5,253,495	5,253,495
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	1,786,411	1,786,411
Total Repurchase Agreements
(Cost $7,039,906)		7,039,906

Total Investments - 96.0%
(Cost $49,065,488)		$49,923,657

	Shares

COMMON STOCKS SOLD SHORT† - (44.2)%

Utilities - (0.5)%
Calpine Corp.*	7,811	(118,493)
AES Corp.	11,443	(135,027)
Total Utilities		(253,520)

Basic Materials - (2.9)%
Eastman Chemical Co.	628	(45,360)
NewMarket Corp.	288	(114,123)
International Flavors & Fragrances, Inc.	1,020	(116,045)
Monsanto Co.	1,338	(117,396)
Compass Minerals International, Inc.	1,661	(117,698)
PPG Industries, Inc.	1,060	(118,179)
Ecolab, Inc.	1,092	(121,780)
Sherwin-Williams Co.	450	(128,102)
Praxair, Inc.	1,131	(129,443)
Domtar Corp.	3,370	(136,485)
Valspar Corp.	1,538	(164,596)
Allegheny Technologies, Inc.	11,793	(192,226)
Total Basic Materials		(1,501,433)

Technology - (3.1)%
Rackspace Hosting, Inc.*	602	(12,997)
Inovalon Holdings, Inc. — Class A*	919	(17,020)
SS&C Technologies Holdings, Inc.	894	(56,697)
Cerner Corp.*	1,629	(86,272)
Akamai Technologies, Inc.*	2,223	(123,533)
IMS Health Holdings, Inc.*	4,745	(125,980)
NetApp, Inc.	4,754	(129,737)
Apple, Inc.	1,194	(130,134)
Broadcom Ltd.	845	(130,553)
IPG Photonics Corp.*	1,385	(133,071)
HP, Inc.	11,050	(136,136)
Hewlett Packard Enterprise Co.	8,000	(141,840)
Lexmark International, Inc. — Class A	4,372	(146,156)
NCR Corp.*	5,000	(149,650)
Total Technology		(1,519,776)

Communications - (3.3)%
DISH Network Corp. — Class A*	394	(18,226)
LinkedIn Corp. — Class A*	274	(31,332)
Level 3 Communications, Inc.*	697	(36,836)
Yahoo!, Inc.*	1,248	(45,939)
CommScope Holding Company, Inc.*	1,800	(50,256)
Alphabet, Inc. — Class C*	78	(58,106)
Alphabet, Inc. — Class A*	78	(59,506)
Zillow Group, Inc. — Class C*	2,653	(62,956)
Zillow Group, Inc. — Class A*	2,494	(63,722)
Viacom, Inc. — Class B	2,535	(104,645)
Twitter, Inc.*	6,380	(105,589)
eBay, Inc.*	4,518	(107,799)
Time Warner, Inc.	1,686	(122,319)
VeriSign, Inc.*	1,385	(122,628)
GoDaddy, Inc. — Class A*	3,856	(124,664)
CDW Corp.	3,021	(125,372)
Comcast Corp. — Class A	2,064	(126,070)
Thomson Reuters Corp.	3,201	(129,577)
Cisco Systems, Inc.	4,566	(129,994)
Facebook, Inc. — Class A*	1,140	(130,074)
Total Communications		(1,755,610)

Consumer, Cyclical - (5.7)%
HD Supply Holdings, Inc.*	319	(10,549)
Harman International Industries, Inc.	560	(49,862)
World Fuel Services Corp.	1,674	(81,323)
Lions Gate Entertainment Corp.	4,290	(93,737)
Thor Industries, Inc.	1,522	(97,058)
Southwest Airlines Co.	2,400	(107,520)
L Brands, Inc.	1,253	(110,026)
Foot Locker, Inc.	1,720	(110,940)
Hanesbrands, Inc.	3,949	(111,915)
Tempur Sealy International, Inc.*	1,860	(113,069)

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
LONG SHORT EQUITY FUND

	Shares	Value

Williams-Sonoma, Inc.	2,200	$(120,428)
Ross Stores, Inc.	2,088	(120,895)
Cabela’s, Inc.*	2,520	(122,699)
Madison Square Garden Co. — Class A*	751	(124,936)
Advance Auto Parts, Inc.	790	(126,669)
Scotts Miracle-Gro Co. — Class A	1,745	(126,984)
Home Depot, Inc.	953	(127,159)
United Continental Holdings, Inc.*	2,130	(127,502)
TJX Companies, Inc.	1,630	(127,711)
Signet Jewelers Ltd.	1,040	(128,991)
Tupperware Brands Corp.	2,241	(129,933)
WW Grainger, Inc.	558	(130,254)
Alaska Air Group, Inc.	1,590	(130,412)
Dollar General Corp.	1,553	(132,937)
Cinemark Holdings, Inc.	3,750	(134,363)
Harley-Davidson, Inc.	2,642	(135,614)
Total Consumer, Cyclical		(2,933,486)

Financial - (6.5)%
Franklin Resources, Inc.	133	(5,194)
Iron Mountain, Inc.	898	(30,451)
Artisan Partners Asset Management, Inc. — Class A	1,710	(52,736)
Ameriprise Financial, Inc.	845	(79,438)
E*TRADE Financial Corp.*	4,580	(112,164)
LendingClub Corp.*	13,756	(114,175)
Bank of New York Mellon Corp.	3,240	(119,329)
SLM Corp.*	19,090	(121,412)
Santander Consumer USA Holdings, Inc.*	11,580	(121,474)
Capital One Financial Corp.	1,778	(123,233)
Synchrony Financial*	4,318	(123,754)
Ally Financial, Inc.*	6,619	(123,908)
T. Rowe Price Group, Inc.	1,697	(124,662)
Jones Lang LaSalle, Inc.	1,070	(125,532)
TD Ameritrade Holding Corp.	3,982	(125,552)
People’s United Financial, Inc.	7,913	(126,054)
OneMain Holdings, Inc.*	4,605	(126,315)
Charles Schwab Corp.	4,545	(127,352)
CBRE Group, Inc. — Class A*	4,429	(127,644)
Interactive Brokers Group, Inc. — Class A	3,254	(127,947)
Simon Property Group, Inc.	617	(128,145)
BlackRock, Inc. — Class A	380	(129,417)
Navient Corp.	10,836	(129,707)
Howard Hughes Corp.*	1,225	(129,715)
Discover Financial Services	2,548	(129,744)
American Express Co.	2,117	(129,984)
Realogy Holdings Corp.*	3,605	(130,177)
Eaton Vance Corp.	3,890	(130,393)
Invesco Ltd.	4,250	(130,773)
Affiliated Managers Group, Inc.*	810	(131,543)
Total Financial		(3,437,924)

Industrial - (6.9)%
AptarGroup, Inc.	764	(59,905)
Silgan Holdings, Inc.	1,260	(66,994)
Donaldson Company, Inc.	2,404	(76,712)
Jacobs Engineering Group, Inc.*	2,199	(95,766)
KBR, Inc.	6,703	(103,762)
Owens-Illinois, Inc.*	6,950	(110,922)
Manitowoc Foodservice, Inc.*	7,546	(111,228)
Golar LNG Ltd.	6,198	(111,378)
SunPower Corp. — Class A*	4,996	(111,611)
Kansas City Southern	1,429	(122,108)
Union Pacific Corp.	1,535	(122,109)
AMERCO	347	(123,987)
National Instruments Corp.	4,126	(124,234)
Bemis Company, Inc.	2,430	(125,825)
Dover Corp.	1,956	(125,829)
CSX Corp.	4,900	(126,175)
Old Dominion Freight Line, Inc.*	1,815	(126,360)
Crane Co.	2,348	(126,463)
Landstar System, Inc.	1,966	(127,023)
Genesee & Wyoming, Inc. — Class A*	2,026	(127,031)
Pentair plc	2,346	(127,294)
Amphenol Corp. — Class A	2,202	(127,320)
Sonoco Products Co.	2,630	(127,740)
AECOM*	4,151	(127,810)
TopBuild Corp.*	4,303	(127,971)
AMETEK, Inc.	2,565	(128,199)
Ball Corp.	1,811	(129,106)
Ryder System, Inc.	2,002	(129,690)
United Parcel Service, Inc. — Class B	1,230	(129,728)
Zebra Technologies Corp. — Class A*	1,886	(130,134)
J.B. Hunt Transport Services, Inc.	1,558	(131,246)
Covanta Holding Corp.	8,050	(135,723)
Total Industrial		(3,777,383)

Energy - (7.8)%
California Resources Corp.	1,418	(1,461)
Whiting Petroleum Corp.*	2,310	(18,434)
Rice Energy, Inc.*	1,343	(18,748)
Denbury Resources, Inc.	10,229	(22,708)
Newfield Exploration Co.*	962	(31,987)
National Oilwell Varco, Inc.	1,720	(53,492)
EOG Resources, Inc.	996	(72,290)
Memorial Resource Development Corp.*	7,694	(78,325)
Devon Energy Corp.	2,885	(79,164)
RPC, Inc.	5,750	(81,535)
Anadarko Petroleum Corp.	1,834	(85,409)
Phillips 66	1,077	(93,257)
Nabors Industries Ltd.	10,286	(94,631)
QEP Resources, Inc.	7,413	(104,597)
Cobalt International Energy, Inc.*	36,222	(107,579)
Cimarex Energy Co.	1,120	(108,942)
Hess Corp.	2,166	(114,040)
Energen Corp.	3,176	(116,210)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
LONG SHORT EQUITY FUND

	Shares	Value

Noble Energy, Inc.	3,809	$(119,641)
ConocoPhillips	3,004	(120,971)
Occidental Petroleum Corp.	1,771	(121,190)
First Solar, Inc.*	1,776	(121,603)
Weatherford International plc*	15,805	(122,963)
Cabot Oil & Gas Corp. — Class A	5,452	(123,815)
FMC Technologies, Inc.*	4,536	(124,105)
Patterson-UTI Energy, Inc.	7,070	(124,574)
Spectra Energy Corp.	4,091	(125,185)
Apache Corp.	2,570	(125,442)
Diamondback Energy, Inc.*	1,627	(125,572)
Concho Resources, Inc.*	1,247	(125,997)
Dril-Quip, Inc.*	2,130	(128,993)
Kosmos Energy Ltd.*	22,710	(132,172)
Frank’s International N.V.	8,050	(132,664)
Chevron Corp.	1,405	(134,037)
Gulfport Energy Corp.*	4,825	(136,741)
ONEOK, Inc.	4,684	(139,864)
Continental Resources, Inc.*	4,751	(144,240)
Equities Corp.	2,192	(147,433)
WPX Energy, Inc.*	21,152	(147,850)
Total Energy		(4,007,861)

Consumer, Non-cyclical - (7.5)%
Perrigo Company plc	12	(1,535)
Endo International plc*	408	(11,485)
McKesson Corp.	78	(12,266)
Universal Health Services, Inc. — Class B	157	(19,581)
Medivation, Inc.*	762	(35,037)
Estee Lauder Companies, Inc. — Class A	421	(39,705)
Macquarie Infrastructure Corp.	603	(40,666)
Avis Budget Group, Inc.*	3,680	(100,685)
Express Scripts Holding Co.*	1,496	(102,760)
Vertex Pharmaceuticals, Inc.*	1,300	(103,337)
Regeneron Pharmaceuticals, Inc.*	300	(108,132)
Allergan plc*	428	(114,717)
Alnylam Pharmaceuticals, Inc.*	1,830	(114,869)
Acadia Healthcare Company, Inc.*	2,101	(115,786)
Akorn, Inc.*	4,925	(115,885)
Rollins, Inc.	4,311	(116,914)
BioMarin Pharmaceutical, Inc.*	1,420	(117,122)
MEDNAX, Inc.*	1,817	(117,415)
Alexion Pharmaceuticals, Inc.*	850	(118,337)
UnitedHealth Group, Inc.	930	(119,877)
Celgene Corp.*	1,203	(120,408)
ServiceMaster Global Holdings, Inc.*	3,200	(120,576)
Live Nation Entertainment, Inc.*	5,460	(121,813)
Biogen, Inc.*	468	(121,830)
Alkermes plc*	3,580	(122,400)
Service Corporation International	4,983	(122,980)
Incyte Corp.*	1,710	(123,924)
Hertz Global Holdings, Inc.*	11,797	(124,222)
Johnson & Johnson	1,160	(125,512)
AbbVie, Inc.	2,200	(125,664)
Amgen, Inc.	845	(126,691)
CoStar Group, Inc.*	674	(126,827)
Mylan N.V.*	2,758	(127,833)
DaVita HealthCare Partners, Inc.*	1,748	(128,268)
SEI Investments Co.	3,026	(130,269)
Jazz Pharmaceuticals plc*	998	(130,289)
VCA, Inc.*	2,305	(132,975)
Seattle Genetics, Inc.*	3,797	(133,237)
Zoetis, Inc.	3,027	(134,186)
Total Consumer, Non-cyclical		(4,026,015)
Total Common Stock Sold Short
(Proceeds $24,251,457)		(23,213,008)
Total Securities Sold Short- (44.2)%
(Proceeds $24,251,457)		$(23,213,008)
Other Assets & Liabilities, net - 48.2%		24,854,247
Total Net Assets - 100.0%		$51,564,896

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $307,575)	3	$5,937

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at March 31, 2016.
[2]	Affiliated issuer — See Note 10.
[3]	Repurchase Agreements — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
LONG SHORT EQUITY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Common Stocks	$40,814,811	$—	$—	$—	$40,814,811
Equity Futures Contracts	—	5,937	—	—	5,937
Mutual Funds	2,068,940	—	—	—	2,068,940
Repurchase Agreements	—	—	7,039,906	—	7,039,906
Total	$42,883,751	$5,937	$7,039,906	$—	$49,929,594

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Common Stocks	$23,213,008	$—	$—	$—	$23,213,008

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $39,945,827)	$40,814,811
Investments in affiliated issuers, at value (cost $2,079,755)	2,068,940
Repurchase agreements, at value (cost $7,039,906)	7,039,906
Total investments (cost $49,065,488)	49,923,657
Segregated cash with broker	24,998,905
Cash	3,702
Receivables:
Dividends	68,575
Fund shares sold	10,071
Interest	44
Total assets	75,004,954

Liabilities:
Securities sold short, at value (proceeds $24,251,457)	23,213,008
Payable for:
Fund shares redeemed	108,242
Management fees	38,685
Distribution and service fees	21,305
Transfer agent and administrative fees	10,746
Portfolio accounting fees	4,298
Securities purchased	2,799
Variation margin	705
Miscellaneous	40,270
Total liabilities	23,440,058
Commitments and contingent liabilities (Note 12)	—
Net assets	$51,564,896

Net assets consist of:
Paid in capital	$117,837,315
Undistributed net investment income	—
Accumulated net realized loss on investments	(68,174,974)
Net unrealized appreciation on investments	1,902,555
Net assets	$51,564,896

A-Class:
Net assets	$10,802,558
Capital shares outstanding	708,007
Net asset value per share	$15.26
Maximum offering price per share (Net asset value divided by 95.25%)	$16.02

C-Class:
Net assets	$16,760,297
Capital shares outstanding	1,221,621
Net asset value per share	$13.72

P-Class:
Net assets	$23,476,606
Capital shares outstanding	1,533,720
Net asset value per share	$15.31

Institutional Class:
Net assets	$525,435
Capital shares outstanding	33,895
Net asset value per share	$15.50

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2,109)	$889,627
Dividends from securities of affiliated issuers	30,548
Income from securities lending, net	14,215
Interest	3,269
Total investment income	937,659

Expenses:
Management fees	463,036
Transfer agent and administrative fees	128,621
Distribution and service fees:
A-Class	27,093
C-Class	183,304
P-Class	54,731
Portfolio accounting fees	51,448
Short sales dividend expense	354,409
Prime broker interest expense	80,174
Custodian fees	7,610
Trustees’ fees*	3,473
Line of credit fees	7
Miscellaneous	67,665
Total expenses	1,421,571
Net investment loss	(483,912)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,859,998)
Investments in affiliated issuers	(4,074)
Futures contracts	(14,419)
Securities sold short	920,659
Net realized loss	(1,957,832)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,185,760)
Investments in affiliated issuers	(10,815)
Securities sold short	546,389
Futures contracts	5,937
Net change in unrealized appreciation (depreciation)	(644,249)
Net realized and unrealized loss	(2,602,081)
Net decrease in net assets resulting from operations	$(3,085,993)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(483,912)	$(353,812)
Net realized gain (loss) on investments	(1,957,832)	3,614,279
Net change in unrealized appreciation (depreciation) on investments	(644,249)	(437,260)
Net increase (decrease) in net assets resulting from operations	(3,085,993)	2,823,207

Capital share transactions:
Proceeds from sale of shares
A-Class	11,165,376	2,265,846
C-Class	909,384	789,638
P-Class*	16,740,494	3,875,899
Institutional Class	305,681	380,674
Cost of shares redeemed
A-Class	(5,781,828)	(4,148,005)
C-Class	(2,910,089)	(4,392,338)
P-Class*	(12,054,766)	(14,347,395)
Institutional Class	(60,140)	(116,016)
Net increase (decrease) from capital share transactions	8,314,112	(15,691,697)
Net increase (decrease) in net assets	5,228,119	(12,868,490)

Net assets:
Beginning of year	46,336,777	59,205,267
End of year	$51,564,896	$46,336,777
Undistributed net investment income/(Accumulated net investment loss) at end of year	$—	$(164,159)

Capital share activity:
Shares sold
A-Class	702,460	147,669
C-Class	63,821	58,483
P-Class*	1,069,799	251,585
Institutional Class	19,194	25,112
Shares redeemed
A-Class	(369,701)	(273,585)
C-Class	(205,085)	(320,706)
P-Class*	(771,059)	(953,740)
Institutional Class	(3,751)	(7,468)
Net increase (decrease) in shares	505,678	(1,072,650)

*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015 — See Note 13.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$16.16	$15.07	$13.48	$13.28	$14.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.06)	(.13)	(.05)	.03
Net gain (loss) on investments (realized and unrealized)	(.80)	1.15	1.72	.30	(1.03)
Total from investment operations	(.90)	1.09	1.59	.25	(1.00)
Less distributions from:
Net investment income	—	—	—	(.05)	—
Total distributions	—	—	—	(.05)	—
Net asset value, end of period	$15.26	$16.16	$15.07	$13.48	$13.28

Total Return[b]	(5.57%)	7.23%	11.80%	1.89%	(7.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,803	$6,063	$7,552	$13,106	$16,510
Ratios to average net assets:
Net investment income (loss)	(0.66%)	(0.42%)	(0.91%)	(0.35%)	0.21%
Total expenses[c,f]	2.53%	2.17%	2.34%	1.92%	1.66%
Portfolio turnover rate	224%	331%	256%	183%	190%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$14.64	$13.76	$12.40	$12.31	$13.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.16)	(.24)	(.14)	(.07)
Net gain (loss) on investments (realized and unrealized)	(.71)	1.04	1.60	.28	(.95)
Total from investment operations	(.92)	.88	1.36	.14	(1.02)
Less distributions from:
Net investment income	—	—	—	(.05)	—
Total distributions	—	—	—	(.05)	—
Net asset value, end of period	$13.72	$14.64	$13.76	$12.40	$12.31

Total Return[b]	(6.28%)	6.40%	10.97%	1.14%	(7.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,760	$19,952	$22,354	$23,554	$32,503
Ratios to average net assets:
Net investment income (loss)	(1.45%)	(1.16%)	(1.79%)	(1.12%)	(0.54%)
Total expenses[c,f]	3.24%	2.92%	3.11%	2.69%	2.41%
Portfolio turnover rate	224%	331%	256%	183%	190%

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$16.21	$15.12	$13.53	$13.33	$14.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.07)	(.16)	(.04)	.03
Net gain (loss) on investments (realized and unrealized)	(.79)	1.16	1.75	.29	(1.02)
Total from investment operations	(.90)	1.09	1.59	.25	(.99)
Less distributions from:
Net investment income	—	—	—	(.05)	—
Total distributions	—	—	—	(.05)	—
Net asset value, end of period	$15.31	$16.21	$15.12	$13.53	$13.33

Total Return[b]	(5.55%)	7.21%	11.75%	1.88%	(6.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,477	$20,020	$29,287	$26,257	$54,589
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.43%)	(1.07%)	(0.29%)	0.20%
Total expenses[c,f]	2.50%	2.17%	2.36%	1.88%	1.66%
Portfolio turnover rate	224%	331%	256%	183%	190%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Period Ended March 31, 2012[d]
Per Share Data
Net asset value, beginning of period	$16.38	$15.24	$13.60	$13.33	$12.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(—)[e]	(.12)	(.02)	.06
Net gain (loss) on investments (realized and unrealized)	(.83)	1.14	1.76	.31	.88
Total from investment operations	(.88)	1.14	1.64	.29	.94
Less distributions from:
Net investment income	—	—	—	(.02)	—
Total distributions	—	—	—	(.02)	—
Net asset value, end of period	$15.50	$16.38	$15.24	$13.60	$13.33

Total Return[b]	(5.37%)	7.48%	12.06%	2.15%	7.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$525	$302	$12	$11	$11
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.01%)	(0.82%)	(0.17%)	1.29%
Total expenses[c,f]	2.27%	1.95%	2.11%	1.72%	1.36%
Portfolio turnover rate	224%	331%	256%	183%	190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operations of the class.

[e]	Net investment loss is less than $0.01 per share.
[f]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented would be:

	03/31/16	03/31/15	03/31/14	03/28/13	03/31/12
A-Class	1.66%	1.66%	1.68%	1.65%	1.66%
C-Class	2.41%	2.41%	2.42%	2.40%	2.41%
P-Class	1.66%	1.66%	1.67%	1.65%	1.66%
Institutional Class	1.41%	1.40%	1.42%	1.41%	N/A

*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015 — See Note 13.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

OBJECTIVE: Seeks to achieve capital growth.

The Event Driven and Distressed Strategies Fund P-Class returned -2.52% for the one-year period ended March 31, 2016. By comparison, the S&P 500 Index returned 1.78% and the Credit Suisse Event Driven Liquid Index returned -7.31%.

The Fund gains exposure to event driven and distressed situations through various exposures, such as merger arbitrage, high yield, equities, and volatility. During the period, the Fund used derivatives, such as swaps and futures, as the primary instrument to gain exposure to these factors. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

The main positive driver of performance was from merger arbitrage. High yield exposures contributed negatively to performance along with equity exposures, through small cap equities and stocks of high yield companies, during the period. Throughout the year, the largest exposures were to high yield, followed by merger arbitrage. There was no exposure to market volatility during the period.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended March 31, 2016, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	June 30, 2010
C-Class	June 30, 2010
P-Class**	June 30, 2010
Institutional Class	June 30, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	26.3%
Guggenheim Strategy Fund I	26.2%
iShares iBoxx $ High Yield Corporate Bond ETF	23.9%
General Motors Co.	0.2%
Netflix, Inc.	0.2%
Petroleo Brasileiro S.A. ADR	0.2%
Royal Bank of Scotland Group plc ADR	0.2%
Nokia Oyj ADR	0.2%
Yum! Brands, Inc.	0.2%
Exelon Corp.	0.2%
Top Ten Total	77.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	Since Inception (06/30/10)
A-Class Shares	-2.52%	2.23%	4.64%
A-Class Shares with sales charge†	-7.16%	1.24%	3.76%
C-Class Shares	-3.25%	1.47%	3.84%
C-Class Shares with CDSC‡	-4.20%	1.47%	3.84%
Institutional Class Shares	-2.23%	2.50%	4.91%
P-Class Shares	-2.52%	2.23%	4.64%
Credit Suisse Event Driven Liquid Index	-7.31%	2.29%	4.77%
S&P 500 Index	1.78%	11.58%	15.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Event Driven Liquid Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures.

**	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

24 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 10.1%

Consumer, Cyclical - 2.3%
General Motors Co.	515	$16,186
Yum! Brands, Inc.	135	11,050
L Brands, Inc.	96	8,430
American Airlines Group, Inc.	203	8,325
Hilton Worldwide Holdings, Inc.	331	7,454
United Continental Holdings, Inc.*	121	7,243
Dollar Tree, Inc.*	78	6,432
Royal Caribbean Cruises Ltd.	72	5,915
Norwegian Cruise Line Holdings Ltd.*	77	4,257
Liberty Interactive Corporation QVC Group — Class A*	164	4,141
MGM Resorts International*	190	4,074
DR Horton, Inc.	123	3,719
Best Buy Company, Inc.	113	3,666
Hanesbrands, Inc.	129	3,656
Fiat Chrysler Automobiles N.V.	438	3,530
Lennar Corp. — Class A	70	3,385
LKQ Corp.*	103	3,290
Wynn Resorts Ltd.	35	3,270
Foot Locker, Inc.	46	2,967
Goodyear Tire & Rubber Co.	88	2,903
Darden Restaurants, Inc.	43	2,851
Rite Aid Corp.*	348	2,836
Lear Corp.	25	2,778
PVH Corp.	27	2,675
PulteGroup, Inc.	116	2,170
HD Supply Holdings, Inc.*	63	2,083
Michaels Companies, Inc.*	70	1,958
Carter’s, Inc.	17	1,791
Six Flags Entertainment Corp.	31	1,720
Toll Brothers, Inc.*	57	1,682
Sally Beauty Holdings, Inc.*	48	1,554
Scotts Miracle-Gro Co. — Class A	21	1,528
Brunswick Corp.	31	1,487
Cinemark Holdings, Inc.	39	1,398
CalAtlantic Group, Inc.	41	1,370
Office Depot, Inc.*	187	1,328
Tempur Sealy International, Inc.*	21	1,277
International Game Technology plc	67	1,223
Gaming and Leisure Properties, Inc.	39	1,206
J.C. Penney Company, Inc.*	104	1,150
GameStop Corp. — Class A	36	1,142
Penske Automotive Group, Inc.	30	1,136
Lions Gate Entertainment Corp.	52	1,136
Cedar Fair, LP	19	1,130
Regal Entertainment Group — Class A	53	1,120
Extended Stay America, Inc.	67	1,092
Allegiant Travel Co. — Class A	6	1,068
Vista Outdoor, Inc.*	20	1,038
Choice Hotels International, Inc.	19	1,027
Tenneco, Inc.*	19	979
Wendy’s Co.	88	958
CST Brands, Inc.	25	957
AMC Entertainment Holdings, Inc. — Class A	33	924
Churchill Downs, Inc.	6	888
Beacon Roofing Supply, Inc.*	20	820
Boyd Gaming Corp.*	38	785
WESCO International, Inc.*	14	765
DreamWorks Animation SKG, Inc. — Class A*	29	724
Dana Holding Corp.	50	705
Pinnacle Entertainment, Inc.*	20	702
Cooper Tire & Rubber Co.	18	666
TRI Pointe Group, Inc.*	54	636
Wolverine World Wide, Inc.	33	608
Party City Holdco, Inc.*	39	587
Sears Holdings Corp.*	38	582
Taylor Morrison Home Corp. — Class A*	41	579
Ferrellgas Partners, LP	31	539
Mobile Mini, Inc.	15	495
Asbury Automotive Group, Inc.*	8	479
Meritage Homes Corp.*	13	474
Group 1 Automotive, Inc.	8	470
Penn National Gaming, Inc.*	28	467
First Cash Financial Services, Inc.	10	461
Caleres, Inc.	15	424
MDC Holdings, Inc.	16	401
KB Home	28	400
Metaldyne Performance Group, Inc.	23	387
American Axle & Manufacturing Holdings, Inc.*	25	385
Navistar International Corp.*	28	351
National CineMedia, Inc.	21	319
Sonic Automotive, Inc. — Class A	16	296
Interval Leisure Group, Inc.	19	274
Scientific Games Corp. — Class A*	29	273
Meritor, Inc.*	31	250
Carmike Cinemas, Inc.*	8	240
H&E Equipment Services, Inc.	12	210
Isle of Capri Casinos, Inc.*	14	196
Outerwall, Inc.	5	185
Carrols Restaurant Group, Inc.*	12	173
Eldorado Resorts, Inc.*	15	172
WCI Communities, Inc.*	9	167
William Lyon Homes — Class A*	11	159
M/I Homes, Inc.*	8	149
Conn’s, Inc.*	11	137
Ruby Tuesday, Inc.*	21	113
Beazer Homes USA, Inc.*	12	105
Titan International, Inc.	19	102
Perry Ellis International, Inc.*	5	92
Hovnanian Enterprises, Inc. — Class A*	51	80
Total Consumer, Cyclical		182,137

Consumer, Non-cyclical - 1.9%
HCA Holdings, Inc.*	135	10,537
Constellation Brands, Inc. — Class A	65	9,821

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Fresenius Medical Care AG & Company KGaA ADR	205	$9,036
ConAgra Foods, Inc.	143	6,380
Nielsen Holdings plc	120	6,319
Valeant Pharmaceuticals International, Inc.*	233	6,129
DaVita HealthCare Partners, Inc.*	70	5,137
Grifols S.A. ADR	299	4,626
Jarden Corp.*	73	4,303
Universal Health Services, Inc. — Class B	33	4,116
Centene Corp.*	57	3,521
Hologic, Inc.*	97	3,347
Endo International plc*	95	2,674
Quintiles Transnational Holdings, Inc.*	41	2,669
Sabre Corp.	92	2,661
Mallinckrodt plc*	43	2,635
WhiteWave Foods Co. — Class A*	59	2,398
ADT Corp.	55	2,269
Teleflex, Inc.	14	2,197
Spectrum Brands Holdings, Inc.	20	2,186
Pilgrim’s Pride Corp.*	86	2,184
MEDNAX, Inc.*	32	2,068
United Rentals, Inc.*	30	1,866
Pinnacle Foods, Inc.	39	1,743
ServiceMaster Global Holdings, Inc.*	44	1,658
Acadia Healthcare Company, Inc.*	30	1,653
TreeHouse Foods, Inc.*	19	1,648
Edgewell Personal Care Co.	20	1,611
Service Corporation International	65	1,605
Post Holdings, Inc.*	23	1,582
Alere, Inc.*	31	1,569
Hertz Global Holdings, Inc.*	147	1,548
Live Nation Entertainment, Inc.*	68	1,517
Amsurg Corp. — Class A*	19	1,417
WellCare Health Plans, Inc.*	15	1,391
Molina Healthcare, Inc.*	19	1,225
HealthSouth Corp.	31	1,167
RR Donnelley & Sons Co.	70	1,147
Hill-Rom Holdings, Inc.	22	1,107
WEX, Inc.*	13	1,084
Team Health Holdings, Inc.*	25	1,045
LifePoint Health, Inc.*	15	1,039
Tenet Healthcare Corp.*	35	1,013
Horizon Pharma plc*	61	1,011
Deluxe Corp.	16	1,000
Cimpress N.V.*	11	998
Prestige Brands Holdings, Inc.*	18	961
Graham Holdings Co. — Class B	2	960
Vector Group Ltd.	41	936
Avis Budget Group, Inc.*	33	903
Owens & Minor, Inc.	21	849
Avon Products, Inc.	158	760
Community Health Systems, Inc.*	40	740
Darling Ingredients, Inc.*	56	737
B&G Foods, Inc.	21	731
CEB, Inc.	11	712
Revlon, Inc. — Class A*	18	655
Surgical Care Affiliates, Inc.*	14	648
Cott Corp.	41	569
Sotheby’s	21	561
Cardtronics, Inc.*	15	540
Dean Foods Co.	31	537
Select Medical Holdings Corp.*	45	531
SUPERVALU, Inc.*	89	512
FTI Consulting, Inc.*	13	462
ExamWorks Group, Inc.*	14	414
Greatbatch, Inc.*	11	392
Kindred Healthcare, Inc.	29	358
ACCO Brands Corp.*	35	314
AMAG Pharmaceuticals, Inc.*	13	304
Rent-A-Center, Inc.	17	269
StoneMor Partners, LP	11	268
Ingles Markets, Inc. — Class A	7	263
Central Garden & Pet Co.*	16	261
Quad/Graphics, Inc.	17	220
Elizabeth Arden, Inc.*	10	82
Everi Holdings, Inc.*	22	50
BioScrip, Inc.*	23	49
Snyder’s-Lance, Inc.	1	28
Nuvectra Corp.*	1	4
Total Consumer, Non-cyclical		146,437

Communications - 1.4%
Netflix, Inc.*	143	14,619
Nokia Oyj ADR	1,931	11,415
T-Mobile US, Inc.*	274	10,495
Charter Communications, Inc. — Class A*	37	7,489
DISH Network Corp. — Class A*	156	7,217
Sirius XM Holdings, Inc.*	1,701	6,719
Level 3 Communications, Inc.*	121	6,395
CenturyLink, Inc.	184	5,881
Expedia, Inc.	50	5,391
Sprint Corp.*	1,382	4,809
VeriSign, Inc.*	36	3,187
Cablevision Systems Corp. — Class A	92	3,036
CDW Corp.	55	2,283
Frontier Communications Corp.	401	2,242
Zayo Group Holdings, Inc.*	81	1,963
CommScope Holding Company, Inc.*	64	1,787
AMC Networks, Inc. — Class A*	25	1,624
EchoStar Corp. — Class A*	32	1,417
IAC/InterActiveCorp	28	1,318
United States Cellular Corp.*	28	1,279
ViaSat, Inc.*	17	1,249
Tribune Media Co. — Class A	32	1,227
Sinclair Broadcast Group, Inc. — Class A	32	984
Starz — Class A*	33	869
Media General, Inc.*	44	718

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

West Corp.	28	$639
Gannett Company, Inc.	41	621
Cogent Communications Holdings, Inc.	15	585
Anixter International, Inc.*	11	573
Plantronics, Inc.	12	470
NeuStar, Inc. — Class A*	18	443
Nexstar Broadcasting Group, Inc. — Class A	10	443
Consolidated Communications Holdings, Inc.	17	438
MDC Partners, Inc. — Class A	17	401
DigitalGlobe, Inc.*	21	363
Bankrate, Inc.*	34	312
Gray Television, Inc.*	25	293
Cincinnati Bell, Inc.*	71	275
Windstream Holdings, Inc.	33	253
General Communication, Inc. — Class A*	13	238
EarthLink Holdings Corp.	36	204
Entercom Communications Corp. — Class A*	14	148
Total Communications		112,312

Financial - 1.1%
Royal Bank of Scotland Group plc ADR*	1,924	12,274
Crown Castle International Corp.	110	9,514
Equinix, Inc.	23	7,605
Discover Financial Services	137	6,975
Ally Financial, Inc.*	164	3,070
Icahn Enterprises, LP	44	2,774
AerCap Holdings N.V.*	68	2,636
Unum Group	80	2,474
Iron Mountain, Inc.	71	2,408
CIT Group, Inc.	68	2,110
Lamar Advertising Co. — Class A	32	1,968
Realogy Holdings Corp.*	50	1,806
Navient Corp.	116	1,389
Howard Hughes Corp.*	13	1,377
Credit Acceptance Corp.*	7	1,271
Hanover Insurance Group, Inc.	14	1,263
Corrections Corporation of America	39	1,250
Synovus Financial Corp.	43	1,244
BankUnited, Inc.	35	1,205
American Capital Ltd.*	78	1,189
Communications Sales & Leasing, Inc.	51	1,135
First Niagara Financial Group, Inc.	117	1,133
CyrusOne, Inc.	24	1,096
CNO Financial Group, Inc.	60	1,075
Medical Properties Trust, Inc.	82	1,064
CoreLogic, Inc.*	30	1,041
First Horizon National Corp.	78	1,022
Popular, Inc.	35	1,001
Outfront Media, Inc.	46	971
DuPont Fabros Technology, Inc.	22	892
Ryman Hospitality Properties, Inc.	17	875
GEO Group, Inc.	25	867
Kennedy-Wilson Holdings, Inc.	39	854
BGC Partners, Inc. — Class A	92	833
Radian Group, Inc.	67	831
QTS Realty Trust, Inc. — Class A	14	663
Aircastle Ltd.	27	600
Genworth Financial, Inc. — Class A*	177	483
Ladder Capital Corp. — Class A	36	448
Sabra Health Care REIT, Inc.	22	442
Potlatch Corp.	14	441
FelCor Lodging Trust, Inc.	48	390
Nationstar Mortgage Holdings, Inc.*	38	376
KCG Holdings, Inc. — Class A*	30	359
iStar, Inc.*	26	251
PHH Corp.*	18	226
Forestar Group, Inc.*	14	183
Fly Leasing Ltd. ADR	11	140
Ocwen Financial Corp.*	45	111
Walter Investment Management Corp.*	12	92
Enova International, Inc.*	11	69
Total Financial		85,766

Energy - 1.0%
Petroleo Brasileiro S.A. ADR*	2,131	12,445
Concho Resources, Inc.*	43	4,344
Williams Companies, Inc.	254	4,083
Tesoro Corp.	40	3,440
Cheniere Energy Partners, LP	114	3,288
Energy Transfer Equity, LP	353	2,517
Weatherford International plc*	297	2,312
Antero Resources Corp.*	91	2,263
Newfield Exploration Co.*	65	2,161
ONEOK, Inc.	71	2,120
Equities Midstream Partners, LP	26	1,935
Diamondback Energy, Inc.*	23	1,775
Range Resources Corp.	54	1,749
Tesoro Logistics, LP	31	1,415
Boardwalk Pipeline Partners, LP	84	1,238
Genesis Energy, LP	37	1,176
Energen Corp.	32	1,171
Gulfport Energy Corp.*	40	1,134
Transocean Ltd.	124	1,133
Sunoco, LP	34	1,125
PBF Energy, Inc. — Class A	33	1,096
NuStar Energy, LP	27	1,091
DCP Midstream Partners, LP	38	1,035
QEP Resources, Inc.	72	1,016
RSP Permian, Inc.*	34	987
Chesapeake Energy Corp.	231	952
PDC Energy, Inc.*	15	892
CONSOL Energy, Inc.	78	880
Western Refining, Inc.	30	873
Murphy USA, Inc.*	14	860
CVR Energy, Inc.	29	757
Northern Tier Energy, LP	31	731
Memorial Resource Development Corp.*	69	702
Holly Energy Partners, LP	20	677

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

WPX Energy, Inc.*	92	$643
Carrizo Oil & Gas, Inc.*	20	618
Suburban Propane Partners, LP	20	598
Matador Resources Co.*	31	587
Rice Energy, Inc.*	42	586
Whiting Petroleum Corp.*	72	575
Laredo Petroleum, Inc.*	70	555
Oasis Petroleum, Inc.*	61	444
Precision Drilling Corp.	104	437
Forum Energy Technologies, Inc.*	32	422
SM Energy Co.	22	412
TerraForm Power, Inc. — Class A	46	398
Western Refining Logistics, LP	16	374
Summit Midstream Partners, LP	22	374
SemGroup Corp. — Class A	16	358
McDermott International, Inc.*	83	339
SEACOR Holdings, Inc.*	6	327
Calumet Specialty Products Partners, LP	25	294
NGL Energy Partners, LP	39	293
Baytex Energy Corp.	72	286
Crestwood Equity Partners, LP	24	280
Denbury Resources, Inc.	125	278
Bristow Group, Inc.	12	227
Archrock Partners, LP	20	222
Atwood Oceanics, Inc.	22	202
Unit Corp.*	17	150
TerraForm Global, Inc. — Class A	61	145
Rose Rock Midstream, LP	12	142
SunCoke Energy Partners, LP	17	126
Sanchez Energy Corp.*	22	121
Bill Barrett Corp.*	17	106
Parker Drilling Co.*	42	89
Northern Oil and Gas, Inc.*	21	84
Era Group, Inc.*	7	66
Memorial Production Partners, LP	30	64
CSI Compressco, LP	11	63
W&T Offshore, Inc.*	28	61
Pioneer Energy Services Corp.*	22	48
Ocean Rig UDW, Inc.	57	47
Westmoreland Coal Co.*	6	43
Basic Energy Services, Inc.*	15	41
Cloud Peak Energy, Inc.*	21	41
Clayton Williams Energy, Inc.*	4	36
EV Energy Partners, LP	17	33
Bonanza Creek Energy, Inc.*	19	30
Approach Resources, Inc.*	16	19
Stone Energy Corp.*	23	18
Total Energy		77,075

Industrial - 1.0%
Vulcan Materials Co.	44	4,645
SBA Communications Corp. — Class A*	41	4,108
TransDigm Group, Inc.*	18	3,966
Martin Marietta Materials, Inc.	22	3,509
Masco Corp.	110	3,460
Ball Corp.	47	3,352
Sealed Air Corp.	65	3,120
Crown Holdings, Inc.*	47	2,331
Sensata Technologies Holding N.V.*	57	2,214
Flextronics International Ltd.*	182	2,195
Huntington Ingalls Industries, Inc.	15	2,054
Spirit AeroSystems Holdings, Inc. — Class A*	45	2,041
Allegion plc	32	2,039
Owens Corning	39	1,843
Orbital ATK, Inc.	20	1,739
AECOM*	51	1,570
Berry Plastics Group, Inc.*	39	1,410
Graphic Packaging Holding Co.	109	1,401
Zebra Technologies Corp. — Class A*	18	1,242
USG Corp.*	50	1,241
Jabil Circuit, Inc.	64	1,233
XPO Logistics, Inc.*	37	1,136
Silgan Holdings, Inc.	20	1,063
Oshkosh Corp.	24	981
Trinity Industries, Inc.	52	952
Clean Harbors, Inc.*	19	937
Belden, Inc.	15	920
Owens-Illinois, Inc.*	56	894
Energizer Holdings, Inc.	21	851
Terex Corp.	34	846
Louisiana-Pacific Corp.*	49	839
EnerSys	15	836
Covanta Holding Corp.	43	725
Summit Materials, Inc. — Class A*	35	681
Masonite International Corp.*	10	655
Hillenbrand, Inc.	21	629
Greif, Inc. — Class A	19	622
Sanmina Corp.*	26	608
Trinseo S.A.*	16	589
Moog, Inc. — Class A*	12	548
MasTec, Inc.*	27	546
Triumph Group, Inc.	17	535
Headwaters, Inc.*	25	496
Actuant Corp. — Class A	20	494
Builders FirstSource, Inc.*	39	440
EnPro Industries, Inc.	7	404
Aerojet Rocketdyne Holdings, Inc.*	22	360
NCI Building Systems, Inc.*	25	355
Briggs & Stratton Corp.	14	335
Ply Gem Holdings, Inc.*	23	323
Multi-Color Corp.	6	320
Nortek, Inc.*	6	290
Gibraltar Industries, Inc.*	10	286
Boise Cascade Co.*	13	269
Tutor Perini Corp.*	17	264
Griffon Corp.	16	247
Martin Midstream Partners, LP	12	240

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

General Cable Corp.	18	$220
Teekay Corp.	25	217
SPX Corp.	14	210
Manitowoc Company, Inc.	45	195
Park-Ohio Holdings Corp.	4	171
Harsco Corp.	28	153
AEP Industries, Inc.	2	132
Hornbeck Offshore Services, Inc.*	13	129
NN, Inc.	9	123
LSB Industries, Inc.*	8	102
Kratos Defense & Security Solutions, Inc.*	20	99
Navios Maritime Holdings, Inc.	37	42
Total Industrial		74,022

Technology - 0.6%
NXP Semiconductor N.V.*	115	9,323
Activision Blizzard, Inc.	244	8,257
Micron Technology, Inc.*	354	3,707
IHS, Inc. — Class A*	23	2,855
MSCI, Inc. — Class A	33	2,445
Qorvo, Inc.*	45	2,268
Open Text Corp.	41	2,124
SS&C Technologies Holdings, Inc.	33	2,092
Nuance Communications, Inc.*	101	1,888
Brocade Communications Systems, Inc.	134	1,418
Microsemi Corp.*	37	1,417
NCR Corp.*	44	1,317
Leidos Holdings, Inc.	24	1,208
j2 Global, Inc.	17	1,047
Rackspace Hosting, Inc.*	45	972
ACI Worldwide, Inc.*	39	811
Entegris, Inc.*	47	640
Amkor Technology, Inc.*	81	477
Unisys Corp.*	17	131
Magnachip Semiconductor Corp.*	12	65
Total Technology		44,462

Basic Materials - 0.5%
ArcelorMittal	1,058	4,845
Alcoa, Inc.	461	4,416
Celanese Corp. — Class A	49	3,210
Ashland, Inc.	21	2,309
Steel Dynamics, Inc.	82	1,846
WR Grace & Co.*	24	1,708
Teck Resources Ltd. — Class B	206	1,568
Kinross Gold Corp.*	400	1,359
Huntsman Corp.	82	1,091
Olin Corp.	57	990
Methanex Corp.	30	964
PolyOne Corp.	29	877
Univar, Inc.*	48	825
United States Steel Corp.	50	803
Compass Minerals International, Inc.	11	779
Eldorado Gold Corp.	235	743
Platform Specialty Products Corp.*	82	705
Commercial Metals Co.	38	645
New Gold, Inc.*	168	627
Allegheny Technologies, Inc.	37	603
Chemtura Corp.*	22	581
Kaiser Aluminum Corp.	6	507
Axiall Corp.	23	502
Chemours Co.	61	427
Neenah Paper, Inc.	6	382
Hecla Mining Co.	130	361
PH Glatfelter Co.	15	311
Clearwater Paper Corp.*	6	291
Constellium N.V. — Class A*	56	291
IAMGOLD Corp.*	131	290
Coeur Mining, Inc.*	51	287
A. Schulman, Inc.	10	272
Tronox Ltd. — Class A	41	262
AK Steel Holding Corp.*	63	260
Century Aluminum Co.*	30	212
Mercer International, Inc.	22	208
Kraton Performance Polymers, Inc.*	10	173
Resolute Forest Products, Inc.*	30	165
Koppers Holdings, Inc.*	7	157
Total Basic Materials		36,852

Utilities - 0.3%
Exelon Corp.	307	11,008
FirstEnergy Corp.	141	5,072
AES Corp.	219	2,584
Calpine Corp.*	120	1,821
NRG Energy, Inc.	107	1,392
AmeriGas Partners, LP	31	1,348
NRG Yield, Inc. — Class C	61	869
NRG Yield, Inc. — Class A	64	868
Dynegy, Inc.*	39	560
Talen Energy Corp.*	42	378
Global Partners, LP	11	149
Total Utilities		26,049

Diversified - 0.0%
Leucadia National Corp.	127	2,054
HRG Group, Inc.*	66	919
Total Diversified		2,973

Total Common Stocks
(Cost $745,714)		788,085

EXCHANGE-TRADED FUNDS - 23.9%
iShares iBoxx $ High Yield Corporate Bond ETF	22,700	1,854,362
Total Exchange-Traded Funds
(Cost $1,984,813)		1,854,362

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2016
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

MUTUAL FUNDS† - 52.4%
Guggenheim Strategy Fund II1	82,614	$2,039,748
Guggenheim Strategy Fund I1	81,888	2,031,647
Total Mutual Funds
(Cost $4,101,312)		4,071,395

	Face Amount

REPURCHASE AGREEMENTS††,2 - 9.2%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[3]	$523,685	523,685
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	186,703	186,703
Total Repurchase Agreements
(Cost $710,388)		710,388

Total Investments - 95.6%
(Cost $7,542,227)		$7,424,230
Other Assets & Liabilities, net - 4.4%		337,688
Total Net Assets - 100.0%		$7,761,918

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $776,230)	7	$29,249

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2016 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $3,393,469)	28	$10,418

Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse International, LLC April 2016 Credit Suisse Merger Arbitrage Liquid Index Swap 0.62%[4], Terminating 04/20/16 (Notional Value $3,489,968)	3,064	$67,900

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION SOLD††
Index	Counterparty	Exchange	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.NA.HY.26 Index	Goldman Sachs International	ICE	5.00%	06/20/21	$4,000,000	$(4,110,000)	$44,138	$65,862

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[4]	Total Return based on Credit Suisse Merger Arbitrage Liquid Index +/- financing at a variable rate. Rate indicated is rate effective March 31, 2016.
ADR — American Depositary Receipt
ICE — Intercontinental Exchange
plc — Public Limited Company
REIT — Real Estate Investment Trust
CDX.NA.HY.26 Index — Credit Default Swap High Yield Series 26 Index

See Sector Classification in Other Information section.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Exchange-Traded Funds	$1,854,362	$—	$—	$—	$—	$1,854,362
Common Stocks	788,085	—	—	—	—	788,085
Credit Default Swaps	—	—	—	65,862	—	65,862
Equity Futures Contracts	—	29,249	—	—	—	29,249
Equity Index Swap Agreements	—	—	—	67,900	—	67,900
Interest Rate Futures Contracts	—	10,418	—	—	—	10,418
Mutual Funds	4,071,395	—	—	—	—	4,071,395
Repurchase Agreements	—	—	710,388	—	—	710,388
Total	$6,713,842	$39,667	$710,388	$133,762	$—	$7,597,659

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $2,730,527)	$2,642,447
Investments in affiliated issuers, at value (cost $4,101,312)	4,071,395
Repurchase agreements, at value (cost $710,388)	710,388
Total investments (cost $7,542,227)	7,424,230
Segregated cash with broker	174,026
Unrealized appreciation on swap agreements	133,762
Unamortized upfront premiums paid on credit default swaps	44,138
Cash	4
Receivables:
Swap settlement	14,489
Variation margin	8,330
Dividends	6,680
Protection fees on credit default swaps	6,115
Investment adviser	818
Foreign taxes reclaim	53
Total assets	7,812,645

Liabilities:
Payable for:
Fund shares redeemed	19,065
Licensing fees	14,242
Securities purchased	6,276
Management fees	5,795
Transfer agent and administrative fees	1,610
Distribution and service fees	1,275
Portfolio accounting fees	644
Miscellaneous	1,820
Total liabilities	50,727
Commitments and contingent liabilities (Note 12)	—
Net assets	$7,761,918

Net assets consist of:
Paid in capital	$8,469,469
Undistributed net investment income	263,164
Accumulated net realized loss on investments	(1,026,147)
Net unrealized appreciation on investments	55,432
Net assets	$7,761,918

A-Class:
Net assets	$927,299
Capital shares outstanding	35,992
Net asset value per share	$25.76
Maximum offering price per share (Net asset value divided by 95.25%)	$27.04

C-Class:
Net assets	$879,206
Capital shares outstanding	35,852
Net asset value per share	$24.52

P-Class:
Net assets	$1,666,519
Capital shares outstanding	64,684
Net asset value per share	$25.76

Institutional Class:
Net assets	$4,288,894
Capital shares outstanding	163,853
Net asset value per share	$26.18

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $161)	$121,018
Dividends from securities of affiliated issuers	53,119
Interest	1,053
Income from securities lending, net	828
Total investment income	176,018

Expenses:
Management fees	79,189
Transfer agent and administrative fees	21,997
Distribution and service fees:
A-Class	2,595
C-Class	10,161
P-Class	6,707
Portfolio accounting fees	8,799
Licensing fees	30,796
Custodian fees	1,106
Trustees’ fees*	631
Line of credit fees	5
Miscellaneous	10,918
Total expenses	172,904
Less:
Expenses waived by Adviser	(8,878)
Net expenses	164,026
Net investment income	11,992

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(65,404)
Investments in affiliated issuers	(442)
Swap agreements	(108,247)
Futures contracts	33,043
Net realized loss	(141,050)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(238,410)
Investments in affiliated issuers	(29,917)
Swap agreements	118,172
Futures contracts	(16,488)
Net change in unrealized appreciation (depreciation)	(166,643)
Net realized and unrealized loss	(307,693)
Net decrease in net assets resulting from operations	$(295,701)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$11,992	$(122,551)
Net realized loss on investments	(141,050)	(459,938)
Net change in unrealized appreciation (depreciation) on investments	(166,643)	317,978
Net decrease in net assets resulting from operations	(295,701)	(264,511)

Distributions to shareholders from:
Net investment income
A-Class	(12,552)	(3,504)
C-Class	(14,515)	(3,120)
P-Class*	(34,475)	(7,993)
Institutional Class	(60,688)	(7,317)
Net realized gains
A-Class	—	(66,854)
C-Class	—	(59,527)
P-Class*	—	(152,483)
Institutional Class	—	(139,593)
Total distributions to shareholders	(122,230)	(440,391)

Capital share transactions:
Proceeds from sale of shares
A-Class	271,562	2,380,986
C-Class	18,599	524,109
P-Class*	592,653	2,315,469
Institutional Class	2,069,459	3,241,410
Distributions reinvested
A-Class	11,362	58,305
C-Class	14,503	61,687
P-Class*	33,768	157,641
Institutional Class	60,495	146,099
Cost of shares redeemed
A-Class	(682,794)	(5,215,772)
C-Class	(331,230)	(517,330)
P-Class*	(2,108,872)	(5,658,844)
Institutional Class	(1,434,110)	(465,399)
Net decrease from capital share transactions	(1,484,605)	(2,971,639)
Net decrease in net assets	(1,902,536)	(3,676,541)

Net assets:
Beginning of year	9,664,454	13,340,995
End of year	$7,761,918	$9,664,454
Undistributed net investment income at end of year	$263,164	$121,207

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2016	Year Ended March 31, 2015
Capital share activity:
Shares sold
A-Class	10,542	85,090
C-Class	741	19,302
P-Class*	22,446	83,244
Institutional Class	78,280	115,101
Shares issued from reinvestment of distributions
A-Class	455	2,286
C-Class	609	2,515
P-Class*	1,353	6,180
Institutional Class	2,387	5,658
Shares redeemed
A-Class	(26,123)	(187,661)
C-Class	(13,297)	(19,532)
P-Class*	(82,826)	(205,278)
Institutional Class	(54,656)	(16,890)
Net decrease in shares	(60,089)	(109,985)

*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015 — See Note 13.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$26.82	$28.42	$27.56	$25.37	$26.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.31)	(.49)	(.21)	(.37)
Net gain (loss) on investments (realized and unrealized)	(.72)	(.09)	3.09	2.40	(.36)
Total from investment operations	(.69)	(.40)	2.60	2.19	(.73)
Less distributions from:
Net investment income	(.37)	(.06)	—	—	—
Net realized gains	—	(1.14)	(1.74)	—	(.76)
Total distributions	(.37)	(1.20)	(1.74)	—	(.76)
Net asset value, end of period	$25.76	$26.82	$28.42	$27.56	$25.37

Total Return[b]	(2.52%)	(1.18%)	9.58%	8.63%	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$927	$1,371	$4,303	$2,080	$2,595
Ratios to average net assets:
Net investment income (loss)	0.11%	(1.10%)	(1.73%)	(0.80%)	(1.43%)
Total expenses[c]	2.00%	2.01%	2.02%	2.03%	1.93%
Net expenses[d]	1.90%	1.90%	1.90%	1.91%	1.85%
Portfolio turnover rate	32%	107%	161%	228%	513%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$25.74	$27.53	$26.95	$24.99	$26.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.45)	(.67)	(.43)	(.52)
Net gain (loss) on investments (realized and unrealized)	(.69)	(.14)	2.99	2.39	(.40)
Total from investment operations	(.85)	(.59)	2.32	1.96	(.92)
Less distributions from:
Net investment income	(.37)	(.06)	—	—	—
Net realized gains	—	(1.14)	(1.74)	—	(.76)
Total distributions	(.37)	(1.20)	(1.74)	—	(.76)
Net asset value, end of period	$24.52	$25.74	$27.53	$26.95	$24.99

Total Return[b]	(3.25%)	(1.92%)	8.74%	7.89%	(3.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$879	$1,230	$1,253	$1,038	$1,022
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(1.68%)	(2.45%)	(1.67%)	(2.04%)
Total expenses[c]	2.75%	2.75%	2.77%	2.79%	2.66%
Net expenses[d]	2.65%	2.65%	2.65%	2.66%	2.60%
Portfolio turnover rate	32%	107%	161%	228%	513%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$26.82	$28.42	$27.57	$25.37	$26.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.29)	(.49)	(.23)	(.34)
Net gain (loss) on investments (realized and unrealized)	(.71)	(.11)	3.08	2.43	(.39)
Total from investment operations	(.69)	(.40)	2.59	2.20	(.73)
Less distributions from:
Net investment income	(.37)	(.06)	—	—	—
Net realized gains	—	(1.14)	(1.74)	—	(.76)
Total distributions	(.37)	(1.20)	(1.74)	—	(.76)
Net asset value, end of period	$25.76	$26.82	$28.42	$27.57	$25.37

Total Return[b]	(2.52%)	(1.18%)	9.54%	8.67%	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,667	$3,318	$6,809	$6,134	$6,183
Ratios to average net assets:
Net investment income (loss)	0.09%	(1.05%)	(1.72%)	(0.88%)	(1.33%)
Total expenses[c]	2.00%	2.01%	2.02%	2.03%	1.91%
Net expenses[d]	1.90%	1.90%	1.90%	1.91%	1.85%
Portfolio turnover rate	32%	107%	161%	228%	513%

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$27.17	$28.71	$27.76	$25.49	$26.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	(.16)	(.42)	(.19)	(.23)
Net gain (loss) on investments (realized and unrealized)	(.72)	(.18)	3.11	2.46	(.43)
Total from investment operations	(.62)	(.34)	2.69	2.27	(.66)
Less distributions from:
Net investment income	(.37)	(.06)	—	—	—
Net realized gains	—	(1.14)	(1.74)	—	(.76)
Total distributions	(.37)	(1.20)	(1.74)	—	(.76)
Net asset value, end of period	$26.18	$27.17	$28.71	$27.76	$25.49

Total Return[b]	(2.23%)	(0.96%)	9.84%	8.91%	(2.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,289	$3,746	$975	$891	$329
Ratios to average net assets:
Net investment income (loss)	0.37%	(0.57%)	(1.46%)	(0.70%)	(0.90%)
Total expenses[c]	1.75%	1.75%	1.77%	1.80%	1.61%
Net expenses[d]	1.65%	1.65%	1.65%	1.67%	1.58%
Portfolio turnover rate	32%	107%	161%	228%	513%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015 — See Note 13.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Emerging Markets 2x Strategy Fund H-Class returned -24.88%, while the BNY Mellon Emerging Markets 50 ADR Index returned -8.86% over the same period. For comparison, the S&P 500 Index returned 1.78%.

For the period, Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing the most to the performance of the underlying index were Information Technology and Utilities. The sectors detracting the most from the return of the underlying index were Financials and Energy.

The stocks in the underlying benchmark which rose the most over the past year were Ctrip.com International ADR, Netease, Inc ADR, and Korea Electric Power Corp. ADR. The stocks in the underlying benchmark which fell the most over the past year were Cia Brasileira de Dis PRF, China Life Insurance Co. ADR, and PetroChina Co. Ltd ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

COUNTRY DIVERSIFICATION

At March 31, 2016, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
China	30%	$ 3,887,259
Brazil	15%	1,903,200
Taiwan, Province of China	14%	1,854,764
India	10%	1,364,053
Republic of Korea	8%	1,026,214
Mexico	8%	980,533
Cayman Islands	7%	858,763
Other	8%	1,045,508
Total Common Stocks	100%	$ 12,920,294

The chart above reflects percentages of the value of common stocks.

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Taiwan Semiconductor Manufacturing Company Ltd. ADR	8.4%
Alibaba Group Holding Ltd. ADR	7.7%
China Mobile Ltd. ADR	5.3%
Baidu, Inc. ADR	4.5%
Infosys Ltd. ADR	3.3%
America Movil SAB de CV — Class L ADR	2.3%
Itau Unibanco Holding S.A. ADR	2.3%
HDFC Bank Ltd. ADR	2.2%
JD.com, Inc. ADR	2.0%
Ambev S.A. ADR	2.0%
Top Ten Total	40.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	-24.84%	-18.29%	-15.85%
A-Class Shares with sales charge†	-28.41%	-19.08%	-16.60%
C-Class Shares	-25.48%	-18.66%	-16.27%
C-Class Shares with CDSC‡	-26.21%	-18.66%	-16.27%
H-Class Shares	-24.88%	-18.27%	-15.83%
BNY Mellon Emerging Markets 50 ADR Index	-8.86%	-5.98%	-4.52%
S&P 500 Index	1.78%	11.58%	13.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	March 31, 2016
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 73.9%

Communications - 29.3%
Alibaba Group Holding Ltd. ADR*	16,942	$1,338,926
China Mobile Ltd. ADR	16,611	921,081
Baidu, Inc. ADR*	4,084	779,554
America Movil SAB de CV — Class L ADR	25,597	397,521
JD.com, Inc. ADR*	13,449	356,399
Ctrip.com International Ltd. ADR*	5,231	231,524
Chunghwa Telecom Company Ltd. ADR	5,735	193,614
Telekomunikasi Indonesia Persero Tbk PT ADR	3,726	189,467
Grupo Televisa SAB ADR	6,601	181,263
China Unicom Hong Kong Ltd. ADR	8,659	113,952
Qihoo 360 Technology Company Ltd. ADR*	1,483	112,041
China Telecom Corporation Ltd. ADR	2,094	109,956
SK Telecom Company Ltd. ADR	5,372	108,353
Telefonica Brasil S.A. ADR	7,093	88,592
Total Communications		5,122,243

Technology - 14.3%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	56,321	1,475,610
Infosys Ltd. ADR	30,127	573,016
NetEase, Inc. ADR	1,106	158,799
Wipro Ltd. ADR	8,859	111,446
Advanced Semiconductor Engineering, Inc. ADR	18,955	110,887
United Microelectronics Corp. ADR	35,891	74,653
Total Technology		2,504,411

Financial - 10.9%
Itau Unibanco Holding S.A. ADR	45,817	393,569
HDFC Bank Ltd. ADR	6,174	380,504
Banco Bradesco S.A. ADR	39,332	293,023
China Life Insurance Company Ltd. ADR	22,453	275,947
Shinhan Financial Group Company Ltd. ADR*	7,154	251,892
KB Financial Group, Inc. ADR*	5,829	160,822
ICICI Bank Ltd. ADR	21,449	153,575
Total Financial		1,909,332

Energy - 7.1%
CNOOC Ltd. ADR	2,425	283,871
China Petroleum & Chemical Corp. ADR	3,849	250,762
Sasol Ltd. ADR	7,658	226,217
PetroChina Company Ltd. ADR	3,183	211,033
Petroleo Brasileiro S.A. Preferred ADR*	30,849	139,746
Petroleo Brasileiro S.A. ADR*	22,457	131,149
Total Energy		1,242,778

Consumer, Non-cyclical - 4.5%
Ambev S.A. ADR	66,370	343,797
Fomento Economico Mexicano SAB de CV ADR	1,989	191,560
BRF S.A. ADR	9,200	130,824
Coca-Cola Femsa SAB de CV ADR	750	62,288
Dr Reddy’s Laboratories Ltd. ADR	1,260	56,939
Total Consumer, Non-cyclical		785,408

Basic Materials - 3.6%
POSCO ADR	4,841	229,124
Ultrapar Participacoes S.A. ADR	6,548	126,245
Vale S.A. ADR	22,813	96,043
Vale S.A. Preferred ADR	30,583	95,419
AngloGold Ashanti Ltd. ADR*	6,066	83,044
Total Basic Materials		629,875

Utilities - 2.0%
Korea Electric Power Corp. ADR*	7,748	199,511
Enersis Americas S.A. ADR	5,777	80,300
Empresa Nacional de Electricidad S.A. ADR	1,650	68,657
Total Utilities		348,468

Industrial - 1.7%
Cemex SAB de CV ADR*	20,316	147,901
LG Display Company Ltd. ADR*	6,694	76,512
Embraer S.A. ADR	2,458	64,793
Total Industrial		289,206

Consumer, Cyclical - 0.5%
Tata Motors Ltd. ADR*	3,049	88,573

Total Common Stocks
(Cost $11,935,487)		12,920,294

	Face Amount

REPURCHASE AGREEMENTS††,1 - 32.8%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[2]	$4,175,893	4,175,893
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	1,565,564	1,565,564
Total Repurchase Agreements
(Cost $5,741,457)		5,741,457

Total Investments - 106.7%
(Cost $17,676,944)		$18,661,751
Other Assets & Liabilities, net - (6.7)%		(1,163,841)
Total Net Assets - 100.0%		$17,497,910

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
EMERGING MARKETS 2x STRATEGY FUND

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2016 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $2,125,170)	51	$34,432

Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2016 Bank of New York Mellon Emerging Markets 50 ADR Index Swap 0.40%[3], Terminating 04/27/16 (Notional Value $19,902,690)	10,070	$370,957

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[3]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$12,920,294	$—	$—	$—	$—	$12,920,294
Equity Futures Contracts	—	34,432	—	—	—	34,432
Equity Index Swap Agreements	—	—	—	370,957	—	370,957
Repurchase Agreements	—	—	5,741,457	—	—	5,741,457
Total	$12,920,294	$34,432	$5,741,457	$370,957	$—	$19,067,140

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $11,935,487)	$12,920,294
Repurchase agreements, at value (cost $5,741,457)	5,741,457
Total investments (cost $17,676,944)	18,661,751
Unrealized appreciation on swap agreements	370,957
Segregated cash with broker	91,800
Cash	20
Receivables:
Fund shares sold	1,186,648
Swap settlement	61,596
Dividends	659
Foreign taxes reclaim	148
Interest	34
Total assets	20,373,613

Liabilities:
Payable for:
Fund shares redeemed	2,843,600
Management fees	14,285
Distribution and service fees	4,193
Transfer agent and administrative fees	3,968
Variation margin	3,061
Portfolio accounting fees	2,381
Miscellaneous	4,215
Total liabilities	2,875,703
Commitments and contingent liabilities (Note 12)	—
Net assets	$17,497,910

Net assets consist of:
Paid in capital	$31,680,588
Accumulated net investment loss	(33,899)
Accumulated net realized loss on investments	(15,538,975)
Net unrealized appreciation on investments	1,390,196
Net assets	$17,497,910

A-Class:
Net assets	$3,988,205
Capital shares outstanding	89,040
Net asset value per share	$44.79
Maximum offering price per share (Net asset value divided by 95.25%)	$47.02

C-Class:
Net assets	$271,486
Capital shares outstanding	6,233
Net asset value per share	$43.56

H-Class:
Net assets	$13,238,219
Capital shares outstanding	295,207
Net asset value per share	$44.84

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $6,725)	$94,640
Interest	3,302
Income from securities lending, net	957
Total investment income	98,899

Expenses:
Management fees	89,690
Transfer agent and administrative fees	24,916
Distribution and service fees:
A-Class	1,848
C-Class	6,022
H-Class	21,564
Portfolio accounting fees	14,950
Registration fees	9,470
Custodian fees	1,265
Trustees’ fees*	681
Line of credit fees	66
Miscellaneous	6,575
Total expenses	177,047
Net investment loss	(78,148)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,840,788)
Swap agreements	(2,020,431)
Futures contracts	(178,437)
Net realized loss	(4,039,656)
Net change in unrealized appreciation (depreciation) on:
Investments	929,367
Swap agreements	299,432
Futures contracts	34,443
Net change in unrealized appreciation (depreciation)	1,263,242
Net realized and unrealized loss	(2,776,414)
Net decrease in net assets resulting from operations	$(2,854,562)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(78,148)	$76,506
Net realized loss on investments	(4,039,656)	(8,079,092)
Net change in unrealized appreciation (depreciation) on investments	1,263,242	(353,133)
Net decrease in net assets resulting from operations	(2,854,562)	(8,355,719)

Distributions to shareholders from:
Net investment income
A-Class	(12,572)	—
C-Class	(4,644)	—
H-Class	(35,994)	—
Total distributions to shareholders	(53,210)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	43,678,611	34,963,639
C-Class	20,590,651	43,038,252
H-Class	334,036,652	445,957,288
Distributions reinvested
A-Class	12,352	—
C-Class	4,644	—
H-Class	35,584	—
Cost of shares redeemed
A-Class	(40,616,785)	(35,480,152)
C-Class	(21,571,134)	(42,085,644)
H-Class	(319,569,790)	(440,104,061)
Net increase from capital share transactions	16,600,785	6,289,322
Net increase (decrease) in net assets	13,693,013	(2,066,397)

Net assets:
Beginning of year	3,804,897	5,871,294
End of year	$17,497,910	$3,804,897
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(33,899)	$53,210

Capital share activity:
Shares sold
A-Class	896,183	525,431
C-Class	401,507	596,138
H-Class	6,540,164	6,042,313
Shares issued from reinvestment of distributions
A-Class	288	—
C-Class	111	—
H-Class	830	—
Shares redeemed
A-Class	(813,738)	(530,350)
C-Class	(417,067)	(580,699)
H-Class	(6,281,031)	(6,078,169)
Net increase (decrease) in shares	327,247	(25,336)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$60.50	$66.27	$73.59	$87.40	$134.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.37)	(.54)	(.35)	(—)[b]
Net gain (loss) on investments (realized and unrealized)	(14.83)	(5.40)	(6.78)	(13.46)	(41.76)
Total from investment operations	(15.06)	(5.77)	(7.32)	(13.81)	(41.76)
Less distributions from:
Net investment income	(.65)	—	—	—	—
Net realized gains	—	—	—	—	(5.60)
Total distributions	(.65)	—	—	—	(5.60)
Net asset value, end of period	$44.79	$60.50	$66.27	$73.59	$87.40

Total Return[c]	(24.84%)	(8.72%)	(9.96%)	(15.79%)	(30.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,988	$382	$744	$106	$363
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.53%)	(0.82%)	(0.51%)	(0.01%)
Total expenses	1.75%	1.75%	1.81%	1.88%	1.77%
Net expenses	1.75%	1.75%	1.76%[d]	1.75%[d]	1.69%[d]
Portfolio turnover rate	2,874%	1,085%	1,412%	730%	883%

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$59.37	$65.46	$72.92	$87.31	$134.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74)	(.73)	(1.04)	(1.25)	(.90)
Net gain (loss) on investments (realized and unrealized)	(14.42)	(5.36)	(6.42)	(13.14)	(40.32)
Total from investment operations	(15.16)	(6.09)	(7.46)	(14.39)	(41.22)
Less distributions from:
Net investment income	(.65)	—	—	—	—
Net realized gains	—	—	—	—	(5.60)
Total distributions	(.65)	—	—	—	(5.60)
Net asset value, end of period	$43.56	$59.37	$65.46	$72.92	$87.31

Total Return[c]	(25.48%)	(9.32%)	(10.21%)	(16.49%)	(29.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$271	$1,287	$409	$108	$62
Ratios to average net assets:
Net investment income (loss)	(1.49%)	(0.99%)	(1.73%)	(1.61%)	(0.87%)
Total expenses	2.46%	2.48%	2.66%	2.59%	2.54%
Net expenses	2.46%	2.48%	2.61%[d]	2.46%[d]	2.46%[d]
Portfolio turnover rate	2,874%	1,085%	1,412%	730%	883%

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Year Ended March 28, 2013[e]	Year Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$60.61	$66.37	$73.87	$87.74	$134.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	.20	(.34)	(.35)	(.35)
Net gain (loss) on investments (realized and unrealized)	(14.71)	(5.96)	(7.16)	(13.52)	(41.00)
Total from investment operations	(15.12)	(5.76)	(7.50)	(13.87)	(41.35)
Less distributions from:
Net investment income	(.65)	—	—	—	—
Net realized gains	—	—	—	—	(5.60)
Total distributions	(.65)	—	—	—	(5.60)
Net asset value, end of period	$44.84	$60.61	$66.37	$73.87	$87.74

Total Return[c]	(24.88%)	(8.71%)	(10.19%)	(15.78%)	(29.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,238	$2,136	$4,719	$2,087	$4,713
Ratios to average net assets:
Net investment income (loss)	(0.76%)	0.25%	(0.51%)	(0.49%)	(0.37%)
Total expenses	1.74%	1.75%	1.80%	1.83%	1.77%
Net expenses	1.74%	1.75%	1.74%[d]	1.69%[d]	1.69%[d]
Portfolio turnover rate	2,874%	1,085%	1,412%	730%	883%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment loss is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2016, Inverse Emerging Markets 2x Strategy Fund H-Class returned 0.48%, while the BNY Mellon Emerging Markets 50 ADR Index returned -8.86% over the same period. For comparison, the S&P 500 Index returned 1.78%.

For the period, Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing the most to the performance of the underlying index were Information Technology and Utilities. The sectors detracting the most from the return of the underlying index were Financials and Energy.

The stocks in the underlying benchmark which rose the most over the past year were Ctrip.com International ADR, Netease, Inc ADR, and Korea Electric Power Corp. ADR. The stocks in the underlying benchmark which fell the most over the past year were Cia Brasileira de Dis PRF, China Life Insurance Co. ADR, and PetroChina Co. Ltd ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

46 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	0.53%	-4.31%	-6.90%
A-Class Shares with sales charge†	-4.23%	-5.23%	-7.73%
C-Class Shares	-0.29%	-4.09%	-6.56%
C-Class Shares with CDSC‡	-1.29%	-4.09%	-6.56%
H-Class Shares	0.48%	-4.41%	-6.99%
BNY Mellon Emerging Markets 50 ADR Index	-8.86%	-5.98%	-4.52%
S&P 500 Index	1.78%	11.58%	13.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS	March 31, 2016
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 10.8%
HSBC Group issued 03/31/16 at 0.21% due 04/01/16[2]	$1,472,100	$1,472,100
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	1,458,452	1,458,452
Total Repurchase Agreements
(Cost $2,930,552)		2,930,552

Total Investments - 10.8%
(Cost $2,930,552)		$2,930,552
Other Assets & Liabilities, net - 89.2%		24,224,642
Total Net Assets - 100.0%		$27,155,194

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2016 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $4,583,700)	110	$140

Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International April 2016 Bank of New York Mellon Emerging Markets 50 ADR Index Swap 0.40%[3], Terminating 04/27/16 (Notional Value $49,755,621)	25,174	$(44,047)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2016.
[3]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2016.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$140	$—	$—	$—	$140
Repurchase Agreements	—	—	2,930,552	—	—	2,930,552
Total	$—	$140	$2,930,552	$—	$—	$2,930,692

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$44,047	$—	$44,047

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Repurchase agreements, at value (cost $2,930,552)	$2,930,552
Receivables:
Fund shares sold	25,815,990
Variation margin	116
Interest	18
Total assets	28,746,676

Liabilities:
Unrealized depreciation on swap agreements	44,047
Payable for:
Fund shares redeemed	1,448,767
Swap settlement	62,158
Management fees	16,703
Distribution and service fees	4,831
Transfer agent and administrative fees	4,640
Portfolio accounting fees	2,784
Miscellaneous	7,552
Total liabilities	1,591,482
Commitments and contingent liabilities (Note 12)	—
Net assets	$27,155,194

Net assets consist of:
Paid in capital	$44,564,384
Accumulated net investment loss	(91,444)
Accumulated net realized loss on investments	(17,273,839)
Net unrealized depreciation on investments	(43,907)
Net assets	$27,155,194

A-Class:
Net assets	$447,709
Capital shares outstanding	26,379
Net asset value per share	$16.97
Maximum offering price per share (Net asset value divided by 95.25%)	$17.82

C-Class:
Net assets	$371,438
Capital shares outstanding	21,464
Net asset value per share	$17.31

H-Class:
Net assets	$26,336,047
Capital shares outstanding	1,560,216
Net asset value per share	$16.88

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Interest	$18,128
Total investment income	18,128

Expenses:
Management fees	169,344
Transfer agent and administrative fees	47,041
Distribution and service fees:
A-Class	877
C-Class	7,780
H-Class	44,222
Portfolio accounting fees	28,226
Custodian fees	2,305
Trustees’ fees*	1,431
Miscellaneous	31,891
Total expenses	333,117
Net investment loss	(314,989)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(3,603,088)
Futures contracts	(1,471,232)
Net realized loss	(5,074,320)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	431,759
Futures contracts	107,047
Net change in unrealized appreciation (depreciation)	538,806
Net realized and unrealized loss	(4,535,514)
Net decrease in net assets resulting from operations	$(4,850,503)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(314,989)	$(211,160)
Net realized loss on investments	(5,074,320)	(6,625,291)
Net change in unrealized appreciation (depreciation) on investments	538,806	74,346
Net decrease in net assets resulting from operations	(4,850,503)	(6,762,105)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,224,104	11,215,785
C-Class	26,363,997	33,937,543
H-Class	537,108,862	297,810,126
Cost of shares redeemed
A-Class	(5,365,150)	(15,735,897)
C-Class	(26,282,809)	(34,133,165)
H-Class	(529,298,402)	(274,012,457)
Net increase from capital share transactions	8,750,602	19,081,935
Net increase in net assets	3,900,099	12,319,830

Net assets:
Beginning of year	23,255,095	10,935,265
End of year	$27,155,194	$23,255,095
Accumulated net investment loss at end of year	$(91,444)	$(106,562)

Capital share activity:
Shares sold
A-Class	334,307	737,908
C-Class	1,396,331	2,098,236
H-Class	26,997,163	18,525,000
Shares redeemed
A-Class	(311,601)	(999,205)
C-Class	(1,380,757)	(2,106,091)
H-Class	(26,811,435)	(17,467,759)
Net increase in shares	224,008	788,089

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$16.87	$18.34	$19.23	$19.29	$21.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.29)	(.35)	(.33)	(.39)
Net gain (loss) on investments (realized and unrealized)	.42	(1.18)	(.54)	.27	(1.47)
Total from investment operations	.10	(1.47)	(.89)	(.06)	(1.86)
Net asset value, end of period	$16.97	$16.87	$18.34	$19.23	$19.29

Total Return[b]	0.53%	(7.96%)	(4.63%)	(0.26%)	(8.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$448	$62	$4,859	$258	$8
Ratios to average net assets:
Net investment income (loss)	(1.59%)	(1.74%)	(1.74%)	(1.60%)	(1.66%)
Total expenses	1.75%	1.75%	1.78%	1.85%	1.78%
Net expenses	1.75%	1.75%	1.75%[c]	1.71%[c]	1.69%[c]
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$17.37	$19.03	$20.07	$20.25	$21.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	(.39)	(.52)	(.49)	(.55)
Net gain (loss) on investments (realized and unrealized)	.41	(1.27)	(.52)	.31	(.53)
Total from investment operations	(.06)	(1.66)	(1.04)	(.18)	(1.08)
Net asset value, end of period	$17.31	$17.37	$19.03	$20.07	$20.25

Total Return[b]	(0.29%)	(8.78%)	(5.23%)	(0.84%)	(5.06%)[d]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$371	$102	$262	$115	$1,261
Ratios to average net assets:
Net investment income (loss)	(2.44%)	(2.47%)	(2.44%)	(2.41%)	(2.41%)
Total expenses	2.50%	2.48%	2.48%	2.65%	2.53%
Net expenses	2.50%	2.48%	2.46%[c]	2.51%[c]	2.44%[c]
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012
Per Share Data
Net asset value, beginning of period	$16.80	$18.33	$19.22	$19.29	$21.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.28)	(.35)	(.33)	(.38)
Net gain (loss) on investments (realized and unrealized)	.42	(1.25)	(.54)	.26	(1.48)
Total from investment operations	.08	(1.53)	(.89)	(.07)	(1.86)
Net asset value, end of period	$16.88	$16.80	$18.33	$19.22	$19.29

Total Return[b]	0.48%	(8.35%)	(4.63%)	(0.36%)	(8.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,336	$23,091	$5,815	$1,942	$2,215
Ratios to average net assets:
Net investment income (loss)	(1.65%)	(1.71%)	(1.74%)	(1.56%)	(1.67%)
Total expenses	1.74%	1.73%	1.78%	1.82%	1.79%
Net expenses	1.74%	1.73%	1.76%[c]	1.68%[c]	1.70%[c]
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]

Generally, the performance of the Fund’s C-Class shares will underperform the Fund’s H-Class shares and A-Class shares due to the C-Class shares’ higher expense ratio. However, the performance of the Fund’s C-Class shares is greater than that of the H-Class shares and A-Class shares due to the impact large redemptions of C-Class shares had on the expense accruals for C-Class shares. The effect of the expense accruals on the performance of the C-Class shares of the Fund was magnified by the small asset base of the C-Class shares.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2016

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

The Emerging Markets Bond Fund H-Class returned 4.82% for the one-year period ended March 31, 2016. By comparison, the Bank of America Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index returned 3.71% over the same period.

Increased global economic instability over the past year led to volatility of credit spreads across most countries. The slowing of the Chinese economy has weakened demand for raw materials, negatively affecting exporters of raw materials. In addition volatility in oil prices affected the credit spreads of countries with a high dependency on oil revenues.

Over the past year, of the countries remaining within the credit default swaps used by the Fund, Russia was the only country which experienced a tightening of credit spreads. Venezuela, South Africa, and Brazil were the three countries which experienced the largest increase in credit spreads. During this period, Ukraine defaulted, which was a negative impact for the fund.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The Fund invests principally in derivate instruments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
iShares JP Morgan USD Emerging Markets Bond ETF	20.0%
PowerShares Emerging Markets Sovereign Debt Portfolio	20.0%
Total	40.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2016

	1 Year	Since Inception (10/08/13)
A-Class Shares	5.13%	0.11%
A-Class Shares with sales charge†	0.12%	-1.84%
C-Class Shares	3.73%	-0.93%
C-Class Shares with CDSC‡	2.85%	-0.93%
H-Class Shares	4.82%	-0.16%
BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index	3.71%	5.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA ML US Dollar Emerging Markets Sovereign Plus Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2016
EMERGING MARKETS BOND STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS - 40.0%
iShares JP Morgan USD Emerging Markets Bond ETF	1,087	$119,951
PowerShares Emerging Markets Sovereign Debt Portfolio	4,233	119,794
Total Exchange-Traded Funds
(Cost $230,200)		239,745

	Face Amount

REPURCHASE AGREEMENTS††,1 - 42.7%
Royal Bank of Canada issued 03/31/16 at 0.23% due 04/01/16	$191,390	191,390
HSBC Group issued 03/31/16 at 0.21% due 04/01/16	65,081	65,081
Total Repurchase Agreements
(Cost $256,471)		256,471

Total Investments - 82.7%
(Cost $486,671)		$496,216
Other Assets & Liabilities, net - 17.3%		103,734
Total Net Assets - 100.0%		$599,950

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2016 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $121,195)	1	$1,623
June 2016 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $260,844)	2	1,528
(Total Aggregate Value of Contracts $382,039)		$3,151

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION SOLD††
Index	Counterparty	Exchange	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Received	Unrealized Depreciation
CDX.EM-25 Index	Barclays Bank plc	ICE	1.00%	06/20/21	$200,000	$(182,462)	$(17,110)	$(428)
CDX.EM-25 Index	Goldman Sachs International	ICE	1.00%	06/20/21	350,000	(319,308)	(29,612)	(1,080)
							$(46,722)	$(1,508)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
ICE — Intercontinental Exchange
plc — Public Limited Company
CDX.EM-25 Index — Credit Default Swap Emerging Markets Series 25 Index

See Sector Classification in Other Information section

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2016
EMERGING MARKETS BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Exchange-Traded Funds	$239,745	$—	$—	$—	$—	$239,745
Interest Rate Futures Contracts	—	3,151	—	—	—	3,151
Repurchase Agreements	—	—	256,471	—	—	256,471
Total	$239,745	$3,151	$256,471	$—	$—	$499,367

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Credit Default Swaps	$—	$—	$—	$1,508	$—	$1,508

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2016, there were no transfers between levels.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

Assets:
Investments, at value (cost $230,200)	$239,745
Repurchase agreements, at value (cost $256,471)	256,471
Total investments (cost $486,671)	496,216
Segregated cash with broker	146,468
Receivables:
Dividends	31,164
Fund shares sold	7,924
Variation margin	1,104
Interest	200
Total assets	683,076

Liabilities:
Unamortized upfront premiums received on credit default swaps	46,722
Unrealized depreciation on swap agreements	1,508
Payable for:
Management fees	14,562
Distribution and service fees	4,930
Transfer agent and administrative fees	4,854
Securities purchased	4,292
Portfolio accounting fees	2,913
Fund shares redeemed	5
Miscellaneous	3,340
Total liabilities	83,126
Commitments and contingent liabilities (Note 12)	—
Net assets	$599,950

Net assets consist of:
Paid in capital	$557,835
Undistributed net investment income	10,603
Accumulated net realized gain on investments	20,324
Net unrealized appreciation on investments	11,188
Net assets	$599,950

A-Class:
Net assets	$258,728
Capital shares outstanding	14,225
Net asset value per share	$18.19
Maximum offering price per share (Net asset value divided by 95.25%)	$19.10

C-Class:
Net assets	$129,440
Capital shares outstanding	7,340
Net asset value per share	$17.63

H-Class:
Net assets	$211,782
Capital shares outstanding	11,734
Net asset value per share	$18.05

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

Investment Income:
Dividends	$62,260
Interest	1,960
Total investment income	64,220

Expenses:
Management fees	17,219
Transfer agent and administrative fees	5,741
Distribution and service fees:
A-Class	4,765
C-Class	511
H-Class	851
Portfolio accounting fees	3,446
Custodian fees	276
Trustees’ fees*	42
Miscellaneous	3,615
Total expenses	36,466
Net investment income	27,754

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	252,666
Swap agreements	597,568
Futures contracts	(122,136)
Net realized gain	728,098
Net change in unrealized appreciation (depreciation) on:
Investments	8,955
Swap agreements	(636)
Futures contracts	2,357
Net change in unrealized appreciation (depreciation)	10,676
Net realized and unrealized gain	738,774
Net increase in net assets resulting from operations	$766,528

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$27,754	$(78,087)
Net realized gain (loss) on investments	728,098	(201,722)
Net change in unrealized appreciation (depreciation) on investments	10,676	(39,251)
Net increase (decrease) in net assets resulting from operations	766,528	(319,060)

Distributions to shareholders from:
Net investment income
A-Class	(4,095)	(7,457)
C-Class	(6,486)	(2,377)
H-Class	(18,553)	(181,291)
Total distributions to shareholders	(29,134)	(191,125)

Capital share transactions:
Proceeds from sale of shares
A-Class	33,166,270	18,252,568
C-Class	183,968	1,144,653
H-Class	4,344,437	3,651,528
Distributions reinvested
A-Class	4,095	6,103
C-Class	4,976	2,377
H-Class	18,553	33,679
Cost of shares redeemed
A-Class	(33,725,205)	(18,413,103)
C-Class	(90,538)	(1,123,838)
H-Class	(4,269,575)	(8,907,076)
Net decrease from capital share transactions	(363,019)	(5,353,109)
Net increase (decrease) in net assets	374,375	(5,863,294)

Net assets:
Beginning of year	225,575	6,088,869
End of year	$599,950	$225,575
Undistributed net investment income at end of year	$10,603	$5,111

Capital share activity:
Shares sold
A-Class	1,894,659	689,810
C-Class	10,061	44,326
H-Class	231,296	149,092
Shares issued from reinvestment of distributions
A-Class	240	297
C-Class	299	117
H-Class	1,091	1,645
Shares redeemed
A-Class	(1,882,576)	(708,041)
C-Class	(4,690)	(43,173)
H-Class	(228,207)	(364,753)
Net increase (decrease) in shares	22,173	(230,680)

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[a]
Per Share Data
Net asset value, beginning of period	$20.38	$25.17	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	(.36)	(.21)
Net gain (loss) on investments (realized and unrealized)	.56	(.94)	.38
Total from investment operations	.84	(1.30)	.17
Less distributions from:
Net investment income	(3.03)	(3.49)	—
Total distributions	(3.03)	(3.49)	—
Net asset value, end of period	$18.19	$20.38	$25.17

Total Return[c]	5.13%	(5.31%)	0.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$259	$39	$499
Ratios to average net assets:
Net investment income (loss)	1.59%	(1.50%)	(1.78%)
Total expenses[d]	1.58%	1.71%	1.83%
Portfolio turnover rate	21,555%	655%	—

C-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[a]
Per Share Data
Net asset value, beginning of period	$20.08	$25.09	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.25)	(.45)	(.28)
Net gain (loss) on investments (realized and unrealized)	.83	(1.07)	.37
Total from investment operations	.58	(1.52)	.09
Less distributions from:
Net investment income	(3.03)	(3.49)	—
Total distributions	(3.03)	(3.49)	—
Net asset value, end of period	$17.63	$20.08	$25.09

Total Return[c]	3.73%	(6.19%)	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129	$34	$10
Ratios to average net assets:
Net investment income (loss)	(1.33%)	(1.85%)	(2.34%)
Total expenses[d]	2.32%	2.24%	2.39%
Portfolio turnover rate	21,555%	655%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[a]
Per Share Data
Net asset value, beginning of period	$20.29	$25.18	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.39)	(.19)
Net gain (loss) on investments (realized and unrealized)	.90	(1.01)	.37
Total from investment operations	.79	(1.40)	.18
Less distributions from:
Net investment income	(3.03)	(3.49)	—
Total distributions	(3.03)	(3.49)	—
Net asset value, end of period	$18.05	$20.29	$25.18

Total Return[c]	4.82%	(5.74%)	0.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212	$153	$5,580
Ratios to average net assets:
Net investment income (loss)	(0.55%)	(1.64%)	(1.62%)
Total expenses[d]	1.56%	1.74%	1.64%
Portfolio turnover rate	21,555%	655%	—

[a]	Since commencement of operations: October 8, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2016, the Trust consisted of fifty-three funds.

This report covers the Long Short Equity Fund, Event Driven and Distressed Strategies Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund (the “Funds”), each a non-diversified investment company. Only A-Class, C-Class, H-Class, P-Class and Institutional Class shares had been issued by the Funds.

The International Equity Funds and Fixed Income Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2016, afternoon NAV.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

THE RYDEX FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the

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investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

E. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fi scal period end, resulting from changes in exchange rates.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.25% at March 31, 2016.

J. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For those Funds whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s

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clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$333,238	$—
Event Driven and Distressed Strategies Fund	Index exposure, Liquidity, Duration	5,314,307	—
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	1,070,280	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	3,213,111
Emerging Markets Bond Strategy Fund	Index exposure, Leverage, Liquidity, Duration	248,893	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Event Driven and Distressed Strategies Fund	Index exposure, Liquidity	$3,760,932	$—
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	21,255,660	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	62,848,712

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

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NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional
Fund	Use	Long
Event Driven and Distressed Strategies Fund	Index exposure, Liquidity, Duration	$5,356,441
Emerging Markets Bond Strategy Fund	Index exposure, Leverage, Liquidity, Duration	313,187

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2016:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2016
Long Short Equity Fund	$5,937	$—	$—	$—	$5,937
Event Driven and Distressed Strategies Fund	29,249	67,900	10,418	65,862	173,429
Emerging Markets 2x Strategy Fund	34,432	370,957	—	—	405,389
Inverse Emerging Markets 2x Strategy Fund	140	—	—	—	140
Emerging Markets Bond Strategy Fund	—	—	3,151	—	3,151

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2016
Inverse Emerging Markets 2x Strategy Fund	$—	$44,047	$—	$—	$44,047
Emerging Markets Bond Strategy Fund	—	—	—	1,508	1,508

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*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Long Short Equity Fund	$(14,419)	$—	$—	$—	$(14,419)
Event Driven and Distressed Strategies Fund	(81,701)	(33,031)	114,744	(75,216)	(75,204)
Emerging Markets 2x Strategy Fund	(178,437)	(2,020,431)	—	—	(2,198,868)
Inverse Emerging Markets 2x Strategy Fund	(1,471,232)	(3,603,088)	—	—	(5,074,320)
Emerging Markets Bond Strategy Fund	—	—	(122,136)	597,568	475,432

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Long Short Equity Fund	$5,937	$—	$—	$—	$5,937
Event Driven and Distressed Strategies Fund	5,878	69,940	(22,366)	48,232	101,684
Emerging Markets 2x Strategy Fund	34,443	299,432	—	—	333,875
Inverse Emerging Markets 2x Strategy Fund	107,047	431,759	—	—	538,806
Emerging Markets Bond Strategy Fund	—	—	2,357	(636)	1,721

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Event Driven and Distressed Strategies Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

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RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
Emerging Markets 2x Strategy Fund	0.15%
Inverse Emerging Markets 2x Strategy Fund	0.15%
Emerging Markets Bond Strategy Fund	0.15%
Remaining Funds
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares, H-Class shares and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Event Driven and Distressed Strategies Fund to the extent necessary to keep net operating expenses relative to the average daily net assets of A-Class, C-Class, P-Class, and Institutional Class shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends on securities sold short, and extraordinary expenses) from exceeding 1.90%, 2.65%, 1.90%, and 1.65%, respectively. The total annual fund operating expenses after fee waiver and/or expense reimbursement includes excluded expenses and, thus, from time to time may be higher than 1.90%, 2.65%, 1.90% and 1.65%, respectively. This agreement may be terminated only with the approval of the Fund’s Board.

For the year ended March 31, 2016, GFD retained sales charges of $349,121 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2016, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Royal Bank of Canada			U.S. TIP Bonds
0.23%			0.13% - 0.38%
Due 04/01/16	$364,541,761	$364,544,090	04/15/17 - 07/15/23	$353,293,600	$371,832,617

HSBC Group			U.S. Treasury Strips
0.21%			0.00%
Due 04/01/16	182,287,605	182,288,668	05/15/43	392,890,600	185,933,378

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

During the year ended March 31, 2016, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations are net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of March 31, 2016, all Funds had ceased participation in securities lending.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral

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agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Event Driven and Distressed Strategies Fund	Swap equity contracts	$67,900	$—	$67,900	$—	$—	$67,900
Emerging Markets 2x Strategy Fund	Swap equity contracts	370,957	—	370,957	—	—	370,957

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	$44,047	$—	$44,047	$44,047	$—	$—

[1]	Centrally cleared swaps and exchange-traded futures are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2016, the following capital loss carryforward amounts were used:

Fund	Amount
Emerging Markets Bond Strategy Fund	$479,142

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$—	$—	$—
Event Driven and Distressed Strategies Fund	122,230	—	122,230
Emerging Markets 2x Strategy Fund	53,210	—	53,210
Inverse Emerging Markets 2x Strategy Fund	—	—	—
Emerging Markets Bond Strategy Fund	29,134	—	29,134

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$—	$—	$—
Event Driven and Distressed Strategies Fund	430,324	10,067	440,391
Emerging Markets 2x Strategy Fund	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—
Emerging Markets Bond Strategy Fund	191,125	—	191,125

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2016 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward & Other Losses
Long Short Equity Fund	$—	$—	$1,759,311	$(68,031,730)
Event Driven and Distressed Strategies Fund	265,023	—	(50,150)	(922,424)
Emerging Markets 2x Strategy Fund	—	—	949,485	(15,132,163)
Inverse Emerging Markets 2x Strategy Fund	—	—	(44,047)	(17,365,143)
Emerging Markets Bond Strategy Fund	33,500	—	8,615	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

72 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2016, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2017	2018	Short-Term	Long-Term	Carryforward
Long Short Equity Fund	$(46,806,630)	$(19,377,927)	$(1,847,173)	$—	$(68,031,730)
Event Driven and Distressed Strategies Fund	—	—	(922,424)	—	(922,424)
Emerging Markets 2x Strategy Fund	—	—	(13,525,118)	(1,573,146)	(15,098,264)
Inverse Emerging Markets 2x Strategy Fund	—	—	(16,394,258)	(879,441)	(17,273,699)
Emerging Markets Bond Strategy Fund	—	—	—	—	—

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to qualified late year losses, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, mark-to-market on futures contracts and the mark-to-market of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and swap investments. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Long Short Equity Fund	$(640,466)	$648,071	$(7,605)
Event Driven and Distressed Strategies Fund	2	252,195	(252,197)
Emerging Markets 2x Strategy Fund	(44,249)	44,249	—
Inverse Emerging Markets 2x Strategy Fund	(330,107)	330,107	—
Emerging Markets Bond Strategy Fund	220,966	6,872	(227,838)

At March 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Long Short Equity Fund	$49,202,795	$2,825,650	$(2,104,788)	$720,862
Event Driven and Distressed Strategies Fund	7,608,142	55,179	(239,091)	(183,912)
Emerging Markets 2x Strategy Fund	18,083,223	612,137	(33,609)	578,528
Inverse Emerging Markets 2x Strategy Fund	2,930,552	—	—	—
Emerging Markets Bond Strategy Fund	487,601	8,615	—	8,615

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1

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NOTES TO FINANCIAL STATEMENTS (continued)

and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2016, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2016:

Fund	Ordinary
Emerging Markets 2x Strategy Fund	$(33,899)
Inverse Emerging Markets 2x Strategy Fund	(91,444)

9. Securities Transactions

For the year ended March 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$145,329,850	$154,358,435
Event Driven and Distressed Strategies Fund	2,119,616	3,363,074
Emerging Markets 2x Strategy Fund	155,583,873	143,171,003
Emerging Markets Bond Strategy Fund	16,106,980	16,178,249

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Emerging Markets 2x Strategy Fund	$500,599	$—	$—

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions during the year ended March 31, 2016, in which the portfolio company is an “affiliated person”, were as follows:

Affiliated issuers by Fund	Value 03/31/15	Additions	Reductions	Value 03/31/16	Shares 03/31/16	Investment Income	Realized Gain (Loss)
Long Short Equity Fund
Guggenheim Strategy Fund I	$—	$3,064,684	$(1,000,000)	$2,054,852	82,824	$30,316	$(4,074)
Guggenheim Strategy Fund II	—	14,213	—	14,088	571	232	—
	$—	$3,078,897	$(1,000,000)	$2,068,940		$30,548	$(4,074)

Event Driven and Distressed Strategies Fund
Guggenheim Strategy Fund I	$—	$2,139,707	$(100,000)	$2,031,647	81,888	$20,822	$(57)
Guggenheim Strategy Fund II	—	2,159,039	(100,000)	2,039,748	82,614	32,297	(385)
	$—	$4,298,746	$(200,000)	$4,071,395		$53,119	$(442)

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 12, 2016. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.31% for the year ended March 31, 2016. The Funds did not have any borrowings outstanding under this agreement at March 31, 2016.

The average daily balances borrowed for the year ended March 31, 2016, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$525
Event Driven and Distressed Strategies Fund	390
Emerging Markets 2x Strategy Fund	5,201

12. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

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NOTES TO FINANCIAL STATEMENTS (continued)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code (which was the basis for the district court’s dismissal), their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all three lawsuits. The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust and Reichman actions in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. The Bankruptcy Court has not yet issued a decision on the motion. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions while the May 4 motion is pending.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (concluded)

13. H-Class Shares Redesignated as P-Class Shares

Effective following the close of business on April 30, 2015, (the “Redesignation Date”), all outstanding H-Class shares of the Event Driven and Distressed Strategies Fund and Long Short Equity Fund (collectively, the “Funds”) were redesignated as P-Class shares, and the Funds will no longer offer H-Class shares.

P-Class shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which GFD has an agreement for the use of P-Class shares of the Funds in investment products, programs or accounts. P-Class shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Funds reserve the right to modify their minimum investment amount and account balance requirements at any time, with or without prior notice to you.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Long Short Equity Fund, Event Driven and Distressed Strategies Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund (five of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (five of the series constituting the Rydex Series Funds) at March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 25, 2016

78 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2016, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Ordinary
Event Driven and Distressed Strategies Fund	7.88%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Ordinary
Event Driven and Distressed Strategies Fund	3.88%
Emerging Markets 2x Strategy Fund	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	237

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

82 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE RYDEX FUNDS ANNUAL REPORT | 83

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

84 | THE RYDEX FUNDS ANNUAL REPORT

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees: The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended March 31, 2016 and March 31, 2015 were $798,622 and $744,325, respectively.

(b)            Audit Related Fees: The aggregate Audit Related Fees by the registrant’s principal accountant billed for the fiscal years ended March 31, 2016 and March 31, 2015 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2016 and March 31, 2015 were $38,585 and $36,750, respectively.

(c)            Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2016 and March 31, 2015 were $387,911 and $334,575, respectively.

(d)            All Other Fees: The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2016 and March 31, 2015 were $0 and $0, respectively.

(e)            The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings.  If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting.  There shall be no waivers of the pre-approval process.  No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)            The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $426,496 and $371,325, respectively.  These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)            All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

 (b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)            Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)                    A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia,
President and Chief Executive Officer

Date	June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia,
President and Chief Executive Officer

Date	June 9, 2016

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Vice
President and Treasurer

Date	June 9, 2016

* Print the name and title of each signing officer under his or her signature.